                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                           NPS PHARMACEUTICALS, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_]  No fee required.

[X]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:
         Common Stock (par value $.001)
     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:
         7,619,290
     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         $4.125**
     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:
         $31,429,571.25**
     -------------------------------------------------------------------------


     (5) Total fee paid:
         $6,285.91
     -------------------------------------------------------------------------

[_]      Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
         Not Applicable
     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:
         Not Applicable
     -------------------------------------------------------------------------


     (3) Filing Party:
         Not Applicable
     -------------------------------------------------------------------------


     (4) Date Filed:
         Not Applicable
     -------------------------------------------------------------------------

Notes:

** Estimated solely for the purpose of calculating the filing fee pursuant to Exchange Act Rules 14a-6(i)(1) and 0-11. The fee has been calculated based on the average of the high and low prices per share of NPS Common Stock as reported on the Nasdaq Stock Market on October 28, 1999.

                                                             November 15, 1999

                           NPS PHARMACEUTICALS, INC.
                                420 Chipeta Way
                        Salt Lake City, Utah 84108-1256


DEAR STOCKHOLDER:

   You are cordially invited to attend a special meeting of the stockholders of NPS Pharmaceuticals, Inc., to be held at the Salt Lake City Marriott University Park, 500 South Wakara Way, Salt Lake City, Utah, 84108, on December 15, 1999 at 10:00 a.m. local time.

   At this meeting, you will be asked to consider and vote upon certain matters related to the merger between NPS and Allelix Biopharmaceuticals Inc. The matters to be voted on are described more fully in the accompanying Proxy Statement.

   After careful consideration, the Board of Directors of NPS has unanimously approved the merger and has concluded it is fair to, and in the best interests of, NPS and its stockholders. The NPS Board of Directors unanimously recommends that you vote in favor of the proposals described in the accompanying Proxy Statement.

   In the materials accompanying this letter you will find a Notice of Special Meeting of Stockholders, a Proxy Statement relating to the proposals to be voted upon at the NPS Special Meeting and a Proxy Card.

   All stockholders are cordially invited to attend the NPS Special Meeting in person, but if you do not plan to attend, please follow the instructions for return of the proxy card.

   On behalf of the NPS Board of Directors, we thank you for your support.

                                        Sincerely,


                                        Hunter Jackson
                                        Chairman and CEO

                           NPS PHARMACEUTICALS, INC.
                                420 Chipeta Way
                        Salt Lake City, Utah 84108-1256

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                 December 15, 1999 at 10:00 a.m. (local time)
                                     at the
                         Marriott-University Park Hotel
                              500 South Wakara Way
                        Salt Lake City, Utah 84108-1256

TO THE STOCKHOLDERS OF NPS PHARMACEUTICALS, INC.:

   NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of NPS Pharmaceuticals, Inc., a Delaware corporation ("NPS"), will be held on December 15, 1999, at 10:00 a.m., local time, at the Marriott-University Park Hotel, 500 South Wakara Way, Salt Lake City, Utah for the following purposes:

   1. To approve the issuance of shares of NPS common stock, $0.001 par value per share (the "NPS Common Stock"), in connection with the Arrangement Agreement, dated as of September 27, 1999, by and among Allelix Biopharmaceuticals Inc. and NPS (the "Arrangement").

   2. To approve an amendment to the Certificate of Incorporation of NPS increasing the total number of shares of capital stock that NPS is authorized to issue from 25,000,000 shares to 50,000,000 shares and the total number of shares of common stock authorized for issuance thereunder to 45,000,000 shares from 20,000,000 shares.

   3. To transact such other business as may properly come before the meeting or any adjournment thereof.

   Approval of items 1 and 2 above is a closing condition to the Arrangement. The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

   The Board of Directors has fixed the close of business on [___] as the record date for the determination of stockholders entitled to notice of and to vote at this Special Meeting of Stockholders and at any adjournment thereof.

                                   By Order of the Board of Directors
                                   James U. Jensen, Secretary

Salt Lake City, Utah
November 15, 1999


--------------------------------------------------------------------------------
ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE SPECIAL MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE SPECIAL MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK, OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE SPECIAL MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.
--------------------------------------------------------------------------------

                           NPS PHARMACEUTICALS, INC.
                                420 Chipeta Way
                        Salt Lake City, Utah 84108-1256
                                     [___]

                                PROXY STATEMENT
                                    for the
                        Special Meeting of Stockholders
                             (____________________)
                                  ___________
                                  INFORMATION

   This Proxy Statement is being furnished by the Board of Directors (the "Board" or "Board of Directors") of NPS Pharmaceuticals, Inc., a Delaware corporation ("NPS") or the "Company" or "we") to holders of common stock, $0.001 par value per share (the "NPS Common Stock") of NPS (the "NPS Stockholders") in connection with the solicitation of proxies by the Board of Directors of NPS for use at the Special Meeting of Stockholders of NPS or any adjournment or postponement thereof. The Special Meeting is being called to consider and vote upon a proposal to approve the issuance of shares of NPS Common Stock in connection with the merger (sometimes called the "Arrangement") provided for in the Arrangement Agreement dated as of September 27, 1999 between Allelix Biopharmaceuticals Inc. ("Allelix") and NPS (the "Arrangement Agreement"), as amended, and to approve an amendment to NPS's Certificate of Incorporation (the "Certificate of Amendment") increasing the number of shares of capital stock that NPS is authorized to issue from 25,000,000 shares to 50,000,000 shares, and the total number of shares of common stock authorized for issuance thereunder to 45,000,000 shares from 20,000,000shares. The approval of this amendment is a closing condition to the Arrangement. A copy of the Arrangement Agreement is attached hereto as Appendix A. A copy of the Plan of Arrangement is attached hereto as Appendix B. A copy of the Certificate of Amendment is attached hereto as Appendix C.

   Allelix is a Canadian biopharmaceutical company that applies proprietary technologies to the identification of disease targets and to the discovery, design, and development of novel pharmaceutical products. Products are commercialized in partnership with leading biotechnology and multinational pharmaceutical companies for global markets and by Allelix itself for niche market indications.

   Upon consummation of the proposed Arrangement, Allelix will effectively become a wholly owned subsidiary of NPS. Each outstanding share of Allelix Common Stock will become 0.3238 of a share of NPS Common Stock or 0.3238 of an Exchangeable Share entitling the holder to acquire one share of NPS Common Stock on exchange. Each outstanding warrant or option exercisable into Allelix Common Stock will be exercisable into the right to receive 0.3238 of a share of NPS Common Stock or 0.3238 of an Exchangeable Share entitling the holder to acquire one share of NPS Common Stock on exchange for each one share of Allelix Common Stock the holder was theretofore entitled to receive upon exercise. The number of shares of NPS Common Stock into which each share of Allelix Common Stock will be converted pursuant to the Arrangement is referred to as the "Exchange Ratio." Up to an aggregate of 7,583,290 shares of NPS Common Stock may be issued in connection with the Arrangement.

   The obligations of NPS and Allelix to effect the Arrangement and otherwise consummate the transactions contemplated by the Arrangement Agreement are subject to the satisfaction or waiver of various conditions, including the approval of an increase in the authorized capital stock of NPS by the holders of a majority of the outstanding shares of NPS Common Stock, and the approval of the issuance of NPS Common Stock in connection with the Arrangement by the holders of a majority of the outstanding shares of NPS Common Stock present in person or represented by proxy at the NPS Special Meeting and entitled to vote thereat, and the adoption and approval of the Arrangement Agreement by holders of the outstanding shares of Allelix Common Stock and approval by the Superior Court of Justice in Toronto, Ontario. The Arrangement is expected to be consummated shortly after such approvals are obtained, and the other conditions to the consummation of the Arrangement are satisfied or waived. It is currently anticipated that the Arrangement will be consummated in late December 1999.

   This Proxy Statement and the accompanying form of proxy are first being mailed to stockholders of NPS on or about November 15, 1999.

   THE ABOVE MATTERS ARE DISCUSSED IN DETAIL IN THIS PROXY STATEMENT. STOCKHOLDERS OF NPS ARE STRONGLY URGED TO READ AND CONSIDER CAREFULLY THIS PROXY STATEMENT AND THE ACCOMPANYING APPENDICES IN THEIR ENTIRETY, INCLUDING THE MATTERS REFERRED TO UNDER "RISK FACTORS" BEGINNING AT PAGE [___].

   THESE MATTERS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION") NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   The date of this Proxy Statement is November 15, 1999.

                               TABLE OF CONTENTS

AVAILABLE INFORMATION..................................................................   1

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE........................................   1

REPORTING OF CURRENCIES AND ACCOUNTING PRINCIPLES......................................   2

CANADIAN / UNITED STATES EXCHANGE RATES................................................   2

SUMMARY................................................................................   2
     The Companies.....................................................................   3
          NPS Pharmaceuticals, Inc.....................................................   3
          Allelix Biopharmaceuticals Inc...............................................   3
     The NPS Special Meeting...........................................................   3
          Time, Date, and Place........................................................   3
          Purpose......................................................................   3
          Record Date and Vote Required................................................   4
     The Arrangement...................................................................   4
          General......................................................................   4
          Stock Ownership Following the Arrangement....................................   5
          Effective Time...............................................................   5
          The Exchangeable Shares......................................................   5
          NPS's Reasons for the Arrangement............................................   6
          Recommendation of the Board of Directors of NPS..............................   6
          Opinion of NPS's Financial Advisor, Prudential Securities, Inc...............   6
          Conditions to Closing........................................................   7
          Termination..................................................................   7
          Termination Fees and Expenses................................................   7
          Accounting Treatment.........................................................   8
          Stock Exchange Listings......................................................   8
          Certain Tax Considerations...................................................   8
          Dissent Rights...............................................................   9
          Non-Solicitation.............................................................   9
          Interests of Certain Persons in The Arrangement..............................   9
          Risk Factors.................................................................   9

SELECTED HISTORICAL FINANCIAL INFORMATION OF ALLELIX...................................  10

SELECTED HISTORICAL FINANCIAL INFORMATION OF NPS.......................................  10

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION.......................  11

COMPARATIVE PER SHARE DATA.............................................................  21

MARKETS AND MARKET PRICES AND DIVIDEND POLICY..........................................  22

RISK FACTORS...........................................................................  23

THE NPS SPECIAL MEETING....................................................................................  25
     Purpose...............................................................................................  25
     Solicitation of Proxies...............................................................................  26
     Record Date, Entitlement to Vote, and Outstanding Shares..............................................  26
     Revocation of Proxies.................................................................................  26
     Required Votes to Approve.............................................................................  26

THE ALLELIX SPECIAL MEETING................................................................................  27

PROPOSAL ONE -- APPROVAL OF THE SHARE ISSUANCES IN CONNECTION WITH THE ARRANGEMENT.........................  27
     Background of the Arrangement.........................................................................  27
     NPS's Reasons for the Arrangement and Recommendation of the NPS Board.................................  28
     Opinion of NPS's Financial Advisor, Prudential Securities, Inc........................................  30
     Interests of Certain Persons in the Arrangement.......................................................  35
     Mechanics.............................................................................................  36
     Description of Exchangeable Shares....................................................................  36
     Options...............................................................................................  39
     Warrants..............................................................................................  39
     Court Approval and Completion of the Continuance and the Arrangement..................................  39
     Accounting Treatment..................................................................................  40
     Regulatory Matters....................................................................................  40
     No NPS Appraisal Rights...............................................................................  40
     Voting Arrangements...................................................................................  40
     The Composition of the NPS Board of Directors.........................................................  40
     Stock Exchange Listing................................................................................  41
          Exchangeable Shares..............................................................................  41
          NPS Common Shares................................................................................  41
     Resale of Exchangeable Shares and NPS Common Shares Received in Connection with the Arrangement.......  41
          United States....................................................................................  41
          Canada...........................................................................................  42
     Ongoing Canadian Reporting Obligations................................................................  42

THE ARRANGEMENT AGREEMENT AND RELATED AGREEMENTS...........................................................  43
     Effective Date of the Arrangement.....................................................................  43
     Termination...........................................................................................  43
     Termination Fees and Expenses.........................................................................  44
     Conditions to Closing.................................................................................  44
          Mutual Conditions Precedent......................................................................  44
          Conditions Precedent for the Benefit of Allelix..................................................  46
          Conditions Precedent for the Benefit of NPS......................................................  48
     General Covenants.....................................................................................  49
          Mutual Covenants.................................................................................  49
          Covenants of Allelix.............................................................................  50
          Covenants of NPS.................................................................................  50
     Covenants of Allelix Regarding Non-Solicitation.......................................................  51
     Covenants of NPS Regarding No Shop....................................................................  52
     Representations and Warranties........................................................................  53
          Mutual Representations and Warranties............................................................  53

          Representations and Warranties of Allelix.......................................  54
          Representations and Warranties of NPS...........................................  54
     Confidentiality......................................................................  54
     Standstill...........................................................................  55
     Access...............................................................................  56
     Amendment............................................................................  56
     Support Agreement....................................................................  57
     Voting and Exchange Trust Agreement..................................................  58

PROPOSAL TWO - APPROVAL OF THE AMENDMENT OF THENPS CERTIFICATE OF INCORPORATION...........  58

INCOME TAX CONSEQUENCES TO NPS STOCKHOLDERS...............................................  59

INFORMATION CONCERNING ALLELIX............................................................  59
     Business of Allelix..................................................................  59
     Documents Included as Appendices.....................................................  61
     1999 Financial Results and Management's Discussion and Analysis of Financial
          Condition and Results of Operations ("MD&A").....................................  61
     Directors and Officers................................................................  62
          Indebtedness of Directors and Senior Officers of Allelix.........................  63
     Share Capital Matters.................................................................  63
          Allelix Preferred Shares.........................................................  63
          Allelix Common Shares............................................................  63
     Stock Exchange Listings...............................................................  63
     Auditors, Transfer Agents and Registrars..............................................  63

LEGAL MATTERS..............................................................................  63

EXPERTS....................................................................................  63

REPRESENTATIVES OF INDEPENDENT ACCOUNTANTS.................................................  64

APPENDIX A  -  Arrangement Agreement............................................................................................ A-1
APPENDIX B  - Schedule A to the Arrangement Agreement:Plan of Arrangement Including Exchangeable Share Provisions............... B-1
APPENDIX C  - Certificate of Amendment of the Certificate of Incorporation...................................................... C-1
APPENDIX D  - Opinion of Prudential Securities, Inc............................................................................. D-1
APPENDIX E  -  Management's Proxy Circular of Allelix Biopharmaceuticals Inc.................................................... E-1
APPENDIX F  - Schedule C to the Arrangement Agreement:Form of Voting and Exchange Trust Agreement............................... F-1
APPENDIX G  -  Conversion Agreement between Johnson & Johnson Development Corporation, Allelix Biopharmaceuticals Inc. and NPS
 Pharmaceuticals, Inc........................................................................................................... G-1
APPENDIX H  -  Interim Order and Notice of Application (to be filed)............................................................ H-1
APPENDIX I  -  Schedule C to the Arrangement Agreement:Form of Support Agreement................................................ I-1
APPENDIX J  -  Allelix's Annual Information Form, dated January 14, 1999........................................................ J-1
APPENDIX K  -  Allelix's Audited Consolidated Financial Statementsfor the Year Ended August 31, 1999............................ K-1
APPENDIX L  -  Allelix's Management's Discussion and Analysis of Financial Conditionand Results of Operations for the Year
 Ended August 31, 1999.......................................................................................................... L-1
APPENDIX M  - Allelix's Form 27, Material Change Reports,dated October 6, 1999 (without exhibits)............................... M-1

                             AVAILABLE INFORMATION

  NPS is subject to the informational requirements of the Securities Exchange Act of 1934 ("Exchange Act"), as amended, and in accordance therewith NPS files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). The reports, proxy statements, and other information filed by NPS with the Commission may be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, as well as at the Commission's regional offices at 500 West Madison Street, Suite 1400, Chicago, Illinois 60661, and 7 World Trade Center, Suite 1300, New York, New York 10048. Copies of such material may also be obtained from the Commission at prescribed rates by writing to the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549. The NPS Common Stock is quoted on the Nasdaq Stock Market and reports and other information concerning NPS may be inspected at the offices of the National Association of Securities Dealers, Inc., 1735 K Street, N.W., Washington, D.C. 20006.

  The Commission maintains a web site that contains reports, proxy and information statements, and other information regarding registrants that file electronically with the Commission. The address of the site is http://www.sec.gov.

  Allelix is subject to the continuous disclosure requirements of Canadian securities regulatory authorities, the Montreal Exchange ("ME") and The Toronto Stock Exchange ("TSE"). Copies of materials filed with the Canadian securities regulatory authorities can be requested from Micromedia, 20 Victoria Street, Toronto, Ontario M5C 2N3. Generally, such information is also available at the Internet site maintained by CDS Inc. at www.sedar.com.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

  The Company incorporates by reference herein the following documents previously filed with the Commission.

  1. NPS's Annual Report on Form 10-K/A for the fiscal year ended December 31, 1998.

  2. NPS's Quarterly Reports on Form 10-Q for the periods ended March 31, 1999, June 30, 1999, and September 30, 1999.

  3. NPS's Current Report on Form 8-K filed with the Commission on October 1, 1999.

  The information relating to NPS contained in this Proxy Statement does not purport to be comprehensive and should be read together with the information in the documents incorporated by reference herein.

  All documents filed by NPS pursuant to Sections 13(a), 13(c), 14, or 15(d) of the Exchange Act after the date of this Proxy Statement and prior to the date of the NPS Special Meeting shall be deemed to be incorporated by reference into this Proxy Statement and to be a part hereof from the dates of filing such documents or reports. Any statement contained herein or in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document which is also incorporated or is deemed to be incorporated herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

  THIS PROXY STATEMENT INCORPORATES DOCUMENTS BY REFERENCE WHICH ARE NOT PRESENTED HEREIN OR DELIVERED HEREWITH. THESE DOCUMENTS ARE AVAILABLE WITHOUT CHARGE TO ANY PERSON TO WHOM A COPY OF THIS PROXY STATEMENT HAS BEEN DELIVERED UPON WRITTEN OR ORAL REQUEST TO NPS PHARMACEUTICALS, INC., 420 CHIPETA WAY, SALT LAKE CITY, UTAH 84108, ATTENTION: INVESTOR RELATIONS; TELEPHONE (801) 583-4939.

  This Proxy Statement is being furnished to NPS's stockholders in connection with the solicitation of proxies by the NPS Board of Directors for use at the NPS Special Meeting. Each copy of this Proxy Statement mailed to the NPS Stockholders is accompanied by a form of proxy for use at the NPS Special Meeting.

  This Proxy Statement contains trademarks of NPS and Allelix as well as trademarks of other companies.

               REPORTING OF CURRENCIES AND ACCOUNTING PRINCIPLES

  The historical financial statements of Allelix contained in this Proxy Statement are reported in Canadian dollars and have been prepared in accordance with Canadian GAAP. The historical financial statements of NPS incorporated by reference and the unaudited pro forma condensed consolidated financial statements contained in this Proxy Statement are reported in U.S. dollars and have been prepared in accordance with U.S. GAAP.

                    CANADIAN / UNITED STATES EXCHANGE RATES

  In this Proxy Statement, dollar amounts are expressed in U.S.$ unless otherwise indicated.

  The following table sets forth, for each period indicated, the high and low exchange rates for one Canadian dollar expressed in U.S. dollars, the average of such exchange rates on the last day of each month during such period, and the exchange rate at the end of such period, in each case, based upon the noon spot rate of the Bank of Canada.


                                                          Year Ended August 31
                        --------------------------------------------------------------------------------------
                              1995              1996              1997              1998              1999
                        --------------    --------------    --------------    --------------    --------------
         High                  0.74910           0.75320           0.75370           0.73040           0.69170
         Low                   0.70040           0.72090           0.70970           0.63070           0.63750
         Average               0.72692           0.73340           0.73070           0.69559           0.66374
         Period End            0.74460           0.73120           0.72000           0.63920           0.66980

  On September 27, 1999 and on November [___], 1999, the exchange rate for one Canadian dollar expressed in U.S. dollars was U.S.$0.68010 and U.S.$[___], respectively.

                                    SUMMARY

  The following is a summary of certain information contained elsewhere in this Proxy Statement. This summary is not, and is not intended to be, complete by itself. This Proxy Statement contains forward-looking statements that involve risks and uncertainties. Other risks and uncertainty also exist for the Company and for the proposals to be presented at the NPS Special Meeting of Stockholders. NPS's actual results may differ materially from those anticipated in these forward-looking statements and/or for the Company or said proposals as a result of certain factors, including those set forth under "Risk Factors" and elsewhere in this Proxy Statement, and in the documents incorporated herein by reference. This summary is qualified in its entirety by reference to the more detailed information contained elsewhere in this Proxy Statement, the appendices attached hereto and the documents referred to or incorporated by reference herein. Stockholders of NPS are urged to review carefully all of the information contained in this Proxy Statement, the Arrangement Agreement attached as Appendix A, and the other appendices attached hereto.

The Companies

NPS Pharmaceuticals, Inc.

  NPS is engaged in the discovery and development of novel, small molecule drugs that address a variety of important diseases. NPS, alone or with its licensees, is actively researching and developing drug therapies for important medical conditions such as hyperparathyroidism and osteoporosis. In a measured way and as resources are available, NPS is researching and developing drug therapies for pain, epilepsy, bipolar disorder, brain damage from stroke or head trauma, and diabetes. NPS was incorporated in the State of Utah in 1986 and reincorporated in the State of Delaware in 1992. NPS's principal executive office is located at 420 Chipeta Way, Salt Lake City, Utah, 84108 and its telephone number is (801) 583-4939.

Allelix Biopharmaceuticals Inc.

  Allelix is a Canadian biopharmaceutical company that applies proprietary technologies to the identification of disease targets and to the discovery, design, and development of novel pharmaceutical products. Products are commercialized in partnership with leading biotechnology and multinational pharmaceutical companies for global markets and by Allelix itself for niche market indications. Allelix's principal executive office is located at 6850 Goreway Drive, Mississauga, Ontario, L4V 1V7 and its telephone number is (905) 677-0831.

The NPS Special Meeting

Time, Date, and Place

  The NPS Special Meeting will be held at the Marriott-University Park Hotel, 500 South Wakara Way, Salt Lake City, Utah 84018 on [___], 1999 at [___] p.m. local time.

Purpose

  The purpose of the NPS Special Meeting is to vote upon proposals:

  1. To approve the issuance of shares of NPS Common Stock, in connection with the Arrangement; and

  2. To approve an amendment to the Certificate of Incorporation of NPS increasing the total number of shares of capital stock that the Company is authorized to issue from 25,000,000 shares to 50,000,000 shares, and an increase in the total number of shares of common stock issueable thereunder from 20,000,000 shares to 45,000,000 shares.

  The increase to the authorized capital stock will be implemented only if the Arrangement is consummated. Each of NPS or Allelix may terminate the Arrangement Agreement if either proposal is not approved. Holders of NPS Common Stock may also consider and vote upon such other matters as may be properly brought before the NPS Special Meeting or any postponements or adjournments thereof.

Record Date and Vote Required

  Only NPS Stockholders of record at the close of business on [___], 1999 (the "Record Date") are entitled to vote at the NPS Special Meeting. Approval of the issuance of shares of NPS Common Stock in connection with the Arrangement will require approval by the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote. Approval of the amendment to the NPS Certificate of Incorporation to increase the number of authorized shares of capital stock requires the affirmative vote of the holders of a majority of the outstanding shares of NPS Common Stock entitled to vote.

  This Proxy Statement and accompanying Notice of Special Meeting of Stockholders were mailed to all NPS Stockholders of record as of the Record Date and constitute notice of the Special Meeting in conformity with the requirements of the Delaware General Corporation Law (the "DGCL").

The Arrangement

General

  NPS Allelix Inc., an indirect wholly-owned subsidiary of NPS ("NPS Allelix") will acquire all of the outstanding shares of common stock of Allelix (the "Allelix Common Shares"). As a result, Allelix will become an indirectly wholly-owned subsidiary of NPS. Pursuant to the Arrangement, each holder of Allelix Common Shares and each holder of Allelix Preferred Shares who does not properly dissent in accordance with applicable law, will receive either NPS Common Stock or shares of NPS Allelix exchangeable into shares of NPS Common Stock on a one-for-one basis (the "Exchangeable Shares"). Each holder who is a Canadian resident, will receive, at his or her or its option, 0.3238 Exchangeable Shares or 0.3238 NPS Common Shares for each Allelix Common Share held. Each holder who is not a Canadian resident, will receive 0.3238 NPS Common Shares for each Allelix Common Share held. Holders of Allelix Common Shares who are not Canadian residents will not be entitled to elect to receive Exchangeable Shares. They will only receive NPS Common Shares.

  Each holder of warrants exercisable into Allelix Common Shares ("Allelix Warrants") will be entitled, upon the exercise of such warrants, to receive in lieu of the number of Allelix Common Shares to which such holder was theretofore entitled to receive upon such exercise, that aggregate number of Exchangeable Shares or NPS Common Shares, as applicable, that such holder would have been entitled to receive under the Plan of Arrangement, if such holder had been the registered holder of that number of Allelix Common Shares that such holder was theretofore entitled to receive if all such holder's Allelix Warrants had been exercised immediately prior to the Effective Time.

  Each holder of options exercisable into Allelix Common Shares (the "Allelix Options") will be entitled, upon the exercise of such options, to receive in lieu of the number of Allelix Common Shares to which such holder was theretofore entitled to receive upon such exercise, that aggregate number of Exchangeable Shares or NPS Common Shares, as applicable, that such holder would have been entitled to receive under the Plan of Arrangement if such holder had been the registered holder of that number of Allelix Common Shares that such holder was theretofore entitled to receive if all such holder's Allelix Options had been exercised immediately prior to the Effective Time.

  The holder of preferred shares in the capital of Allelix (the "Allelix Preferred Shares") will receive 284.269 NPS Common Shares for each Preferred Share held. In addition, in connection with the Arrangement, NPS has entered into an agreement with Johnson & Johnson Development Corporation ("J&J"), pursuant to which J&J has agreed that on the exercise of its right to acquire Allelix Common Shares pursuant to an agreement between Allelix and J&J, it will receive not more than 163,949 NPS Common Shares.

Stock Ownership Following the Arrangement

  As a result of the Arrangement, NPS and its affiliates will become the sole beneficial owners of the outstanding Allelix Common Shares. Under the Arrangement, NPS will be required to issue up to 6,801,127 NPS Common Shares in exchange for all the currently outstanding Allelix Common Shares. Should all of the outstanding Allelix options and warrants be exercised, NPS would be required to issue an additional 782,163 NPS Common Shares. On September 30, 1999 there were 12,718,719 NPS Common Shares outstanding and options and warrants for an additional 2,103,251 NPS Common Shares. Consequently, after completion of the Arrangement, existing holders of Allelix Common Shares and Allelix preferred shares will hold approximately 34.8% of the outstanding NPS Common Shares and approximately 33.8% of the NPS Common Shares, assuming exercise of all options and warrants of both Allelix and NPS.

Effective Time

  It is anticipated that the Arrangement will become effective after the required NPS Stockholder, Allelix stockholder, and Canadian court approvals have been obtained and are final and all other conditions to closing have been satisfied or waived (the "Effective Time"). As of the date hereof, NPS and Allelix anticipate that the Arrangement will become effective late December 1999.

The Exchangeable Shares

  The Exchangeable Shares will be securities of NPS Allelix that are, as nearly as practicable, the voting and economic equivalent of NPS Common Shares. The holders of Exchangeable Shares will have the following rights pursuant to the conditions attaching to the Exchangeable Shares, the Support Agreement, and the Voting and Exchange Trust Agreement:

 .    the right to exchange such shares for NPS Common Shares on a one-for-one basis as discussed below;

 .    the right to receive dividends, on a per share basis, in amounts (or property in the case of non-cash dividends) which are the same as, and which are payable at the same time as, dividends declared on NPS Common Shares;

 .    the right to vote, on a per share equivalent basis, at all stockholder meetings at which NPS Common Shares are entitled to vote pursuant to the terms of a special voting share in the capital of NPS carrying that number of votes which is equal to the number of outstanding Exchangeable Shares (which are not held by NPS or its affiliates); and

 .    the right to participate, on a per share equivalent basis, in a liquidation, dissolution, or other winding-up of NPS, on a pro rata basis with the holders of NPS Common Shares in the distribution of assets of NPS pursuant to the terms of a mandatory exchange of Exchangeable Shares for NPS Common Shares.

     The Exchangeable Shares will have no separate economic or voting rights in NPS Allelix, except as required by law or contractual right.

     The Exchangeable Shares are redeemable by NPS Allelix at any time on or after December 31, 2004, or any time on or after the date that there are fewer than 1,000,000 Exchangeable Shares outstanding, or on or after the occurrence of a NPS Control Transaction as defined herein. The Exchangeable Shares may be redeemed by delivery to each holder of Exchangeable Shares one NPS Common Share for each Exchangeable Share held by such holder, together with the dividend amount applicable to such Exchangeable Shares if any such dividend amount exists.

NPS's Reasons for the Arrangement

     The NPS Board of Directors considered a wide variety of information and a number of factors in connection with its evaluation of the proposed Arrangement, and determined that the Arrangement provides an opportunity that serves the best interests of NPS and its stockholders. The NPS Board of Directors believes that the Arrangement may result in a number of benefits to NPS and its stockholders, including, among other benefits, the following:

 .    the combined company's increased pipeline of drug targets is expected to increase the probability of finding and developing safe and efficacious drug candidates and improve the combined company's competitive position;

 .    the Arrangement will combine NPS's and Allelix's complementary scientific expertise and product discovery opportunities which may lead to increased product opportunities;

 .    the ability of the combined company to operate more efficiently and thereby efficiently utilize capital resources;

 .    the potential access to greater financial resources and more collaborative agreements would provide increased flexibility and enhance the efficiency of research and development efforts;

 .    the combined company will have late stage product candidates appropriate for development and marketing by NPS directly; and

 .    the combined company will have a greater choice of late stage clinical programs over which to deploy limited resources and thereby will be better able to manage the inherent risks of the industry in general and NPS in particular. See "Approval of the Arrangement -- NPS's Reasons for the Arrangement."

Recommendation of the Board of Directors of NPS

     The NPS Board of Directors unanimously approved the Arrangement Agreement and recommends that NPS Stockholders vote in favor of the issuance of shares of NPS Common Stock in connection with the Arrangement. The NPS Board of Directors also unanimously recommends a vote in favor of the amendment to NPS's Certificate of Incorporation.

Opinion of NPS's Financial Advisor, Prudential Securities

     Prudential Securities Incorporated ("Prudential Securities") delivered an opinion, dated September 27, 1999 (the "Prudential Securities Opinion") to the NPS Board of Directors that, as of the date of such opinion and subject to the various considerations set forth therein, the exchange ratio of 0.3238 NPS Common Shares or 0.3238 Exchangeable Shares, as the case may be, for one Allelix Common Share, was fair from a financial point of view to NPS. The full text of the Prudential Securities Opinion, which sets forth, among other things, assumptions made, procedures followed, matters considered and limitations on the scope of the review undertaken in connection with such opinion, is attached hereto as Appendix D and is incorporated herein by reference. Holders of NPS common stock are urged to, and should, read the Prudential Securities Opinion in its entirety. See "Approval of the Arrangement -- Opinion of Financial Advisor to NPS."

Conditions to Closing

     The Arrangement Agreement provides that the parties' obligations to complete the Arrangement are subject to the satisfaction, on or before the Effective Date or such other time as specified, of certain conditions precedent, each of which may only be waived by the mutual consent of NPS and Allelix. These conditions precedent include, among others:

 .    the Arrangement must have been duly approved by the required majority of
     Allelix stockholders, on or before January 20, 2000;

 .    each of the resolutions considered at the NPS Special Meeting shall have been duly approved by the required majority of holders of NPS Common Shares without amendment on or before January 20, 2000;

 .    the Superior Court of Justice for the Province of Ontario, Canada, shall have issued a Final Order approving the Arrangement in form and substance satisfactory to Allelix and NPS, acting reasonably, on or before January 31, 2000, and such final order shall not have been set aside or modified in a manner unacceptable to such parties on appeal or otherwise; and

 .    holders of not more than 10% of Allelix's Common shares shall have exercised rights of dissent in respect of the matters considered at the meeting of Allelix stockholders held to consider the Arrangement.

Termination

     The Arrangement Agreement may be terminated in certain circumstances, including:

 .    by NPS if the Board of Directors of Allelix has withdrawn or varied, in a manner determined by NPS to be adverse to NPS, approval of the Arrangement Agreement or the Arrangement or its unanimous recommendation to the holders of Allelix Common Shares;

 .    by Allelix if the Board of Directors of NPS has withdrawn its unanimous recommendation to the holders of the NPS Common Shares to vote in favor of the resolutions contemplated in the Arrangement Agreement to be considered at the NPS Special Meeting;

 .    by Allelix in order to enter into a definitive written agreement with an unrelated third party with respect to a Superior Proposal (as defined in the Arrangement Agreement); subject to compliance with certain conditions;

 .    by the mutual agreement between NPS and Allelix; and

 .    by either NPS or Allelix if there shall be passed any law or regulation that makes consummation of the transactions contemplated by the Arrangement illegal or otherwise prohibited.

Termination Fees and Expenses

     Allelix is obligated to pay to NPS a fee of U.S.$2,000,000 in the event that:

 .    Allelix breaches its covenants or agreements in the Arrangement Agreement in any material respect;

 .    NPS terminates the Arrangement Agreement because the Board of Directors of
     Allelix has withdrawn or varied, in a manner determined by NPS to be adverse to NPS, its approval of the

     Arrangement Agreement or the Arrangement or its unanimous recommendation to the holders of Allelix Common Shares unless the Board of Directors of Allelix has done so because of a material adverse change affecting NPS, and such change is not attributable to a material adverse change affecting Allelix;

 .    Allelix terminates the Arrangement Agreement to enter into a definitive written agreement with respect to a Superior Proposal made by an unrelated third party, subject to compliance with certain conditions;
     or

 .    an Acquisition Proposal (as defined in the Arrangement Agreement) is announced and is not withdrawn more than two business days prior to the date of the Allelix Special Meeting, the holders of the Allelix Common Shares do not approve the Arrangement at the Allelix Special Meeting, and a significant transaction involving the acquisition of a material portion of the assets of Allelix or Allelix Common Shares is completed with the party that made the Acquisition Proposal or an affiliate of such party within the twelve months following the date of the Allelix Special Meeting.

     NPS is obligated to pay to Allelix a fee of U.S.$1,000,000 in the event that:

 .    NPS breaches a covenant or agreement on its part in the Arrangement
     Agreement in any material respect; or

 .    The holders of the NPS Common Shares do not approve the matters relating to the Arrangement considered at the NPS Special Meeting except following a material adverse change affecting Allelix.

     The fee shall be increased to U.S.$2,000,000 in the event that the Board of Directors of NPS withdraws or varies its unanimous recommendation to the holders of NPS Common Shares in a manner determined by Allelix to be adverse to Allelix, otherwise than because of a material adverse change affecting Allelix.

Accounting Treatment

     The transaction contemplated by the Arrangement Agreement is intended to be accounted for as a purchase for financial reporting purposes in accordance with U.S. generally accepted accounting principles. See "Approval of the Arrangement -- Anticipated Accounting Treatment."

Stock Exchange Listings

     The TSE has conditionally approved the listing of the Exchangeable Shares subject to satisfaction of its customary requirements. The NPS Common Shares issued in connection with the Arrangement, including those shares issuable from time to time in exchange for Exchangeable Shares, and upon exercise of options and warrants, will be listed for trading on the Nasdaq Stock Market.

Certain Federal Income Tax Considerations

     The Company believes there should be no federal income tax consequences to the Company as a result of the Arrangement. The Company's conclusion is based on the determination that the Exchangeable Shares to be issued in connection with the Arrangement constitute securities of NPS Allelix for federal income tax purposes, and that the shares of NPS Common Stock to be issued in connection with the Arrangement will be deemed to have a tax basis equal to their fair market value at the time of issuance. These conclusions are based on the federal income tax laws currently in effect, including the Internal Revenue Code of 1986, as amended, final and proposed Treasury Regulations, published rulings and administrative practices of the Internal Revenue Service (the "Service") and court decisions, which are subject to change and, in some cases, not binding on the Service or the court. Any change could alter the tax consequences to NPS. No advance income tax rulings have been sought from the Service with respect to any of the transactions described herein. If the service were to successfully challenge the Company's determinations described above, the Company may be required to recognize taxable income in an amount equal to the value of the Exchangeable Shares or NPS Common Stock issued on exchange of the Exchangeable Shares determined at the time of issuance.

Dissent Rights

     NPS:  NPS Stockholders are not entitled to appraisal rights under the DGCL.

     Allelix: Under Canadian law, each registered holder of Allelix Common Shares is entitled to dissent from the Arrangement and to be paid by Allelix the court approved amount, if the Arrangement as applicable becomes effective. The dissenting procedure requires that the court determine the fair value of the Allelix Common Shares, held by such holder in respect of which such holder dissents. Such value is to be determined as of the day before the date on which the Arrangement is approved by the Allelix stockholders.

Non-Solicitation

     Pursuant to the Arrangement Agreement, Allelix and NPS each have agreed that prior to the completion of the Arrangement, or the earlier termination of the Arrangement Agreement, they will not directly or indirectly take certain actions that may encourage a material transaction involving its assets or securities. However, NPS and Allelix may each furnish information and enter into discussions or negotiations in response to a bona fide, unsolicited Acquisition Proposal if and only to the extent that the board of directors of the company receiving the proposal determines in good faith that the proposal is reasonably likely to result in an offer superior to the one proposed in the Arrangement Agreement, and after consultation with its outside counsel that such action is required in order for the relevant board of directors to comply with its fiduciary obligations. See "The Arrangement Agreement--Covenants--Non-Solicitation."

Interests of Certain Persons in The Arrangement

     The Arrangement Agreement provides that all rights to indemnification existing in favor of the persons serving as directors and officers of Allelix as of the date of the Arrangement Agreement for acts or omissions occurring prior to the Effective Time, as provided in the bylaws of Allelix will survive the Arrangement. Subject to certain limitations, NPS has also agreed to maintain in effect for seven years after the Effective Time a policy of directors' and officers' liability insurance on substantially the same terms as to coverage and deductibles and other terms as Allelix had in place prior to the Arrangement, for the benefit of persons serving as directors and officers of Allelix as of such date.

Risk Factors

     The Arrangement involves a high degree of risk. NPS Stockholders should consider the risk factors set forth in section "Risk Factors" discussed elsewhere in this Proxy Statement and in the documents incorporated herein by reference in determining whether or not to vote in favor of the matters to be considered at the NPS Special Meeting.

              SELECTED HISTORICAL FINANCIAL INFORMATION OF ALLELIX

  The selected financial data presented below under the caption "Balance Sheet Data" and "Statement of Operations Data" for, and as of the end of, each of the years in the five-year period ended August 31, 1999, are derived from the consolidated financial statements of Allelix, prepared in accordance with Canadian GAAP, which financial statements have been audited by Ernst & Young LLP, independent chartered accountants. The consolidated financial statements as of August 31, 1999 and 1998 and for each of the years in the two-year period ended August 31, 1999, and the report thereon, are included in this Proxy Statement and reference should be made to these financial statements, including the notes thereto.

                                               1999          1998          1997         1996          1995
                                           ------------  ------------  ------------  -----------  ------------
                                                        (Cdn.$ thousands, except per share data)
BALANCE SHEET DATA
Total assets.............................. $     50,539  $     77,628  $     95,764  $    47,601  $     30,483
Long-term debt (net of current portion)...        2,296             -             -            -             -
Shareholders' equity......................       39,527        68,472        83,158       41,921        26,497

STATEMENT OF OPERATIONS DATA
Revenue................................... $     13,684  $     27,720  $     15,083  $    17,901  $      7,866
Net loss..................................      (38,595)      (21,764)      (15,953)      (6,779)      (12,759)

Per common share
     Net loss - basic and diluted......... $      (2.02) $      (1.21) $      (1.11) $     (0.57) $      (1.20)

                SELECTED HISTORICAL FINANCIAL INFORMATION OF NPS

  The selected data presented below under the captions "Balance Sheet Data" and "Statement of Operations Data" for, and as of the end of, each of the years in the five-year period ended December 31, 1998, are derived from the financial statements of NPS, which financial statements have been audited by KPMG LLP, independent certified public accountants. The financial statements as of December 31, 1998 and 1997, and for each of the years in the three-year period ended December 31, 1998, and the report thereon, are incorporated by reference elsewhere in this Proxy Statement.


                                               1998          1997         1996        1995         1994
                                           ------------  ------------  ----------  -----------  -----------
                                                       (U.S.$ thousands, except per share data)
BALANCE SHEET DATA
Total assets.............................  $     48,111  $     62,634  $   72,160  $    10,600  $    12,084
Long-term capital leases and long-term
     debt (net of current portions)......            32            65         327          747          440
Shareholders' equity.....................        45,146        62,634      69,870        7,322       10,165

STATEMENT OF OPERATIONS DATA
Revenue..................................  $      3,568  $      5,842  $   20,342  $     9,562  $     3,861
Net income (loss)........................       (17,162)      (11,694)      6,105       (3,318)      (6,756)

Per common share
     Net income (loss) - basic...........  $      (1.39) $      (0.98) $     0.59  $     (0.48) $     (1.13)
     Net income (loss) - diluted.........         (1.39)        (0.98)       0.55        (0.48)       (1.13)

        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

  The following pages [___] through [___] contain the Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1999, the Unaudited Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 1998 and the nine months ended September 30, 1999 and the notes thereto.

  The following Unaudited Pro Forma Condensed Consolidated Financial Statements give effect to the Arrangement to be accounted for using the purchase method of accounting, whereby the total cost of the Arrangement will be allocated to the tangible and intangible assets acquired and liabilities assumed based upon their respective fair values. The Unaudited Pro Forma Condensed Consolidated Financial Statements have been prepared on the basis of assumptions described in the notes thereto, including assumptions related to the allocation of the total purchase cost to the assets and liabilities of Allelix based upon preliminary estimates of fair value. The actual allocation may differ significantly from those assumptions after valuations and other procedures are completed after the closing of the Arrangement.

  The Unaudited Pro Forma Condensed Consolidated Statements of Operations were prepared as if the Arrangement occurred as of January 1, 1998. The Unaudited Pro Forma Condensed Consolidated Balance Sheet was prepared as if the Arrangement occurred as of September 30, 1999. These statements are not necessarily indicative of what the actual operating results or financial position would have been had the Arrangement occurred on the dates and for the periods indicated and do not purport to indicate future results of operations. In addition, they do not reflect any cost savings or other synergies resulting from the Arrangement.

  The Unaudited Pro Forma Condensed Consolidated Financial Statements should be read in conjunction with the historical financial statements and related notes of NPS incorporated by reference and the historical financial statements and related notes of Allelix included elsewhere in this Proxy Statement.

         NPS PHARMACEUTICALS, INC. AND ALLELIX BIOPHARMACEUTICALS INC.
           Unaudited Pro Forma Condensed Consolidated Balance Sheet
                              September 30, 1999
                                (in thousands)

                                                                       NPS          Allelix
                                                                    (September     (August 31,    Pro Forma            Pro Forma
              Assets                                                 30, 1999)      31, 1999)     adjustments           combined
                                                                   ------------    -----------    -----------         -------------
Current assets:
    Cash and cash equivalents                                      $     13,385           2,628       (2,250)   (a)          13,763
    Marketable investment securities                                     15,064          13,921                              28,985
    Accounts receivable                                                     104             309            -                    413
    Other current assets                                                    114           1,572            -                  1,686
                                                                   ------------    ------------   ----------          -------------
              Total current assets current assets                        28,667          18,430       (2,250)                44,847

Plant, property, and equipment:
    Land                                                                      -             435            -                    435
    Building                                                                  -           1,206          (21)   (i)           1,185
    Equipment                                                             6,576           3,521       (1,705)   (i)           8,392
    Leasehold improvement                                                 3,214           1,207         (125)   (i)           4,296
                                                                   ------------    ------------   ----------          -------------
                                                                          9,790           6,369       (1,851)                14,308

    Less accumulated depreciation and amortization                        5,684           1,851       (1,851)                 5,684
                                                                   ------------    ------------   ----------          -------------
              Net plant and equipment                                     4,106           4,518            -                  8,624

Restricted marketable investment securities                                   -             757            -                    757
Equity investments                                                            -           1,942        2,402    (f)           1,194
                                                                                                      (3,150)   (c)
Goodwill and identifiable intangibles                                         -           7,226       (7,226)   (e)          12,567
                                                                                                      12,567    (a)
Other assets                                                                  3              76            -                     79
                                                                   ------------    ------------   ----------          -------------
                                                                   $     32,776          32,949        2,343                 68,068
                                                                   ============    ============   ==========          =============
      Liabilities and Stockholders' Equity

Current liabilities:
    Current installments of obligations under capital leases       $         23             381            -                    404
    Accounts payable                                                      1,037           3,219          750    (a)           5,006
    Accrued expenses                                                      12,87           1,044            -                  2,331
    Due to related parties                                                    -             169            -                    169
    Deferred income                                                         293             444            -                    737
                                                                   ------------    ------------   ----------          -------------
              Total current liabilities                                   2,640           5,257          750                  8,647

Obligations under capital leases, excluding current installments             17             445            -                    462
Long-term debt                                                                -           1,538            -                  1,538
                                                                   ------------    -----------    ----------          -------------
              Total liabilities                                           2,657          7,240           750                 10,647

Stockholders' equity                                                     30,119         25,709        46,762    (a)          57,421
                                                                                                     (25,709)   (b)
                                                                                                     (16,310)  (a)(c)
                                                                                                      (3,150)   (c)
                                                                   ------------    -----------    ----------          -------------
                                                                   $     32,776         32,949         2,343                 68,068
                                                                   ============    ===========    ==========          =============


 See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

         NPS PHARMACEUTICALS, INC. AND ALLELIX BIOPHARMACEUTICALS INC.

      Unaudited Pro Forma Condensed Consolidated Statement of Operations

                     For the year ended December 31, 1998
              (in thousands, except shares and per share amount)

                                                              NPS           Allelix
                                                          (Year ended     (Year ended
                                                          December 31,    November 30,     Pro Forma           Pro Forma
                                                             1998)            1998)       adjustments           combined
                                                         -------------    ------------   -------------       -------------
Revenues:
  Research and license agreements                        $       3,568               -               -               3,568
  Collaborative and contract                                         -           8,588               -               8,588
                                                         -------------    ------------   -------------       -------------
                Total revenues                                   3,568           8,588               -              12,156
                                                         -------------    ------------   -------------       -------------
Operating expenses:
  Research and development                                      17,857          20,058               -              37,915
  General and administrative                                     5,546           6,685               -              12,231
  Amortization of goodwill and identifiable intangibles              -           7,124           2,533  (d)          2,533
                                                                                                (7,124) (e)
                                                         -------------    ------------   -------------       -------------
                Total operating expenses                        23,403          33,867          (4,591)             52,679
                                                         -------------    ------------   -------------       -------------

                Operating loss                                  19,835          25,279          (4,591)             40,523

Other income (expense):
  Interest income                                                2,365           1,390            (180) (g)          3,575
  Interest expense                                                 (16)           (171)              -                (187)
  Foreign exchange gain                                              -             981               -                 981
  Loss from equity investments                                       -          (3,383)          1,337  (j)         (2,255)
                                                                                                  (209) (h)
  Gain on marketable investment securities                         323               -               -                 323
                                                         -------------    ------------   -------------       -------------
                Total other income (loss)                        2,672          (1,183)            948               2,437
                                                         -------------    ------------   -------------       -------------

                Net loss                                 $      17,163          26,462          (5,539)             38,086
                                                         =============    ============   =============       =============

Net loss per common and common-equivalent share
 - basic and diluted                                     $        1.39                                                1.99
                                                         =============                                       =============

Weighted average common and common-equivalent
 shares outstanding - basic and diluted                    12,337,200                        6,801,645          19,138,845
                                                         ============                    =============       =============

 See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

         NPS PHARMACEUTICALS, INC. AND ALLELIX BIOPHARMACEUTICALS INC.

       Unaudited Pro Forma Condensed Consolidated Statement of Operations

               For the nine month period ended September 30, 1999
               (in thousands, except shares and per share amount)


                                                                 NPS          Allelix
                                                           (Nine months   (Nine months
                                                               ended          ended
                                                           September 30,     August 31,    Pro Forma        Pro Forma
                                                              1999)           1999)       adjustments        combined
                                                         ---------------  --------------  ------------     ------------
Revenues:
  Research and license agreements                        $         2,745               -             -            2,745
  Collaborative and contract                                           -           6,236             -            6,236
                                                         ---------------  --------------  ------------     ------------
                Total revenue                                      2,745           6,236             -            8,981
                                                         ---------------  --------------  ------------     ------------
Operating expenses:
  Research and development                                        15,002          12,049             -           27,051
  General and administrative                                       4,440           5,135             -            9,575
  Amortization of goodwill and identifiable intangibles                -           5,496         1,900 (d)        1,900
                                                                                                (5,496)(e)
                                                         ---------------  --------------  ------------     ------------
                Total operating expenses                          19,442          22,680        (3,596)          38,526
                                                         ---------------  --------------  ------------     ------------

                Operating loss                                    16,697          16,444        (3,596)          29,545

Other income (expense):
  Interest income                                                 1,266              760          (135)(g)        1,891
  Interest expense                                                   (4)            (141)            -             (145)
  Foreign exchange loss                                               -             (412)            -             (412)
  Loss from equity investments                                        -           (3,042)        1,201 (j)       (1,998)
                                                                                                  (157)(h)
                                                         ---------------  --------------  ------------     ------------
                Total other income (loss)                          1,262          (2,835)          909             (664)
                                                         ---------------  --------------  ------------     ------------

                Net loss                                 $        15,435          19,279        (4,505)          30,209

Amortization of beneficial conversion feature                          -             265          (265)(k)            -
                                                         ---------------  --------------  ------------     ------------
                Loss attributable to common shareholders $        15,435          19,544        (4,770)          30,209
                                                         ===============  ==============  ============     ============

Net loss per common and common-equivalent share
 -basic and diluted                                      $          1.22                                           1.55
                                                         ===============                                   ============
Weighted average common and common-equivalent
 shares outstanding - basic and diluted                       12,664,900                     6,801,645       19,466,545
                                                         ===============                  ============     ============


  See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

   Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements


(1)  Basis of Presentation

  On September 27, 1999, NPS entered into a definitive agreement to acquire Allelix, pursuant to which Allelix will merge with and into an acquisition subsidiary of NPS. The Arrangement described herein provides for the combination of NPS and Allelix in a transaction in which each holder of Allelix Common Shares who is a Canadian resident will be entitled to receive, at its option, 0.3238 NPS Common Shares, or 0.3238 Exchangeable Shares for each Allelix Common Share held, and each holder of Allelix Common Shares who is not a Canadian Resident will be entitled to receive 0.3238 NPS Common Shares for each Allelix Common Share held. Based on 21,004,098 common shares (including the assumed conversion of the Allelix preferred shares) of Allelix outstanding at September 27, 1999, NPS would issue approximately 6.8 million shares valued at approximately $44.68 million, assuming a transaction stock price of $6.57. NPS will also assume outstanding Allelix stock options and warrants with an estimated fair value of approximately $2.08 million. The fair value of those options and warrants was estimated using the Black-Scholes option pricing model.

  In preparing the Unaudited Pro Forma Condensed Consolidated Balance Sheet, the balances for NPS and Allelix were as of September 30, 1999 and August 31, 1999, respectively. The NPS and Allelix Statement of Operations were for the nine months ended September 30, 1999 and August 31, 1999, respectively, and the twelve months ended December 31, 1998 and November 30, 1998, respectively. The different dates resulted from the different year ends that the two companies utilize and do not have a significant impact on the Unaudited Pro Forma Condensed Consolidated Financial Statements.

(2) Purchase Price Allocation and Pro Forma Adjustments

  The adjustments to arrive at the Unaudited Pro Forma Condensed Consolidated Financial Statements are as follows:

  (a) The Arrangement will be accounted for under the purchase method of accounting. In accordance with generally accepted accounting principles, the portion of the purchase price allocable to in-process research and development projects of Allelix will be expensed at the consummation of the Arrangement. The amount of the one-time nonrecurring charge for in-process research and development is expected to be approximately $19.46 million (which consists of $16.31 million relating to NPS's acquisition of Allelix and $3.15 million relating to Allelix's equity investment in Allelix PharmEco LP). Since this charge is directly related to the Arrangement and will not recur, the Unaudited Pro Forma Condensed Consolidated Statements of Operations have been prepared excluding this charge. NPS has not yet determined the final allocation of the purchase price and, accordingly, the amount shown below may differ significantly from the ultimate allocation.

    NOTES to Unaudited Pro Forma Condensed Cosolidated Financial Statements

Goodwill and identifiable intangibles in the amount of $12.57 million were calculated as follows (all numbers in thousands except share amounts):

          Total estimated purchase price ($2,250 cash, which relates to estimated Merger costs of NPS, plus $46,762 representing the sum of the $ 49,012 estimated market value of 6,801,127* shares of NPS
            Common Stock issued as consideration in the amount of $44,683 and
            $2,079 in fair value for NPS stock options issued in exchange for
            outstanding warrants and options of Allelix)                                        $ 49,012
          Less:
            Estimated fair value of net assets acquired other than
            in-process research and development (comprised of Allelix's historical stockholders equity of $25,709, less: previously existing goodwill and identifiable intangibles of $7,226, the net book value reduction to fair value of $748 in the equity
            investments, and estimated Allelix Arrangement costs of $750)                        (16,985)
            Expensed in-process research and development                                         (19,460)
                                                                                                ---------
          Goodwill and identifiable intangibles (goodwill-$5,517,
            patents-$6,370, assembled workforce-$680)                                           $ 12,567
                                                                                                =========


(b)  Elimination of Allelix's stockholders' equity accounts.

(c) Stockholders equity adjustments for the nonrecurring charge related to the write-off of in-process research and development projects acquired, including the write-off of in-process research and development projects associated with equity investments.

(d) Amortization of goodwill and identifiable intangibles recognized in the purchase of Allelix will be recognized on a straight-line basis over the following estimated useful lives:


           Goodwill                     6 years
           Patents                      5 years
           Assembled workforce          2 years

(e) Elimination of previously existing goodwill and other identifiable intangibles and amortization thereon of Allelix.

(f)  Write up of equity investments acquired to estimated fair value.

(g) Decrease in interest income as a result of the reduction in cash that would have occurred to effectuate the merger.

(h) Amortization of goodwill recognized in the purchase of Allelix's equity investments (which is included as part of the equity investments line item on the accompanying balance sheet) will be recognized on a straight-line basis over six years.

-----------------------

*This value includes the conversion of the Allelix preferred shares to Allelix common shares and eventual conversion to NPS common shares

   NOTES to Unaudited Pro Forma Condensed Consolidated Financial Statements

     (i) Elimination of the accumulated depreciation and amortization related to Allelix's plant and equipment.

     (j) Elimination of amortization of historical excess of cost over underlying book value of investees.

     (k) Elimination of amortization of beneficial conversion feature on Allelix Preferred Shares based on the assumed conversion of Preferred Shares to Common Shares.

(3)  Common Shares Outstanding

     Basic and diluted net loss per common share, have been calculated based upon the pro forma weighted average shares outstanding for each period presented. NPS historical weighted average shares outstanding was increased in each period by the number of Allelix Common Shares outstanding at September 27, 1999, (including the assumed conversion of the Allelix Preferred Shares) multiplied by the Exchange Ratio of 0.3238, as if the converted shares were outstanding for the entire period.

(4)  Conversion of Allelix Historical Financial Statements

     The Unaudited Pro Forma Condensed Consolidated Financial Statements are presented in U.S. dollars and in accordance with U.S. GAAP. Thus, Allelix's statements of operations for the year ended November 30, 1998, and for the nine months ended August 31, 1999, were converted from Cdn$ to U.S.$ using an average exchange rate for each period (U.S.$0.6788 per Cdn$1 and U.S.$0.668 per Cdn$1, respectively). Allelix's balance sheet was converted from Cdn$ to U.S.$ using the exchange rate effective on August 31, 1999, for assets and liabilities (U.S.$0.67 per Cdn$1), except for the shareholders' equity accounts which were translated at historical exchange rates. Certain adjustments were necessary to convert Allelix's historical financial statements prepared in accordance with Canadian GAAP to U.S. GAAP. The following schedules present the conversion of Allelix's financial information from Canadian dollars and Canadian GAAP into U.S. dollars and U.S. GAAP.

   NOTES to Unaudited Pro Forma Condensed Consolidated Financial Statements

(4) Conversion of Allelix Biopharmaceuticals' Historical Financial Statements (continued)

                                 Balance Sheet
                                August 31, 1999
                                (in thousands)

                                                                                         Canadian      U.S. GAAP      U.S. GAAP
Assets                                                                                   GAAP Cdn.$       Cdn.$        U.S.$
                                                                                        ------------  ------------  ------------
Current assets:
     Cash and cash equivalents                                        (I)               $      3,952         3,923         2,628
     Marketable investment securities                                 (II)                    20,836        20,776        13,921
     Accounts receivable                                                                         461           461           309
     Other current assets                                                                      2,346         2,346         1,572
                                                                                        ------------  ------------  ------------
                 Total current asset                                                          27,595        27,506        18,430

Property, plant, and equipment:
     Land                                                                                        650           650           435
     Building                                                                                  1,800         1,800         1,206
     Equipment                                                                                 5,255         5,255         3,521
     Leasehold improvements                                                                    1,801         1,801         1,207
                                                                                        ------------  ------------  ------------

                                                                                               9,506         9,506         6,369

     Less accumulated depreciation and amortization                                            2,763         2,763         1,851
                                                                                        ------------  ------------  ------------

                 Net plant and equipment                                                       6,743         6,743         4,518


Restricted marketable investment security                                                      1,130         1,130           757
Equity investments                                                    (I)                        216         2,899         1,942
Research and development acquired, goodwill, and
    identifiable intangibles                                          (I)(VI)                 14,741        10,785         7,226
Other assets                                                                                     114           114            76
                                                                                        ------------  ------------  ------------
                                                                                        $     50,539        49,177        32,949
                                                                                        ============  ============  ============

Liabilities and Stockholders' Equity

Current liabilities:
     Current installments of obligations under capital leases                           $        569           569           381
     Accounts payable                                                 (I)                      4,936         4,804         3,219
     Accrued expenses                                                 (I)                      1,633         1,558         1,044
     Due to related parties                                                                      252           252           169
     Deferred income                                                                             662           662           444
                                                                                        ------------  ------------  ------------
                 Total current liabilities                                                     8,052         7,845         5,257


Obligations under capital leases, excluding current installments                                 664           664           445
Long-term debt                                                                                 2,296         2,296         1,538
                                                                                        ------------  ------------  ------------

                 Total liabilities                                                            11,012        10,805         7,240


Stockholders' equity                                                  (II)(III)(IV)(V)        39,527        38,372        25,709
                                                                                        ------------  ------------  ------------

                                                                                              50,539        49,177        32,949
                                                                                        ============  ============  ============

   NOTES to Unaudited Pro Forma Condensed Consolidated Financial Statements

(4) Conversion of Allelix Biopharmaceuticals' Historical Financial Statements (continued)

                           Statements of Operations
                                (in thousands)


                                                                                Canadian        U.S. GAAP       U.S. GAAP
                                                                               GAAP Cdn.$         Cdn.$           U.S.$
                                                                              -------------   -------------   -------------
For the year ended November 30, 1998:

Collaborative and contract revenue                             (I)           $         12,173          12,652           8,588

Operating expenses:
   Research and development                                    (I)(III)(VI)            31,560          29,551          20,058
   General and administrative                                                           9,848           9,848           6,685
   Amortization of goodwill and identifiable intangibles       (VI)                    13,659          10,494           7,124
                                                                                -------------   -------------   -------------

                 Total operating expenses                                              55,067          49,893          33,867
                                                                                -------------   -------------   -------------

                 Operating loss                                                        42,894          37,241          25,279

Other income (expense):
   Interest income                                                                      2,048           2,048           1,390
   Interest expense                                                                      (252)           (252)           (171)
   Foreign exchange gain                                       (I)                      1,368           1,445             981
   Loss from equity investment                                 (I)                       (449)         (4,984)         (3,383)
                                                                                -------------   -------------   -------------

                 Total other income (loss)                                              2,715          (1,743)         (1,183)
                                                                                -------------   -------------   -------------

                 Net loss                                                    $         40,179          38,984          26,462
                                                                                =============   =============   =============

For the nine months ended August 31, 1999:

Collaborative and contract revenue                             (I)           $          8,964           9,334           6,236

Operating expenses:
   Research and development                                    (I)(III)(VI)            19,060          18,036          12,049
   General and administrative                                                           7,687           7,687           5,135
   Amortization of goodwill and identifiable intangibles       (VI)                    10,921           8,227           5,496
                                                                                -------------   -------------   -------------

                 Total operating expenses                                              37,668          33,950          22,680
                                                                                -------------   -------------   -------------

                 Operating loss                                                        28,704          24,616          16,444

Other income (expense):
   Interest income                                                                      1,137           1,137             760
   Interest expense                                                                      (211)           (211)           (141)
   Foreign exchange loss                                       (I)                       (604)           (616)           (412)
   Loss from equity investment                                 (I)                     (1,280)         (4,553)         (3,042)
                                                                                -------------   -------------   -------------

                 Total other loss                                                        (958)         (4,243)         (2,835)
                                                                                -------------   -------------   -------------

                 Net loss                                                    $         29,662          28,859          19,279

Amortization of beneficial conversion feature                  (VII)                        -             397             265
                                                                                -------------   -------------   -------------

                 Loss attributable to common shareholders                    $        29,662          29,256          19,544
                                                                               =============   =============   =============

      NOTES to Unaudited Pro Forma Condensed Consolidated Financial Statements

(I) Under Canadian GAAP, Allelix's interest in a jointly controlled entity is accounted for using the proportional method of consolidation. For purposes of U.S. GAAP, this interest would be accounted for by the equity method. Net loss and deficit under U.S. GAAP are not impacted by the proportionate consolidation of this interest in a jointly controlled entity.

(II) Under Canadian GAAP, cash and marketable securities are recorded at cost plus accrued interest that approximates market value. Under U.S. GAAP, the unrealized gains or losses on available for sale marketable securities are recorded as a component of stockholders' equity.

(III) Under Canadian GAAP, when stock options are granted to individuals, the value of the options are not recorded uless there is intrinsic value at the date of grant associated with the options. U.S. GAAP does, however, require stock option transactions with non-employees to be recorded as compensation expense and measured at the fair value of the consideration received or the compensation paid, whichever is more reliably measured. The fair value of the options granted to non-employees have been estimated at the date of grant using the Black-Scholes option pricing model.

(IV) Canadian GAAP permits the recording of share issue costs as an increase in accumulated deficit. U.S. GAAP requires the share issue costs to be accounted for in share capital as a reduction to the proceeds received from the share issue.

(V) Under Canadian GAAP, the Company has included a gain in the determination of net loss for the amount in excess of its carrying value of a subsidiary's stock, which arose from the subsidiary selling unissued shares of its stock in a subsequent offering to an unrelated investor. Under U.S. GAAP, gains for which realization is not assured must be treated as equity transactions.

(VI) Under Canadian GAAP, Allelix capitalized the fair value of the incomplete research and development projects acquired and has been amortizing the amount over three years. Under U.S. GAAP, in a business combination accounted for as a purchase, a portion of the purchase price, may be allocated to incomplete research and development projects. Unless the project in process has an alternative future use, the fair value is charged to expense as research and development costs.

(VII) Under U.S. GAAP, the preferred shares issued during the year which allow the holder to convert the preferred shares to common shares at a discount to market value is considered a beneficial conversion feature. The value of this feature is amortized, using the effective yield method, over the period of the preferred shares earliest conversion date.

                          COMPARATIVE PER SHARE DATA

  The following table sets forth certain historical per share data of NPS and Allelix and combined per share data on an unaudited pro forma basis after giving effect to the Arrangement as a purchase, assuming that 0.3238 shares of NPS Common Stock, are issued in exchange for each share of Allelix Common Stock (as adjusted for the conversion of the Allelix Preferred Shares) in the Arrangement. The historical per share data of NPS presented below are presented as of and for the nine months ended September 30, 1999 and as of and for the year ended December 31, 1998. The historical per share data of Allelix is presented as of and for the nine months ended August 31, 1999, and as of the year ended November 30, 1998. The pro forma per share data presented below combine NPS's per share data as of and for the nine months ended September 30, 1999 and as of and for the year ended December 31, 1998 with Allelix's per share data for the nine months ended August 31, 1999 and as of and for the year ended November 30, 1998. These data should be read in conjunction with the selected historical financial information, the Unaudited Pro Forma Condensed Consolidated Financial Statements and the separate historical financial statements of NPS and Allelix and the notes thereto incorporated herein or included elsewhere in this Proxy Statement. The Unaudited Pro Forma Condensed Consolidated Financial Statements are not necessarily indicative of the operating results or financial position that would have been achieved had the Arrangement been consummated at the beginning of the period presented and should not be construed as representative of future operations.

                                                                     For the year ended          As of and for the
                                                                      December 31, 1998          nine months ended
                                                                        for NPS; and            September 30, 1999
                                                                      November 30, 1998         for NPS; and August
                                                                         for Allelix           31, 1999 for Allelix
                                                                  ----------------------     ----------------------
                                                                                   (U.S. GAAP, U.S.$)
                                                                  -------------------------------------------------

HISTORICAL - NPS:
 Basic and diluted net loss per common share                          $   (1.39)             $   (1.22)
 Book value per common share (1)                                      $    3.59              $    2.37
HISTORICAL - Allelix:
 Basic and diluted net loss per common share                          $   (1.46)             $   (1.02)
 Book value per common share (1)                                            N/A              $    1.28
PRO FORMA CONSOLIDATED PER NPS SHARE:
 Basic and diluted net loss per common share (2)                      $   (1.99)             $   (1.55)
 Book value per common share (1)                                            N/A              $    2.94
ALLELIX EQUIVALENT PRO FORMA PER SHARE: (3)
 Basic and diluted net loss per common share (2)                      $   (0.64)             $   (0.50)
 Book value per common share (1)                                            N/A              $    0.95

(1) The historical book value per common share is computed by dividing total stockholders= equity by the number of shares of common stock outstanding at the end of the period. The pro forma book value per share is computed by dividing pro forma stockholders= equity by the pro forma number of shares of common stock outstanding at the end of the period.

(2) Excludes a charge for in-process technology estimated to be approximately $19.46 million which will be charged to combined operations during the period in which the Arrangement is consummated.

(3) The Allelix Per Share Equivalents are calculated by multiplying the NPS consolidated pro forma per share amounts by the Exchange Ratio.

MARKETS AND MARKET PRICES AND DIVIDEND POLICY

  NPS Common Stock is listed on the Nasdaq Stock Market under the symbol "NPSP." On September 27, 1999, the last trading day before the announcement by NPS and Allelix that they had entered into the Arrangement Agreement, the closing sale price of NPS Common Stock as reported on the Nasdaq Stock Market was $7.00 per share. On October [___], 1999, the closing sale price of NPS Common Stock as reported on the Nasdaq Stock Market was $[___]. There can be no assurance as to the actual price of NPS Common Stock prior to, at or at any time following the Effective Time.

  Allelix Common Stock is traded on the TSE under the symbol "AXB." On September 27, 1999, the last trading day before the announcement by NPS and Allelix that they had entered into the Arrangement Agreement, the closing sale price of Allelix Common Stock as reported by the TSE was Cdn.$3.65 per share. Following the Arrangement, Allelix Common Stock will cease to be traded on the TSE. On October [___], 1999, the closing sale price of Allelix Common Stock as reported by the TSE was $[___].

  The table below shows the high and low sale prices of NPS on the Nasdaq Stock Market for the periods indicated.

                                                       NPS
                                             ------------------------
                                                High          Low
                                             -----------  -----------
1997
   First Quarter............................    $ 12.250     $ 9.500
   Second Quarter...........................    $ 11.000     $ 8.250
   Third Quarter............................    $ 10.750     $ 8.125
   Fourth Quarter...........................    $ 10.063     $ 7.500
1998
   First Quarter............................    $  8.500     $ 7.375
   Second Quarter...........................    $  8.250     $ 6.750
   Third Quarter............................    $  9.313     $ 6.375
   Fourth Quarter...........................    $  7.938     $ 5.500
1999
   First Quarter............................    $  7.500     $ 6.563
   Second Quarter...........................    $  8.625     $ 5.875
   Third Quarter............................    $  8.000     $ 5.500

  On [___], 1999, there were approximately [___] beneficial holders of NPS common stock.

  NPS has never declared or paid cash dividends on capital stock. NPS intends to retain any future earnings to finance growth and development and therefore does not anticipate paying cash dividends in the foreseeable future.

  The table below shows the high and low sale prices of Allelix Common Stock as reported in Canadian dollars on the TSE and the ME for the periods indicated.

                                                       TSE                        ME
                                             ------------------------  ------------------------
                                                High          Low         High          Low
                                             -----------  -----------  -----------  -----------
1997
   First Quarter............................    $ 18.50     $  11.05    $   18.50    $   11.50
   Second Quarter...........................      12.40         9.00        12.10         9.80
   Third Quarter............................      16.00         9.75        15.50        10.20
   Fourth Quarter...........................      15.25        10.35        14.50        10.35
1998
   First Quarter............................    $ 12.50     $   8.00    $   12.00    $    8.10
   Second Quarter...........................       9.75         8.00         9.70         8.15
   Third Quarter............................       8.20         3.10         8.40         3.15
   Fourth Quarter...........................       6.35         2.50         5.95         3.03
1999
   First Quarter............................    $  4.95     $   3.01    $    4.70    $    3.05
   Second Quarter...........................       3.50         2.26         3.40         2.26
   Third Quarter............................       3.75         2.00         3.60         2.01

                                 RISK FACTORS

  Presented below are statements of the types of risks and uncertainties faced by the Company and which are thereby borne by the Company's stockholders. Other risks and uncertainties are described elsewhere herein or in other Commission filed documents or are evident from the descriptions herein. There can be no assurances that the Company or its management will succeed in efforts to avoid or minimize these risks or uncertainties, or to optimize the potential return associated with bearing these risks and uncertainties.

Risk Related to the Arrangement

  The Arrangement and an investment in securities of NPS involve certain risks and uncertainties, including risks related to the integration of NPS and Allelix, risks associated with the fixed Exchange Ratio, risks relating to the respective businesses of NPS and Allelix and other risks and uncertainties discussed therein and elsewhere in this Proxy Statement and in the documents incorporated by reference.

  Uncertainty Relating to Integration. The Arrangement involves the integration of two companies that have previously operated independently. Such integration will require significant effort from each company including the coordination of their efforts in research and development, business development, intellectual property, finance, and administration efforts. There can be no assurance that NPS will integrate the respective operations of NPS and Allelix without encountering difficulties or experiencing loss of personnel, or that the benefits expected from such integration will be realized. The diversion of the attention of management and any difficulties encountered in the transition process (including the interruption of, or a loss of momentum in, Allelix's or NPS's activities and problems associated with employee uncertainty and the potential loss of key personnel) could have an adverse impact on NPS's ability to realize anticipated benefits from the Arrangement.

  Risks Associated with Fixed Exchange Ratio. As a result of the Arrangement, each outstanding share of Allelix Common Stock will be converted into either
0.3238 of an NPS Common Share or 0.3238 of an

Exchangeable Share. Because the Exchange Ratio is fixed and will not increase or decrease due to fluctuations in the market price of either NPS or Allelix Common Stock, the specific value of the consideration to be received by Allelix shareholders in the Arrangement will depend on the market price of NPS Common Stock at the Effective Time. In the event that the market price of NPS Common Stock increases or decreases prior to the Effective Time, the market value at the Effective Time of NPS Common Stock to be received by Allelix shareholders in the Arrangement would correspondingly increase or decrease. The market prices of NPS Common Stock and Allelix Common Stock as of a recent date are set forth herein under "Summary-Markets and Market Prices and Dividend Policy." NPS Common Stock and Allelix Common Stock historically have been subject to price volatility. No assurance can be given as to the market prices of NPS Common Stock or Allelix Common Stock at any time.

  Effect of the Arrangement on Corporate Partners and Existing Agreements. Certain of Allelix's and NPS's existing corporate partners may view the Arrangement as disadvantageous to them. As a consequence, the combined company's relationship with these strategic partners could be adversely affected. In addition, the Arrangement will provide certain corporate partners with the right to terminate their research and development agreements with Allelix under certain circumstances. There can be no assurance that these agreements will not be terminated. The termination of such agreements could have a material adverse effect on Allelix's business and operations. The Arrangement will require the consent of certain parties who have entered into contracts with Allelix. There can be no assurance that such consents will be given and, if not given, that such contracts will not terminate.

  The market price of NPS Common Stock may decline as a result of the Arrangement. Since public announcement of the Arrangement, the price for NPS Common Stock has declined [___]%. The market price of NPS Common Stock may continue to decline significantly if, among other things:

  . securities analysts fail to write reports which describe the Arrangement favorably and/or if securities analysts write about the Arrangement, but fail to recommend the stock;

  .  the integration of NPS's and Allelix's operations is not successful;

  . the combined company does not experience business synergies as quickly or to the extent as may be expected by financial analysts;

  . the accretive/dilution effect of the Arrangement is not in line with the expectation of financial analysts; or

  . NPS determines that it will do an additional equity financing on terms or at a time which the marketplace concludes is unattractive or dilutive.

  In any such case, the trading price of NPS Common Stock may decline and you may lose all or part of your investment.

  The Arrangement will result in integration costs and transaction expenses that could adversely affect combined financial results. If the benefits of the Arrangement do not exceed the costs associated with it, including the dilution to NPS's stockholders resulting from the issuance of shares of NPS Common stock in connection with the Arrangement, NPS's financial results, including earnings per share, could be adversely affected. The combined company also expects to incur costs after completion of the Arrangement associated with integrating the operations of NPS and Allelix. Such costs may include:

  . elimination of duplicate operations; and . consolidation of certain administration, support, and research and development activities.

  Actual costs may substantially exceed preliminary estimates. In addition, unanticipated expenses associated with integrating the two companies may arise. NPS expects to incur a charge currently estimated to be $19.46 million in the fourth quarter of 1999 to reflect NPS's write-off of Allelix's in-process research and development efforts. These costs will not be accompanied by outward cash flow, but may be seen by investors as increasing the net loss of the Company. NPS may also incur additional charges in subsequent quarters to reflect costs associated with the Arrangement.

  If the combined company is not permitted to write-off a significant amount of the purchase price as attributable to in-process research and development, estimates of future period results and actual future period results could be burdened with additional costs, and the price of NPS's Common Stock could decline. If current accounting rules as interpreted by NPS's auditors and the SEC do not permit the combined company to immediately write off a significant amount of the purchase price of the Arrangement as attributable to in-process research and development, the combined company would have to amortize a correspondingly higher amount of the purchase price over several years. Such amortization would be reflected as an expense item on the combined company's statement of operations, and cause it to report higher losses, which may adversely affect its stock price.

  NPS may experience delay or ineffectiveness in efforts to manage its burn rate and the attendant requirement to reduce costs, delay expenditures (for example in clinical development), or raise additional equity financing incident to the Arrangement. NPS has announced its intention to devote considerable cash resources to late-stage clinical development, including for example, a Phase III trial for ALX 1-11 for osteoporosis. If the Company's cost estimates are exceeded or incurred earlier than planned, the Company may be required further to realize costs (for example, by reducing head count), to delay developments or to seek additional financing. Failure to manage the mix of this cash expenditure and clinical progress may cause the price of NPS Common Stock to decline.

  NPS may be assessed certain federal income taxes as a result of the Arrangement. The Company believes that there should be no federal income tax consequences to the Company as a result of the Arrangement. The Company's conclusion is based upon the federal income tax laws currently in effect, which are subject to change and, in some cases, not binding on the Internal Revenue Service (the "Service") or the court. No advance income tax rulings have been sought from the Service as to the anticipated federal income tax consequences of the transactions described herein. If the Service were to successfully challenge the Company's conclusions, then the Company will be required to recognize income as a result of the transactions contemplated herein. See discussion under the caption "Certain Federal Income Tax Consideration".

  The Company has described other risks in its Annual Report on Form 10-K/A and in other documents filed with the SEC. Stockholders are advised and encouraged to read such other documents.

                            THE NPS SPECIAL MEETING

Purpose

  The enclosed proxy is solicited on behalf of the Board of Directors of NPS, for use at the Special Meeting to be held on [___], 1999, at [___], p.m., local time and at any adjournment thereof (the "NPS Special Meeting"), for the purposes set forth herein and in the accompanying Notice of Special Meeting. The NPS Special Meeting will be held at the Marriott-University Park Hotel, 500 South Wakara Way, Salt Lake City, Utah.

Solicitation of Proxies

  The Company will bear the entire cost of solicitation of proxies including preparation, assembly, printing, and mailing of this Proxy Statement, the proxy card, and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries, and custodians holding in their names shares of NPS Common Stock, beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of NPS Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram, or personal solicitation by directors, officers, or other regular employees of the Company. No additional compensation will be paid to directors, officers, or other regular employees for such services.

  The Company intends to mail this Proxy Statement and accompanying proxy card on or about the date shown above to all stockholders entitled to vote at the NPS Special Meeting.

Record Date, Entitlement to Vote, and Outstanding Shares

  [___], 1999 is the record date for determining those holders of NPS Common Stock entitled to notice of and to vote at the NPS Special Meeting. On the record date, the Company had outstanding and entitled to vote [___] shares of common stock. Stockholders will be entitled to one vote for each share held on all matters to be voted upon at the NPS Special Meeting. Except for the stockholders identified herein under "NPS Principal Stockholders," as of the Record Date, no other person beneficially owned more than 5% of the outstanding NPS Common Stock.

Revocation of Proxies

  Any stockholder giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company, at the Company's principal executive office, 420 Chipeta Way, Salt Lake City, Utah 84108-1256, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the NPS Special Meeting and voting in person. Attendance at the NPS Special Meeting will not, by itself, revoke a proxy.

Required Votes to Approve

  All votes will be tabulated by the Inspector of Elections appointed for the NPS Special Meeting, who will separately tabulate affirmative and negative votes, abstentions, and broker non-votes. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders, and will have the same effect as negative votes. Broker non-votes are counted toward a quorum, but are not counted for any purpose in determining whether a matter has been approved.

  The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding shares of NPS Common Stock entitled to vote at the NPS Special Meeting is necessary to constitute a quorum. Abstentions and broker non-votes will be counted for purposes of determining a quorum.

  Approval of the issuance of NPS Common Shares in connection with the Arrangement requires the approval of a majority of the shares present in person or represented by proxy and entitled to vote at the NPS Special Meeting. Approval of the Amendment to the Certificate of Incorporation requires the approval of a majority of the outstanding shares of NPS Common Stock entitled to vote as of the Record Date.

                          THE ALLELIX SPECIAL MEETING

  The Board of Directors for Allelix will call a special meeting of the Allelix stockholders for the principal purpose of obtaining stockholder approval of the Continuance and the Arrangement. The Allelix Special Meeting will occur shortly after the NPS Special Meeting. In order for the Continuance and the Arrangement to be approved, 66 2/3% of the Allelix stockholders present in person or by proxy at the Allelix Special Meeting must vote in favor of each of the Continuance and the Arrangement. If the Continuance is not approved, then the Arrangement will not become effective. A more detailed description of this meeting is contained in the Management Proxy Circular of Allelix attached hereto as Appendix E and incorporated herein.

         PROPOSAL ONE -- APPROVAL OF THE SHARE ISSUANCES IN CONNECTION
                              WITH THE ARRANGEMENT

  The following discussion summarizes the proposed Arrangement and related transactions. The following is not, however, a complete statement of all provisions of the Arrangement Agreement and related agreements. Detailed terms of all conditions to the Arrangement and related transactions are contained in the Arrangement Agreement, a copy of which is attached to this Proxy Statement as Appendix A. Statements made in this Proxy Statement with respect to the terms and conditions of the Arrangement and such related transactions are qualified in their respective entireties by reference to, and you are urged to read carefully the more detailed information set forth in the Arrangement Agreement and the other documents attached hereto.

Background of the Arrangement

  In March 1999, NPS engaged Prudential Securities to assist NPS in the evaluation of strategic alternatives directed at enhancing stockholder value. Strategic alternatives considered by Prudential Securities and NPS included the acquisition by NPS of other small biotechnology and/or pharmaceutical companies that could leverage NPS's existing clinical development programs and drug discovery capabilities. The possible take-out of NPS by a large pharmaceutical/biotechnology company was also considered.

  During the period since signing the financial advisor agreement with Prudential Securities and September 27, 1999, NPS reviewed a number of acquisition/merger proposals. Confidentiality agreements were entered into and due diligence performed with respect to numerous candidates. A non-binding proposal was made to one small biotechnology company. This proposal was rejected.

  In early August, a significant shareholder in NPS asked Dr. Hunter Jackson, NPS's Chairman, President, and Chief Executive Officer, if the shareholder could assist NPS by placing a call to Allelix management to suggest that NPS might be interested in pursuing a merger with Allelix. Dr. Jackson responded that he would welcome the assistance of such a call. Shortly thereafter, Mr. Graham Strachan, then CEO and President of Allelix, called Dr. Jackson. Mr. Strachan said he would be pleased to meet with Dr. Jackson. During mid-August, discussions between representatives of Allelix and NPS and their respective financial advisors commenced. On August 10, 1999, Allelix entered into a confidential disclosure agreement with NPS to permit mutual due diligence investigations to begin between Allelix and NPS. On August 31, 1999, an exclusivity agreement was entered into between Allelix and NPS, committing Allelix to a period of exclusive negotiations with NPS, subject to a customary "fiduciary out," which would terminate on September 13, 1999, unless due diligence investigations and/or negotiations were continuing at that date, in which event such period of exclusivity of negotiations would be extended until September 30, 1999.

  On September 13, 1999, NPS sent a letter to Allelix outlining the proposed financial and other terms of a merger. On September 14, 1999, representatives of Allelix, together with its legal advisors, Stikeman, Elliott, met with representatives of NPS and its legal advisors, Blake, Cassels & Graydon, to discuss and further advance negotiations of the definitive terms and structure of a proposed merger transaction.

  On September 15, 1999, the NPS Board of Directors met to discuss the Allelix transaction. A detailed presentation was made of the proposed transaction with Allelix and the impact on the combined companies. That presentation also addressed the necessity of downsizing the entities in order to preserve cash and reallocate resources to those programs which have the opportunity to provide a nearer term product to the combined entity. Duties of the directors in connection with a merger were discussed with legal counsel.

  During a meeting of the Board of Directors of Allelix on September 21, 1999, members of NPS's senior management team attended and made a presentation to Allelix's Board of Directors and Allelix's financial advisors concerning the benefits available to Allelix through a merger with NPS and NPS's vision for the merged company, and to otherwise familiarize the Board of Directors of Allelix with NPS's research and development programs and business. During this period and until September 27, 1999, the terms of a definitive arrangement agreement between NPS and Allelix were negotiated.

  On Friday, September 24, 1999, an information meeting for the NPS Board of Directors was convened. At this meeting, a discussion of the transaction was presented and the Board of Directors had opportunity to ask questions and assess management's due diligence process. By overnight mail September 23, 1999, Hunter Jackson sent to the NPS Board copies of the transaction documents and a formal description of the transaction.

  On September 27, 1999, the NPS Board of Directors met to receive a presentation from Prudential Securities concerning the proposed merger and to receive the Prudential Securities Opinion described below under "Opinion of NPS's Financial Advisor, Prudential Securities." At the same meeting, the Board of Directors of NPS received a report from legal counsel on the terms of the arrangement agreement that had been negotiated. The Board of Directors of NPS authorized the entering into of the Arrangement Agreement described below under "The Arrangement Agreement and Related Agreements," which agreement was executed and delivered on the evening of September 27, 1999. The Board of Directors also approved the plans for and terms of a reduction in force to be implemented on September 28, 1999.

NPS's Reasons for the Arrangement and Recommendation of the NPS Board

  In reaching its determination and making its recommendation to NPS Stockholders, the Board of Directors of NPS considered a number of factors, including the following:

 . the combined business which results from the Arrangement will have significantly greater financial, business and scientific resources which may enable the combined business to more effectively develop and exploit its portfolio of drug product candidates;

 . the combination yields an increase in NPS's pipeline of drug development candidates thereby decreasing NPS's dependence on one or a few programs;

 . the combination can utilize the complementary nature of Allelix's and NPS's respective portfolios of drug product candidates;

 . the combination's focus on proprietary and late-stage clinical programs may increase the potential for sustainable revenues and earnings;

 . the combined business may be able to take advantage of NPS's U.S. biomedical industry connections and NPS's presence on the Nasdaq Stock Market while continuing to benefit from the Canadian biotechnology industry and its associated technical and financial resources;

 . the Prudential Securities Opinion dated September 27, 1999, that, from a financial point of view, the Exchange Ratio is fair to NPS;

 . the combined company may be able to obtain a significantly increased market capitalization, potentially allowing greater access to financing opportunities;

 . the combined company will have late stage product candidates appropriate for development and marketing by the Company directly; and

 . the combined company will have a greater choice of late stage clinical programs over which to deploy limited resources and thereby will be better able to manage the inherent risks of the industry in general and the Company in particular.

  In reaching its determination, the Board of Directors of NPS also considered and evaluated, among other things:

 . information concerning the business, operations, financial condition and prospects of Allelix and NPS;

 . current industry, economic, and market conditions and trends and its informed expectations of the future of the biotechnology and pharmaceutical products industries;

 . historical market prices and trading information with respect to Allelix
  Common Shares and NPS Common Shares;

 . the anticipated synergies, cost reductions, improved balance sheet, and other operational advantages and efficiencies as a result of the combination;

 . the anticipated challenges associated with successfully integrating the businesses of Allelix and NPS;

 . reports from management concerning due diligence conducted by NPS on the scientific programs of Allelix;

 . reports from management and legal and financial advisors concerning the specific terms of the Arrangement Agreement and ancillary documents;

 . the possibility that the Arrangement would not be consummated;

 . the potential disruption to the business of both companies following announcement of the Arrangement, including the effects of employee uncertainty, the possibility that key corporate employees may leave, and the possibility that key corporate collaborators may not approve of the Arrangement or may determine to terminate their relationship with the combined company, if their agreements permit termination as a result of the Arrangement;

 . the dilutive effects of the issuance of shares in the Arrangement and the higher level of expenses that will be borne by the combined company; and

 . the possibility that the anticipated benefits of the Arrangement will not be realized.

  The NPS Board of Directors concluded that the benefits of the transaction to NPS and its stockholders outweighed the risks associated with the foregoing factors.

  The foregoing discussion of the information and factors considered and given weight by the Board of Directors of NPS is not intended to be exhaustive. In reaching the determination to approve and recommend the Arrangement, the Board of Directors of NPS did not assign any relative or specific weights to the foregoing factors which were considered, and individual directors may have given different weights to different factors. The Board of Directors of NPS is, however, unanimous in its recommendation to the NPS Stockholders that the matters presented at the NPS Special Meeting be approved.

  The Board of Directors of NPS realizes that there are certain risks associated with the Arrangement, including those set forth under "Risk Factors." However, the Board of Directors of NPS believes that the positive factors should outweigh those risks, although there cannot be assurances in this regard.

Opinion of NPS's Financial Advisor, Prudential Securities

  On September 27, 1999, Prudential Securities Incorporated ("Prudential Securities") delivered its oral opinion to the NPS Board of Directors to the effect that, as of such date, the Exchange Ratio was fair, from a financial point of view, to NPS (the "Prudential Securities Opinion"). Prudential Securities made a presentation of the financial analysis underlying its oral opinion at a meeting of the NPS Board on September 27, 1999. This analysis, as presented to the NPS Board of Directors, is summarized below. Prudential Securities confirmed its oral opinion in writing on September 27, 1999.

  In requesting the Prudential Securities Opinion, the NPS Board did not give any special instructions to Prudential Securities or impose any limitation upon the scope of the investigation that Prudential Securities used to deliver the Prudential Securities Opinion. A copy of the Prudential Securities Opinion, which sets forth the assumptions made, matters considered and limits on the review undertaken, is attached to this Proxy Statement as Appendix D and is incorporated herein by reference. The summary of the Prudential Securities Opinion set forth below is qualified in its entirety by reference to the full text of the Prudential Securities Opinion. NPS Stockholders are urged to read the Prudential Securities Opinion in its entirety.

  THE PRUDENTIAL SECURITIES OPINION IS FOR THE USE OF THE NPS BOARD, IS DIRECTED ONLY TO THE FAIRNESS OF THE EXCHANGE RATIO TO THE COMPANY AS OF SEPTEMBER 27, 1999, FROM A FINANCIAL POINT OF VIEW, AND DOES NOT CONSTITUTE A RECOMMENDATION TO ANY STOCKHOLDER AS TO HOW SUCH STOCKHOLDER SHOULD

VOTE IN CONNECTION WITH THE ISSUANCE OF SHARES OF NPS COMMON STOCK PURSUANT TO THE MERGER OR AS TO ANY OTHER ACTION SUCH STOCKHOLDER SHOULD TAKE REGARDING THE MERGER.

  In conducting its analysis and arriving at the Prudential Securities Opinion dated September 27, 1999, Prudential Securities reviewed such materials and considered such financial data and other factors as Prudential Securities deemed relevant under the circumstances, including, the following:

 . a draft dated September 25, 1999 of the Arrangement Agreement;

 . certain publicly-available historical financial and operating data for NPS including, but not limited to, (a) the Annual Report on Form 10-K for the fiscal year ended December 31, 1998, (b) the Quarterly Report on Form 10-Q for the quarter ended June 30, 1999, and (c) the Proxy Statement for the Annual Meeting of Stockholders held on May 26, 1999;

 . certain information relating to NPS, including financial forecasts for the fiscal years December 31, 1999 through December 31, 2004, prepared by the management of NPS;

 . certain publicly-available historical financial and operating data for Allelix including, but not limited to, the Annual Report for the fiscal year ended August 31, 1998, and unaudited financial statements for Allelix for the fiscal year ended August 31, 1999;

 . certain information relating to Allelix, including the financial forecasts for the four months ended December 31, 1999 and the fiscal year ending December 31,2000 through December 31,2004, prepared bty the management of Allelix;

 . publicly-available financial, operating and stock market datd concerning certain companies engaged in businesses Prudential Securities deemed comparable to Allelix or otherwise relevant to Prudential Securities' inquiry;

 . the financial terns of certain recent transactions deemed relevant by Prudential Securities to its inquiry;

 . the historical stock prices and trading volumes of NPS Common Stock and Allelix Common Shares;

 . the Stock Purchase Agreement dated October 30, 1998 between Allelix and
  Johnson &Johnson Development Corporation; and

 . such other financial studies, analysis and investigations that Prudential
  Securities deemed appropriate.

  Prudential Securities assumed, with NPS's consent, that (a) each holder of Allelix Common Shares would recieve 0.3238 shares of NPS Common Stock and (b) the draft of the Arrangement Agreement which Prudential Securities reviewed (as referred to above) conformed in all material respects to that which documents in final form and that the arrangement would be consummated on the term described in the Arrangement Agreement without any waiver of any terms or conditions.

 . Prudential Securities met with the senior management of NPS and Allelix to discuss;

 . the prospects for their respective business;

 . their estimates of such businesses' future financial performance;

 . the financial impact of the Arrangement on the respective companies; and

 . such other matters as Prudential Securities deemed relevant.

  In connection with its review and analysis and in arriving at the Prudential Securities Opinion, Prudential Securities relied upon the accuracy and completeness of the financial and other information publicly available or otherwise made available or provided to Prudential Securities concerning NPS and Allelix, and did not undertake any independent verification of such information or any independent valuation or appraisal of any of the assets or liabilities of NPS or Allelix, and Prudential Securities was not provided with any independent valuation or appraisal. With respect to the financial forecasts provided to Prudential Securities by NPS for NPS, and by Allelix for Allelix, Prudential Securities assumed that such information (including the assumptions and bases therefor) represented each respective management's best currently available estimate as to the future financial performance of NPS and Allelix and that NPS and Allelix would perform in accordance with such projections. Prudential Securities assumes no responsibility for and expresses no view as to such forecasts or the assumptions under which they were prepared. Further, the Prudential Securities Opinion is necessarily based on economic, financial and market conditions as they existed on September 27, 1999 and can only be evaluated as that date, the date of the Prudential Securities Opinion.

  The Prudential Securities Opinion does not address nor should it be construed to address the relative merits of the Arrangement or alternative business strategies that may be available to NPS. In addition, the Prudential Securities Opinion does not in any manner address the prices at which NPS Common Stock or the Exchangeable Shares will trade following consummation of the Arrangement.

  In addition, the Prudential Securities Opinion and the presentation to the NPS Board, taken together, was one of the many factors taken into consideration by the NPS Board in making its determination to recommend approval of the Arrangement Agreement. Consequently, the analyses of Prudential Securities described below should not be viewed as determinative of the opinion of the NPS Board with respect to the Exchange Ratio. The Exchange Ratio was determined through arm's length negotiations between NPS and Allelix and was approved by the NPS Board.

  In arriving at the Prudential Securities Opinion, Prudential Securities performed a variety of financial analyses, including those summarized herein. The summary set forth below of the analyses presented to the NPS Board at the September 27, 1999 meeting does not purport to be a complete description of the analyses performed. The preparation of a fairness opinion is a complex process that involves various determinations as to the most appropriate and relevant methods of financial analyses and the application of these methods to the particular circumstance. Therefore, this kind of opinion is not necessarily susceptible to partial analysis or summary description. Prudential Securities believes that its analyses must be considered as a whole and that selecting portions of its opinion or portions of the factors considered by it, without considering all analyses and factors, could create an incomplete view of the evaluation process underlying the Prudential Securities Opinion. Prudential Securities made numerous assumptions with respect to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of NPS and Allelix. Any estimates contained in Prudential Securities' analyses are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than suggested by such analyses. Additionally, estimates of the values of businesses and securities do not purport to be appraisals or necessarily reflect the prices at which businesses or securities may be sold. Accordingly, such analyses and estimates are inherently subject to substantial uncertainty. Subject to the foregoing, the following is a summary of the material financial analyses presented by Prudential Securities to the NPS Board in connection with the Prudential Securities Opinion dated September 27, 1999.

Comparable Companies Analysis

  A comparable companies analysis was employed by Prudential Securities to establish implied ranges for the Exchange Ratio. Prudential Securities analyzed publicly available historical and projected financial results, including multiples of current enterprise value (defined as equity value plus total debt minus cash) to total assets and last twelve months ("LTM") revenue, and current equity value (defined as the closing stock price on September 24, 1999 (the "September 24/th/ Closing Stock Price") times diluted shares outstanding) to book value and tangible book value, of certain companies considered by
Prudential Securities to be reasonably similar to NPS and Allelix.   The
companies analyzed included: Algos Pharmaceutical Corporation, Bone Care International, Inc., Cephalon, Inc., GelTex Pharmaceuticals, Inc., Guilford Pharmaceuticals, Inc., Neose Technologies, Inc., NeoTherapeutics, Inc., Neurocrine Biosciences, Inc., Neurogen Corporation, Regeneron Pharmaceuticals, Inc., and Synaptic Pharmaceutical Corporation (the "Prudential Securities Allelix Comparable Companies"). All of the trading multiples of the Prudential Securities Allelix Comparable Companies were based on the September 24/th/ Closing Stock Price.

  Based on the September 24/th/ Closing Stock Price, the Prudential Securities Allelix Comparable Companies were found to have current enterprise values within a range of 1.2x to 4.8x total assets and 3.0x to 16.1x LTM revenue, and current equity values within a range of 1.6x to 3.7x book value and 1.6x to 4.0x tangible book value. Applying such multiples to Allelix's total assets, LTM revenue, book value and tangible book value, each for the fiscal year ended August 31, 1999, resulted in implied ranges for the exchange ratio of 0.1913 to 0.9778, 0.1345 to 1.0280, 0.2835 to 0.6664 and 0.1788 to 0.4509, respectively.

Comparable Transactions Analysis

  Prudential Securities also analyzed the consideration paid in several recent merger and acquisition transactions deemed by Prudential Securities to be reasonably similar to the Arrangement, and considered: (1) the multiple of the acquired entity's equity value (defined as the purchase price of the acquired entity's equity) to the acquired entity's book value and tangible book value;
(2) the multiple of the acquired entity's enterprise value (defined as the purchase price of the acquired entity's equity plus assumed debt minus cash) to the acquired entity's total assets and LTM revenue; and (3) the applicable premiums paid over the acquired entity's public stock trading prices one day, one week, four weeks and twelve weeks before announcement of each transaction, all based upon publicly available information for such transactions. The transactions considered were the combinations of the following companies:
(i) SIBIA Neurosciences Inc. and Merck & Co., Inc. (pending as of September 27,
1999), (ii) Centocor, Inc. and Johnson & Johnson (pending), (iii) ALZA Corporation and Abbott Laboratories (pending), (iv) SUGEN, Inc. and Pharmacia & Upjohn, Inc., (v) NeXstar Pharmaceuticals, Inc. and Gilead Sciences, Inc., (vi) Agouron Pharmaceuticals, Inc. and Warner-Lambert Company, (vii) SEQUUS Pharmaceuticals, Inc. and ALZA Corporation, (viii) Virus Research Institute, Inc. and T Cell Sciences, Inc., (ix) Neurex Corporation and Elan Corporation plc, (x) Somatogen, Inc. and Baxter International Inc., (xi) Sequana Therapeutics, Inc. and Arris Pharmaceutical Corp., and (xii) Athena Neurosciences, Inc. and Elan Corporation plc (the "Prudential Securities Comparable Transactions").

  The Prudential Securities Comparable Transactions were found to imply for the acquired entity an enterprise value within a range of 1.8x to 8.9x total assets and 3.3x to 13.8x LTM revenue, and an equity value within a range of 3.4x to 12.2x book value and 3.4x to 17.7x tangible book value. Applying such multiples to Allelix resulted in implied ranges for the Exchange Ratio of 0.3238 to 1.8927 for total assets, 0.1533 to 0.8710 for LTM revenue, 0.6005 to 2.1761 for book value, and 0.3787 to 1.9818 for tangible book value.

  The Prudential Securities Comparable Transactions were found to imply for the acquired entity a premium within a range of 12.3% to 61.9%, 16.8% to 105.4%, 14.4% to 92.0% and 30.1% to 107.1% for the one day, one week, four week and twelve week periods, respectively. The corresponding premiums for the Arrangement, using the Exchange Ratio, are 0.8%, 13.3%, 62.2% and 48.2%, respectively.

  None of the companies or acquired entities utilized in the above Prudential Securities Allelix Comparable Companies analysis and Prudential Securities Comparable Transactions analysis for comparative purposes is, of course, identical to Allelix or the Arrangement. Accordingly, a complete analysis of the results of the foregoing calculations cannot be limited to a quantitative review of such results and involves complex considerations and judgments concerning differences in financial and operating characteristics of the Prudential Securities Allelix Comparable Companies and the acquired entities in the Prudential Securities Comparable Transactions, and other factors that could affect the public trading value and consideration paid for each of the Prudential Securities Allelix Comparable Companies and the Prudential Securities Comparable Transactions, respectively, as well as that of Allelix.

Contribution Analysis

  Prudential Securities examined NPS's and Allelix's relative contributions to the LTM (as of June 30, 1999 for NPS and August 31, 1999 for Allelix) and projected calendar 1999, 2000, 2001 and 2002 revenue, earnings before interest, taxes, depreciation and amortization (for purposes of this section titled "Opinion of NPS's Financial Advisor" only, "EBITDA"), and net income to the combined entity (the "Combined Company"), and compared these results to the percentage of post-merger NPS common stock that the respective current NPS Stockholders and Allelix stockholders would hold. In performing such analysis, Prudential Securities relied upon projected stand-alone financial data provided by NPS management for NPS and Allelix management, as adjusted by NPS management, for Allelix. The projections in the Contribution Analysis were calculated based on pure contribution on a stand-alone basis and did not include synergies or transaction costs related to the Arrangement. Prudential Securities observed that for the last twelve months (as of June 30, 1999 for NPS and August 31, 1999 for Allelix), and projected calendar 1999, 2000, 2001 and 2002, Allelix would contribute 73.9%, 69.7%, 47.4%, 33.4% and 51.2% to the Combined Company's pro forma revenues, respectively, and 40.5%, 39.1%, 49.6% 71.5% and 136.4% to the Combined Company's pro forma EBITDA. An analysis of net income is not meaningful because either NPS, Allelix, or both companies are projected to have negative net income for these periods.

  Prudential Securities also examined NPS's and Allelix's relative contributions of cash and cash equivalents, tangible book value, and total assets as of June 30, 1999 for NPS and August 31, 1999 for Allelix. NPS contributed to the Combined Company 68.1% of the pro forma cash and equivalents, 67.2% of the pro forma tangible book value, and 52.6% of the pro forma total assets, while Allelix contributed to the Combined Company 31.9% of the pro forma cash and equivalents, 32.8% of the pro forma tangible book value, and 47.4% of the pro forma total assets. Based on the September 24/th/ Closing Stock Price and the Exchange Ratio of 0.3238, NPS and Allelix were estimated to hold 65.9% and 34.1%, respectively, of the Combined Company's implied equity value and 62.0% and 38.0% respectively, of the Combined Company's enterprise value.

Dilution/Accretion Analysis

  Prudential Securities also analyzed the pro forma effect of the Arrangement on NPS's projected earnings per share. An analysis of the anticipated future results of NPS and Allelix based on estimates provided by NPS management for NPS and Allelix management, as adjusted by NPS management, for Allelix, respectively, indicated that the Arrangement results in a dilution of NPS's earnings per share for 1999 and 2000 with an accretive effect on NPS's earnings per share for 2001, 2002, 2003 and 2004.

  Projected financial and other information concerning NPS and Allelix and the impact of the Arrangement upon the holders of NPS Common Stock are not necessarily indicative of future results. All projected financial information is subject to numerous contingencies, many of which are beyond the control of management of NPS and Allelix.

  NPS selected Prudential Securities to provide a fairness opinion because it is a nationally recognized investment banking firm engaged in the valuation of businesses and their securities in connection with mergers and acquisitions and for other purposes and has substantial experience in transactions similar to the Arrangement. Pursuant to an engagement letter with Prudential Securities dated March 16, 1999, Prudential Securities will receive a fee payable upon completion of the Arrangement equal to 2.5% of the aggregate consideration (as defined in the Engagement Letter) to be received by NPS, NPS Stockholders or employees, subject to a maximum fee of $1,250,000. NPS has agreed to reimburse all reasonable out-of-pocket expenses, including fees and disbursements of counsel. NPS also has agreed, under separate agreement, to indemnify Prudential Securities, its affiliates and its employees against certain liabilities, including liabilities under federal securities laws.

  In the past, Vector Securities International, Inc., now a unit of Prudential
Securities, has provided financial advisory and financing services for NPS.   In
the ordinary course of business, Prudential Securities may actively trade the shares of NPS Common Stock for its own account and for the accounts of customers, and accordingly, may at any time hold a long or short position in such securities.

Interests of Certain Persons in the Arrangement

  The Arrangement Agreement provides that all rights to indemnification existing in favor of the persons serving as directors and officers of Allelix as of the date of the Arrangement Agreement for acts or omissions occurring prior to the Effective Time, as provided in the bylaws of Allelix will survive the Arrangement. Subject to certain limitations, NPS has also agreed to maintain in effect for seven years after the Effective Time a policy of directors' and officers' liability insurance on substantially the same terms as to coverage and deductibles and other terms as Allelix had in place prior to the Arrangement, for the benefit of persons serving as directors and officers of Allelix as of such date.

Mechanics

  At the Effective Time, NPS Allelix Inc., an indirect wholly-owned subsidiary of NPS, will acquire the outstanding shares of common stock of Allelix including the outstanding shares of Preferred Stock of Allelix, which by contract will have converted to shares of Allelix common stock (the "Allelix Common Shares"). As a result, Allelix will effectively become an indirect wholly-owned subsidiary of NPS. Each holder of Allelix Common Shares who does not elect dissenters' rights under Canadian law, will receive either NPS Common Stock or shares of NPS Allelix Exchangeable Shares. Each holder who is a Canadian resident, will receive, at his or her or its option, 0.3238 Exchangeable Shares or 0.3238 NPS Common Shares for each Allelix Common Share held by such holder. Each holder who is not a Canadian resident, will receive 0.3238 NPS Common Shares for each Allelix Common Share held.

  No certificates representing fractional shares will be delivered in exchange for Allelix Common Shares pursuant to the Arrangement. Each party otherwise entitled to a fractional interest in an Exchangeable Share or to a fractional interest in a NPS Common Share will receive a certificate evidencing that number of shares to which such party is entitled rounded up to the next highest whole number.

Description of Exchangeable Shares

  Retraction of Exchangeable Shares. Subject to the Retraction Call Right (as defined in the Exchangeable Shares Provisions) of NPS Holdings, holders of Exchangeable Shares will be entitled at any time following the Effective Time to require NPS Allelix to redeem any or all of the Exchangeable Shares held by such holder (the "Retraction Right") for an amount per share equal to the current market price of an NPS Common Share on the date of retraction, which will be satisfied in full by NPS by delivery to the holder of one share of NPS Common Stock for each Exchangeable Share.

  Redemption of Exchangeable Shares. Subject to applicable law and provided NPS Holdings has not exercised the Redemption Call right, NPS Allelix has the right, on or after December 31, 2004, to redeem all, but not less than all, of the then outstanding Exchangeable Shares for an amount per share equal to the then current market price of a share of NPS Common Stock determined as of the last business day prior to the Redemption Date, plus any declared and unpaid dividend, if any, which shall be payable through delivery of one NPS Common Share for each Exchangeable Share redeemed. NPS Allelix also has the right to require an early redemption of the Exchangeable Shares prior to December 31, 2004. An early redemption may occur upon (i) there being fewer than 1,000,000 Exchangeable Shares outstanding; or (ii) on the occurrence of a NPS Control Transaction provided that the NPS Allelix Board of Directors determines that it is not reasonably practicable to substantially replicate the terms of Exchangeable Shares in connection with the transaction. An NPS Control Transaction is defined in the Exchangeable Shares Provisions as any merger, amalgamation, tender offer, material sale of shares or rights or interests therein, or similar transactions involving NPS, or any proposal to do so.

  Purchase for Cancellation. Subject to applicable law, NPS Allelix may at any time and from time to time purchase for cancellation all or any part of the outstanding Exchangeable Shares at any price by tender to all the holders of record of Exchangeable Shares then outstanding or through the facilities of any stock exchange on which the Exchangeable Shares are listed or quoted at any price per share.

Voting, Dividend and Liquidation Rights of Holders of Exchangeable Shares

  Voting Rights with Respect to NPS Allelix.  Except as required by law and by
Article 10 of the Exchangeable Share Provisions, the holders of Exchangeable Shares are not entitled as such to receive notice of or attend any meeting of shareholders of NPS Allelix or to vote at any such meeting.

  Voting Rights with Respect to NPS. On the Effective Date, NPS, NPS Allelix, and a trust company mutually acceptable to NPS and Allelix (the "Trustee") will enter into the Voting and Exchange Trust Agreement in substantially the form attached hereto as Appendix F. Pursuant to the Voting and Exchange Trust Agreement the terms of which are incorporated herein, NPS will issue the NPS Special Voting Share to the Trustee for the benefit of the holders of Exchangeable Shares. The NPS Special Voting Share will have the number of votes, which may be cast at any meeting at which holders of NPS Common Shares are entitled to vote, equal to the number of outstanding Exchangeable Shares held by the registered holders from time to time of Exchangeable Shares.

  Each holder of Exchangeable Shares on the record date for any meeting at which holders of NPS Common Shares are entitled to vote will be entitled to instruct the Trustee to exercise one of the votes attached to the NPS Special Voting Share for each Exchangeable Share held by such holder. The Trustee will exercise (either by proxy or in person) each vote attached to the NPS Special Voting Share only as directed by the relevant holder and, in the absence of instructions from an Exchangeable Share holder as to voting, will not exercise such votes. An Exchangeable Share holder may, upon instructing the Trustee, obtain a proxy from the Trustee entitling the beneficiary to vote directly at the relevant meeting the votes attached to the NPS Special Voting Share to which the beneficiary is entitled.

  All rights of a holder of Exchangeable Shares to exercise votes attached to the NPS Special Voting Share will cease upon the exchange by the holder of such Exchangeable Shares for NPS Common Shares.

  Dividend Rights. Holders of Exchangeable Shares will be entitled to receive, subject to applicable law, dividends:

 .    in the case of a cash dividend declared on the NPS Common Shares, in an amount in cash for each Exchangeable Share corresponding to the cash dividend declared on each NPS Common Share;

 .    in the case of a stock dividend declared on the NPS Common Shares to be paid in NPS Common Shares, in such number of Exchangeable Shares for each Exchangeable Share as is equal to the number of NPS Common Shares to be paid on each NPS Common Share; or

 .    in the case of a dividend declared on the NPS Common Shares in property other than cash or NPS Common Shares, in such type and amount of property as is the same as, or economically equivalent to (as determined by the Board of Directors of NPS Allelix in good faith and in its sole discretion) the type and amount of property declared as a dividend on each NPS Common Share. Cash dividends on the Exchangeable Shares are payable in U.S. dollars or the Canadian Dollar Equivalent thereof, at the option of NPS Allelix.

  The declaration date, record date and payment date for dividends on the Exchangeable Shares will be the same as the relevant date for the corresponding dividends on the NPS Common Shares.

  Liquidation Rights with Respect to NPS Allelix. In the event of the liquidation, dissolution, or winding-up of NPS Allelix, each holder of Exchangeable Shares will have preferential rights to receive from NPS Allelix for each Exchangeable Share held by such holder an amount per share equal to the

Current Market Price of an NPS Common Share on the last business day prior to the liquidation date to be satisfied in full by delivery to such holder of one NPS Common Share. Upon the occurrence of such liquidation, dissolution, or winding-up, NPS Holdings will have an overriding right to purchase all but not less than all of the outstanding Exchangeable Shares (other than Exchangeable Shares held by NPS and its affiliates) from the holders thereof on the effective date of such liquidation, dissolution, or winding-up for the same amount.

  Liquidation Rights with Respect to NPS. In order for the holders of Exchangeable Shares to participate on a pro rata basis with the holders of NPS Common Shares in the event of a liquidation of NPS, each Exchangeable Share will automatically be exchanged for an equivalent number of NPS Common Shares plus, to the extent not paid by NPS Allelix on the designated payment date therefor, the amount of all declared and unpaid dividends on each such Exchangeable Share.

  Withholding Rights. NPS, NPS Allelix, and the Trustee will be entitled to deduct and withhold from any consideration otherwise payable to any holder of Exchangeable Shares or NPS Common Shares such amounts as NPS, NPS Allelix, or the Trustee is required or permitted to deduct and withhold with respect to such payment under the Canadian or United States tax laws, or any provision of provincial, state, local, or foreign tax law.

  Ranking. The Exchangeable Shares will be entitled to a preference over the common shares in the capital of NPS Allelix and any other shares ranking junior to the Exchangeable Shares with respect to the payment of dividends and the distribution of assets in the event of a liquidation, dissolution, or winding-up of NPS Allelix, whether voluntary or involuntary, or any other distribution of the assets of NPS Allelix among its shareholders for the purpose of winding-up its affairs.

  Certain Restrictions. NPS Allelix will not, without the approval of the holders of Exchangeable Shares:

 . pay any dividends on the Common Shares of NPS Allelix, or any other shares ranking junior to the Exchangeable Shares, other than stock dividends payable in Common Shares of NPS Allelix or any such other shares ranking junior to the Exchangeable Shares, as the case may be;

 . redeem, purchase, or make any capital distribution in respect of Common Shares of NPS Allelix or any other shares ranking junior to the Exchangeable Shares;

 . redeem or purchase any other shares of NPS Allelix ranking equally with the Exchangeable Shares with respect to the payment of dividends or on any liquidation distribution; or

 . except pursuant to and in accordance with the terms of the Allelix Options, the Allelix Warrants and the Allelix Preferred Shares, issue any Exchangeable Shares or any other shares of NPS Allelix ranking equally with, or superior to, the Exchangeable Shares other than by way of stock dividends to the holders of such Exchangeable Shares.

  The above restrictions will not apply at any time when the dividends on the outstanding Exchangeable Shares corresponding to dividends declared and paid on the NPS Common Shares have been declared and paid in full.

  Amendment and Approval. The rights, privileges, restrictions, and conditions attaching to the Exchangeable Shares may be added to, changed, or removed only with the approval of the holders thereof. Any such approval or any other approval or consent to be given by the holders of Exchangeable

Shares on any other matter will be deemed to have been sufficiently given if given in accordance with applicable law subject to a minimum requirement that such approval or consent be evidenced by a resolution passed by not less than two-thirds of the votes cast on such resolution at a meeting of the holders of Exchangeable Shares duly called and held at which holders of at least 10% of the then outstanding Exchangeable Shares are present or represented by proxy.

Options

  On August 31, 1999, there were Allelix Options outstanding which, when vested, would be exercisable to acquire a total of 1,586,466 Allelix Common Shares at prices between Cdn.$0.75 to Cdn.$22.45 with various expiration dates to 2009.

  Each holder of Allelix Options will be entitled, after the Effective Time and in accordance with the terms of the Allelix Options, upon the exercise of such options, to receive in lieu of the number of Allelix Common Shares to which such holder was theretofore entitled to receive upon such exercise, that aggregate number of Exchangeable Shares or NPS Common Shares, as applicable, that such holder would have been entitled to receive under the Plan of Arrangement if such holder had been the registered holder of that number of Allelix Common Shares that such holder was theretofore entitled to receive if all such holder's Allelix Options had been exercised immediately prior to the Effective Time.

Warrants

  On August 31, 1999, there were Allelix Warrants outstanding which entitled the holders thereof to exercise such warrants for a total of 829,108 Allelix Common Shares at prices between Cdn.$7.50 and Cdn$10.12 with various expiration dates to 2005.

  Each holder of Allelix Warrants will be entitled, after the Effective Time and in accordance with the terms of the Allelix Warrants, upon the exercise of such warrants, to receive in lieu of the number of Allelix Common Shares to which such holder was theretofore entitled to receive upon such exercise, that aggregate number of Exchangeable Shares or NPS Common Shares, as applicable, that such holder would have been entitled to receive under the Plan of Arrangement if such holder had been the registered holder of that number of Allelix Common Shares that such holder was theretofore entitled to receive if all such holder's Allelix Warrants had been exercised immediately prior to the Effective Time.

Court Approval and Completion of the Continuance and the Arrangement

  The Arrangement (including the Continuance) requires approval by the Superior Court of Justice (Ontario) (the "Ontario Court"). Prior to the mailing of this Proxy Statement, Allelix obtained an interim order from the Ontario Court providing for the calling and holding of the Allelix Special Meeting and other procedural matters.

  Subsequent to the approval of the Continuance and the Arrangement by the Allelix stockholders at the Allelix Special Meeting, the Ontario Court will be requested to issue a final order approving the terms of the Continuance and the Arrangement (the "Final Order"). The hearing in respect of the Final Order is scheduled to take place on December [___], 1999 at 10:00 a.m. (Toronto time) in the Ontario Court at 393 University Avenue, Toronto, Ontario. The Ontario Court will consider, among other things, the fairness and reasonableness of the Continuance and the Arrangement. The Ontario Court may approve the Continuance and the Arrangement in any manner the Ontario Court may direct, subject to compliance with such terms and conditions, if any, as the Ontario Court deems fit.

  Assuming the Final Order is granted and the other conditions to closing contained in the Arrangement Agreement are satisfied or waived, the Arrangement will be effective shortly thereafter.

  Subject to the foregoing, it is expected that the Effective Time will occur as soon as practicable after the requisite Allelix stockholder approval has been obtained.

Accounting Treatment

  The Arrangement will be accounted for by NPS under the purchase method of accounting in accordance with generally accepted accounting principles. Under the purchase method of accounting, the purchase price of Allelix Common Stock, including direct costs of the Arrangement, will be allocated to the tangible and identifiable intangible assets acquired and liabilities assumed based upon their estimated fair value, with excess purchase price allocated to goodwill. NPS expects the Arrangement to result in a substantial charge related to in-process research and development. See "Selected Unaudited Pro Forma Condensed Consolidated Financial Data".

Regulatory Matters

  NPS and Allelix do not believe that any governmental filings with the U.S. Federal Trade Commission ("FTC") are required with respect to the Arrangement. However, the FTC or the Antitrust Division could take such action under the antitrust laws as it deems necessary or desirable in the public interest, including seeking to enjoin consummation of the Arrangement or seeking to cause divestiture of significant assets of NPS or Allelix or their subsidiaries. There can be no assurance that a challenge to the Arrangement on antitrust grounds will not be made, or, if such challenge is made, of what the result would be. Consummation of the Arrangement is conditioned upon, among other things, the absence of any temporary restraining order, preliminary or permanent injunction, or other order issued by any federal or state court in the United States which prevents the consummation of the Arrangement.

No NPS Appraisal Rights

  Holders of NPS Common Stock are not entitled to appraisal rights under the DGCL because NPS is not a constituent corporation to the Arrangement under the DGCL.

Voting Arrangements

  Johnson & Johnson Development Corporation ("J&J"), the holder of all of the outstanding shares of Preferred Stock of Allelix has given to Allelix its proxy to vote J&J's shares in favor of the Arrangement and all other matters related thereto. A copy of the Conversion Agreement between J&J, Allelix, and NPS, dated October [___], 1999, is attached hereto as Appendix G.

The Composition of the NPS Board of Directors

  The Board of Directors for NPS presently consists of eight members, all of whom were elected by a vote of the NPS Stockholders at the NPS Annual Meeting of Stockholders held May 26, 1999. Pursuant to the terms of the Arrangement Agreement, NPS has agreed to appoint three current directors of Allelix to the NPS Board, thereby increasing the size of the NPS Board to eleven members. The three appointees will serve until their successors are duly elected and qualified. It is anticipated that the three appointees will be Dr. John R. Evans, who will serve as Co-Chairman to the NPS Board, Edward Rygiel, and Dr. Calvin R. Stiller. For biographical information on these individuals, see "Information Concerning Allelix--Directors and Officers" in this Proxy Statement.

Stock Exchange Listing

Exchangeable Shares

  The Exchangeable Shares will be listed for trading on the TSE. NPS has no current intention to list the Exchangeable Shares on any other stock exchange in Canada or the United States.

NPS Common Shares

  The NPS Common Shares are traded on the Nasdaq Stock Market. An application will be made, as required, by NPS to the Nasdaq Stock Market to list the NPS Common Shares that are issued pursuant to the Arrangement and that are issuable from time to time in exchange for the Exchangeable Shares.

Resale of Exchangeable Shares and NPS Common Shares Received in Connection with the Arrangement

United States

  The Exchangeable Shares and the NPS Common Shares issued pursuant to the Arrangement will not be registered under the Securities Exchange Act of 1933 ("1933 Act"). Such shares will instead be issued in reliance upon the exemption provided by Section 3(a)(10) of the 1933 Act. Section 3(a)(10) exempts securities issued in exchange for one or more outstanding securities from the general requirement of registration where the terms and conditions of the issuance and exchange of such securities have been approved by any court, after a hearing upon the fairness of the terms and conditions of the issuance and exchange at which all persons to whom such securities will be issued have the right to appear. The Ontario Court is authorized to conduct a hearing to determine the fairness of the terms and conditions of the Arrangement, including the proposed issuance of securities in exchange for other outstanding securities. The Ontario Court entered the Interim Order on [___], 1999, a copy of which is attached hereto as Appendix H, and subject to the approval of the Arrangement by the Allelix stockholders, a hearing on the fairness of the Arrangement will be held on [___], 1999, and [___] by the Ontario Court at which time it is anticipated the Final Order will be entered by the Ontario Court.

  The Exchangeable Shares and NPS Common Shares received in exchange for Allelix Common Shares in the Arrangement generally will be freely transferable under United States federal securities laws. Accordingly, except for "affiliates," (as such term is defined under the 1933 Act), stockholders of Allelix will receive free-trading shares of NPS Common Stock.

  Except for Exchangeable Shares or NPS Common Shares held by persons who are deemed to be affiliates of Allelix prior to the Arrangement. Exchangeable Shares or NPS Common Shares held by such affiliates may be resold by them only in transactions permitted by the resale provisions of Rule 145(d)(1), (2), or (3) promulgated under the 1933 Act or as otherwise permitted under the 1933 Act. Rule 145(d) provides a safe harbor for resales of securities received by certain persons in transactions such as the Arrangement.

  Rule 145(d)(1) generally provides that affiliates of Allelix may sell securities of NPS received in the Arrangement if such sale is effected pursuant to the volume, current public information and manner of sale limitations of Rule 144 promulgated under the 1933 Act, including Regulation S thereunder. These limitations generally require that any sales made by such an affiliate in any three month period shall not exceed the greater of 1% of the outstanding shares of the securities being sold or the average weekly trading volume over the four calendar weeks preceding the placement of the sell order and that such sales be made in unsolicited, open market "brokers transactions."

  Rules 145(d)(2) and (3) generally provide that the foregoing limitations lapse for non-NPS affiliates after a period of one or two years, respectively, depending upon whether certain currently available information continues to be available with respect to NPS. Persons who may be deemed to be affiliates of an issuer generally include individuals or entities that control, are controlled by, or are under common control with, such issuer and may include certain officers and directors of such issuer as well as principal shareholders of such issuer.

  Under Rule 904 of Regulation S, persons who are not "affiliates" of NPS (or who are NPS affiliates solely by virtue of holding a position as an officer or director of NPS) may sell Exchangeable Shares if no "directed selling efforts" (as defined in Rule 902 of Regulation S) are made by the seller or any of its affiliates or any person on their behalf, no offer is made to a person in the United States, and either (i) at the time the buy order is originated, the buyer is outside the United States, or the seller and any person acting on behalf of the seller reasonably believes the buyer is outside the United States, or (ii) the transaction is executed in, on or through the facility of the TSE and neither the seller nor any person acting on behalf of the seller knows that the Arrangement has been pre-arranged with a buyer in the United States. In the case of sales by a person who is an officer or director of NPS and is an affiliate of NPS solely by virtue of holding that position, no selling concession, fee or other remuneration may be paid in connection with the offer or sale other than the usual and customary broker's commission that would be received by a person executing the transaction as agent. Additional conditions apply to resales by persons who are NPS affiliates other than by virtue of holding a position as an officer or director of NPS.

  NPS has agreed that the issuance of NPS Common Shares from time to time in exchange for the Exchangeable Shares will be registered under the 1933 Act prior to the Effective Time and will be listed on the Nasdaq Stock Market.

Canada

  NPS will apply for rulings or orders of securities regulatory authorities in Canada to permit the issuance of the Exchangeable Shares and the NPS Common Shares that are issuable under the Arrangement, upon exchange of Exchangeable Shares and upon exercise of the Allelix Options and/or the Allelix Warrants. Application will also be made to permit resale of those shares in various jurisdictions without restriction by Persons other than a "control person," provided that no unusual effort is made to prepare the market for any such resale or to create a demand for the securities which are the subject of any such resale and no extraordinary commission or consideration is paid in respect thereof.

Ongoing Canadian Reporting Obligations

  Upon completion of the Arrangement, Allelix will be a subsidiary of NPS and Allelix will continue to be a reporting issuer in all of the provinces of Canada. NPS will file with the relevant securities regulatory authorities in Canada copies of all documents required to be filed by it with the SEC under the Exchange Act and registered holders of Exchangeable Shares will receive all disclosure materials that are sent to holders of NPS Common Shares, including the annual report of NPS and all proxy solicitation materials.

  THE NPS BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE ISSUANCE OF NPS COMMON SHARES IN CONNECTION WITH THE ARRANGEMENT.

                THE ARRANGEMENT AGREEMENT AND RELATED AGREEMENTS

  The following paragraphs summarize, among other things, the material terms of the Arrangement Agreement, a copy of which is attached to this Proxy Statement as Appendix A, and the terms of which are incorporated by reference herein in their entirety. NPS Stockholders are urged to read the Arrangement Agreement in its entirety for a more complete description of the Arrangement.

Effective Date of the Arrangement

  After obtaining the Final Order from the Ontario Court, and subject to the satisfaction or waiver of the conditions set forth in the Arrangement Agreement, the Arrangement shall become effective as of the date of issuance of the certificate of arrangement giving effect to the Arrangement, issued pursuant to subsection 183(2) of the Business Corporations Act (Ontario) ("OBCA").

Termination

  The Arrangement Agreement may be terminated:

 . by the delivery by one party to another of a written notice stating that a condition precedent for the benefit of the party initiating such notice has not been fulfilled or satisfied within the time contemplated by the Arrangement Agreement and that the Arrangement Agreement is accordingly terminated;

 . by NPS if the Board of Directors of Allelix has withdrawn or varied in a manner determined by NPS to be adverse to NPS, its approval of the Arrangement Agreement or the Arrangement or its unanimous recommendation to the holders of Allelix Common Shares;

 . by Allelix if the Board of Directors of NPS has withdrawn its unanimous recommendation to the holders of the NPS Common Shares to vote in favor of the resolutions contemplated in the Arrangement Agreement to be considered at the NPS Special Meeting;

 . by Allelix in order to enter into a definitive written agreement with respect to a Superior Proposal subject to compliance with certain conditions;

 . by the mutual agreement of Allelix and NPS; or

 . by either NPS or Allelix if there has been passed any law or regulation that makes consummation of the transactions contemplated by the Arrangement Agreement illegal or otherwise prohibited or if any injunction, order, or decree enjoining NPS or Allelix from consummation of the transactions contemplated by the Arrangement Agreement is entered into and such injunction, order or decree becomes final and non-applicable.

Termination Fees and Expenses

  Allelix is obligated to pay to NPS a termination fee of U.S.$2,000,000 if any of the following occur:

 . Allelix breaches its covenants or agreements in the Arrangement Agreement in any material respect;

 . NPS terminates the Arrangement Agreement because the Board of Directors of Allelix has withdrawn or varied, in a manner determined by NPS to be adverse to NPS, its approval of the Arrangement Agreement or the Arrangement or its unanimous recommendation to the holders of Allelix Common Shares unless the Board of Directors of Allelix has done so because of a material adverse change affecting NPS, and such change is not attributable to a material adverse change affecting Allelix;

 . Allelix terminates the Arrangement Agreement to enter into a definitive written agreement with respect to a Superior Proposal subject to compliance with certain conditions;

 . an Acquisition Proposal (as defined in the Arrangement Agreement) is announced and is not withdrawn more than two business days prior to the date of the Allelix Special Meeting, the holders of the Allelix Common Shares do not approve the Arrangement at the Allelix Special Meeting, and a significant transaction involving the acquisition of a material portion of the assets of Allelix or Allelix Common Shares so as to hold not less than twenty percent of the Allelix Common Shares outstanding is completed with the party that made the acquisition proposal or an affiliate of such party within the twelve months following the date of the Allelix Special Meeting; or

  NPS is obligated to pay to Allelix a fee of U.S.$1,000,000 in the event that:

 . NPS breaches a covenant or agreement on its part in the Arrangement Agreement in any material respect; or

 . the holders of the NPS Common Shares do not approve the matters relating to the Arrangement considered at the NPS Special Meeting except following a material adverse change affecting Allelix. The fee shall be increased to U.S.$2,000,000 in the event that the Board of Directors of NPS withdraws or varies its unanimous recommendation to the holders of NPS Common Shares in a manner determined by Allelix to be adverse to Allelix, otherwise than because of a material adverse change affecting Allelix.

Conditions to Closing

Mutual Conditions Precedent

  The Arrangement Agreement provides that the respective obligations of each party to complete the transactions contemplated by the Arrangement Agreement are subject to the satisfaction, on or before the Effective Date, or at such other time specified below, of the following conditions precedent:

 . the Interim Order shall have been granted in form and substance satisfactory to Allelix and NPS, acting reasonably, on or before October 31, 1999 and shall not have been set aside or modified in a manner unacceptable to such parties on appeal or otherwise;

 . the Arrangement shall have been duly approved by the Allelix stockholders, with or without amendment, in accordance with the Interim Order, on or before January 20, 2000;

 . each of the resolutions relating to the Arrangement considered at the NPS
  Special Meeting shall have been duly approved by the NPS Common Stockholders without amendment on or before January 20, 2000;

 .    Allelix shall have obtained articles of continuance from the Ontario
     Business Corporations Act Director (the "OBCA Director") in form and substance satisfactory to Allelix and NPS, acting reasonably;

 .    the Final Order shall have been granted by the Ontario Court in form and substance satisfactory to Allelix and NPS, acting reasonably, on or before January 31, 2000, and shall not have been set aside or modified in a manner unacceptable to such parties on appeal or otherwise;

 .    the Articles of Arrangement relating to the Arrangement shall be in form and substance satisfactory to Allelix and NPS, acting reasonably;

 .    the Effective Date shall be on or before January 31, 2000;

 .    no act, action, suit, or proceeding shall have been taken or be outstanding before or by any domestic or foreign court or tribunal or governmental agency or other regulatory authority or administrative agency or commission by any elected or appointed public official or private person (including, without limitation, any individual, corporation, firm, group, or other entity) in Canada or elsewhere, whether or not having the force of law, and no law, regulation, or policy shall have been proposed, enacted, promulgated, or applied which, in either case, has effect, or may have effect, to cease trade, enjoin, or prohibit the acquisition by NPS of the Allelix Common Shares, or the right of NPS to own or exercise full rights of ownership of the Allelix Common Shares, or the issuance, pursuant to the Arrangement, of NPS Common Shares and Exchangeable Shares to the holders of Allelix Common Shares;

 .    there shall not exist any prohibition at law against NPS or Allelix and holders of Allelix Common Shares consummating the Arrangement;

 .    Allelix and NPS shall have obtained the consents, approvals, and authorizations referred to in Section 3.18 of the Arrangement Agreement and such other material consents, approvals, and authorizations (if any), regulatory or otherwise, required or necessary in connection with the transactions contemplated therein on terms and conditions satisfactory to each of them, acting reasonably;

 .    the Exchangeable Shares issuable pursuant to the Arrangement shall have been conditionally approved for listing on the TSE subject to the filing of the usual and customary documentation;

 .    any required orders from applicable securities authorities authorizing the issue of the Exchangeable Shares shall have been obtained on terms satisfactory to NPS and Allelix, both acting reasonably;

 .    there shall not have occurred any actual or threatened change, or any announcement, governmental or regulatory initiative, condition, event, or development involving a change or a prospective change that, in the judgment of NPS, acting reasonably, directly or indirectly, has or may have a material adverse effect with respect to consummating the proposed transaction; and

 .    holders of not more than 10% of Allelix's Common Shares shall have exercised dissent rights with respect to the Continuance and the Arrangement.

     The foregoing conditions are for the mutual benefit of Allelix and NPS and may be waived, in whole or in part, by each of Allelix and NPS acting individually for its own interest at any time. If any of the above conditions precedent shall not be complied with or waived as aforesaid on or before the date required for the performance thereof, either Allelix or NPS may, in addition to the other remedies it may have at law or in equity, rescind and terminate the Arrangement Agreement by written notice to the other party.

Conditions Precedent for the Benefit of Allelix

  The Arrangement Agreement provides that the obligation of Allelix to complete the transactions contemplated by the Arrangement Agreement is subject to the satisfaction or waiver, where permissible, of a number of additional conditions, including the following:

 .    the representations and warranties made by NPS in the Arrangement Agreement shall be true as of the Effective Date as if made on and as of such date and NPS shall have provided to Allelix the certificate of one senior officer of NPS certifying such accuracy on the Effective Date (and Allelix shall have no knowledge to the contrary);

 .    NPS shall have provided Allelix with opinions of NPS's counsel in form and substance satisfactory to Allelix, acting reasonably, dated the Effective Date (or such other date as Allelix and NPS may agree) and addressed to Allelix and Allelix's counsel to the effect that:

       . NPS is duly incorporated and validly existing under the laws of the jurisdiction of its incorporation and has the corporate power and authority to carry on any business now conducted by it;

       . NPS has full corporate power and authority to enter into the Arrangement Agreement and to perform its obligations thereunder;

       . all necessary proceedings, corporate, regulatory or otherwise, of NPS have been taken to fully, validly, and effectively authorize the Arrangement Agreement and the transactions contemplated therein including the Arrangement, the performance by NPS of its obligations thereunder, and the execution and delivery by NPS of the Arrangement Agreement and all documents delivered pursuant thereto;

       . each NPS Common Share to be issued under the Arrangement will be authorized and reserved for issuance and, when so issued, will be validly issued and outstanding as a fully paid and non-assessable share in the capital of NPS;

       . the NPS Common Shares to be issued on exchange of an Exchangeable Share shall be immediately tradable upon the Nasdaq Stock Market;

       . the execution and delivery by NPS of the Arrangement Agreement and all documents delivered pursuant thereto, the performance by NPS of its obligations thereunder and the consummation of the transactions contemplated therein will not result in the breach of or violate any term or provision of the articles or by-laws of NPS;

       . the Arrangement Agreement has been duly executed and delivered by NPS and all agreements delivered pursuant to the terms thereof are valid and binding obligations of NPS enforceable against it in accordance with their respective terms, subject to enforceability being limited by applicable bankruptcy, insolvency, reorganization and other laws affecting creditors' rights generally and the discretionary nature of certain remedies (including specific performance and injunctive relief) and subject to the effectiveness of clauses providing rights of indemnity or exculpating a party or persons from a liability or a duty otherwise owed which may be limited by law; and

       . the issuance of NPS Common Shares on exchange of an Exchangeable Share is exempt from the prospectus and registration requirements of the applicable securities laws in each applicable province and no filing, proceeding, consent, or approval is required under such applicable law in connection with the issuance of such NPS Common Shares and that the NPS Common Shares acquired on exchange of an Exchangeable Share will not be subject to restrictions on their resale in such provinces, other than trades from a control block and excluding any outstanding escrow agreements, and in giving such opinion, NPS counsel may rely in respect of matters of fact, upon certificates of senior officers of NPS or any other appropriate persons, and in respect of matters governed by the laws of any jurisdiction other than Delaware and Utah, NPS counsel may deliver the opinion of local counsel in such other jurisdiction;

 .    the appointment of three Allelix directors, to be jointly designated by NPS and Allelix, acting reasonably, to the Board of Directors of NPS;

 .    NPS shall have complied with its covenants in the Arrangement Agreement and shall have provided to Allelix the certificate of a senior officer of NPS certifying that NPS has complied with its respective covenants therein and Allelix shall have no knowledge to the contrary;

 .    between the date of the most recent public disclosure by NPS and the
     Effective Date, there shall not have occurred any material adverse change with respect to NPS that is not attributable to a material adverse change with respect to Allelix;

 .    NPS, NPS Holdings Inc. (a wholly-owned subsidiary of NPS), and NPS Allelix shall have entered into the Support Agreement a copy of which is attached hereto as Appendix I; and

 .    NPS, NPS Allelix, and a trust company acceptable to NPS and Allelix, acting reasonably, shall have entered into the Voting and Exchange Trust
     Agreement.

     The foregoing conditions precedent are for the benefit of Allelix and may be waived, in whole or in part, by Allelix in writing at any time. If any of the conditions shall not be complied with or waived by Allelix on or before the date required for their performance then Allelix may, in addition to the other remedies it may have at law or equity, rescind, and terminate the Arrangement Agreement by written notice to NPS.

Conditions Precedent for the Benefit of NPS

     The Arrangement Agreement provides that the obligation of NPS to complete the transactions contemplated by the Arrangement Agreement is subject to the satisfaction or waiver, where permissible, of a number of additional conditions, including the following:

 .    the representations and warranties made by Allelix in the Arrangement
     Agreement shall be true as of the Effective Date as if made on and as of such date and Allelix shall have provided to NPS a certificate of the Chairman of the Board of Allelix and the Chief Executive Officer (or such other officer of Allelix that may be acceptable to NPS, acting reasonably) certifying such accuracy on the Effective Date (and NPS shall have no knowledge to the contrary);

 .    Allelix shall have provided NPS with an opinion of Allelix counsel in form and substance satisfactory to NPS, acting reasonably dated the Effective Date (or such other date as Allelix and NPS may agree) and addressed to NPS and NPS counsel to the effect that:

       . Allelix and each of its material subsidiaries are duly incorporated, amalgamated, continued, or formed and existing under the laws of the jurisdiction of their respective incorporation or formation, as the case may be, and each has the power and authority to carry on any business now conducted by it;

       . Allelix has full corporate power and authority to enter into the Arrangement Agreement and to perform its obligations thereunder;

       . all necessary proceedings, corporate, regulatory or otherwise, of Allelix have been taken to fully, validly, and effectively authorize the Arrangement Agreement and the transactions contemplated therein including the Arrangement, the performance by Allelix of its obligations thereunder, and the execution and delivery by Allelix of the Arrangement Agreement and all documents delivered pursuant thereto;

       . the execution and delivery by Allelix of the Arrangement Agreement and all agreements delivered pursuant thereto, the performance by Allelix of its obligations thereunder and the consummation of the transactions contemplated therein will not result in the breach of or violate any term or provision of the articles or by-laws of Allelix; and

       . the Arrangement Agreement has been duly executed and delivered by Allelix and all agreements delivered pursuant to the terms thereof are valid and binding obligations of Allelix enforceable against it in accordance with their respective terms, subject to enforceability being limited by applicable bankruptcy, insolvency, reorganization, and other laws affecting creditors' rights generally and the discretionary nature of certain remedies (including specific performance and injunctive relief) and subject to the effectiveness of clauses providing rights of indemnity or exculpating a party or persons from a liability or a duty otherwise owed which may be limited by law; and in giving such opinion, Allelix counsel may rely, in respect of matters of fact, upon certificates of senior officers of Allelix or any other appropriate persons; and in respect of matters governed by the laws of any jurisdiction other than Ontario, Quebec, Alberta, British Columbia, or the laws of Canada applicable therein, Allelix counsel may deliver the opinion of local counsel in such other jurisdiction;

 .    Allelix shall have complied, in all material respects, with its covenants in the Arrangement Agreement and Allelix shall have provided to NPS a certificate of the Chairman of the Board of Allelix and the Chief Executive Officer (or such other officer of Allelix that may be acceptable to NPS, acting reasonably) certifying that Allelix has complied with its covenants therein and NPS shall have no knowledge to the contrary;

 .    the Interim Order, the Final Order, and any required orders from the applicable securities regulatory authorities authorizing the issuance of the Exchangeable Shares shall have been obtained on terms satisfactory to NPS, acting reasonably;

 .    between the date of the most recent public disclosure by Allelix, and the
     Effective Date, there shall not have occurred any material adverse change with respect to Allelix; and

 .    the Directors of Allelix and its subsidiaries shall have tendered their resignations to be effective on the Effective Date.

     The foregoing conditions precedent are for the benefit of NPS and may be waived in whole or in part by NPS in writing at any time. If any of the above conditions shall not be complied with or waived by NPS on or before the date required for the performance thereof, NPS may, in addition to the other remedies it may have at law or equity, rescind and terminate the Arrangement Agreement by written notice to Allelix.

General Covenants

Mutual Covenants

     Each of Allelix and NPS has covenanted pursuant to the Arrangement Agreement, among other things, that, until the Effective Date or the date upon which the Arrangement Agreement is terminated, whichever is earlier, unless the other party otherwise agrees, it will:

 .    use all reasonable commercial efforts to satisfy the conditions precedent to its respective obligations set out in the Arrangement Agreement and to do all other things necessary, proper, or advisable under applicable law to complete the Arrangement, including using all reasonable commercial efforts to obtain all necessary waivers, consents, approvals, and authorizations required to be obtained from other parties under loan agreements, leases, and other contracts or otherwise under applicable law and to effect all necessary registrations and filings and submissions of information requested by governmental authorities required to be effected by it in connection with the Arrangement;

 .    make available and cause to be made available to the other party, its agents, and advisors, all documents and agreements in any way relating to or affecting its business, financial condition, operations, prospects, properties, assets, or affairs, except where it is contractually precluded from making such document or agreement available in which case it shall cooperate with the other party in securing access to any such documentation not in its possession or under its control;

 .    not take any action, refrain from taking any action, or permit any action to be taken or not taken, inconsistent with the Arrangement Agreement or which might, directly or indirectly, interfere with or adversely affect the consummation of the Arrangement; and

 .    not, during the period commencing on the date of the Arrangement Agreement and ending on the earlier of the Effective Date of the Arrangement and the second anniversary of the termination of the Arrangement Agreement, directly or indirectly solicit, induce, recruit, or encourage any of the other party's employees to terminate their employment with the other party or attempt to solicit, induce, or recruit employees of the other party.

Covenants of Allelix

     Allelix has covenanted and agreed pursuant to the Arrangement Agreement that, until the Effective Date or the date on which the Arrangement Agreement is terminated, whichever is earlier, it will, among other things:

 .    in a timely and expeditious manner and as soon as reasonably practicable, carry out the terms of the Interim Order; convene the Allelix Special Meeting; solicit proxies to be voted at the Allelix Special

     Meeting in favor of the Arrangement; provide notice to NPS of the Allelix Special Meeting and allow NPS's representatives to attend the Allelix Special Meeting; and conduct the Allelix Special Meeting in accordance with the Interim Order, the by-laws of Allelix and any instrument governing such meeting;

 .    subject to the approval of the Arrangement at the Allelix Special Meeting in accordance with the provisions of the Interim Order, file, proceed with, and prosecute an application for the Final Order;

 .    subject to approval of the Continuance by at the Allelix stockholders, file articles of continuance with the OBCA Director;

 .    forthwith carry out the terms of the Final Order and, subject to the receipt of the Final Order, will file the Articles of Arrangement and the Final Order with the OBCA Director in order for the Arrangement to become effective on or before January 31, 2000;

 .    except with the prior written consent of NPS, not incur significant new capital expenditures above specified levels;

 .    except with the prior written consent of NPS, not incur any indebtedness for borrowed money; and

 .    except with the prior written consent of NPS, not enter into or agree to enter into any licence agreement, collaboration and/or development agreement, or any other agreement to sell, convey, transfer, assign, or encumber any of its right, title, or interest in any of its research, pre-clinical, or clinical development programs.

Covenants of NPS

     NPS has covenanted and agreed pursuant to the Arrangement Agreement that, until the Effective Date or the date on which the Arrangement Agreement is terminated, whichever is earlier, it will, among other things:

 .    not issue NPS Common Shares at a price which is less than the then current market price on their date of issue, less 10%, except upon the exercise of NPS options;

 .    allow Allelix and its counsel to participate fully in the preparation of the notice of meeting and Proxy Statement of NPS prepared in connection with the NPS Special Meeting;

 .    in a timely and expeditious manner and as soon as practicable but in any event not later than January 15, 2000, convene the NPS Special Meeting;

 .    solicit proxies to be voted at the NPS Special Meeting in favor of the matters to be considered thereat;

 .    provide notice to Allelix of the NPS Special Meeting and allow Allelix's representatives to attend the NPS Special Meeting;

 .    to the extent within its power, forthwith carry out the terms of the
     Interim Order and the Final Order;

 .    appoint on the Effective Date of the Arrangement (i) three Allelix directors to the Board of NPS mutually acceptable to Allelix and NPS, acting reasonably; and (ii) the individuals holding the positions of Senior Vice-President and Chief Financial Officer, and Senior Vice-President, Operations of Allelix as officers of NPS;

 .    except with the prior written consent of Allelix, not acquire or agree to acquire (by acquisition of securities or assets or otherwise) any corporation, partnership, or other business organization or division or any assets or properties for consideration of more than U.S.$4,000,000 in total; and

 .    except with the prior written consent of Allelix, cause it and its subsidiaries to use all reasonable efforts to preserve intact their present business, licenses, and permits and will not, nor will it permit its subsidiaries to enter into any transaction out of the ordinary course of business if the total obligations and commitments of NPS and its subsidiaries thereunder would exceed U.S.$4,000,000.

Covenants of Allelix Regarding Non-Solicitation

     Pursuant to the Arrangement Agreement, without the prior written consent of NPS, from and after the date of the Arrangement Agreement, Allelix and its material subsidiaries have covenanted that they will not, and will not authorize or permit any of their representatives to, directly or indirectly, solicit, initiate, or encourage (including by way of furnishing information) or take any other action to facilitate any inquiries or the making of any proposal which constitutes or may reasonably be expected to lead to an Acquisition Proposal, as defined below, from any person, or engage in any discussions or negotiations relating thereto or accept any Acquisition Proposal.

     Notwithstanding the above however, Allelix may at any time prior to the time the Allelix stockholders shall have voted to approve the Arrangement and the other transactions contemplated thereby, engage in discussions or negotiations with a third party who (without any solicitation, initiation, or encouragement, directly or indirectly, by Allelix, any of its subsidiaries or representatives after the date of the Arrangement Agreement) seeks to initiate such discussions or negotiations and may furnish such third party information concerning Allelix and its business, properties, and assets if and only to the extent that:

 .    the third party has made a Superior Proposal (as defined below) and
     Allelix's Board of Directors has concluded in good faith, after considering the applicable law and receiving the advice of outside counsel to this effect in writing or recorded in the minutes, that such action is necessary for the Board of Directors to act in a manner consistent with its fiduciary duties under applicable law; and

 .    prior to furnishing such information to or entering into discussions or negotiations with such person or entity, Allelix provides prompt notice to NPS to the effect that it is furnishing information to or entering into discussions or negotiations with such person or entity and receives from such person or entity an executed confidentiality and restricted use agreement in reasonably customary form.

     Pursuant to the Arrangement Agreement, Allelix is obligated to notify NPS orally and in writing of any inquiries, offers or proposals with respect to an Acquisition Proposal (including without limitation terms and conditions of any such proposal, the identity of the person making it and all other information reasonably requested by NPS) within twelve hours of the receipt thereof, shall answer NPS's questions with respect to such inquiries, offers, or proposals and shall give NPS five days advance notice of any agreement to be entered into with, or information to be supplied to, any person making such inquiry, offer or proposal.

     Allelix has covenanted that it will not enter into any agreement regarding a Superior Proposal without providing NPS with an opportunity to amend the Arrangement Agreement to provide for a value per Allelix Common Share at least equal to that included in the Superior Proposal (as determined in good faith by the Board of Directors of Allelix after receiving the advice of its financial advisors to this effect in writing or recorded in the minutes). In particular, Allelix has covenanted to provide NPS with a copy of any Superior Proposal as executed by the party making the proposal at least 72 hours prior to its proposed execution by Allelix. In the event that NPS decides to amend the Arrangement Agreement as provided above, Allelix has covenanted that it will not enter into the superior proposed agreement.

  Acquisition Proposal is defined in the Arrangement Agreement to be a written proposal or offer by any person to acquire beneficial ownership of all or a material portion of the assets of Allelix (including shares of subsidiaries) or one or more of its subsidiaries or not less than 10% of the Allelix Common Shares or of one or more of its subsidiaries pursuant to an amalgamation, plan of arrangement, consolidation, or other business combination, sale of shares, or other securities, sale of assets, take-over bid, or tender offer or exchange offer or similar transaction involving Allelix or one or more of its subsidiaries including, without limitation, any single or multi-step transaction or series of related transactions which is structured to permit such third party to acquire beneficial ownership or any material portion of the assets of, or such percentage of the Allelix Common Shares or one or more of its subsidiaries (other than transactions contemplated by this Agreement).

  Under the Arrangement Agreement, a Superior Proposal is defined as an Acquisition Proposal that is financially superior to the transaction contemplated by the Arrangement Agreement which, in any event, shall mean that such proposal shall offer a value per Allelix common Share greater than the per share value attributable thereto under the transaction contemplated by the Arrangement Agreement and the third party making the Superior Proposal has demonstrated that the funds or other consideration necessary for the Acquisition Proposal are reasonably likely to be available.

Covenants of NPS Regarding No Shop

  Without the prior written consent of Allelix, from and after the date of the Arrangement Agreement, NPS will not, and will not authorize or permit any of its representatives to, directly or indirectly, solicit, initiate, or encourage or take any other action to facilitate any inquiries or the making of a proposal which constitutes or may be reasonably expected to lead to a NPS Acquisition Proposal, as defined below, from any person engaged in any discussions or negotiations relating thereto or accept any Acquisition Proposal. "NPS Acquisition Proposal" is defined in the Arrangement Agreement to be a written proposal or offer by any person to acquire not less than 20% of the NPS Common Shares (other than NPS Common Shares issuable on the exercise of outstanding options or warrants of NPS) by business combination, sale of issued or treasury shares, or tender or exchange offer or similar transaction, including, without limitation, any single or multi-step transaction or series of related transactions which is structured to permit a party to acquire such NPS Common Shares. However, NPS may engage in discussions or negotiations at any time with a third party who seeks to initiate such discussions and may furnish such third party with information concerning NPS if the Board of Directors of NPS has concluded, in good faith, after considering applicable law and receiving the advice of counsel, that such action is necessary for the Board to act in a manner consistent with its fiduciary duties.

Representations and Warranties

Mutual Representations and Warranties

  The Arrangement Agreement contains a number of mutual representations and warranties of Allelix and NPS, relating to, among other things:

 . the corporate existence, organization, and qualification of each of Allelix and NPS;

 . authorization, execution, delivery, and enforceability of the Arrangement
  Agreement;

 . the absence of any violations, conflicts, breaches, defaults, rights, encumbrances, suspensions, revocations, or lack of consents, approvals or notices which would have a material adverse effect on the party giving the representation and warranty;

 . the absence of any outstanding actions, suits, proceedings, or investigations, either commenced, contemplated or threatened against either of Allelix or NPS, including their respective subsidiaries, which could reasonably be expected to have a material adverse effect on the party giving the representation and warranty;

 . the financial statements of the party giving the representation and warranty;

 . minute books and records;

 . the filing of tax returns and the payment of taxes;

 . the maintenance of insurance;

 . environmental matters;

 . employment agreements and labor matters;

 . the obtaining by Allelix and NPS of various consents and approvals except where the failure to obtain such consent or approval would not constitute a material adverse effect to the party giving the representation and warranty; and

 . intellectual property rights.

Representations and Warranties of Allelix

  The Arrangement Agreement contains a number of additional representations and warranties of Allelix relating to, among other things:

 . the capitalization of Allelix;

 . the status of Allelix as a reporting issuer under the securities laws of each province of Canada and the listing of all issued and outstanding Allelix Common Shares on the TSE;

 . the truth and correctness of the material provided by Allelix for inclusion in this Proxy Statement; and

 . the 1999 audited financial statements of Allelix.

  Allelix has also represented and warranted that the Board of Directors of Allelix has: (i) unanimously determined that the Arrangement is fair to the holders of Allelix Common Shares and that the Arrangement is in the best interests of Allelix and the holders of Allelix Common Shares; (ii) approved the Arrangement and the entering into and execution of the Arrangement Agreement; and (iii) resolved to recommend that the holders of the Allelix Common Shares vote in favor of the Arrangement.

Representations and Warranties of NPS

  The Arrangement Agreement contains a number of additional representations and warranties of NPS relating to, among other things: (i) the capitalization of NPS; (ii) the status of NPS as a reporting company under the Exchange Act; and
(iii) the truth and correctness of the material provided by NPS for inclusion in the Proxy Circular of Allelix. NPS has also represented and warranted that the Board of Directors of NPS has unanimously approved the Arrangement Agreement and has determined to recommend that the holders of the NPS Common Shares vote in favor of the matters contemplated by the Arrangement Agreement to be voted on at the NPS Special Meeting.

Confidentiality

  Each of Allelix and NPS acknowledged and agreed pursuant to the Arrangement Agreement that it will not use confidential information for any purpose whatsoever other than for purposes specifically relating to evaluation of the proposed transaction, and that any confidential information provided to a party to the Arrangement Agreement (the "receiving party") in written form shall be returned to the party supplying the same (the "supplier") forthwith upon the Arrangement Agreement being terminated. Each of Allelix and NPS further agreed pursuant to the Arrangement Agreement that no written materials, reproductions, extracts, typed or hand written notes, or memorandums made from, or relating in any way to, the confidential information shall be retained by such parties after the termination of the Arrangement Agreement and, upon any such occurrence, all such materials, extracts, notes, and memorandums shall be destroyed unless returned to the supplier, and the receiving party shall, upon the request of the supplier, provide a statutory declaration as to that fact, from an officer.

  Pursuant to the Arrangement Agreement, each of Allelix and NPS further undertook and agreed with the supplier that such receiving party shall keep such confidential information in strict confidence, and shall not disclose any such confidential information to any third party or parties whatsoever except in strict accordance. Disclosure of the confidential information may be made by or on behalf of the receiving party to its employees and professional advisors who have a need to know such confidential information for purposes of considering the making of a bona fide evaluation of the proposed transaction, provided that all such persons agree to keep such information confidential and to be bound by the Arrangement Agreement to the same extent as if they were parties thereto. Disclosure of the confidential information may be made by or on behalf of the receiving party, or any other party to whom disclosure has been made in accordance therewith, if required by law, provided however, that upon receipt of any such request or order for such disclosure, the receiving party or such other party to whom the request for disclosure is made, shall notify the supplier that a request has been made for disclosure in order that the supplier may seek any appropriate protective order or waive compliance by the receiving party with the provision of the Arrangement Agreement.

  The restrictions on the use and disclosure of the confidential information set forth in the Arrangement Agreement shall not apply if:

 . the confidential information is or becomes publicly available other than through a breach of the Arrangement Agreement by either party to whom disclosure is made;

 . the confidential information is subsequently lawfully obtained without a secrecy obligation from a third party or parties not in a contractual or fiduciary relationship with any member of the party receiving the Confidential Information (the "receiving party"), other than through a breach of the Arrangement Agreement, provided that written supporting documentation confirming the lawful authority of such third party or parties to disclose the confidential information is provided to the supplier;

 . the confidential information was known by the receiving party or other parties prior to the time at which disclosure of such confidential information was made to the receiving party or such other parties in accordance with the Arrangement Agreement, provided that written supporting documentation confirming that fact is provided to the supplier; or

 . the written consent of the supplier is given prior to any such use or disclosure being made.

  Each of Allelix and NPS agreed pursuant to the Arrangement Agreement that it would be difficult to measure the damage to the other party resulting from the breach of such party's obligations under such confidentiality provisions, that injury to the other party from any such breach would be impossible to calculate, and that monetary damages would therefore be an inadequate remedy; accordingly, each party agreed that the other party shall be entitled, in addition to all other remedies it might have, to injunctions or other appropriate orders to restrain any such breach without showing or providing any actual damage or posting any bond or other security in connection with such remedy.

Standstill

  Each of Allelix and NPS has agreed pursuant to the Arrangement Agreement that neither it nor an affiliate will, prior to June 27, 2000, without the prior written consent of the other party, among other things:

 . acquire, offer, or agree to acquire, directly or indirectly, by purchase or otherwise, individually or in concert with any other person, any voting securities or securities convertible into or exchangeable for voting securities, of the other party;

 . directly or indirectly make, or in any way participate in, any solicitation of proxies to vote, or seek to advise or influence any other person with respect to the voting of any voting securities of the other party; or

 . act alone or in concert with others to seek to control the management, directors, or corporate policies of the other party.

  The above restrictions will not apply in the event an offer is made (and not withdrawn at the time the conduct otherwise prohibited above has commenced) to acquire beneficial ownership of all or a material portion of the assets of the other party or one or more of its subsidiaries or not less than 20% of the issued and outstanding common shares of the other party pursuant to a transaction to be considered at a meeting of security holders requisitioned by a security holder of such other party or pursuant to a take-over bid, tender offer, or similar transaction involving the other party.

Access

  Allelix has covenanted pursuant to the Arrangement Agreement that NPS will be entitled, on reasonable notice to Allelix, to access Allelix's premises and will be entitled to meet with Allelix's shareholders, creditors, licensors, licensees, and employees. Allelix and its subsidiaries must keep NPS fully informed as to its and its subsidiaries' business and affairs and as to the decisions required with respect to the most advantageous methods of operating and producing from its and its subsidiaries' assets.

Amendment

  The Arrangement Agreement may, at any time and from time to time before or after the holding of the Allelix Special Meeting, be amended by written agreement of the parties thereto without further notice to or authorization on the part of their respective shareholders, and any such amendment may, without limitation:

 . change the time for performance of any of the obligations or acts of the parties thereto;

 . waive any inaccuracies or modify any representation contained therein or in any document delivered pursuant hereto;

 . waive compliance with or modify any of the covenants therein contained and waive or modify performance of any of the obligations of the parties thereto; and

 . waive compliance with or modify any conditions precedent therein contained;

provided that, notwithstanding the foregoing, the number of Exchangeable Shares which the holders of Allelix Common Shares shall have the right to receive on the Arrangement may not be reduced without the approval of the holders of the Allelix Common Shares given in the same manner as required for the approval of the Arrangement or as may be ordered by the Ontario Court.

Support Agreement

  The following is a summary of the material provisions of to the Support Agreement, a copy of which is attached to this Proxy Statement as Appendix I, and incorporated by reference herein. Statements made herein with respect to the Support Agreement are qualified in their entirety by the more detailed information set forth in the Support Agreement. Pursuant to the Support Agreement, NPS will make the following covenants for so long as any Exchangeable Shares (other than Exchangeable Shares owned by NPS or its affiliates) remain outstanding:

 . NPS will not declare or pay dividends on the NPS Common Shares unless NPS
  Allelix is able to declare and pay and simultaneously declares or pays, as the case may be, an equivalent dividend on the Exchangeable Shares;

 . NPS will advise NPS Allelix in advance of the declaration of any dividend on the NPS Common Shares and ensure that the declaration date, record date and payment date for dividends on the Exchangeable Shares are the same as that for the corresponding dividend on the NPS Common Shares;

 . NPS will ensure that the record date for any dividend declared on the NPS
  Common Shares is not less than ten business days after the declaration date of such dividend; and

 . NPS will take all actions and do all things reasonably necessary or desirable to enable and permit NPS Allelix, in accordance with applicable law, to comply with any Retraction Request by a holder of Exchangeable Shares, effectuate a redemption of the Exchangeable Shares and/or make distributions under the Exchangeable Shares Provisions to the holders of Exchangeable Shares upon the liquidation of NPS.

     The Support Agreement and the Exchangeable Share provisions provide that, without the prior approval of NPS Allelix and the holders of Exchangeable Shares, NPS will not issue or distribute additional NPS Common Shares, securities exchangeable for or convertible into or carrying rights to acquire NPS Common Shares, or rights to subscribe therefor or other assets to all or substantially all holders of NPS Common Shares, nor change the NPS Common Shares, unless the same or an economically equivalent distribution on or change to the Exchangeable Shares (or in the rights of the holders thereof) is made simultaneously. The Board of Directors of NPS Allelix is conclusively empowered to determine in good faith and in its sole discretion whether any corresponding distribution on or change to the Exchangeable Shares is the same as or economically equivalent to any proposed distribution on or change to the NPS Common Shares. In the event of any proposed tender offer, share exchange offer, issuer bid, take-over bid, or similar transaction with respect to the NPS Common Shares which is recommended, approved, or consented to by the Board of Directors of NPS and in connection with which the Exchangeable Shares are not redeemed by NPS Allelix or purchased by NPS Holdings, pursuant to the Redemption Call Right, NPS will use reasonable efforts to take all actions necessary or desirable to enable holders of Exchangeable Shares to participate in such transaction to the same extent and on an economically equivalent basis as the holders of NPS Common Shares.

     NPS Allelix is required to notify NPS and NPS Holdings of the occurrence of certain events, such as the liquidation, dissolution, or winding-up of NPS Allelix, and NPS Allelix's receipt of a Retraction Request from a holder of Exchangeable Shares.

     Under the Support Agreement, NPS has agreed not to exercise any voting rights attached to the Exchangeable Shares owned by it or any of its affiliates on any matter considered at meetings of holders of Exchangeable Shares. NPS has also agreed to use its reasonable efforts to enable NPS Allelix to maintain a listing for the Exchangeable Shares on a Canadian stock exchange.

     With the exception of administrative changes for the purpose of adding covenants for the protection of the holders of Exchangeable Shares, making certain necessary amendments or curing ambiguities or clerical errors (in each case provided that the Board of Directors of each of NPS, NPS Allelix, and NPS Holdings are of the opinion that such amendments are not prejudicial to the rights or interests of the holders of Exchangeable Shares), the Support Agreement may not be amended without the approval of the holders of Exchangeable Shares.

Voting and Exchange Trust Agreement

     The following is a summary of the material provision of the Voting and Exchange Trust, a copy of which is attached hereto as Appendix F, and incorporated herein by reference. Statements made herein are qualified in their entirety by the more detailed information set forth in the Voting and Exchange Trust Agreement.

     On the Effective Date, NPS, NPS Allelix, and a trust company mutually acceptable to NPS and Allelix (the "Trustee") will enter into the Voting and Exchange Trust Agreement in substantially the form attached hereto as Appendix
F. Pursuant to the Voting and Exchange Trust Agreement, the terms of which are incorporated herein, NPS will issue the NPS Special Voting Share to the Trustee for the benefit of the holders of Exchangeable Shares. The NPS Special Voting Share will have the number of votes, which may be cast at any meeting at which holders of NPS Common Shares are entitled to vote, equal to the number of outstanding Exchangeable Shares held by the registered holders from time to time of Exchangeable Shares.

     Each holder of Exchangeable Shares on the record date for any meeting at which holders of NPS Common Shares are entitled to vote will be entitled to instruct the Trustee to exercise one of the votes attached to the NPS Special Voting Share for each Exchangeable Share held by such holder. The Trustee will exercise (either by proxy or in person) each vote attached to the NPS Special Voting Share only as directed by the relevant holder and, in the absence of instructions from an Exchangeable Share holder as to voting, will not exercise such votes. An Exchangeable Share holder may, upon instructing the Trustee, obtain a proxy from the Trustee entitling the beneficiary to vote directly at the relevant meeting the votes attached to the NPS Special Voting Share to which the beneficiary is entitled.

     All rights of a holder of Exchangeable Shares to exercise votes attached to the NPS Special Voting Share will cease upon the exchange by the holder of such Exchangeable Shares for NPS Common Shares.

                PROPOSAL TWO - APPROVAL OF THE AMENDMENT OF THE
                        NPS CERTIFICATE OF INCORPORATION

     The NPS Board of Directors has approved and submitted for a vote with the NPS Stockholders a Certificate of Amendment to the Amended and Restated Certificate of Incorporation of NPS (the "Certificate of Amendment"), a copy of which is attached hereto as Appendix C.

     Conditional upon satisfaction of the various conditions to closing in the Arrangement Agreement, the Certificate of Amendment increases the total number of shares of capital stock authorized from 25,000,000 shares to 50,000,000 shares and increases the total number of shares of NPS Common Stock authorized from 20,000,000 to 45,000,000 shares.

     Such amendments to the authorized capital of NPS are needed in order for the Allelix stockholders to receive the consideration contemplated by the Arrangement Agreement and for further issuances of NPS Common Stock as contemplated by the Arrangement in the ordinary course of business. Upon consummation of the Arrangement (assuming no exercise of outstanding options or other rights to purchase NPS Common Stock or Allelix Common Stock, and no exercise of other outstanding rights to purchase Allelix Common Stock), an aggregate of approximately 19,519,846 shares of NPS Common Stock will be issued and outstanding on the expected Effective Date.

     Based on NPS's need to authorize additional shares of its capital stock in connection with the Arrangement and pursuant to the terms of the Arrangement Agreement, the Arrangement will occur only if the Certificate of Amendment is approved by the NPS Stockholders.

     THE NPS BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE CERTIFICATE OF AMENDMENT.

                  INCOME TAX CONSEQUENCES TO NPS STOCKHOLDERS

     There are no tax consequences to NPS Stockholders as a result of the Arrangement.

                         INFORMATION CONCERNING ALLELIX

Business of Allelix

     Allelix is governed by the provisions of the Canadian Business Corporations Act ("CBCA"). Allelix was originally incorporated in 1981 as Allelix Inc. and its original emphasis was on agricultural biotechnology and human diagnostics. In October 1989, as a result of a management buy-out, Allelix redirected its focus to human therapeutics and changed its name to Allelix Biopharmaceuticals Inc.

     Allelix is a biopharmaceutical company that applies proprietary technologies to the identification of disease targets and to the discovery, design, and development of novel pharmaceutical products. Products will either be commercialized in partnership with leading biotechnology and multinational pharmaceutical companies for global markets or by the company itself for identified market indications.

     Allelix discovers products by applying chemical and biological approaches to disease targets identified through biotechnology. Allelix has completed a Phase II clinical trial for its leading product candidate: ALX1-11, a recombinant form of human parathyroid hormone, for the treatment of postmenopausal osteoporosis and is preparing to initiate a Phase III trial in the first half of 2000. ALX-0600, for gastrointestinal disorders, has completed Phase I and is recruiting patients for a pilot Phase II trial in short bowel syndrome. ALX-0646 for migraine is approaching Phase II trials and ALE-26015 for dementia is in Phase I trials. The product pipeline includes a series of GlyT-1 and GlyT-2 inhibitors for schizophrenia and pain together with other neuroscience compounds. Allelix has developed core capabilities in two areas of pharmaceutical drug discovery: protein therapeutics (particularly recombinant production of proteins and peptides) and receptor- and transporter-based drug design (focused specifically in neuroscience. Allelix believes that these core capabilities represent technology platforms, which can be applied to support development of additional product candidates.

     Allelix discovers, patents, and develops promising lead compounds as human therapeutics. If such products are successfully commercialized, they typically enjoy significant periods of market exclusivity (depending on patent protection granted). To achieve profitable operations Allelix, alone or with others, must successfully develop and obtain regulatory approvals to market its products. To obtain these regulatory approvals and to achieve commercial success clinical trials must demonstrate that the products are safe for use in humans and that they are effective. There can be no assurances that the research and development conducted by Allelix will result in commercially viable products.

     All of Allelix's products are in either the research or the development stage and therefore Allelix does not generate revenue from product sales. Allelix funds its operations with the proceeds from collaborations with corporate partners, the sale of equity, interest income and government grants and loans.

     Allelix forms strategic collaborations with established pharmaceutical companies to exploit fully its technological strengths in drug discovery and gain access to worldwide pharmaceutical markets. Allelix currently has three significant collaborative agreements with established pharmaceutical companies: two agreements with Eli Lilly Canada Inc. to discover new drugs for psychiatric, neurological, and eating disorders, an agreement with Janssen Pharmaceutical N.V. to discover new drugs for schizophrenia and/or dementia. To strengthen and accelerate its research and development efforts, Allelix also has established a network of collaborations with universities, academics, clinicians, and research institutions.

     In deciding to initiate, continue, or discontinue scientific programs, management rigorously evaluates each discovery target and product candidate from a commercial perspective, focusing on unserved or unmet medical needs which represent significant commercial opportunities. Market size, development cost, competitive environment, intellectual property protection, and attractiveness to potential pharmaceutical industry partners, among other factors impact the commercial opportunity.

     Allelix's business strategy is to enhance shareholder value by bring novel products to market as rapidly as possible; developing technology platforms for drug discovery and development; collaborating with established pharmaceutical companies for broad-based clinical trials and worldwide commercialization; while building and maintaining strong relationships with universities, academics, clinicians, and research institutions to gain access to novel product candidates and technologies. Patent protection is secured wherever possible. It is Allelix's full intent to reach profitability in as short a time period as possible.

     Allelix's business is divided into two primary areas: Protein Therapeutics and Neuroscience.

     The primary focus within Protein Therapeutics is the development and commercialization of protein-based drugs for treating medical diseases or disorders related to hormone abnormalities or deficiencies, for example, PTH (parathyroid hormone) for the treatment of post-menopausal osteoporosis. The group has experience in microbiology, protein manufacturing, purification, and analytical chemistry.

     The primary focus within Neuroscience is the use of rational drug design to develop novel drug candidates for the treatment of psychiatric, neurological, and immunological disorders. The group has demonstrated its ability to discover and utilize human neuroreceptors, ion channels, and neurotransporters for drug screening. The unit is currently developing product candidates for neuropsychiatric disorders such as schizophrenia and dementia, pain (migraine, neuropathic) as well as diabetes and obesity.

Documents Included as Appendices

     The following documents, attached hereto as appendices were also filed by Allelix with the Canadian securities regulatory authorities. The appendices form an integral part of this Proxy Statement NPS

Stockholders are urged to review carefully all the information contained in the following appendices concerning Allelix:

 .     Allelix's Annual Information Form dated January 14, 1999, which is attached to this Proxy Statement as Appendix I;

 .     Allelix's Management Proxy Circular dated November [___], 1999, which is attached to this Proxy Statement as Appendix E;

 .     Allelix's Audited Consolidated Financial Statements for the year ended
      August 31, 1999, which are attached to this Proxy Statement as Appendix K;

 .     Allelix's Management's Discussion and Analysis of Financial Condition and
      Results of Operation for the year ended August 31, 1999, which is attached to this Proxy Statement as Appendix L; and

 .     Allelix's Form 27 Material Change Reports dated October 6, 1999, which is attached to this Proxy Statement as Appendix M.

      Any documents of the type referred to in the preceding paragraph (excluding confidential material change reports) filed by Allelix with the Canadian securities regulatory authorities after the date of this Proxy Statement and prior to the Effective Time shall be deemed to be incorporated by reference in this Proxy Statement.

      Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for the purposes of this Proxy Statement to the extent that a statement contained herein, or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein, modifies or supersedes that statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement. The making of a modifying or superseding statement shall not be deemed an admission for any purposes that the modified or superseded statement, when made, constituted a misrepresentation, an untrue statement of a material fact or an omission to state a material fact that is required to be stated or that is necessary to make a statement not misleading in light of the circumstances in which it was made.

1999 Financial Results and Management's Discussion and Analysis of Financial Condition and Results of Operations ("MD&A")

      On October 21, 1999, the Board of Directors of Allelix approved Allelix's Audited Consolidated Financial Statements for the year ended August 31, 1999, a copy of which is attached to this Proxy Statement as Appendix K. A copy of Management's Discussion and Analysis of Financial Condition and Results of Operations for the year ended August 31, 1999 is attached to this Proxy Statement as Appendix E.

Directors and Officers

     On [___], 1999, the directors and officers of Allelix as a group beneficially owned or had voting control or direction over [___] Allelix Common Shares carrying approximately [___]% of the number of votes entitled to be cast at the Allelix Special Meeting by the holders of Allelix Common Shares.

     As of the date hereof, the name and municipality of residence of each director and officer of Allelix, the date when each became a director or officer and the principal occupation of each during the past five years were as follows:

-----------------------------------------------------------------------------------------------------------
                                                                                              Director/
                                                                                               Officer
    Name/Residence                Position                     Principal Occupation             Since
-----------------------------------------------------------------------------------------------------------
 George E. Connell, Ph.D.      Director           President Emeritus, University of Toronto      1995
 Toronto, Ontario
-----------------------------------------------------------------------------------------------------------
 William W. Crouse             Director           Managing Director, HealthCare Ventures         1997
 Princeton, NJ                                    L.L.C.
-----------------------------------------------------------------------------------------------------------
 John R. Evans, M.D.           Director           Chairman of Allelix                            1983
 Toronto, Ontario
-----------------------------------------------------------------------------------------------------------
 Irving S. Johnson, Ph.D.      Director           Biomedical Research Consultant since           1992
 Sanibel Island, Florida                          1988, prior thereto, Vice President,
                                                  Research, Eli Lilly & Co., (a
                                                  pharmaceutical company)
-----------------------------------------------------------------------------------------------------------
 Edward Rygiel                 Director           President and Chief Executive Officer,         1989
 Toronto, Ontario                                 MDS Capital Corp., (a venture capital
                                                  corporation)
-----------------------------------------------------------------------------------------------------------
 Nelson Sims                   Director           Executive Director of Alliance                 1995
 Indianapolis, Indiana                            Management, Eli Lilly & Company
-----------------------------------------------------------------------------------------------------------
 Calvin R. Stiller,            Director           Chairman and Chief Executive Officer of        1999
 M.D.Arva, Ontario                                Canadian Medical Discoveries Fund Inc.;
                                                  prior thereto, Professor, Department of
                                                  Medicine, University of Western Ontario
-----------------------------------------------------------------------------------------------------------
 Graham Strachan               Director           President and Chief Executive Officer of       1989
 Toronto, Ontario                                 Allelix (retired)
-----------------------------------------------------------------------------------------------------------
 James R. Howard-Tripp         Senior Vice        Senior Vice President, Neuroscience, Vice      1996
 Burlington, Ontario           President,         President, Business Development, prior
                               Neuroscience       thereto, Vice President, Business
                                                  Development, Wyeth-Ayerst
-----------------------------------------------------------------------------------------------------------
 Paul J. Van Damme             Senior Vice        Senior Vice President, Chief Financial         1997
 Toronto, Ontario              President, Chief   Officer and Corporate Secretary; prior
                               Financial Officer  thereto, Vice  President, Finance and Chief
                               and Corporate      Financial Officer, GlycoDesign Inc.; prior
                               Secretary          thereto, Senior Vice-President and Chief
                                                  Financial Officer, TeleZone Corporation.
-----------------------------------------------------------------------------------------------------------

     From among its members, the Board of Directors appoints a number of committees with specific duties, including an Audit Committee, a Compensation Committee, and a Corporate Governance Committee. The members of the Audit Committee are Dr. George Connell and Edward Rygiel. The members of the Compensation Committee are Dr. George Connell, Dr. John Evans, Edward Rygiel, and Nelson Sims. The members of the Corporate Governance Committee are all of the directors of Allelix except the President and Chief Executive Officer.

Indebtedness of Directors and Senior Officers of Allelix

     None of the directors, executive officers or senior officers of Allelix is, as of the date hereof, in any way, directly or indirectly, indebted to Allelix by way of a guarantee, support agreement, or letter of credit or other similar arrangement or understanding provided by Allelix.

Share Capital Matters

     The authorized capital of Allelix consists of an unlimited number of common shares and an unlimited number of preferred shares issuable in series.

Allelix Preferred Shares

     As of [___], 1,000 Allelix Preferred Shares were issued and outstanding. J&J, the holders of the Allelix Preferred Shares have agreed to the conversion of such shares to NPS Common Stock at the Effective Time of the Arrangement. Each Preferred Share will convert into 284,269 shares of NPS Common Stock.

Allelix Common Shares

     As of August 31, 1999, there were 20,126,182 Allelix Common Shares issued and outstanding. Holders of Allelix Common Shares are entitled to one vote for each share held at all meetings of shareholders, other than meetings at which only holders of another specified class or series are entitled to vote and are entitled to receive dividends as and when declared by the Board of Directors of Allelix from time to time. On the liquidation, dissolution, or winding up of Allelix, holders of Allelix Common Shares (subject to the rights of holders of any shares ranking prior to the Allelix Common Shares) are entitled to receive the remaining property of Allelix.

Stock Exchange Listings

     The Allelix Common Shares are listed on the TSE and the ME.

Auditors, Transfer Agents and Registrars

     The auditors of Allelix are Ernst & Young LLP, Toronto. The transfer agent and registrar for the Allelix Common Shares and the Allelix Preferred Shares is CIBC Mellon Trust Company (Toronto).

                                 LEGAL MATTERS

     Certain legal matters in connection with the Arrangement will be passed upon for NPS by Blake Cassels & Graydon, Toronto, Ontario and James U. Jensen, Vice President of Legal Affairs of NPS Pharmaceuticals, Inc.

                   REPRESENTATIVES OF INDEPENDENT ACCOUNTANTS

     Representatives of KPMG LLP are expected to be present at the NPS Special Meeting. While such representatives have stated that they do not plan to make a statement at such meetings, they will be available to respond to appropriate questions from stockholders in attendance.

                                           BY ORDER OF THE BOARD OF DIRECTORS OF
                                           NPS PHARMACEUTICALS, INC.



                                           ____________________________________
                                           James U. Jensen

                                           Title:    Secretary
                                                     ---------------------------

                                           Date:     November 15, 1999
                                                     ---------------------------

                                                                     EXHIBIT 2.1


                             ARRANGEMENT AGREEMENT
                             ---------------------

          THIS AGREEMENT made as of September 27, 1999

BETWEEN:


          ALLELIX BIOPHARMACEUTICALS INC., a corporation subsisting pursuant to the laws of Canada ("Allelix")

                                                               OF THE FIRST PART

AND

          NPS PHARMACEUTICALS, INC., a corporation subsisting pursuant to the laws of Delaware ("NPS")

                                                              OF THE SECOND PART

          WHEREAS Allelix and NPS wish to propose an arrangement involving Allelix, the Allelix Shareholders (as hereinafter defined) and NPS;

          AND WHEREAS the parties hereto intend to carry out the transaction contemplated herein by way of an arrangement under the provisions of the Canada Business Corporations Act and the Business Corporations Act (Ontario);

          AND WHEREAS the parties hereto have entered into this Agreement to provide for the matters referred to in the foregoing recitals and for other matters relating to such arrangement;

          NOW THEREFORE THIS AGREEMENT WITNESSETH that, in consideration of the covenants and agreements herein contained and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto do hereby covenant and agree as follows:


                                   ARTICLE 1
                                INTERPRETATION
1.1  Definitions

     In this Agreement, unless the context otherwise requires:

     "Agreement" means this Arrangement Agreement;

     "Allelix Common Shares" means the common shares of Allelix as constituted on the date hereof;

     "Allelix Counsel" means Stikeman, Elliott and Testa, Hurwitz & Thibeault LLP, or such other counsel as may be appointed by Allelix;

     "Allelix Financial Statements" means the comparative consolidated financial statements (including consolidated balance sheets and consolidated statements of loss and deficit and consolidated statements of changes in financial position, together with notes thereto) for Allelix's fiscal year ended August 31, 1998 (audited) and the nine month period ended May 31, 1999 (unaudited);

     "Allelix Meeting" means the special meeting of Allelix Shareholders, as ordered by the Interim Order and all adjournments and postponements thereof, to consider and, if determined advisable, approve the repricing of certain Allelix Options as approved by the Allelix board of directors on April 15, 1999 and consider and, if determined advisable, approve a special resolution (the "Continuance Resolution") approving the continuance of Allelix as an Ontario corporation under the OBCA and the Arrangement Resolution;

     "Allelix Options" means the options to purchase Allelix Common Shares issued from time to time prior to the date hereof pursuant to the Allelix Stock Option Plan;

     "Allelix Preferred Shares" means the preferred share, series 1 shares of Allelix as constituted on the date hereof;

     "Allelix Shareholders" means the registered holders of Allelix Common
     Shares;

     "Allelix Stock Option Plan" means the employee stock option plan dated December 19, 1999 of Allelix;

     "Allelix Subsidiaries" means Allelix Neuroscience Inc., Allelix Pharm-Eco LP and Allelix Pharm-Eco Inc.;

     "Allelix Warrants" means the warrants to purchase Allelix Common Shares issued from time to time prior to the date hereof;

     "Applicable Law" means, in relation to any Person, transaction or event, all applicable provisions (or mandatory applicable provisions, if so specified) of laws, statutes, regulations, rules, official directives and
     orders of all stock exchanges and   governmental bodies (whether
     administrative, legislative, executive or otherwise) and judgments, orders, rulings and decrees of all courts, arbitrators, commissions or bodies exercising similar functions in actions or proceedings in which the Person in question is a party or by which it is bound or having application to the transaction or event;

     "Arrangement" means the arrangement under the provisions of Section 182 of the OBCA, on the terms and conditions set forth in the Plan of Arrangement as such Plan may be amended in the Final Order with the consent of Allelix and NPS, both acting reasonably;

     "Arrangement Resolution" mean the special resolution of the Allelix Shareholders concerning the Arrangement;

     "Articles of Arrangement" means the articles of arrangement in respect of the Arrangement required by the OBCA to be filed with the OBCA Director after the Final Order is made;

     "business day" means any day, other than Saturday, Sunday and a statutory holiday in Toronto, Ontario or Salt Lake City, Utah;

     "CBCA" means the Canada Business Corporations Act, as now in effect and as it may be amended from time to time prior to the Effective Date, including the regulations made thereunder;

     "Confidential Information" means all interpretations, technical, data, reports, notes, know how, computer printouts, information and documents (in each case whether in written or electronic form) pertaining in any way whatsoever to the business, operations or capital of a party hereto or its affiliates (as such term is defined in the Securities Act (Ontario)), disclosed or to be disclosed pursuant to the terms and conditions of this Agreement, and includes but is not limited to information relating to engineering, research and development, corporate operations, business opportunities, products, formulas, services, designs, drawings, marketing and financial and taxation matters;

     "Court" means the Superior Court of Justice (Ontario);

     "Delaware Act" means the Delaware Business Corporations Act, as amended;

     "Dissent Rights" has the meaning ascribed thereto in the Plan of Arrangement;

     "Effective Date" means the date shown on the certificate of arrangement to be issued by the Director;

     "Effective Time" has the meaning ascribed thereto in the Plan of Arrangement;

     "Encumbrance" includes, without limitation, any mortgage, pledge, assignment, charge, lien, or other security interest, or any trust or any preferential right of purchase or other third party interest and any agreement, option, right or privilege (whether by law, contract or otherwise) capable of becoming any of the foregoing;

     "Environmental Laws" means any applicable Canadian or foreign federal, provincial, state, municipal or local laws, regulations, orders, government decrees or ordinances with respect to environmental, health or safety matters;

     "Exchangeable Shares" means the exchangeable shares of NPS - Allelix Inc. created pursuant to the Plan of Arrangement with the share attributes set forth in Appendix I to the Plan of Arrangement;

     "Final Order" means the order of the Court approving the Arrangement, as such order may be amended or modified by the highest court to which an appeal may be applied for at any time prior to the Effective Date or, if appealed, then, unless such appeal is withdrawn or denied, as granted or affirmed;

     "Information Circular" means the notice of meeting and management information circular of Allelix prepared in connection with the Allelix Meeting provided by Allelix to Allelix Shareholders in connection with the transactions contemplated by this Agreement;

     "Interim Order" means an order of the Court providing for, among other things, the calling and holding of the Allelix Meeting and certain other procedural matters, as well as for the issuance of the notice of application for the Final Order, as the same may be amended or supplemented from time to time;

     "Material Adverse Effect" and "Material Adverse Change" means, in relation to a party hereto, a condition affecting or a change in the business, assets, properties, condition (financial or otherwise), results of operations or prospects of such party (and its Subsidiaries on a consolidated basis) which when taken as a whole have or represent or could reasonably be expected to have a material adverse effect on the party or on the market price or value of its securities, other than any matter or action relating to (i) the Canadian economy or securities markets in general or (ii) relating to the Canadian or U.S. biotechnology industry in general, but not specifically relating to the party;

     "ME" means The Montreal Exchange;

     "Nasdaq" means the National Association of Securities Dealers Automated Quotation System;

     "NPS - Allelix Inc." means a corporation incorporated under the British Columbia Companies Act as a wholly-owned subsidiary of NPS Holdings;

     "NPS Common Shares" means the common shares of NPS, par value $0.001 as constituted on the date hereof;

     "NPS Counsel" means Blake, Cassels & Graydon and/or such other counsel as may be appointed by NPS and James U. Jensen, Esq.;

     "NPS Holdings" means a corporation incorporated under the British Columbia Companies Act as a wholly-owned subsidiary of NPS;

     "NPS Information Circular" means the notice of meeting and management information circular of NPS prepared in connection with the NPS Meeting provided by

     NPS to NPS Securityholders in connection with the transactions contemplated by this Agreement;

     "NPS Meeting" means the special meeting of the holders of NPS Common Shares and all adjournments and postponements thereof to consider and, if determined advisable, approve, among other things, (i) an amendment to NPS' Articles of Incorporation to increase the number of NPS Common Shares authorized for issuance thereunder; and (ii) the issuance of up to 7,534,000 NPS Common Shares as contemplated by the Arrangement;

     "NPS Preferred Shares" means the NPS Preferred Stock, $0.001 par value, as constituted on the date hereof;

     "NPS Shareholder Rights Plan" means the Shareholder Rights Plan adopted by the NPS Board of Directors in December 1996;

     "NPS Stock Option Plans" means the 1987 Stock Option Plan, the 1994 Equity Incentive Plan, the 1994 Non-Employee Directors' Stock Option Plan, the 1994 Non-Employee Director Stock Bonus Program, the Employee Stock Purchase Plan and the 1998 Stock Option Plan;

     "NPS Warrants" means the warrants to purchase NPS Common Shares issued from time to time prior to the date hereof;

     "OBCA" means the Business Corporations Act (Ontario), as now in effect and as it may be amended from time to time prior to the Effective Date, including the regulations made thereunder;

     "OBCA Director" means the Director appointed under Section 278 of the OBCA;

     "Person" means an individual, a partnership, a corporation, a trust, an unincorporated organization, a union, a government or any department or agency thereof and the heirs, executors, administrators or other legal representatives of an individual;

     "Plan of Arrangement" means the plan of arrangement which is annexed as Schedule A hereto and any amendment or variation thereto made in accordance with Section 9.1 of this Agreement;

     "Preferred Stock Purchase Rights" means the purchase rights issued pursuant to the NPS Shareholder Rights Plan;

     "Public Documents" means all documents filed, in the case of Allelix, by Allelix with the applicable securities regulatory authorities in all provinces in Canada in which Allelix is a reporting issuer, and in the case of NPS, by NPS with the United States Securities and Exchange Commission and Nasdaq, during the three years preceding the date of this Agreement, and includes all documents so filed to and including the Effective Date by a Person with respect to its business and affairs;

     "Subsidiary" means, with respect to (i) a specified body corporate, any body corporate of which more than 50% of the outstanding shares ordinarily entitled to elect a majority of the board of directors thereof (whether or not shares of any other class or classes shall or might be entitled to vote upon the happening of any event or contingency) are at the time owned directly or indirectly by such specified body corporate and shall include any body corporate in like relation to a Subsidiary, and (ii) any Person other than a corporation in which the first-mentioned Person or one or more of its subsidiaries, directly or indirectly, has at least a majority ownership and power to direct the policies, management and affairs thereof;

     "Support Agreement" means the agreement between NPS, NPS Holdings and NPS - Allelix Inc., substantially in the form of Schedule B hereto;

     "Tax" and "Taxes" means, with respect to any entity, all income taxes (including any tax on or based upon net income, gross income, income as specially defined, earnings, profits or selected items of income, earnings or profits) and all capital taxes, paid-up capital taxes, gross receipts taxes, environmental taxes, sales taxes, use taxes, ad valorem taxes, value added taxes, transfer taxes, franchise taxes, licence taxes, withholding taxes, payroll taxes, employment taxes, Canada or Quebec Pension Plan premiums, excise, severance, social security premiums, workers' compensation premiums, unemployment insurance or compensation premiums, stamp taxes, occupation taxes, premium taxes, property taxes, windfall profits taxes, alternative or add-on minimum taxes, goods and services tax, customs duties or other taxes, fees, imports, assessments or charges of any kind whatsoever and any instalments in respect thereof, together with any interest and any penalties or additional amounts imposed by any taxing authority (domestic or foreign) on such entity and any interest, penalties, additional taxes and additions to tax imposed with respect to the foregoing.

     "Tax Return" and "Tax Returns" means all returns, declarations, reports, information returns and statements required to be filed with any taxing authority relating to Taxes;

     "TSE" means The Toronto Stock Exchange;

     "U.S. Securities Exchange Act" means the United States Securities Exchange Act of 1934, as amended;

     "Voting and Exchange Trust Agreement" means the agreement between NPS, NPS - Allelix Inc. and a trust company, substantially in the form of Schedule C hereto.

1.2  Interpretation Not Affected by Headings

     The division of this Agreement into Articles, Sections, subsections and paragraphs and the insertion of headings are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

1.3  Article References

     Unless the contrary intention appears, references in this Agreement to an Article, Section, subsection, paragraph or schedule by number or letter or both refer to the Article, Section, subsection, paragraph or schedule, respectively, bearing that designation in this Agreement.

1.4  Number and Gender

     In this Agreement, unless the contrary intention appears, words importing the singular include the plural and vice versa; words importing gender shall include all genders; and words importing persons shall include a natural person, firm, trust, partnership, association, corporation, joint venture or government (including any governmental board, agency or instrumentality thereof).

1.5  Date for Any Action

     If the date on which any action is required to be taken hereunder by any of the parties is not a business day in the place where the action is required to be taken, such action shall be required to be taken on the next succeeding day which is a business day in such place.

1.6  Currency

     Unless otherwise stated, all references in this Agreement to sums of money are expressed in lawful money of the United States of America.

1.7  Knowledge

     The use in this Agreement of the phrases "Allelix knowledge", "knowledge of Allelix" and "known to Allelix", and similar phrases referring to "it" or "its" in reference to the knowledge of Allelix with respect to any matter or thing, shall be interpreted to mean the actual knowledge of the directors and senior officers of Allelix after enquiry of the management or employees of Allelix who have management responsibility over the area of Allelix's business to which the subject matter of Allelix's actual knowledge relates, and the phrases "NPS knowledge", "knowledge of NPS", and similar phrases referring to "it" or "its" in reference to the knowledge of NPS or "known to NPS" with respect to any matter or thing, have a corresponding meaning.

1.8  Disclosure

     The use in this Agreement of the phrase "except as disclosed" and similar phrases, shall mean except as disclosed in writing by the disclosing party to the receiving party (which shall include, without limitation, delivery of documents for the purpose of disclosure of the contents thereof) and such disclosure having been acknowledged in writing by the receiving party.

1.9  Schedules

     The following schedules are incorporated by reference into this Agreement and form part hereof:

     Schedule A      -   Plan of Arrangement

     Schedule B      -   Support Agreement

     Schedule C      -   Voting and Exchange Trust Agreement

                                   ARTICLE 2
                                THE ARRANGEMENT

2.1  Arrangement

     As soon as reasonably practicable, Allelix and NPS shall apply to the Court pursuant to Section 192 of the CBCA and Section 182 of the OBCA for an order approving the Arrangement and in connection with such application shall:

     (a) as soon as practicable and, in any event, by not later than October 31, 1999, file, proceed with and diligently prosecute an application for an Interim Order under Section 192(4) of the CBCA and Section 182(5) of the OBCA providing for, among other things, the calling and holding of the Allelix Meeting for the purpose of Allelix Shareholders considering and, if deemed advisable, approving the Arrangement Resolution; and

     (b) subject to obtaining the approval of the Allelix Shareholders as contemplated in the Interim Order and as may be directed by the Court in the Interim Order, take the steps necessary to submit the Arrangement to the Court and apply for the Final Order;

and, subject to the fulfilment or waiver of the conditions set forth in Article 7, shall deliver to the Director the Articles of Arrangement and such other documents as may be required to give effect to the Arrangement.

2.2  Interim Order

     The Interim Order sought by Allelix and NPS shall provide that, for the purpose of the Allelix Meeting, the requisite majority for the approval of the Arrangement Resolution by the holders of the Allelix Common Shares shall be two-thirds of the votes cast by such shares present in person or by proxy at the Allelix Meeting with holders of Allelix Preferred Shares entitled to vote as holders of Allelix Common Shares in respect of that number of Allelix Common Shares equal to the number of Allelix Common Shares such holders would be entitled to receive if such shares were converted into Allelix Common Shares on the record date for the Allelix Meeting unless the Court otherwise orders.

2.3  Effective Date

     The Arrangement shall become effective on the Effective Date.

                                   ARTICLE 3
                     MUTUAL REPRESENTATIONS AND WARRANTIES

     Each party to this Agreement represents and warrants to the other party and acknowledges that such other party is relying upon such representations and warranties in connection with the matters contemplated by this Agreement that:

3.1  Organization and Qualification

     It and each of its Subsidiaries is a corporation duly incorporated, continued or amalgamated or a partnership formed, as the case may be, and organized and validly existing under the laws of the jurisdiction of its incorporation, continuance, amalgamation or formation and has the power and authority to own or lease its property and assets and to carry on its business as now being conducted and is duly registered to carry on business, and is in good standing in each jurisdiction in which the character of its properties or assets, owned or leased, or the nature of its business makes such registration necessary, except where failure to be so registered or in good standing would not have a Material Adverse Effect on it and its Subsidiaries, taken as a whole.

3.2  Subsidiaries

     It has no Subsidiaries or agreements of any nature to acquire any Subsidiary, or to acquire any other business operations out of the ordinary course of business except for, in the case of Allelix, the Allelix Subsidiaries.

3.3  Authority Relative to this Agreement

     It has the requisite corporate power and authority to enter into this Agreement and, subject to obtaining the requisite approvals contemplated hereby, to carry out its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and in the Plan of Arrangement have been duly authorized by its board of directors and, except as contemplated hereby, no other corporate proceedings on behalf of it are necessary to authorize this Agreement and the transactions contemplated hereby. This Agreement has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of it enforceable against it in accordance with its terms, subject to enforceability being limited by applicable bankruptcy, insolvency, reorganization and other laws affecting the enforcement of creditors' rights generally and the discretionary nature of certain remedies (including specific performance and injunctive relief) and subject to the effectiveness of clauses providing rights of indemnity or exculpating a party or persons from a liability or a duty otherwise owed which may be limited by law.

3.4  No Violations Caused by Agreement or Arrangement

     (a) Except as disclosed previously in writing to the other party making reference to this paragraph, the execution and delivery of this Agreement by it and the consummation of the transactions contemplated hereby and by the Plan of Arrangement and performance or compliance with the terms and provisions hereof and thereof, will not:

          (i) subject to completion of the corporate proceedings contemplated hereby, violate, conflict with, or result in breach of any provision or, require any consent, approval or notice under, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) or result in a right of termination, cancellation, purchase or acceleration under, or result in the creation of any Encumbrance upon any of the properties or assets of it or of any of its Subsidiaries under any of the terms, conditions or provisions of, its or its Subsidiaries, articles, bylaws or other constating documents, any agreement, contract, deed, indenture, debenture, note, bond, Encumbrance, license, permit, approval or other instrument, authority or obligation to which it or any of its Subsidiaries is a party, or to which any of them or any of their respective properties or assets may be subject, or by which it or any of its Subsidiaries is bound;

          (ii) subject to compliance with the statutes and regulations referred to in Article 7, violate any Applicable Law, judicial or administrative judgment, ruling, order, writ, injunction, determination, award, decree, statute, ordinance, rule or regulation applicable and known to it or any of its Subsidiaries or any of their respective properties or assets; or

          (iii) cause the suspension or revocation of any authorization, consent, approval or license currently in effect,

          except for such violations, conflicts, breaches, defaults, rights or Encumbrances, suspensions, or revocations which, or any consents, approvals or notices which if not given or received, would not have any Material Adverse Effect; and

     (b) no filing or registration with, or authorization, consent or approval of, any domestic or foreign public body or authority is necessary by it in connection with this Agreement, the Plan of Arrangement or the consummation of the transactions contemplated hereby or thereby, except as contemplated hereby and except for such filings or registrations which, if not made, or for such authorizations, consents or approvals, which, if not received, would not have any Material Adverse Effect.


3.5  No Outstanding Actions, Suits, Proceedings or Investigations

     Except as disclosed previously in writing to the other party making reference to this paragraph, there are no actions, suits, proceedings or investigations commenced or, to its knowledge, contemplated or threatened against or affecting it or any of its Subsidiaries, at law or in equity, before or by any governmental department, commission, board, bureau, court, agency, arbitrator, stock exchange, market system or instrumentality, domestic or foreign, of any kind, nor to the best of its knowledge are there any existing facts or conditions which may reasonably be expected to be a proper basis for any actions, suits, proceedings or investigations, which in any case could prevent or hinder the consummation of the transactions contemplated hereby or which could reasonably be expected to have a Material Adverse Effect.

3.6  Financial Statements

     The audited financial statements prepared in respect of its most recently completed financial year for which such statements have been prepared and the unaudited financial statements prepared in respect of the periods subsequent thereto were prepared in accordance with applicable generally accepted accounting principles consistently applied and fairly present the consolidated financial position, consolidated profits and loss (in the case of Allelix), results of operations and changes in the financial position of the corporations to which they relate on a consolidated basis as of the dates and for the periods indicated therein.

3.7  Minute Books and Unanimous Shareholder Agreement

     Its and its Subsidiaries' minute books are true and correct and contain the minutes of all meetings and all resolutions of the shareholders and directors thereof up to September 12, 1999 and, to its knowledge, there are no agreements among its securityholders in relation to or concerning the voting, holding or acquisition of its securities.

3.8  Public Disclosure

     Its Public Documents:

     (a) did not, as of the respective dates thereof, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein not misleading in light of the circumstances under which they were made; and

     (b) complied in all material respects with all applicable requirements of Applicable Law, as of the respective dates thereof, and no fact exists on the date hereof which has not been disclosed in its Public Documents and which, if publicly disclosed, would reflect a Material Adverse Change (or an event, condition or state of facts which might reasonably have been expected to give rise to a Material Adverse Effect).

3.9  No Outstanding Defaults and Violations

     Neither it nor any of its Subsidiaries is:

     (a) in breach or violation of any term or provision of its articles, by-laws or other constating documents; or

     (b) in breach or violation of any of the terms or provisions of, or in default under, any indenture, mortgage, deed of trust, loan agreement or other agreement (written or oral) or instrument or agreement, contract, deed, indenture, debenture, note, bond, Encumbrance, research agreement, license, license agreement, permit, joint venture agreement, collaboration agreement, approval or other instrument, obligation or authority to which it or any of its Subsidiaries is a party or by which it or any of its Subsidiaries is bound or to which any of the properties or assets of it or any of its Subsidiaries is subject or, any statute or any Applicable Law order, rule or regulation of any court or government or governmental agency or authority having jurisdiction over it or any of its Subsidiaries or any of their respective properties or assets, where such breach, violation or default has or could reasonably be expected to have a Material Adverse Effect.

3.10 No Unusual Transactions or Events

     Except as previously disclosed in writing to the other party making reference to this paragraph or as otherwise contemplated hereby, since, in the case of Allelix, August 31, 1998 and, in the case of NPS, December 31, 1998, it and each of its Subsidiaries has:

     (a)  not amended its articles, by-laws or other constating documents;

     (b) conducted their respective businesses in all material respects in the ordinary course of business consistent with normal industry practice;

     (c) maintained or obtained all licences, permits, orders or approvals of, and has made all required registrations with, any governmental or regulatory body that is material to the conduct of its business;

     (d) not suffered any Material Adverse Change except as has been disclosed in its Public Documents;

     (e) not made any change in its accounting principles and practices as theretofore applied including, without limitation, the basis upon which its assets and liabilities are recorded on its books and its earnings and profits and losses are ascertained;

     (f) not suffered any damage, destruction or loss whether covered by insurance or not that could reasonably be expected to have a Material Adverse Effect;

     (g) not sold or otherwise disposed of property or assets aggregating to 10% or more of its total consolidated property and assets other than in the ordinary and regular course of business consistent with past practice;

     (h) not entered into, amended, relinquished, terminated or not renewed any material contract, agreement, license, franchise, transaction, commitment or other right or obligation, other than in the ordinary and regular course of business consistent with past practice;

     (i) maintained in effect salary and other compensation levels and benefits and employee rights on termination, in accordance with its then existing salary administration program;

     (j) not declared, paid or set aside for payment any dividend or distribution of any kind in respect of any of its outstanding securities nor made any repayments of share capital; and

     (k) not entered into or committed to enter into any agreement with an officer or director of the corporation or the beneficial owner of securities carrying more than 10% of the voting rights attached to all of its outstanding securities.

3.11 Tax and other Returns

     Except as previously disclosed in writing to the other party making reference to this paragraph, it and each of its Subsidiaries has:

     (a) duly and timely filed, in proper form, all Tax Returns required to be filed by them (all of which Tax Returns were correct and complete in all material respects) for all periods in respect of which such Tax Returns were due prior to the date hereof, and have paid in full all Taxes shown thereon, and there are no outstanding agreements or waivers extending the statutory period of limitations applicable to any return referred to above. There are no assessments or reassessments of Taxes that have been issued and are outstanding and there are no outstanding issues which have been raised and communicated to it by any taxing authority including any discussions in respect of potential assessments or reassessments; and

     (b) withheld from each payment made to any of its officers, directors and employees and former officers, directors and employees and, where the party or its Subsidiary is resident or deemed to be resident in Canada for purposes of the Income Tax Act (Canada), to all persons who are non-residents of Canada, all amounts required to be withheld in respect of Taxes (including, without limitation, income tax) and remitted the same to the proper tax or other authority within the time required under any applicable legislation. All Taxes required under applicable legislation to be charged, collected and remitted on any sale, supply or delivery whatsoever, have been so charged, collected and remitted on a timely basis.

3.12 Tax Provisions

     Provision has been made, in accordance with applicable generally accepted accounting principles, in its Financial Statements for all Taxes, payable in respect of the business or assets of it and its Subsidiaries or otherwise. Provision has also been made, in accordance with generally accepted accounting principles, in their books and records for all Taxes in respect of any accounting period which has ended subsequent to the period covered by the Financial Statements.

3.13 Historical Assessments, Audits and Returns

     In respect of each taxation year of it and each of its Subsidiaries, and the predecessors of such corporations, it has provided to the other party making reference to this paragraph:

     (a)  full and complete disclosure with respect to the status of any audits;

     (b) copies of all objections or waivers with respect to such years pursuant to applicable tax legislation, tax rulings and opinions from applicable taxing authorities pursuant to which it, its affiliates and any predecessors of such corporations operated or now operate; and

     (c) copies of all Tax Returns which comprise all of the information necessary to form a reasonably accurate understanding of the current tax position of it and its Subsidiaries.

3.14 Assistance Filings

     All filings made by it and its Subsidiaries under which it or its Subsidiaries has received or is entitled to government assistance or incentives have been made in accordance, in all material respects, with all applicable legislation and contain no misrepresentations of a material fact or omit to state any material fact which could cause any amount previously paid or previously accrued on its accounts to be recovered or disallowed.

3.15 Insurance

     It and its Subsidiaries maintain business and property insurance in connection with their assets and business and liability insurance with respect to claims for personal injury, death or property damage in relation to the operation of their businesses, all with responsible and reputable insurance companies in such amounts and with such deductibles as are customary in the case of businesses of established reputation engaged in their industry.

3.16 Environmental Matters

     To its knowledge, except as disclosed in writing to the other party making reference to this paragraph or except to the extent that such violation does not have a Material Adverse Effect on it:

     (a) it and each of its Subsidiaries is not in violation of any Environmental Laws;

     (b) it and each of its Subsidiaries has operated its business at all times and has received, handled, used, stored, treated, shipped and disposed of all contaminants without violation of any Environmental Laws;

     (c) there have been no unrectified spills, releases, deposits or discharges of hazardous or toxic substances, contaminants or wastes on any of the real property owned or leased by it or any of its Subsidiaries or under their respective control, nor has any such real property been used at any time by any person as a landfill or waste disposal site;

     (d) there have been no releases, deposits or discharges, in violation of Environmental Laws, of any hazardous or toxic substances, contaminants or wastes to the earth, air or into any body of water or any municipal or other sewer or drain water system by it or any of its Subsidiaries;

     (e) no orders, directions or notices have been issued and remain outstanding pursuant to Environmental Laws relating to its or any of its Subsidiaries, business or assets;

     (f) neither it nor any of its Subsidiaries has failed to report to the proper governmental authority the occurrence of any event which is required to be so reported by any Environmental Laws; and

     (g) it and each of its Subsidiaries, holds all licenses, permits and approvals required under Environmental Laws in connection with the operation of its business and the ownership and use of its assets, all such licenses, permits and approvals are in full force and effect, and neither it nor any of its Subsidiaries has received any notification pursuant to any Environmental Laws that any work, repairs, construction or capital expenditures are required to be made by it as a condition of continued compliance with any Environmental Laws, or any license, permit or approval issued pursuant thereto, or that any license, permit or approval referred to above is about to be reviewed, made subject to limitations or conditions, revoked, withdrawn or terminated.

3.17 Employment Agreements

     Except as previously disclosed in writing to the other party making reference to this paragraph:

     (a) neither it nor any of its Subsidiaries is a party to any written employment, service or pension agreement, whether written or oral, which cannot be terminated without cause by it or such Subsidiary, as the case may be, upon giving such notice as may be required by law (or paying to such Person such amount in lieu of notice) and without the payment of any damages or penalty;

     (b) neither it nor any of its Subsidiaries is a party to or bound by any union or collective agreements nor currently engaged in labour negotiations. No grievance, application, complaint or other proceeding has been filed by or against it which is unresolved or outstanding. Neither it nor any of its Subsidiaries has engaged in any unfair labour practice;

     (c) neither it nor any of its Subsidiaries is party to an employee benefit or pension plan or other benefit plan;

     (d) no vacation pay, bonus, deferred compensation, profit sharing, pension or other similar obligation is owed to any employee.

3.18 Consents and Approvals

     No consent or approval is required to be obtained from, or notice required to be delivered to, any government authority, other party to a contract or any other person whose consent or approval is required to be obtained, or to which notice is required to be delivered, in connection with the execution and delivery of this Agreement and the completion of the transactions contemplated hereby except:

     (a) the approval of matters relating to the transactions contemplated hereby at the Allelix Meeting and the NPS Meeting;

     (b)  the approval of the Court of the transactions contemplated hereby;

     (c) exemptions from the provincial securities regulators from the registration and prospectus requirements with respect to the exchangeable share structure;

     (d) approval of the relevant Canadian stock exchange(s) regarding the conditional listing of the Exchangeable Shares;

     (e) effectiveness of the registration statements filed with the U.S. Securities and Exchange Commission regarding the NPS Common Shares;

     (f) approval of Nasdaq regarding the trading of the NPS Common Shares subject to notice of issuance;

     (g)  filing notice of the Arrangement pursuant to the Investment Canada
          Act;
except where failure to obtain such consent or approval would not constitute a Material Adverse Effect.

3.19 Brokers and Finders' Fees

     Except for the previously disclosed arrangements of Allelix with BancBoston Robertson Stephens and of NPS with Prudential Vector, neither the execution of this Agreement nor the consummation of the Plan of Arrangement will result in it or any of its Subsidiaries having to pay any brokerage or finder's fee to any person.

3.20 Intellectual Property Rights

     To the best of its knowledge, all intellectual property rights (including patents, trade-marks, know how and trade secrets) (such rights being defined as "Intellectual Property Rights") owned by it or its Subsidiaries are valid, subsisting, unexpired, enforceable and have not been abandoned and no claim has been made that the use of the Intellectual Property Rights violates the rights of any third party. Except as disclosed in writing to the other party making reference to this paragraph, none of such Intellectual Property Rights have been licensed or franchised by the Corporation to any party other than in the normal course of business.

                                   ARTICLE 4
                   REPRESENTATIONS AND WARRANTIES OF ALLELIX

     Allelix represents and warrants to NPS as follows, and acknowledges that NPS is relying upon such representations and warranties in connection with the matters contemplated by this Agreement:

4.1  Allelix Authorized Capital

     The authorized capital of Allelix consists of an unlimited number of common shares and preferred shares issuable in series.

4.2  Allelix Issued Capital

     The issued and outstanding share capital of Allelix consists of 20,126,140 Allelix Common Shares and 1,000 Allelix Preferred Shares and, except for the Allelix Options of which there are 1,596,321 outstanding and the Allelix Warrants of which there are 829,108 outstanding, no other securities of Allelix are issued and outstanding. All outstanding Allelix Common Shares have been duly authorized and validly issued, are fully paid and non-assessable and are not subject to, nor were they issued in violation of, any preemptive rights.

4.3  Allelix Subsidiaries

     Allelix owns, except as disclosed in the notes to the Allelix Financial Statements, directly or indirectly, all of the issued and outstanding shares of all of its Subsidiaries, and all of the issued and outstanding shares in the capital of each such Subsidiary as owned by Allelix are fully paid and non-assessable and are legally and beneficially owned by Allelix free and clear of any Encumbrances, voting trusts, proxies and other interests, claims or demands of every kind or nature whatsoever other than the general security interest in such shares granted by Allelix to a Canadian chartered bank pursuant to a general security agreement, a copy of which has been provided to NPS by Allelix and no person has any agreement, option, right or privilege (including, without limitation, by law, pre-emptive right, contract or otherwise) to purchase, convert into, exchange for or otherwise acquire, or any agreement, option, right or privilege capable of becoming any such agreement, right, option or privilege, any of the issued or unissued shares in the capital of the Subsidiary.

4.4  Allelix Options and Rights

     No person has any agreement, option, warrant or any right or privilege (whether by law, preemptive right, contract or otherwise) capable of becoming an agreement, option or right for the purchase, subscription, allotment or issuance of any unissued securities of Allelix or any Allelix Subsidiary, other than:

     (a) 1,596,321 Allelix Common Shares issuable on the exercise of the Allelix Options;

     (b) 829,108 Allelix Common Shares issuable on the exercise of the Allelix Warrants;

     (c) not more than up to 875,773 Allelix Common Shares issuable upon the conversion of the Allelix Preferred Shares (assuming a floor price of Cdn.$3.36 and an exchange rate of U.S.$1.00 = Cdn.$1.4713, being the noon buying rate quoted in New York for cable transfers payable in Canadian dollars on September 27, 1999, certified by the Federal Reserve Bank of New York for customs purposes, as required by Section 522 of the amended Tariff Act of 1930); and

     (d) not more than up to 744,962 Allelix Common Shares issuable to Johnson & Johnson Development Corporation under a stock purchase agreement between dated October 30, 1998 (assuming a floor price of Cdn.$3.95 and an exchange rate of U.S.$1.00 = Cdn.$1.4713, being the noon buying rate quoted in New York for cable transfers payable in Canadian dollars on September 27, 1999, certified by the Federal Reserve Bank of New York for customs purposes, as required by Section 522 of the amended Tariff Act of 1930).

4.5  Allelix Status Under Securities Laws

     Allelix is a reporting issuer under the securities laws of each province of Canada and the issued and outstanding Allelix Common Shares and all issuable Allelix Common Shares referred to in Section 4.4 are listed or listed subject to issuance, as the case may be, on the TSE. To its knowledge, Allelix is not in default of any requirements of such securities laws, and, to its knowledge, Allelix is in compliance with the by-laws, rules and regulations of the TSE.

4.6  Allelix Board Approval and Recommendation

     The Board of Directors of Allelix has unanimously determined that the Arrangement is fair to the Allelix Shareholders and that the Arrangement is in the best interests of Allelix and the Allelix Shareholders, approved the Arrangement and the entering into and execution of this Agreement and resolved to recommend that the Allelix Shareholders vote in favour of the Arrangement.


4.7  Information Circular

     The information contained in the Information Circular (other than information solely relating to NPS which is to be provided by NPS to Allelix for inclusion in the Information Circular) will contain no untrue statement of a material fact and will not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in light of the circumstances in which it is made.

4.8  Allelix Information in NPS Information Circular

     The information contained in the NPS Information Circular provided by Allelix for inclusion in the NPS Information Circular will contain no untrue statement of a material fact and will not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in light of the circumstances in which it is made.

4.9  1999 Audited Statements

     Allelix represents and warrants that (i) the audited financial statements to be prepared in respect of the financial year ended August 31, 1999 will be prepared in accordance with generally accepted accounting principles consistently applied and that such statements will fairly present the financial position and results of operations and changes in the financial position of Allelix on a consolidated basis as of the date of such statements and (ii) it will not make any change in its accounting principles and practices previously applied including, without limitation, the basis on which its assets and liabilities are recorded on its books and its earnings and profits and losses are ascertained.

                                   ARTICLE 5
                     REPRESENTATIONS AND WARRANTIES OF NPS

     NPS represents and warrants to Allelix as follows, and acknowledges that Allelix is relying upon such representations and warranties in connection with the matters contemplated by this Agreement:

5.1  NPS Authorized Capital

     The authorized capital of NPS consists of 20,000,000 NPS Common Shares and 5,000,000 NPS Preferred Shares.

5.2  NPS Issued Capital

     The issued and outstanding share capital of NPS consists of 12,710,724 NPS Common Shares and, except for (a) the NPS Options, (b) the NPS Warrants, (c) the NPS Preferred Share to be issued in connection with the transactions contemplated hereby, and (d) the NPS Common Shares to be issued in connection with the transactions contemplated hereby, no other securities of NPS are issued and outstanding. All outstanding NPS Common Shares have been duly authorized and validly issued, are fully paid and non-assessable and are not subject to, nor were they issued in violation of any preemptive rights.

5.3  NPS Options and Rights

     No person has any agreement or option or any right or privilege (whether by law, preemptive right, contract or otherwise) capable of becoming an agreement, option or right for the purchase, subscription, allotment or issuance of any unissued securities of NPS other than

     (a) 2,161,954 Common Shares issuable on the exercise of the NPS Options;

     (b) 32,542 NPS Common Shares issuable on the exercise of the NPS Warrants;

     (c) up to 7,500,000 NPS Common Shares and the NPS Preferred Share, in each case, issuable under obligations to arise under the Exchangeable Shares or under the Plan of Arrangement; and

     (d) the securities issuable subsequent to the occurance of certain stated events pursuant to the terms of the Preferred Stock Purchase Rights.

5.4  NPS Status Under Securities Laws

     NPS is a reporting company under the U.S. Securities Exchange Act and the issued and outstanding NPS Common Shares and the issuable NPS Common Shares referred to in Section 5.3(a) are listed or listed subject to issuance, respectively, on Nasdaq. To its knowledge, NPS is not in default of any requirements of such securities laws, and, to the best of its knowledge, NPS is in compliance with the by-laws, rules and regulations of Nasdaq.

5.5  NPS Information in Information Circular

     The information contained in the Information Circular relating to NPS which is provided by NPS to Allelix for inclusion in the Information Circular will contain no untrue statement of a material fact and will not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in light of the circumstances in which it is made.

5.6  NPS Information Circular

     The information contained in the NPS Information Circular (other than the information solely relating to Allelix which is to be provided by Allelix to NPS for inclusion in the NPS Information Circular) will contain no untrue statement of a material fact and will not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in light of the circumstances in which it is made.



5.7  NPS Board Approval

     The NPS Board of Directors has unanimously approved the Arrangement Agreement and determined to recommend that the holders of NPS Common Shares vote in favour of the matters contemplated in this Agreement to be voted on at the NPS Meeting.

                                   ARTICLE 6
                                   COVENANTS

6.1  Mutual Covenants

     Each of the parties to this Agreement covenants to the other party that, until the Effective Date or the day upon which this Agreement is terminated, whichever is earlier, unless the other party shall otherwise agree in writing or as otherwise expressly permitted or specifically contemplated by this Agreement, it:

     (a) will use all reasonable commercial efforts to satisfy (or to cause the satisfaction of) the conditions precedent to its obligations hereunder set forth in Article 7 to the extent the same is within its control and to take, or to cause to be taken, all other action and to do, or cause to be done, all other things necessary, proper or advisable under Applicable Laws to complete the Arrangement, including using all reasonable commercial efforts:

          (i) to obtain all necessary waivers, consents and approvals required to be obtained by it from other parties to loan agreements, leases and other contracts;
          (ii) to obtain all necessary consents, approvals and authorizations as are required to be obtained by it under Applicable Law; and
          (iii) to effect all necessary registrations and filings and submissions of information requested by governmental authorities required to be effected by it in connection with the Arrangement;

          and it will use its reasonable commercial efforts to cooperate with the other party to this Agreement in connection with the performance by it of its obligations hereunder including, without limitation, continuing to provide reasonable access to information and to maintain ongoing communications as between officers of Allelix and NPS;

     (b) will make available and cause to be made available to the other party to this Agreement, its agents and advisors, all documents and agreements in any way relating to or affecting its business, financial condition, operations, prospects, properties, assets or affairs (including, without limitation, any such other documents or agreements as may be necessary or desirable to enable such other party to verify the truth of its representations and warranties and compliance by it with the terms and conditions hereof, except where it is contractually precluded from making such document or agreement available in which case it shall cooperate with the other party in securing access to any such documentation not in its possession or under its control;

     (c) will not take any action, refrain from taking any action, or permit any action to be taken or not taken, inconsistent with this Agreement or which might, directly or indirectly, interfere with or adversely affect the consummation of the Arrangement; and

     (d) will not, during the period commencing on the date of this Agreement and ending on the earlier of (i) the Effective Date and (ii) the second anniversary of the termination of this Agreement, directly or indirectly solicit, induce, recruit or encourage any of the other party's employees to terminate their employment with the other party or attempt to solicit, induce or recruit employees of the other party. The publication of advertisements in newspapers and/or other publication of general circulation (including trade publications and company websites) shall not in any event be deemed a violation of any provision of this Subsection.

6.2  Covenants of Allelix

     Allelix covenants and agrees that, until the Effective Date or the day upon which this Agreement is terminated, whichever is earlier, it:

     (a) will in a timely and expeditious manner and as soon as reasonably practicable, but in any event not later than October 31, 1999, file, proceed with and diligently prosecute an application to the Court under the CBCA and/or OBCA, as required, for an Interim Order with respect to the Arrangement;

     (b) will, in a timely and expeditious manner and as soon as reasonably practicable:

         (i)   carry out the terms of the Interim Order;

         (ii) prepare and file the Information Circular with the applicable securities regulatory authorities in all jurisdictions where the same is required to be filed and mail the same as ordered by the Interim Order and in accordance with Applicable Law, in all jurisdictions where the same is required, complying in all material respects with all applicable legal requirements on the date of mailing thereof;

         (iii) allow NPS and NPS Counsel to participate fully in preparation of the Information Circular and any amendments or supplements thereto;

         (iv) convene the Allelix Meeting to be held on or before January 20, 2000 and distribute copies of this Agreement (or a written summary thereof prepared by Allelix in form and substance reasonably satisfactory to NPS), in each case as ordered by the Interim Order;

         (v) solicit proxies to be voted at the Allelix Meeting in favour of the Arrangement;

         (vi) provide notice to NPS of the Allelix Meeting and allow NPS's representatives to attend the Allelix Meeting; and

         (vii) conduct the Allelix Meeting in accordance with the Interim Order, the by-laws of Allelix and any instrument governing such meeting, as applicable, and as otherwise required by law;

     (c) will, in a timely and expeditious manner and, in any event not later than October 20, 1999 deliver to NPS the audited financial statements prepared in respect of its fiscal year ended August 31, 1999 in accordance with Section 4.9;

     (d) will, in a timely and expeditious manner, prepare (and allow NPS and NPS Counsel to participate fully in such preparation) and file any amendments or supplements to the Information Circular with respect to the Allelix Meeting and mail the same as required by the Interim Order and in accordance with Applicable Law, in all jurisdictions where the same is required, complying in all material respects with all applicable disclosure and other legal requirements on the date of mailing thereof;

     (e) will, subject to the approval of the Arrangement at the Allelix Meeting in accordance with the provisions of the Interim Order, forthwith, but in any event not later than January 31, 2000, file, proceed with and diligently prosecute an application for the Final Order;

     (f) will forthwith carry out the terms of the Final Order and, subject to the receipt of the Final Order, will file Articles of Arrangement and the Final Order with the OBCA Director in order for the Arrangement to become effective on or before January 31, 2000;

     (g) will, subject to approval of the Continuance Resolution at the Allelix Meeting, file articles of continuance with the OBCA Director;

     (h) will, except for proxies and non-substantive communications with Securityholders, furnish promptly to NPS a copy of each notice, report, schedule or other document or communication delivered, filed or received by Allelix in connection with the Arrangement, the Allelix Meeting or any other meeting of Allelix Shareholders or class of security holders which all such holders, as the case may be, are entitled to attend, any filings under Applicable Law and any dealings with regulatory agencies in connection with, or in any way affecting, the transactions contemplated herein;

     (i) will make other necessary filings and applications under Applicable Law required on the part of Allelix in connection with the transactions contemplated herein and take all reasonable action necessary to be in compliance with such Applicable Law;

     (j) will make such filings and applications under Applicable Law as are required on the part of Allelix to exempt Allelix from the obligation to translate into the French language the materials delivered to Allelix Shareholders in connection with the Allelix Meeting;

     (k) will apply for the delisting of the Allelix Common Shares from the ME and allow NPS and NPS Counsel to participate in the preparation of the documentation required in this regard;

     (l) will conduct its affairs, and cause its Subsidiaries' affairs to be conducted, so that all of its representations and warranties contained herein shall be true and correct on and as of the Effective Date as if made thereon;

     (m) will use reasonable efforts, and cause its Subsidiaries to use reasonable efforts to preserve intact its business organization and goodwill, and to maintain satisfactory relationships with suppliers, distributors, customers, partners and others which have business relationships with it or its Subsidiaries;

     (n) shall conduct its business, and cause its Subsidiaries' businesses to be conducted, only in, not take any action except in, and maintain its respective properties and facilities in, the usual, ordinary and regular course of business and consistent with past practice;

     (o) except as may be necessary to give effect to the transactions contemplated hereby or with the prior written consent of NPS, shall not, nor will it permit its Subsidiaries to, directly or indirectly, do or permit to occur any of the following:

         (i) issue, sell, pledge, lease, dispose of, encumber or agree to issue, sell, pledge, lease, dispose of or encumber, any additional shares of, or any options, warrants, calls, conversion privileges or rights of any kind to acquire any shares of any capital stock of Allelix (other than pursuant to the exercise of Allelix Options, Allelix Warrants or the conversion of the Allelix Preferred Shares in accordance with their terms);

         (ii) enter into or assume any transaction or obligation or incur any capital expenditures, or enter into any series of related transactions or obligations or incur related capital expenditures, which, in the aggregate, exceed Cdn. $250,000, other than transactions, obligations and reasonable expenditures relating to:

               A. the negotiation and preparation of this Agreement, including the fulfilment by Allelix of the covenants contained in Sections 6.2(a) through (j), inclusive;

               B. responding to any unsolicited submission or proposal in accordance with Section 6.3 or otherwise incurring expenses at the direction of the Board of Directors of Allelix in respect of matters for which such Board has received an opinion of Allelix Counsel that such expenses are required to be incurred to enable such directors to fulfil their fiduciary duties as board members;

               C. actions taken to preserve property or to safeguard individuals from harm where such property or individuals are in imminent danger of material damage or injury,

            provided that Allelix shall consult fully with NPS before taking any steps under this Section 6.2(o)(ii)(C) or, in the event of an emergency, as soon as practicable thereafter;

     (iii)  amend or propose to amend its articles or by-laws;

     (iv) split, combine or reclassify any outstanding Allelix Common Shares, or declare, set aside or pay any dividend or other distribution payable in cash, stock, property or otherwise with respect to the Allelix Common Shares;

     (v) redeem, purchase or offer to purchase any Allelix Common Shares or other securities of Allelix;

     (vi) reorganize, amalgamate or merge Allelix with any other person, corporation, partnership or other business organization whatsoever;

     (vii)  reduce the stated capital of Allelix;

     (viii) acquire or agree to acquire (by merger, amalgamation, acquisition of securities or assets or otherwise) any corporation, partnership or other business organization or division or, except in the ordinary course of business, any assets or properties;

     (ix) except as previously disclosed in writing to the other party making reference to this paragraph, incur or commit to incur any indebtedness for borrowed money or issue any debt securities except for the borrowing of working capital in the ordinary course of business and consistent with past practice; or

     (x) enter into or agree to enter into any licence agreement, collaboration and/or development agreement or any other agreement to sell, convey, transfer, assign or encumber any of its right, title or interest in any of its research, pre-clinical or clinical development programs;

(p) except for annual salary adjustments consistent with historic practice for Persons, other officers or management, shall not adopt or amend, nor will it permit its Subsidiaries to adopt or amend, any compensation arrangements, perquisites, profit sharing, incentive, compensation, stock option, pension, retirement, deferred compensation, employment or other employee benefit plan, agreement, trust, fund or arrangement for the benefit or welfare of any employee;

(q) except with the prior written consent of NPS, will not permit any payments to be made under any profit sharing plan;

(r) shall not take any action that would render any representation or warranty made by it in this agreement untrue at any time prior to the proposed transaction being consummated if then made;

(s) shall promptly notify NPS orally and in writing of any governmental or third party complaints, investigations or hearings (or communications indicating that the same may be contemplated);

(t) shall not enter into, modify or terminate any material contract, agreement, commitment or arrangement to which Allelix or a Subsidiary thereof is a party or by which its assets are bound;

(u) will cause the auditors of Allelix to provide a comfort letter to NPS in respect of the Allelix financial statements and the information derived therefrom which is disclosed in the Information Circular and the NPS Information Circular;

(v) will not, nor will it permit its Subsidiaries to, except for transactions in the ordinary course of business and as required in the course of prudent operations or with the prior written consent of NPS thereto, sell, dispose of, transfer, convey, surrender, release or abandon, or create or assume any Encumbrance on or in respect of, the whole or any part of its assets other than chattels that are replaced by equivalent property or consumed in operations and other than any liens arising as a result of operations under agreements affecting the assets;

(w) will and will cause its Subsidiaries to use all reasonable commercial efforts to cause its current insurance (or re-insurance) policies not to be cancelled or terminated or any of the coverage thereunder to lapse, unless simultaneously with such termination, cancellation or lapse, replacement policies underwritten by insurance and re-insurance companies of nationally recognized standing providing coverage equal to or greater than the coverage under the cancelled, terminated or lapsed policies for substantially similar premiums are in full force and effect;

(x) will, in all material respects, conduct itself so as to keep NPS reasonably informed as to its business and affairs and as to the decisions required with respect to the most advantageous methods of operating its business;

(y) except with the prior written consent of NPS, will not, and will not permit its Subsidiaries to enter into any transaction out of the ordinary course of its business as hereinbefore conducted and will and will cause its Subsidiaries to use all reasonable efforts to preserve intact its present business, licenses and permits;

(z) will not, and will not permit its Subsidiaries to, declare any dividends or make any other distribution or repay, other than the ordinary course of business, any outstanding indebtedness; and

(aa) will use all commercially reasonable efforts to obtain the written agreement of the holders of all of the Preferred Shares to vote in favour of the Arrangement

     Resolution and the Continuance Resolution in a form acceptable to NPS, acting reasonably, as soon as reasonably practicable.

6.3  No Soliciting Other Offers

     (a) Without the prior written consent of NPS, from and after the date hereof, Allelix and its Subsidiaries will not, and will not authorize or permit any of their officers, directors, employees, financial advisors, representatives and agents ("Representatives") to, directly or indirectly, solicit, initiate or encourage (including by way of furnishing information) or take any other action to facilitate any enquiries or the making of any proposal which constitutes or may reasonably be expected to lead to an Acquisition Proposal (as defined herein) from any Person, or engage in any discussions or negotiations relating thereto or accept any Acquisition Proposal; provided, however, that notwithstanding any other provisions hereof, Allelix may at any time prior to the time the Allelix Shareholders shall have voted to approve the Arrangement and the other transactions contemplated thereby, engage in discussions or negotiations with a third party who (without any solicitation, initiation, or encouragement, directly or indirectly, by Allelix, any of its Subsidiaries or the Representatives after the date hereof) seeks to initiate such discussions or negotiations and may furnish such third party information concerning Allelix and its business, properties and assets if, and only to the extent that, (A) the third party has (x) first made an Acquisition Proposal that is financially superior to the transaction contemplated by this Agreement which, in any event, shall mean that such proposal shall offer a value per Allelix Common Share greater than the per share value attributable thereto under the transaction contemplated by this Agreement and (y) demonstrated that the funds or other consideration necessary for the Acquisition Proposal are reasonably likely to be available (as determined in good faith, in each case by Allelix's board of directors after receiving the advice of its financial advisors to this effect in writing or recorded in the minutes) (a "Superior Proposal") and Allelix's board of directors shall conclude in good faith, after considering Applicable Law and receiving the advice of outside counsel to this effect in writing or recorded in the minutes, that such action is necessary for the board of directors to act in a manner consistent with its fiduciary duties under Applicable Law, and (B) prior to furnishing such information to or entering into discussions or negotiations with such person or entity, Allelix provides prompt notice to NPS to the effect that it is furnishing information to or entering into discussions or negotiations with such person or entity and receives from such person or entity an executed confidentiality and restricted use agreement in reasonably customary form.

     (b) Allelix shall immediately cease and terminate any existing solicitation, initiation, encouragement, activity, discussion or negotiation (including, without limitation, the closing of its present data room (if any)).

     (c) Allelix shall notify NPS orally and in writing of any enquiries, offers or proposals with respect to an Acquisition Proposal (including without limitation terms and conditions of any such proposal, the identity of the person making it and all other information reasonably requested by NPS) within 12 hours of the receipt thereof, shall answer NPS' questions with respect to such enquiries, offers or proposals and shall give NPS five days advance notice of any agreement to be entered into with, or information to be supplied to, any person making such enquiry, offer or proposal.

     (d) Allelix covenants that it will not enter into any agreement regarding a Superior Proposal (the "Proposed Agreement") without providing NPS with an opportunity to amend this Agreement to provide for a value per Allelix Common Share at least equal to that included in the Proposed Agreement (as determined in good faith by Allelix's Board of Directors after receiving the advice of its financial advisors to this effect in writing or recorded in the minutes). In particular, Allelix covenants to provide NPS with a copy of any Proposed Agreement as executed by the party making the proposal at least 72 hours prior to its proposed execution by Allelix. In the event that NPS agrees to amend this Agreement as provided above, Allelix covenants that it will not enter into the Proposed Agreement.

     (e) As used herein, "Acquisition Proposal" shall mean a written proposal or offer by any person to acquire beneficial ownership of all or a material portion of the assets of Allelix (including shares of Subsidiaries) or one or more of its Subsidiaries or not less than 10% of the Allelix Common Shares or of one or more of its Subsidiaries pursuant to an amalgamation, plan of arrangement, consolidation or other business combination, sale of shares or other securities, sale of assets, take-over bid or tender offer or exchange offer or similar transaction involving Allelix or one or more of its Subsidiaries including, without limitation, any single or multi-step transaction or series of related transactions which is structured to permit such third party to acquire beneficial ownership or any material portion of the assets of, or such percentage of the Allelix Common Shares or one or more of its Subsidiaries (other than transactions contemplated by this Agreement).

6.4  Access

     NPS shall be entitled, on reasonable notice to Allelix during normal business hours and without undue interference to Allelix's operations, to access to Allelix's premises and will be entitled to meet with Allelix's shareholders, creditors, licensors, licensees and employees. Allelix will conduct itself, and will cause its Subsidiaries to conduct themselves, so as to keep NPS fully informed as to its and its Subsidiaries' business and affairs and as to the decisions required with respect to the most advantageous methods of operating and producing from its and its Subsidiaries' assets.

6.5  Covenants of NPS

     NPS covenants and agrees that, until the Effective Date or the day upon which Agreement is terminated, whichever is earlier, it:

     (a) will not issue NPS Common Shares at a price which is less than the then current market price on their date of issue less 10% except upon the exercise of the NPS Options;

     (b) will allow Allelix and Allelix Counsel to participate fully in preparation of the NPS Information Circular and any amendments or supplements thereto;

     (c) will, in a timely and expeditious manner and as soon as practicable but in any event not later than January 15, 2000, convene the NPS Meeting;

     (d) solicit proxies to be voted at the NPS Meeting in favour of the matters to be considered thereat;

     (e) provide notice to Allelix of the NPS Meeting and allow Allelix's representatives to attend the NPS Meeting;

     (f) will, except for proxies and other non-substantive communications with Securityholders, furnish promptly to Allelix a copy of each notice, report, schedule or other document or communication delivered, filed or received by NPS in connection with the NPS Meeting and any dealings with regulatory agencies in connection therewith or in any way affecting the transaction contemplated hereby;

     (g) file a registration statement registering the issuance of the NPS Common Shares pursuant to the Arrangement and on the exchange of the Exchangeable Shares;

     (h) will, in a timely and expeditious manner provide to Allelix all information as may be reasonably requested by Allelix or as required by the Interim Order or as may be required or desirable under Applicable Law with respect to NPS and its businesses and properties for inclusion in the Information Circular or in any amendments or supplements to the Information Circular complying in all material respects with all applicable legal requirements on the date of mailing thereof and not containing any misrepresentation (as defined under applicable securities laws) with respect thereto;

     (i) will, to the extent within its power, forthwith carry out the terms of the Interim Order and the Final Order;

     (j) will, to the extent within its power and subject to Applicable Laws, assist Allelix in the solicitation of proxies to be voted at the Allelix Meeting in favour of the Arrangement;

     (k) will prepare and file with all applicable provincial securities commissions or similar securities regulatory authorities all necessary applications to seek exemptions, if required, from the prospectus, registration and other requirements of the applicable securities laws of such provinces for the issue by NPS of NPS Common Shares on exercise of the Exchangeable Shares and to permit resale of such shares in such provinces without the requirement to file a prospectus (other than by control persons and subject to general requirements other than a "hold period");

     (l) will make all other necessary filings and applications under Applicable Laws required in connection with the transactions contemplated herein and take all reasonable action necessary to be in compliance with Applicable Laws and regulations;

     (m) will use reasonable commercial efforts to conduct its affairs so that all of its representations and warranties contained herein shall be true and correct on and as of the Effective Date as if made thereon;

     (n) will appoint on the Effective Date three Allelix directors to the Board of Directors of NPS mutually acceptable to Allelix and NPS, acting reasonably;

     (o) will appoint, on the Effective Date, the individuals holding the positions of Senior Vice President and Chief Financial Officer and Senior Vice President, Operations of Allelix as officers of NPS with titles and duties commensurate with such positions acceptable to such individuals, Allelix and NPS, acting reasonably, upon terms and subject to conditions set out in employment agreements to be entered into between NPS and each such individual on the Effective Date;

     (p) will conduct its affairs and cause its Subsidiaries' affairs to be conducted so that all of its representations and warranties contained herein shall be true and correct on and as of the Effective Date as if made thereon;

     (q) shall not take any action that will render any representation or warranty made by it in this Agreement untrue at any time prior to the proposed transaction being consummated if then made;

     (r) shall promptly notify Allelix orally and in writing of any government or third party complaints, investigations or hearings (or communications indicating that the same may be contemplated);

     (s) shall, to the extent not then arranged by Allelix, as soon as reasonably practicable after the Effective Date, cause Allelix to provide an ongoing indemnity to the Persons serving as Allelix directors and officers immediately before the Effective Time in accordance with the OBCA and the Allelix by-laws and obtain a directors and officers insurance policy on substantially the same terms as to coverage, deductibles and other terms as Allelix' existing directors and officers insurance, for a period of 7 years after the Effective Date covering acts and omissions occurring before the Effective Date, provided that the insured has provided to NPS such information as NPS shall require acting reasonably and such information is not inconsistent with the representations given by Allelix pursuant hereto. Allelix shall hold this covenant in trust for Persons who are its directors and officers immediately before the Effective Time;

     (t) shall, on the Effective Date, arrange for the listing of the NPS Common Shares on Nasdaq referred to in Section 5.3(c), which may be a standby listing for such Shares not issued immediately;

     (u) will, in a timely and expeditious manner and as soon as reasonably practicable:

          (i) prepare and file the NPS Information Circular with the applicable securities regulatory authorities in all jurisdictions where it is required to be filed and mailed in accordance with Applicable Law in all jurisdictions where it is required to be mailed complying in all material respects with all applicable legal requirements on the date of mailing; and

          (ii) conduct the NPS Meeting in accordance with the NPS by-laws and any instrument governing the Meeting and otherwise in accordance with Applicable Law;

     (v) will use reasonable efforts, and cause its Subsidiaries to use reasonable efforts, to preserve intact its business organization and goodwill and to maintain satisfactory relationships with suppliers, distributors, customers, partners and others which have business relationships with it or its Subsidiaries;

     (w) shall conduct its business, and cause its Subsidiaries' businesses to be conducted, only in, not take any action except in, and maintain its respective properties and facilities in, the usual, ordinary and regular course of business and consistent with past practice;

     (x) except as may be necessary to give effect to the transactions contemplated herein or with the prior written consent of Allelix, shall not, nor will it permit its Subsidiaries to, directly or indirectly, do or permit to occur any of the following:

          (i)   amend or propose to amend its charter documents;

          (ii) split, combine or reclassify any outstanding NPS Common Shares or declare, set aside or pay any dividend or other distribution payable in cash, stock, property or otherwise with respect to the NPS Common Shares;

          (iii) redeem, purchase or offer to purchase any NPS Common Shares or other NPS securities;

          (iv) reorganize, amalgamate or merge NPS with any other person, corporation, partnership or other business organization;

          (v)   reduce the stated capital of NPS;

          (vi) acquire or agree to acquire (by acquisition of securities or assets or otherwise) any corporation, partnership or other business organization or division or any assets or properties for consideration of more than $4,000,000 in total;

          (vii) incur or commit to incur any indebtedness for borrowed money or issue any debt securities except for the borrowing of working capital in the ordinary course of business and consistent with past practice; or

          (viii) enter into any agreement to sell, convey, transfer, assign or encumber any of its right, title or interest in any of its research, pre-clinical or clinical development programs having a cost equal to more than 30% of the cost of all such programs;

     (y) will cause the auditors of NPS to provide a comfort letter to Allelix in respect of the NPS financial statements and the information derived therefrom which is disclosed in the Information Circular and the NPS Information Circular;

     (z) will and will cause its Subsidiaries to use all reasonable commercial efforts to cause its current insurance (or re-insurance) policies not to be cancelled or terminated or any of the coverage thereunder to lapse, unless simultaneously with such termination, cancellation or lapse, replacement policies underwritten by insurance and re-insurance companies of national recognized standing providing coverage equal to or greater than the coverage under the cancelled, terminated or lapsed policies for substantially similar premiums are in full force and effect;

     (aa) will not, and will not permit its Subsidiaries to, declare any dividends or make any other distribution or repay, other than in the ordinary course of business, any outstanding indebtedness; and

     (bb) except with the prior written consent of Allelix, will and will cause its Subsidiaries to use all reasonable efforts to preserve intact their present business, licenses and permits and will not, nor will it permit its Subsidiaries, to enter into any transaction out of the ordinary course of business as hereinbefore conducted if the total obligations and commitments of NPS and its Subsidiaries thereunder exceeds $4,000,000.

6.6  NPS No Shop

     Without the prior written consent of Allelix, from and after the date hereof, NPS and its Subsidiaries will not, and will not authorize or permit any of their officers, directors, employees, financial advisors, representatives and agents ("Agents") to, directly or indirectly, solicit, initiate or encourage (including by way of furnishing information) or take any other action to facilitate any enquiries or the making of any proposal which constitutes or may reasonably be expected to lead to an NPS Acquisition Proposal (as defined herein) from any Person engaged in any discussions or negotiations relating thereto or accept any Acquisition Proposal; provided, however, that, notwithstanding any other provisions hereof, NPS may at any time engage in discussions or negotiations with a third party who (without any solicitation, initiation or encouragement, directly or indirectly, by NPS, any of its Subsidiaries or any Agents after the date hereof) seeks to initiate such discussions or negotiations and may furnish such third party information concerning NPS and its business, properties and assets if the NPS board of directors shall have concluded in good faith after considering Applicable Law and receiving the advice of counsel in writing or as recorded in the NPS board minutes to this effect, that such action is necessary for the board to act in a manner consistent with its fiduciary duties. "NPS Acquisition Proposal" means a written proposal or offer by any person to acquire not less than 20% of the NPS Common Shares (excluding NPS Common Shares referred to in Section 5.3(a) and (b) but including NPS Common Shares referred to in Section 5.3(c)) by business combination, sale of issued or treasury shares or tender or exchange offer or similar transaction including, without limitation, any single multi-step transaction or series of related transactions which is structured to permit the Person to acquire such NPS Common Shares. For certainty, NPS's obligations under this Section 6.6 shall terminate on the earlier of the Effective Date and the termination of this Agreement for any reason whatsoever.

                                   ARTICLE 7
                                  CONDITIONS

7.1  Mutual Conditions

     The obligations of Allelix and NPS to complete the transactions contemplated hereby are subject to fulfilment of the following conditions on or before the Effective Date or such other time as is specified below:

     (a) the Interim Order shall have been granted in form and substance satisfactory to Allelix and NPS, acting reasonably, on or before October 31, 1999 and shall not have been set aside or modified in a manner unacceptable to such parties on appeal or otherwise;

     (b) the Arrangement Resolution shall have been duly approved by the required majority, with or without amendment, in accordance with the Interim Order, on or before January 20, 2000;

     (c) each of the resolutions considered at the NPS Meeting shall have been duly approved by the required majority without amendment on or before January 20, 2000;

     (d) Allelix shall have obtained articles of continuance from the OBCA Director in form and substance satisfactory to Allelix and NPS, acting reasonably;

     (e) the Final Order shall have been granted in form and substance satisfactory to Allelix and NPS, acting reasonably, on or before January 31, 2000, and shall not have been set aside or modified in a manner unacceptable to such parties on appeal or otherwise;

     (f) the Articles of Arrangement relating to the Arrangement shall be in form and substance satisfactory to Allelix and NPS, acting reasonably;

     (g)  the Effective Date shall be on or before January 31, 2000;

     (h) (i) no act, action, suit or proceeding shall have been taken or be outstanding before or by any domestic or foreign court or tribunal or governmental agency or other regulatory authority or administrative agency or commission by any elected or appointed public official or private person (including, without limitation, any individual, corporation, firm, group or other entity) in Canada or elsewhere, whether or not having the force of law; and (ii) no law, regulation or policy shall have been proposed, enacted, promulgated or applied which, in either case, has effect, or may have effect, to cease trade, enjoin, or prohibit the acquisition by NPS of the Allelix Common Shares, or the right of NPS to own or exercise full rights of ownership of the Allelix Common Shares, or the issuance, pursuant to the Arrangement, of NPS Common Shares and Exchangeable Shares to the Allelix Shareholders;

     (i) there shall not exist any prohibition at law against NPS or Allelix and Allelix Shareholders consummating the Arrangement;

     (j) Allelix and NPS shall have obtained the consents, approvals and authorizations referred to in Section 3.18 and such other material consents, approvals and authorizations (if any), regulatory or otherwise, required or necessary in connection with the transactions contemplated herein on terms and conditions satisfactory to each of them, acting reasonably:

     (k) the Exchangeable Shares issuable pursuant to the Arrangement shall have been conditionally approved for listing on the TSE subject to the filing of the usual and customary documentation;

     (l) any required orders from applicable securities authorities authorizing the issue of the Exchangeable Shares shall have been obtained on terms satisfactory to NPS and Allelix, both acting reasonably;

     (m) there shall not have occurred any actual or threatened change (including a proposal by the Minister of Finance of Canada to amend the Income Tax Act (Canada) or any announcement, governmental or regulatory initiative, condition, event or development involving a change or a prospective change) that, in the judgment of NPS, acting reasonably, directly or indirectly, has or may have a Material Adverse Effect with respect to consummating the proposed transaction; and

     (n) holders of not more than 10% of Allelix's Common Shares shall have exercised Dissent Rights.

     (o) The foregoing conditions are for the mutual benefit of Allelix and NPS and may be waived, in whole or in part, by each of Allelix and NPS acting individually for its own interest at any time. If any of the said conditions precedent shall not be complied with or waived as aforesaid on or before the date required for the performance thereof, either Allelix or NPS may, in addition to the other remedies it may have at law or in equity, rescind and terminate this Agreement by written notice to the other party.

7.2  Allelix Conditions

     The obligation of Allelix to complete the transactions contemplated herein is subject to the fulfilment of the following conditions on or before the Effective Date or such other time as is specified below:

     (a) the representations and warranties made by NPS in this Agreement shall be true as of the Effective Date as if made on and as of such date and NPS shall have provided to Allelix the certificate of one senior officer of NPS certifying such accuracy on the Effective Date (and Allelix shall have no knowledge to the contrary);

     (b) NPS shall have provided Allelix with opinions of NPS Counsel (which, except for the opinion referred to in Section 7.2(b)(viii), may be the opinion of NPS' Vice President, Corporate Development and Legal Affairs) in form and substance satisfactory to Allelix, acting reasonably, dated the Effective Date (or such other date as Allelix and NPS may agree) and addressed to Allelix and Allelix Counsel to the effect that:

          (i) NPS is duly incorporated and validly existing under the laws of the jurisdiction of its incorporation and has the corporate power and authority to carry on any business now conducted by it;

          (ii) NPS has full corporate power and authority to enter into this Agreement and to perform its obligations hereunder;

          (iii) all necessary proceedings, corporate, regulatory or otherwise, of NPS have been taken to fully, validly and effectively authorize this Agreement and the transactions contemplated herein including the Arrangement, the performance by NPS of its obligations hereunder, and the execution and delivery by NPS of this Agreement and all documents delivered pursuant hereto;

          (iv) each NPS Common Share to be issued under the Arrangement will be authorized and reserved for issuance and, when so issued, will be validly issued and outstanding as a fully paid and non-assessable share in the capital of NPS;

          (v) the NPS Common Shares to be issued on exchange of an Exchangeable Share shall be immediately tradable upon Nasdaq;

          (vi) the execution and delivery by NPS of this Agreement and all documents delivered pursuant hereto, the performance by NPS of its obligations hereunder and thereunder and the consummation of the transactions contemplated herein and therein will not result in the breach of or violate any term or provision of the articles or by-laws of NPS;

          (vii) this Agreement has been duly executed and delivered by NPS and this Agreement and all agreements delivered pursuant to the terms hereof are valid and binding obligations of NPS enforceable against it in accordance with their respective terms, subject to enforceability being limited by applicable bankruptcy, insolvency, reorganization and other laws affecting creditors' rights generally and the discretionary nature of certain remedies (including specific performance and injunctive relief) and subject to the effectiveness of clauses providing rights of indemnity or exculpating a party or persons from a liability or a duty otherwise owed which may be limited by law; and

          (viii) the issuance of NPS Common Shares on exchange of an Exchangeable Share is exempt from the prospectus and registration requirements of the applicable securities laws in each applicable province and no filing, proceeding, consent or approval is required under such applicable law in connection with the issuance of such NPS Common Shares; and that the NPS Common Shares acquired on exchange of an Exchangeable Share will not be subject to restrictions on their resale in such provinces, other than trades from a control block and excluding any outstanding escrow agreements, and in giving such opinion, NPS Counsel may rely in respect of matters of fact, upon certificates of senior officers of NPS or any other appropriate persons; and in respect of matters governed by the laws of any jurisdiction other than Delaware and Utah, NPS Counsel may deliver the opinion of local counsel in such other jurisdiction;

    (c) the appointment of three Allelix directors, to be jointly designated by NPS and Allelix, acting reasonably, to the board of directors of NPS;

    (d) NPS shall have complied with its covenants herein and shall have provided to Allelix the certificate of a senior officer of NPS certifying that NPS has complied with its respective covenants herein and Allelix shall have no knowledge to the contrary;

    (e) between the date of the most recent public disclosure by NPS and the Effective Date, there shall not have occurred any Material Adverse Change with respect to NPS that is not attributable to a Material Adverse Change with respect to Allelix;

    (f) NPS, NPS Holdings and NPS - Allelix Inc. shall have entered into the Support Agreement; and

    (g) NPS, NPS Allelix Inc. and a trust company acceptable to NPS and Allelix, acting reasonably, shall have entered into the Voting and Exchange Trust Agreement.

     The foregoing conditions precedent are for the benefit of Allelix and may be waived, in whole or in part, by Allelix in writing at any time. If any of the conditions shall not be complied with or waived by Allelix on or before the date required for their performance then Allelix may, in addition to the other remedies it may have at law or equity, rescind and terminate this Agreement by written notice to NPS.

7.3  NPS Conditions

     The obligation of NPS to complete the transactions contemplated herein is subject to fulfilment of the following conditions on or before the Effective Date or such other time as specified below:

     (a) the representations and warranties made by Allelix in this Agreement shall be true as of the Effective Date as if made on and as of such date and Allelix shall have provided to NPS a certificate of the Chairman of the Board of Allelix and the Chief Executive Officer (or such other officer of Allelix that may be acceptable to NPS, acting reasonably) certifying such accuracy on the Effective Date (and NPS shall have no knowledge to the contrary);

    (b) Allelix shall have provided NPS with an opinion of Allelix Counsel in form and substance satisfactory to NPS, acting reasonably dated the Effective Date (or such other date as Allelix and NPS may agree) and addressed to NPS and NPS Counsel to the effect that:

          (i) Allelix and each of its material Subsidiaries are duly incorporated, amalgamated, continued or formed and existing under the laws of the jurisdiction of their respective incorporation or formation, as the case may be, and each has the power and authority to carry on any business now conducted by it;

          (ii) Allelix has full corporate power and authority to enter into this Agreement and to perform its obligations hereunder;

          (iii) all necessary proceedings, corporate, regulatory or otherwise, of Allelix have been taken to fully, validly and effectively authorize this Agreement and the transactions contemplated herein including the Arrangement, the performance by Allelix of its obligations hereunder, and the execution and delivery by Allelix of this Agreement and all documents delivered pursuant hereto;

          (iv) the execution and delivery by Allelix of this Agreement and all agreements delivered pursuant hereto, the performance by Allelix of its obligations hereunder and thereunder and the consummation of the transactions contemplated herein and therein will not result in the breach of or violate any term or provision of the articles or by-laws of Allelix; and

          (v) this Agreement has been duly executed and delivered by Allelix and this Agreement and all agreements delivered pursuant to the terms hereof are valid and binding obligations of Allelix enforceable against it in accordance with their respective terms, subject to enforceability being limited by applicable bankruptcy, insolvency, reorganization and other laws affecting creditors' rights generally and the discretionary nature of certain remedies (including specific performance and injunctive relief) and subject to the effectiveness of clauses providing rights of indemnity or exculpating a party or persons from a liability or a duty otherwise owed which may be limited by law, and in giving such opinion, Allelix Counsel may rely, in respect of matters of fact, upon certificates of senior officers of Allelix or any other appropriate persons; and in respect of matters governed by the laws of any jurisdiction other than Ontario, Quebec, Alberta, British Columbia or the laws of Canada applicable therein, Allelix Counsel may deliver the opinion of local counsel in such other jurisdiction;

     (c) Allelix shall have complied, in all material respects, with its covenants herein and Allelix shall have provided to NPS a certificate of the Chairman of the Board of Allelix and the Chief Executive Officer (or such other officer of Allelix that may be acceptable to NPS, acting reasonably) certifying that Allelix has complied with its covenants herein and NPS shall have no knowledge to the contrary;

     (d) the Interim Order, the Final Order and any required orders from the applicable Securities Commissions authorizing the issuance of the Exchangeable Shares shall have been obtained on terms satisfactory to NPS, acting reasonably;

     (e) between the date of the most recent public disclosure by Allelix, and the Effective Date, there shall not have occurred any Material Adverse Change with respect to Allelix;

     (f) the directors of Allelix and its Subsidiaries shall have tendered their resignations to be effective on the Effective Date.

     The foregoing conditions precedent are for the benefit of NPS and may be waived in whole or in part by NPS in writing at any time. If any of the said conditions shall not be complied with or waived by NPS on or before the date required for the performance thereof, NPS may, in addition to the other remedies it may have at law or equity, rescind and terminate this Agreement by written notice to Allelix.

                                   ARTICLE 8
                               FEES AND EXPENSES


8.1  Topping Fee

     In the event that:

     (a) Allelix breaches its covenants or agreements in this Agreement in any material respect;

     (b) NPS terminates this Agreement pursuant to Section 11.2(b); unless (i) the Board of Directors of Allelix shall have withdrawn or varied in a manner determined by NPS to be adverse to NPS its approval of this Agreement or the Arrangement or its unanimous recommendation to the Allelix Shareholders because of a Material Adverse Change affecting NPS and (ii) that such change is not attributable to a Material Adverse Change affecting Allelix;

     (c)  Allelix terminates this Agreement pursuant to Section 11.2(d);

     (d) (i) an Acquisition Proposal (provided that for the purposes of this Section 8.1(d), the reference to 10% of the Allelix Common Shares in the definition of "Acquisition Proposal" in Section 6.3(c) shall be deemed to be a reference to 20% of the Allelix Common Shares) is announced or made and is not withdrawn more than two business days prior to the date of the Allelix Meeting , (ii) the Allelix Shareholders do not approve the Arrangement at the Allelix Meeting; and (iii) a transaction involving the acquisition of a material portion of the assets of Allelix or one or more of its Subsidiaries or Allelix Common Shares so as to hold not less than 20% or more of the Allelix Common Shares outstanding shall be completed with the Person that made or announced the Acquisition Proposal or an affiliate of such Person within the 12 months following the date of the Allelix Meeting;

Allellix will pay NPS a fee of $2,000,000 in immediately available funds to an account designated by NPS within one business day following receipt of notice from NPS of particulars concerning such account.

8.2  Payment of Expenses

     If the Allelix Shareholders shall fail to approve the Arrangement at the Allelix Meeting except following a Material Adverse Change affecting NPS, then on the first business day following the Allelix Meeting subject to receipt of the documentation described below, Allelix shall reimburse NPS for out-of-pocket cost and expenses in connection with the transaction contemplated by this Agreement (against a copy of such documentation therefor as Allelix, acting reasonably, may request) to a maximum of $500,000.

8.3  NPS Break Fee

     In the event that:

     (a) NPS breaches a covenant or agreement on its part in this Agreement in any material respect; or

     (b) the holders of the NPS Common Shares do not approve the matters relating to the Arrangement considered at the NPS Meeting except following a Material Adverse Change affecting Allelix;

NPS will pay to Allelix a fee of $1,000,000 in immediately available funds to an account designated by Allelix within one business day following receipt of notice from Allelix of particulars concerning such account, provided that the amount of such fee shall be increased to $2,000,000 in the event that the NPS Board of Directors shall have withdrawn or varied in a manner determined by Allelix to be adverse to Allelix their unanimous recommendation to holders of NPS Common Shares, otherwise than because of a Material Adverse Change affecting Allelix.



                                   ARTICLE 9
                                   AMENDMENT

9.1  Amendment

     This Agreement may, at any time and from time to time before or after the holding of the Allelix Meeting, be amended by written agreement of the parties hereto without further notice to or authorization on the part of their respective shareholders, and any such amendment may, without limitation:

     (a) change the time for performance of any of the obligations or acts of the parties hereto;

     (b) waive any inaccuracies or modify any representation contained herein or in any document delivered pursuant hereto;

     (c) waive compliance with or modify any of the covenants herein contained and waive or modify performance of any of the obligations of the parties hereto; and

     (d) waive compliance with or modify any conditions precedent herein contained;

provided that, notwithstanding the foregoing, the number of Exchangeable Share which the holders of Allelix Common Shares shall have the right to receive on the Arrangement may not be reduced without the approval of the Allelix Shareholders given in the same manner as required for the approval of the Arrangement or as may be ordered by the Court.

9.2    Mutual Understanding Regarding Amendments

       (a) The parties will continue, from and after the date hereof and through and including the Effective Date, to use their respective reasonable efforts to maximize present and future financial and tax planning opportunities for the holders of Allelix securities, and for NPS and for Allelix as and to the extent that the same shall not prejudice any party or its security holders. The parties will ensure that such planning activities do not impede the progress of the Arrangement in any material way.

       (b) The parties agree that if either party shall propose any amendment or amendments to this Agreement or to the Plan of Arrangement, the other will act reasonably in considering such amendment and if the other and its shareholders are not prejudiced by reason of any such amendment the other will co-operate in a reasonable fashion with the other party, so that such amendment can be effected subject to Applicable Law and the rights of the security holders.

                                  ARTICLE 10
                        CONFIDENTIALITY AND STANDSTILL

10.1   Confidentiality

       Each of NPS and Allelix acknowledges and agrees that it will not use Confidential Information for any purpose whatsoever other than for purposes specifically relating to evaluation of the proposed transaction, and that any Confidential Information provided to a party hereto (the "receiving party") in written form shall be returned to the party supplying the same (the "supplier") forthwith upon this Agreement being terminated and for greater certainty, it is understood and agreed by each of the receiving parties that no written materials, reproductions, extracts, typed or hand written notes or memorandums made from, or relating in any way to, the Confidential Information shall be retained by such parties after the termination of this Agreement and forthwith upon any such occurrence, all such materials, extracts, notes and memorandums shall be destroyed unless returned to the supplier as aforesaid, and the receiving party shall, forthwith upon the request of the supplier, provide a statutory declaration as to that fact, from an officer.

       The receiving party hereby undertakes and agrees with the supplier that such receiving party shall keep such Confidential Information in strict confidence, and shall not disclose any such Confidential Information to any third party or parties whatsoever except in strict accordance herewith. Disclosure of the Confidential Information may be made by or on behalf of the receiving party to its employees and professional advisors who have a need to know such Confidential Information for purposes of considering the making of a bona fide evaluation of the proposed transaction, provided that all such persons agree to keep such information confidential and to be bound by this Agreement to the same extent as if they were parties hereto. Disclosure of the Confidential Information may be made by or on behalf of the receiving party, or any other party to whom disclosure has been made in accordance herewith, if required by law, provided however, that forthwith upon receipt of any such request or order for such disclosure, the receiving party or such other party to whom the request for disclosure is made, shall forthwith notify the supplier that a request has been made for disclosure in order that the supplier may seek any appropriate protective order or waive compliance by the receiving party with the provision of this Agreement. The receiving party further agrees that, if in the absence of a protective order or the receipt of a waiver from the supplier, the receiving party is nonetheless, in the reasonable opinion of its counsel, compelled to disclose any Confidential Information to any tribunal or else stand liable for contempt or suffer other censure or penalty, the receiving party may disclose only that portion of the Confidential Information that it is legally required to so disclose to such tribunal without liability hereunder.

       The restrictions on the use and disclosure of the Confidential Information set forth in this Agreement shall not apply if:

       (a) the Confidential Information is or becomes publicly available other than through a breach of this Agreement by either party to whom disclosure is made in accordance herewith;

       (b) the Confidential Information is subsequently lawfully obtained without secrecy obligation from a third party or parties not in a contractual or fiduciary relationship with any member of the receiving party, other than through a breach of this Agreement, provided that written supporting documentation confirming the lawful authority of such third party or parties to disclose the Confidential Information is provided to the supplier;

       (c) the Confidential Information was known by the receiving party or other parties prior to the time at which disclosure of such Confidential Information was made to the receiving party or such other parties in accordance herewith, provided that written supporting documentation confirming that fact is provided to the supplier; or

       (d) the written consent of the supplier is given prior to any such use or disclosure being made.

       Each party agrees that it would be difficult to measure the damage to the other party from the breach of such party's obligations under this Section 10.1, that injury to the other party from any such breach would be impossible to calculate, and that monetary damages would therefore be an inadequate remedy; accordingly, each party agrees that the other party shall be entitled, in addition to all other remedies it might have, to injunctions or other appropriate orders to restrain any such breach without showing or providing any actual damage or posting any bond or other security in connection with such remedy.

10.2   Standstill

       Each of NPS and Allelix hereby agrees that, unless an offer to acquire beneficial ownership of all or a material portion of the assets of the other party (including shares of Subsidiaries) or one or more of its Subsidiaries or not less than 20% of the common shares of the other party pursuant to a transaction to be considered at a meeting of security holders requisitioned by a security holder of such other party or pursuant to a take over bid, tender offer, exchange offer or similar transaction involving the other party, is made and not withdrawn at the time the conduct otherwise prohibited by this Section 10.2 has commenced (whether during the term of this Agreement or thereafter), neither it nor any affiliate of it (regardless of whether an affiliate on the date hereof) will, prior to June 27, 2000, without the prior written consent of the other party:

       (a) acquire, offer to acquire or agree to acquire, directly or indirectly, by purchase or otherwise, individually or jointly or in concert with any other person (as that expression is used in the Securities Act (Ontario) any voting securities, or securities convertible into or exchangeable for voting securities, of the other party; or

       (b) directly or indirectly make, or in any way participate in, any solicitation of proxies to vote, or seek to advise or influence any other person with respect to the voting of any voting securities of the other party; or

       (c) form, join or in any way participate in a "group" within the meaning of Section 13(d)(3) of the United States Securities Exchange Act of 1934, as amended, with respect to any voting securities of the other party; or

       (d) otherwise act alone or in concert with others to seek to control the management, directors or corporate policies of the other party; or

       (e) engage in any discussions or negotiations, enter into any agreement or submit a proposal for, or offer (with or without condition) any business combination or extraordinary transaction involving the other party or any affiliate of the other party or any of their respective securities or assets; or

       (f) make any public announcement of any intention to do or take any of the foregoing.

                                  ARTICLE 11
                                    GENERAL

11.1   Expenses

       Except as provided for in Article 8 hereof, each party hereto covenants and agrees to bear its own costs and expenses in connection with the transactions contemplated hereby.

11.2   Termination

       This Agreement may be terminated by:

       (a) the delivery by one party to another of a written notice stating that a condition precedent for the benefit of the party initiating such notice has not been fulfilled or satisfied within the time contemplated by this Agreement and that this Agreement is accordingly terminated;

       (b) NPS if the Board of Directors of Allelix shall have withdrawn or varied in a manner determined by NPS to be adverse to NPS, its approval of this Agreement or the Arrangement or its unanimous recommendation to the Allelix Shareholders;

       (c) Allelix if the NPS board of directors shall have withdrawn their unanimous recommendation to the holders of the NPS Common Shares to vote in favour of the resolutions contemplated in this Agreement to be considered at the NPS Meeting;

       (d) Allelix in order to enter into a definitive written agreement with respect to a Superior Proposal, subject to compliance with Section
            6.3 and the payment of any fee required to be paid to NPS pursuant to Section 8.1.

       (e) by the mutual agreement of NPS and Allelix (without further action on the part of the Allelix Shareholders if terminated after the holding of the Allelix Meeting);

       (f) by either NPS or Allelix, if there shall be passed any law or regulation that makes consummation of the transactions contemplated by the Arrangement Agreement illegal or otherwise prohibited or if any injunction, order or decree enjoining NPS or Allelix from consummation of the transactions contemplated by the Arrangement Agreement is entered and such injunction, order or decree shall become final and non-applicable;

provided, however, nothing in this clause shall relieve a party from any obligations that accrue prior to the date of termination nor shall it relieve a party from any obligation under Article 10. Further, the obligations of Allelix to NPS contained in Article 10 hereof shall survive termination of this Agreement.

11.3   Notices

       Any notice, request, consent, waiver, direction or other communication required or permitted to be given under this Agreement by a party to any other party shall be deemed to have been duly given and made, if in writing and if served by personal delivery upon the party for whom it is intended or delivered, by registered or certified mail, return receipt requested, or if sent by telecopier, upon receipt to the person at the address set forth below, or such other address as may be designated in writing hereafter, in the same manner, by such person.

       The address for service of each of the parties hereto shall be as follows:

       (a) if to Allelix:

               Allelix Biopharmaceuticals Inc.
               6850 Goreway Drive

               Mississauga, ON L4V 1V7

               Attention: John R. Evans/Paul J. Van Damme/James R. Howard-Tripp Telecopier No.: 905-677-1037

           with a copy to:

               Stikeman, Elliott
               Commerce Court West
               Suite 5300
               PO Box 5300
               Toronto, ON M5L 1B9

               Attention:  Robert W.A. Nicholls
               Telecopier No.:  416-947-0866



       (b) if to NPS:

               NPS Pharmaceuticals, Inc.
               420 Chipeta Way
               Salt Lake City, UT 84108

               Attention: Hunter Jackson
               Telecopier No.: 801-583-4961

           with a copy to:

               James U. Jensen
               Telecopier No.: 801-583-4961

           with a copy to:

               Blake, Cassels & Graydon
               Commerce Court West
               2800 - 199 Bay Street
               PO Box 25
               Toronto, ON M5L 1A9
               Attention: J. Rob Collins
               Telecopier No.: 416-863-2653

11.4   Time of Essence
       Time shall be of the essence in this Agreement.

11.5   Entire Agreement

       This Agreement constitutes the entire agreement and supersedes all other prior agreements and undertakings, both written and oral, among the parties with respect to the subject matter hereof.

11.6   Severability

       If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated and the parties shall negotiate in good faith to modify this Agreement to preserve each party's anticipated benefits under this Agreement.

11.7   Announcements

       Except as otherwise provided in this Agreement, unless required by Applicable Law, no party to this Agreement shall make any public or private announcement or communications in respect of the Arrangement (including, without limitation, the existence of this Agreement or that any investigation, discussions or negotiations are taking place concerning the evaluation of the parties hereto or the proposed transaction) unless the prior consent of the announcement is obtained from both parties, such consent not to be unreasonably withheld.

11.8   Further Assurances

       Subject to the conditions herein provided, each of the parties hereto agrees to use all reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective as promptly as is practicable the proposed transaction, including the execution and delivery of such documents as the other party hereto may reasonably require, and use of best efforts to obtain all necessary waivers, consents and approvals and the effecting of all necessary registrations and filings, including, but not limited to, filings under applicable laws and submissions of information requested by governmental authorities. Each of the parties hereto, where appropriate, shall reasonably cooperate with the other party in taking such actions. Without limiting the generality of the foregoing, in the event any provision of the Arrangement is not capable of being carried out under the CBCA or the OBCA as provided hereby, the parties agree to take all such commercially reasonable action as may be necessary to have such provision carried out under whichever statute will facilitate implementation of the provision.

11.19  Governing Law

       This Agreement shall be governed by, and be construed in accordance with, the laws of the Province of Ontario and the laws of Canada applicable therein but the reference to such laws shall not, by conflict of laws rules or otherwise, require the application of the law of any jurisdiction other than the Province of Ontario. Each party hereto hereby irrevocably attorns to the jurisdiction of the Courts of the Province of Ontario in respect of all matters arising under or in relation to this Agreement.

11.10  Execution in Counterparts

       This Agreement may be executed in identical counterparts, each of which is and is hereby conclusively deemed to be an original and the counterparts collectively are to be conclusively deemed to be one instrument.

11.11  Waiver

       No waiver by any party hereto shall be effective unless in writing and any waiver shall affect only the matter, and the occurrence thereof, specifically identified and shall not extend to any other matter or occurrence.

11.12  Enurement and Assignment

       This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns and is not intended to confer upon any other person any rights or remedies hereunder. This Agreement may not be assigned by operation of law or otherwise, except that NPS may assign all or any portion of its rights under this Agreement to any direct or indirect wholly-owned subsidiary of NPS, but no such assignment shall relieve NPS of its obligations hereunder.

11.13  Subsidiary Covenants

          To the extent any representations, warranties, covenants or agreements contained herein relate, directly or indirectly, to a Subsidiary of any party, each such provision shall be construed as a covenant by such party to cause (to the fullest extent to which it is legally capable) such Subsidiary to perform the required action.

          To the extent any representations, warranties, covenants or agreements contained herein relate, directly or indirectly, to a Subsidiary of any party, each such provision shall be construed as a covenant by such party to cause (to the fullest extent to which it is legally capable) such Subsidiary to perform the required action.

     IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the date first above written.

                                ALLELIX BIOPHARMACEUTICALS INC.



                                By:    /s/ Paul J. Van Damme
                                       -----------------------------------
                                Name:  Paul J. Van Damme
                                Title: Senior Vice President and CFO

                                I/We have authority to bind the Corporation


                                NPS PHARMACEUTICALS, INC.


                                By:    /s/ Hunter Jackson
                                       -----------------------------------
                                Name:  Hunter Jackson
                                Title: Chairman and CEO



                                By:    /s/ James U. Jensen
                                       -----------------------------------
                                Name:  James U. Jensen
                                Title: Vice President, Corporate Development
                                       and Legal Affairs


                                I/We have authority to bind the Corporation

                                  SCHEDULE A

                              PLAN OF ARRANGEMENT
                               UNDER SECTION 192
                    OF THE CANADA BUSINESS CORPORATIONS ACT
                                      AND
                               UNDER SECTION 182
                  OF THE BUSINESS CORPORATIONS ACT (ONTARIO)



                                INTERPRETATION

     Definitions

          In this Plan of Arrangement, unless there is something in the subject matter or context inconsistent therewith, the following terms shall have the respective meanings set out below and grammatical variations of such terms shall have corresponding meanings:

     "Allelix" means Allelix Biopharmaceuticals Inc.;

     "Allelix Common Shares" means the common shares of Allelix;

     "Allelix Meeting" means the special meeting of the holders of the Allelix Common Shares, as ordered by the Interim Order, to consider and, if determined advisable, approve the repricing of certain Allelix Options as approved by the Allelix board of directors on April 15, 1999 to consider and, if determined advisable, approve the continuance of Allelix under the OBCA and to consider and, if determined advisable, approve the Arrangement;

     "Allelix Options" means the options to purchase Allelix Common Shares issued from time to time prior to the date hereof pursuant to the Allelix Stock Option Plan;

     "Allelix Preferred Shares" means the preferred share, series 1 shares of Allelix;

     "Allelix Warrants" means the warrants to purchase Allelix Common Shares issued from time to time;

     "Arrangement" means an arrangement under Section 192 of the CBCA and
     Section 182 of the OBCA on the terms and subject to the conditions set out in this Plan of Arrangement, subject to any amendments or variations thereto made in accordance with the Arrangement Agreement or Article 6 of this Plan of Arrangement or made at the direction of the Court in the Final Order;

     "Arrangement Agreement" means the agreement made as of the 27th day of September, 1999, as amended, between NPS and Allelix providing for, among other things, the Arrangement;

     "Arrangement Resolution" means the special resolution in respect of the Arrangement to be considered by the holders of Allelix Common Shares at the Allelix Meeting;

     "Articles of Arrangement" means the articles of arrangement of Allelix in respect of the Arrangement that are required by the OBCA to be sent to the Director after the Final Order is made;

     "Business Day" means any day on which commercial banks are generally open for business in Toronto, Canada and Salt Lake City, Utah, other than a Saturday, a Sunday or a day observed as a holiday in Salt Lake City, Utah under the laws of the State of Utah or the federal laws of the United States of America or in Toronto, Canada under the laws of the Province of Ontario or the federal laws of Canada;

     "Canadian Resident" means a resident of Canada for purposes of the ITA;

     "CBCA" means the Canada Business Corporations Act, as amended;

     "Certificate" means the certificate of arrangement giving effect to the Arrangement, issued pursuant to subsection 183(2) of the OBCA after the Articles of Arrangement have been filed;

     "Circular" means the notice of the Allelix Meeting and accompanying management information circular, including all appendices thereto, to be sent to holders of Allelix Common Shares in connection with the Allelix Meeting;

     "Continuance" means the continuance of Allelix under the OBCA, pursuant to
     Section 188 of the CBCA, if authorized by the passing of the Continuance Resolution by the holders of Allelix Common Shares at the Allelix Meeting;

     "Continuance Resolution" means the special resolution in respect of the Continuance to be considered by the holders of Allelix Common Shares at the Allelix Meeting;

     "Court" means the Ontario Superior Court of Justice;

     "Current Market Price" has the meaning ascribed thereto in the Exchangeable Share Provisions;

     "Depositary" means the depositary selected by NPS and Allelix, acting reasonably;

     "Director" mean the Director appointed pursuant to Section 278 of the OBCA;

     "Dissent Rights" has the meaning ascribed thereto in Section 3.1;

     "Dissenting Shareholder" means a holder of Allelix Common Shares who dissents in respect of the Arrangement in strict compliance with the Dissent Rights;

     "Dividend Amount" means the amount of all declared and unpaid dividends on an Exchangeable Share held by a holder on any dividend record date which occurred prior to the date of purchase or redemption of such share by NPS Allelix Inc. or NPS Holdings from such holder;

     "Effective Date" means the date shown on the Certificate;

     "Effective Time" means 12:01 a.m. (Toronto time) on the Effective Date;

     "Election Deadline" means 5:00 p.m. (local time) at the place of deposit on the date which is two Business Days prior to the date of the Allelix Meeting;

     "Exchange Ratio" means 0.3238, subject to adjustment, if any, as provided in Section 2.4;

     "Exchangeable Elected Share" means any Allelix Common Share held by a Canadian Resident that the holder thereof shall have elected, in a duly completed Letter of Transmittal and Election Form deposited with the Depositary no later than the Election Deadline, to transfer to NPS - Allelix Inc. under the Arrangement for a fraction of an Exchangeable Share equal to the Exchange Ratio or that is deemed to be an Exchangeable Elected Share pursuant to Section 2.2(c);

     "Exchangeable Shares" means the non-voting exchangeable shares in the capital of NPS - Allelix Inc., having substantially the rights, privileges, restrictions and conditions set out in the Exchangeable Share Provisions;

     "Exchangeable Share Provisions" means the rights, privileges, restrictions and conditions attaching to the Exchangeable Shares, which rights, privileges, restrictions and conditions shall be substantially as set out in Appendix 1 hereto;

     "Final Order" means the final order of the Court approving the Arrangement as such order may be amended by the Court at any time prior to the Effective Date or, if appealed, then, unless such appeal is withdrawn or denied, as affirmed;

     "Government Entity" means any (a) multinational, federal, provincial, state, regional, municipal, local or other government, governmental or public department, central bank, court, tribunal, arbitral body, commission, board, bureau or agency, domestic or foreign, (b) any subdivision, agent, commission, board, or authority of any of the foregoing, or (c) any quasi-governmental or private body exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing;

     "holders" means, when used with reference to the Allelix Common Shares, the holders of Allelix Common Shares shown from time to time in the register maintained by or on behalf of Allelix in respect of the Allelix Common Shares and, when used with reference to the Exchangeable Shares, means the holders of Exchangeable Shares shown from time to time in the register maintained by or on behalf of NPS - Allelix Inc. in respect of the Exchangeable Shares;

     "Interim Order" means the interim order of the Court, as the same may be amended, in respect of the Arrangement, as contemplated by Section 2.2 of the Arrangement Agreement;

     "ITA" means the Income Tax Act (Canada), as amended;

     "Letter of Transmittal and Election Form" means the letter of transmittal and election form for use by holders of Allelix Common Shares, in the form accompanying the Circular;

     "Liquidation Amount" has the meaning ascribed thereto in the Exchangeable Share Provisions;

     "Liquidation Call Purchase Price" has the meaning ascribed thereto in
     Section 5.1(a);

     "Liquidation Call Right" has the meaning ascribed thereto in Section
     5.1(a);

     "Liquidation Date" has the meaning ascribed thereto in the Exchangeable Share Provisions;

     "Meeting Date" means the date of the Allelix Meeting;

     "Nasdaq" means the National Association of Securities Dealers Automated Quotation System;

     "NPS" means NPS Pharmaceuticals, Inc.;

     "NPS - Allelix Inc." means NPS - Allelix Inc. to be incorporated under the British Columbia Companies Act as a wholly-owned subsidiary of NPS Holdings;

     "NPS Common Shares" means the shares of common stock in the capital of NPS;

     "NPS Control Transaction" has the meaning ascribed thereto in the Exchangeable Share Provisions;

     "NPS Elected Share" means any Allelix Common Share (other than an Allelix Common Share held by NPS or an affiliate thereof) held by a Canadian Resident that the holder thereof shall have elected, in a duly completed Letter of Transmittal and Election Form deposited with the Depositary no later than the Election Deadline, to transfer to NPS - Allelix Inc. under the Arrangement for a fraction of a NPS Common Share equal to the Exchange Ratio, or that is deemed to be an NPS Elected Share pursuant to Sections 2.2(c) or 2.3(a);

     "NPS Holdings" means NPS Holdings Limited, a company to be incorporated under the British Columbia Companies Act as a wholly-owned subsidiary of NPS;

     "NPS Trading Price" means the average of the bid and ask prices of NPS Common Shares on Nasdaq during a period of twenty consecutive trading days ending on the Business Day immediately preceding the Effective Date;

     "OBCA" means the Business Corporations Act (Ontario), as amended;

     "Person" includes any individual, firm, partnership, joint venture, venture capital fund, limited liability company, unlimited liability company, association, trust, trustee, executor, administrator, legal personal representative, estate, group, body corporate, corporation, unincorporated association or organization, Government Entity, syndicate or other entity, whether or not having legal status;

     "Preference Shares" means the 100 preference shares in the capital of NPS - Allelix Inc. having substantially the rights, privileges, restrictions and conditions set forth in Appendix 2 hereto;

     "Redemption Call Purchase Price" has the meaning ascribed thereto in
     Section 5.2(a);

     "Redemption Call Right" has the meaning ascribed thereto in Section 5.2(a);

     "Redemption Date" has the meaning ascribed thereto in the Exchangeable Share Provisions;

     "Replacement Option" has the meaning ascribed thereto in Section 2.2(e);

     "Replacement Warrant" has the meaning ascribed thereto in Section 2.2(d);

     "Special Voting Share" means the share of NPS Special Voting Preferred Stock having substantially the rights, privileges, restrictions and conditions described in the Voting and Exchange Trust Agreement;

     "Transfer Agent" means the transfer agent to be chosen by NPS and Allelix to act as transfer agent of the Exchangeable Shares;

     "Trustee" means the trustee to be chosen by NPS and Allelix to act as trustee under the Voting and Exchange Trust Agreement, being a corporation organized and existing under the laws of Canada and authorized to carry on the business of a trust company in all the provinces of Canada, and any successor trustee appointed under the Voting and Exchange Trust Agreement;

     "Voting and Exchange Trust Agreement" means an agreement to be made among NPS, NPS - Allelix Inc. and the Trustee in connection with the Plan of Arrangement.


          Sections and Headings

          The division of this Plan of Arrangement into sections and the insertion of headings are for reference purposes only and shall not affect the interpretation of this Plan of Arrangement. Unless otherwise indicated, any reference in this Plan of Arrangement to a section or an appendix refers to the specified section of or appendix to this Plan of Arrangement.

          Number, Gender and Persons

          In this Plan of Arrangement, unless the context otherwise requires, words importing the singular number include the plural and vice versa and words importing any gender include all genders.


                                  ARRANGEMENT

          Binding Effect

          This Plan of Arrangement will become effective at, and be binding at and after, the Effective Time on (i) Allelix, (ii) NPS, NPS Holdings and NPS - Allelix Inc., (iii) all holders of Allelix Common Shares, (iv) all holders of Exchangeable Shares, and (v) all holders of Allelix Options and Allelix Warrants.

          Arrangement

          Commencing at the Effective Time, the following shall occur and shall be deemed to occur in the following order without any further act or formality:

          each NPS Elected Share will be transferred by the holder thereof, without any act or formality on its part, to NPS - Allelix Inc. in exchange for a fraction of a fully-paid and non-assessable NPS Common Share equal to the Exchange Ratio, and the name of each such holder will be removed from the register of holders of Allelix Common Shares and added to the register of holders of NPS Common Shares and NPS - Allelix Inc. will be recorded as the registered holder of such Allelix Common Shares so exchanged and will be deemed to be the legal and beneficial owner thereof;

          each Exchangeable Elected Share will be transferred by the holder thereof, without any act or formality on its part, to NPS - Allelix Inc. in exchange for a fraction of a fully-paid and non-assessable Exchangeable Share equal to the Exchange Ratio, and the name of each such holder will be removed from the register of holders of Allelix Common Shares and added to the register of holders of Exchangeable Shares and NPS - Allelix Inc. will be recorded as the registered holder of such Allelix Common Shares so exchanged and will be deemed to be the legal and beneficial owner thereof;

          each Allelix Common Share in respect of which a duly completed Letter of Transmittal and Election Form has not been deposited with the Depositary on or prior to the Election Deadline (other than (i) Allelix Common Shares held by Dissenting Shareholders who are ultimately entitled to be paid the fair value of the Allelix Common Shares held by them and (ii) Allelix Common Shares held by NPS or any affiliate thereof which shall not be exchanged under this Arrangement and shall remain outstanding as Allelix Common Shares held by NPS or any affiliate thereof), (A) in the case of a holder of Allelix Common Shares whose address as shown in the register of Allelix Common Shares as of the close of business (Toronto time) on the day preceding the Effective Date is in Canada will be deemed to be an Exchangeable Elected Share and will be transferred by the holder thereof, without any act or formality on its part, to NPS - Allelix Inc. in exchange for that number of fully paid and non-assessable Exchangeable Shares equal to the Exchange Ratio, and the name of each such holder of Allelix Common Shares will be removed from the register of holders of Allelix Common Shares and added to the register of holders of Exchangeable Shares and NPS - Allelix Inc. will be recorded as the registered holder of such Allelix Common Shares so exchanged and will be deemed to be the legal and beneficial owner thereof, and (B) in the case of a holder of Allelix Common Shares whose address as shown in the register of Allelix Common Shares as of the close of business (Toronto time) on the day preceding the Effective Date is not in Canada will be deemed to be a NPS Elected Share and will be transferred by the holder thereof, without any act or formality on its part, to NPS - Allelix Inc. in exchange for a fraction of a fully-paid and non-assessable NPS Common Share equal to the Exchange Ratio, and the name of each such holder will be removed from the register of holders of Allelix Common Shares and added to the register of holders of NPS Common Shares and NPS - Allelix Inc. will be recorded as the registered holder of such Allelix Common Shares so exchanged and will be deemed to be the legal and beneficial owner thereof;

          in accordance with the terms of the Allelix Warrants, after the Effective Time, a holder of Allelix Warrants shall be entitled, upon the exercise of such warrants, to receive in lieu of the number of Allelix Common Shares to which such holder was theretofore entitled to receive upon such exercise, that aggregate number of Exchangeable Shares or NPS Common Shares, as applicable, that such holder would have been entitled to receive under the Plan of Arrangement if such holder had been the registered holder of that number of Allelix Common Shares that such holder was theretofore entitled to receive if all such holder's Allelix Warrants had been exercised immediately prior to the Effective Time;

          in accordance with the terms of the Allelix Options, after the Effective Time, a holder of Allelix Options shall be entitled, upon the exercise of such options, to receive in lieu of the number of Allelix Common Shares to which such holder was theretofore entitled to receive upon such exercise, that aggregate number of Exchangeable Shares or NPS Common Shares, as applicable, that such holder would have been entitled to receive under the Plan of Arrangement if such holder had been the registered holder of that number of Allelix Common Shares that such holder was theretofore entitled to receive if all such holder's Allelix Options had been exercised immediately prior to the Effective Time; and

          NPS shall issue to and deposit with the Trustee the Special Voting Share, in consideration of the payment to NPS of U.S. $1, to be thereafter held of record by the Trustee as trustee for and on behalf of, and for the use and benefit of, the holders of the Exchangeable Shares in accordance with the Voting and Exchange Trust Agreement.

          Elections

          Each Person who, at or prior to the Election Deadline, is a holder of record of Allelix Common Shares will be entitled, with respect to all or a portion of such shares, to make an election at or prior to the Election Deadline to receive Exchangeable Shares or NPS Common Shares, or a combination thereof, in exchange for such holder's Allelix Common Shares on the basis set forth herein and in the Letter of Transmittal and Election Form; provided that, notwithstanding anything to the contrary herein, a holder of Allelix Common Shares who is not a Canadian Resident will not be entitled to elect to receive Exchangeable Shares and any such election otherwise made by any such holder shall be and be deemed to be an election to receive a NPS Elected Share.

          Each Person who, at or prior to the Election Deadline, is a holder of record of Allelix Common Shares and who is Canadian Resident, other than a holder who is exempt from tax under the ITA, who has elected (or is deemed to have elected) to receive Exchangeable Shares shall be entitled to make an income tax election pursuant to subsection 85(l) of the ITA or, if the holder is a partnership, subsection 85(2) of the ITA (and in each case, where applicable, the analogous provisions of provincial income tax law) with respect to the transfer of its Allelix Common Shares to NPS - Allelix Inc. by providing two signed copies of the necessary prescribed election forms to the Depositary within 90 days following the Effective Date, duly completed with the details of the number of Allelix Common Shares transferred and the applicable agreed amounts for the purposes of such elections. Thereafter, subject to the election forms being correct and complete and complying with the provisions of the ITA (and applicable provincial income tax law), the forms will be signed by NPS - Allelix Inc. and returned to such holder within 30 days after the receipt thereof by the Depositary for filing with Revenue Canada (or the applicable provincial taxing authority). NPS - Allelix Inc. will not be responsible for the proper completion of any election form and, except for NPS - Allelix Inc.'s obligation to return duly completed election forms which are received by the Depositary within 90 days of the Effective Date, within 30 days after the receipt thereof by the Depositary, NPS - Allelix Inc. will not be responsible for any taxes, interest or penalties resulting from the failure by a holder of Allelix Common Shares to properly complete or file the election forms in the form and manner and within the time prescribed by the ITA (or any applicable provincial legislation). In its sole discretion, NPS - Allelix Inc. may choose to sign and return an election form received more than 90 days following the Effective Date, but NPS - Allelix Inc. will have no obligation to do so.

2.4    Adjustments to Exchange Ratio

       The Exchange Ratio shall be adjusted to reflect fully the effect of any stock split, reverse split, stock dividend (including any dividend or distribution of securities convertible into NPS Common Shares or Allelix Common Shares other than stock dividends paid in lieu of ordinary course dividends), reorganization, recapitalization or other like change with respect to NPS Common Shares or Allelix Common Shares occurring after the date of the Arrangement Agreement and prior to the Effective Time.

                               RIGHTS OF DISSENT

          General

          Notwithstanding Article 2, each holder of Allelix Common Shares is entitled to dissent from the Arrangement Resolution and to be paid by Allelix the fair value of the Allelix Common Shares held by such holder in respect of which such holder dissents, determined as of the day before the date on which the Arrangement Resolution is passed (the "Dissent Right"), provided that (i) such holder gives written notice of his, her or its dissent ("Notice of Dissent") to Allelix by depositing such notice of dissent with Allelix, or mailing it to Allelix by registered mail, at its head office at 6850 Goreway Drive, Mississauga, Ontario, L4V 1V7, marked to the attention of the Corporate Secretary in all cases not later than 48 hours before the Allelix Meeting and which otherwise complies with Section 185 of the OBCA as modified by the Interim Order, and (ii) such holder shall not have voted any of its Allelix Common Shares in favour of the Arrangement Resolution at the Allelix Meeting in person or by proxy.

          Treatment of Dissenting Shareholders

          A holder of Allelix Common Shares who:

          properly exercises the Dissent Right by complying with all of the procedures (the "Dissent Procedures") required to be complied with by a Dissenting Shareholder, will:

          (i)    be bound by the provisions of this Article 3,

          (ii)   be deemed not to have participated in the Arrangement, and

          (iii) cease to have any rights as a holder of Allelix Common Shares other than the right to be paid the fair value of the Allelix Common Shares by Allelix in accordance with the Dissent Procedures, or seeks to exercise the Dissent Right, but:

          (i) who for any reason does not properly fulfil each of the Dissent Procedures required to be completed by a Dissenting Shareholder, or

          (ii) subsequent to giving its Notice of Dissent, acts inconsistently with such dissent,

          will be deemed to have participated in the Arrangement on the same basis as each holder of Allelix Common Shares and shall receive such number of NPS Common Shares or Exchangeable Shares as it is entitled to on the basis determined in accordance with Section 2;

          validly exercises the rights of dissent provided for under Section 190 of the CBCA in respect of the Continuance Resolution will:

          (i) be deemed not to have participated in the Continuance or the Arrangement, and

          (ii) cease to have any rights as a holder of Allelix Common Shares other than the right to be paid the fair value of the Allelix Common Shares by Allelix in accordance with Section 190 of the CBCA, or seeks to exercise the rights of the dissent provided for under Section 190 of the CBCA in respect of the Continuance Resolution, but:

          (i) who for any reason does not properly fulfil each of the dissent procedures required to be completed by a dissenting shareholder; or

          (ii) subsequent to giving its notice of dissent as provided for under Section 190 of the CBCA, acts inconsistently with such dissent, will be deemed to have participated in the Continuance and the Arrangement on the same basis as each holder of Common Shares and shall receive such number of NPS Common Shares or Exchangeable Shares as they are entitled to on the basis determined in accordance with
          Section 2.



                       CERTIFICATES AND FRACTIONAL SHARES

          Issuance of Certificates Representing Exchangeable Shares

          At or promptly after the Effective Time, NPS - Allelix Inc. shall deposit with the Depositary, for the benefit of the holders of Allelix Common Shares who will receive Exchangeable Shares in connection with the Arrangement, certificates representing that number of whole Exchangeable Shares to be delivered pursuant to Section 2.2 upon the exchange of Allelix Common Shares. Upon surrender to the Depositary for cancellation of a certificate which immediately prior to the Effective Time represented Allelix Common Shares that were exchanged for Exchangeable Shares under the Arrangement, together with such other documents and instruments as would have been required to effect the transfer of the shares formerly represented by such certificate under the OBCA and the articles and by-laws of Allelix and such additional documents and instruments as the Depositary may reasonably require, the holder of such surrendered certificate shall be entitled to receive in exchange therefor, and the Depositary shall deliver to such holder, a certificate representing that number (rounded down to the nearest whole number) of Exchangeable Shares which such holder has the right to receive (together with any dividends or distributions with respect thereto pursuant to Section 4.3 and any cash in lieu of fractional Exchangeable Shares pursuant to Section 4.4), and the certificate so surrendered shall forthwith be cancelled. In the event of a transfer of ownership of Allelix Common Shares that is not registered in the transfer records of Allelix, a certificate representing the proper number of Exchangeable Shares may be issued to the transferee if the certificate representing such Allelix Common Shares is presented to the Depositary, accompanied by all documents required to evidence and effect such transfer. Until surrendered as contemplated by this Section 4.1, each certificate which immediately prior to the Effective Time represented Allelix Common Shares that were exchanged for Exchangeable Shares shall be deemed at all times after the Effective Time to represent only the right to receive upon such surrender (i) the certificate representing Exchangeable Shares as contemplated by this Section 4.1, (ii) a cash payment in lieu of any fractional Exchangeable Shares as contemplated by
Section 4.4 and (iii) any dividends or distributions with a record date after the Effective Time theretofore paid or payable with respect to Exchangeable Shares as contemplated by Section 4.3.

          Issuance of Certificates representing NPS Common Shares

          At or promptly after the Effective Time, NPS - Allelix Inc. shall deposit with the Depositary, for the benefit of the holders of Allelix Common Shares who will receive NPS Common Shares in connection with the Arrangement, certificates representing that whole number of NPS Common Shares to be delivered pursuant to Section 2.2 upon the exchange of Allelix Common Shares. Upon surrender to the Depositary for cancellation of a certificate which immediately prior to the Effective Time represented outstanding Allelix Common Shares that were exchanged for NPS Common Shares under the Arrangement, together with such other documents and instruments as would have been required to effect the transfer of the shares formerly represented by such certificate under the OBCA, the articles and by-laws of Allelix and such additional documents and instruments as the Depositary may reasonably require, the holder of such surrendered certificate shall be entitled to receive in exchange therefor, and the Depositary shall deliver to such holder, a certificate representing that number (rounded down to the nearest whole number) of NPS Common Shares which such holder has the right to receive (together with any dividends or distributions with respect thereto pursuant to Section 4.3 and any cash in lieu of fractional NPS Common Shares pursuant to
Section 4.4), and the certificate so surrendered shall forthwith be cancelled. In the event of a transfer of ownership of Allelix Common Shares which is not registered in the transfer records of Allelix, a certificate representing the proper number of NPS Common Shares may be issued to the transferee if the certificate representing such Allelix Common Shares is presented to the Depositary, accompanied by all documents required to evidence and effect such transfer. Until surrendered as contemplated by this Section 4.2, each certificate which immediately prior to the Effective Time represented one or more outstanding Allelix Common Shares that were exchanged for NPS Common Shares shall be deemed at all times after the Effective Time to represent only the right to receive upon such surrender (i) the certificate representing NPS Common Shares as contemplated by this Section 4.2, (ii) a cash payment in lieu of any fractional NPS Common Shares as contemplated by Section 4.4 and (iii) any dividends or distributions with a record date after the Effective Time theretofore paid or payable with respect to NPS Common Shares as contemplated by
Section 4.3.

          Distributions with Respect to Unsurrendered Certificates

          No dividends or other distributions declared or made after the Effective Time with respect to Exchangeable Shares or NPS Common Shares with a record date after the Effective Time shall be paid to the holder of any unsurrendered certificate which immediately prior to the Effective Time represented outstanding Allelix Common Shares that were exchanged pursuant to
Section 2.2, and no cash payment in lieu of fractional shares shall be paid to any such holder pursuant to Section 4.4 and no interest shall be earned or payable on these proceeds, unless and until the holder of such certificate shall surrender such certificate in accordance with Section 4.1 or 4.2. Subject to applicable law and to Section 4.6, at the time of such surrender of any such certificate (or, in the case of clause (iii) below, at the appropriate payment date), there shall be paid to the holder of the certificates representing Allelix Common Shares, as the case may be, without interest, (i) the amount of any cash payable in lieu of a fractional Exchangeable Share or NPS Common Share to which such holder is entitled pursuant to Section 4.4, (ii) the amount of dividends or other distributions with a record date after the Effective Time theretofore paid with respect to the Exchangeable Shares or NPS Common Shares, as the case may be, to which such holder is entitled pursuant hereto and (iii) on the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time but prior to surrender and a payment date subsequent to surrender payable with respect to such Exchangeable Shares or NPS Common Shares, as the case may be.

          No Fractional Shares

          No certificates representing fractional Exchangeable Shares or fractional NPS Common Shares shall be issued upon the surrender for exchange of certificates pursuant to Section 4.1 or 4.2 and no dividend, stock split or other change in the capital structure of NPS - Allelix Inc. shall relate to any such fractional security and such fractional interests shall not entitle the owner thereof to exercise any rights as a security holder of NPS - Allelix Inc.. In lieu of any such fractional securities, each Person otherwise entitled to a fractional interest in an Exchangeable Share or to a fractional interest in a NPS Common Share will receive a cash payment from the Depositary equal to the product of such fractional interest and the NPS Trading Price. NPS - Allelix Inc. shall from time to time as necessary provide the Depositary with funds sufficient to satisfy these obligations. On the date of the notice referred to in Section 7.2 of the Exchangeable Share Provisions, the aggregate number of Exchangeable Shares and the aggregate number of NPS Common Shares for which no certificates were issued as a result of the foregoing provisions of this Section
4.4 shall be deemed to have been surrendered by the Depositary for no consideration to NPS - Allelix Inc. or NPS, as the case may be.

          Lost Certificates

          In the event that any certificate which immediately prior to the Effective Time represented one or more outstanding Allelix Common Shares that were exchanged pursuant to Section 2.2 shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such certificate to be lost, stolen or destroyed, the Depositary will issue in exchange for such lost, stolen or destroyed certificate, any cash pursuant to
Section 4.4 and/or one or more certificates representing one or more Exchangeable Shares or NPS Common Shares (and any dividends or distributions with respect thereto) deliverable in accordance with such holder's Letter of Transmittal and Election Form. When authorizing such payment in exchange for any lost, stolen or destroyed certificate, the Person to whom certificates representing Exchangeable Shares or NPS Common Shares are to be issued shall, as a condition precedent to the issuance thereof, give a bond satisfactory to NPS - Allelix Inc., NPS and their respective transfer agents in such sum as NPS - Allelix Inc. or NPS may direct or otherwise indemnify NPS - Allelix Inc. and NPS in a manner satisfactory to NPS - Allelix Inc. and NPS against any claim that may be made against NPS - Allelix Inc. or NPS with respect to the certificate alleged to have been lost, stolen or destroyed.

          Extinction of Rights

          Any certificate which immediately prior to the Effective Time represented outstanding Allelix Common Shares that were exchanged pursuant to
Section 2.2 that is not deposited with all other instruments required by Section
4.1 or 4.2 on or prior to the date of the notice referred to in Section 7.2 of the Exchangeable Share Provisions shall cease to represent a claim or interest of any kind or nature as a shareholder of NPS - Allelix Inc. or NPS. On such date, the Exchangeable Shares or NPS Common Shares (or cash in lieu of fractional interests therein, as provided in Section 4.4) to which the former holder of the certificate referred to in the preceding sentence was ultimately entitled shall be deemed to have been surrendered for no consideration to NPS -Allelix Inc. or NPS, as the case may be, together with all entitlements to dividends, distributions and interest in respect thereof held for such former holder. None of NPS, NPS - Allelix Inc., NPS Holdings or the Depositary shall be liable to any person in respect of any NPS Common Shares or Exchangeable Shares (or dividends, distributions and interest in respect thereof) delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

          Withholding Rights

          NPS - Allelix Inc., NPS Holdings, NPS and the Depositary shall be entitled to deduct and withhold from any dividend or consideration otherwise payable pursuant to transactions contemplated by this Agreement to any holder of Allelix Common Shares, NPS Common Shares or Exchangeable Shares such amounts as NPS - Allelix Inc., NPS Holdings, NPS or the Depositary is required or permitted to deduct and withhold with respect to such payment under the ITA, the United States Internal Revenue Code of 1986 or any provision of provincial, state, local or foreign tax law, in each case, as amended. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes hereof as having been paid to the holder of the shares in respect of which such deduction and withholding was made, provided that such withheld amounts are actually remitted to the appropriate taxing authority. To the extent that the amount so required or permitted to be deducted or withheld from any payment to a holder exceeds the cash portion of the consideration otherwise payable to the holder, NPS - Allelix Inc., NPS Holdings, NPS and the Depositary are hereby authorized to sell or otherwise dispose of such portion of the consideration as is necessary to provide sufficient funds to NPS - Allelix Inc., NPS Holdings, NPS or the Depositary, as the case may be, to enable it to comply with such deduction or withholding requirement and NPS - Allelix Inc., NPS Holdings, NPS or the Depositary shall notify the holder thereof and remit any unapplied balance of the net proceeds of such sale.

CERTAIN RIGHTS OF NPS  - ALLELIX INC. TO ACQUIRE EXCHANGEABLE SHARES

          NPS Holdings Liquidation Call Right

          NPS Holdings shall have the overriding right (the "Liquidation Call Right"), in the event of and notwithstanding the proposed liquidation, dissolution or winding-up of NPS - Allelix Inc. pursuant to Article 5 of the Exchangeable Share Provisions, to purchase from all but not less than all of the holders of Exchangeable Shares (other than any holder of Exchangeable Shares which is an affiliate of NPS) on the Liquidation Date all but not less than all of the Exchangeable Shares held by each such holder on payment by NPS Holdings of an amount per share (the "Liquidation Call Purchase Price") equal to the Current Market Price of a NPS Common Share on the last Business Day prior to the Liquidation Date, which shall be satisfied in full by NPS Holdings causing to be delivered to such holder one NPS Common Share, plus any Dividend Amount for each Exchangeable Share held by such holder. In the event of the exercise of the Liquidation Call Right by NPS Holdings, each holder shall be obligated to sell all the Exchangeable Shares held by the holder to NPS Holdings on the Liquidation Date on payment by NPS Holdings to the holder of the Liquidation Call Purchase Price for each such share, and NPS - Allelix Inc. shall have no obligation to pay any Liquidation Amount to the holders of such shares so purchased by NPS Holdings.

          To exercise the Liquidation Call Right, NPS Holdings must notify the Trustee, as agent for the holders of Exchangeable Shares, and NPS - Allelix Inc. of NPS Holdings's intention to exercise such right at least 45 days before the Liquidation Date in the case of a voluntary liquidation, dissolution or winding-up of NPS - Allelix Inc. and at least five Business Days before the Liquidation Date in the case of an involuntary liquidation, dissolution or winding-up of NPS - Allelix Inc.. The Trustee will notify the holders of Exchangeable Shares as to whether or not NPS Holdings has exercised the Liquidation Call Right forthwith after the expiry of the period during which the same may be exercised by NPS Holdings. If NPS Holdings exercises the Liquidation Call Right, then on the Liquidation Date, NPS Holdings will purchase and the holders will sell all of the Exchangeable Shares then outstanding for a price per share equal to the Liquidation Call Purchase Price.

          For the purposes of completing the purchase of the Exchangeable Shares pursuant to the Liquidation Call Right, NPS Holdings shall deposit with the Transfer Agent, on or before the Liquidation Date, certificates representing the aggregate number of NPS Common Shares deliverable by NPS Holdings and a cheque or cheques of NPS Holdings payable at par at any branch of the bankers of NPS Holdings representing the aggregate Dividend Amount in payment of the total Liquidation Call Purchase Price, less any amounts withheld pursuant to
          Section 4.7 hereof. Provided that NPS Holdings has complied with the immediately preceding sentence, on and after the Liquidation Date the rights of each holder of Exchangeable Shares will be limited to receiving such holder's proportionate part of the total Liquidation Call Purchase Price payable by NPS Holdings upon presentation and surrender by the holder of certificates representing the Exchangeable Shares held by such holder and the holder shall on and after the Liquidation Date be considered and deemed for all purposes to be the holder of the NPS Common Shares to which it is entitled. Upon surrender to the Transfer Agent of a certificate or certificates representing Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the governing corporate statute and the by-laws of NPS - Allelix Inc. and such additional documents and instruments as the Transfer

          Agent may reasonably require, the holder of such surrendered certificate or certificates shall be entitled to receive in exchange therefor, and the Transfer Agent on behalf of NPS Holdings shall deliver to such holder, certificates representing the NPS Common Shares to which the holder is entitled and a cheque or cheques of NPS Holdings payable at par at any branch of the bankers of NPS Holdings in payment of the remaining portion, if any, of the total Liquidation Call Purchase Price, less any amounts withheld pursuant to Section 4.7 hereof. If NPS Holdings does not exercise the Liquidation Call Right in the manner described above, on the Liquidation Date the holders of the Exchangeable Shares will be entitled to receive in exchange therefor the Liquidation Amount otherwise payable by NPS -Allelix Inc. in connection with the liquidation, dissolution or winding-up of NPS - Allelix Inc. pursuant to Article 5 of the Exchangeable Share Provisions.

          NPS Holdings Redemption Call Right

          In addition to NPS Holdings's rights contained in the Exchangeable Share Provisions, including, without limitation, the Retraction Call Right (as defined in the Exchangeable Share Provisions), NPS Holdings shall have the following rights in respect of the Exchangeable Shares:

          NPS Holdings shall have the overriding right (the "Redemption Call Right"), notwithstanding the proposed redemption of the Exchangeable Shares by NPS - Allelix Inc. pursuant to Article 7 of the Exchangeable Share Provisions, to purchase from all but not less than all of the holders of Exchangeable Shares (other than any holder of Exchangeable Shares which is an affiliate of NPS) on the Redemption Date all but not less than all of the Exchangeable Shares held by each such holder on payment by NPS to each holder of an amount per Exchangeable Share (the "Redemption Call Purchase Price") equal to the Current Market Price of a NPS Common Share on the last Business Day prior to the Redemption Date, which shall be satisfied in full by NPS Holdings causing to be delivered to such holder one NPS Common Share, plus any Dividend Amount for each Exchangeable Share held by such holder. In the event of the exercise of the Redemption Call Right by NPS Holdings, each holder shall be obligated to sell all the Exchangeable Shares held by the holder to NPS Holdings on the Redemption Date on payment by NPS Holdings to the holder of the Redemption Call Purchase Price for each such share, and NPS - Allelix Inc. shall have no obligation to redeem, or to pay any Dividend Amount in respect of, such shares so purchased by NPS Holdings.

          To exercise the Redemption Call Right, NPS Holdings must notify the Trustee, as agent for the holders of Exchangeable Shares, and NPS - Allelix Inc. of NPS Holdings's intention to exercise such right at least 60 days before the Redemption Date, except in the case of a redemption occurring as a result of a NPS Control

          Transaction, an Exchangeable Share Voting Event or an Exempt Exchangeable Share Voting Event (each as defined in the Exchangeable Share Provisions), in which case NPS Holdings shall so notify the Trustee and NPS - Allelix Inc. on or before the Redemption Date. The Trustee will notify the holders of the Exchangeable Shares as to whether or not NPS Holdings has exercised the Redemption Call Right forthwith after the expiry of the period during which the same may be exercised by NPS Holdings. If NPS Holdings exercises the Redemption Call Right, on the Redemption Date NPS Holdings will purchase and the holders will sell all of the Exchangeable Shares then outstanding for a price per share equal to the Redemption Call Purchase Price.

          For the purposes of completing the purchase of the Exchangeable Shares pursuant to the Redemption Call Right, NPS Holdings shall deposit with the Trustee, on or before the Redemption Date, certificates representing the aggregate number of NPS Common Shares deliverable by NPS Holdings and a cheque or cheques of NPS Holdings payable at par at any branch of the bankers of NPS Holdings representing the aggregate Dividend Amount in payment of the total Redemption Call Purchase Price, less any amounts withheld pursuant to Section 4.7 hereof. Provided that NPS Holdings has complied with the immediately preceding sentence, on and after the Redemption Date the rights of each holder of Exchangeable Shares will be limited to receiving such holder's proportionate part of the total Redemption Call Purchase Price payable by NPS Holdings upon presentation and surrender by the holder of certificates representing the Exchangeable Shares held by such holder and the holder shall on and after the Redemption Date be considered and deemed for all purposes to be the holder of the NPS Common Shares to which it is entitled. Upon surrender to the Trustee of a certificate or certificates representing Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the governing corporate statute and the by-laws of NPS - Allelix Inc. and such additional documents and instruments as the Trustee may reasonably require, the holder of such surrendered certificate or certificates shall be entitled to receive in exchange therefor, and the Trustee on behalf of NPS Holdings shall deliver to such holder, certificates representing the NPS Common Shares to which the holder is entitled and a cheque or cheques of NPS Holdings payable at par at any branch of the bankers of NPS Holdings in payment of the remaining portion, if any, of the total Redemption Call Purchase Price, less any amounts withheld pursuant to
          Section 4.7 hereof. If NPS Holdings does not exercise the Redemption Call Right in the manner described above, on the Redemption Date the holders of the Exchangeable Shares will be entitled to receive in exchange therefor the redemption price otherwise payable by NPS - Allelix Inc. in connection with the redemption of the Exchangeable Shares pursuant to Article 7 of the Exchangeable Share Provisions.

                                  AMENDMENTS

          Amendments to Plan of Arrangement

          Allelix reserves the right to amend, modify and/or supplement this Plan of Arrangement at any time and from time to time prior to the Effective Date, provided that each such amendment, modification and/or supplement must be
(i) set out in writing, (ii) consented to by NPS, (iii) filed with the Court and, if made following the Allelix Meeting, approved by the Court and (iv) communicated to holders of Allelix Common Shares, Allelix Options, Allelix Warrants and Allelix Preferred Shares, if and as required by the Court.

          Any amendment, modification or supplement to this Plan of Arrangement may be proposed by Allelix at any time prior to the Allelix Meeting (provided that NPS shall have consented thereto) with or without any other prior notice or communication, and if so proposed and accepted by the Persons voting at the Allelix Meeting (other than as may be required under the Interim Order), shall become part of this Plan of Arrangement for all purposes.

          Any amendment, modification or supplement to this Plan of Arrangement that is approved by the Court following the Allelix Meeting shall be effective only if (i) it is consented to by each of Allelix and NPS and (ii) if required by the Court, it is consented to by holders of the Allelix Common Shares, Allelix Options, Allelix Warrants or Allelix Preferred Shares voting in the manner directed by the Court.

          Any amendment, modification or supplement to this Plan of Arrangement may be made following the Effective Date unilaterally by NPS, provided that it concerns a matter which, in the reasonable opinion of NPS, is of an administrative nature required to better give effect to the implementation of this Plan of Arrangement and is not adverse to the financial or economic interests of any holder of Allelix Common Shares, Allelix Options, Allelix Warrants, or Allelix Preferred Shares.

                              FURTHER ASSURANCES

          Notwithstanding that the transactions and events set out herein shall occur and be deemed to occur in the order set out in this Plan of Arrangement without any further act or formality, each of the parties to the Arrangement Agreement shall make, do and execute, or cause to be made, done and executed, all such further acts, deeds, agreements, transfers, assurances, instruments or documents as may reasonably be required by any of them in order further to document or evidence any of the transactions or events set out herein.

                                   APPENDIX I

                           TO THE PLAN OF ARRANGEMENT

                          PROVISIONS ATTACHING TO THE

                             EXCHANGEABLE SHARES OF

                               NPS ALLELIX INC.


The Exchangeable Shares shall have the following rights, privileges, restrictions and conditions:


                                  INTERPRETATION

          For the purposes of these share provisions:

          "affiliate" has the meaning ascribed thereto in the Securities Act;

     "Allelix" means Allelix Biopharmaceuticals Inc.;

     "Allelix Common Shares" means the common shares of Allelix as constituted on the date hereof;

     "Allelix Meeting" means the special meeting of Allelix Shareholders, as ordered by the Interim Order to consider and, if determined advisable, approve the repricing of certain Allelix Options as approved by the Allelix board of directors on April 15, 1999; to consider, and if determined advisable, approve the continuance of Allelix under the OBCA and to consider, and if determined advisable, approve the Arrangement;

     "Allelix Options" means the options to purchase Allelix Common Shares issued from time to time prior to the date hereof pursuant to the Allelix Stock Option Plan;

     "Allelix Preferred Shares" means the preferred shares, series 1 of Allelix as constituted on the date hereof;

     "Allelix Warrants" means the warrants to purchase Allelix Common Shares issued from time to time prior to the date hereof;

     "Arrangement" means an arrangement under Section 192 of the CBCA and
     Section 182 of the OBCA on the terms and subject to the conditions set out in the Plan of Arrangement, to which plan these share provisions are attached as Appendix 1, subject to any amendments or variations thereto made in accordance with Article 6 of the Plan of Arrangement or made at the direction of the Court in the Final Order;

     "Arrangement Agreement" means the agreement made as of the 27th day of September, 1999 between NPS and Allelix, as amended, supplemented and/or restated in accordance therewith prior to the Effective Date, providing for, among other things, the Arrangement;

     "Board of Directors" means the Board of Directors of the Company;

          "Business Day" means any day on which commercial banks are generally open for business in Salt Lake City, Utah and Toronto, Ontario, other than a Saturday, a Sunday or a day observed as a holiday in Salt Lake City, Utah under the laws of the State of Utah or the federal laws of the United States of America or in Toronto, Ontario under the laws of the Province of Ontario or the federal laws of Canada;

          "CBCA" means the Canada Business Corporations Act, as amended;

          "Canadian Dollar Equivalent" means in respect of an amount expressed in a currency other than Canadian dollars (the "Foreign Currency Amount") at any date the product obtained by multiplying:

          (a)  the Foreign Currency Amount by,

     (b) the noon spot exchange rate on such date for such foreign currency expressed in Canadian dollars as reported by the Bank of Canada or, in the event such spot exchange rate is not available, such spot exchange rate on such date for such foreign currency expressed in Canadian dollars as may be deemed by the Board of Directors to be appropriate for such purpose;

          "Common Shares" means the common shares in the capital of the Company;

          "Company" means NPS - Allelix Inc., a company to be incorporated under the British Columbia Companies Act-as a wholly-owned subsidiary of NPS Holdings;

          "Current Market Price" means, in respect of a NPS Common Share on any date, the Canadian Dollar Equivalent of the average of the closing bid and asked prices of NPS Common Shares during a period of 20 consecutive trading days ending not more than three trading days before such date on Nasdaq, or, if the NPS Common Shares are not then quoted on Nasdaq, on such other stock exchange or automated quotation system on which the NPS Common Shares are listed or quoted, as the case may be, as may be selected by the Board of Directors for such purpose; provided, however, that if in the opinion of the Board of Directors the public distribution or trading activity of NPS Common Shares during such period does not create a market which reflects the fair market value of an NPS Common Share, then the Current Market Price of a NPS Common Share shall be determined by the Board of Directors, in good faith and in its sole discretion, and provided further that any such selection, opinion or determination by the Board of Directors shall be conclusive and binding;

          "Director" means the Director appointed pursuant to Section 273 of the OBCA;

          "Dividend Amount" means the amount of all declared and unpaid dividends on an Exchangeable Share held by a holder on any dividend record date which occurred prior to the date of purchase or redemption of such shares by the Company or NPS Holdings from such holder;

     "Effective Date" means the date shown on the certificate of arrangement to be issued by the Director under the OBCA giving effect to the Arrangement;

          "Exchangeable Shares" means the non-voting exchangeable shares in the capital of the Company, having the rights, privileges, restrictions and conditions set forth herein;

     "Governmental Entity" means any (a) multinational, federal, provincial, state, regional, municipal, local or other government, governmental or public department, central bank, court, tribunal, arbitral body, commission, board, bureau or agency, domestic or foreign, (b) any subdivision, agent, commission, board, or authority of any of the foregoing, or (c) any quasi-governmental or private body exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing;

     "holder" means, when used with reference to the Exchangeable Shares, the holders of Exchangeable Shares shown from time to time in the register maintained by or on behalf of the Company in respect of the Exchangeable Shares;

     "Liquidation Amount" has the meaning ascribed thereto in Section 5.1 of these share provisions;

     "Liquidation Call Right" has the meaning ascribed thereto in the Plan of Arrangement;

     "Liquidation Date" has the meaning ascribed thereto in Section 5.1 of these share provisions;

     "Nasdaq" means the National Association of Securities Dealers Automated Quotation System;

     "NPS" means NPS Pharmaceuticals, Inc.;

     "NPS Common Shares" mean the shares of common stock in the capital of NPS and any other securities into which such shares may be changed;

     "NPS Control Transaction" means any merger, amalgamation, tender offer, material sale of shares or rights or interests therein or thereto or similar transactions involving NPS, or any proposal to do so;

     "NPS Dividend Declaration Date" means the date on which the Board of Directors of NPS declares any dividend on the NPS Common Shares;

     "NPS Holdings" means NPS Holdings Limited, a company to be incorporated under the British Columbia Companies Act as a wholly-owned subsidiary of NPS;

     "NPS Holdings Call Notice" has the meaning ascribed thereto in Section 6.3 of these share provisions;

          "OBCA" means the Business Corporations Act (Ontario), as amended;

     "Person" includes any individual, firm, partnership, joint venture, venture capital fund, limited liability company, unlimited liability company, association, trust, trustee, executor, administrator, legal personal representative, estate, group, body corporate, corporation, unincorporated association or organization, Governmental Entity, syndicate or other entity, whether or not having legal status;

     "Plan of Arrangement" means the plan of arrangement substantially in the form and content of Schedule A annexed to the Arrangement Agreement and any amendments or variations thereto made in accordance with Section 9.1 of the Arrangement Agreement or Article 6 of the Plan of Arrangement or made at the direction of the Court in the Final Order;

     "Preference Shares" means the 100 preference shares in the capital of the Company;

     "Purchase Price" has the meaning ascribed thereto in Section 6.3 of these share provisions;

     "Redemption Call Purchase Price" has the meaning ascribed thereto in the Plan of Arrangement;

     "Redemption Call Right" has the meaning ascribed thereto in the Plan of Arrangement;

     "Redemption Date" means the date, if any, established by the Board of Directors for the redemption by the Company of all but not less than all of the outstanding Exchangeable Shares pursuant to Article 7 of these share provisions, which date shall be no earlier than December 31, 2004, unless:

          there are fewer than 1,000,000 Exchangeable Shares outstanding (other than Exchangeable Shares held by NPS and its affiliates, and as such number of shares may be adjusted as deemed appropriate by the Board of Directors to give effect to any subdivision or consolidation of or stock dividend on the Exchangeable Shares, any issue or distribution of rights to acquire Exchangeable Shares or securities exchangeable for or convertible into Exchangeable Shares, any issue or distribution of other securities or rights or evidences of indebtedness or assets, or any other capital reorganization or other transaction affecting the Exchangeable Shares), in which case the Board of Directors may accelerate such redemption date to such date prior to December 31, 2004 as it may determine, upon at least 60 days' prior written notice to the registered holders of the Exchangeable Shares and the Trustee;

          a NPS Control Transaction occurs, in which case, provided that the Board of Directors determines, in good faith and in its sole discretion, that it is not reasonably practicable to substantially replicate the terms and conditions of the Exchangeable Shares in connection with such NPS Control Transaction and that the redemption of all but not less than all of the outstanding Exchangeable Shares is necessary to enable the completion of such NPS Control Transaction in accordance with its terms, the Board of Directors may accelerate such redemption date to such date prior to December 31, 2004 as it may determine, upon such number of days' prior written notice to the registered holders of the Exchangeable Shares and the Trustee as the Board of Directors may determine to be reasonably practicable in such circumstances;

          provided, however, that the accidental failure or omission to give any notice of redemption under clauses (a) or (b) above to less than 10% of such holders of Exchangeable Shares shall not affect the validity of any such redemption;

          "Redemption Price" has the meaning ascribed thereto in Section 7.1 of these share provisions;

          "Retracted Shares" has the meaning ascribed thereto in Section 6.1(a) of these share provisions;

          "Retraction Call Right" has the meaning ascribed thereto in Section 6.1(c) of these share provisions;

          "Retraction Date" has the meaning ascribed thereto in Section 6.1(b) of these share provisions;

          "Retraction Price" has the meaning ascribed thereto in Section 6.1 of these share provisions;

          "Retraction Request" has the meaning ascribed thereto in Section 6.1 of these share provisions;

     "Securities Act" means the Securities Act (Ontario) and the rules, regulations and policies made thereunder, as now in effect and as they may be amended from time to time prior to the Effective Date;

          "Support Agreement" means the agreement made among NPS, NPS Holdings and the Company in connection with the Plan of Arrangement;

          "Transfer Agent" means the transfer agent for the Exchangeable Shares;

          "Trustee" means the trustee chosen by NPS and Allelix, acting reasonably, to act as trustee under the Voting and Exchange Trust Agreement, being a corporation organized and existing under the laws of Canada and authorized to carry on the business of a trust company in all the provinces of Canada, and any successor trustee appointed under the Voting and Exchange Trust Agreement;

          "Voting and Exchange Trust Agreement" means the agreement made between NPS, the Company and the Trustee in connection with the Plan of Arrangement.


                         RANKING OF EXCHANGEABLE SHARES

          The Exchangeable Shares shall be entitled to a preference over the Common Shares and any other shares ranking junior to the Exchangeable Shares, but shall rank junior to the Preference Shares, with respect to the payment of dividends and the distribution of assets in the event of the liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, or any other distribution of the assets of the Company, among its shareholders for the purpose of winding up its affairs.

                                   DIVIDENDS

          A holder of an Exchangeable Share shall be entitled to receive and the Board of Directors shall, subject to applicable law, on each NPS Dividend Declaration Date, declare a dividend on each Exchangeable Share:

          in the case of a cash dividend declared on the NPS Common Shares, in an amount in cash for each Exchangeable Share in U.S. dollars, or the Canadian Dollar Equivalent thereof on the NPS Dividend Declaration Date, in each case, corresponding to the cash dividend declared on each NPS Common Share;

          in the case of a stock dividend declared on the NPS Common Shares to be paid in NPS Common Shares by the issue or transfer by the Company of such number of Exchangeable Shares for each Exchangeable Share as is equal to the number of NPS Common Shares to be paid on each NPS Common Share; or

          in the case of a dividend declared on the NPS Common Shares in property other than cash or NPS Common Shares, in such type and amount of property for each Exchangeable Share as is the same as or economically equivalent to (to be determined by the Board of Directors as contemplated by Section 3.5 hereof) the type and amount of property declared as a dividend on each NPS Common Share.

          Such dividends shall be paid out of money, assets or property of the Company properly applicable to the payment of dividends, or out of authorized but unissued shares of the Company, as applicable.

          Cheques of the Company payable at par at any branch of the bankers of the Company shall be issued in respect of any cash dividends contemplated by
Section 3.1 (a) hereof and the sending of such a cheque to each holder of an Exchangeable Share shall satisfy the cash dividend represented thereby unless the cheque is not paid on presentation. Certificates registered in the name of the registered holder of Exchangeable Shares shall be issued or transferred in respect of any stock dividends contemplated by Section 3.1 (b) hereof and the sending of such a certificate to each holder of an Exchangeable Share shall satisfy the stock dividend represented thereby. Such other type and amount of property in respect of any dividends contemplated by Section 3.1 (c) hereof shall be issued, distributed or transferred by the Company in such manner as it shall determine and the issuance, distribution or transfer thereof by the Company to each holder of an Exchangeable Share shall satisfy the dividend represented thereby. No holder of an Exchangeable Share shall be entitled to recover by action or other legal process against the Company any dividend that is represented by a cheque that has not been duly presented to the Company's bankers for payment or that otherwise remains unclaimed for a period of six years from the date on which such dividend was payable.

          The record date for the determination of the holders of Exchangeable Shares entitled to receive payment of, and the payment date for, any dividend declared on the Exchangeable Shares under Section 3.1 hereof shall be the same dates as the record date and payment date, respectively, for the corresponding dividend declared on the NPS Common Shares.

          If on any payment date for any dividends declared on the Exchangeable Shares under Section 3.1 hereof the dividends are not paid in full on all of the Exchangeable Shares then outstanding, any such dividends that remain unpaid shall be paid on a subsequent date or dates determined by the Board of Directors on which the Company shall have sufficient money, assets or property properly applicable to the payment of such dividends.

          The Board of Directors shall determine, in good faith and in its sole discretion, economic equivalence for the purposes of Section 3.1 hereof, and each such determination shall be conclusive and binding on the Company and its shareholders. In making each such determination, the following factors shall, without excluding other factors determined by the Board of Directors to be relevant, be considered by the Board of Directors:

          in the case of any stock dividend or other distribution payable in NPS Common Shares, the number of such shares issued in proportion to the number of NPS Common Shares previously outstanding;

          in the case of the issuance or distribution of any rights, options or warrants to subscribe for or purchase NPS Common Shares (or securities exchangeable for or convertible into or carrying rights to acquire NPS Common Shares), the relationship between the exercise price of each such right, option or warrant and the Current Market Price;

          in the case of the issuance or distribution of any other form of property (including without limitation any shares or securities of NPS of any class other than NPS Common Shares, any rights, options or warrants other than those referred to in Section 3.5(b) above, any evidences of indebtedness of NPS or any assets of NPS) the relationship between the fair market value (as determined by the Board of Directors in the manner above contemplated) of such property to be issued or distributed with respect to each outstanding NPS Common Share and the Current Market Price; and

          in all such cases, the general taxation consequences of the relevant event to holders of Exchangeable Shares to the extent that such consequences may differ from the taxation consequences to holders of NPS Common Shares as a result of differences between taxation laws of Canada and the United States (except for any differing consequences arising as a result of differing marginal taxation rates and without regard to the individual circumstances of holders of Exchangeable Shares).

                              CERTAIN RESTRICTIONS

          So long as any of the Exchangeable Shares are outstanding, the Company shall not at any time without, but may at any time with, the approval of the holders of the Exchangeable Shares given as specified in Section 10.2 of these share provisions:

          pay any dividends on the Common Shares or any other shares ranking junior to the Exchangeable Shares, other than stock dividends payable in Common Shares or any such other shares ranking junior to the Exchangeable Shares, as the case may be;

          redeem or purchase or make any capital distribution in respect of Common Shares or any other shares ranking junior to the Exchangeable Shares;

          redeem or purchase any other shares of the Company ranking equally with the Exchangeable Shares with respect to the payment of dividends or on any liquidation distribution; or

          except pursuant to and in accordance with the terms of the Allelix Options, the Allelix Warrants and the Allelix Preferred Shares, issue any Exchangeable Shares or any other shares of the Company ranking equally with, or superior to, the

          Exchangeable Shares other than by way of stock dividends to the holders of such Exchangeable Shares.

          The restrictions in Sections 4.1(a), (b), (c) and (d) above shall not apply if all dividends on the outstanding Exchangeable Shares corresponding to dividends declared and paid to date on the NPS Common Shares shall have been declared and paid on the Exchangeable Shares.


                          DISTRIBUTION ON LIQUIDATION

          In the event of the liquidation, dissolution or winding-up of the Company or any other distribution of the assets of the Company among its shareholders for the purpose of winding up its affairs, a holder of Exchangeable Shares shall be entitled, subject to applicable law, to receive from the assets of the Company in respect of each Exchangeable Share held by such holder on the effective date (the "Liquidation Date") of such liquidation, dissolution or winding-up, before any distribution of any part of the assets of the Company among the holders of the Common Shares or any other shares ranking junior to the Exchangeable Shares, an amount per share (the "Liquidation Amount") equal to the Current Market Price of a NPS Common Share on the last Business Day prior to the Liquidation Date, which shall be satisfied in full by the Company causing to be delivered to such holder one NPS Common Share, plus the Dividend Amount.

          On or promptly after the Liquidation Date, and subject to the exercise by NPS Holdings of the Liquidation Call Right, the Company shall cause to be delivered to the holders of the Exchangeable Shares the Liquidation Amount for each such Exchangeable Share upon presentation and surrender of the certificates representing such Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the OBCA and the Articles of the Company and such additional documents and instruments as the Transfer Agent and the Company may reasonably require, at the registered office of the Company or at any office of the Transfer Agent as may be specified by the Company by notice to the holders of the Exchangeable Shares. Payment of the total Liquidation Amount for such Exchangeable Shares shall be made by delivery to each holder, at the address of the holder recorded in the register of members of the Company for the Exchangeable Shares or by holding for pick-up by the holder at the registered office of the Company or at any office of the Transfer Agent as may be specified by the Company by notice to the holders of Exchangeable Shares, on behalf of the Company of certificates representing NPS Common Shares (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any lien, claim or encumbrance) and a cheque of the Company payable at par at any branch of the bankers of the Company in respect of the remaining portion, if any, of the total Liquidation Amount (in each case less any amounts withheld on account of tax required to be deducted and withheld therefrom). On and after the Liquidation Date, the holders of the Exchangeable Shares shall cease to be holders of such Exchangeable Shares and shall not be entitled to exercise any of the rights of holders in respect thereof, other than the right to receive their proportionate part of the total Liquidation Amount, unless payment of the total Liquidation Amount for such Exchangeable Shares shall not be made upon presentation and surrender of share certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected until the total Liquidation Amount has been paid in the manner hereinbefore provided. The Company shall have the right at any time after the Liquidation Date to deposit or cause to be deposited the total Liquidation Amount in respect of the Exchangeable Shares represented by certificates that have not at the Liquidation Date been surrendered by the holders thereof in a custodial account with any chartered bank or trust company in Canada. Upon such deposit being made, the rights of the holders of Exchangeable Shares after such deposit shall be limited to receiving their proportionate part of the total Liquidation Amount (in each case less any amounts withheld on account of tax required to be deducted and withheld therefrom) for such Exchangeable Shares so deposited, against presentation and surrender of the said certificates held by them, respectively, in accordance with the foregoing provisions. Upon such payment or deposit of the total Liquidation Amount, the holders of the Exchangeable Shares shall thereafter be considered and deemed for all purposes to be holders of the NPS Common Shares delivered to them or the custodian on their behalf.

          After the Company has satisfied its obligations to pay the holders of the Exchangeable Shares the Liquidation Amount per Exchangeable Share pursuant to Section 5.1 of these share provisions, such holders shall not be entitled to share in any further distribution of the assets of the Company.

                  RETRACTION OF EXCHANGEABLE SHARES BY HOLDER

          A holder of Exchangeable Shares shall be entitled at any time, subject to the exercise by NPS Holdings of the Retraction Call Right and otherwise upon compliance with the provisions of this Article 6, to require the Company to redeem any or all of the Exchangeable Shares registered in the name of such holder for an amount per share equal to the Current Market Price of a NPS Common Share on the last Business Day prior to the Retraction Date (the "Retraction Price"), which shall be satisfied in full by the Company causing to be delivered to such holder one NPS Common Share for each Exchangeable Share presented and surrendered by the holder. To effect such redemption, the holder shall present and surrender at the registered office of the Company or at any office of the Transfer Agent as may be specified by the Company by notice to the holders of Exchangeable Shares the certificate or certificates representing the Exchangeable Shares which the holder desires to have the Company redeem, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the OBCA and the Articles of the Company and such additional documents and instruments as the Transfer Agent and the Company may reasonably require, and together with a duly executed statement (the "Retraction Request") in the form of Schedule A hereto or in such other form as may be acceptable to the Company:

          specifying that the holder desires to have all or any number specified therein of the Exchangeable Shares represented by such certificate or certificates (the "Retracted Shares") redeemed by the Company;

          stating the Business Day on which the holder desires to have the Company redeem the Retracted Shares (the "Retraction Date"), provided that the Retraction Date shall be not less than 10 Business Days nor more than 15 Business Days after the date on which the Retraction Request is received by the Company and further provided that, in the event that no such Business Day is specified by the holder in the Retraction Request, the Retraction Date shall be deemed to be the 15th Business Day after the date on which the Retraction Request is received by the Company; and

          acknowledging the overriding right (the "Retraction Call Right") of NPS Holdings to purchase all but not less than all the Retracted Shares directly from the holder and that the Retraction Request shall be deemed to be a revocable offer by the holder to sell the Retracted Shares to NPS Holdings in accordance with the Retraction Call Right on the terms and conditions set out in Section 6.3 below.

          Subject to the exercise by NPS Holdings of the Retraction Call Right, upon receipt by the Company or the Transfer Agent in the manner specified in
Section 6.1 hereof of a certificate or certificates representing the number of Retracted Shares, together with a Retraction Request, and provided that the Retraction Request is not revoked by the holder in the manner specified in
Section 6.7, the Company shall redeem the Retracted Shares effective at the close of business on the Retraction Date and shall cause to be delivered to such holder the total Retraction Price. If only a part of the Exchangeable Shares represented by any certificate is redeemed (or purchased by NPS Holdings pursuant to the Retraction Call Right), a new certificate for the balance of such Exchangeable Shares shall be issued to the holder at the expense of the Company.

          Upon receipt by the Company of a Retraction Request, the Company shall immediately notify NPS Holdings thereof and shall provide to NPS Holdings a copy of the Retraction Request. In order to exercise the Retraction Call Right, NPS Holdings must notify the Company of its determination to do so (the "NPS Holdings Call Notice") within five Business Days of notification to NPS Holdings by the Company of the receipt by the Company of the Retraction Request. If NPS Holdings does not so notify the Company within such five Business Day period, the Company will notify the holder as soon as possible thereafter that NPS Holdings will not exercise the Retraction Call Right. If NPS Holdings delivers the NPS Holdings Call Notice within such five Business Day period, and provided that the Retraction Request is not revoked by the holder in the manner specified in Section 6.7, the Retraction Request shall thereupon be considered only to be an offer by the holder to sell the Retracted Shares to NPS Holdings in accordance with the Retraction Call Right. In such event, the Company shall not redeem the Retracted Shares and NPS Holdings shall purchase from such holder and such holder shall sell to NPS Holdings on the Retraction Date the Retracted Shares for a purchase price (the

"Purchase Price") per share equal to the Retraction Price per share, plus on the designated payment date therefor, to the extent not paid by the Company on the designated payment date therefor, any Dividend Amount. To the extent that NPS Holdings pays the Dividend Amount in respect of the Retracted Shares, the Company shall no longer be obligated to pay any declared and unpaid dividends on such Retracted Shares. Provided that NPS Holdings has complied with Section 6.4, the closing of the purchase and sale of the Retracted Shares pursuant to the Retraction Call Right shall be deemed to have occurred as at the close of business on the Retraction Date and, for greater certainty, no redemption by the Company of such Retracted Shares shall take place on the Retraction Date. In the event that NPS Holdings does not deliver a NPS Holdings Call Notice within such five Business Day period, and provided that the Retraction Request is not revoked by the holder in the manner specified in Section 6.7, the Company shall redeem the Retracted Shares on the Retraction Date and in the manner otherwise contemplated in this Article 6.

          The Company or NPS Holdings, as the case may be, shall deliver or cause the Trustee to deliver to the relevant holder, at the address of the holder recorded in the register of members of the Company for the Exchangeable Shares or at the address specified in the holder's Retraction Request or by holding for pick-up by the holder at the registered office of the Company or at any office of the Transfer Agent as may be specified by the Company by notice to the holders of Exchangeable Shares, certificates representing the NPS Common Shares (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any lien, claim or encumbrance) registered in the name of the holder or in such other name as the holder may request, and, if applicable and on or before the payment date therefor, a cheque payable at par at any branch of the bankers of the Company or NPS Holdings, as applicable, representing the aggregate Dividend Amount, in payment of the total Retraction Price or the total Purchase Price, as the case may be, in each case, less any amounts withheld on account of tax required to be deducted and withheld therefrom, and such delivery of such certificates and cheques on behalf of the Company or by NPS Holdings, as the case may be, or by the Transfer Agent shall be deemed to be payment of and shall satisfy and discharge all liability for the total Retraction Price or total Purchase Price, as the case may be, to the extent that the same is represented by such share certificates and cheques (plus any tax deducted and withheld therefrom and remitted to the proper tax authority).

          On and after the close of business on the Retraction Date, the holder of the Retracted Shares shall cease to be a holder of such Retracted Shares and shall not be entitled to exercise any of the rights of a holder in respect thereof, other than the right to receive his proportionate part of the total Retraction Price or total Purchase Price, as the case may be, unless upon presentation and surrender of certificates in accordance with the foregoing provisions, payment of the total Retraction Price or the total Purchase Price, as the case may be, shall not be made as provided in Section 6.4, in which case the rights of such holder shall remain unaffected until the total Retraction Price or the total Purchase Price, as the case may be, has been paid in the manner hereinbefore provided. On and after the close of business on the Retraction Date, provided that presentation and surrender of certificates and payment of the total Retraction Price or the total Purchase Price, as the case may be, has been made in accordance with the foregoing provisions, the holder of the Retracted Shares so redeemed by the Company or purchased by NPS Holdings shall thereafter be considered and deemed for all purposes to be a holder of the NPS Common Shares delivered to it.

          Notwithstanding any other provision of this Article 6, the Company shall not be obligated to redeem Retracted Shares specified by a holder in a Retraction Request to the extent that such redemption of Retracted Shares would be contrary to solvency requirements or other provisions of applicable law. If the Company believes that on any Retraction Date it would not be permitted by any of such provisions to redeem the Retracted Shares tendered for redemption on such date, and provided that NPS Holdings shall not have exercised the Retraction Call Right with respect to the Retracted Shares, the Company shall only be obligated to redeem Retracted Shares specified by a holder in a Retraction Request to the extent of the maximum number that may be so redeemed (rounded down to a whole number of shares) as would not be contrary to such provisions and shall notify the holder at least two Business Days prior to the Retraction Date as to the number of Retracted Shares which will not be redeemed by the Company. In any case in which the redemption by the Company of Retracted Shares would be contrary to solvency requirements or other provisions of applicable law, the Company shall redeem Retracted Shares in accordance with
Section 6.2 of these share provisions on a pro rata basis and shall issue to each holder of Retracted Shares a new certificate, at the expense of the Company, representing the Retracted Shares not redeemed by the Company pursuant to Section 6.2 hereof. Provided that the Retraction Request is not revoked by the holder in the manner specified in Section 6.7, the holder of any such Retracted Shares not redeemed by the Company pursuant to Section 6.2 of these share provisions as a result of solvency requirements or other provisions of applicable law shall be deemed by giving the Retraction Request to require NPS to purchase such Retracted Shares from such holder on the Retraction Date or as soon as practicable thereafter on payment by NPS to such holder of the Purchase Price for each such Retracted Share, all as more specifically provided in the Voting and Exchange Trust Agreement.

          A holder of Retracted Shares may, by notice in writing given by the holder to the Company before the close of business on the Business Day immediately preceding the Retraction Date, withdraw its Retraction Request, in which event such Retraction Request shall be null and void and, for greater certainty, the revocable offer constituted by the Retraction Request to sell the Retracted Shares to NPS Holdings shall be deemed to have been revoked.

                REDEMPTION OF EXCHANGEABLE SHARES BY THE COMPANY

          Subject to applicable law, and provided NPS Holdings has not exercised the Redemption Call Right, the Company shall on the Redemption Date redeem all but not less than all of the then outstanding Exchangeable Shares for an amount per share equal to the Current Market Price of a NPS Common Share on the last Business Day prior to the Redemption Date (the "Redemption Price"), which shall be satisfied in full by the Company causing to be delivered to each holder of Exchangeable Shares one NPS Common Share for each Exchangeable Share held by such holder, together with the Dividend Amount.

          In any case of a redemption of Exchangeable Shares under this Article 7, the Company shall, at least 60 days before the Redemption Date (other than a Redemption Date established in connection with a NPS Control Transaction, an Exchangeable Share Voting Event or an Exempt Exchangeable Share Voting Event), send or cause to be sent to each holder of Exchangeable Shares a notice in writing of the redemption by the Company or the purchase by NPS Holdings under the Redemption Call Right, as the case may be, of the Exchangeable Shares held by such holder. In the case of a Redemption Date established in connection with a NPS Control Transaction, an Exchangeable Share Voting Event or an Exempt Exchangeable Share Voting Event, the written notice of redemption by the Company or the purchase by NPS Holdings under the Redemption Call Right will be sent on or before the Redemption Date, on as many days prior written notice as may be determined by the Board of Directors of the Company to be reasonably practicable in the circumstances. In any such case, such notice shall set out the formula for determining the Redemption Price or the Redemption Call Purchase Price, as the case may be, the Redemption Date and, if applicable, particulars of the Redemption Call Right.

          On or after the Redemption Date and subject to the exercise by NPS Holdings of the Redemption Call Right, the Company shall cause to be delivered to the holders of the Exchangeable Shares to be redeemed the Redemption Price for each such Exchangeable Share, together with the Dividend Amount upon presentation and surrender at the registered office of the Company or at any office of the Trustee as may be specified by the Company in such notice of the certificates representing such Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the OBCA and the Articles of the Company and such additional documents and instruments as the Transfer Agent and the Company may reasonably require. Payment of the total Redemption Price for such Exchangeable Shares, together with payment of the Dividend Amount, shall be made by delivery to each holder, at the address of the holder recorded in the register of members of the Company or by holding for pick-up by the holder at the registered office of the Company or at any office of the Transfer Agent as may be specified by the Company in such notice, on behalf of the Company of certificates representing NPS Common Shares (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any lien, claim or encumbrance) and, if applicable, a cheque of the Company payable at par at any branch of the bankers of the Company in payment of any Dividend Amounts, in each case, less any amounts withheld on account of tax required to be deducted and withheld therefrom. On and after the Redemption Date, the holders of the Exchangeable Shares called for redemption shall cease to be holders of such Exchangeable Shares and shall not be entitled to exercise any of the rights of holders in respect thereof, other than the right to receive their proportionate part of the total Redemption Price and any Dividend Amount, unless payment of the total Redemption Price and any Dividend Amount for such Exchangeable Shares shall not be made upon presentation and surrender of certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected until the total Redemption Price and any Dividend Amount shall have been paid in the manner hereinbefore provided. The Company shall have the right at any time after the sending of notice of its intention to redeem the Exchangeable Shares as aforesaid to deposit or cause to be deposited the total Redemption Price for and the full amount of the Dividend Amount on (except as otherwise provided in this Section 7.3) the Exchangeable Shares so called for redemption, or of such of the said Exchangeable Shares represented by certificates that have not at the date of such deposit been surrendered by the holders thereof in connection with such redemption, in a custodial account with any chartered bank or trust company in Canada named in such notice, less any amounts withheld on account of tax required to be deducted and withheld therefrom. Upon the later of such deposit being made and the Redemption Date, the Exchangeable Shares in respect whereof such deposit shall have been made shall be redeemed and the rights of the holders thereof after such deposit or Redemption Date, as the case may be, shall be limited to receiving their proportionate part of the total Redemption Price and the Dividend Amount for such Exchangeable Shares so deposited, against presentation and surrender of the said certificates held by them, respectively, in accordance with the foregoing provisions. Upon such payment or deposit of the total Redemption Price and the full Dividend Amount, the holders of the Exchangeable Shares shall thereafter be considered and deemed for all purposes to be holders of the NPS Common Shares delivered to them or the custodian on their behalf.

                           PURCHASE FOR CANCELLATION

          Subject to applicable law, the Company may at any time and from time to time purchase for cancellation all or any part of the outstanding Exchangeable Shares at any price by tender to all the holders of record of Exchangeable Shares then outstanding or through the facilities of any stock exchange on which the Exchangeable Shares are listed or quoted at any price per share. If in response to an invitation for tenders under the provisions of this
Section 8.1, more Exchangeable Shares are tendered at a price or prices acceptable to the Company than the Company is prepared to purchase, the Exchangeable Shares to be purchased by the Company shall be purchased as nearly as may be pro rata according to the number of shares tendered by each holder who submits a tender to the Company, provided that when shares are tendered at different prices, the pro rating shall be effected (disregarding fractions) only with respect to the shares tendered at the price at which more shares were tendered than the Company is prepared to purchase after the Company has purchased all the shares tendered at lower prices. If part only of the Exchangeable Shares represented by any certificate shall be purchased, a new certificate for the balance of such shares shall be issued at the expense of the Company.

                                 VOTING RIGHTS

          Except as required by applicable law and by Article 10 hereof, the holders of the Exchangeable Shares shall not be entitled as such to receive notice of or to attend any meeting of the Shareholders of the Company or to vote at any such meeting.

                             AMENDMENT AND APPROVAL

          The rights, privileges, restrictions and conditions attaching to the Exchangeable Shares may be added to, changed or removed but only with the approval of the holders of the Exchangeable Shares given as hereinafter specified.

          Any approval given by the holders of the Exchangeable Shares to add to, change or remove any right, privilege, restriction or condition attaching to the Exchangeable Shares or any other matter requiring the approval or consent of the holders of the Exchangeable Shares shall be deemed to have been sufficiently given if it shall have been given in accordance with applicable law subject to a minimum requirement that such approval be evidenced by resolution passed by not less than two-thirds of the votes cast on such resolution at a meeting of holders of Exchangeable Shares duly called and held at which the holders of at least 10% of the outstanding Exchangeable Shares at that time are present or represented by proxy; provided that if at any such meeting the holders of at least 10% of the outstanding Exchangeable Shares at that time are not present or represented by proxy within one-half hour after the time appointed for such meeting, then the meeting shall be adjourned to such date not less than five days thereafter and to such time and place as may be designated by the Chairman of such meeting. At such adjourned meeting the holders of Exchangeable Shares present or represented by proxy thereat may transact the business for which the meeting was originally called and a resolution passed thereat by the affirmative vote of not less than two-thirds of the votes cast on such resolution at such meeting shall constitute the approval or consent of the holders of the Exchangeable Shares.

            RECIPROCAL CHANGES, ETC. IN RESPECT OF NPS COMMON SHARES

          Each holder of an Exchangeable Share acknowledges that the Support Agreement provides, in part, that NPS will not without the prior approval of the Company and the prior approval of the holders of the Exchangeable Shares given in accordance with Section 10.2 of these share provisions:

          issue or distribute NPS Common Shares (or securities exchangeable for or convertible into or carrying rights to acquire NPS Common Shares) to the holders of all or substantially all of the then outstanding NPS Common Shares by way of stock dividend or other distribution, other than an issue of NPS Common Shares (or securities exchangeable for or convertible into or carrying rights to acquire NPS Common Shares) to holders of NPS Common Shares who exercise an option to receive dividends in NPS Common Shares (or securities exchangeable for or convertible into or carrying rights to acquire NPS Common Shares) in lieu of receiving cash dividends;

          issue or distribute rights, options or warrants to the holders of all or substantially all of the then outstanding NPS Common Shares entitling them to subscribe for or to purchase NPS Common Shares (or securities exchangeable for or convertible into or carrying rights to acquire NPS Common Shares); or issue or distribute to the holders of all or substantially all of the then outstanding NPS Common Shares:

               shares or securities of NPS of any class other than NPS Common Shares (other than shares convertible into or exchangeable for or carrying rights to acquire NPS Common Shares);

               rights, options or warrants other than those referred to in
               Section 11.1(b) above;

               evidences of indebtedness of NPS; or

               assets of NPS,

unless the economic equivalent on a per share basis of such rights, options, securities, shares, evidences of indebtedness or other assets is issued or distributed simultaneously to holders of the Exchangeable Shares.

          Each holder of an Exchangeable Share acknowledges that the Support Agreement further provides, in part, that NPS will not without the prior approval of the Company and the prior approval of the holders of the Exchangeable Shares given in accordance with Section 10.2 of these share provisions:

          subdivide, redivide or change the then outstanding NPS Common Shares into a greater number of NPS Common Shares;

          reduce, combine, consolidate or change the then outstanding NPS Common Shares into a lesser number of NPS Common Shares; or

          reclassify or otherwise change the NPS Common Shares or effect an amalgamation, merger, reorganization or other transaction affecting the NPS Common Shares,

unless the same or an economically equivalent change shall simultaneously be made to, or in, the rights of the holders of the Exchangeable Shares. The Support Agreement further provides, in part, that the aforesaid provisions of the Support Agreement shall not be changed without the approval of the holders of the Exchangeable Shares given in accordance with Section 10.2 of these share provisions.

                 ACTIONS BY THE COMPANY UNDER SUPPORT AGREEMENT

          The Company will take all such actions and do all such things as shall be necessary or advisable to perform and comply with and to ensure performance and compliance by NPS, NPS Holdings and the Company with all provisions of the Support Agreement applicable to NPS, NPS Holdings and the Company, respectively, in accordance with the terms thereof including, without limitation, taking all such actions and doing all such things as shall be necessary or advisable to enforce to the fullest extent possible for the direct benefit of the Company all rights and benefits in favour of the Company under or pursuant to such agreement.

          The Company shall not propose, agree to or otherwise give effect to any amendment to, or waiver or forgiveness of its rights or obligations under, the Support Agreement without the approval of the holders of the Exchangeable Shares given in accordance with Section 10.2 of these share provisions other than such amendments, waivers and/or forgiveness as may be necessary or advisable for the purposes of:

          adding to the covenants of the other parties to such agreement for the protection of the Company or the holders of the Exchangeable Shares thereunder;

          making such provisions or modifications not inconsistent with such agreement as may be necessary or desirable with respect to matters or questions arising thereunder which, in the good faith opinion of the Board of Directors, it may be expedient to make, provided that the Board of Directors shall be of the good faith opinion, after consultation with counsel, that such provisions and modifications will not be prejudicial to the interests of the holders of the Exchangeable Shares; or

          making such changes in or corrections to such agreement which, on the advice of counsel to the Company, are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error contained therein, provided that the Board of Directors shall be of the good faith opinion, after consultation with counsel, that such changes or corrections will not be prejudicial to the interests of the holders of the Exchangeable Shares.

                    LEGEND; CALL RIGHTS; WITHHOLDING RIGHTS

          The certificates evidencing the Exchangeable Shares shall contain or have affixed thereto a legend in form and on terms approved by the Board of Directors, with respect to the Support Agreement, the provisions of the Plan of Arrangement relating to the Liquidation Call Right and the Redemption Call Right, and the Voting and Exchange Trust Agreement (including the provisions with respect to the voting rights, exchange right and automatic exchange thereunder).

          Each holder of an Exchangeable Share, whether of record or beneficial, by virtue of becoming and being such a holder shall be deemed to acknowledge each of the Liquidation Call Right, the Retraction Call Right and the Redemption Call Right, in each case, in favour of NPS Holdings, and the overriding nature thereof in connection with the liquidation, dissolution or winding-up of the Company or the retraction or redemption of Exchangeable Shares, as the case may be, and to be bound thereby in favour of NPS Holdings as therein provided.

          The Company, NPS Holdings, NPS and the Trustee shall be entitled to deduct and withhold from any dividend or consideration otherwise payable to any holder of Exchangeable Shares such amounts as the Company, NPS Holdings, NPS or the Trustee is required or permitted to deduct and withhold with respect to such payment under the Income Tax Act (Canada), the United States Internal Revenue Code of 1986 or any provision of provincial, state, local or foreign tax law, in each case, as amended. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes hereof as having been paid to the holder of the shares in respect of which such deduction and withholding was made, provided that such withheld amounts are actually remitted to the appropriate taxing authority. To the extent that the amount so required or permitted to be deducted or withheld from any payment to a holder exceeds the cash portion of the consideration otherwise payable to the holder, the Company, NPS Holdings, NPS and the Trustee are hereby authorized to sell or otherwise dispose of such portion of the consideration as is necessary to provide sufficient funds to the Company, NPS Holdings, NPS or the Trustee, as the case may be, to enable it to comply with such deduction or withholding requirement and the Company, NPS Holdings, NPS or the Trustee shall notify the holder thereof and remit any unapplied balance of the net proceeds of such sale.


                                    NOTICES

          Any notice, request or other communication to be given to the Company by a holder of Exchangeable Shares shall be in writing and shall be valid and effective if given by mail (postage prepaid) or by telecopy or by delivery to the registered office of the Company and addressed to the attention of the President of the Company. Any such notice, request or other communication, if given by mail, telecopy or delivery, shall only be deemed to have been given and received upon actual receipt thereof by the Company.

          Any presentation and surrender by a holder of Exchangeable Shares to the Company or the Trustee of certificates representing Exchangeable Shares in connection with the liquidation, dissolution or winding-up of the Company or the retraction or redemption of Exchangeable Shares shall be made by registered mail (postage prepaid) or by delivery to the registered office of the Company or to such office of the Trustee as may be specified by the Company, in each case, addressed to the attention of the President of the Company. Any such presentation and surrender of certificates shall only be deemed to have been made and to be effective upon actual receipt thereof by the Company or the Trustee, as the case may be. Any such presentation and surrender of certificates made by registered mail shall be at the sole risk of the holder mailing the same.

          Any notice, request or other communication to be given to a holder of Exchangeable Shares by or on behalf of the Company shall be in writing and shall be valid and effective if given by mail (postage prepaid) or by delivery to the address of the holder recorded in the register of members of the Company or, in the event of the address of any such holder not being so recorded, then at the last known address of such holder. Any such notice, request or other communication, if given by mail, shall be deemed to have been given and received on the third Business Day following the date of mailing and, if given by delivery, shall be deemed to have been given and received on the date of delivery. Accidental failure or omission to give any notice, request or other communication to one or more holders of Exchangeable Shares shall not invalidate or otherwise alter or affect any action or proceeding to be taken by the Company pursuant thereto.

                                   SCHEDULE A

                               RETRACTION REQUEST

               [TO BE PRINTED ON EXCHANGEABLE SHARE CERTIFICATES]

     To NPS - Allelix Inc. ("NPS - Allelix Inc.") and NPS Holdings Limited ("NPS Holdings")

          This notice is given pursuant to Article 6 of the provisions (the "Share Provisions") attaching to the Exchangeable Shares of NPS - Allelix Inc. represented by this certificate and all capitalized words and expressions used in this notice that are defined in the Share Provisions have the meanings ascribed to such words and expressions in such Share Provisions.

          The undersigned hereby notifies NPS - Allelix Inc. that, subject to the Retraction Call Right referred to below, the undersigned desires to have NPS - Allelix Inc. redeem in accordance with Article 6 of the Share Provisions:


       all share(s) represented by this certificate; or

     _________________ share(s) only represented by this certificate.

The undersigned hereby notifies NPS - Allelix Inc. that the Retraction Date shall be ____________________.

NOTE: The Retraction Date must be a Business Day and must not be less than 10 Business Days nor more than 15 Business Days after the date upon which this notice is received by NPS - Allelix Inc.. If no such Business Day is specified above, the Retraction Date shall be deemed to be the 15th Business Day after the date on which this notice is received by NPS - Allelix Inc..

The undersigned acknowledges the overriding Retraction Call Right of NPS Holdings to purchase all but not less than all the Retracted Shares from the undersigned and that this notice is and shall be deemed to be a revocable offer by the undersigned to sell the Retracted Shares to NPS Holdings in accordance with the Retraction Call Right on the Retraction Date for the Purchase Price and on the other terms and conditions set out in Section 6.3 of the Share Provisions. This Retraction Request, and this offer to sell the Retracted Shares to NPS Holdings, may be revoked and withdrawn by the undersigned only by notice in writing given to NPS - Allelix Inc. at any time before the close of business on the Business Day immediately preceding the Retraction Date.

          The undersigned acknowledges that if, as a result of solvency provisions of applicable law, NPS - Allelix Inc. is unable to redeem all Retracted Shares, the undersigned will be deemed to have exercised the Exchange Right (as defined in the Voting and Exchange Trust Agreement) so as to require NPS to purchase the unredeemed Retracted Shares.

          The undersigned hereby represents and warrants to NPS Holdings and NPS
          - Allelix Inc. that the undersigned:


       is

          (select one)

       is not

     a non-resident of Canada for purposes of the Income Tax Act (Canada). The undersigned acknowledges that in the absence of an indication that the undersigned is not a non-resident of Canada, withholding on account of Canadian tax may be made from amounts payable to the undersigned on the redemption or purchase of the Retracted Shares.

          The undersigned hereby represents and warrants to NPS Holdings and NPS
          - Allelix Inc. that the undersigned has good title to, and owns, the share(s) represented by this certificate to be acquired by NPS Holdings or NPS - Allelix Inc., as the case may be, free and clear of all liens, claims and encumbrances.

  ------    -------------------------       -----------------------
  (Date)    (Signature of Shareholder)      (Guarantee of Signature)


     Please check box if the securities and any cheque(s) resulting from the retraction or purchase of the Retracted Shares are to be held for pick-up by the shareholder from the transfer agent acting in its capacity as trustee under the Voting and Exchange Trust Agreement (the "Transfer Agent"), failing which the securities and any cheque(s) will be mailed to the last address of the shareholder as it appears on the register.

NOTE: This panel must be completed and this certificate, together with such additional documents as the Transfer Agent may require, must be deposited with the Transfer Agent. The securities and any cheque(s) resulting from the retraction or purchase of the Retracted Shares will be issued and registered in, and made payable to, respectively, the name of the shareholder as it appears on the register of NPS - Allelix Inc. and the securities and any cheque(s) resulting from such retraction or purchase will be delivered to such shareholder as indicated above, unless the form appearing immediately below is duly completed.

Date:____________________

       Name of Person in Whose Name Securities or Cheque(s)Are to be Registered, Issued or Delivered (please print):_____________________________________________


       Street Address or P.O. Box:______________________________________________


       Signature of Shareholder:________________________________________________


       City, Province and Postal Code:__________________________________________


       Signature Guaranteed by:_________________________________________________

NOTE: If this Retraction Request is for less than all of the shares represented by this certificate, a certificate representing the remaining share(s) of NPS - Allelix Inc. represented by this certificate will be issued and registered in the name of the shareholder as it appears on the register of NPS - Allelix Inc., unless the Share Transfer Power on the share certificate is duly completed in respect of such share(s).

                          CERTIFICATE OF AMENDMENT

                                    of the
                             AMENDED AND RESTATED
                         CERTIFICATE OF INCORPORATION
                                      of
                           NPS Pharmaceuticals, Inc.


     The undersigned, being the President and Secretary of NPS Pharmaceuticals, Inc. ("NPS" or the "Corporation"), do hereby certify and set forth that the Certificate of Incorporation was originally filed with the Secretary of State of Delaware on March 2, 1992, and was amended and restated in its entirety on June 4, 1994 (the "Certificate of Incorporation").

     1. Paragraph 4.1 of the Certificate of Incorporation which sets forth the authorized capital stock of the Corporation is amended to read as follows:

          4.1 This Corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares which the Corporation is authorized to issue is Fifty Million (50,000,000) shares. Forty-five million (45,000,000) shares shall be Common Stock, each having a par value of one-tenth of one cent ($.001). Five million (5,000,000) shares shall be Preferred Stock, each having a par value of one-tenth of one cent ($.001).

     2. This Certificate of Amendment was authorized by a unanimous resolution of the Board of Directors followed by the affirmative vote of the holders of a majority of all shares of capital stock of the Corporation entitled to vote thereon at a meeting of the stockholders of the Corporation duly called and held on the ___ day of ___________, 1999, a quorum being present.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by its President and attested to by its Secretary this ____ day of ___________, 1999.

ATTEST:                             NPS Pharmaceuticals, Inc.



_____________________________       ________________________________________
James U. Jensen,                    Hunter Jackson, Ph.D.,
Secretary                           President

PRIVATE AND CONFIDENTIAL
------------------------


                                             September 27, 1999

The Board of Directors
NPS Pharmaceuticals, Inc.
420 Chipeta Way
Salt Lake City, UT 84108

Members of the Board:

          We understand that NPS Pharmaceuticals, Inc., a Delaware corporation (the "Company" or "NPS"), and Allelix Biopharmaceuticals Inc., a corporation subsisting pursuant to the laws of Canada ("Allelix"), propose to enter into an Arrangement Agreement, including the Plan of Arrangement (the "Agreement"). Pursuant to the Agreement, Allelix shall merge (the "Merger") with and into NPS-Allelix, Inc., a corporation incorporated under the Business Corporations Act (Ontario) and an indirect, wholly-owned subsidiary of NPS (the "Merger Sub").
In the Merger, each outstanding common share of Allelix (the "Allelix Common Shares") will be converted into the right to receive (a) 0.3238 shares (the "Exchange Ratio") of common stock, par value $.001 per share, of the Company (the "NPS Common Stock") or (b) at the election of certain holders of Allelix Common Shares, 0.3238 exchangeable shares of Merger Sub (the "Exchangeable Shares"). To the extent provided in the Agreement, each of the Exchangeable Shares is exchangeable for one share of NPS Common Stock.

          You have requested our opinion as to the fairness to the Company from a financial point of view as of the date hereof of the Exchange Ratio to the Company. In conducting our analysis and arriving at the opinion expressed herein, we have reviewed such materials and considered such financial and other factors as we deemed relevant under the circumstances, including:

     (i)      a draft dated September 25, 1999 of the Agreement;

     (ii) certain other publicly-available historical financial and operating data for NPS including, but not limited to, (a) the Annual Report on Form 10-K for the fiscal year ended December 31, 1998, (b) the Quarterly Report on Form 10-Q for the quarter ended June 30, 1999, and (c) the Proxy Statement for the Meeting of Stockholders held on May 26, 1999.

     (iii) certain information relating to NPS, including financial forecasts for the fiscal years December 31, 1999 through December 31, 2004, prepared by the management of the Company;

     (iv) certain publicly-available historical financial and operating data for Allelix including, but not limited to, the Annual Report for the fiscal years ended August 31, 1998, and unaudited financial statements for Allelix for the fiscal year ended August 31, 1999;

     (v) certain information relating to Allelix, including the financial forecasts for the four months ended December 31, 1999 and the fiscal years ending December 31, 2000 through December 31, 2004 prepared by the management of Allelix;

Board of Directors
NPS Pharmaceuticals, Inc.
September 27, 1999
Page 2



  (vi) publicly-available financial, operating and stock market data concerning certain companies engaged in businesses we deemed comparable to Allelix or otherwise relevant to our inquiry;

  (vii) the financial terms of certain recent transactions we deemed relevant to our inquiry;

  (viii) the historical stock prices and trading volumes of NPS Common Stock and Allelix Common Shares;

  (ix) the Stock Purchase Agreement dated October 30, 1998 between Allelix and Johnson & Johnson Development Corporation; and

  (x) such other financial studies, analyses and investigations that we deemed appropriate.

     We have assumed, with your consent that, (a) each holder of Allelix Common Shares will receive 0.3238 shares of NPS Common Stock and (b) the draft of the Agreement which we reviewed (as referred to above) will conform in all material respects to that document when in final form and that the Merger will be consummated on the terms described in the Agreement without any waiver of any material terms or conditions.

     We have met with the senior management of the Company and Allelix to discuss (i) the prospects for their respective businesses, (ii) their estimates of such businesses' future financial performance, (iii) the financial impact of the Merger on the respective companies and (iv) such other matters that we deemed relevant.

     In connection with our review and analysis and in arriving at our opinion, we have relied upon the accuracy and completeness of the financial and other information publicly available or otherwise made available or provided to us concerning the Company and Allelix, and have not undertaken any independent verification of such information or any independent valuation or appraisal of any of the assets or liabilities of the Company or Allelix and we have not been provided with any such independent valuation or appraisal. With respect to the financial forecasts provided to us by the Company for the Company, and by Allelix for Allelix, we have assumed that such information (including the assumptions and bases therefor) represents each respective management's best currently available estimate as to the future financial performance of the Company and Allelix and that the Company and Allelix will perform in accordance with such projections. We assume no responsibility for and express no view as to such forecasts or the assumptions under which they were prepared. Further, our opinion is necessarily based on economic, financial and market conditions as they exist and can only be evaluated as of the date hereof.

     Our opinion does not address nor should it be construed to address the relative merits of the Merger or alternative business strategies that may be available to the Company. In addition, this opinion does not in any manner address the prices at which NPS Common Stock or the Exchangeable Shares will trade following consummation of the Merger.

Board of Directors
NPS Pharmaceuticals, Inc.
September 27, 1999
Page 3



     As you know, we have been retained by the Company to render this opinion and provide other financial advisory services in connection with the Merger and will receive a fee for such services, substantially all of which is contingent upon the consummation of the Merger. In the ordinary course of business we may actively trade the shares of NPS Common Stock and Allelix Common Shares for our own account and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities. As you are aware, Prudential Securities Incorporated provides equity research coverage on NPS.

     This letter and the opinion expressed herein are for the use of the Board of Directors of the Company. This opinion does not constitute a recommendation to the stockholders of the Company as to how such stockholders should vote in connection with the issuance of shares of NPS Common Stock pursuant to the Merger or as to any other action such stockholders should take regarding the Merger. This opinion may not be reproduced, summarized, excerpted from or otherwise publicly referred to or disclosed in any manner, without our prior written consent; except that the Company may include this opinion in its entirety in any proxy statement or information statement relating to the Merger sent to the Company's stockholders.

     Based upon and subject to the foregoing, we are of the opinion that, as of the date hereof, the Exchange Ratio is fair to the Company from a financial point of view.


                                   Very truly yours,


                                   PRUDENTIAL SECURITIES INCORPORATED



                                   Barry M. Deutsch
                                   Director

                             [ALLELIX LETTERHEAD]

November __, 1999

Dear Shareholder:

     The Board of Directors cordially invites you to attend a meeting of shareholders of Allelix Biopharmaceuticals Inc. to be held at TSE Place, The Exchange Tower, 2 First Canadian Place, 130 King Street West, Toronto, Ontario on [Wednesday], December [15], 1999 at 2:00 p.m. (Toronto time).

     At the meeting, you will be asked to approve a proposed plan of arrangement involving Allelix and a wholly-owned subsidiary of NPS Pharmaceuticals, Inc. pursuant to an Arrangement Agreement between Allelix and NPS. The Arrangement will result in Allelix becoming a subsidiary of NPS. In order to facilitate the Arrangement, you will also be asked to approve a continuance of Allelix from the Canada Business Corporations Act to the Business Corporations Act (Ontario).

     The Board of Directors has determined unanimously that the arrangement is fair to the Allelix Shareholders and is in the best interests of Allelix. Accordingly, the Board of Directors unanimously recommends that you vote to approve both the continuance and the arrangement.

     Under the arrangement, each Allelix common share will be exchanged for
0.3238 shares of NPS common stock or 0.3238 exchangeable shares.

     The exchangeable shares will be issued by NPS Allelix Inc., an indirect wholly-owned Canadian subsidiary of NPS and, as nearly as practicable, will be the economic equivalent of shares of NPS common stock. The exchangeable shares will be exchangeable at any time at the option of the holder, on a one-for-one basis, for NPS common shares. The exchangeable shares provide an opportunity for certain shareholders of Allelix to achieve a Canadian tax deferral in certain circumstances, as described in the attached Management Proxy Circular.

     A Letter of Transmittal and Election Form (printed on yellow paper) for use by Allelix Common Shareholders is enclosed with the Circular. A separate Letter of Transmittal and Election Form is available, upon request. Holders of Allelix common shares will not receive certificates for the exchangeable shares or shares of NPS common stock to which they are entitled under the arrangement until they return a properly completed Letter of Transmittal and Election Form, together with the certificates for their shares and any other required documentation to CIBC Mellon Trust Company at one of the addresses specified on the last page of the Letter of Transmittal and Election Form.

     The arrangement is conditional upon, among other things, receiving 66 2/3 percent voting approval by the common shareholders at the meeting. Likewise, the continuance, which is a necessary step in proceeding with the arrangement, must be approved by not less than 662/3 percent of the collective votes cast by the Allelix shareholders who attend the meeting, in person or by proxy. The attached Circular contains a detailed description of the arrangement, the Arrangement Agreement and the continuance and other information that may help you make an informed decision.

     We hope you will be able to attend the meeting. Whether or not you are able to attend, it is still important that you be represented at the meeting.
We encourage you to complete the enclosed form of proxy and return it not later than the time specified in the Notice of Special Meeting of Allelix Shareholders (page 1 of the Circular). Voting by proxy will not prevent you from voting in person if you attend the meeting, but will ensure that your vote will be counted if you are unable to attend.

     If you are a not an Allelix Common Shareholder and have received this letter and the Circular from your broker or another intermediary, please complete and return the proxy or other authorization form provided to you by your broker or other intermediary in accordance with the instructions provided with it. Failure to do so may result in your Allelix common shares not being eligible to be voted at the meeting.

                              Sincerely,


                              John R. Evans
                              Chairman
                              Allelix Biopharmaceuticals Inc.

                                      (2)

                             ARRANGEMENT INVOLVING
                       ALLELIX BIOPHARMACEUTICALS INC.,
                           1380390 ONTARIO INC. and
                           NPS PHARMACEUTICALS, INC.


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                      and
                           MANAGEMENT PROXY CIRCULAR
                      OF ALLELIX BIOPHARMACEUTICALS INC.

                               November __, 1999



        ------------------------------------------------------------

              THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
             ALL SHAREHOLDERS VOTE FOR THE CONTINUANCE RESOLUTION
                        AND THE ARRANGEMENT RESOLUTION

        ------------------------------------------------------------

                               TABLE OF CONTENTS

TABLE OF CONTENTS..........................................................  i
NOTICE OF SPECIAL MEETING
     OF ALLELIX SHAREHOLDERS...............................................  1
GLOSSARY OF TERMS..........................................................  3
REPORTING CURRENCIES AND ACCOUNTING PRINCIPLES............................. 16
CANADIAN/U.S. EXCHANGE RATES............................................... 16
INFORMATION CONCERNING NPS AND ITS AFFILIATES.............................. 16
SUMMARY.................................................................... 17
Business of NPS............................................................ 17
Business of Allelix........................................................ 17
Date, Place and Purpose of the Allelix Meeting............................. 18
Allelix Shareholders Entitled to Vote...................................... 18
Vote Required.............................................................. 18
The Continuance of Allelix................................................. 20
The Arrangement............................................................ 20
Effective Time............................................................. 21
The Exchangeable Shares.................................................... 22
Allelix Preferred Shares................................................... 23
Treatment of Options and Warrants.......................................... 23
Recommendation of the Board of Directors of Allelix........................ 24
Opinion of Allelix's Financial Adviser, BancBoston Robertson Stephens...... 24
Conditions to Closing...................................................... 24
Termination and Termination Fees and Expenses.............................. 25
Accounting Treatment....................................................... 26
Stock Exchange Listings.................................................... 26
Certain Tax Considerations................................................. 27
Dissent Rights............................................................. 27
Investment Considerations.................................................. 28
GENERAL PROXY INFORMATION.................................................. 28
General.................................................................... 28
Solicitation of Proxies.................................................... 28
Record Date and Entitlement to Vote........................................ 28
Signing and Deposit of Proxies............................................. 28
Revocation of Proxies...................................................... 29
Voting of Proxies.......................................................... 29
Voting Shares.............................................................. 30
Business of the Allelix Meeting............................................ 30
Required Votes to Approve the Option Resolution, the Continuance
     Resolution and the Arrangement Resolution............................. 32
Interest of Management..................................................... 32
THE CONTINUANCE OF ALLELIX................................................. 33
Introduction to the Continuance............................................ 33
Shareholder Approval....................................................... 33
THE ARRANGEMENT............................................................ 33
Background of the Arrangement.............................................. 33
Allelix's Reasons for the Arrangement and Recommendation of the Board
     of Directors of Allelix............................................... 35
Opinion of Allelix's Financial Adviser, BancBoston Robertson Stephens...... 37
Procedures for Election and Exchange of Share Certificates................. 39
Transaction Mechanics and Description of Exchangeable Shares............... 40

                                      (i)

Allelix Preferred Shares................................................... 51
Options.................................................................... 52
Warrants................................................................... 52
Court Approval and Completion of the Arrangement........................... 53
Accounting Treatment....................................................... 53
Stock Exchange Listing..................................................... 54
Resale of Exchangeable Shares and NPS Common Shares Received in the
     Arrangement........................................................... 54
Ongoing Canadian Reporting Obligations..................................... 56
Future Issuances of Shares................................................. 56
Expenses................................................................... 57
THE ARRANGEMENT AGREEMENT AND RELATED AGREEMENTS........................... 57
Effective Date of the Arrangement.......................................... 57
Termination................................................................ 57
Termination Fees and Expenses.............................................. 58
Conditions to Closing...................................................... 59
General Covenants.......................................................... 65
Covenants of Allelix Regarding Non-Solicitation............................ 68
Covenants of NPS Regarding No Shop......................................... 69
Representations and Warranties............................................. 70
Confidentiality............................................................ 71
Standstill................................................................. 73
Access..................................................................... 73
Amendment.................................................................. 74
Support Agreement.......................................................... 74
INVESTMENT CONSIDERATIONS.................................................. 76
U.S. Federal Income Tax Consequences to Allelix Common Shareholders........ 76
Canadian Federal Income Tax Consequences to Allelix Common Shareholders.... 77
Market for Exchangeable Shares............................................. 78
Risk Related to the Arrangement............................................ 78
Risk Factors Related to the Business of NPS................................ 81
MARKET PRICE............................................................... 81
SELECTED CONSOLIDATED FINANCIAL INFORMATION OF ALLELIX..................... 84
SELECTED FINANCIAL INFORMATION OF NPS...................................... 85
ALLELIX'S AND NPS' SELECTED UNAUDITED PRO FORMA CONDENSED COMBINED
     FINANCIAL STATEMENTS.................................................. 87
INCOME TAX CONSIDERATIONS TO ALLELIX SHAREHOLDERS.......................... 87
Canadian Federal Income Tax Considerations................................. 87
Allelix Shareholders Resident in Canada.................................... 89
Allelix Shareholders Not Resident in Canada................................ 98
United States Federal Income Tax Considerations............................100
U.S. Holders...............................................................101
Non-U.S. Holders...........................................................104
Backup Withholding and Information Reporting106
INFORMATION CONCERNING NPS.................................................107
Business of NPS............................................................107
Documents Incorporated by Reference........................................112
Share Capital Matters......................................................113
Stock Exchange Listings....................................................115
Principal Holders of Common Stock..........................................115
Auditors, Transfer Agent and Registrar.....................................115
INFORMATION CONCERNING NPS ALLELIX.........................................116
NPS Allelix................................................................116

                                     (ii)

Directors and Officers.....................................................116
Share Capital Matters......................................................116
Transfer Agent and Registrar...............................................117
INFORMATION CONCERNING ALLELIX.............................................117
Business of Allelix........................................................117
Business Units.............................................................119
Documents Incorporated by Reference........................................119
1999 Financial Results and Management's Discussion and Analysis of
     Financial Condition and Results of Operations ("MD&A")................120
Information Concerning Forward-looking Statements..........................120
Directors and Officers.....................................................121
Share Capital Matters......................................................122
Executive Compensation.....................................................123
Termination of Employment, Change of Responsibility and Employment
     Contracts.............................................................125
Long-Term Incentive Plans - Awards in the Year Ended August 31, 1999.......125
Option Grants During the Year Ended August 31, 1999........................125
Stock Performance Graph....................................................128
Stock Exchange Listings....................................................129
Principal Holders of Allelix Common Shares.................................129
Auditors, Transfer Agents and Registrars...................................129
COMPARISON OF SHAREHOLDERS' RIGHTS.........................................129
Vote Required for Extraordinary Transactions...............................130
Amendment to Governing Documents...........................................131
Dissenters' Rights.........................................................131
Oppression Remedy..........................................................132
Derivative Actions.........................................................133
Shareholder Consent in Lieu of Meeting.....................................134
Director Qualifications....................................................135
Fiduciary Duties of Directors..............................................135
Indemnification of Officers and Directors..................................136
Director Liability.........................................................137
DISSENTING SHAREHOLDER RIGHTS..............................................137
AVAILABLE INFORMATION......................................................141
LEGAL MATTERS..............................................................142
EXPERTS....................................................................142
APPROVAL OF PROXY CIRCULAR BY ALLELIX'S BOARD OF DIRECTORS.................142
APPENDICES.................................................................144
A    FORM OF OPTION RESOLUTION.............................................144
B    FORM OF CONTINUANCE RESOLUTION........................................144
C    FORM OF ARRANGEMENT RESOLUTION........................................144
D    PLAN OF ARRANGEMENT INCLUDING EXCHANGEABLE SHARE PROVISIONS...........144
E    FORM OF SUPPORT AGREEMENT.............................................144
F    FORM OF VOTING AND EXCHANGE TRUST AGREEMENT...........................144
G    INTERIM ORDER AND NOTICE OF APPLICATION...............................144
H    OPINION OF BANCBOSTON ROBERTSON STEPHENS..............................144
I    SECTION 190 OF THE CBCA AND SECTION 185 OF THE OBCA...................144
J    NPS' ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED
     DECEMBER 31, 1998.....................................................144
K    NPS' PROXY STATEMENT DATED APRIL 21, 1999 FOR ITS 1999 ANNUAL
     MEETING OF STOCKHOLDERS...............................................144
L    NPS' QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTERLY PERIOD ENDED
     MARCH 31, 1999........................................................144

                                     (iii)

M    NPS' QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTERLY PERIOD ENDED
     JUNE 30, 1999.........................................................144
N    NPS' QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTERLY PERIOD ENDED
     SEPTEMBER 30, 1999....................................................145
O    NPS' CURRENT REPORT ON FORM 8-K DATED OCTOBER 1, 1999.................145
P    ALLELIX'S CONSOLIDATED FINANCIAL STATEMENTS FOR THE YEAR ENDED
     AUGUST 31, 1999.......................................................145
Q    ALLELIX'S MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
     CONDITION AND RESULTS OF OPERATIONS FOR THE YEAR ENDED
     AUGUST 31, 1999.......................................................145
R    ALLELIX'S AND NPS' UNAUDITED SELECTED PRO FORMA CONDENSED
     COMBINED FINANCIAL STATEMENTS.........................................145
S    RISK FACTORS RELATED TO THE BUSINESS OF NPS...........................145

                                     (iv)

                           NOTICE OF SPECIAL MEETING
                            OF ALLELIX SHAREHOLDERS

NOTICE IS HEREBY GIVEN that a special meeting (the "Meeting") of registered holders of common shares ("Allelix Common Shares") and preferred shares ("Allelix Preferred Shares") of Allelix Biopharmaceuticals Inc. ("Allelix") will be held at TSE Place, The Exchange Tower, 2 First Canadian Place, 130 King Street West, Toronto, Ontario on [Wednesday], December [15], 1999 at 2:00 p.m. (Toronto time):

1. for the registered holders of Allelix Common Shares and the registered holder of Allelix Preferred Shares to consider and, if determined advisable, approve a special resolution (the "Continuance Resolution") approving the continuance of Allelix as an Ontario corporation under the Business Corporations Act (Ontario) ("OBCA");

2. for the class consisting of the registered holders of Allelix Common Shares and the class consisting of the registered holder of Allelix Preferred Shares to each, separately, consider and, if determined advisable, approve a special resolution (the "Arrangement Resolution") in respect of a plan of arrangement (the "Arrangement"), all as more particularly described in the accompanying management proxy circular of Allelix (the "Circular"); and

3. for the registered holders of Allelix Common Shares to consider and, if determined advisable, approve a resolution approving the reissuance of options to purchase Allelix Common Shares held by certain insiders as approved by the board of directors of Allelix on April 15, 1999 and the variance of the exercise period of options held by certain directors of Allelix;

4. for the registered holders of Allelix Common Shares to receive and consider the consolidated financial statements of Allelix for the fiscal year ended August 31, 1999, together with the auditors' report thereon;

5. to transact such other business as may properly come before the Meeting or any adjournment thereof.

The Circular provides additional information relating to the matters to be dealt with at the Meeting and forms part of this Notice.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                                               John R. Evans

November __, 1999 [NTD: to be the same date as that of         Chairman
the Circular]
Toronto, Ontario

     If you are not able to attend the Meeting, please exercise your right to vote by signing and returning the enclosed form of proxy to Allelix or CIBC Mellon Trust Company in the enclosed envelope so as to arrive not later than 5:00 p.m. (Toronto time) on [Monday], December [13], 1999 or, if the Meeting is adjourned, 48 hours (excluding Saturdays, Sundays and holidays) before the time the adjourned Meeting is to be reconvened. Proxies may also be deposited with the scrutineers of the Meeting, to the attention of the Chairman of the Meeting, immediately prior to the commencement of the Meeting, or any adjournment or postponement thereof.

     Pursuant to section 190 of the Canada Business Corporations Act ("CBCA"), each registered Allelix Shareholder is entitled to dissent from the Continuance Resolution and to be paid by Allelix, if the Continuance becomes effective, the fair value of the Allelix shares held by such holder in respect of which such holder dissents, determined as of the day before the date on which the Continuance Resolution is passed, provided that such holder gives written notice of his, her or its dissent ("Notice of Dissent") to Allelix by depositing such Notice of Dissent with Allelix, or mailing it to Allelix by registered mail, at its principal executive office at 6850 Goreway Drive, Mississauga, Ontario, L4V 1V7, marked to the attention of the Senior Vice-President and Corporate Secretary of Allelix at or before the Allelix Meeting, and otherwise complies with section 190 of the CBCA as more fully described in the Circular. Failure to comply strictly with such dissent procedures may result in the loss or unavailability of any right of dissent.

     Pursuant to the order of the Superior Court of Justice (Ontario) dated November __, 1999 and section 190 of the CBCA, each registered holder of Allelix Common Shares is entitled to dissent from the Arrangement Resolution and to be paid by Allelix, if the Arrangement becomes effective, the fair value of the Allelix Common Shares held by such holder in respect of which such holder dissents, determined as of the day before the date on which the Arrangement Resolution is passed provided that such holder deposits a Notice of Dissent with Allelix, or mails it to Allelix by registered mail, at its principal executive office at 6850 Goreway Drive, Mississauga, Ontario, L4V 1V7, marked to the attention of the Senior Vice-President and Corporate Secretary of Allelix at or before the Allelix Meeting, and otherwise complies with section 190 of the CBCA as more fully described in the Circular. Failure to comply strictly with such dissent procedures may result in the loss or unavailability of any right of dissent.

     If holders of more than 10 percent of Allelix Common Shares exercise(s) their right to dissent from the Continuance Resolution or the Arrangement Resolution, either Allelix or NPS have the right to choose not to effect the Arrangement.

                               GLOSSARY OF TERMS

     Unless the context otherwise requires, the following terms shall have the meanings set forth below when used in this Circular, words importing the singular number shall include the plural and vice versa and words importing any gender shall include all genders. These defined terms are not always used in the financial statements and other financial information included herein.

"Acquisition Proposal" means a written proposal or offer by any Person to acquire beneficial ownership of all or a material portion of the assets of Allelix (including shares of its Subsidiaries) or one or more of its Subsidiaries or not less than 10 percent of the Allelix Common Shares or of one or more of its Subsidiaries pursuant to an amalgamation, plan of arrangement, consolidation or other business combination, sale of shares or other securities, sale of assets, take-over bid or tender offer or exchange offer or similar transaction involving Allelix or one or more of its Subsidiaries including, without limitation, any single or multi-step transaction or series of related transactions which is structured to permit such third party to acquire beneficial ownership or any material portion of the assets of, or such percentage of the Allelix Common Shares or one or more of its Subsidiaries (other than transactions contemplated by the Arrangement Agreement);

"1380390" means 1380390 Ontario Inc., a direct, wholly-owned subsidiary of Allelix;

"Affiliate" has the meaning ascribed thereto in the Securities Act;

"Allelix" means Allelix Biopharmaceuticals Inc.;

"Allelix Common Shareholders" means the registered holders of Allelix Common Shares;

"Allelix Common Shares" means the common shares of Allelix;

"Allelix Counsel" means Stikeman, Elliott and Testa, Hurwitz & Thibeault LLP, or such other counsel as may be appointed by Allelix;

"Allelix Meeting" means the special meeting of Allelix Shareholders, as ordered by the Interim Order, and all adjournments and postponements thereof, to, among other things, consider and, if determined advisable, approve the Option Resolution; to consider and, if determined advisable, approve the Continuance Resolution; and to consider and, if deemed advisable, approve the Arrangement Resolution;

"Allelix Options" means the options to purchase Allelix Common Shares issued from time to time prior to the date of the Arrangement Agreement pursuant to the Allelix Stock Option Plan;

"Allelix Preferred Shareholder" means the registered holder of Allelix Preferred Shares;

"Allelix Preferred Shares" means the preferred share, series 1 shares of Allelix;

"Allelix Shareholders" means the Allelix Common Shareholders and the Allelix Preferred Shareholder;

"Allelix Stock Option Plan" means the employee stock option plan dated December 19, 1991 of Allelix;

"Allelix Warrants" means the warrants to purchase Allelix Common Shares;

"Ancillary Rights" means the Voting Rights, the Automatic Exchange Rights and the Exchange Right;

"applicable Law" means, in relation to any Person, transaction or event, all applicable provisions (or mandatory applicable provisions, if so specified) of laws, statutes, regulations, rules, official directives and orders of all stock exchanges and governmental bodies (whether administrative, legislative, executive or otherwise) and judgments, orders, rulings and decrees of all courts, arbitrators, commissions or bodies exercising similar functions in actions or proceedings in which the Person in question is a party or by which it is bound or having application to the transaction or event;

"Arrangement" means an arrangement under section 182 of the OBCA on the terms and subject to the conditions set out in the Plan of Arrangement, subject to any amendments or variations thereto made in accordance with Article 6 of the Plan of Arrangement or made at the direction of the Court in the Final Order;

"Arrangement Agreement" means the agreement made as of September 27, 1999 between NPS and Allelix, as amended by amendment no. 1 thereto dated November __,1999 between NPS and Allelix, providing for, among other things, the Arrangement;

"Arrangement Resolution" means the special resolution in respect of the Arrangement to be considered by Allelix Shareholders at the Allelix Meeting, the form of which is attached to this Circular as Appendix C;

"Articles of Arrangement" means the articles of arrangement in respect of the Arrangement required by the OBCA to be filed with the OBCA Director after the Final Order is made;

"Automatic Exchange Rights" means the benefit of the obligation of NPS to effect the automatic exchange of Exchangeable Shares for NPS Common Shares pursuant to section 5.12 of the Voting and Exchange Trust Agreement;

"Beneficiaries" means the registered holders from time to time of Exchangeable Shares, other than NPS and its Affiliates;

"business day" means any day, other than Saturday, Sunday and a statutory holiday in Toronto, Ontario or Salt Lake City, Utah;

"Call Rights" means the Liquidation Call Right, the Redemption Call Right and the Retraction Call Right, collectively;

"Canadian Dollar Equivalent" means, in respect of an amount expressed in a currency other than Canadian dollars (the "Foreign Currency Amount") at any date, the product obtained by multiplying (a) the Foreign Currency Amount by (b) the Noon Spot Rate on such date for such foreign currency expressed in Canadian dollars as reported by the Bank of Canada or, in the event such Noon Spot Rate is not available, such exchange rate on such date for such foreign currency expressed in Canadian dollars as may be deemed by the Allelix board of directors to be appropriate for such purpose;

"Canadian GAAP" means Canadian generally accepted accounting principles;

"Canadian Resident" means a resident of Canada for purposes of the ITA;

"CBCA" means the Canada Business Corporations Act, as now in effect and as it may be amended from time to time prior to the Effective Date, including the regulations made thereunder;

"$" means Canadian dollars;

"CDS" means The Canadian Depository for Securities Limited;

"Certificate" means the certificate of arrangement giving effect to the Arrangement, issued pursuant to subsection 183(2) of the OBCA after the Articles of Arrangement have been filed;

"Circular" means the Notice of Special Meeting and accompanying management proxy circular, including all appendices thereto;

"Confidential Information" means all interpretations, technical data, reports, notes, know how, computer printouts, information and documents (in each case whether in written or electronic form) pertaining in any way whatsoever to the business, operations or capital of a party to the Arrangement Agreement or its Affiliates, disclosed or to be disclosed pursuant to the terms and conditions of the Arrangement Agreement, and includes but is not limited to information relating to engineering, research and development, corporate operations, business opportunities, products, formulas, services, designs, drawings, marketing and financial and taxation matters;

"Continuance" means the continuance of Allelix under the OBCA, pursuant to section 188 of the CBCA and section 180 of the OBCA;

"Continuance Resolution" means the special resolution in respect of the Continuance to be considered by the Allelix Shareholders at the Allelix Meeting, the form of which is attached to this Circular as Appendix B;

"Conversion Agreement" means the agreement to convert Preferred Shares to Common Shares dated November __, 1999 among Allelix, NPS and J&J;

"Court" means the Superior Court of Justice (Ontario);

"Current Market Price" means, in respect of a NPS Common Share on any date, the Canadian Dollar Equivalent of the average of the closing bid and ask prices of NPS Common Shares during a period of 20 consecutive trading days ending not more than three trading days before such date on the NASDAQ Stock Market, or, if the NPS Common Shares are not then quoted on the NASDAQ Stock Market, on such other stock exchange or automated quotation system on which the NPS Common Shares are listed or quoted, as the case may be, as may be selected by the board of directors of NPS for such purpose; provided however, that if in the opinion of the board of directors of NPS the public distribution or trading activity of NPS Common Shares during such period does not create a market which reflects the fair market value of a NPS Common Share, then the Current Market Price of a NPS Common Share shall be determined by the board of directors of NPS, in good faith and in its sole discretion, and provided further that any such selection, opinion or determination by the board of directors of NPS shall be conclusive and binding;

"Depositary" means the depositary selected by NPS and Allelix, acting reasonably;

"Dissent Procedures" means the dissent procedures under section 190 of the CBCA and the Interim Order, as more fully described under the heading "Dissenting Shareholder Rights" and set out in Appendix I to this Circular

"Dissent Rights" the right of a holder of Allelix Common Shares or Allelix Preferred Shares to dissent from the Continuance Resolution and the right of a holder of Allelix Common Shares to dissent from the Arrangement Resolution in accordance with the Dissent Procedures;

"Dissenting Shareholder" means a holder of Allelix Common Shares or Allelix Preferred Shares who dissents in respect of the Continuance Resolution or a holder of Allelix Common Shares who dissents in respect of the Arrangement Resolution in accordance with the Dissent Rights;

"Dividend Amount" means the amount of all declared and unpaid dividends on an Exchangeable Share held by a holder on any dividend record date which occurred prior to the date of purchase or redemption of such share by NPS Allelix or NPS Holdings from such holder;

"Effective Date" means the date shown on the Certificate;

"Effective Time" means 12:01 a.m. (Toronto time) on the Effective Date;

"Elected Amount" means the amount selected by an Eligible Holder to be the proceeds of disposition of the Allelix Common Shares in the election made pursuant to section 85 of the ITA;

"Election Deadline" means 5:00 p.m. (local time) at the place of deposit on the date which is two business days prior to the date of the Allelix Meeting;

"Eligible Holder" means a holder of Allelix Common Shares (i) who is a Canadian Resident, other than any such holder who is exempt from tax under the ITA, or
(ii) which is a partnership that owns Allelix Common Shares if one or more of its partners would be an Eligible Holder if such partner held directly such shares;

"Exchange Act" means the United States Securities Exchange Act of 1934, as amended;

"Exchange Ratio" means 0.3238, subject to adjustment, if any, as provided in section 2.4 of the Plan of Arrangement;

"Exchange Right" has the meaning ascribed thereto in section 5.1 of the Voting and Exchange Trust Agreement;

"Exchangeable Elected Share" means any Allelix Common Share (other than an Allelix Common Share held by NPS or an Affiliate thereof) held by a Canadian Resident that the holder thereof shall have elected, in a duly completed Letter of Transmittal and Election Form deposited with the Depositary no later than the Election Deadline, to transfer to NPS Allelix under the Arrangement for a fraction of an Exchangeable Share equal to the Exchange Ratio or that is deemed to be an Exchangeable Elected Share pursuant to section 2.2(c) of the Plan of Arrangement;

"Exchangeable Shares" means the non-voting exchangeable shares in the capital of NPS Allelix, having substantially the rights, privileges, restrictions and conditions set out in the Exchangeable Share Provisions;

"Exchangeable Share Provisions" means the rights, privileges, restrictions and conditions attaching to the Exchangeable Shares, which rights, privileges, restrictions and conditions shall be substantially as set out in Appendix 1 to the Plan of Arrangement;

"Final Order" means the order of the Court approving the Arrangement, as such order may be amended or modified by the highest court to which an appeal may be applied for at any time prior to the Effective Date or, if appealed, then, unless such appeal is withdrawn or denied, as granted or affirmed;

"Governmental Entity" means any (a) multinational, federal, provincial, state, regional, municipal, local or other government, governmental or public department, central bank, court, tribunal, arbitral body, commission, board, bureau or agency, domestic or foreign, (b) any subdivision, agent, commission, board, or authority of any of the foregoing, or (c) any quasi-governmental or private body exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing;

"Indemnified Parties" has the meaning ascribed thereto in section 9.1 of the Voting and Exchange Trust Agreement;

"Insolvency Event" means the institution by NPS Allelix of any proceeding to be adjudicated a bankrupt or insolvent or to be wound up, or the consent of NPS Allelix to the institution of bankruptcy, insolvency or winding-up proceedings against it, or the filing of a petition, answer or consent seeking dissolution or winding-up under any bankruptcy, insolvency or analogous laws, including without limitation the Companies Creditors' Arrangement Act (Canada) and the Bankruptcy and Insolvency Act (Canada), and the failure by NPS Allelix to contest in good faith any such proceedings commenced in respect of NPS Allelix within 30 days of becoming aware thereof, or the consent by NPS Allelix to the filing of any such petition or to the appointment of a receiver, or the making by NPS Allelix of a general assignment for the benefit of creditors, or the admission in writing by NPS Allelix of its inability to pay its debts generally as they become due, or NPS Allelix not being permitted, pursuant to solvency requirements of applicable Law, to redeem any Retracted Shares pursuant to section 6.6 of the Exchangeable Share Provisions;

"Interim Order" means an order of the Court providing for, among other things, the calling and holding of the Allelix Meeting and certain other procedural matters, as well as for the issuance of the notice of application for the Final Order, as the same may be amended or supplemented from time to time;

"IRS" means the United States Internal Revenue Service;

"ITA" means the Income Tax Act (Canada), as amended;

"J&J" means Johnson & Johnson Development Corporation;

"Letter of Transmittal and Election Form" means the letter of transmittal and election form for use by Allelix Common Shareholders in the form accompanying this Circular;

"Liquidation Amount" has the meaning ascribed thereto in section 5.1 of the Exchangeable Share Provisions;

"Liquidation Call Purchase Price" has the meaning ascribed thereto in section 5.1(a) of the Plan of Arrangement;

"Liquidation Call Right" has the meaning ascribed thereto in section 5.1(a) of the Plan of Arrangement;

"Liquidation Date" has the meaning ascribed thereto in section 5.1 of the Exchangeable Share Provisions;

"Liquidation Event" has the meaning ascribed thereto in section 5.12(b) of the Voting and Exchange Trust Agreement;

"Liquidation Event Effective Date" has the meaning ascribed thereto in section 5.12(c) of the Voting and Exchange Trust Agreement;

"Material Adverse Effect" and "Material Adverse Change" means, in relation to a party hereto, a condition affecting or a change in business, assets, properties, condition (financial or otherwise), results of operations or prospects of such party (and its Subsidiaries on a consolidated basis) which when taken as a whole have or represent or could reasonably be expected to have a material adverse effect on the party or on the market price or value of its securities, other than any matter or action relating to (i) the Canadian economy or securities markets in general or (ii) relating to the Canadian or U.S. biotechnology industry in general, but not specifically relating to the party;

"ME" means The Montreal Exchange;

"Meeting Date" means the date of the Allelix Meeting;

"1933 Act" means the United States Securities Act of 1933, as amended;

"NASDAQ Stock Market" means the National Association of Securities Dealers Automated Quotation System;

"Noon Spot Rate" means, on any day, the noon spot exchange rate on such day of the Bank of Canada for one U.S. dollar expressed in Canadian dollars.

"Notice of Special Meeting" means this notice of the Allelix Meeting;

"NPS" means NPS Pharmaceuticals, Inc.;

"NPS Affiliate" means the Affiliates of NPS;

"NPS Allelix" means NPS Allelix Inc., a corporation incorporated under the Companies Act (British Columbia) as a wholly-owned subsidiary of NPS Holdings;

"NPS Common Shares" means the shares of common stock in the capital of NPS;

"NPS Control Transaction" means any merger, amalgamation, tender offer, material sale of shares or rights or interests therein or thereto or similar transactions involving NPS, or any proposal to do so;

"NPS Counsel" means Blake, Cassels & Graydon, James U. Jensen, Esq. and/or such other counsel as may be appointed by NPS;

"NPS Dividend Declaration Date" means the date on which the board of directors of NPS declares any dividend on the NPS Common Shares;

"NPS Elected Share" means any Allelix Common Share (other than an Allelix Common Share held by NPS or a NPS Affiliate) held by a Canadian Resident that the holder thereof shall have elected, in a duly completed Letter of Transmittal and Election Form deposited with the Depositary no later than the Election Deadline, to transfer to NPS Allelix under the Arrangement for a fraction of a NPS Common Share equal to the Exchange Ratio, or that is deemed to be a NPS Elected Share pursuant to Sections 2.2(c) or 2.3(a) of the Plan of Arrangement;

"NPS Holdings" means NPS Holdings Limited, a corporation incorporated under the Companies Act (British Columbia) as a wholly-owned subsidiary of NPS;

"NPS Information Circular" means the notice of meeting and management information circular of NPS prepared in connection with the NPS Meeting provided by NPS to registered holders of NPS Common Shares;

"NPS Meeting" means the special meeting of the registered holders of NPS Common Shares and all adjournments and postponements thereof to consider and, if determined advisable, approve, among other things, (i) an amendment of NPS'

Articles of Incorporation to increase the number of NPS Common Shares authorized for issuance thereunder; and (ii) the issuance of up to [7,534,000] NPS Common Shares as contemplated by the Arrangement;

"NPS Shareholder Rights Plan" means the shareholder rights plan adopted by the board of directors of NPS in December 1996;

"NPS Special Voting Share" means the one share of special voting preferred stock of NPS issued in its own series which entitles the holder of record of such share to a number of votes at meetings of registered holders of NPS Common Shares equal to the number of Exchangeable Shares outstanding from time to time (other than Exchangeable Shares held by NPS and Affiliates of NPS), which share is to be issued to, deposited with, and voted by, the Trustee as described in the Voting and Exchange Trust Agreement;

"NPS Trading Price" means the average of the bid and ask prices of NPS Common Shares on the NASDAQ Stock Market during a period of twenty consecutive trading days ending on the business day immediately preceding the Effective Date;

"NPS Warrants" means the warrants to purchase NPS Common Shares;

"OBCA" means the Business Corporations Act (Ontario), as now in effect and as it may be amended from time to time prior to the Effective Date, including the regulations made thereunder;

"OBCA Director" means the Director appointed under section 278 of the OBCA;

"Option Resolution" means the resolution to be considered by the Allelix Common Shareholders at the Allelix Meeting in respect of the reissuance of Allelix Options held by certain insiders of Allelix as approved by the Allelix board of directors on April 15, 1999 and the variance of the exercise period of options held by certain directors of Allelix, the form of which is attached to this Circular as Appendix A;

"OSC" means the Ontario Securities Commission;

"Person" includes any individual, firm, partnership, joint venture, venture capital fund, limited liability company, unlimited liability company, association, trust, trustee, executor, administrator, legal personal representative, estate, group, body corporate, corporation, unincorporated association or organization, Governmental Entity, syndicate or other entity, whether or not having legal status;

"Plan of Arrangement" means the plan of arrangement which is annexed as Schedule A to the Arrangement Agreement and any amendment or variation thereto made in accordance with section 9.1 of the Arrangement Agreement, a copy of which is attached to this Circular as Appendix D;

"Proposed Amendments" means the proposals to amend the ITA and the regulations thereunder publicly announced by or on behalf of the Minister of Finance (Canada) prior to the date hereof;

"Public Documents" means all documents filed, in the case of Allelix, by Allelix with the applicable securities regulatory authorities in all provinces in Canada in which Allelix is a reporting issuer, and in the case of NPS, by NPS with the United States Securities and Exchange Commission and the NASDAQ Stock Market, during the three years preceding the date of the Arrangement Agreement, and includes all documents so filed to and including the Effective Date by a Person with respect to its business and affairs;

"Record Date" means November [10], 1999;

"Redemption Call Purchase Price" has the meaning ascribed thereto in section 5.2(a) of the Plan of Arrangement;

"Redemption Call Right" has the meaning ascribed thereto in section 5.2(a) of the Plan of Arrangement;

"Redemption Date" has the meaning ascribed thereto in the Exchangeable Share Provisions;

"Redemption Price" has the meaning ascribed thereto in section 7.1 of the Exchangeable Share Provisions;

"registered holders" means, when used with reference to the Allelix Common Shares, the holders of Allelix Common Shares shown from time to time in the register maintained by or on behalf of Allelix in respect of the Allelix Common Shares and, when used with reference to the Exchangeable Shares, means the holders of Exchangeable Shares shown from time to time in the register maintained by or on behalf of NPS Allelix in respect of the Exchangeable Shares;

"Representatives" means officers, directors, employees, financial advisors, representatives and agents;

"Retracted Shares" has the meaning ascribed thereto in section 6.1(a) of the Exchangeable Share Provisions;

"Retraction Call Right" has the meaning ascribed thereto in section 6.1(c) of the Exchangeable Share Provisions;

"Retraction Date" has the meaning ascribed thereto in section 6.1(b) of the Exchangeable Share Provisions;

"Retraction Price" has the meaning ascribed thereto in section 6.1 of the Exchangeable Share Provisions;

"Retraction Request" has the meaning ascribed thereto in section 6.1 of the Exchangeable Share Provisions;

"SEC" means the United States Securities and Exchange Commission;

"Securities Act" means the Securities Act (Ontario) and the rules, regulations and policies made thereunder, as now in effect and as they may be amended from time to time prior to the Effective Date;

"Subsidiary" means, with respect to (i) a specified body corporate, any body corporate of which more than 50 percent of the outstanding shares ordinarily entitled to elect a majority of the board of directors thereof (whether or not shares of any other class or classes shall or might be entitled to vote upon the happening of any event or contingency) are at the time owned directly or indirectly by such specified body corporate and shall include any body corporate in like relation to a Subsidiary, and (ii) any Person other than a corporation in which the first-mentioned Person or one or more of its subsidiaries directly or indirectly, has at least a majority ownership and power to direct the policies, management and affairs thereof;

"Superior Proposal" means an Acquisition Proposal made by a third party that is financially superior to the transaction contemplated by the Arrangement Agreement which, in any event, shall mean that such proposal shall offer a value per Allelix Common Share greater than the per share value attributable thereto under the transaction contemplated by the Arrangement Agreement where such third party has demonstrated that the funds or other consideration necessary for the Acquisition Proposal are reasonably likely to be available (as determined in good faith, in each case by the board of directors of Allelix after receiving the advice of its financial advisors to this effect in writing or recorded in the minutes);

"Support Agreement" means the agreement made among NPS, NPS Holdings and NPS Allelix in connection with the Plan of Arrangement and attached to the Arrangement Agreement as Schedule B, a copy of which is attached to this Circular as Appendix E;

"Tax" and "Taxes" means, with respect to any entity, all income taxes (including any tax on or based upon net income, gross income, income as specially defined, earnings, profits or selected items of income, earnings or profits) and all capital taxes, paid-up capital taxes, gross receipts taxes, environmental taxes, sales taxes, use taxes, ad valorem taxes, value added taxes, transfer taxes, franchise taxes, licence taxes, withholding taxes, payroll taxes, employment taxes, Canada or Quebec Pension Plan premiums, excise, severance, social security premiums, workers' compensation premiums, unemployment insurance or compensation premiums, stamp taxes, occupation taxes, premium taxes, property taxes, windfall profits taxes, alternative or add-on minimum taxes, goods and services tax, customs duties or other taxes, fees, imports, assessments or charges of any kind whatsoever and any instalments in respect thereof, together with any interest and any penalties or additional amounts imposed by any taxing authority (domestic or foreign) on such entity and any interest, penalties, additional taxes and additions to tax imposed with respect to the foregoing;

"Tax Return" and "Tax Returns" means all returns, declarations, reports, information returns and statements required to be filed with any taxing authority relating to Taxes;

"Transaction" means the transactions contemplated by the Arrangement Agreement;

"Transfer Agent" means the transfer agent to be chosen by NPS and Allelix to act as transfer agent of the Exchangeable Shares;

"Trust" means the trust created by the Voting and Exchange Trust Agreement;

"Trustee" means the trustee to be chosen by NPS and Allelix to act as trustee under the Voting and Exchange Trust Agreement, being a corporation organized and existing under the laws of Canada and authorized to carry on the business of a trust company in all the provinces of Canada, and any successor trustee appointed under the Voting and Exchange Trust Agreement;

"TSE" means The Toronto Stock Exchange;

"U.S. dollars" or "U.S.$" means United States dollars;

"U.S. GAAP" means United States generally accepted accounting principles;

"U.S. Holder" has the meaning ascribed to such term under the heading "Income Tax Considerations to Shareholders - United States Federal Income Tax Considerations";

"U.S. Securities Exchange Act" means the United States Securities Exchange Act of 1934, as amended;

"Voting and Exchange Trust Agreement" means an agreement to be made among NPS, NPS Allelix and the Trustee in connection with the Plan of Arrangement; and

"Voting Rights" means the rights of the registered holders of Exchangeable Shares to direct the voting of the NPS Special Voting Share in accordance with the Voting and

Exchange Trust Agreement, a copy of which is attached to this Circular as Appendix F.

                REPORTING CURRENCIES AND ACCOUNTING PRINCIPLES

     The historical financial statements of Allelix contained in this Circular are reported in Canadian dollars and have been prepared in accordance with Canadian GAAP. The historical financial statements of NPS and the unaudited pro forma condensed combined financial statements contained in this Circular are reported in U.S. dollars and have been prepared in accordance with U.S. GAAP.


                         CANADIAN/U.S. EXCHANGE RATES

     In this Circular, dollar amounts are expressed in Canadian dollars unless otherwise indicated.

     The following table sets forth, for each period indicated, the high and low exchange rates for one U.S. dollar expressed in Canadian dollars, the average of such exchange rates on the last day of each month during such period, and the exchange rate at the end of such period, in each case, based upon the Noon Spot Rate.

                                                             Three Months      Six Months       Nine Months
                Year Ended              Year Ended               Ended            Ended            Ended
                 August 31              December 31            March 31,         June 30,      September 30,
             ------------------      ------------------           1999            1999             1999
              1998        1999        1997        1998
             ------      ------      ------      ------      ------------      -----------     -------------
High         1.5845      1.5615      1.4399      1.5845         1.5475            1.5475           1.5475

Low          1.3692      1.4460      1.3345      1.4040         1.4840            1.4460           1.4460

Average      1.5545      1.5068      1.3846      1.4835         1.5113            1.4921           1.4970

Period End   1.5353      1.4923      1.4267      1.5422         1.5175            1.4691           1.4923


     On September 27, 1999 and on November __, 1999, the exchange rate for one U.S. dollar expressed in Canadian dollars was $1.4695 and $__, respectively, in each case based on the Noon Spot Rate.

                 INFORMATION CONCERNING NPS AND ITS AFFILIATES

     All information in this Circular relating to NPS and/or NPS Affiliates is based solely upon publicly available sources and information provided to Allelix by NPS. As such, Allelix assumes no responsibility for the information in this Circular relating to NPS and/or NPS Affiliates.

                                    SUMMARY

     The following is a summary of certain information contained in this Circular. This summary is not intended to be complete and is qualified in its entirety by the more detailed information and financial statements, including the notes thereto, contained elsewhere in this Circular. Allelix Shareholders should read the entire Circular, including the Appendices. Capitalized terms used in this summary are defined in the Glossary of Terms or elsewhere in this Circular.

Business of NPS

     NPS was incorporated in the State of Utah in 1986 and reincorporated in the State of Delaware in 1992 and is engaged in the discovery and development of novel, small molecule drugs that address a variety of important diseases. NPS, along with its licensees, is actively researching and developing drug therapies for important medical conditions such as hyperparathyroidism, osteoporosis, pain, epilepsy, bipolar disorder, brain damage from stroke or head trauma and diabetes.

     As of December 31, 1998, NPS' total assets were U.S.$48.1 million and for the year ended December 31, 1998, NPS' revenues and net losses were U.S.$3.6 million and U.S.$17.2 million, respectively. For the six month period ended June 30, 1999, NPS' revenues and net losses were U.S.$1.8 million and U.S.$10.8 million, respectively.

     NPS' principal executive office is located at 420 Chipeta Way, Salt Lake City, Utah, 84108 and its telephone number is (801) 583-4939.

Business of Allelix

     Allelix is a biopharmaceutical company that applies proprietary technologies to the identification of disease targets and to the discovery, design and development of novel pharmaceutical products. Products are commercialized in partnership with leading biotechnology and multinational pharmaceutical companies for global markets and by Allelix itself for niche market indications.

     As of August 31, 1999, Allelix's total assets were $50.5 million and for the year ended August 31, 1999, Allelix's revenues and net losses were $13.7 million and $38.6 million, respectively.

     Allelix's principal executive office is located at 6850 Goreway Drive, Mississauga, Ontario, L4V 1V7 and its telephone number is (905) 677-0831.

Date, Place and Purpose of the Allelix Meeting

     The Allelix Meeting will be held at TSE Place, The Exchange Tower, 2 First Canadian Place, 130 King Street West, Toronto, Ontario on [Wednesday], December [15], 1999 at 2:00 p.m. (Toronto time). The purpose of the Allelix Meeting is, among other things, for: (i) the Allelix Common Shareholders to consider and, if determined advisable, approve the Option Resolution; (ii) the Allelix Common Shareholders to receive and consider the consolidated financial statements of Allelix for the fiscal year ended August 31, 1999, together with the auditors' report thereon; (iii) the Allelix Common Shareholders and the Allelix Preferred Shareholder to consider and, if determined advisable, approve the Continuance Resolution; and (iv) the class consisting of Allelix Common Shareholders and the class consisting of the Allelix Preferred Shareholder to each, separately, consider and, if determined advisable, approve the Arrangement Resolution.

Allelix Shareholders Entitled to Vote

     Each Allelix Common Shareholder and each Allelix Preferred Shareholder at the close of business (Toronto time) on the Record Date is entitled to attend the Allelix Meeting in person or by proxy and to cast one vote for each Allelix Common Share and each Allelix Preferred Share held by it on the Record Date. The Allelix Common Shareholders will vote in respect of the Option Resolution. The Allelix Common Shareholders and Allelix Preferred Shares will vote together in respect of the Continuance Resolution and as separate classes in respect of the Arrangement Resolution.

     On the Record Date, the total number of votes entitled to be cast at the Allelix Meeting by the Allelix Common Shareholders was ; the total number of votes entitled to be cast at the Allelix Meeting by the Allelix Preferred Shareholder was 1,000; and therefore the aggregate total number of votes entitled to be cast at the Allelix Meeting by the Allelix Common Shareholders and Allelix Preferred Shares collectively was .

Vote Required

     The Option Resolution must be approved by more than 50 percent of the votes cast by the Allelix Common Shareholders present in person or by proxy and entitled to vote at the Allelix Meeting (excluding spoiled, illegible and/or defective votes and abstentions).

     The Continuance Resolution must be approved by at least 66 2/3 percent of the votes cast by the Allelix Common Shareholders and Allelix Preferred Shares present in person or by proxy and entitled to vote at the Allelix Meeting (excluding spoiled, illegible and/or defective votes and abstentions).

     The Arrangement Resolution must be approved by at least (i) 66 2/3 percent of the votes cast by the Allelix Common Shareholders present in person or by proxy and entitled to vote at the Allelix Meeting (excluding spoiled, illegible and/or defective votes and abstentions); and (ii) 66 2/3 percent of the votes cast by the Allelix Preferred Shareholder present in person or by proxy and entitled to vote at the Allelix Meeting (excluding spoiled, illegible and/or defective votes and abstentions).

     Pursuant to the Conversion Agreement J&J, the sole holder of the Allelix Preferred Shares, has appointed Allelix as the holder of its proxy to vote the Allelix Preferred Shares at the Allelix Meeting and any postponement or adjournment thereof in favour of the Continuance Resolution and the Arrangement Resolution. Allelix has agreed to vote the Allelix Preferred Shares in favour of the Continuance Resolution and the Arrangement Resolution.

     To the best of the knowledge of the directors and officers of Allelix, on the Record Date, no Person beneficially owned or exercised control or direction over Allelix Common Shares carrying more than 10 percent of the number of votes entitled to be cast at the Allelix Meeting by the Allelix Common Shareholders, other than: (i) BVF Partners L.P. which held [2,400,000] Allelix Common Shares, representing 11.9 percent of the Allelix Common Shares issued and outstanding.

     To the best of the knowledge of the directors and officers of Allelix, on the Record Date, no Person beneficially owned or exercised control or direction over Allelix Preferred Shares carrying more than 10 percent of the number of votes entitled to be cast at the Allelix Meeting by the Allelix Preferred Shareholder other than J & J which held 1,000 Allelix Preferred Shares, representing 100 percent of the Allelix Preferred Shares issued and outstanding.

     To the best of the knowledge of the directors and officers of Allelix, on the Record Date, no Person beneficially owned or exercised control or direction over Allelix Common Shares or Allelix Preferred Shares carrying more than 10 percent of the collective number of votes entitled to be cast at the Allelix Meeting by the Allelix Common Shareholders and Allelix Preferred Shares, other than BVF Partners L.P. which held [2,400,000] Allelix Common Shares, representing __ percent of the collective number of votes entitled to be cast at the Allelix Meeting by the Allelix Shareholders.

     On the Record Date, the directors and officers of Allelix as a group beneficially owned or had voting control or direction over __ Allelix Common Shares carrying approximately __ percent of the number of votes entitled to be cast at the Allelix Meeting by the Allelix Common Shareholders.

The Continuance of Allelix

     Allelix will be continued from the federal jurisdiction as a corporation under the OBCA in order to facilitate the Arrangement. Allelix is currently governed by the CBCA. Subject to approval by Allelix Shareholders, Allelix proposes to file articles of continuance to continue Allelix from the federal jurisdiction under the provisions of the OBCA as soon as practicable after approval of the Continuance Resolution at the Allelix Meeting. Allelix Shareholders will be asked to consider, and if thought fit, approve the Continuance Resolution in the form attached to this Circular as Appendix B.

The Arrangement

     The Arrangement provides for the combination of Allelix and NPS in a transaction in which:

1. each holder of Allelix Common Shares who properly completes and files a Letter of Transmittal and Election Form with the Depositary on or before the Election Deadline who is:

     (a)   a Canadian Resident, will receive, at his or her or its option,
           0.3238 Exchangeable Shares or 0.3238 NPS Common Shares for each Allelix Common Share held; or

     (b) not a Canadian Resident, will receive 0.3238 NPS Common Shares for each Allelix Common Share held;

2. each holder of Allelix Common Shares (other than a Dissenting Shareholder) who does not properly complete and file a Letter of Transmittal and Election Form with the Depositary on or before the Election Deadline whose address as shown in the register of Allelix Common Shares as of the close of business (Toronto time) on the day before the Effective Date is:

     (a) in Canada, will be entitled to receive 0.3238 Exchangeable Shares for each Allelix Common Share held; or

     (b) not in Canada, will be entitled to receive 0.3238 NPS Common Shares for each Allelix Common Share held;

3. each Allelix Preferred Share will be changed into 887.9166 Allelix Common Shares pursuant to the Plan of Arrangement in respect of which the Allelix Preferred Shareholder will receive NPS Common Shares pursuant to the Plan of Arrangement on the basis of 0.3238 NPS Common Shares for each Allelix Common Share held;

4. each holder of Allelix Warrants will be entitled, after the Effective Time and in accordance with the terms of the Allelix Warrants, upon the exercise of such warrants, to receive in lieu of the number of Allelix Common Shares to which such holder was theretofore entitled to receive upon such exercise, that aggregate number of Exchangeable Shares or NPS Common Shares, as applicable, that such holder would have been entitled to receive under the Plan of Arrangement if such holder had been the registered holder of that number of Allelix Common Shares that such holder was theretofore entitled to receive if all such holder's Allelix Warrants had been exercised immediately prior to the Effective Time; and

5. each holder of Allelix Options will be entitled, after the Effective Time and in accordance with the terms of the Allelix Options, upon the exercise of such options, to receive in lieu of the number of Allelix Common Shares to which such holder was theretofore entitled to receive upon such exercise, that aggregate number of Exchangeable Shares or NPS Common Shares, as applicable, that such holder would have been entitled to receive under the Plan of Arrangement if such holder had been the registered holder of that number of Allelix Common Shares that such holder was theretofore entitled to receive if all such holder's Allelix Options had been exercised immediately prior to the Effective Time.

     Allelix Common Shareholders who are not Canadian Residents will not be entitled to elect to receive Exchangeable Shares. They will only receive NPS Common Shares.

     As a result of the Arrangement, NPS and the NPS Affiliates will become the sole beneficial owners of all of the outstanding Allelix Common Shares.

     Pursuant to the terms of the Arrangement, NPS will be required to issue up to approximately [7,534,000] NPS Common Shares. On __ , 1999 there were __ NPS Common Shares outstanding and on a fully diluted basis, __ NPS Common Shares outstanding. Consequently, after completion of the Arrangement, (i) existing Allelix Common Shareholders will ultimately hold approximately __ percent of the NPS Common Shares outstanding and on a fully diluted basis, approximately __ percent of the NPS Common Shares outstanding; and (ii) the existing Allelix Preferred Shareholder will ultimately hold approximately __ percent of the NPS Common Shares outstanding.

Effective Time

     It is anticipated that the Arrangement will become effective after the required Allelix Shareholder and Court approvals have been obtained and are final and all other conditions to closing have been satisfied or waived. As of the date hereof,

Allelix anticipates that the Arrangement will become effective on or about December __ , 1999.

The Exchangeable Shares

     The Exchangeable Shares will be securities of NPS Allelix that are, as nearly as practicable, the functional and economic equivalent of NPS Common Shares. The Exchangeable Share Provisions, the Support Agreement and the Voting and Exchange Trust Agreement will provide the registered holders of Exchangeable Shares with the following rights:

     (a) the right to exchange such shares for NPS Common Shares on a one-for-one basis as discussed below;

     (b) the right to receive dividends, on a per share basis, in amounts (or property in the case of non-cash dividends) which are the same as, and which are payable at the same time as, dividends declared on NPS Common Shares;

     (c) the right to vote, on a per share equivalent basis, at all stockholder meetings at which NPS Common Shares are entitled to vote, through the medium of a special voting share in the capital of NPS carrying votes equal to the number of outstanding Exchangeable Shares; and

     (d) the right to participate, on a per share equivalent basis, in a liquidation, dissolution or other winding-up of NPS, on a pro rata basis with the registered holders of NPS Common Shares in the distribution of assets of NPS, through the medium of a mandatory exchange of Exchangeable Shares for NPS Common Shares.

     Each registered holder of Exchangeable Shares will be entitled at any time following the Effective Time, upon delivery of a certificate representing Exchangeable Shares and a duly executed Retraction Request, to require NPS Allelix to redeem any or all of his, her or its Exchangeable Shares for NPS Common Shares. However, NPS Holdings will have the right, but not the obligation, to purchase the Exchangeable Shares that are the subject of the Retraction Request for a purchase price payable in NPS Common Shares, provided that such Retraction Request is not revoked by the retracting holder.

     The Exchangeable Shares will have no separate economic or voting rights in NPS Allelix, except as required by law, including applicable provisions of the Companies Act (British Columbia), or under the Exchangeable Share Provisions, the Support Agreement and the Voting and Exchange Trust Agreement.

     Subject to applicable Law and provided NPS Holdings has not exercised the Redemption Call Right, NPS Allelix will on the Redemption Date redeem all but not less than all of the then outstanding Exchangeable Shares for an amount per share equal to the Current Market Price of a NPS Common Share on the last business day prior to the Redemption Date, which will be satisfied in full by NPS Allelix causing to be delivered to each holder of Exchangeable Shares one NPS Common Share for each Exchangeable Share held by such holder, together with the Dividend Amount.

     Subject to the exceptions provided in the next sentence, the Redemption Date will be on or after December 31, 2004. However, NPS Allelix will have the right to cause the Redemption Date to occur at any time (i) if there are fewer than 1,000,000 Exchangeable Shares outstanding (other than those held by NPS and its Affiliates); or (ii) on or after the occurrence of a NPS Control Transaction where it is not reasonably practicable to substantially replicate the existing terms and conditions of the Exchangeable Shares in connection with such NPS Control Transaction.

Allelix Preferred Shares

     Pursuant to the Plan of Arrangement and in accordance with the Conversion Agreement, such Allelix Preferred Share will be changed into 887.9166 Allelix Common Shares in respect of which the registered holder of the Allelix Preferred Shares will receive 0.3238 NPS Common Shares for each Allelix Common Share held. The conversion of the Allelix Preferred Shares into Allelix Common Shares and the subsequent exchange of Allelix Common Shares for NPS Common Shares will occur at the Effective Time without any act or formality on the part of the registered holder of Allelix Preferred Shares.

Treatment of Options and Warrants

     Each holder of Allelix Options will be entitled, after the Effective Time and in accordance with the terms of the Allelix Options, upon the exercise of such options, to receive in lieu of the number of Allelix Common Shares to which such holder was theretofore entitled to receive upon such exercise, that aggregate number of Exchangeable Shares or NPS Common Shares, as applicable, that such holder would have been entitled to receive under the Plan of Arrangement if such holder had been the registered holder of that number of Allelix Common Shares that such holder was theretofore entitled to receive if all such holder's Allelix Options had been exercised immediately prior to the Effective Time.

     Each holder of Allelix Warrants will be entitled, after the Effective Time and in accordance with the terms of the Allelix Warrants, upon the exercise of such warrants, to receive in lieu of the number of Allelix Common Shares to which such holder was theretofore entitled to receive upon such exercise, that aggregate number of Exchangeable Shares or NPS Common Shares, as applicable, that such holder would have been entitled to receive under the Plan of Arrangement if such holder had been the registered holder of that number of Allelix Common Shares that such holder was theretofore entitled to receive if all such holder's Allelix Warrants had been exercised immediately prior to the Effective Time.

Recommendation of the Board of Directors of Allelix

     The board of directors of Allelix has unanimously: (i) determined that the Arrangement is fair to the Allelix Shareholders and that the Arrangement is in the best interests of Allelix and the Allelix Shareholders; and (ii) approved the Arrangement and the entering into and execution of the Arrangement Agreement. Accordingly, the board of directors of Allelix unanimously recommends that the Allelix Shareholders vote in favour of the Continuance and the Arrangement.

Opinion of Allelix's Financial Adviser, BancBoston Robertson Stephens

     In connection with the Arrangement, the board of directors of Allelix received a written opinion dated September 27, 1999 of Allelix's financial adviser, BancBoston Robertson Stephens, that, as of that date, the Exchange Ratio was fair, from a financial point of view, to the holders of Allelix Common Shares (other than NPS, NPS Allelix and their respective Affiliates). The full text of the opinion of BancBoston Robertson Stephens is attached to this Circular as Appendix H and should be read carefully in its entirety for a description of the assumptions made, matters considered and limitations on the review undertaken by BancBoston Robertson Stephens in providing its opinion.

     The BancBoston Robertson Stephens opinion is directed to the board of directors of Allelix and is not a recommendation to any Allelix Shareholder with respect to any matter relating to the proposed Arrangement.

Conditions to Closing

     The Arrangement Agreement provides that the parties' obligations to complete the Arrangement are subject to the satisfaction, on or before the Effective Date or such other time as specified, of certain conditions precedent. These conditions include, among others:

     (a) the Arrangement Resolution must have been duly approved by the required majority of Allelix Shareholders in accordance with the Interim Order, on or before January 20, 2000;

     (b) each of the resolutions considered at the NPS Meeting shall have been duly approved by the required majority of registered holders of NPS Common Shares without amendment on or before January 20, 2000;

     (c) the Final Order shall have been granted in form and substance satisfactory to Allelix and NPS, acting reasonably, on or before January 31, 2000, and shall not have been set aside or modified in a manner unacceptable to such parties on appeal or otherwise;

     (d) there shall not have occurred any actual or threatened change (including a proposal by the Minister of Finance of Canada to amend the ITA or any announcement, governmental or regulatory initiative, condition, event or development involving a change or a prospective change) that, in the judgment of NPS, acting reasonably, directly or indirectly, has or may have a Material Adverse Effect with respect to consummating the proposed transaction; and

     (e) registered holders of not more than 10 percent of Allelix's Common Shares shall have exercised Dissent Rights.

Termination and Termination Fees and Expenses

     The Arrangement Agreement may be terminated in certain circumstances, including:

     (a) by NPS if the board of directors of Allelix has withdrawn or varied, in a manner determined by NPS to be adverse to NPS, approval of the Arrangement Agreement or the Arrangement or its unanimous recommendation to the Allelix Common Shareholders;

     (b) by Allelix if the board of directors of NPS has withdrawn its unanimous recommendation to the registered holders of the NPS Common Shares to vote in favour of the resolutions contemplated in the Arrangement Agreement to be considered at the NPS Meeting; and

     (c) by Allelix in order to enter into a definitive written agreement with respect to a Superior Proposal, subject to compliance with certain conditions.

     Allelix is obligated to pay to NPS a fee of U.S.$2,000,000 if any of the following occur:

     (a) Allelix breaches its covenants or agreements in the Arrangement Agreement in any material respect;

     (b) NPS terminates the Arrangement Agreement because the board of directors of Allelix has withdrawn or varied, in a manner determined by NPS to be adverse to NPS, its approval of the Arrangement Agreement or the Arrangement or its unanimous recommendation to

           Allelix Common Shareholders unless the board of directors of Allelix has done so because of a Material Adverse Change affecting NPS, and such change is not attributable to a Material Adverse Change affecting Allelix;

     (c) Allelix terminates the Arrangement Agreement to enter into a definitive written agreement with respect to a Superior Proposal subject to compliance by Allelix with certain conditions; or

     (d) an Acquisition Proposal is announced (in this instance, the reference to 10 percent of the Allelix Common Shares in the definition of Acquisition Proposal shall be deemed to be a reference to 20 percent of the Allelix Common Shares) and is not withdrawn more than two business days prior to the date of the Allelix Meeting, the registered holders of the Allelix Common Shares do not approve the Arrangement at the Allelix Meeting, and a significant transaction involving the acquisition of a material portion of the assets of Allelix or one or more of its Subsidiaries or Allelix Common Shares so as to hold not less than 20 percent or more of the Allelix Common Shares outstanding is completed with the Person who made the Acquisition Proposal or an Affiliate of such Person within the twelve months following the date of the Allelix Meeting.

     NPS is obligated to pay to Allelix a fee of U.S.$1,000,000 in the event that NPS breaches a covenant or agreement on its part in the Arrangement Agreement in any material respect, or the registered holders of the NPS Common Shares do not approve the matters relating to the Arrangement considered at the NPS Meeting except following a Material Adverse Change affecting Allelix. The fee shall be increased to U.S.$2,000,000 in the event that the board of directors of NPS withdraws or varies its unanimous recommendation to the registered holders of NPS Common Shares in a manner determined by Allelix to be adverse to Allelix, otherwise than because of a Material Adverse Change affecting Allelix.

Accounting Treatment

     NPS will account for the Transaction as a purchase for financial reporting and accounting purposes, in accordance with U.S. GAAP.

Stock Exchange Listings

     The TSE has conditionally approved the listing of the Exchangeable Shares, subject to the satisfaction of its customary requirements. NPS has informed Allelix that, at this time, it does not intend to list the Exchangeable Shares on any other stock exchange or quotation system.

     The NPS Common Shares are traded on the NASDAQ Stock Market. NPS will apply to the NASDAQ Stock Market, as required, to list thereon the NPS Common Shares issued pursuant to the Arrangement or issuable from time to time in exchange for the Exchangeable Shares.

Certain Tax Considerations

     The Allelix Shareholders should carefully read the information under "Income Tax Considerations to Allelix Shareholders" which qualifies the information set forth below. The following summary of income tax considerations is intended as a general summary and does not discuss all of the facts and circumstances that may affect the tax liability of particular Allelix Shareholders. Therefore, all Allelix Shareholders are urged to consult their tax advisers. No advance income tax rulings have been sought or obtained with respect to any of the transactions described herein.

     For Canadian federal income tax purposes, an Allelix Shareholder who is a Canadian Resident, holds Allelix Common Shares as capital property and who properly elects to receive NPS Common Shares pursuant to the Arrangement, will realize a capital gain (or a capital loss) equal to the amount by which the sum of the fair market value of the NPS Common Shares received by such holder on the exchange, net of any reasonable costs of disposition, exceeds (or is less than) the adjusted cost base to such holder of the Allelix Common Shares exchanged. An Allelix Shareholder who is an Eligible Holder and who exchanges Allelix Common Shares for Exchangeable Shares will be permitted to elect jointly with NPS Allelix, in prescribed form pursuant to section 85 of the ITA, to obtain a tax-deferred "rollover" in respect of such exchange.

     The exchange by a U.S. Holder of Allelix Common Shares for NPS Common Shares will be a taxable event for United States federal income tax purposes.

Dissent Rights

     Pursuant to section 190 of the CBCA, each Allelix Common Shareholder is entitled to dissent from the Continuance Resolution and to be paid by Allelix, if the Continuance becomes effective, the fair value of the Allelix shares held by such holder in respect of which such holder dissents, determined as of the day before the date on which the Continuance Resolution is passed, provided that such holder gives written notice of his, her or its dissent ("Notice of Dissent") to Allelix by depositing such Notice of Dissent with Allelix, or mailing it to Allelix by registered mail, at its principal executive office at 6850 Goreway Drive, Mississauga, Ontario, L4V 1V7, marked to the attention of the Senior Vice-President and Corporate Secretary of Allelix at or before the Allelix Meeting, and otherwise complies with section 190 of the CBCA as more fully described in the Circular. Failure to comply strictly with such dissent procedures may result in the loss or unavailability of any right of dissent.

     Pursuant to the Interim Order and section 190 of the CBCA, each Allelix Common Shareholder is entitled to dissent from the Arrangement Resolution and to be paid by Allelix, if the Arrangement becomes effective, the fair value of the Allelix Common Shares held by such holder in respect of which such holder dissents, determined as of the day before the date on which the Arrangement Resolution is passed provided that such holder gives Notice of Dissent to Allelix by depositing such Notice of Dissent with Allelix, or mailing it to Allelix by registered mail, at its principal executive office at 6850 Goreway Drive, Mississauga, Ontario, L4V 1V7, marked to the attention of the Senior Vice-President and Corporate Secretary of Allelix at or before the Allelix Meeting, and which and which otherwise complies with section 190 of the CBCA as more fully described in the Circular. Failure to comply strictly with such dissent procedures may result in the loss or unavailability of any right of dissent.

     However, any one Allelix Common Shareholder is entitled to dissent from only one of the Continuance Resolution or the Arrangement Resolution. The Dissent Procedures are attached to this Circular as Appendix I.

Investment Considerations

[NTD: to be revised by NPS/Allelix]

     In addition to information set out elsewhere, Allelix Shareholders should consider the information set out in this Circular under the heading "Investment Considerations" in evaluating whether to approve the Arrangement.

                           GENERAL PROXY INFORMATION

General

     This Circular is furnished in connection with the solicitation of proxies by and on behalf of the management of Allelix and the board of directors of Allelix.

Solicitation of Proxies

     The management of Allelix is soliciting proxies for use at the Allelix Meeting and has designated John R. Evans or, failing him, Paul J. Van Damme, on the enclosed form of proxy as persons whom Allelix Shareholders may appoint as their proxyholders. If an Allelix Shareholder wishes to appoint an individual not listed on the enclosed form of proxy to represent him or her at the Allelix Meeting, the Allelix Shareholder may do so either by crossing out the names on the enclosed form of proxy and inserting the name of that other individual in the blank space provided on the enclosed form of proxy or by completing another acceptable form of proxy. A proxy nominee need not be an Allelix Shareholder. If the Allelix Shareholder is a corporation, the proxy must be executed by an officer or properly appointed attorney.

     Allelix is paying for this solicitation, which is being made by mail, with possible supplemental telephone or other personal solicitations by employees or agents of Allelix. The management of Allelix may retain the services of a proxy solicitation company at the customary rates for such services.

Record Date and Entitlement to Vote

     The Record Date for the purpose of determining Allelix Shareholders entitled to receive the Circular and to vote at the Allelix Meeting has been fixed as 5:00 p.m. (Toronto time) on [November 10], 1999.

     Each Allelix Common Shareholder and the Allelix Preferred Shareholder at 5:00 p.m. (Toronto time) on the Record Date is entitled to attend the Allelix Meeting in person or by proxy and to cast one vote for each Allelix Common Share and each Allelix Preferred Share held by it on the Record Date. The Allelix Common Shareholders and the Allelix Preferred Shareholder will vote together in respect of the Continuance Resolution and as separate classes in respect of the Arrangement Resolution.

Signing and Deposit of Proxies

     For a proxy to be valid, an Allelix Shareholder (or the Allelix Shareholder's attorney, who must be authorized in writing) must sign and date it, and must either return it in the envelope provided to, or deposit it at, the offices of __ not later than 5:00 p.m. (Toronto time) on [Monday], December [13], 1999 or, if the Allelix Meeting is adjourned, 48 hours (excluding Saturdays, Sundays and holidays) before the time the adjourned Allelix Meeting is to be reconvened. Proxies may also be deposited with the scrutineers of the Allelix Meeting, to the attention of the Chairman of the Allelix Meeting, immediately prior to the commencement of the Allelix Meeting, or any adjournment or postponement thereof.

Revocation of Proxies

     An Allelix Shareholder giving a proxy has the power to revoke such proxy at any time before it is exercised. A proxy may be revoked (a) by instrument in writing executed by the Allelix Shareholder or by his or her attorney authorized in writing, or, if the Allelix Shareholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized and deposited either at Allelix's registered office at 6850 Goreway Drive, Mississauga, Ontario L4V 1V7, at any time up to and including the last business day before the day of the Allelix Meeting or any adjournment or postponement thereof, or with the Chairman of the Meeting on the day of the Allelix Meeting or any adjournment or postponement thereof, or (b) in any other manner permitted by law. If the Allelix Shareholder attends the Meeting and participates in a vote taken by a show of hands, it will automatically be revoking any valid proxy previously delivered by it.

Voting of Proxies

     On any vote taken by a show of hands, the individuals named in the enclosed form of proxy will vote the Allelix Common Shares and Allelix Preferred Shares represented by proxy in accordance with the instructions of the Allelix Shareholder who appointed them. If there are no instructions or the instructions are not certain, on any vote taken by a show of hands they will vote the Allelix Common Shares and/or the Allelix Preferred Shares, as applicable, in favour of the Option Resolution, the Continuance Resolution and the Arrangement Resolution. The enclosed form of proxy, when properly completed and signed, confers discretionary authority on the appointed individuals to vote as they see fit on any amendment or variation to any of the matters identified in the Notice of Special Meeting and on any other matter that may properly be brought before the Allelix Meeting. At the date hereof, neither the board of directors of Allelix nor management of Allelix is aware of any variation, amendment or other matter to be presented for a vote at the Allelix Meeting.

Voting Shares

     On the Record Date, there were outstanding: (i) __ Allelix Common Shares; and (ii) 1,000 Allelix Preferred Shares. Each Allelix Common Share carries the right to one vote. Each Allelix Preferred Share carries the right to one vote.

     To the best of the knowledge of the directors and officers of Allelix, on the Record Date, no Person beneficially owned or exercised control or direction over Allelix Common Shares carrying more than 10 percent of the number of votes entitled to be cast at the Allelix Meeting by the Allelix Common Shareholders, other than: (i) BVF Partners L.P. which held [2,400,000] Allelix Common Shares, representing 11.9 percent of the Allelix Common Shares issued and outstanding; and (ii) __ .

     To the best of the knowledge of the directors and officers of Allelix, on the Record Date, J & J, the sole Allelix Preferred Shareholder, beneficially owned or exercised control or direction over all 1,000 Allelix Preferred Shares representing 100 percent of the Allelix Preferred Shares issued and outstanding.

     To the best of the knowledge of the directors and officers of Allelix, on the Record Date, no Person beneficially owned or exercised control or direction over Allelix Common Shares or Allelix Preferred Shares carrying more than 10 percent of the collective number of votes entitled to be cast at the Allelix Meeting by the Allelix Common Shareholders and Allelix Preferred Shares, other than BVF Partners L.P. which held [2,400,000] Allelix Common Shares, representing __ percent of the collective number of votes entitled to be cast at the Allelix Meeting by the Allelix Common Shareholders and Allelix Preferred Shares.

     On the Record Date, the directors and officers of Allelix as a group beneficially owned or had voting control or direction over __ Allelix Common Shares carrying approximately __ percent of the number of votes entitled to be cast at the Allelix Meeting by the Allelix Common Shareholders.

Business of the Allelix Meeting

     The Allelix Meeting will be held for, among other things:

     (a) the Allelix Common Shareholders to consider and, if determined advisable, approve the Option Resolution;

     (b) the Allelix Common Shareholders and the Allelix Preferred Shareholder to consider and, if determined advisable, approve the Continuance Resolution;

     (c) the class consisting of Allelix Common Shareholders and the class consisting of the Allelix Preferred Shareholder to each, separately, consider and, if determined advisable, approve the Arrangement Resolution.

     Each of these matters is discussed in more detail below.

Option Resolution

     On April 15, 1999 the board of directors of Allelix approved a proposal for the surrender of options by Allelix employees and excluding non-executive directors, to acquire an aggregate of 876,572 Allelix Common Shares with exercise prices ranging from $3.20 to $22.45 per share and the re-issuance of replacement stock options at an exercise price of $2.80 per share (the "Proposal"). Pursuant to the Proposal each employee was permitted to surrendered for cancellation, at any time before the close of business on May 31, 1999, any or all of his or her options (the "Old Options") for a number of new options equal to one half of the aggregate number of options surrendered for cancellation (the "New Options"). Except for a reduced exercised price the New Options are in all other respects the same as the Old Options. In particular the New Options are vested to the same extent and expire on the same date as the Old Options. Old Options to acquire an aggregate of 410,664 Allelix Common Shares held by non-insider employees were surrendered and New Options to acquire an aggregate of 205,337 Allelix Common Shares were issued in respect thereof (in each case rounded up to the nearest whole option). Three senior employees who are insiders of Allelix have surrendered Old Options to acquire an aggregate of 225,600 Allelix Common Shares for cancellation, pending approval of holders of Allelix Common Shares.

     The Board of Directors of Allelix determined that the reduction of the exercise price of the Old Options was necessary to achieve the purpose of attracting, encouraging and increasing the incentive for the continued service of employees of Allelix as stated in the Allelix Stock Option Plan.

     In addition, on [October __ ], 1999 the [Compensation Committee of the] Board of Directors approved an amendment to options held by Allelix directors (other than Dr. John R. Evans, Edward Rygiel and Dr. Calvin Stiller who will become directors of NPS) so that such options will be exercisable until December 31, 2000 instead of expiring 90 days following the Effective Date pursuant to the terms of the Allelix Stock Option Plan. The affected directors were not eligible to participate in the Proposal described above and hold options with exercise prices ranging from $4.40 to $16.80 per share. Notice of the re-issuance of employee options has been given to the relevant stock exchanges. Notice of the variation of exercise period of options held by certain directors will be provided to the relevant stock exchanges prior to the Effective Date.

     Holders of Allelix Common Shares are being asked to consider and if thought advisable, pass the Option Resolution at the Allelix Meeting to confirm and approve the re-issuance of options held by certain insiders of Allelix and the variance of the exercise period of options held by certain directors of Allelix as described above.

     For information pertaining to the proposed Continuance by Allelix, please see "The Continuance of Allelix". For more information pertaining to the Arrangement, please see "The Arrangement".

Required Votes to Approve the Option Resolution, the Continuance Resolution and the Arrangement Resolution

     The Option Resolution must be approved by more than 50 percent of the votes cast by the Allelix Common Shareholders present in person or by proxy and entitled to vote at the Allelix Meeting (excluding spoiled, illegible and/or defective votes and abstentions).

     The Continuance Resolution must be approved by at least 66 2/3 percent of the collective votes cast by the Allelix Common Shareholders and Allelix Preferred Shares present in person or by proxy and entitled to vote at the Allelix Meeting (excluding spoiled, illegible and/or defective votes and abstentions).

     Subject to any further order of the Court, the Arrangement Resolution must be approved by at least (i) 66 2/3 percent of the votes cast by the Allelix Common Shareholders present in person or by proxy and entitled to vote at the Allelix Meeting (excluding spoiled, illegible and/or defective votes and abstentions); and (ii) 66 2/3 percent of the votes cast by the Allelix Preferred Shareholder present in person or by proxy and entitled to vote at the Allelix Meeting (excluding spoiled, illegible and/or defective votes and abstentions).

     J&J, the sole holder of the Allelix Preferred Shares, has agreed, pursuant to the Conversion Agreement to vote the Allelix Preferred Shares in favour of the Continuance Resolution and the Arrangement Resolution at the Allelix Meeting.

Interest of Management

     Management is unaware of any material interest of any director or officer of Allelix or any associate or Affiliate of any such individual or of Allelix in any transaction since the beginning of the last completed financial year of Allelix or in any proposed transaction or in connection with the Arrangement that has materially affected or will materially affect Allelix or any of its Affiliates.

                          THE CONTINUANCE  OF ALLELIX

Introduction to the Continuance

     Allelix is currently governed by the CBCA. Allelix will be continued from the federal jurisdiction as a corporation under the OBCA in order to facilitate the Arrangement. Subject to approval by Allelix Shareholders, Allelix proposes to file articles of continuance to continue Allelix from the federal jurisdiction under the provisions of the OBCA as soon as practicable after approval of the Continuance Resolution at the Allelix Meeting. Allelix Shareholders will be asked to consider, and if thought fit, approve the Continuance Resolution in the form attached to this Circular as Appendix B.

Shareholder Approval

     In order for the Continuance to be implemented, the Continuance Resolution must be passed by at least 66 2/3 percent of the collective votes cast by holders of Allelix Common Shares and Allelix Preferred Shares present in person or by proxy and entitled to vote, at the Allelix Meeting (excluding spoiled, illegible and/or defective vote and abstentions).

     If the Continuance is approved, Allelix intends to file articles of continuance pursuant to section 180 of the OBCA. [The Continuance will be effective on the date of the certificate of continuance, which shall be issued by the OBCA Director upon receipt of articles of continuance pursuant to subsection 180(4) of the CBCA]. Allelix must file a certified copy of the certificate of continuance with the OBCA Director.

     For a discussion of the Continuance dissent right, please see Dissenting Shareholder Rights.

                                THE ARRANGEMENT

Background of the Arrangement

     At a meeting of the board of directors of Allelix held in January, 1999, BancBoston Robertson Stephens was invited to discuss strategic alternatives available to Allelix to maximize shareholder value. The discussion included a review of potential merger candidates among comparably sized biotechnology companies, acquisition candidates among smaller biotechnology companies and potential acquirors of Allelix among various larger biotechnology and/or pharmaceutical companies. Following discussions thereon, no determination was made as to the course that Allelix should follow. Subsequently, in the middle of March, 1999, management of Allelix was approached by a mid-size U.S.-based biotechnology company concerning a potential merger transaction. At a meeting of the board of directors of Allelix held on April 14, 1999, Allelix's senior management made a presentation to the board concerning a potential merger with this company. The board of directors of Allelix authorized management to pursue negotiations and due diligence investigations and appointed a subcommittee comprised of four outside directors to oversee the conduct of negotiations.
Such negotiations continued into the summer of 1999; however, in the middle of July, 1999, Allelix was advised that as a result of disagreements concerning the economic basis of such a merger, the other company was no longer interested in pursuing negotiations.

     At a meeting of the board of directors of Allelix held on July 29, 1999 and July 30, 1999, the board again reviewed strategic alternatives open to Allelix and authorized management to pursue alternatives with a view to maximizing shareholder value. In connection with such mandate, the board authorized the engagement of BancBoston Robertson Stephens to assist Allelix in its exploration of various strategic alternatives available to it.

     In early August, one of Allelix's significant shareholders contacted management to suggest that NPS might be interested in pursuing a merger with Allelix. Shortly thereafter, Mr. Graham Strachan called Dr. Hunter Jackson, Chairman, President and Chief Executive Officer of NPS to determine whether NPS would be interested in pursuing a merger. During mid-August, discussions between representatives of Allelix and NPS and their respective financial advisers commenced. On August 10, 1999, Allelix entered into a confidential disclosure agreement with NPS to permit mutual due diligence investigations to begin between Allelix and NPS. On August 31, 1999, an exclusivity agreement was entered into between Allelix and NPS, committing Allelix to a period of exclusive negotiations with NPS, subject to a customary "fiduciary out" which terminated on September 13, 1999, unless due diligence investigations and/or negotiations were continuing at that date, in which event such period of exclusivity of negotiations would be extended until September 30, 1999.

     On September 13, 1999, Allelix received a letter from NPS outlining the proposed financial and other terms of a merger. On September 14, 1999, representatives of Allelix, together with their legal advisers, Stikeman, Elliott, met with representatives of NPS and their legal advisers, Blake, Cassels & Graydon, to discuss and commence negotiations of the definitive terms and structure of a proposed merger transaction. During this period and until September 27, 1999, the terms of a definitive arrangement agreement between NPS and Allelix were being negotiated under the supervision of Allelix's Chairman, Dr. John Evans.

     Later that same day, a meeting of the board of directors of Allelix was held to report on such discussions and negotiations, to allow the directors to receive briefings by counsel concerning the duties of directors in connection with merger transactions and by BancBoston Robertson Stephens concerning the financial and strategic aspects of a merger between NPS and Allelix.

     On September 21, 1999, NPS' senior management team made a presentation to Allelix's board of directors and Allelix's financial advisers concerning the benefits available to Allelix through a merger with NPS, NPS' vision for the merged company and NPS' research programs and business. On September 27, 1999, the board of directors of Allelix met to consider the proposed merger. At that meeting, BancBoston Robertson Stephens made a presentation regarding its financial analysis of the merger and delivered its oral opinion (which was subsequently confirmed in writing) described below under "Opinion of Allelix's Financial Adviser, BancBoston Robertson Stephens". At the same meeting, the board of directors of Allelix received a report from Stikeman, Elliott on the terms of the arrangement agreement that had been negotiated. Subject to finalization of certain matters, the board of directors of Allelix authorized the entering into of the arrangement agreement described below under "The Arrangement Agreement and Related Agreements", which agreement was executed and delivered on the evening of September 27, 1999.

Allelix's Reasons for the Arrangement and Recommendation of the Board of Directors of Allelix

     The board of directors of Allelix has unanimously: (i) determined that the Arrangement is fair to the Allelix Shareholders and that the Arrangement is in the best interests of Allelix and the Allelix Shareholders; and (ii) approved the Arrangement and the entering into and execution of the Arrangement Agreement. Accordingly, the board of directors of Allelix unanimously recommends that the Allelix Shareholders vote in favour of the Continuance and the Arrangement.

     In reaching its determination and making this recommendation, the board of directors of Allelix considered a number of factors, including the following:

     (a) based on the closing price of NPS Common Shares reported on the NASDAQ Stock Market on September 27, 1999, the last trading day prior to the public announcement of the Transaction, the Exchange Ratio represented a premium of approximately 22 percent over the average closing price of Allelix Common Shares reported on the TSE for the 30 trading day period prior to the first public announcement of the Transaction;

     (b) the combined business which results from the Arrangement will have significantly greater financial, business and scientific resources which may enable the combined business to more effectively develop and exploit its portfolio of drug product candidates and, in particular, may make it possible for Allelix to take forward into Phase III clinical trials its most advanced product program, ALX1-11, a recombinant form of human parathyroid hormone which has potential as a bone-growth therapy;

     (c) the complementary nature of Allelix's and NPS' respective portfolios of drug product candidates;

     (d) the combined business may be able to take advantage of NPS' U.S. biomedical industry connections and NPS' presence on the NASDAQ Stock Market while continuing to benefit from the Canadian biotechnology industry and its associated technical and financial resources;

     (e) the risks and limitations associated with Allelix attempting to pursue further development of its portfolio of drug product candidates as an independent entity;

     (f) the opinion dated September 27, 1999 of BancBoston Robertson Stephens, Allelix's financial adviser, that, as of that date, the Exchange Ratio was fair, from a financial point of view, to the Allelix Common Shareholders (other than NPS, NPS Allelix and their respective Affiliates);

     (g) Allelix Common Shareholders will be entitled to receive Exchangeable Shares or NPS Common Shares such that they will continue to participate in the biotechnology and pharmaceutical products industries through NPS, which has a significantly larger market capitalization than Allelix;

     (h) Canadian Resident Allelix Common Shareholders who hold Allelix Common Shares as capital property and file a joint election with NPS Allelix will generally be able to exchange their Allelix Common Shares for Exchangeable Shares under the Arrangement on a tax-deferred basis under Canadian federal income tax legislation (see "Income Tax Considerations to Allelix Shareholders - Canadian Federal Income Tax Considerations");

     (i) Exchangeable Shares will not constitute foreign property under Canadian federal income tax legislation for certain exempt holders (see "Income Tax Considerations to Allelix Shareholders - Canadian Federal Income Tax Considerations");

     (j) the terms and conditions of the Arrangement Agreement, including the termination and fee and expenses provisions thereof (see "The Arrangement Agreement and Related Agreements"); and

     (k) the Arrangement must be approved by (i) special resolution passed by not less than 66 2/3 percent of the votes cast by each of the class of shareholders consisting of the Allelix Common Shareholders and the class of shareholders consisting of the Allelix Preferred Shareholder; and (ii) the Court which, Allelix is advised, will consider, among other things, the fairness of the Arrangement to each of the above classes of Allelix Shareholders.

     In reaching its determination, the board of directors of Allelix also considered and evaluated, among other things (i) information concerning the business, operations, financial condition and prospects of Allelix and NPS; (ii) current industry, economic and market conditions and trends and its informed expectations of the future of the biotechnology and pharmaceutical products industries; (iii) historical market prices and trading information with respect to Allelix Common Shares and NPS Common Shares; (iv) the expected tax effect of the Arrangement on Allelix Shareholders; (v) the anticipated synergies, cost reductions, improved balance sheet and other operational advantages and efficiencies as a result of the combination; and (vi) the anticipated challenges associated with successfully integrating the businesses of Allelix and NPS.

     The foregoing discussion of the information and factors considered and given weight by the board of directors of Allelix is not intended to be exhaustive. In reaching the determination to approve and recommend the Arrangement, the board of directors of Allelix did not assign any relative or specific weights to the foregoing factors which were considered, and individual directors may have given different weights to different factors. The board of directors of Allelix is, however, unanimous in its recommendation to the Allelix Shareholders that the Arrangement Resolution be approved at the Allelix Meeting.

     The board of directors of Allelix realizes that there are certain risks associated with the Transaction, including those set forth under "Investment Considerations". However, the board of directors of Allelix believes that the positive factors outweigh those risks, although there cannot be assurances in this regard.

     In order to permit the Arrangement to occur, the board of directors of Allelix unanimously recommends that Allelix be continued under the OBCA and that Allelix Shareholders vote in favour of the Continuance at the Allelix Meeting.

Opinion of Allelix's Financial Adviser, BancBoston Robertson Stephens

     Allelix, under the direction of its board of directors, retained BancBoston Robertson Stephens to act as its financial adviser in connection with its exploration of various strategic alternatives available to it, including the Arrangement. At the meeting of the board of directors of Allelix held on September 27, 1999, BancBoston

Robertson Stephens delivered its opinion (which was subsequently confirmed in writing) that, as of that date and based upon the matters reviewed with the board, the Exchange Ratio was fair, from a financial point of view, to the holders of Allelix Common Shares (other than NPS, NPS Allelix and their respective Affiliates). A copy of BancBoston Robertson Stephens' opinion dated September 27, 1999 is attached to this Circular as Appendix H. Allelix Shareholders are urged to, and should, read the full text of the BancBoston Robertson Stephens opinion for a complete description of the factors considered, the assumptions made and the limitations on the review undertaken by BancBoston Robertson Stephens in rendering its opinion.

     The BancBoston Robertson Stephens opinion addresses only the fairness, from a financial point of view, of the Exchange Ratio to the holders of Allelix Common Shares (other than NPS, NPS Allelix and their respective Affiliates) and does not constitute a recommendation to any Allelix Shareholder as to how to vote at the Allelix Meeting. The summary of the BancBoston Robertson Stephens opinion set forth in this Circular is qualified in its entirety by reference to the full text of such opinion.

     BancBoston Robertson Stephens is acting as financial advisor to Allelix in connection with the Arrangement will receive an initial fee for the delivery of its opinion and an additional fee contingent upon the consummation of the Arrangement. In addition, Allelix has agreed to indemnify BancBoston Robertson Stephens for certain liabilities that might arise out of its engagement.

     In the ordinary course of business, BancBoston Robertson Stephens may trade in securities of Allelix and/or NPS for its own account and the account of its customers and, accordingly, may at any time hold a long or short position in the securities of Allelix and/or NPS.

Procedures for Election and Exchange of Share Certificates

     Enclosed with this Circular is a Letter of Transmittal and Election Form which is being delivered to Allelix Common Shareholders. The Letter of Transmittal and Election Form, when properly completed and signed and returned together with a certificate or certificates for Allelix Common Shares and all other required documents, will enable each holder of Allelix Common Shares to obtain a certificate for that number of Exchangeable Shares or NPS Common Shares, or a combination thereof, as appropriate, equal to the number of Allelix Common Shares previously held by such holder multiplied by the Exchange Ratio, in each case, rounded up to the nearest whole number if such calculation results in a fractional share. See "- Transaction Mechanics and Description of Exchangeable Shares - Fractional Shares".

     Any use of the mails to transmit a certificate for Allelix Common Shares and a related Letter of Transmittal and Election Form is at the risk of the holder thereof. If these documents are mailed, it is recommended that registered mail, with return receipt requested, properly insured, be used.

     A holder of Allelix Common Shares who is a Canadian Resident may elect under the Arrangement to receive on exchange of its Allelix Common Shares either NPS Common Shares or Exchangeable Shares by arranging for a properly completed and signed Letter of Transmittal and Election Form, together with certificates representing its Allelix Common Shares and all other required documents, to be received by the Depositary, at one of the addresses set out on the last page of the Letter of Transmittal and Election Form no later than the Election Deadline. A holder of Allelix Common Shares who is not a Canadian Resident is entitled under the Arrangement to receive on exchange of its Allelix Common Shares, NPS Common Shares by arranging for a properly completed and signed Letter of Transmittal and Election Form, together with certificates representing its Allelix Common Shares and all other required documents, to be received by the Depositary at one of the addresses set out on the last page of the Letter of Transmittal and Election Form no later than the Election Deadline.

     If the Depositary has not received a properly completed and signed Letter of Transmittal and Election Form together with certificates representing Allelix Common Shares and all other required documents on or prior to the Election Deadline in respect of particular Allelix Common Shares, then those shares will be treated under the Arrangement as follows: (i) each holder of Allelix Common Shares whose address on the register for Allelix Common Shares as at the close of business (Toronto time) on the day immediately preceding the Effective Date is in Canada will be entitled to receive only Exchangeable Shares upon receipt by the Depositary of a properly completed and signed Letter of Transmittal and Election Form, together with certificates representing its Allelix Common Shares and all other required documents, and (ii) each holder of Allelix Common Shares whose address on the register for Allelix Common Shares as at the close of business (Toronto time) on the day immediately preceding the Effective Date is not in Canada will be entitled to receive only NPS Common Shares upon receipt by the Depositary of a properly completed and signed Letter of Transmittal and Election Form, together with certificates representing its Allelix Common Shares and all other required documents.

     Certificates representing the appropriate number of Exchangeable Shares and/or NPS Common Shares issuable to a former holder of Allelix Common Shares who has complied with the procedures set out above, as soon as practicable after the Effective Date (i) be forwarded to the holder at the address specified in the Letter of Transmittal and Election Form by insured first class mail, or (ii) be made available for pick up by the holder as requested by the holder in the Letter of Transmittal and Election Form at the office of __ specified by the holder in the Letter of Transmittal and Election Form.

     Where a certificate for Allelix Common Shares has been destroyed, lost or mislaid, the holder of such certificate should, before the Effective Date, contact __ at __ in the Toronto area, or toll free at __ , and after the Effective Date, contact __ at __ in the Toronto area, or toll free at __ , regarding the issuance of a replacement certificate upon the holder satisfying such requirements as may be imposed by Allelix in connection with issuance of the replacement certi ficate.

Transaction Mechanics and Description of Exchangeable Shares

The Arrangement

     Commencing at the Effective Time, the following shall occur and shall be deemed to occur in the following order without any further act or formality:

     (a) each Allelix Preferred Share will be changed into 887.9166 Allelix Common Shares (the "Conversion Shares") and the name of each holder of Allelix Preferred Shares will be removed from the register of holders of Allelix Preferred Shares and added to the register of holders of Allelix Common Shares;

     (b) each Conversion Share will be deemed to be a NPS Elected Share and will be transferred by the holder thereof, without any act or formality on its part, to NPS Allelix Inc. in exchange for a fraction of a fully-paid and non-assessable NPS Common Share equal to the Exchange Ratio, and the name of each such holder will be removed from the register of holders of Allelix Common Shares and added to the register of holders of NPS Common Shares and NPS Allelix Inc. will be recorded as the registered holder of such Allelix Common Shares so exchanged and will be deemed to be the legal and beneficial owner thereof;".

     (c) each NPS Elected Share will be transferred by the holder thereof, without any act or formality on its part, to NPS Allelix in exchange for a fraction of a fully-paid and non-assessable NPS Common Share equal to the Exchange Ratio;

     (d) each Exchangeable Elected Share will be transferred by the holder thereof, without any act or formality on its part, to NPS Allelix in exchange for a fraction of a fully-paid and non-assessable Exchangeable Share equal to the Exchange Ratio;

     (e) each Allelix Common Share in respect of which a duly completed Letter of Transmittal and Election Form has not been deposited with the Depositary on or prior to the Election Deadline (other than (i) Allelix Common Shares held by Dissenting Shareholders who are ultimately entitled to be paid the fair value of the Allelix Common Shares held by them and (ii) Allelix Common Shares held by NPS or any Affiliate thereof which shall not be exchanged under the Arrangement and shall remain outstanding as Allelix Common Shares held by NPS or any affiliate thereof),

                 (A) in the case of a holder of Allelix Common Shares whose address as shown in the register of Allelix Common Shares as of the close of business (Toronto time) on the day preceding the Effective Date is in Canada will be deemed to be an Exchangeable Elected Share and will be transferred by the holder thereof, without any act or formality on its part, to NPS Allelix in exchange for that number of fully paid and non-assessable Exchangeable Shares equal to the Exchange Ratio; and

                 (B) in the case of a holder of Allelix Common Shares whose address as shown in the register of Allelix Common Shares as of the close of business (Toronto time) on the day preceding the Effective Date is not in Canada will be deemed to be a NPS Elected Share and will be transferred by the holder thereof, without any act or formality on its part, to NPS Allelix in exchange for a fraction of a fully-paid and non-assessable NPS Common Share equal to the Exchange Ratio;

     (f) the registered holder of the Allelix Preferred Shares will receive, pursuant to the Plan of Arrangement, __ Allelix Common Share for each Allelix Preferred Share held which Allelix Common Shares will then be converted into NPS Common Shares pursuant to the Plan of Arrangement and under the terms of the Arrangement Agreement on the basis of
           0.3238 NPS Common Shares for each Allelix Common Share held;

     (g) in accordance with the terms of the Allelix Warrants, after the Effective Time, a holder of Allelix Warrants shall be entitled, upon the exercise of such warrants, to receive in lieu of the number of Allelix Common Shares to which such holder was theretofore entitled to receive upon such exercise, that aggregate number of Exchangeable Shares or NPS Common Shares, as applicable, that such holder would have been entitled to receive under the Plan of Arrangement if such holder had been the registered holder of that number of Allelix Common Shares that such holder was theretofore entitled to receive if all such holder's Allelix Warrants had been exercised immediately prior to the Effective Time;

     (h) in accordance with the terms of the Allelix Options, after the Effective Time, a holder of Allelix Options shall be entitled, upon the exercise of such options, to receive in lieu of the number of Allelix Common Shares to which such holder was theretofore entitled to receive upon such exercise, that aggregate number of Exchangeable Shares or NPS Common Shares, as applicable, that such holder would have been entitled to receive under the Plan of Arrangement if such holder had been the registered holder of that number of Allelix Common Shares that such holder was theretofore entitled to receive if all such holder's Allelix Options had been exercised immediately prior to the Effective Time; and

     (i) NPS shall issue to and deposit with the Trustee the Special Voting Share, in consideration of the payment to NPS of U.S.$1, to be thereafter held of record by the Trustee as trustee for and on behalf of, and for the use and benefit of, the registered holders of the Exchangeable Shares in accordance with the Voting and Exchange Trust Agreement; and

     (j) Allelix and 1380390 will amalgamate and continue as one corporation under the OBCA upon the following terms:

           (i) the name of the amalgamated corporation will be "Allelix Biopharmaceuticals Inc.";

          (ii) the shares of 1380390 shall be cancelled without any repayment of capital in respect thereof;

          (iii) the articles of amalgamation shall be the same as the articles of Allelix; and

          (iv) no securities shall be issued and no assets shall be distributed by the amalgamated corporation in connection with the amalgamation.

     As noted above, Allelix Common Shares held by NPS or any Affiliate thereof will not be exchanged under the Arrangement. As a result, assuming no exercise of Allelix Options or Allelix Warrants after the Record Date, immediately following the Effective Time, Allelix's outstanding capital stock will consist of __ Allelix Common Shares. Based on the Exchange Ratio, the former Allelix Common Shareholders and Allelix Preferred Shares will hold an aggregate of approximately __ Exchangeable Shares and NPS Common Shares. Assuming all Allelix Common Shares and Allelix Preferred Shares are exchanged for NPS Common Shares, based upon the number of NPS Common Shares outstanding as of __, 1999 and those issued pursuant to the Arrangement, existing Allelix Common Shareholders will ultimately hold approximately __ percent of the outstanding NPS Common Shares.

     See "- Procedures for Election and Exchange of Share Certificates" for procedures to be followed in order to obtain certificates representing the Exchangeable Shares and the NPS Common Shares issuable pursuant to the Arrangement.

Fractional Shares

     No certificates representing fractional Exchangeable Shares or fractional NPS Common Shares will be delivered in exchange for Allelix Common Shares pursuant to the Arrangement. Each Person otherwise entitled to a fractional interest in an Exchangeable Share or to a fractional interest in a NPS Common Share will receive a certificate evidencing that number of shares to which such Person is entitled rounded up to the nearest whole number.

Retraction, Redemption and Call Rights; Purchase for Cancellation

     Retraction of Exchangeable Shares. Subject to the Retraction Call Right, each registered holder of Exchangeable Shares will be entitled at any time following the Effective Time to retract (i.e., require NPS Allelix to redeem) any or all of the Exchangeable Shares held by such holder for an amount per share equal to the Retraction Price. Each registered holder of Exchangeable Shares may effect such retraction by presenting a certificate or certificates to NPS Allelix or to the Transfer Agent representing the number of Exchangeable Shares the holder desires to retract together with a duly executed Retraction Request indicating the number of Exchangeable Shares the holder desires to retract and the Retraction Date upon which the holder desires to receive the Retraction Price, and such other documents as may be required to effect the retraction of the Retracted Shares. The retraction of Retracted Shares shall not affect the obligation of NPS Allelix to pay dividends declared on the Retracted Shares prior to the date of their retraction.

     When a holder requests NPS Allelix to redeem Retracted Shares, NPS Holdings will have an overriding Retraction Call Right to purchase on the Retraction Date all but not less than all of the Retracted Shares, at a purchase price per share equal to the Retraction Price plus, on the designated payment date therefor, to the extent not paid by NPS Allelix, the Dividend Amount, if any. To the extent that NPS Holdings pays the Dividend Amount in respect of the Retracted Shares, NPS Allelix shall no longer be obligated to pay any declared and unpaid dividends on such Retracted Shares. Upon receipt of a Retraction Request, NPS Allelix will immediately notify NPS Holdings. NPS Holdings must then advise NPS Allelix within 5 business days as to whether the Retraction Call Right will be exercised. If NPS Holdings does not so advise NPS Allelix, NPS Allelix will notify the holder as soon as possible thereafter that NPS Holdings will not exercise the Retraction Call Right. If NPS Holdings advises NPS Allelix that NPS Holdings will exercise the Retraction Call Right within such five business day period, then, provided the Retraction Request is not revoked by the holder as described below, the Retraction Request shall thereupon be considered only to be an offer by the holder to sell the Retracted Shares to NPS Holdings in accordance with the Retraction Call Right.

     A holder may revoke its Retraction Request, in writing, at any time prior to the close of business on the business day immediately preceding the Retraction Date, in which case the Retracted Shares will neither be purchased by NPS Holdings nor be redeemed by NPS Allelix. If the holder does not revoke its Retraction Request, on the Retraction Date, the Retracted Shares will be purchased by NPS Holdings or redeemed by NPS Allelix, as the case may be, in each case as set out above. NPS Allelix or NPS Holdings, as the case may be, will deliver or cause the Transfer Agent to deliver (i) certificates, representing the number of NPS Common Shares having an aggregate value equal to the aggregate Retraction Price, registered in the name of the holder or in such other name as the holder may request, and (ii) if applicable, a cheque for the aggregate Dividend Amount to the holder at the address recorded in the securities register or at the address specified in the holder's Retraction Request or by holding the same for pick up by the holder at the registered office of NPS Allelix or the office of the Transfer Agent as specified by NPS Allelix, in each case less any amounts withheld on account of tax required to be deducted and withheld therefrom.

     If, as a result of solvency requirements or applicable Law, NPS Allelix is not permitted to redeem all Retracted Shares tendered by a retracting holder, and provided NPS Holdings has not exercised its Retraction Call Right with respect to such Retracted Shares, NPS Allelix will redeem only those Retracted Shares tendered by the holder (rounded down to a whole number of shares) as would not be contrary to such provisions or applicable Law and the Trustee, on behalf of the holder of any Retracted Shares not so redeemed by NPS Allelix, will require NPS to purchase such Retracted Shares on the Retraction Date pursuant to the Exchange Right.

     Redemption of Exchangeable Shares. Subject to applicable Law and the Redemption Call Right, on the Redemption Date, NPS Allelix will redeem all but not less than all of the then outstanding Exchangeable Shares for an amount per share equal to the Redemption Price plus the Dividend Amount. NPS Allelix will, at least 60 days prior to the Redemption Date, or such number of days as the board of directors of NPS Allelix may determine to be reasonably practicable under the circumstances in respect of a Redemption Date arising in connection with a NPS Control Transaction, provide the registered holders of Exchangeable Shares with written notice of the proposed redemption of the Exchangeable Shares by NPS Allelix or the purchase of the Exchangeable Shares by NPS Holdings pursuant to the Redemption Call Right described below.

     On or after the Redemption Date and provided NPS Holdings has not exercised its Redemption Call Right, upon the holder's presentation and surrender of the certificates representing the Exchangeable Shares and such other documents as may be required at the office of the Transfer Agent or the registered office of NPS Allelix, NPS Allelix will deliver the Redemption Price together with the Dividend Amount to such holder by mailing certificates, representing the number of NPS Common Shares having an aggregate value equal to the aggregate Redemption Price, registered in the name of the holder or such other name as the holder may request and, if applicable, a cheque in payment of the Dividend Amount to the holder at the address of the holder recorded in the securities register or by holding the same for pick up by the holder at the registered office of NPS Allelix or the office of the Transfer Agent as specified in the written notice of redemption, in each case, less any amounts withheld on account of tax required to be deducted and withheld therefrom.

     NPS Holdings will have an overriding Redemption Call Right to purchase on the Redemption Date all but not less than all of the Exchangeable Shares then outstanding (other than Exchangeable Shares held by NPS and its Affiliates) for an amount per share equal to the Redemption Price plus the Dividend Amount, if any. Upon the exercise of the Redemption Call Right, registered holders will be obligated to sell their Exchangeable Shares to NPS Holdings. If NPS Holdings exercises the Redemption Call Right, NPS Allelix's right and obligation to pay any declared and unpaid dividends in respect of, the Exchangeable Shares so purchased by NPS Holdings will be fully satisfied by the payment of the Dividend Amount.

     Early Redemption. In certain circumstances, NPS Allelix has the right to require a redemption of the Exchangeable Shares prior to December 31, 2004. An early redemption may occur upon (i) there being fewer than 1,000,000 Exchangeable Shares outstanding (other than Exchangeable Shares held by NPS and its Affiliates); or (ii) the occurrence of a NPS Control Transaction. The accidental failure or omission to give any notice of redemption under clauses
(i) and (ii) of this paragraph to less than 10 percent of the registered holders of Exchangeable Shares will not affect the validity of any such redemption.

     A NPS Control Transaction is any merger, amalgamation, tender offer, material sale of shares or rights or interests therein or thereto or similar transactions involving NPS, or any proposal to do so. If, prior to December 31, 2004, a NPS Control Transaction occurs, provided that the board of directors of NPS Allelix determines, in good faith and in its sole discretion, that it is not reasonably practicable to substantially replicate the terms and conditions of the Exchangeable Shares in connection with such NPS Control Transaction and that the redemption of all but not less than all of the outstanding Exchangeable Shares is necessary to enable the completion of such NPS Control Transaction in accordance with its terms, the board of directors of NPS Allelix may accelerate the Redemption Date to such date prior to December 31, 2004 as the board of directors of NPS Allelix may determine, upon such number of days' prior written notice to the registered registered holders of Exchangeable Shares as the board of directors of NPS Allelix may determine to be reasonably practicable in such circumstances.

     Purchase for Cancellation. Subject to applicable Law, NPS Allelix may at any time and from time to time purchase for cancellation all or any part of the outstanding Exchangeable Shares at any price by tender to all the registered holders of record of Exchangeable Shares then outstanding or through the facilities of any stock exchange on which the Exchangeable Shares are listed or quoted at any price per share.

Voting, Dividend and Liquidation Rights of Registered Holders of Exchangeable Shares; Withholding Rights

     On the Effective Date, NPS, NPS Allelix and the Trustee will enter into the Voting and Exchange Trust Agreement in substantially the form attached hereto as Appendix F.

     Voting Rights with Respect to NPS Allelix. Except as required by law and by Article 10 of the Exchangeable Share Provisions, the registered holders of Exchangeable Shares are not entitled as such to receive notice of or attend any meeting of shareholders of NPS Allelix or to vote at any such meeting. See " - Amendment and Approval" below.

     Voting Rights with Respect to NPS. Pursuant to the Voting and Exchange Trust Agreement, NPS will issue the NPS Special Voting Share to the Trustee for the benefit of the registered holders (other than NPS and its Affiliates) of Exchangeable Shares. The NPS Special Voting Share will have the number of votes, which may be cast at any meeting at which registered holders of NPS Common Shares are entitled to vote, equal to the number of outstanding Exchangeable Shares held by Beneficiaries.

     Each Beneficiary on the record date for any meeting at which registered holders of NPS Common Shares are entitled to vote will be entitled to instruct the Trustee to exercise one of the votes attached to the NPS Special Voting Share for each Exchangeable Share held by such Beneficiary. The Trustee will exercise (either by proxy or in person) each vote attached to the NPS Special Voting Share only as directed by the relevant Beneficiary and, in the absence of instructions from a Beneficiary as to voting, will not exercise such votes. A Beneficiary may, upon instructing the Trustee, obtain a proxy from the Trustee entitling the Beneficiary to vote directly at the relevant meeting the votes attached to the NPS Special Voting Share to which the Beneficiary is entitled.

     The Trustee will use reasonable efforts to mail or otherwise send to the registered holders of Exchangeable Shares the notice of each meeting at which the registered holders of NPS Common Shares are entitled to vote, together with the related meeting materials and a statement as to the manner in which the holder may instruct the Trustee to exercise the votes attaching to the NPS Special Voting Share, such mailing or sending to commence on the same day as NPS mails or otherwise sends such notice and materials to the registered holders of NPS Common Shares. The Trustee will also send to the registered holders of Exchangeable Shares copies of all information statements, interim and annual financial statements, reports and other materials sent by NPS to the registered holders of NPS Common Shares at the same time as such materials are sent to the registered holders of NPS Common Shares. To the extent such materials are provided to the Trustee by NPS, the Trustee will also send to the registered holders of Exchangeable Shares all materials sent by third parties to registered holders of NPS Common Shares, including dissident proxy circulars and tender and exchange offer circulars, as soon as possible after such materials are delivered to the Trustee.

     All rights of a holder of Exchangeable Shares to exercise votes attached to the NPS Special Voting Share will cease upon the exchange (whether by redemption, retraction or liquidation, or through the exercise of the related Call Rights) of such Exchangeable Shares for NPS Common Shares.

     Dividend Rights. Registered holders of Exchangeable Shares will be entitled to receive, subject to applicable Law, dividends (i) in the case of a cash dividend declared on the NPS Common Shares, in an amount in cash for each Exchangeable Share corresponding to the cash dividend declared on each NPS Common Share, (ii) in the case of a stock dividend declared on the NPS Common Shares to be paid in NPS Common Shares, in such number of Exchangeable Shares for each Exchangeable Share as is equal to the number of NPS Common Shares to be paid on each NPS Common Share, or (iii) in the case of a dividend declared on the NPS Common Shares in property other than cash or NPS Common Shares, in such type and amount of property as is the same as, or economically equivalent to (as determined by the board of directors of NPS Allelix in good faith and in its sole discretion) the type and amount of property declared as a dividend on each NPS Common Share. Cash dividends on the Exchangeable Shares are payable in U.S. dollars or the Canadian Dollar Equivalent thereof, at the option of NPS Allelix. The declaration date, record date and payment date for dividends on the Exchangeable Shares will be the same as the relevant date for the corresponding dividends on the NPS Common Shares.

     Liquidation Rights with Respect to NPS Allelix. In the event of the liquidation, dissolution or winding-up of NPS Allelix or any other proposed distribution of the assets of NPS Allelix among its shareholders for the purpose of winding-up its affairs, each holder of Exchangeable Shares will have, subject to applicable Law, preferential rights to receive from NPS Allelix for each Exchangeable Share held by such holder the NPS Allelix Liquidation Amount plus the Dividend Amount. Upon the occurrence of such liquidation, dissolution or winding-up, NPS Holdings will have an overriding Liquidation Call Right to purchase all but not less than all of the outstanding Exchangeable Shares (other than Exchangeable Shares held by NPS and its Affiliates) from the registered holders thereof on the effective date of such liquidation, dissolution or winding-up for an amount per share equal to the Liquidation Call Purchase Price (equal to the Liquidation Amount) plus any Dividend Amount. In the event that NPS Holdings exercises its Liquidation Call Right and pays the Dividend Amount, if any, the right of the holder of the Exchangeable Shares so purchased to receive any Liquidation Amount from NPS Allelix shall be fully satisfied and discharged.

     Upon the occurrence and during the continuance of a NPS Allelix Insolvency Event, a holder of Exchangeable Shares will be entitled to instruct the Trustee to exercise the Exchange Right with respect to any or all of the Exchangeable Shares held by such holder, thereby requiring NPS to purchase such Exchangeable Shares from the holder. As soon as practicable following the occurrence of a NPS Allelix Insolvency Event or any event which may, with the passage of time and/or the giving of notice, become a NPS Allelix Insolvency Event, NPS Allelix and NPS will give written notice thereof to the Trustee. As soon as practicable thereafter, the

Trustee will notify each holder of Exchangeable Shares of such event or potential event and will advise the holder of its rights with respect to the Exchange Right. The purchase price payable by NPS for each Exchangeable Share purchased under the Exchange Right will be satisfied by issuance of one NPS Common Share plus, to the extent not paid by NPS Allelix on the designated payment date therefor, the amount of all declared and unpaid dividends on each such Exchangeable Share held by such holder on any dividend record date which occurred prior to the closing of such purchase and upon receipt of such amount, the holder shall no longer be entitled to receive any declared and unpaid dividends from NPS Allelix.

     Liquidation Rights with Respect to NPS. In order for the registered holders of Exchangeable Shares to participate on a pro rata basis with the registered holders of NPS Common Shares on the fifth business day prior to the effective date of a Liquidation Event, each Exchangeable Share will, pursuant to the Automatic Exchange Right, automatically be exchanged for an equivalent number of NPS Common Shares plus, to the extent not paid by NPS Allelix on the designated payment date therefor, the amount of all declared and unpaid dividends on each such Exchangeable Share held by such holder on any dividend record date which occurred prior to the date of such exchange and, upon receipt of the amount of such declared and unpaid dividends, the right of the holder of the Exchangeable Share to receive declared and unpaid dividends from NPS Allelix shall be fully satisfied and discharged. Upon a holder's request and surrender of Exchangeable Share certificates, duly endorsed in blank and accompanied by such instruments of transfer as NPS may reasonably require, NPS will deliver to such holder certificates representing an equivalent number of NPS Common Shares, plus a cheque for the amount of such dividends, if any, for the Exchangeable Shares exchanged by such holder pursuant to the Automatic Exchange Right. For a description of certain NPS obligations with respect to the dividend and liquidation rights of the registered holders of Exchangeable Shares, see "The Arrangement Agreement and Related Agreements - Support Agreement".

     Withholding Rights. NPS, NPS Allelix and the Trustee will be entitled to deduct and withhold from any consideration otherwise payable to any holder of Exchangeable Shares or NPS Common Shares such amounts as NPS, NPS Allelix or the Trustee is required or permitted to deduct and withhold with respect to such payment under the ITA, the Code or any provision of provincial, state, local or foreign tax law. Any amounts withheld will be treated for all purposes as having been paid to the holder of the shares in respect of which such deduction and withholding was made, provided that such withheld amounts are actually remitted to the appropriate taxing authority. To the extent that the amount so required to be deducted or withheld from any payment to a holder exceeds the cash portion of the amount otherwise payable to the holder, NPS, NPS Allelix or the Trustee may sell or otherwise dispose of such portion of the consideration as is necessary to provide sufficient funds to NPS, NPS Allelix or the Trustee, as the case may be, to enable it to comply with such deduction or withholding requirement. NPS, NPS Allelix or the Trustee must notify the holder of any such sale and remit to such holder any unapplied balance of the net proceeds of such sale. In the Voting and Exchange Trust Agreement, NPS will represent and warrant that, based upon facts known to it as of the Effective Date, it has no current intention to deduct or withhold from any dividend paid to registered holders of Exchangeable Shares any amounts under the Code.

Ranking

     The Exchangeable Shares will be entitled to a preference over the common shares in the capital of NPS Allelix and any other shares ranking junior to the Exchangeable Shares with respect to the payment of dividends and the distribution of assets in the event of a liquidation, dissolution or winding-up of NPS Allelix, whether voluntary or involuntary, or any other distribution of the assets of NPS Allelix among its shareholders for the purpose of winding-up its affairs. See "Information Concerning NPS Allelix - Share Capital Matters".

Certain Restrictions

     NPS Allelix will not, without the approval of the registered holders of Exchangeable Shares (as provided for under section 10.2 of the Exchangeable Share Provisions and set forth below under the heading "Amendment and Approval"):

     (a) pay any dividends on the common shares of NPS Allelix, or any other shares ranking junior to the Exchangeable Shares, other than stock dividends payable in common shares of NPS Allelix or any such other shares ranking junior to the Exchangeable Shares, as the case may be;

     (b) redeem, purchase or make any capital distribution in respect of common shares of NPS Allelix or any other shares ranking junior to the Exchangeable Shares;

     (c) redeem or purchase any other shares of NPS Allelix ranking equally with the Exchangeable Shares with respect to the payment of dividends or on any liquidation distribution; or

     (d) except pursuant to and in accordance with the terms of the Allelix Options and the Allelix Warrants [and the Allelix Preferred Shares], issue any Exchangeable Shares or any other shares of NPS Allelix ranking equally with, or superior to, the Exchangeable Shares other than by way of stock dividends to the registered holders of such Exchangeable Shares.

     The restrictions in paragraphs (a), (b), (c) and (d) above will not apply at any time when the dividends on the outstanding Exchangeable Shares corresponding to dividends declared and paid on the NPS Common Shares have been declared and paid in full.

Amendment and Approval

     The rights, privileges, restrictions and conditions attaching to the Exchangeable Shares may be added to, changed or removed only with the approval of the registered holders thereof. Any such approval or any other approval or consent to be given by the registered holders of Exchangeable Shares will be deemed to have been sufficiently given if given in accordance with applicable Law subject to a minimum requirement that such approval or consent be evidenced by a resolution passed by not less than three-quarters of the votes cast on such resolution at a meeting of the registered holders of Exchangeable Shares duly called and held at which registered holders of at least 10 percent of the then outstanding Exchangeable Shares are present or represented by proxy. In the event that no such quorum is present at such meeting within one-half hour after the time appointed therefor, then the meeting will be adjourned to such place and time (not less than 5 days later) as may be designated by the Chairman of such meeting. At such adjourned meeting, the registered holders of Exchangeable Shares present or represented by proxy may transact the business for which the meeting was originally called and a resolution passed thereat by the affirmative vote of not less than three-quarters of the votes cast on such resolution will constitute the approval or consent of the registered holders of Exchangeable Shares.

Allelix Preferred Shares

     On October __, 1999 there were 1,000 Allelix Preferred Shares outstanding. Pursuant to the share conditions set out in Allelix's articles (the "Preferred Share Conditions"), the Allelix Preferred Shares automatically convert into fully paid non-assessable Allelix Common Shares on April 30, 2000. The Preferred Shares Conditions provide that each Allelix Preferred Share is convertible into that number of Allelix Common Shares equal to the number determined by dividing the stated value of each Allelix Preferred Share, U.S.$2,000, by the conversion price (the "Conversion Price") being equal to 80% of the arithematic average of the closing price of the Allelix Common Shares on the TSE for the 20 trading days on which the Allelix Common Shares were traded immediately preceding the conversion date, subject to a minimum Conversion Price of $3.36 and a maximum Conversion Price of U.S.$9.00. Pursuant to the Conversion Agreement J&J, the sole holder of the Allelix Preferred Shares, has agreed that each Allelix Preferred Share will convert on the Effective Date pursuant to the Plan of Arrangement into 284,269 NPS Common Shares, which number of NPS Common Shares was determined by first calculating the number of Allelix Common Shares into which the Allelix Preferred Shares would otherwise convert, based on a Conversion Price of $3.36 and an exchange rate of U.S.$1.00 = $1.4749 and multiplying the result by the Exchange Ratio. Accordingly, the Plan of Arrangement provides that (i) each Allelix Preferred Share will be changed into 877.9166 Allelix Common Shares following which (ii) each such Allelix Common Share will be exchanged for 0.3238 NPS Common Shares. As a result, J&J will receive 284,269 NPS Common Shares pursuant to the Plan of Arrangement in respect of the Allelix Preferred Shares.

     Pursuant to the Conversion Agreement J&J, the sole holder of the Allelix Preferred Shares, has appointed Allelix as the holder of its proxy to vote the Allelix Preferred Shares at the Allelix Meeting and any postponement or adjournment thereof in favour of the Continuance Resolution and the Arrangement Resolution. Allelix has agreed to vote the Allelix Preferred Shares in favour of the Continuance Resolution and the Arrangement Resolution.

Options

     On the Record Date, there were __ Allelix Options outstanding which, when vested, would be exercisable to acquire a total of __ Allelix Common Shares at prices between $2.30 to $22.45 with various expiry dates to July 15, 2009.

     Each holder of Allelix Options will be entitled, after the Effective Time and in accordance with the terms of the Allelix Options, upon the exercise of such options, to receive in lieu of the number of Allelix Common Shares to which such holder was theretofore entitled to receive upon such exercise, that aggregate number of Exchangeable Shares or NPS Common Shares, as applicable, that such holder would have been entitled to receive under the Plan of Arrangement if such holder had been the registered holder of that number of Allelix Common Shares that such holder was theretofore entitled to receive if all such holder's Allelix Options had been exercised immediately prior to the Effective Time.

     For information pertaining to the proposed reissuance of options to purchase Allelix Common Shares held by certain insiders of Allelix and the proposed variance of the exercise period of options held by certain directors of Allelix, see "General Proxy Information - Employee Stock Option Plan - Variation of Options"

Warrants

     On the Record Date, there were 829,108 Allelix Warrants outstanding which entitled the registered holders thereof to acquire a total of 829,108 Allelix Common Shares.

     Each holder of Allelix Warrants will be entitled, after the Effective Time and in accordance with the terms of the Allelix Warrants, upon the exercise of such warrants, to receive in lieu of the number of Allelix Common Shares to which such holder was theretofore entitled to receive upon such exercise, that aggregate number of Exchangeable Shares or NPS Common Shares, as applicable, that such holder would have been entitled to receive under the Plan of Arrangement if such holder had been the registered holder of that number of Allelix Common Shares that such holder was theretofore entitled to receive if all such holder's Allelix Warrants had been exercised immediately prior to the Effective Time.

Court Approval and Completion of the Arrangement

     An arrangement requires approval by the Court. Prior to the mailing of this Circular, Allelix obtained the Interim Order providing for the calling and holding of the Allelix Meeting and other procedural matters. A copy of the Interim Order is attached hereto as Appendix G. The Notice of Application for the Final Order is attached to this Circular as Appendix G.

     Subject to the approval of the Continuance and the Arrangement by the Allelix Shareholders at the Allelix Meeting, the hearing in respect of the Final Order is scheduled to take place on December __, 1999 at 10:00 a.m. (Toronto time) in the Court at 393 University Avenue, Toronto, Ontario. Any Allelix Shareholder who wishes to present evidence or argument at that hearing must file and deliver a notice of appearance, and all materials on which it relies, in accordance with the Rules of the Court and the provisions of the Interim Order. The Court will consider, among other things, the fairness and reasonableness of the Arrangement. The Court may approve the Arrangement in any manner the Court may direct, subject to compliance with such terms and conditions, if any, as the Court deems fit.

     Assuming the Final Order is granted and the other conditions to closing contained in the Arrangement Agreement are satisfied or waived, it is anticipated that the following will occur: the steps set forth in the Plan of Arrangement will be completed; Articles of Arrangement for Allelix will be filed with the Director under the OBCA to give effect to the Arrangement; the Voting and Exchange Trust Agreement and the Support Agreement will be executed and delivered; and the various other documents necessary to consummate the transactions contemplated under the Arrangement Agreement will be executed and delivered.

     Subject to the foregoing, it is expected that the Effective Time will occur as soon as practicable after the requisite Allelix Shareholder approval has been obtained.

Accounting Treatment

     NPS has informed Allelix that it will account for the Transaction as a purchase for financial reporting and accounting purposes, in accordance with U.S. GAAP. Under the purchase method of accounting, the total cost of the Transaction is allocated to the tangible and intangible assets acquired and liabilities assumed based upon their respective fair values at the Effective Date of the Transaction.

Stock Exchange Listing

Exchangeable Shares

     The TSE has been notified of the proposed Arrangement and has conditionally approved the listing of the Exchangeable Shares, subject to the satisfaction of customary requirements of the TSE. Allelix has been advised by NPS that it has no current intention to list the Exchangeable Shares on any other stock exchange in Canada or the United States.

NPS Common Shares

     The NPS Common Shares are traded on the NASDAQ Stock Market. An application will be made, as required, by NPS to the NASDAQ Stock Market to list the NPS Common Shares that are issued pursuant to the Arrangement and that are issuable from time to time in exchange for the Exchangeable Shares.

Resale of Exchangeable Shares and NPS Common Shares Received in the Arrangement.

United States

     The Exchangeable Shares and NPS Common Shares issued pursuant to the Arrangement will not be registered under the 1933 Act. Such shares will instead be issued in reliance upon the exemption provided by section 3(a)(10) of the 1933 Act. section 3(a)(10) exempts securities issued in exchange for one or more outstanding securities from the general requirement of registration where the terms and conditions of the issuance and exchange of such securities have been approved by any court, after a hearing upon the fairness of the terms and conditions of the issuance and exchange at which all Persons to whom such securities will be issued have the right to appear. The Court is authorized to conduct a hearing to determine the fairness of the terms and conditions of the Arrangement, including the proposed issuance of securities in exchange for other outstanding securities. The Court entered the Interim Order on November __, 1999 and, subject to the approval of the Arrangement by the Allelix Shareholders, a hearing on the fairness of the Arrangement will be held on December __, 1999 by the Court. See "The Arrangement - Court Approval and Completion of the Arrangement".

     The Exchangeable Shares and NPS Common Shares received in exchange for Allelix Common Shares in the Arrangement will be freely transferable under United States federal securities laws, except for Exchangeable Shares or NPS Common Shares held by persons who are deemed to be "affiliates" (as such term is defined under the 1933 Act) of Allelix prior to the Transaction. Exchangeable Shares or NPS Common Shares held by such "affiliates" may be resold by them only in transactions permitted by the resale provisions of Rule 145(d)(1), (2), or (3) promulgated under the 1933 Act or as otherwise permitted under the 1933 Act. Rule 145(d) provides a safe harbour for resales of securities received by certain persons in transactions such as the Arrangement. Rule 145(d)(1) generally provides that "affiliates" of Allelix may sell securities of NPS received in the Arrangement if such sale is effected pursuant to the volume, current public information and manner of sale limitations of Rule 144 promulgated under the 1933 Act, including Regulation S thereunder. These limitations generally require that any sales made by such an affiliate in any 3 month period shall not exceed the greater of 1 percent of the outstanding shares of the securities being sold or the average weekly trading volume over the 4 calendar weeks preceding the placement of the sell order and that such sales be made in unsolicited, open market "brokers transactions". Rules 145(d)(2) and (3) generally provide that the foregoing limitations lapse for non-NPS Affiliates after a period of 1 or 2 years, respectively, depending upon whether certain currently available information continues to be available with respect to NPS. Persons who may be deemed to be affiliates of an issuer generally include individuals or entities that control, are controlled by, or are under common control with, such issuer and may include certain officers and directors of such issuer as well as principal shareholders of such issuer. Under Rule 904 of Regulation S, persons who are not "affiliates" of NPS (or who are NPS Affiliates solely by virtue of holding a position as an officer or director of NPS) may sell Exchangeable Shares if no "directed selling efforts" (as defined in Rule 902 of Regulation S) are made by the seller or any of its affiliates or any person on their behalf, no offer is made to a person in the United States, and either (i) at the time the buy order is originated, the buyer is outside the United States, or the seller and any person acting on behalf of the seller reasonably believes the buyer is outside the United States, or (ii) the transaction is executed in, on or through the facilities of the TSE and neither the seller nor any person acting on behalf of the seller knows that the Transaction has been pre-arranged with a buyer in the United States. In the case of sales by a person who is an officer or director of NPS and is an affiliate of NPS solely by virtue of holding that position, no selling concession, fee or other remuneration may be paid in connection with the offer or sale other than the usual and customary broker's commission that would be received by a person executing the transaction as agent. Additional conditions apply to resales by persons who are NPS Affiliates other than by virtue of holding a position as an officer or director of NPS.

     NPS has agreed that the issuance of NPS Common Shares from time to time in exchange for the Exchangeable Shares will be registered under the 1933 Act prior to the Effective Time.

Canada

     NPS has advised Allelix that NPS has applied for rulings or orders of securities regulatory authorities in Canada to permit the issuance of the Exchangeable Shares and the NPS Common Shares that are issuable under the Arrangement, upon exchange of Exchangeable Shares and upon exercise of the Allelix Options and/or the Allelix Warrants. Application has also been made to permit resale of those shares in various jurisdictions without restriction by Persons other than a "control person", provided that no unusual effort is made to prepare the market for any such resale or to create a demand for the securities which are the subject of any such resale and no extraordinary commission or consideration is paid in respect thereof.

Ongoing Canadian Reporting Obligations

     Upon completion of the Arrangement, NPS Allelix will be a reporting issuer in all of the provinces of Canada. NPS has advised Allelix that applications have been made for certain exemptions from statutory financial and reporting requirements, including exempting insiders of NPS Allelix and Allelix from the requirements of filing reports with respect to trades of NPS Allelix securities, in all Canadian provinces on certain conditions, including that NPS files with the relevant securities regulatory authorities copies of all documents required to be filed by it with the SEC under the Exchange Act and that registered holders of Exchangeable Shares receive all disclosure materials that are sent to registered holders of NPS Common Shares resident in the United States, including the annual report of NPS and all proxy solicitation materials. If such exemptions are received, holders of Exchangeable Shares will receive annual and interim financial statements of NPS in lieu of of financial statements of NPS Allelix.

Future Issuances of Shares

          NPS Allelix's authorized capital consists of __ common shares and __ Exchangeable Shares. The Exchangeable Shares that are authorized may be issued, without approval of registered holders of Exchangeable Shares, at such time or times, to such Persons and for such consideration as NPS Allelix may determine, except as may otherwise be required by applicable Laws, regulations or stock exchange requirements and subject to all dividends on the outstanding Exchangeable Shares corresponding to dividends declared and paid on the outstanding NPS Common Shares having been declared and paid at the relevant times. The TSE, on which it is anticipated that the Exchangeable Shares will be listed, currently requires shareholder approval of the issuance of shares in certain circumstances.

Expenses

     The combined estimated fees, costs and expenses of Allelix and NPS in connection with the completion of the transactions contemplated by the Arrangement Agreement including, without limitation, financial advisory fees, filing fees, legal and accounting fees and printing and mailing costs are anticipated to be approximately U.S.$__. These expenses are referred to in Note __ to the NPS and Allelix Unaudited Pro Forma Condensed Combined Financial Statements included herein.

                THE ARRANGEMENT AGREEMENT AND RELATED AGREEMENTS

     The following paragraphs summarize, among other things, the material terms of the Arrangement Agreement.

Effective Date of the Arrangement

     After obtaining the Final Order and subject to the satisfaction or waiver of the conditions set forth in the Arrangement Agreement, the Arrangement shall become effective as of the date of the certificate of arrangement giving effect to the Arrangement, issued pursuant to subsection 183(2) of the OBCA.

Termination

     The Arrangement Agreement may be terminated:

     (a) by the delivery by one party to another of a written notice stating that a condition precedent for the benefit of the party initiating such notice has not been fulfilled or satisfied within the time contemplated by the Arrangement Agreement and that the Arrangement Agreement is accordingly terminated;

     (b) by NPS if the board of directors of Allelix has withdrawn or varied in a manner determined by NPS to be adverse to NPS, its approval of the Arrangement Agreement or the Arrangement or its unanimous recommendation to the Allelix Common Shareholders;

     (c) by Allelix if the board of directors of NPS has withdrawn its unanimous recommendation to the registered holders of the NPS Common Shares to vote in favour of the resolutions contemplated in the Arrangement Agreement to be considered at the NPS Meeting;

     (d) by Allelix in order to enter into a definitive written agreement with respect to a Superior Proposal, subject to compliance by Allelix with certain conditions;

     (e) by the mutual agreement of Allelix and NPS (without further action on the part of the registered holders of the Allelix Common Shares if terminated after the holding of the Allelix Meeting); or

     (f) by either NPS or Allelix if there has been passed any law or regulation that makes consummation of the transactions contemplated by the Arrangement Agreement illegal or otherwise prohibited or if any injunction, order or decree enjoining NPS or Allelix from consummation of the transactions contemplated by the Arrangement Agreement is entered into and such injunction, order or decree becomes final and non-appealable.

Termination Fees and Expenses

     Allelix is obligated to pay to NPS a fee of U.S.$2,000,000 if any of the following occur:

     (a) Allelix breaches its covenants or agreements in the Arrangement Agreement in any material respect;

     (b) NPS terminates the Arrangement Agreement because the board of directors of Allelix has withdrawn or varied in a manner determined by NPS to be adverse to NPS, its approval of the Arrangement Agreement or the Arrangement or its unanimous recommendation to the Allelix Shareholders unless the board of directors of Allelix has done so because of a Material Adverse Change affecting NPS, and such change is not attributable to a Material Adverse Change affecting Allelix;

     (c) Allelix terminates the Arrangement Agreement to enter into a definitive written agreement with respect to a Superior Proposal, subject to compliance by Allelix with certain conditions; or

     (d) an Acquisition Proposal is announced (in this instance, the reference to 10 percent of the Allelix Common Shares in the definition of Acquisition Proposal shall be deemed to be a reference to 20 percent of the Allelix Common Shares) and is not withdrawn more than two business days prior to the date of the Allelix Meeting , the registered holders of the Allelix Common Shares do not approve the Arrangement at the Allelix Meeting, and a significant transaction involving the acquisition of a material portion of the assets of Allelix or one or more of its subsidiaries or Allelix Common Shares so as to hold not less than 20 percent or more of the Allelix Common Shares outstanding is completed with the Person who made the Acquisition Proposal or an Affiliate of such Person within the twelve months following the date of the Allelix Meeting.

     NPS is obligated to pay to Allelix a fee of U.S.$1,000,000 in the event that NPS breaches a covenant or agreement on its part in the Arrangement Agreement in any material respect, or the registered holders of the NPS Common Shares do not approve the matters relating to the Arrangement considered at the NPS Meeting except following a Material Adverse Change affecting Allelix. The fee shall be increased to U.S.$2,000,000 in the event that the board of directors of NPS withdraws or varies its unanimous recommendation to the registered holders of NPS Common Shares in a manner determined by Allelix to be adverse to Allelix, otherwise than because of a Material Adverse Change affecting Allelix.

Conditions to Closing

Mutual Conditions Precedent

     The Arrangement Agreement provides that the respective obligations of each party to complete the Transaction are subject to the satisfaction, on or before the Effective Date or at such other time specified below, of the following conditions precedent:

     (a) the Interim Order shall have been granted in form and substance satisfactory to Allelix and NPS, acting reasonably, on or before November 12, 1999 and shall not have been set aside or modified in a manner unacceptable to such parties on appeal or otherwise;

     (b) the Arrangement Resolution shall have been duly approved by the required majority, with or without amendment, in accordance with the Interim Order, on or before January 20, 2000;

     (c) each of the resolutions relating to the Arrangement considered at the NPS Meeting shall have been duly approved by the required majority without amendment on or before January 20, 2000;

     (d) Allelix shall have obtained articles of continuance from the OBCA Director in form and substance satisfactory to Allelix and NPS, acting reasonably;

     (e) the Final Order shall have been granted in form and substance satisfactory to Allelix and NPS, acting reasonably, on or before January

          31, 2000, and shall not have been set aside or modified in a manner unacceptable to such parties on appeal or otherwise;

     (f) the Articles of Arrangement relating to the Arrangement shall be in form and substance satisfactory to Allelix and NPS, acting reasonably;

     (g)  the Effective Date shall be on or before January 31, 2000;

     (h) (i) no act, action, suit or proceeding shall have been taken or be outstanding before or by any domestic or foreign court or tribunal or governmental agency or other regulatory authority or administrative agency or commission by any elected or appointed public official or private person (including, without limitation, any individual, corporation, firm, group or other entity) in Canada or elsewhere, whether or not having the force of law, and (ii) no law, regulation or policy shall have been proposed, enacted, promulgated or applied which, in either case, has effect, or may have effect, to cease trade, enjoin, or prohibit the acquisition by NPS of the Allelix Common Shares, or the right of NPS to own or exercise full rights of ownership of the Allelix Common Shares, or the issuance, pursuant to the Arrangement, of NPS Common Shares and Exchangeable Shares to the Allelix Common Shareholders;

     (i) there shall not exist any prohibition at law against NPS or Allelix and Allelix Common Shareholders consummating the Arrangement;

     (j) Allelix and NPS shall have obtained the consents, approvals and authorizations referred to in section 3.18 of the Arrangement Agreement and such other material consents, approvals and authorizations (if any), regulatory or otherwise, required or necessary in connection with the transactions contemplated therein on terms and conditions satisfactory to each of them, acting reasonably;

     (k) the Exchangeable Shares issuable pursuant to the Arrangement shall have been conditionally approved for listing on the TSE subject to the filing of the usual and customary documentation;

     (l) any required orders from applicable securities authorities authorizing the issue of the Exchangeable Shares shall have been obtained on terms satisfactory to NPS and Allelix, both acting reasonably;

     (m) there shall not have occurred any actual or threatened change (including a proposal by the Minister of Finance of Canada to amend the ITA or any announcement, governmental or regulatory initiative, condition, event or development involving a change or a prospective change) that, in the judgment of NPS, acting reasonably, directly or indirectly, has or may have a Material Adverse Effect with respect to consummating the proposed transaction; and

     (n) registered holders of not more than 10 percent of Allelix's Common Shares shall have exercised Dissent Rights.

     The foregoing conditions are for the mutual benefit of Allelix and NPS and may be waived, in whole or in part, by each of Allelix and NPS acting individually for its own interest at any time. If any of the above conditions precedent shall not be complied with or waived as aforesaid on or before the date required for the performance thereof, either Allelix or NPS may, in addition to the other remedies it may have at law or in equity, rescind and terminate the Arrangement Agreement by written notice to the other party.

Conditions Precedent for the Benefit of Allelix

     The Arrangement Agreement provides that the obligation of Allelix to complete the Transaction is subject to the satisfaction or waiver, where permissible, of a number of additional conditions, including the following:

     (a) the representations and warranties made by NPS in the Arrangement Agreement shall be true as of the Effective Date as if made on and as of such date and NPS shall have provided to Allelix the certificate of one senior officer of NPS certifying such accuracy on the Effective Date (and Allelix shall have no knowledge to the contrary);

     (b) NPS shall have provided Allelix with opinions of NPS' counsel (which, except for the opinion referred to in section 7.2(1)(b)(viii) of the Arrangement Agreement, may be the opinion of NPS' Vice President, Corporate Development and Legal Affairs) in form and substance satisfactory to Allelix, acting reasonably, dated the Effective Date (or such other date as Allelix and NPS may agree) and addressed to Allelix and Allelix's Counsel to the effect that:

          (i) NPS is duly incorporated and validly existing under the laws of the jurisdiction of its incorporation and has the corporate power and authority to carry on any business now conducted by it;

          (ii) NPS has full corporate power and authority to enter into the Arrangement Agreement and to perform its obligations thereunder;

          (iii) all necessary proceedings, corporate, regulatory or otherwise, of NPS have been taken to fully, validly and effectively authorize the Arrangement Agreement and the transactions contemplated therein including the Arrangement, the performance by NPS of its obligations thereunder, and the execution and delivery by NPS of the Arrangement Agreement and all documents delivered pursuant thereto;

          (iv) each NPS Common Share to be issued under the Arrangement will be authorized and reserved for issuance and, when so issued, will be validly issued and outstanding as a fully paid and non-assessable share in the capital of NPS;

          (v) the NPS Common Shares to be issued on exchange of an Exchangeable Share shall be immediately tradable upon the NASDAQ Stock Market;

          (vi) the execution and delivery by NPS of the Arrangement Agreement and all documents delivered pursuant thereto, the performance by NPS of its obligations thereunder and the consummation of the transactions contemplated therein will not result in the breach of or violate any term or provision of the articles or by-laws of NPS;

          (vii) the Arrangement Agreement has been duly executed and delivered by NPS and all agreements delivered pursuant to the terms thereof are valid and binding obligations of NPS enforceable against it in accordance with their respective terms, subject to enforceability being limited by applicable bankruptcy, insolvency, reorganization and other laws affecting creditors' rights generally and the discretionary nature of certain remedies (including specific performance and injunctive relief) and subject to the effectiveness of clauses providing rights of indemnity or exculpating a party or persons from a liability or a duty otherwise owed which may be limited by law; and

          (viii) the issuance of NPS Common Shares on exchange of an Exchangeable Share is exempt from the prospectus and registration requirements of the applicable securities laws in each applicable province and no filing, proceeding, consent or approval is required under such applicable Law in connection with the issuance of such NPS Common Shares and that the NPS Common Shares acquired on exchange of an Exchangeable Share will not be subject to restrictions on their resale in such provinces, other than trades from a control block and excluding any outstanding escrow agreements, and in giving such opinion, NPS Counsel may rely in respect of matters of fact, upon certificates of senior officers of NPS or any other appropriate persons, and in respect of matters governed by the laws of any jurisdiction other than Delaware and Utah, NPS Counsel may deliver the opinion of local counsel in such other jurisdiction;

     (c) the appointment of three Allelix directors, to be jointly designated by NPS and Allelix, acting reasonably, to the board of directors of NPS;

     (d) NPS shall have complied with its covenants in the Arrangement Agreement and shall have provided to Allelix the certificate of a senior officer of NPS certifying that NPS has complied with its respective covenants therein and Allelix shall have no knowledge to the contrary;

     (e) between the date of the most recent public disclosure by NPS and the Effective Date, there shall not have occurred any Material Adverse Change with respect to NPS that is not attributable to a Material Adverse Change with respect to Allelix;

     (f) NPS, NPS Holdings and NPS Allelix shall have entered into the Support Agreement; and

     (g) NPS, NPS Allelix and a trust company acceptable to NPS and Allelix, acting reasonably, shall have entered into the Voting and Exchange Trust Agreement.

     The foregoing conditions precedent are for the benefit of Allelix and may be waived, in whole or in part, by Allelix in writing at any time. If any of the conditions shall not be complied with or waived by Allelix on or before the date required for their performance then Allelix may, in addition to the other remedies it may have at law or equity, rescind and terminate the Arrangement Agreement by written notice to NPS.

Conditions Precedent for the Benefit of NPS

     The Arrangement Agreement provides that the obligation of NPS to complete the Transaction is subject to the satisfaction or waiver, where permissible, of a number of additional conditions, including the following:

     (a) the representations and warranties made by Allelix in the Arrangement Agreement shall be true as of the Effective Date as if made on and as of such date and Allelix shall have provided to NPS a certificate of the Chairman of the Board of Allelix and the Chief Executive Officer (or such other officer of Allelix that may be acceptable to NPS, acting reasonably) certifying such accuracy on the Effective Date (and NPS shall have no knowledge to the contrary);

     (b) Allelix shall have provided NPS with an opinion of Allelix Counsel in form and substance satisfactory to NPS, acting reasonably dated the Effective Date (or such other date as Allelix and NPS may agree) and addressed to NPS and NPS Counsel to the effect that:

          (i) Allelix and each of its material Subsidiaries are duly incorporated, amalgamated, continued or formed and existing under the laws of the jurisdiction of their respective incorporation or formation, as the case may be, and each has the power and authority to carry on any business now conducted by it;

          (ii) Allelix has full corporate power and authority to enter into the Arrangement Agreement and to perform its obligations thereunder;

          (iii) all necessary proceedings, corporate, regulatory or otherwise, of Allelix have been taken to fully, validly and effectively authorize the Arrangement Agreement and the transactions contemplated therein including the Arrangement, the performance by Allelix of its obligations thereunder, and the execution and delivery by Allelix of the Arrangement Agreement and all documents delivered pursuant thereto;

          (iv) the execution and delivery by Allelix of the Arrangement Agreement and all agreements delivered pursuant thereto, the performance by Allelix of its obligations thereunder and the consummation of the transactions contemplated therein will not result in the breach of or violate any term or provision of the articles or by-laws of Allelix; and

          (v) the Arrangement Agreement has been duly executed and delivered by Allelix and all agreements delivered pursuant to the terms thereof are valid and binding obligations of Allelix enforceable against it in accordance with their respective terms, subject to enforceability being limited by applicable bankruptcy, insolvency, reorganization and other laws affecting creditors' rights generally and the discretionary nature of certain remedies (including specific performance and injunctive relief) and subject to the effectiveness of clauses providing rights of indemnity or exculpating a party or persons from a liability or a duty otherwise owed which may be limited by law;

and in giving such opinion, Allelix Counsel may rely, in respect of matters of fact, upon certificates of senior officers of Allelix or any other appropriate persons; and in respect of matters governed by the laws of any jurisdiction other than Ontario, Quebec, Alberta, British Columbia or the laws of Canada applicable therein, Allelix Counsel may deliver the opinion of local counsel in such other jurisdiction;

     (c) Allelix shall have complied, in all material respects, with its covenants in the Arrangement Agreement and Allelix shall have provided to NPS a certificate of the Chairman of the Board of Allelix and the Chief Executive Officer (or such other officer of Allelix that may be acceptable to NPS, acting reasonably) certifying that Allelix has complied with its covenants therein and NPS shall have no knowledge to the contrary;

     (d) the Interim Order, the Final Order and any required orders from the applicable securities regulatory authorities authorizing the issuance of the Exchangeable Shares shall have been obtained on terms satisfactory to NPS, acting reasonably;

     (e) between the date of the most recent public disclosure by Allelix, and the Effective Date, there shall not have occurred any Material Adverse Change with respect to Allelix; and

     (f) the directors of Allelix and its Subsidiaries shall have tendered their resignations to be effective on the Effective Date.

     The foregoing conditions precedent are for the benefit of NPS and may be waived in whole or in part by NPS in writing at any time. If any of the above conditions shall not be complied with or waived by NPS on or before the date required for the performance thereof, NPS may, in addition to the other remedies it may have at law or equity, rescind and terminate the Arrangement Agreement by written notice to Allelix.

General Covenants

Mutual Covenants

     Each of Allelix and NPS has covenanted pursuant to the Arrangement Agreement, among other things, that, until the Effective Date or the date upon which the Arrangement Agreement is terminated, whichever is earlier, unless the other party otherwise agrees, it will:

     (a) use all reasonable commercial efforts to satisfy the conditions precedent to its respective obligations set out in the Arrangement Agreement and to do all other things necessary, proper or advisable under applicable Law to complete the Arrangement, including using all reasonable commercial efforts to obtain all necessary waivers, consents, approvals and authorizations required to be obtained from other parties under loan agreements, leases and other contracts or otherwise under applicable Law and to effect all necessary registrations and filings and submissions of information requested by governmental authorities required to be effected by it in connection with the Arrangement;

     (b) make available and cause to be made available to the other party, its agents and advisors, all documents and agreements in any way relating to or affecting its business, financial condition, operations, prospects, properties, assets or affairs, except where it is contractually precluded from making such document or agreement available in which case it shall co-operate with the other party in securing access to any such documentation not in its possession or under its control;

     (c) not take any action, refrain from taking any action or permit any action to be taken or not taken, inconsistent with the Arrangement Agreement or which might, directly or indirectly, interfere with or adversely affect the consummation of the Arrangement; and

     (d) not, during the period commencing on the date of the Arrangement Agreement and ending on the earlier of the Effective Date of the Arrangement and the second anniversary of the termination of the Arrangement Agreement, directly or indirectly solicit, induce, recruit or encourage any of the other party's employees to terminate their employment with the other party or attempt to solicit, induce or recruit employees of the other party.

Covenants of Allelix

     Allelix has covenanted and agreed pursuant to the Arrangement Agreement that, until the Effective Date or the date on which the Arrangement Agreement is terminated, whichever is earlier, it will, among other things:

     (a) in a timely and expeditious manner and as soon as reasonably practicable, carry out the terms of the Interim Order; convene the Allelix Meeting; solicit proxies to be voted at the Allelix Meeting in favour of the Arrangement; provide notice to NPS of the Allelix Meeting and allow NPS' representatives to attend the Allelix Meeting;

          and conduct the Allelix Meeting in accordance with the Interim Order, the by-laws of Allelix and any instrument governing such meeting;

     (b) subject to the approval of the Arrangement at the Allelix Meeting in accordance with the provisions of the Interim Order, file, proceed with and prosecute an application for the Final Order;

     (c) subject to approval of the Continuance Resolution at the Allelix Meeting, file articles of continuance with the OBCA Director;

     (d) forthwith carry out the terms of the Final Order and, subject to the receipt of the Final Order, will file the Articles of Arrangement and the Final Order with the OBCA Director in order for the Arrangement to become effective on or before January 31, 2000;

     (e) except with the prior written consent of NPS, not to incur significant new capital expenditures above specified levels;

     (f) except with the prior written consent of NPS, not to incur any indebtedness for borrowed money; and

     (g) except with the prior written consent of NPS, not to enter into or agree to enter into any licence agreement, collaboration and/or development agreement or any other agreement to sell, convey, transfer, assign or encumber any of its right, title or interest in any of its research, pre-clinical or clinical development programs.

Covenants of NPS

     NPS has covenanted and agreed pursuant to the Arrangement Agreement that, until the Effective Date or the date on which the Arrangement Agreement is terminated, whichever is earlier, it will, among other things:

     (a) not issue NPS Common Shares at a price which is less than the then current market price on their date of issue, less 10 percent, except upon the exercise of NPS options;

     (b) allow Allelix and its counsel to participate fully in the preparation of the notice of meeting and management proxy circular of NPS prepared in connection with the NPS Meeting;

     (c) in a timely and expeditious manner and as soon as practicable but in any event not later than January 15, 2000, convene the NPS Meeting;

     (d) solicit proxies to be voted at the NPS Meeting in favour of the matters to be considered thereat;

     (e) provide notice to Allelix of the NPS Meeting and allow Allelix's representatives to attend the NPS Meeting;

     (f) to the extent within its power, forthwith carry out the terms of the Interim Order and the Final Order;

     (g) appoint on the Effective Date of the Arrangement (i) three Allelix directors to the board of NPS mutually acceptable to Allelix and NPS, acting reasonably; and (ii) the individuals holding the positions of Senior Vice-President and Chief Financial Officer and Senior Vice-President, Operations of Allelix as officers of NPS;

     (h) except with the prior written consent of Allelix, not acquire or agree to acquire (by acquisition of securities or assets or otherwise) any corporation, partnership or other business organization or division or any assets or properties for consideration of more than U.S.$4,000,000 in total; and

     (i) except with the prior written consent of Allelix, cause it and its Subsidiaries to use all reasonable efforts to preserve intact their present business, licenses and permits and will not, nor will it permit its Subsidiaries to enter into any transaction out of the ordinary course of business if the total obligations and commitments of NPS and its Subsidiaries thereunder would exceed U.S.$4,000,000.

Covenants of Allelix Regarding Non-Solicitation

     Pursuant to the Arrangement Agreement, without the prior written consent of NPS, from and after the date of the Arrangement Agreement, Allelix and its Subsidiaries have covenanted that they will not, and will not authorize or permit any of their Representatives to, directly or indirectly, solicit, initiate or encourage (including by way of furnishing information) or take any other action to facilitate any enquiries or the making of any proposal which constitutes or may reasonably be expected to lead to an Acquisition Proposal from any Person, or engage in any discussions or negotiations relating thereto or accept any Acquisition Proposal.

     Notwithstanding the foregoing however, Allelix may at any time prior to the time the Allelix Shareholders shall have voted to approve the Arrangement and the other transactions contemplated thereby, engage in discussions or negotiations with a third party who (without any solicitation, initiation, or encouragement, directly or indirectly, by Allelix, any of its Subsidiaries or Representatives after the date of the Arrangement Agreement) seeks to initiate such discussions or negotiations and may furnish such third party information concerning Allelix and its business, properties and assets if and only to the extent that:

     (a) the third party has made a Superior Proposal and Allelix's board of directors has concluded in good faith, after considering the applicable Law and receiving the advice of outside counsel to this effect in writing or recorded in the minutes, that such action is necessary for the board of directors to act in a manner consistent with its fiduciary duties under applicable Law; and

     (b) prior to furnishing such information to or entering into discussions or negotiations with such person or entity, Allelix provides prompt notice to NPS to the effect that it is furnishing information to or entering into discussions or negotiations with such person or entity and receives from such person or entity an executed confidentiality and restricted use agreement in reasonably customary form.

     Pursuant to the Arrangement Agreement, Allelix is obligated to notify NPS orally and in writing of any enquiries, offers or proposals with respect to an Acquisition Proposal (including without limitation terms and conditions of any such proposal, the identity of the person making it and all other information reasonably requested by NPS) within 12 hours of the receipt thereof, shall answer NPS' questions with respect to such enquiries, offers or proposals and shall give NPS five days advance notice of any agreement to be entered into with, or information to be supplied to, any person making such enquiry, offer or proposal.

     Allelix has covenanted that it will not enter into any agreement regarding a Superior Proposal (the "Proposed Agreement") without providing NPS with an opportunity to amend the Arrangement Agreement to provide for a value per Allelix Common Share at least equal to that included in the Proposed Agreement (as determined in good faith by the board of directors of Allelix after receiving the advice of its financial advisors to this effect in writing or recorded in the minutes). In particular, Allelix has covenanted to provide NPS with a copy of any Proposed Agreement as executed by the party making the proposal at least 72 hours prior to its proposed execution by Allelix. In the event that NPS decides to amend the Arrangement Agreement as provided above, Allelix has covenanted that it will not enter into the Proposed Agreement.

Covenants of NPS Regarding No Shop

     Without the prior written consent of Allelix, from and after the date of the Arrangement Agreement, NPS and its Subsidiaries will not, and will not authorize or permit any of their Representatives to, directly or indirectly, solicit, initiate or encourage or take any other action to facilitate any enquiries or the making of a proposal which constitutes or may be reasonably expected to lead to a NPS Acquisition Proposal (as defined below) from any Person engaged in any discussions or negotiations relating thereto or accept any Acquisition Proposal. "NPS Acquisition Proposal" is defined in the Arrangement Agreement to be a written proposal or offer by any person to acquire not less than 20 percent of the NPS Common Shares (other than NPS Common Shares issuable on the exercise of outstanding options or warrants of NPS) by business combination, sale of issued or treasury shares or tender or exchange offer or similar transaction, including, without limitation, any single or multi-step transaction or series of related transactions which is structured to permit a Person to acquire such NPS Common Shares. However, NPS may engage in discussions or negotiations at any time with a third party who seeks to initiate such discussions and may furnish such third party with information concerning NPS if the board of directors of NPS has concluded, in good faith, after considering applicable Law and receiving the advice of counsel, that such action is necessary for the board to act in a manner consistent with its fiduciary duties.

Representations and Warranties

Mutual Representations and Warranties

     The Arrangement Agreement contains a number of mutual representations and warranties of Allelix and NPS, relating to, among other things: (i) the corporate existence, organization and qualification of each of Allelix and NPS;
(ii) authorization, execution, delivery and enforceability of the Arrangement Agreement; (iii) the absence of any violations, conflicts, breaches, defaults, rights, encumbrances, suspensions, revocations or lack of consents, approvals or notices which would have a Material Adverse Effect on the party giving the representation and warranty; (iv) the absence of any outstanding actions, suits, proceedings or investigations, either commenced, contemplated or threatened against either of Allelix or NPS, including their respective subsidiaries, which could reasonably be expected to have a Material Adverse Effect on the party giving the representation and warranty; (v) the financial statements of the party giving the representation and warranty; (vi) minute books and records;
(vii) the filing of tax returns and the payment of taxes; (viii) the maintenance of insurance; (ix) environmental matters; (x) employment agreements and labour matters; (xi) the obtaining by Allelix and NPS of various consents and approvals except where the failure to obtain such consent or approval would not constitute a Material Adverse Effect to the party giving the representation and warranty; and (xii) intellectual property rights.

Representations and Warranties of Allelix

     The Arrangement Agreement contains a number of additional representations and warranties of Allelix relating to, among other things: (i) the capitalization of Allelix; (ii) the status of Allelix as a reporting issuer under the securities laws of each province of Canada and the listing of all issued and outstanding Allelix Common Shares on the TSE; (iii) the truth and correctness of the material provided by Allelix for inclusion in the information circular of NPS; and (iv) the 1999 audited financial statements of Allelix. Allelix has also represented and warranted that the board of directors of Allelix has: i) unanimously determined that the Arrangement is fair to the Allelix Common Shareholders and that the Arrangement is in the best interests of Allelix and the Allelix Common Shareholders; ii) approved the Arrangement and the entering into and execution of the Arrangement Agreement; and iii) resolved to recommend that the registered holders of the Allelix Common Shares vote in favour of the Arrangement.

Representations and Warranties of NPS

     The Arrangement Agreement contains a number of additional representations and warranties of NPS relating to, among other things, (i) the capitalization of NPS; (ii) the status of NPS as a reporting company under the Exchange Act; and
(iii) the truth and correctness of the material provided by NPS for inclusion in this Circular. NPS has also represented and warranted that the board of directors of NPS has unanimously approved the Arrangement Agreement and has determined to recommend that the registered holders of the NPS Common Shares vote in favour of the matters contemplated by the Arrangement Agreement to be voted on at the NPS Meeting.

Confidentiality

     Each of Allelix and NPS acknowledged and agreed pursuant to the Arrangement Agreement that it will not use Confidential Information for any purpose whatsoever other than for purposes specifically relating to evaluation of the proposed transaction, and that any Confidential Information provided to a party to the Arrangement Agreement (the "receiving party") in written form shall be returned to the party supplying the same (the "supplier") forthwith upon the Arrangement Agreement being terminated. Each of Allelix and NPS further agreed pursuant to the Arrangement Agreement that no written materials, reproductions, extracts, typed or hand written notes or memorandums made from, or relating in any way to, the Confidential Information shall be retained by such parties after the termination of the Arrangement Agreement and, upon any such occurrence, all such materials, extracts, notes and memorandums shall be destroyed unless returned to the supplier, and the receiving party shall, upon the request of the supplier, provide a statutory declaration as to that fact, from an officer.

     Pursuant to the Arrangement Agreement, each of Allelix and NPS further undertook and agreed with the supplier that such receiving party shall keep such Confidential Information in strict confidence, and shall not disclose any such Confidential Information to any third party or parties whatsoever except in strict accordance with the Arrangement Agreement. Disclosure of the Confidential Information may be made by or on behalf of the receiving party to its employees and professional advisors who have a need to know such Confidential Information for purposes of considering the making of a bona fide evaluation of the proposed transaction, provided that all such persons agree to keep such information confidential and to be bound by the Arrangement Agreement to the same extent as if they were parties thereto. Disclosure of the Confidential Information may be made by or on behalf of the receiving party, or any other party to whom disclosure has been made in accordance therewith, if required by law, provided however, that upon receipt of any such request or order for such disclosure, the receiving party or such other party to whom the request for disclosure is made, shall notify the supplier that a request has been made for disclosure in order that the supplier may seek any appropriate protective order or waive compliance by the receiving party with the provision of the Arrangement Agreement.

     The restrictions on the use and disclosure of the Confidential Information set forth in the Arrangement Agreement shall not apply if:

     (a) the Confidential Information is or becomes publicly available other than through a breach of the Arrangement Agreement by either party to whom disclosure is made;

     (b) the Confidential Information is subsequently lawfully obtained without a secrecy obligation from a third party or parties not in a contractual or fiduciary relationship with any member of the party receiving the Confidential Information (the "receiving party"), other than through a breach of the Arrangement Agreement, provided that written supporting documentation confirming the lawful authority of such third party or parties to disclose the Confidential Information is provided to the supplier;

     (c) the Confidential Information was known by the receiving party or other parties prior to the time at which disclosure of such Confidential Information was made to the receiving party or such other parties in accordance with the Arrangement Agreement, provided that written supporting documentation confirming that fact is provided to the supplier; or

     (d) the written consent of the supplier is given prior to any such use or disclosure being made.

     Each of Allelix and NPS agreed pursuant to the Arrangement Agreement that it would be difficult to measure the damage to the other party resulting from the breach of such party's obligations under such confidentiality provisions, that injury to the other party from any such breach would be impossible to calculate, and that monetary damages would therefore be an inadequate remedy; accordingly, each party agreed that the other party shall be entitled, in addition to all other remedies it might have, to injunctions or other appropriate orders to restrain any such breach without showing or providing any actual damage or posting any bond or other security in connection with such remedy.

Standstill

     Each of Allelix and NPS has agreed pursuant to the Arrangement Agreement that neither it nor an Affiliate will, prior to June 27, 2000, without the prior written consent of the other party, among other things:

     (a) acquire, offer or agree to acquire, directly or indirectly, by purchase or otherwise, individually or in concert with any other person, any voting securities or securities convertible into or exchangeable for voting securities, of the other party;

     (b) directly or indirectly make, or in any way participate in, any solicitation of proxies to vote, or seek to advise or influence any other person with respect to the voting of any voting securities of the other party; or

     (c) act alone or in concert with others to seek to control the management, directors or corporate policies of the other party.

     The above restrictions will not apply in the event an offer is made (and not withdrawn at the time the conduct described above has commenced) to acquire beneficial ownership of all or a material portion of the assets of the other party or one or more of its Subsidiaries or not less than 20 percent of the issued and outstanding common shares of the other party pursuant to a transaction to be considered at a meeting of security holders requisitioned by a security holder of such other party or pursuant to a take-over bid, tender offer, or similar transaction involving the other party.

Access

     Allelix has covenanted pursuant to the Arrangement Agreement that NPS will be entitled, on reasonable notice to Allelix, to access Allelix's premises and will be entitled to meet with Allelix's shareholders, creditors, licensors, licensees and employees. Allelix and its Subsidiaries must keep NPS fully informed as to its and its Subsidiaries' business and affairs and as to the decisions required with respect to the most advantageous methods of operating and producing from its and its Subsidiaries' assets.

Amendment

     The Arrangement Agreement may, at any time and from time to time before or after the holding of the Allelix Meeting, be amended by written agreement of the parties thereto without further notice to or authorization on the part of their respective shareholders, and any such amendment may, without limitation:

     (a) change the time for performance of any of the obligations or acts of the parties thereto;

     (b) waive any inaccuracies or modify any representation contained therein or in any document delivered pursuant hereto;

     (c) waive compliance with or modify any of the covenants therein contained and waive or modify performance of any of the obligations of the parties thereto; and

     (d) waive compliance with or modify any conditions precedent therein contained;

provided that, notwithstanding the foregoing, the number of Exchangeable Shares which the Allelix Common Shareholders shall have the right to receive on the Arrangement may not be reduced without the approval of the registered holders of the Allelix Common Shares given in the same manner as required for the approval of the Arrangement or as may be ordered by the Court.

Support Agreement

     Pursuant to the Support Agreement, a copy of which is attached to this Circular as Appendix E, NPS will make the following covenants for so long as any Exchangeable Shares (other than Exchangeable Shares owned by NPS or its Affiliates) remain outstanding:

     (a) NPS will not declare or pay dividends on the NPS Common Shares unless NPS Allelix is able to declare and pay and simultaneously declares or pays, as the case may be, an equivalent dividend on the Exchangeable Shares;

     (b) NPS will advise NPS Allelix in advance of the declaration of any dividend on the NPS Common Shares and ensure that the declaration date, record date and payment date for dividends on the Exchangeable Shares are the same as that for the corresponding dividend on the NPS Common Shares;

     (c) NPS will ensure that the record date for any dividend declared on the NPS Common Shares is not less than ten business days after the declaration date of such dividend;

     (d) NPS will take all actions and do all things reasonably necessary or desirable to enable and permit NPS Allelix, in accordance with applicable Law, to pay to the registered holders of Exchangeable Shares the applicable NPS Allelix Liquidation Amount, the Retraction Price or the Redemption Price in the event of a liquidation, dissolution or winding-up of NPS Allelix, a Retraction Request by a holder of Exchangeable Shares or a redemption of Exchangeable Shares by NPS Allelix; and

     (e) NPS will take all actions and do all things reasonably necessary or desirable to enable and permit NPS Holdings, in accordance with applicable Law, to perform its obligations arising upon the exercise by it of the Liquidation Call Right, the Retraction Call Right or the Redemption Call Right, including without limitation all such actions and all such things as are necessary or desirable to enable and permit NPS Holdings to cause to be delivered NPS Common Shares to the registered holders of Exchangeable Shares in accordance with the provisions of the Liquidation Call Right, the Retraction Call Right or the Redemption Call Right, as the case may be.

     The Support Agreement and the Exchangeable Share Provisions provide that, without the prior approval of NPS Allelix and the registered holders of Exchangeable Shares as set forth above under "The Arrangement - Transaction Mechanics and Description of Exchangeable Shares - Amendment and Approval", NPS will not issue or distribute additional NPS Common Shares, securities exchangeable for or convertible into or carrying rights to acquire NPS Common Shares or rights to subscribe therefor or other assets to all or substantially all registered holders of NPS Common Shares, nor change the NPS Common Shares, unless the same or an economically equivalent distribution on, or change to, the Exchangeable Shares (or in the rights of the registered holders thereof) is made simultaneously. The board of directors of NPS Allelix is exclusively empowered to determine in good faith and in its sole discretion whether any corresponding distribution on or change to the Exchangeable Shares is the same as or economically equivalent to any proposed distribution on or change to the NPS Common Shares. In the event of any proposed tender offer, share exchange offer, issuer bid, take-over bid or similar transaction with respect to the NPS Common Shares which is recommended, approved or consented to by the board of directors of NPS and in connection with which the Exchangeable Shares are not redeemed by NPS Allelix or purchased by NPS Holdings pursuant to the Redemption Call Right, NPS will use reasonable efforts to take all actions necessary or desirable to enable registered holders of Exchangeable Shares to participate in such transaction to the same extent and on an economically equivalent basis as the registered holders of NPS Common Shares.

     NPS Allelix is required to notify NPS and NPS Holdings of the occurrence of certain events, such as the liquidation, dissolution or winding-up of NPS Allelix, and NPS Allelix's receipt of a Retraction Request from a holder of Exchangeable Shares.

     Under the Support Agreement, NPS has agreed not to exercise any voting rights attached to the Exchangeable Shares owned by it or any of its Affiliates on any matter considered at meetings of registered holders of Exchangeable Shares. NPS has also agreed to use its reasonable efforts to enable NPS Allelix to maintain a listing for the Exchangeable Shares on a Canadian stock exchange.

     With the exception of administrative changes for the purpose of adding covenants for the protection of the registered holders of Exchangeable Shares, making certain necessary amendments or curing ambiguities or clerical errors (in each case provided that the board of directors of each of NPS, NPS Allelix and NPS Holdings are of the opinion that such amendments are not prejudicial to the rights or interests of the registered holders of Exchangeable Shares), the Support Agreement may not be amended without the approval of the registered holders of Exchangeable Shares as set forth above under "The Arrangement - Transaction Mechanics and Description of Exchangeable Shares - Amendment and Approval".

                           INVESTMENT CONSIDERATIONS

     The following investment considerations should be considered by Allelix Shareholders in evaluating whether to approve the Arrangement. These investment considerations should be considered in conjunction with the other information included in this Circular.

U.S. Federal Income Tax Consequences to Allelix Common Shareholders

U.S. Holders

     The exchange by a U.S. Holder of Allelix Common Shares for NPS Common Shares will be a taxable event for United States federal income tax purposes.

Non-U.S. Holders

     No statutory, judicial or administrative authority exists that directly addresses certain of the United States federal income tax consequences of the issuance and ownership of instruments and rights comparable to the Exchangeable

Shares, the Ancillary Rights and the Call Rights. Consequently, the United States federal income tax consequences of the issuance and ownership of the Exchangeable Shares are uncertain.

     NPS and NPS Allelix have advised Allelix that, based on the fact that the Exchangeable Shares will be issued by NPS Allelix, a Canadian corporation, and dividends on the Exchangeable Shares will be paid from the cash flow and earnings generated by NPS Allelix and its Subsidiaries, they intend to treat dividends received by non-U.S. Holders of Exchangeable Shares as dividends distributed by NPS Allelix not subject to United States withholding tax. If, contrary to this position, dividends on the Exchangeable Shares were determined to constitute income from United States sources, non-U.S. Holders of Exchangeable Shares would likely be subject to United States withholding tax. See "Income Tax Considerations to Allelix Shareholders - United States Federal Income Tax Considerations".

Canadian Federal Income Tax Consequences to Allelix Common Shareholders

     The Transaction has been structured to provide the opportunity for a tax deferral for Canadian income tax purposes for certain Canadian Residents who receive Exchangeable Shares in exchange for Allelix Common Shares pursuant to the Arrangement. However, such Canadian Residents will generally only be able to obtain such Canadian tax deferral for as long as they hold the Exchangeable Shares, and will generally recognize a taxable dividend and /or a gain or loss upon the exchange (including on the redemption or retraction) of their Exchangeable Shares for NPS Common Shares or upon the purchase for cancellation of the Exchangeable Shares by NPS Allelix. Redemption of the Exchangeable Shares for NPS Common Shares may occur at any time after the Effective Date if a Redemption Date occurs. A Redemption Date will occur no earlier than December 31, 2004 except in the following circumstances: (i) the occurrence of a NPS Control Transaction; or (ii) there being fewer than 1,000,000 Exchangeable Shares outstanding (other than Exchangeable Shares held by NPS and its Affiliates). See "Income Tax Considerations to Allelix Shareholders - Canadian Federal Income Tax Considerations" and "The Arrangement - Transaction Mechanics and Description of Exchangeable Shares - Retraction, Redemption and Call Rights; Purchase for Cancellation". As a result of the existence of the Call Rights, the Exchange Right and the Automatic Exchange Right, a holder of Exchangeable Shares cannot control whether such holder will receive NPS Common Shares by way of redemption (or retraction) of the Exchangeable Shares by NPS Allelix or by way of purchase of the Exchangeable Shares by NPS or NPS Holdings. The Canadian federal income tax consequences of a redemption (or retraction) differ from those of a purchase.

     Provided the Exchangeable Shares are listed on a prescribed stock exchange in Canada (which currently includes the TSE), the Exchangeable Shares will not be foreign property under the ITA for trusts governed by "registered retirement savings plans" ("RRSPs"), "registered retirement income funds" ("RRIFs") and "deferred profit sharing plans" ("DPSPs") (as each of those terms are defined in the ITA), for registered pension plans or for certain other persons to whom Part XI of the ITA applies. The Ancillary Rights and NPS Common Shares will be foreign property under the ITA.

Market for Exchangeable Shares

     Although the economic value of the Exchangeable Shares is expected to be closely linked to the trading value of NPS Common Shares because the voting and economic rights of a holder of the Exchangeable Shares are substantially equivalent in all material respects to the voting and economic rights of a holder of NPS Common Shares and because of the right of a holder of Exchangeable Shares at any time to exchange Exchangeable Shares for NPS Common Shares, there can be no assurance that an active trading market in the Exchangeable Shares will develop or be sustained or that the Exchangeable Shares will continue to meet the listing requirements of the TSE. NPS has advised Allelix that, currently, it does not intend to list the Exchangeable Shares on any other stock exchange.

Risk Related to the Arrangement

Uncertainty Relating to Integration

     The Arrangement involves the integration of two companies that have previously operated independently. Such integration will require significant effort from each company including the coordination of their efforts in research and development, business development, intellectual property, finance and administrative efforts. There can be no assurance that NPS will integrate the respective operations of NPS and Allelix without encountering difficulties or experiencing loss of personnel, or that the benefits expected from such integration will be realized. The diversion of the attention of management and any difficulties encountered in the transition process (including the interruption of, or a loss of momentum in, Allelix's or NPS's activities and problems associated with employee uncertainty and the potential loss of key personnel) could have an adverse impact on NPS's ability to realize anticipated benefits from the Arrangement.

Risks Associated with Fixed Exchange Ratio

     As a result of the Arrangement, each outstanding Allelix Common Share will be converted into the right to receive 0.3238 NPS Common Shares. Because the Exchange Ratio is fixed and will not increase or decrease due to fluctuations in the market price of either NPS or Allelix Common Shares, the specific value of the consideration to be received by Allelix Shareholders pursuant to the Arrangement will depend on the market price of NPS Common Shares at the Effective Time. In the event that the market price of NPS Common Shares decreases or increases prior to the Effective Time, the market value at the Effective Time of NPS Common Shares to be received by Allelix Shareholders pursuant to the Arrangement would correspondingly decrease or increase. The market prices of NPS Common Shares and Allelix Common Shares as of a recent date are set forth in this Circular under the heading "Market Price". NPS Common Shares and Allelix Common Shares historically have been subject to price volatility. No assurance can be given as to the market prices of NPS Common Shares or Allelix Common Shares at any time.

Effect of the Arrangement on Corporate Partners and Existing Agreements

     Certain of Allelix's and NPS's existing corporate partners may view the Arrangement as disadvantageous to them. As a consequence, the combined company's relationship with these strategic partners could be adversely affected. In addition, the Arrangement will provide certain corporate partners with the right to terminate their research and development agreements with Allelix under certain circumstances. There can be no assurance that these agreements will not be terminated. The termination under such agreements could have a Material Adverse Effect on Allelix's business and operations. The Arrangement will require the consent of certain parties who have entered into contracts with Allelix. There can be no assurance that such consents will be given and, if not given, that such contracts will not terminate.

The market price of NPS Common Stock may decline as a result of the Arrangement

     Since public announcement of the Arrangement, the price for NPS Common Shares has declined __%. The market price of NPS Common Shares may continue to decline significantly if, among other things:

 .    securities analysts fail to write reports which describe the Arrangement favorably and/or if securities analysis write about the Arrangement, but fail to recommend the stock;

 .    the integration of NPS's and Allelix's operations is not successful;

 .    the combined company does not experience business synergies as quickly or to the extent as may be expected by financial analysts; or

 .    the accretive/dilution effect of the Arrangement is not in line with the expectations of financial analysis.

 .    NPS determines that it will do an additional equity financing on terms or at a time which the marketplace concludes is unattractive or dilutive.

     In any such case, the trading price of NPS Common Shares may decline and an Allelix Shareholder may lose all or part of his, her or its investment.

The Arrangement will result in costs of integration and transaction expenses that could adversely affect combined financial results

     If the benefits of the Arrangement do not exceed the costs associated with it, including the dilution to the NPS's shareholders resulting from the issuance of shares of NPS Common Shares in connection with the Arrangement, NPS's financial results, including earnings per share, could be adversely affected. The combined company also expects to incur costs after completion of the Arrangement associated with integrating the operations of NPS and Allelix. Such costs may include: (i) elimination of duplicate operations; and (ii) consolidation of certain administration, support and research and development activities.

     Actual costs may substantially exceed preliminary estimates. In addition, unanticipated expenses associated with integrating the two companies may arise. NPS expects to incur a charge currently estimated to be U.S.$__ million in the fourth quarter of 1999 to reflect NPS's write-off of Allelix's in-process research and development efforts. These costs will not be accompanied by outward cash flow, but may be seen by investors as increasing the net loss of NPS. NPS may also incur additional charges in subsequent quarters to reflect costs associated with the Arrangement.

If the combined company is not permitted to write-off a significant amount of purchase price as attributable to in-process research and development, estimates of future period results and actual future period results could be burdened with additional costs and the price of NPS's Common Shares could decline

     If current accounting rules as interpreted by NPS's auditors and the SEC do not permit the combined company to write off immediately a significant amount of the purchase price of the Arrangement as attributable to in-process research and development, the combined company would have to amortize a correspondingly higher amount of the purchase price over several years. Such amortization would be reflected as an expense item on the combined company's statement of operations, and cause it to report higher losses, which may adversely affect its stock price.

Effect of Arrangement on burn rate and the attendant requirement to reduce costs, delay expenditures (for example in clinical development), or raise additional equity financing

     NPS has announced its intention to devote considerable cash resources to late-stage clinical development, including for example, a Phase III trial for ALX 1-11 for osteoporosis. If the NPS's cost estimates are exceeded or incurred earlier than planned, NPS may be required further to realize costs (for example, by reducing head count), to delay developments or to seek additional financing. Failure to manage the mix of this cash expenditure and clinical process may cause the price of NPS Common Shares to decline.

Risk Factors Related to the Business of NPS

     For a discussion of risk factors relating to the business of NPS, see Appendix R to this Circular.

                                  MARKET PRICE

     NPS Common Shares are traded on the NASDAQ Stock Market. Allelix Common Shares are listed on the TSE and the ME.

     The following table sets forth, for the calendar periods indicated, the high and low closing sale prices for NPS Common Shares as reported on the NASDAQ Stock Market:

                               NPS Common Shares

                                                                            NASDAQ
                                                                   -----------------------
Calendar Period                                                        High         Low
----------------                                                   -----------   ---------
1997
First Quarter                                                        US$12.250    US$9.500
Second Quarter                                                          11.000       8.250
Third Quarter                                                           10.750       8.125
Fourth Quarter                                                          10.063    [7.3000]

1998
First Quarter                                                         US$8.500    US$7.375
Second Quarter                                                           8.250       6.750
Third Quarter                                                            9.313       6.375
Fourth Quarter                                                           7.938       5.500

1999
First Quarter                                                            US$__       US$__
Second Quarter                                                              __          __
Third Quarter                                                               __          __

     The following table sets forth, for the calendar periods indicated, the high and low sale prices for the Allelix Common Shares as reported on the TSE and the ME:

                             Allelix Common Shares

                                                       TSE                     ME
                                               -------------------     --------------------
Calendar Period                                  High       Low          High        Low
---------------                                --------   --------     --------    --------
1997
First Quarter                                    $18.50     $11.05        $18.6      $ 11.5
Second Quarter                                    12.40       9.00         12.1         9.8
Third Quarter                                     16.00       9.75         15.8        10.2
Fourth Quarter                                    15.25      10.35         14.5       10.35

1998
First Quarter                                    $12.50     $ 8.00        $12.0      $ 8.10
Second Quarter                                     9.75       8.00          9.7        8.15
Third Quarter                                      8.20       3.10          8.4        3.15
Fourth Quarter                                     6.35       2.50         5.95        3.03

1999
First Quarter                                    $ 4.95     $ 3.01        $ 4.7      $ 3.05
Second Quarter                                     3.50       2.26          3.4        2.26
Third Quarter                                      3.75       2.00          3.6        2.01
Fourth Quarter                                       __         __           __          __

     On September 27, 1999, the last full trading day prior to the public announcement of the Arrangement Agreement, the closing sale price per NPS Common Share, as reported on the NASDAQ Stock Market was U.S.$7.00 and the closing sale price per Allelix Common Share as reported on the TSE and the ME was $3.65 and $__, respectively. On November __, 1999, the closing sale price per NPS Common Share as reported on the NASDAQ Stock Market was U.S.$__, and the closing sale price per Allelix Common Share as reported on the TSE and the ME was $__ and $__, respectively. Since the market price of NPS Common Shares and the U.S.$__ to $__ exchange rate are subject to fluctuation due to numerous market forces, the market value in Canadian dollars of the NPS Common Shares that Allelix Common Shareholders may receive pursuant to the Transaction may increase or decrease prior to the Effective Time. Allelix Shareholders are urged to obtain current market quotations for NPS Common Shares and Allelix Common Shares. Historical market prices and dividends are not indicative of future market prices and dividends.

     As of __, 1999 there were __ Allelix Common Shares outstanding held of record by __ registered holders, 1,000 Allelix Preferred Shares held of record by one holder, __ Allelix Options outstanding held of record by __ registered holders and 829,108 Allelix Warrants outstanding.

             SELECTED CONSOLIDATED FINANCIAL INFORMATION OF ALLELIX

[NTD:  Insert selected consolidated financial information of Allelix]

                     SELECTED FINANCIAL INFORMATION OF NPS

[NTD:  Insert selected consolidated financial information of NPS]

          ALLELIX'S AND NPS' SELECTED UNAUDITED PRO FORMA CONDENSED
                       CONSOLIDATED FINANCIAL STATEMENTS

     The selected Unaudited Pro Forma Condensed Consolidated Balance Sheet and Statement of Operations (collectively, the "Unaudited Pro Forma Statements"), a copy of which is attached to this Circular as Appendix R, give effect to the Transaction to be accounted for using the purchase method of accounting, whereby the total cost of the Transaction will be allocated to the tangible and intangible assets acquired and liabilities assumed based upon their respective values at September 27, 1999. The selected Unaudited Pro Forma Statements have been prepared on the basis of assumptions described in the notes thereto, including assumptions related to the allocation of the total purchase cost to the assets and liabilities of Allelix based upon preliminary estimates of fair value. The actual allocation may differ from those assumptions after valuations and other procedures are completed after the closing of the Transaction.

     The Unaudited Pro Forma Condensed Consolidated Statements of Operations were prepared as if the Transaction occurred as of January 1, 1998. The Unaudited Pro Forma Condensed Consolidated Balance Sheet was prepared as if the Transaction occurred as of September 30, 1999. These statements are not necessarily indicative of what the actual operating results or financial position would have been had the Transaction occurred on the dates and for the periods indicated and do not purport to indicate future results of operations. In addition, they do not reflect any cost saving or other synergies resulting from the Transaction.

     The selected Unaudited Pro Forma Statements should be read in conjunction with the historical consolidated financial statements and related notes of NPS and Allelix included elsewhere in this Circular.

            INCOME TAX CONSIDERATIONS TO ALLELIX COMMON SHAREHOLDERS

Canadian Federal Income Tax Considerations

     The following is a summary, prepared by Ernst & Young LLP, of the principal Canadian federal income tax considerations under the ITA of receiving NPS Common Shares or Exchangeable Shares pursuant to the Arrangement generally applicable to Allelix Common Shareholders who, for purposes of the ITA and at all relevant times, hold their Allelix Common Shares and will hold their Exchangeable Shares and/or NPS Common Shares as capital property and deal at arm's length and are not and will not be affiliated with Allelix, NPS, NPS Holdings or NPS Allelix. This summary does not apply to Allelix Common Shareholders with respect to whom NPS is or will be a foreign affiliate within the meaning of the ITA. In addition, this summary does not discuss the Canadian federal income tax considerations applicable to registered holders of Allelix Options or Allelix Warrants.

     Allelix Common Shares, Exchangeable Shares and NPS Common Shares will generally be considered to be capital property to Allelix Common Shareholders unless held in the course of carrying on a business, in an adventure in the nature of trade or as "mark-to-market property" for purposes of the ITA. Allelix Common Shareholders who are Canadian Residents and whose Allelix Common Shares and/or Exchangeable Shares might not otherwise qualify as capital property may be entitled to obtain such qualification by making an irrevocable election permitted by subsection 39(4) of the ITA. Allelix Common Shareholders who do not hold their Allelix Common Shares or who will not hold their Exchangeable Shares and/or NPS Common Shares as capital property should consult their own tax advisers regarding their particular circumstances as this summary does not apply to such holders. This summary does not take into account the potential application of the "mark-to-market" rules to certain "financial institutions" (as defined in the ITA ).

     This summary is based on the ITA, the regulations thereunder and Ernst & Young LLP's understanding of published administrative practices and policies of Revenue Canada, all in effect as of the date of this Circular. This summary takes into account all Proposed Amendments to the ITA, although no assurances can be given that the Proposed Amendments will be enacted in the form proposed, or at all. This summary does not take into account or anticipate any other changes in law, whether by judicial, governmental or legislative action or decision, nor does it take into account provincial, territorial or foreign income tax legislation or considerations, which may differ from the Canadian federal income tax considerations described herein. No advance income tax ruling has been sought or obtained from Revenue Canada to confirm the tax consequences of any of the transactions described herein.

     THIS SUMMARY IS OF A GENERAL NATURE ONLY AND IS NOT INTENDED TO BE, AND SHOULD NOT BE CONSTRUED TO BE, LEGAL, BUSINESS OR TAX ADVICE TO ANY PARTICULAR ALLELIX COMMON SHAREHOLDER. ALLELIX COMMON SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISERS AS TO THE TAX CONSEQUENCES OF THE DESCRIBED TRANSACTIONS IN THEIR PARTICULAR CIRCUMSTANCES.

     For the purposes of the ITA, all amounts relating to the acquisition, holding or disposition of NPS Common Shares (including dividends, adjusted cost base and proceeds of disposition) must be expressed in Canadian dollars; amounts denominated in United States dollars must be converted into Canadian dollars based on the prevailing United States dollar exchange rate generally, at the time such amounts arise. In computing an Allelix Common Shareholder's liability for tax under the ITA , any cash amounts received by such holder in United States dollars must be converted into the Canadian Dollar Equivalent, and the amount of any non-cash consideration received by such holder must be expressed in Canadian dollars at the time such consideration is received.

Allelix Common Shareholders Resident in Canada

     The following portion of the summary is applicable to an Allelix Common Shareholder who is or is deemed to be a Canadian Resident at all relevant times.

Exchange of Allelix Common Shares for Exchangeable Shares and Ancillary Rights

     Non-Rollover Transaction. An Allelix Common Shareholder who exchanges Allelix Common Shares for Exchangeable Shares and Ancillary Rights will, unless such holder makes a joint election under subsection 85(1) or 85(2) of the ITA as discussed below, be considered to have disposed of the Allelix Common Shares exchanged for proceeds of disposition equal to the sum of (i) any cash received by such holder in respect of a fractional Exchangeable Share, (ii) the fair market value of Exchangeable Shares acquired by such holder on the exchange, and
(iii) the fair market value of Ancillary Rights acquired by such holder on the exchange, and, as a result, such holder will, in general, realize a capital gain (or capital loss) to the extent that such proceeds of disposition, net of any reasonable costs of disposition, exceed (or are less than) the adjusted cost base to such holder of the Allelix Common Shares immediately before the exchange. See "- Taxation of Capital Gain or Capital Loss" below. Unless such an election is made, the cost to the Allelix Common Shareholder of Exchangeable Shares acquired on the exchange of Allelix Common Shares will be equal to the fair market value of the Exchangeable Shares at the time of the exchange and the cost to the Allelix Common Shareholder of Ancillary Rights acquired on the exchange of Allelix Common Shares will be equal to the fair market value of such rights at the time of the exchange. For these purposes, the Allelix Common Shareholder will be required to determine the fair market value of Ancillary Rights received on the exchange on a reasonable basis. Allelix is of the view, and has advised Ernst & Young LLP, that such rights will have only nominal value. [Discuss specifically with client] Such determination of value is not binding on Revenue Canada, and Ernst & Young LLP is not expressing a view on matters of factual determination such as this. The cost of Exchangeable Shares and the cost of Ancillary Rights received by the Allelix Common Shareholder on the exchange of Allelix Common Shares must be averaged with the adjusted cost base to the Allelix Common Shareholder of Exchangeable Shares and the adjusted cost base to the Allelix Common Shareholder of Ancillary Rights, respectively, acquired by such holder other than on the exchange of Allelix Common Shares.

     Rollover Transaction. An Eligible Holder who exchanges Allelix Common Shares for Exchangeable Shares and Ancillary Rights may make a joint election with NPS Allelix pursuant to subsection 85(1) of the ITA (or, in the case of an Eligible Holder that is a partnership, pursuant to subsection 85(2) of the ITA ) and thereby obtain a full or partial tax deferred "rollover" for Canadian income tax purposes, depending on the Elected Amount(s) and the adjusted cost base to the Eligible Holder of such holder's Allelix Common Shares at the time of the exchange. So long as, at the time of the exchange, the adjusted cost base to the Eligible Holder of such holder's Allelix Common Shares equals or exceeds the sum of (i) any cash received in respect of a fractional Exchangeable Share, and (ii) the fair market value of Ancillary Rights acquired by the Eligible Holder on the exchange, the Eligible Holder may elect so as to not realize a capital gain for the purposes of the ITA on the exchange. Allelix Common Shareholders should consult their own tax advisers regarding this "rollover" treatment and as to corresponding provincial "rollover" rules applicable for provincial income tax purposes.

     In order to make an election under section 85 of the ITA , an Eligible Holder must provide to the Depositary two signed copies of the necessary prescribed election form within 90 days following the Effective Date, duly completed with the details of the number of Allelix Common Shares transferred and the applicable Elected Amount(s) for the purposes of the election. In accordance with the Plan of Arrangement, subject to the election form being in apparent compliance with the provisions of the ITA (and applicable provincial income tax law ) the form, signed by NPS Allelix will be returned to the Eligible Holders for filing by the Eligible Holder with Revenue Canada.

     The relevant tax election form is Revenue Canada form T2057 (or, in the event that the Allelix Common Shares are held as partnership property, Revenue Canada form T2058). An Eligible Holder interested in making an election under section 85 should so indicate on the Letter of Transmittal and Election Form accompanying this Circular in the space provided therein and a tax election package will be sent to the Eligible Holder. [verify]

     In general, where a joint election under section 85 of the ITA is made by NPS Allelix and an Eligible Holder in respect of the exchange of the Eligible Holder's Allelix Common Shares for Exchangeable Shares pursuant to the Plan of Arrangement, the Elected Amount must be elected in accordance with the following rules:

1. The Elected Amount may not be less than the sum of (i) any cash received by the Eligible Holder in respect of a fractional Exchangeable Share, and (ii) the fair market value of Ancillary Rights acquired by the Eligible Holder on the exchange as partial consideration for the Allelix Common Shares to which the election applies.

2. The Elected Amount may not be less than the lesser of the adjusted cost base to the Eligible Holder of the Allelix Common Shares to which the election applies, determined immediately before the time of the exchange, and the fair market value of such share at that time.

3. The Elected Amount may not exceed the fair market value, at the time of the exchange, of the Allelix Common Shares to which the election applies.

     Where such an election is made, the tax treatment to the Eligible Holder (in respect of such holder's Allelix Common Shares to which the election applies) will, in general, be as follows:

1. The Eligible Holder will be deemed to have disposed of the Allelix Common Shares for proceeds of disposition equal to the Elected Amount.

2. If the proceeds of disposition of the Allelix Common Shares are equal to the aggregate of the adjusted cost base to the Eligible Holder of such shares, determined immediately before the exchange, and any reasonable costs of disposition, no capital gain or capital loss will be realized by the Eligible Holder.

3. To the extent that the proceeds of disposition of the Allelix Common Shares exceed the aggregate of the adjusted cost base thereof to the Eligible Holder of such shares, determined immediately before the exchange, and any reasonable costs of disposition, the Eligible Holder will, in general, realize a capital gain.

4. The cost to the Eligible Holder of Ancillary Rights received on the exchange will be equal to the fair market value thereof at that time and the cost to the Eligible Holder of Exchangeable Shares received on the exchange will be equal to the amount by which the proceeds of disposition of Allelix Common Shares exchanged by the Eligible Holder exceed the amount of any cash received in respect of a fractional Exchangeable Share and the fair market value of Ancillary Rights received on the exchange.

     NPS Allelix will make an election pursuant to section 85 of the ITA only with an Eligible Holder in respect of Allelix Common Shares exchanged, and at the amount selected by the Eligible Holder subject to the limitations set out in the ITA. Neither NPS Allelix nor the Depositary will be responsible for the proper completion or filing of any election form and, except for NPS Allelix's obligation to return duly completed election forms which are received by the Depositary within 90 days of the Effective Date, within 30 days after the receipt thereof by the Depositary, the Eligible Holder and not NPS Allelix will be responsible or liable for any taxes, interest, penalties, damages or expenses resulting from the failure by the Eligible Holder to properly complete or file an election form in the form and manner and within the time prescribed by the ITA (or the corresponding provision of any applicable provincial tax legislation). In its sole discretion, NPS Allelix may choose to execute and return an election form received more than 90 days following the Effective Date, but NPS Allelix will have no obligation to do so. NPS Allelix agrees only to execute any apparently correct and complete election form received within 90 days of the Effective Date and to return the executed election form (within 30 days after the receipt thereof by the Depositary) to the Eligible Holder. With the exception of execution of the election by NPS Allelix, compliance with the requirements for a valid election will be the sole responsibility of the Eligible Holder making the election.

     In order for Revenue Canada to accept a tax election form without a late filing penalty being paid by an Eligible Holder, the election form, duly completed and executed by both the Eligible Holder and NPS Allelix must be received by such revenue authorities on or before the day that is the earliest of the days on or before which either NPS Allelix or the Eligible Holder is required to file an income tax return for the taxation year in which the exchange occurs. Eligible Holders are urged to consult their own adviser as soon as possible respecting the deadlines applicable to their own particular circumstances.

     However, regardless of such deadline, the tax election forms of Eligible Holders must be received by the Depositary no later than the 90th day after the Effective Date.

     Any Eligible Holder who does not ensure that the Depositary has received a duly completed election form on or before the 90th day after the Effective Date, will not be able to benefit from the rollover provisions of the ITA (unless NPS Allelix in its sole discretion, chooses to execute an election form received after such time). Accordingly, all Eligible Holders who wish to enter into an election with NPS Allelix should give their immediate attention to this matter. [The instructions for requesting a tax election package are set out in the Letter of Transmittal and Election Form.- to confirm] Eligible Holders are referred to Information Circular 76-19R3 and Interpretation Bulletin IT-291R2 issued by Revenue Canada for further information with respect to making an election under section 85 of the ITA . Eligible Holders wishing to make the election should consult their own tax advisers. The comments herein with respect to such elections are provided for general assistance only. The law in this area is complex and contains numerous technical requirements.

     For these purposes, an Eligible Holder will be required to determine the fair market value of Ancillary Rights received on the exchange of Allelix Common Shares on a reasonable basis for purposes of the ITA . Allelix is of the view, and has advised Ernst & Young LLP, that such rights will have only nominal value. The tax election forms will be executed by NPS Allelix on the basis that the fair market value of Ancillary Rights is a nominal amount per Exchangeable Share issued on the exchange. Such amount will be provided to Eligible Holders in the letter of instructions included in the tax election package. Such determination of value is not binding on Revenue Canada and Ernst & Young LLP is not expressing a view on matters of factual determination such as this.

Exchange of Allelix Common Shares for NPS Common Shares.

     An Allelix Common Shareholder who exchanges Allelix Common Shares for NPS Common Shares will be considered to have disposed of the Allelix Common Shares exchanged for proceeds of disposition equal to the sum of (i) the fair market value of NPS Common Shares acquired by such holder on the exchange, and (ii) any cash received by such holder in respect of a fractional NPS Common Share, and, as a result, such holder will in general realize a capital gain (or capital loss) to the extent that such proceeds of disposition, net of any reasonable costs of disposition, exceed (or are less than) the adjusted cost base to such holder of the Allelix Common Shares immediately before the exchange. See " - Taxation of Capital Gain or Capital Loss" below. The cost to the Allelix Common Shareholder of NPS Common Shares acquired on the exchange of Allelix Common Shares will be equal to the fair market value of the NPS Common Shares at the time of the exchange, and must be averaged with the adjusted cost base to such holder of other NPS Common Shares held by such holder as capital property.

Call Rights

     Allelix is of the view, and has advised Ernst & Young LLP, that the Liquidation Call Right, the Redemption Call Right and the Retraction Call Right have nominal value. On this basis, no Allelix Common Shareholder should realize a gain at the time that any of such rights are granted to NPS Holdings. Such determinations of value are not binding on Revenue Canada and Ernst & Young LLP is not expressing a view on matters of factual determination such as this.

Dividends

     Dividends on Exchangeable Shares. In the case of a holder of Exchangeable Shares who is an individual, dividends received or deemed to be received by the holder on Exchangeable Shares will be included in computing the holder's income and will be subject to the gross-up and dividend tax credit rules normally applicable to taxable dividends received from taxable Canadian corporations.

     Subject to the discussion below as to the denial of the dividend deduction, in the case of a holder of Exchangeable Shares that is a corporation, other than a "specified financial institution" as defined in the ITA , dividends received or deemed to be received by the holder on Exchangeable Shares will be included in computing the holder's income and will normally be deductible in computing its taxable income. A corporation will, in general, be a specified financial institution for purposes of the ITA if it is a bank, a trust company, a credit union, an insurance corporation or a corporation whose principal business is the lending of money to persons with whom the corporation is dealing at arm's length or the purchasing of debt obligations issued by such persons or a combination thereof, a prescribed corporation, and corporations controlled by or related to such entities.

     In the case of a holder of Exchangeable Shares that is a specified financial institution, such a dividend will not be deductible in computing its taxable income unless either: (i) the specified financial institution did not acquire the Exchangeable Shares in the ordinary course of the business carried on by the financial institution; or (ii) at the time of the receipt of the dividend by the specified financial institution, the Exchangeable Shares are listed on a prescribed stock exchange in Canada and the specified financial institution, either alone or together with persons with whom it does not deal at arm's length, does not receive and is not deemed to receive dividends in respect of more than 10 percent of the issued and outstanding Exchangeable Shares.

     Exchangeable Shares will be "taxable preferred shares" and "short-term preferred shares" for purposes of the ITA . Accordingly, NPS Allelix will be subject to a 66 2/3 percent tax under Part VI.1 of the ITA on dividends (other than "excluded dividends" as defined in the ITA ) paid or deemed to be paid on the Exchangeable Shares and will be entitled to deduct an amount equal to 9/4 of the tax so payable in computing its taxable income for purposes of the ITA . Dividends received or deemed to be received on Exchangeable Shares will not be subject to the 10 percent tax under Part IV.1 of the ITA .

     Dividends on NPS Common Shares. In the case of a holder of NPS Common Shares who is an individual, dividends received or deemed to be received by the holder on NPS Common Shares will be included in computing the holder's income and will not be subject to the gross-up and dividend tax credit rules in the ITA
 . In the case of a holder of NPS Common Shares that is a corporation, dividends received or deemed to be received by the holder on NPS Common Shares will be included in computing the holder's income and generally will not be deductible in computing the holder's taxable income. United States non-resident withholding tax on dividends generally will be eligible for foreign tax credit or deduction treatment where applicable under the ITA .

Redemption, Retraction, Purchase or Exchange of Exchangeable Shares

     On the redemption (or retraction) of Exchangeable Shares, the holder of the Exchangeable Shares (i) will receive a dividend equal to any declared and unpaid dividend on each Exchangeable Share redeemed that was held by the holder on any dividend record date which occurred prior to the Redemption Date, and (ii) will be deemed to have received a dividend equal to the amount, if any, by which the redemption (or retraction) proceeds (i.e. the fair market value at that time of NPS Common Shares received by the holder of the Exchangeable Shares from NPS Allelix on the redemption (or retraction) exceeds the paid-up capital (for purposes of the ITA ) at the time of the redemption (or retraction) of the Exchangeable Shares. The amount of any such dividend and/or deemed dividend will be subject to the tax treatment described above under " - Dividends - Dividends on Exchangeable Shares". On the redemption (or retraction) of Exchangeable Shares, the holder of the Exchangeable Shares will also be considered to have disposed of the Exchangeable Shares for proceeds of disposition equal to the redemption (or retraction) proceeds less the amount of such deemed dividend. The holder of the Exchangeable Shares redeemed (or retracted) will, in general, realize a capital gain (or a capital loss) equal to the amount by which the adjusted cost base to the holder of the Exchangeable Shares immediately before redemption (or retraction) is less than (or exceeds) such proceeds of disposition. See " - Taxation of Capital Gain or Capital Loss" below. In the case of a holder of Exchangeable Shares that is a corporation, in some circumstances, the amount of any deemed dividend arising on redemption (or retraction) may be treated as proceeds of disposition and not as a dividend.

     On the purchase for cancellation of Exchangeable Shares by NPS Allelix by tender to all the registered holders of record of Exchangeable Shares then outstanding, the holder of the Exchangeable Shares will be deemed to have received a dividend equal to the amount, if any, by which the amount paid by NPS Allelix for the Exchangeable Shares exceeds the paid-up capital (for purposes of the ITA ) at the time the Exchangeable Shares are purchased for cancellation. The amount of any such deemed dividend will be subject to the tax treatment described above under " - Dividend - Dividends on Exchangeable Shares". On the purchase for cancellation of Exchangeable Shares, the holder of the Exchangeable Shares will also be considered to have disposed of the Exchangeable Shares for proceeds of disposition equal to the purchase proceeds less the amount of such deemed dividend. The holder of the Exchangeable Shares purchased for cancellation will, in general, realize a capital gain (or a capital loss) equal to the amount by which the adjusted cost base to the holder of the Exchangeable Shares immediately before such shares are purchased for cancellation is less than (or exceeds) such proceeds of disposition. See "- Taxation of Capital Gain or Capital Loss" below. In the case of the holder of Exchangeable Shares that is a corporation, in some circumstances, the amount of any deemed dividend arising on the purchase for cancellation of the Exchangeable Shares may be treated as proceeds of disposition and not as a dividend.

     On the purchase for cancellation of Exchangeable Shares by NPS Allelix through the facilities of any stock exchange in which the Exchangeable Shares are listed or quoted, the holder of the Exchangeable Shares so purchased for cancellation will be considered to have disposed of the Exchangeable Shares for proceeds of disposition equal to the amount received as consideration for the Exchangeable Shares. The holder of the Exchangeable Shares purchased for cancellation will, in general, realize a capital gain (or capital loss) equal to the amount by which such proceeds of disposition, net of any reasonable costs of disposition, exceed (or are less than) the adjusted cost base to the holder of the Exchangeable Shares immediately before such shares are purchased for cancellation. See "- Taxation of Capital Gain or Capital Loss" below.

     On the exchange of Exchangeable Shares by the holder thereof with NPS or NPS Holdings for NPS Common Shares, the holder of the Exchangeable Shares will receive a dividend equal to any declared and unpaid dividend on each Exchangeable Share exchanged that was held by the holder on any dividend record date which occurred prior to the Exchange Date. The amount of any such dividend will be subject to the tax treatment described above under "Dividends - Dividends on Exchangeable Shares". The holder will also in general, realize a capital gain (or a capital loss) to the extent the proceeds of disposition of the Exchangeable Shares, net of any reasonable costs of disposition, exceed (or are less than) the adjusted cost base to the holder of the Exchangeable Shares immediately before the exchange. For these purposes, the proceeds of disposition will be the aggregate of the fair market value, at the time of the exchange, of NPS Common Shares received on the exchange. See "- Taxation of Capital Gain or Capital Loss" below.

     Because of the existence of the Call Rights, the Exchange Right and the Automatic Exchange Right, a holder of Exchangeable Shares cannot control whether such holder will receive NPS Common Shares by way of redemption (or retraction) of the Exchangeable Shares by NPS Allelix or by way of purchase of the Exchangeable Shares by NPS or NPS Holdings. As described above, the Canadian federal income tax consequences of a redemption (or retraction) differ from those of a purchase.

Acquisition and Disposition of NPS Common Shares

     The cost to a holder of NPS Common Shares who receives NPS Common Shares on the redemption, retraction or exchange of Exchangeable Shares will be equal to the fair market value of the NPS Common Shares at the time of such event and will be averaged with the adjusted cost base of any other NPS Common Shares held at that time by the holder as capital property.

     A disposition or deemed disposition of NPS Common Shares by a holder will generally result in a capital gain (or capital loss) to the extent that the proceeds of disposition, net of any reasonable costs of disposition, exceed (or are less than) the adjusted cost base to the holder of such shares immediately before the disposition.

Taxation of Capital Gain or Capital Loss

     Three-quarters of any capital gain (the "taxable capital gain") realized by an Allelix Common Shareholder will be included in the Allelix Common Shareholder's income for the year of disposition. Three-quarters of any capital loss so realized (the "allowable capital loss") may be deducted by the Allelix Common Shareholder against taxable capital gains for the year of disposition.

     Any excess of allowable capital losses over taxable capital gains for the year of disposition may be carried back up to three taxation years or forward indefinitely and deducted against net taxable capital gains in those other years to the extent and in the circumstances prescribed in the ITA .

     If the holder of an Allelix Common Share and/or Exchangeable Share is a corporation, the amount of any capital loss arising on a disposition or deemed disposition of any such share may be reduced by the amount of dividends received or deemed to have been received by it on such share to the extent and under circumstances prescribed by the ITA . Similar rules may apply where a corporation is a member of a partnership or a beneficiary of a trust that owns an Allelix common Share and/or Exchangeable Share or where a trust or partnership of which a corporation is a beneficiary or a member is a member of a partnership or a beneficiary of a trust that owns any such share.

Foreign Property Information Reporting

     In general, a "specified Canadian entity", as defined in the ITA , for a taxation year or fiscal period whose total cost amount of "specified foreign property", as defined in the ITA , at any time in the year or fiscal period exceeds Cdn. $100,000, is required to file an information return for the year or period disclosing prescribed information, including the cost amount, any dividends received in the year, and any gains or losses realized in the year, in respect of such property. With some exceptions, a taxpayer resident in Canada in the year will be a specified Canadian entity. Exchangeable Shares and NPS Common Shares will be specified foreign property to a holder. Accordingly, registered holders of Exchangeable Shares, and/or NPS Common Shares should consult their own advisers regarding compliance with these rules.

Eligibility for Investment

     Qualified Investments. Provided the Exchangeable Shares are listed on a prescribed stock exchange in Canada (which currently includes the TSE), the Exchangeable Shares will be "qualified investments" for trusts governed by RRSPs, RRIFs, DPSPs and "registered education savings plans", as defined in the ITA . Similarly, NPS Common Shares will be qualified investments under the ITA for such plans provided such shares remain listed on the NASDAQ Stock Market (or are listed on another prescribed stock exchange). The Ancillary Rights will not be qualified investments under the ITA for such plans. However, Allelix is of the view that the fair market value of these rights is nominal.

     Foreign Property. Provided the Exchangeable Shares are listed on a prescribed stock exchange in Canada (which currently includes the TSE), the Exchangeable Shares will not be foreign property under the ITA for trusts governed by RRSPs, RRIFs, DPSPs, for registered pension plans or for certain other persons to whom Part XI of the ITA applies. The Ancillary Rights will be foreign property under the ITA . However, Allelix is of the view that the fair market value of these rights is nominal. NPS Common Shares will be foreign property under the ITA .

Dissenting Shareholders

     A Dissenting Shareholder is entitled, if the Arrangement becomes effective, to receive the fair value of Allelix Common Shares held by the Dissenting Shareholder. The Dissenting Shareholder will be considered to have disposed of the Allelix Common Shares for proceeds of disposition equal to the amount received by the Dissenting Shareholder less the amount of any deemed dividend referred to below. See " - Taxation of Capital Gain or Capital Loss" above. Where the amount is received from Allelix, the Allelix Common Shareholder also will be deemed to receive a taxable dividend equal to the amount by which the amount received exceeds the paid-up capital of such shareholder's Allelix Common Shares. In the case of an Allelix Common Shareholder that is a corporation, in some circumstances, the amount of any such deemed dividend may be treated as proceeds of disposition and not as a dividend. Pursuant to Proposed Amendments, a Dissenting Shareholder will not be entitled to the benefit of the "replacement property" provisions of the ITA .

Allelix Common Shareholders Not Resident in Canada

     The following portion of the summary is applicable to an Allelix Common Shareholder who, for purposes of the ITA , has not been and will not be resident (or deemed resident) in Canada at any time while such Allelix Common Shareholder has held Allelix Common Shares and will hold NPS Common Shares and/or Exchangeable Shares and to whom such shares are not "taxable Canadian property" (as defined in the ITA). Special rules, which are not discussed in this summary, may apply to a non-resident that is an insurer carrying on business in Canada and elsewhere.

     Generally, Allelix Common Shares, Exchangeable Shares and NPS Common Shares will not be taxable Canadian property at a particular time provided that such shares are listed on a prescribed stock exchange (which currently includes the TSE), the holder does not use or hold, and is not deemed to use or hold, such shares in carrying on a business in Canada and the holder, persons with whom the holder does not deal at arm's length, or the holder together with all such persons has not owned (or had under option) 25 percent or more of the issued shares of any class or series of the capital stock of Allelix or NPS, as the case may be, at any time during the 60-month period that ends at the particular time.

Disposition of Allelix Common Shares, Exchangeable Shares and NPS Common Shares

     An Allelix Common Shareholder who is not a resident of Canada for purposes of the ITA will not be subject to tax under the ITA on (i) the exchange of Allelix Common Shares for NPS Common Shares or Exchangeable Shares for NPS Common Shares, other than upon a redemption or retraction of such Exchangeable Shares or to the extent NPS Holdings pays or credits a Dividend Amount to such holder, (ii) the sale or other disposition of Exchangeable Shares, other than upon a redemption, retraction or purchase for cancellation by tender to all holders of record of Exchangeable Shares then outstanding, or (iii) the sale or other disposition of NPS Common Shares.

     On the redemption, retraction or purchase for cancellation by tender to all the holders of record of Exchangeable Shares by NPS Allelix, the holder of the Exchangeable Shares will receive and/or be deemed to have received a dividend as described under "Income Tax Considerations to Allelix Common Shareholders-Allelix Common Shareholders Resident in Canada - Redemption, Retraction, Purchase or Exchange of Exchangeable Shares". Any such dividend and/or deemed dividend will be subject to Canadian withholding tax at the rate of 25 percent unless reduced by the provision of an applicable tax treaty.

Dividends and Interest

     Dividends (including deemed dividends) paid or credited (or deemed to be paid or credited) to registered holders of Exchangeable Shares by Allelix and Dividend Amounts paid or credited by NPS Holdings are subject to non-resident withholding tax under the ITA at the rate of 25 percent unless such rate is reduced under the provision of an applicable income tax treaty.

     Where an Allelix Common Shareholder is deemed to have received a taxable dividend or interest consequent upon the exercise of Dissent Rights (see "Income Tax Consideration to Allelix Common Shareholders - Allelix Common Shareholders Resident in Canada - Dissenting Shareholders"), such amounts will be subject to Canadian withholding tax at the rate of 25 percent unless the rate is reduced under the provisions of an applicable tax treaty.

United States Federal Income Tax Considerations

     The following is a general discussion, prepared by Ernst & Young LLP of the principal United States federal income tax considerations generally applicable to U.S. Holders (as defined below) who receive NPS Common Shares and Non-U.S. Holders (as defined below) who receive Exchangeable Shares or NPS Common Shares pursuant to the Arrangement. For purposes of this discussion, a "U.S. Holder" is a beneficial owner of Allelix Common Shares that is (i) a citizen or resident of the United States, (ii) a corporation or other entity taxable as a corporation organized under the laws of the United States or any state thereof,
(iii) an estate the income of which is subject to United States federal income taxation regardless of source, or (iv) a trust if a United States court is able to exercise primary supervision over the administration of such trust and one or more United States persons have the authority to control all substantial decisions of such trust. A "Non-U.S. Holder" is a beneficial owner of Allelix Common Shares that is not a U.S. Holder.

     This summary does not address all aspects of United States federal income taxation that may be applicable to U.S. Holders and Non-U.S. Holders (collectively, "Holders") in light of their particular circumstances or to Holders subject to special treatment under United States federal income tax laws (including, without limitation, certain financial institutions, insurance companies, tax-exempt entities, dealers in securities, certain United States expatriates, persons who hold Allelix Common Shares as part of a straddle, hedge, conversion transaction or other integrated investment, U.S. Holders whose functional currency is not the U.S. dollar, and Holders who acquire Allelix Common Shares through exercise of employee stock options or otherwise as compensation). This discussion is limited to Holders who hold their Allelix Common Shares as capital assets and does not consider the tax treatment of Holders who hold Allelix Common Shares through a partnership or other pass-through entity. In addition, this summary does not discuss aspects of United States federal income taxation that may be applicable to registered holders of Allelix Options, Allelix Preferred Shares, or Allelix Warrants, nor does it address any aspect of state, local or foreign taxation.

     This discussion is based on current law, which is subject to change, possibly with retroactive effect. No advance income tax ruling has been sought or obtained from the IRS regarding the U.S. federal income tax consequences of the Arrangement.

     EACH HOLDER IS ADVISED TO CONSULT ITS TAX ADVISER REGARDING THE UNITED STATES FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES OF THE ARRANGEMENT.

U.S. Holders

     The following discussion applies only to U.S. Holders who receive NPS Common Shares in exchange for their Allelix Common Shares. This discussion does not address U.S. Holders who are Canadian Residents and who elect to receive Exchangeable Shares pursuant to the Arrangement. Such U.S. Holders should consult their tax advisers concerning the tax consequences of the Arrangement.

     The exchange of Allelix Common Shares for NPS Common Shares pursuant to the Arrangement will be a taxable event for United States federal income tax purposes. Consequently, a U.S. Holder will recognize income, gain or loss.

Non-Passive Foreign Investment Company (PFIC) Shares

     A U.S. Holder of non-PFIC shares will recognize gain or loss on the exchange equal to the difference between (i) the sum of (a) the fair market value on the date of the exchange of the NPS Common Shares received in the exchange and (b) any cash received in lieu of fractional shares, and (ii) such U.S. Holder's U.S. federal income tax basis in its Allelix Common Shares. In the case of a U.S. Holder who dissents from the Arrangement, such gain or loss will be equal to the difference between the amount of cash received and such U.S. Holder's U.S. federal income tax basis in its Allelix Common Shares surrendered in the exchange. Gain or loss on the exchange of Allelix Common Shares will be capital gain or loss if such shares were held by a U.S. Holder as a capital asset, and will be long-term capital gain or loss if the U.S. Holder held its Allelix Common Shares for more than one year at the time of the exchange.

Passive Foreign Investment Company (PFIC) Shares

     For the reasons stated below, there is a possibility that the Allelix Common Shares held by U.S. Holders (all or a portion thereof) are to be treated as shares in a PFIC, as defined in section 1297 of the Internal Revenue Code. This could occur, or may already have occurred, by virtue of the annual percentage of Allelix's income which is passive, and/or the annual percentage of Allelix's assets which are held for the purpose of producing passive income.

     Allelix has not determined if it is currently or has ever been a PFIC. Accordingly, Allelix is not expressing any opinion on its current year or prior years PFIC status. U.S. Holders are strongly urged to consult their U.S. tax advisors concerning the PFIC status of their shares in Allelix.

     Certain U.S. income tax legislation contains rules governing PFICs, which can have significant tax effects on U.S. Holders of foreign corporations. These rules do not apply to non-U.S. Holders, or to U.S. Holders who recognize a loss on the disposition of their Allelix Common Shares.

     Section 1297 of the Internal Revenue Code defines a PFIC as a corporation that is not formed in the United States and, for any taxable year, either:

1. 75 percent or more of its gross income is passive income, which includes interest, dividends and certain rents and royalties; or

2. the average percentage, by fair market value, (or, if the company is a controlled foreign corporation or makes an election, by adjusted tax basis) of its assets that produce or are held for the production of passive income is 50 percent or more.

     A U.S. Holder who holds shares in a foreign corporation during any year in which that corporation qualifies as a PFIC is subject to U.S. federal income taxation under alternative tax regimes, depending upon whether certain elections are made by that U.S. Holder. The following is a discussion of these alternative tax regimes as generally applicable to U.S. Holders of Allelix Common Shares in the event that Allelix is, or was at any time, a PFIC.

     A U.S. Holder of a PFIC who does not make either of the elections described below is referred to in this discussion as a Non-electing U.S. Holder. A Non-electing U.S. Holder is subject to special taxation rules under section 1291 of the Internal Revenue Code with respect to:

1. gains realized on the disposition of his or her common shares, or deemed to be realized by reason of a pledge of his or her common shares; and

2.   certain excess distributions received.

     A Non-electing U.S. Holder generally would be required to include in income, pro rata, all gains realized on the disposition of his or her common shares, and all excess distributions received, over the entire holding period for the PFIC common shares. All gains or excess distributions allocated to prior years of the U.S. Holder (other than years prior to January 1, 1987 for which the foreign corporation was a PFIC) would be taxed at the highest tax rate for each prior year applicable to ordinary income. The Non-electing U.S. Holder also would be liable for interest on the foregoing tax liability for each prior year calculated as if that liability had been due with respect to each prior year. A Non-electing U.S. Holder that is not a corporation must treat this interest charge as personal interest which is partially or wholly non-deductible. The balance of the gain or the excess distribution will be treated as ordinary income in the year of the disposition or distribution, and no interest charge will be incurred with respect to that balance.

     If Allelix was a PFIC for any taxable year during which a Non-electing U.S. Holder holds common shares, then Allelix will continue to be treated as a PFIC with respect to those common shares, even if it no longer qualifies definitionally as a

PFIC. A Non-electing U.S. Holder may terminate this deemed PFIC status by electing to recognize a gain as if those common shares had been sold on the last day of the last taxable year for which Allelix was a PFIC. This gain will be taxed under the rules discussed above for Non-electing U.S. Holders.

     Alternatively, if Allelix is or was a PFIC, a U.S. Holder who owns common shares is permitted generally to elect out of the tax treatment discussed above if that U.S. Holder makes a mark-to-market election with respect to the common shares. A U.S. Holder who so elects is referred to in this discussion as an Electing U.S. Holder. Under this election, an Electing U.S. Holder would generally recognize as ordinary income for each taxable year an amount equal to the excess, if any, of the fair market value of common shares as of the close of the taxable year over the Electing U.S. Holder's adjusted tax basis in those shares. An Electing U.S. Holder would generally be allowed an ordinary deduction, to the extent of any net mark-to-market gains recognized for prior taxable years, for the excess, if any, of the adjusted tax basis of the common shares over their fair market value as of the close of the taxable year. An Electing U.S. Holder's adjusted tax basis of the common shares would generally be adjusted to reflect the amounts included or deducted under the mark-to-market election. Additionally, any gain on the actual sale or other disposition of the common shares generally will be treated as ordinary income. Ordinary loss treatment also would generally apply to any loss realized on the actual sale or other disposition of the common shares to the extent that the amount of that loss did not exceed the net mark-to-market gains previously included with respect to those shares. An election to mark to market would generally apply to the taxable year made and all subsequent taxable years. A mark-to-market election is subject to complex and specific rules and requirements, and U.S. Holders are strongly urged to consult their tax advisors concerning this election if Allelix were classified as a PFIC.

     Finally, a U.S. Holder who elects in a timely manner to treat their PFIC shares as a qualified electing fund ("QEF"), as defined in the Internal Revenue Code, would be subject to another set of special rules different from those described above. Although a QEF election may be beneficial to some U.S. Holders depending upon their particular tax situations, it requires the foreign corporation to annually make available certain information to those holders. Allelix neither intends to make, nor in the past has ever made, this information
available.   Accordingly, the QEF election has not and is not available to U.S.
Holders.

     Holding NPS Common Shares. The U.S. federal income tax basis of NPS Common Shares received by a U.S. Holder will be equal to the fair market value of such shares on the date of the exchange. The holding period for such shares will begin on the date after the date of the exchange.

     For U.S. federal income tax purposes, a U.S. Holder of NPS Common Shares will realize, to the extent of NPS' current and accumulated earnings and profits, ordinary income on the receipt of a dividend distribution. To the extent, if any, that distributions made by NPS to a U.S. Holder exceed the current and accumulated earnings and profits of NPS, such distribution will be treated as a tax-free return of capital to the extent of such U.S. Holder's U.S. federal income tax basis for such shares, and to the extent in excess of such basis, as capital gain. For U.S. Holders that are corporations, a dividends received deduction may be available.

Non-U.S. Holders

Exchange of  Allelix Common Shares

     Non-U.S. Holders will not be subject to United States federal income tax as a result of an exchange of Allelix Common Shares for Exchangeable Shares, NPS Common Shares, cash or a combination thereof pursuant to the Arrangement, unless such gain is effectively connected with a United States trade or business of the Non-U.S. Holder (or, if a tax treaty applies, is attributable to a permanent establishment of the Non-U.S. Holder in the United States) or, in the case of gain recognized by an individual Non-U.S. Holder, such individual is present in the United States for 183 days or more during the taxable year of disposition and certain other conditions are satisfied.

Exchangeable Shares

     Dividends on Exchangeable Shares. No statutory, judicial or administrative authority exists that directly addresses the United States federal income tax treatment of the Exchangeable Shares and, therefore, such treatment is subject to some uncertainty. NPS and NPS Allelix have advised Allelix that, based on the fact that the Exchangeable Shares will be issued by NPS Allelix., a Canadian corporation, and dividends, if any on the Exchangeable Shares will be paid from the cash flow and earnings generated by NPS Allelix and its subsidiaries, they intend to treat dividends received by Non-U.S. Holders of Exchangeable Shares as dividends distributed by NPS Allelix not subject to United States withholding tax. If, contrary to this position, dividends on the Exchangeable Shares were determined to constitute income from United States sources, Non-U.S. Holders of Exchangeable Shares would likely be subject to United States withholding tax at a rate of 30 percent, or any lower rate specified by an applicable income tax treaty between the United States and the country of residence of the Non-U.S. Holder. Under the Canada-United States Income Tax Convention, a maximum rate of 15 percent applies to dividends from United States sources distributed to residents of Canada. See " - NPS Common Shares--Dividends on NPS Common Shares" and "Backup Withholding and Information Reporting--Dividends" below.

     Sale or Exchange of Exchangeable Shares. A Non-U.S. Holder generally will not be subject to United States federal income tax on any gain realized on the sale or other taxable disposition of Exchangeable Shares, including the exchange of Exchangeable Shares for NPS Common Shares, unless such gain is effectively connected with a United States trade or business of the Non-U.S. Holder (or, if a tax treaty applies, is attributable to a permanent establishment of the Non-U.S. Holder in the United States) or, in the case of gain recognized by an individual Non-U.S. Holder, such individual is present in the United States for 183 days or more during the taxable year of disposition and certain other conditions are satisfied. If it were to be determined that the Exchangeable Shares should be treated as shares of NPS, see the rules described below under "-NPS Common Shares--Sale or Exchange of NPS Common Shares" and " - Backup Withholding and Information Reporting--Sale or Exchange of NPS Common Shares".

NPS Common Shares

     Dividends on NPS Common Shares. Dividends paid to a Non-U.S. Holder of NPS Common Shares will generally be subject to withholding of United States federal income tax at a rate of 30 percent (or such lower rate as may be specified by an applicable income tax treaty) unless the dividend is (a) effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States or (b) if a tax treaty applies, attributable to a United States permanent establishment of the Non-U.S. Holder, in which case the dividend will be taxed at ordinary United States federal income tax rates. A Non-U.S. Holder may be required to satisfy certain certification requirements to claim treaty benefits or otherwise claim a reduction of, or exemption from, the 30 percent United States withholding tax described above. If the Non-U.S. Holder is a corporation, any effectively connected income may also be subject to an additional "branch profits tax".

     Sale or Exchange of NPS Common Shares. A Non-U.S. Holder generally will not be subject to United States federal income or withholding tax in respect of any gain recognized on the sale or other disposition of NPS Common Shares unless
(a) the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States, or if a tax treaty applies, is attributable to a permanent establishment of the Non-U.S. Holder in the United States; (b) in the case of a Non-U.S. Holder who is an individual, the Non-U.S. Holder is present in the United States for 183 or more days during the taxable year of the sale or other disposition and certain other conditions are satisfied; or (c) NPS is or has been a "U.S. real property holding corporation" ("USRPHC "), as discussed below.

     A USRPHC is a corporation organized under the laws of the United States or any state thereof, and 50 percent or more of the assets of which (including assets held indirectly through subsidiaries) consist of United States real
property interests.   NPS has advised Allelix that it has not determined whether
NPS is or will become a USRPHC [NTD: to be confirmed] for United States federal income tax purposes. If NPS were determined to be a USRPHC, a Non-U.S. Holder who owned (actually or constructively) more than 5 percent of the NPS Common Shares would generally be subject to United States federal income tax on any gain recognized on the sale or other disposition of the NPS Common Shares as if such gain were effectively connected with the conduct of a United States trade or business. Furthermore, if the Exchangeable Shares were determined to be shares of NPS and NPS were a USRPHC, a Non-U.S. Holder who owned (actually or constructively Exchangeable Shares with a fair market value in excess of 5 percent of the fair market value of the outstanding NPS Common Shares (determined at the time that the Non-U.S. Holder first acquired such Exchangeable Shares) would likely be subject to United States federal income tax on any gain recognized on such sale or other disposition as if such gain were effectively connected with the conduct of a United States trade or business. A Non-U.S. Holder who meets the 5 percent ownership criteria set forth above should consult its tax adviser concerning the United States federal income tax consequences to it if NPS were determined to be a USRPHC.

Backup Withholding and Information Reporting

U.S. Holders

     In general, a U.S. Holder may be subject to backup withholding at the rate of 31 percent with respect to dividends paid on NPS Common Shares and to proceeds from the sale, exchange or redemption of the NPS Common Shares, unless such U.S. Holder (a) is a corporation or comes with certain other exempt categories and, when required, demonstrates the fact, or (b) provides a correct taxpayer identification number, certifies as to no loss of exemption from backup withholding and otherwise complies with applicable requirements of the backup withholding rules. A U.S. Holder of NPS Common Shares who does not provide a correct taxpayer identification number may be subject to penalties imposed by the IRS.

     Amounts withheld under the backup withholding rules may be credited against a U.S. Holder's tax liability.

Non U.S. Holders

     United States backup withholding tax generally will not apply to dividends paid on NPS Common Shares to a Non-U.S. Holder at an address outside the United States. NPS must report annually to the IRS and to each Non-U.S. Holder the amount of dividends paid to, and the tax withheld with respect to, such Non-U.S. Holder, regardless of whether any tax was actually withheld. This information may also be made available to the tax authorities in the Non-U.S. Holder's country of residence.

     Sale or Exchange of NPS Common Shares. Upon the sale or other disposition of NPS Common Shares by a Non-U.S. Holder to or through a United States office of a broker, the broker must backup withhold at a rate of 31 percent and report the sale to the IRS, unless the Non-U.S. Holder certifies its Non-U.S. Holder status under penalties of perjury or otherwise establishes an exemption. Upon the sale or other disposition of NPS Common Shares by a Non-U.S. Holder to or through the foreign office of a United States broker, or a foreign broker with certain types of relationships to the United States, the broker must report the sale to the IRS (but not backup withhold), unless the broker has documentary evidence in its files that the seller is a Non-U.S. Holder and/or certain other conditions are met, or the Non-U.S. Holder otherwise establishes an exemption.

     Amounts withheld under the backup withholding rules are generally allowable as a credit against such Non-U.S. Holder's United States federal income tax liability, if any, which may entitle such Non-U.S. Holder to a refund, provided that certain required information is furnished to the IRS.

     On October 6, 1997, the IRS issued final regulations relating to the withholding, information reporting and backup withholding on certain payments made to Non-U.S. Holders, which are effective for payments made after December 31, 2000 (the "Final Regulations"). The Final Regulations alter the procedures for claiming benefits under an income tax treaty and may also alter the procedures for otherwise claiming a reduction of, or exemption from, the withholding obligations described above. In addition, the Final Regulations eliminate the current legal presumption that dividends paid to an address outside the United States are paid to non-U.S. residents. Each Non-U.S. Holder is urged to consult its tax adviser as to the effect, if any, of the final regulations on its ownership and disposition of Exchangeable Shares or NPS Common Shares.

                           INFORMATION CONCERNING NPS

Business of NPS

General

     NPS was incorporated in the State of Utah in 1986 and reincorporated in the State of Delaware in 1992. NPS is engaged in the discovery and development of small molecule drugs that are intended to address a variety of important diseases. NPS' approach to the discovery of novel drugs is to identify new drug targets and small molecules that modulate the activities of these targets, or the activities of previously identified targets, in ways that provide unique and effective therapies. NPS has pioneered the use of various whole cell and tissue functional screens in its drug discovery programs. These functional screens substantially enhance NPS' ability to discover new receptors and ion channels and new drug candidates that modulate the activities of specific receptors or ion channels through novel mechanisms. Functional screens were of critical importance, for example, in its discovery of calcimimetic compounds that modulate calcium receptor function as discussed below in more detail.

     NPS' most advanced programs focus on the development of small molecule drugs for the treatment of hyperparathyroidism (HPT), for osteoporosis, for neuroprotection in stroke and head trauma, and for epilepsy and bipolar disorder. The HPT and osteoporosis programs arose from NPS' pioneering work on a cell surface receptor, termed the "calcium receptor" or the "calcium sensing receptor." This receptor detects levels of extracellular calcium and is involved in numerous physiological processes. The neuroprotection program is based on NPS' work on small molecules with novel activity at the NMDA (N-methyl-D-aspartate) subtype of glutamate receptor-operated calcium channels. The epilepsy/bipolar disorder program is based on NPS' work on small molecules that belong to the same chemical class as valproic acid, but are structurally distinct and have significantly different biological properties. In addition, NPS is pursuing several discovery programs that are extensions of its research on calcium receptors and ion channels.

Hyperparathyroidism

     In the field of HPT, NPS has established a research collaboration and license arrangement with the Pharmaceutical Division of Kirin Brewery, Ltd. ("Kirin") and a development and license arrangement with Amgen Inc. ("Amgen"). Before entering into the arrangements with Kirin and Amgen, NPS initiated and conducted four clinical trials in the United States with NPS R-568, its lead drug candidate for the treatment of HPT. Under the Amgen agreement, on March 18, 1996, Amgen acquired full authority and assumed full responsibility for further development and commercialization of a drug for the treatment of HPT in its territory. In 1998, Amgen concluded dosing in a Phase II clinical trial using NPS R-568 in secondary HPT patients (patients on kidney dialysis). Amgen has since announced commencement of clinical trials with a second-generation compound licensed from NPS. Amgen has indicated that this second generation compound has more favourable metabolism and kinetic profiles than NPS R-568. In addition, Amgen has announced that it has successfully completed a Phase I safety trial with the second-generation compound, and began a Phase II clinical trial with the second-generation calcimimetic in secondary HPT in the second quarter of 1998, and began a Phase II clinical trial in primary HPT with the same compound in the third quarter of 1998. Amgen continues to conduct Phase II clinical trials with the second generation compound.

     While the HPT program is licensed to Amgen for most of the world, Kirin is NPS' licensee in Asia. Effective June 30, 1995, Kirin acquired full authority and assumed full responsibility for the development of a calcimimetic drug program for HPT in Japan, China, Hong Kong, North and South Korea, and Taiwan. Kirin began a Phase II clinical trial of NPS R-568 in Japan in December 1997, for which NPS earned a $2.0 million milestone payment. Kirin has announced that it will pursue development in Japan on the same second generation compound which Amgen has taken into clinical development in the United States. Amgen and Kirin have agreed to share with each other data generated from their respective development activities with the second generation compound. NPS is working with Amgen and Kirin to discover, identify, and characterize additional backup and second generation compounds for the treatment of HPT. There can be no assurance that the clinical trials will proceed as indicated or that a drug for the treatment of HPT will prove safe and/or effective, meet applicable regulatory standards, or be successfully marketed.

Osteoporosis

     In conjunction with SmithKline Beecham, NPS is applying calcium receptor technology to discovering, identifying, and characterizing orally active therapeutics for the treatment of osteoporosis. Osteoporosis is an age-related disorder that affects more than 200 million people worldwide, and is characterized by reduced bone density and an increased susceptibility to fractures. Among the elderly in particular, osteoporosis is a major cause of morbidity and mortality. The NPS and SmithKline Beecham research is focused on the stimulation of bone formation. Most osteoporosis patients are diagnosed only after they have already lost significant bone mass. As a result, a therapy that not only halts further bone loss, but that also builds new bone, would constitute a significant advancement in the treatment of osteoporosis. Under the collaboration with SmithKline Beecham, research efforts are being conducted to find small molecules that will stimulate bone formation. In January 1996, NPS received a milestone payment of $3.0 million from SmithKline Beecham for progress made in this program. In November 1997, the term of the research support obligation of SmithKline Beecham was extended for an additional period of up to three years. There can be no assurance that lead molecules will be identified, that preclinical and clinical trials will proceed, or that these molecules will prove safe and/or effective, meet applicable regulatory standards, or be successfully marketed.

Neuroprotection

     NPS has conducted research on a new class of compounds that modulate certain calcium channels. In this program NPS has selected a lead compound, NPS 1506, and focused its initial clinical development on neuroprotection in stroke and head trauma; other indications are being evaluated. The influx of calcium through glutamate receptor-operated calcium channels has been linked to a number of neurological disorders, including nerve cell death following stroke and head trauma. NPS 1506 and other compounds in this series antagonize NMDA receptor-operated calcium channels thereby reducing the influx of calcium. These compounds demonstrated neuroprotectant activity in preclinical animal models of stroke and head trauma. It appears that NPS 1506 works through a novel mechanism and exhibits potentially advantageous pharmacological properties. In July 1997, NPS began a Phase I clinical trial for NPS 1506 in healthy male volunteers. This Phase I trial was completed in the second quarter of 1998. Results of the trial indicated that NPS 1506 was safe and well tolerated. A Phase Ib trial was initiated in July 1998 to assess safety and tolerability in patients who had recently suffered a stroke. The clinical phase of this trial has been completed and NPS expects to complete the evaluation of the study data in 1999. NPS continues to formulate its clinical development plan. Future development of NPS 1506 and related compounds will be determined in conjunction with its efforts to find a partner to assist in the development of these compounds. There can be no assurance that NPS 1506 will be pursued further for stroke, head trauma, or other indications, or that any of the other compounds in this series will advance through clinical development, that NPS 1506 or any other compound from this series will prove safe and/or effective, meet applicable regulatory standards, or be successfully marketed.

Epilepsy and Bipolar

     NPS has initiated clinical testing of a proprietary compound, NPS 1776, proposed for the initial indications of epilepsy and bipolar disorder. NPS believes that NPS 1776 may be effective in the treatment of diseases such as epilepsy and bipolar disorder. "Epilepsy" refers to a family of more than 40 neurological conditions characterized by aberrant brain activity that results in a variety of seizure types. It affects roughly 2.5 million Americans. Bipolar disorder is characterized by the occurrence of both manic and depressive states, usually in alteration. Bipolar disorder affects about 2.5 million people in the United States. NPS 1776 is an orally active, small molecule drug that has demonstrated significant anticonvulsant safety properties in preclinical studies. In September 1998, NPS began clinical trials in the United Kingdom in healthy male volunteers to evaluate the safety and pharmacokinetics of the molecule. This trial was concluded in December 1998 and another trial was commenced, also in the United Kingdom, to confirm safety and tolerability in volunteers receiving multiple doses of the drug. NPS is preparing a development plan for further clinical trials to be conducted in the United States. Future development of NPS 1776 will be determined in conjunction with efforts to find a partner to assist in the development of this compound. There can be no assurance that NPS 1776 will advance through clinical development, will prove safe and/or effective, meet applicable regulatory standards, or be successfully marketed.

Discovery Programs

     Historically, NPS has engaged in discovery programs that seek to identify molecular targets for the development of new drugs. Among these, current activity focuses on other applications of calcium receptor technology and metabotropic glutamate receptors (mGluRs). Significant discoveries have been made with regard to novel forms of mGluRs. Small molecules active at these receptors have been identified. Drugs acting at specific mGluRs may provide relevant therapies for a number of neurological disorders. NPS is seeking a partner to assist in the development of the mGluR program. There can be no assurance that NPS will be successful in identifying lead compounds active at mGluRs, and that development of these compounds will prove to be safe and/or effective, meet applicable regulatory standards, or be successfully marketed.

In-Licensing and Product Acquisition

     Periodically, NPS evaluates alternatives for acquisition of late-stage product opportunities. This evaluation includes the consideration of merger and acquisition candidates and the search for in-licensing or joint venture development candidates. To date, the Transaction is the only such arrangement NPS has pursued to agreement. There can be no assurance that NPS will be able to negotiate acceptable licenses and/or collaborative agreements in the future or that efforts under any license and/or collaborative agreement will be successful.

Patents and Proprietary Technology

     NPS' success will depend in part on its ability to obtain patents, maintain trade secrets and operate without infringing on the proprietary rights of others, both in the United States and other countries. Periodically, NPS files patent applications to protect technology, inventions, and improvements that may be important to the development of its business. NPS relies on trade secrets, know-how, continuing technological innovations, and licensing opportunities to develop and maintain its competitive position.

     NPS files patent applications in its own name, and when appropriate, files and expects to continue to file, applications jointly with collaborators. These patent applications cover compositions of matter, methods of treatment, methods of discovery, use of novel compounds and novel modes of action, and recombinantly expressed receptors and gene sequences that are important in its research and development activities.

Manufacturing

     NPS anticipates that all products from its current programs will be made by synthetic chemical manufacturing techniques. As such, NPS believes the compounds can be precisely defined and characterized and should have relatively low manufacturing costs compared to current pharmaceutical industry costs and compared to recombinant proteins that are produced by the fermentation methods common to currently available biotechnology products.

     NPS has no manufacturing facilities. Under the Amgen, Kirin, and SmithKline Beecham agreements, each licensee is responsible for the manufacture of the applicable product. NPS relies on other manufacturers to produce the proprietary compounds for research and development activities and in sufficient quantities for preclinical and clinical purposes.

Documents Incorporated by Reference

     The following documents, filed by NPS with the SEC and reproduced as Appendices to the Circular, are specifically incorporated by reference in and form an integral part of this Circular:

     (a) NPS' Annual Report on Form 10-K/A for the fiscal year ended December 31, 1998 [(including Management's Discussion and Analysis of Financial Condition and Results of Operations)] which is attached to this Circular as Appendix J, without exhibits;

     (b) NPS' 1999 Definitive Proxy Statement on Schedule 14A dated April 21, 1999 with respect to the NPS annual meeting of stockholders held on May 26, 1999, which is attached to this Circular as Appendix K;

     (c) NPS' Quarterly Report on Form 10-Q for the quarterly period ended March 31,1999, which is attached to this Circular as Appendix L;

     (d) NPS' Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1999, which is attached to this Circular as Appendix M;

     (e) NPS' Quarterly Report on Form 10-Q for the quarterly period ended September 30,1999, which is attached to this Circular as Appendix N; and

     (f) NPS' Current Report on Form 8-K dated October 1, 1999 which is attached to this Circular as Appendix O.

     Any interim financial statements or Form 8-K reports filed by NPS with the SEC after the date of this Circular and prior to the Effective Time shall be deemed to be incorporated by reference in this Circular.

     Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for the purposes of this Circular to the extent that a statement contained herein, or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein, modifies or supersedes that statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Circular. The making of a modifying or superseding statement shall not be deemed an admission for any purposes that the modified or superseded statement, when made, constituted a misrepresentation, an untrue statement of a material fact or an omission to state a material fact that is required to be stated or that is necessary to make a statement not misleading in light of the circumstances in which it was made. Allelix assumes no responsibility for the above documents relating to NPS and its Affiliates filed by NPS with the SEC.

Share Capital Matters

     The following summary of certain provisions of NPS' capital stock describes all material provisions of, but does not purport to be complete and is subject to, and qualified in its entirety by, NPS' Amended and Restated Certificate of Incorporation and NPS' Amended and Restated By-laws and by the provisions of applicable Law.

Capital Stock Generally

     NPS' Certificate of Incorporation provides that the authorized capital stock of NPS is 20,000,000 NPS Common Shares, U.S.$.001 par value, and 5,000,000 shares of preferred stock, U.S.$.001 par value. As of __, 1999, there were __ NPS Common Shares outstanding and no shares of preferred stock outstanding. Upon completion of the Arrangement, NPS' Certificate of Incorporation will be amended to increase the authorized capital stock to 40,000,000 NPS Common Shares and 10,000,000 shares of preferred stock. There will be one share of preferred stock outstanding upon completion of the Arrangement (see "- NPS Special Voting Share"). NPS also has a Shareholder Rights Plan providing for the issuance of rights to purchase shares of preferred stock upon the occurrence of certain events related to an unsolicited tender offer or takeover bid (see "- Shareholders Rights Plan").

Common Shares

     The registered holders of NPS Common Shares are entitled to one vote for each share held of record on all matters submitted to a vote of the stockholders. The registered holders of NPS Common Shares are not entitled to cumulative voting rights with respect to the election of directors and, as a consequence, minority stockholders will not be able to elect directors on the basis of their votes alone. Subject to preferences that may be applicable to any then outstanding shares of preferred stock, registered holders of NPS Common Shares are entitled to receive rateably such dividends as may be declared by the Board out of funds legally available therefor. In the event of a liquidation, dissolution, or winding up of NPS, registered holders of the NPS Common Shares are entitled to share rateably in all assets remaining after payment of liabilities and the liquidation preference of any then outstanding preferred stock. Registered holders of NPS Common Shares have no pre-emptive rights and no right to convert their NPS Common Shares into any other securities. There are no redemption or sinking fund provisions applicable to the NPS Common Shares.

Preferred Stock

     The board of directors of NPS has the authority, without further action by the stockholders, to issue up to 5,000,000 shares of preferred stock (10,000,000 upon the completion of the Arrangement) in one or more series and to fix the rights, preferences, privileges, and restrictions thereof, including dividend rights, conversion rights, voting rights, terms of redemption, liquidation preferences, sinking fund terms, and the number of shares constituting any series or the designation of such series. The issuance of preferred stock could adversely affect the voting power of registered holders of NPS Common Shares and the likelihood that such holders will receive dividend payments and payments upon liquidation and could have the effect of delaying, deferring, or preventing a change in control of NPS.

NPS Special Voting Share

     A single share of special voting preferred stock of NPS will be authorized for issuance pursuant to the Arrangement Agreement. Except as otherwise required by law or by NPS' Amended and Restated Certificate of Incorporation, the NPS Special Voting Share will possess a number of votes equal to the number of outstanding Exchangeable Shares from time to time not owned by NPS or NPS Affiliates, which votes may be exercised for the election of directors and on all other matters submitted to a vote of the registered holders of NPS Common Shares. The registered holders of NPS Common Shares and the holder of the NPS Special Voting Share will vote together as a class on all matters, except as otherwise required by law. Pursuant to the Arrangement Agreement, the NPS Special Voting Share will be issued to the Trustee appointed under the Voting and Exchange Trust Agreement. In the event of a Liquidation Event, all outstanding Exchangeable Shares will automatically be exchanged for NPS Common Shares. The holder of the NPS Special Voting Share will not be entitled to receive dividends, and in the event of any liquidation, dissolution, or winding-up of NPS, will receive an amount equal to the par value thereof. At such time as the NPS Special Voting Share has no votes attached to it because there are no Exchangeable Shares outstanding not owned by NPS or NPS Affiliates, the NPS Special Voting Share will cease to have any rights (see "The Arrangement - Transaction Mechanics and Description of Exchangeable Shares - Voting, Dividend and Liquidation Rights of Registered Holders of Exchangeable Shares; Withholding Rights - Voting Rights with Respect to NPS").

Shareholders Rights Plan

     The Shareholders Rights Plan provides for the distribution of a preferred stock purchase right ("Right") as a dividend for each outstanding NPS Common Share. This right entitles registered holders of NPS Common Shares to acquire stock in NPS or in an acquirer of NPS at a discounted price in the event that a person or group acquires 20 percent or more of NPS' outstanding voting stock or announces a tender or exchange offer that would result in ownership of 20 percent or more of NPS' stock. Each Right entitles the registered holder to purchase from NPS 1/100th of a share of Series A Junior Participating Preferred Stock, par value U.S.$.001 per share at a price of U.S.$50 per 1/100th of a preferred stock, subject to adjustment. The Rights may only be exercised on the occurrence of certain events related to a hostile takeover of NPS as described above. In any event, the Rights will expire on December 31, 2001. The Rights may be redeemed by NPS at U.S.$.01 per Right at any time prior to expiration or the occurrence of an event triggering exercise.

Stock Exchange Listings

     The NPS Common Shares are traded on the NASDAQ Stock Market.

Principal Holders of Common Stock

     Allelix has been advised by NPS that the following table sets forth the number of NPS Common Shares held by each person known to NPS to beneficially own more than 5 percent of NPS Common Shares as at , 1999:

Name and Address of Beneficial Owner                   Amount and Nature of        Percent of NPS
                                                       Beneficial Ownership        Common Shares
__                                                     __                          __
__                                                     __                          __
__                                                     __                          __

Auditors, Transfer Agent and Registrar

     The auditors for NPS are KPMG, LLP, and the transfer agent and registrar for the NPS Common Shares is American Securities Transfer and Trust, Inc.

                       INFORMATION CONCERNING NPS ALLELIX

NPS Allelix

     NPS Allelix is a direct wholly-owned subsidiary of NPS Holdings (and an indirect wholly-owned subsidiary of NPS) incorporated under the Companies Act (British Columbia) on __, 1999 for the purpose of implementing the Arrangement. Allelix has been advised by NPS that NPS Allelix's only material assets upon completion of the Arrangement will be the issued and outstanding Allelix Common Shares. NPS Allelix's registered office address is __.

Directors and Officers

     The directors of NPS Allelix are:

     __
     __
     __

[NTD:  NPS to insert biographical information regarding directors]

     The officers of NPS Allelix are:
__                   __
__                   __
__                   __

     All of the officers of NPS Allelix are currently officers of NPS or its Affiliates.

Share Capital Matters

     The following summary of certain provisions of NPS Allelix's share capital describes all material provisions of NPS Allelix's share capital, but does not purport to be complete and is subject to, and qualified in its entirety by, NPS Allelix's Memorandum and Articles and by the provisions of applicable Law. See the Exchangeable Share Provisions attached to the Plan of Arrangement, which is attached as Appendix D hereto.

     Common Shares. As of November __, 1999, there were __ common shares of NPS Allelix outstanding, held by NPS Holdings. The registered holders of common shares of NPS Allelix are entitled to receive notice of and to attend all meetings of the shareholders and are entitled to one vote for each share held of record on all matters submitted to a vote of registered holders of common shares of NPS Allelix.

Subject to the prior rights of the registered holders of any shares ranking senior to the common shares of NPS Allelix with respect to priority in the payment of dividends, the registered holders of common shares of NPS Allelix are entitled to receive such dividends as may be declared by the board of directors of NPS Allelix out of funds legally available therefor. Registered holders of common shares of NPS Allelix are entitled upon any liquidation, dissolution or winding-up of NPS Allelix, subject to the prior rights of the registered holders of the Exchangeable Shares or any other shares ranking senior to the NPS Allelix common shares, to receive the remaining property and assets of NPS Allelix.

[NTD: NPS Allelix Preference Shares?]

     Exchangeable Shares. See "The Arrangement - Transaction Mechanics and Description of Exchangeable Shares" for a summary of certain provisions of the Exchangeable Shares.

Transfer Agent and Registrar

     The Transfer Agent and registrar for the Exchangeable Shares will be __.

                         INFORMATION CONCERNING ALLELIX

Business of Allelix

     Allelix is governed by the provisions of the CBCA. Allelix was originally incorporated in 1981 as Allelix Inc. and its original emphasis was on agricultural biotechnology and human diagnostics. In October 1989, Allelix redirected its focus to human therapeutics and changed its name to Allelix Biopharmaceuticals Inc.

     Allelix is a biopharmaceutical company that applies proprietary technologies to the identification of disease targets and to the discovery, design and development of novel pharmaceutical products. Products are commercialized in partnership with leading biotechnology and multinational pharmaceutical companies for global markets and by the company itself for niche market indications.

     Allelix discovers and develops pharmaceutical product candidates for commercialization through partnerships with established pharmaceutical companies. Allelix discovers products by applying chemical and biological approaches to disease targets identified through biotechnology. Allelix has completed a Phase II clinical trial for its leading product candidate: ALX1-11, a recombinant form of human parathyroid hormone, for the treatment of postmenopausal osteoporosis and in 1998 completed a Phase I trial for the treatment of migraine. Allelix has developed core capabilities in two areas of pharmaceutical drug discovery: protein therapeutics (particularly recombinant production of proteins and peptides) and receptor- and transporter-based drug design (focussed specifically in neuroscience) and has organized itself into two business units around these areas of expertise. Allelix believes that the core capabilities of its business units represent technology platforms, which can be applied within and between the business units to support development of additional product candidates.

     Allelix discovers, patents and develops promising lead compounds as human therapeutics. If such products are successfully commercialized, they typically enjoy significant periods of market exclusivity (depending on patent protection granted). To achieve profitable operations Allelix, alone or with others, must successfully develop and obtain regulatory approvals to market its products. To obtain these regulatory approvals and to achieve commercial success clinical trials must demonstrate that the products are safe for use in humans and that they are effective. There can be no assurances that the research and development conducted by Allelix will result in commercially viable products.

     All of Allelix's products are in either the research or the development stage and therefore Allelix does not generate revenue from product sales. Allelix funds its operations with the proceeds from collaborations with corporate partners, the sale of equity, interest income and government grants and loans.

     Allelix forms strategic collaborations with established pharmaceutical companies to exploit fully its technological strengths in drug discovery and gain access to worldwide pharmaceutical markets. Allelix currently has four significant collaborative agreements with established pharmaceutical companies: two agreements with Eli Lilly Canada Inc. to discover new drugs for psychiatric, neurological and eating disorders, an agreement with Janssen Pharmaceutica N.V. to discover new drugs for schizophrenia and/or dementia, and an agreement with Hoechst Marion Roussel for dopamine D4 drugs for neuropsychiatric disorders. To strengthen and accelerate its research and development efforts, Allelix also has established a network of collaborations with universities, academics, clinicians and research institutions.

     In deciding to initiate, continue or discontinue scientific programs, management rigorously evaluates each discovery target and product candidate from a commercial perspective, focusing on unserved or underserved medical needs which represent significant commercial opportunities. Market size, development cost, competitive environment, intellectual property protection, and attractiveness to potential pharmaceutical industry partners, among other factors impact the commercial opportunity.

     Allelix's business strategy is to enhance shareholder value by focusing on its core strengths through its business unit structure; developing technology platforms for drug discovery and development; collaborating with established pharmaceutical companies for broad-based clinical trials and worldwide commercialization; while building and maintaining strong relationships with universities, academics, clinicians and research institutions to gain access to novel product candidates and technologies. Patent protection is secured wherever possible. It is Allelix's full intent to reach profitability in as short a time period as possible.

     Allelix's business is divided into two primary business units: (i) Protein Therapeutics; and (ii) Neuroscience.

Business Units

Protein Therapeutics

     The primary focus of the Protein Therapeutics business unit is the development and commercialization of protein-based drugs for treating medical diseases or disorders related to hormone abnormalities or deficiencies. The scientific staff that supports the Protein Therapeutics business unit has experience in microbiology, protein manufacturing, purification and analytical chemistry.

Neuroscience

     The primary focus of the Neuroscience business unit is the use of rational drug design to develop novel drug candidates for the treatment of psychiatric, neurological and immunological disorders. The business unit has demonstrated its ability to discover and utilize human neuroreceptors, ion channels and neurotransporters for drug screening. The unit is currently developing product candidates for schizophrenia, dementia, obesity, diabetes, migraine, spasticity and pain.

Documents Incorporated by Reference

     The following documents, filed by Allelix with the Canadian securities regulatory authorities are specifically incorporated by reference in and form an integral part of this Circular:

     (a)  Allelix's Annual Information Form dated January 14, 1999;

     (b)  Allelix's Management Proxy Circular dated November 30, 1998;

     (c) Allelix's Consolidated Financial Statements for the year ended August 31, 1999, which are attached to this Circular as Appendix P.

     (d) Allelix's Management's Discussion and Analysis for the year ended August 31, 1999, which is attached to this Circular as Appendix Q; and

     (e)  Allelix's Material Change Report dated October 6, 1999.

     Any documents of the type referred to in the preceding paragraph (excluding confidential material change reports) filed by Allelix with the Canadian securities regulatory authorities after the date of this Circular and prior to the Effective Time shall be deemed to be incorporated by reference in this Circular.

     Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for the purposes of this Circular to the extent that a statement contained herein, or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein, modifies or supersedes that statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Circular. The making of a modifying or superseding statement shall not be deemed an admission for any purposes that the modified or superseded statement, when made, constituted a misrepresentation, an untrue statement of a material fact or an omission to state a material fact that is required to be stated or that is necessary to make a statement not misleading in light of the circumstances in which it was made.

1999 Financial Results and Management's Discussion and Analysis of Financial Condition and Results of Operations ("MD&A")

     On [October 21, 1999] the board of directors of Allelix approved Allelix's Consolidated Financial Statements for the year ended August 31, 1999, a copy of which is attached to this Circular as Appendix P. A copy of management's discussion and analysis of financial condition and results of operations of Allelix for the year ended August 31, 1999 is attached to this Circular as Appendix Q.

[NTD: to be inserted by Allelix]

Information Concerning Forward-looking Statements

[NTD: to be revised by Allelix]

     Statements in the preceding section, Management's Discussions and Analysis of Financial Condition and Results of Operations, to the extent not based on historical events, constitute forward-looking statements. Forward-looking statements include, without limitation, statements evaluating market and general economic conditions and statements regarding future-oriented costs and expenditures. Investors are cautioned not to place undue reliance on these forward-looking statements, which reflect management's analysis only as of the date thereof. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially. Such risks and uncertainties with respect to Allelix include the effect of general economic conditions, Year 2000 risks, actions by government regulatory authorities, and __.

Directors and Officers

     On __, 1999, the directors and officers of Allelix as a group beneficially owned or had voting control or direction over __ Allelix Common Shares carrying approximately __ percent of the number of votes entitled to be cast at the Allelix Meeting by the Allelix Common Shareholders.

     As of the date hereof, the name and municipality of residence of each director and officer of Allelix, the date when each became a director or officer and the principal occupation of each during the past five years were as follows:

Name/Residence                            Position                           Principal Occupation                   Director/
                                                                                                                  Officer Since
-------------------------------------------------------------------------------------------------------------------------------
George E. Connell                         Director                 President Emeritus, University of Toronto          1995
Toronto, Ontario
-------------------------------------------------------------------------------------------------------------------------------
William W. Crouse                         Director               Managing Director, HealthCare Ventures L.L.C.        1997
Princeton, NJ
-------------------------------------------------------------------------------------------------------------------------------
John R. Evans, M.D.                       Director               Chairman of Allelix                                  1983
Toronto, Ontario
-------------------------------------------------------------------------------------------------------------------------------
Irving S. Johnson, Ph.D.                  Director               Biomedical Research Consultant since 1988, prior     1992
Sanibel Island, Florida                                          thereto, Vice President, Research, Eli Lilly &
                                                                 Co., (a pharmaceutical company)
-------------------------------------------------------------------------------------------------------------------------------
Edward Rygiel                             Director               President and Chief Executive Officer, MDS           1989
Toronto, Ontario                                                 Capital Corp., (a venture capital corporation)
-------------------------------------------------------------------------------------------------------------------------------
Nelson Sims                               Director               Executive Director of Alliance Management, Eli       1995
Indianapolis, Indiana                                            Lilly & Company
-------------------------------------------------------------------------------------------------------------------------------
Dr. Calvin R. Stiller                    Director                Chairman and Chief Executive Officer of Canadian     1999
Arva, Ontario                                                    Medical Discoveries Fund Inc.; prior thereto,
                                                                 Professor, Department of Medicine, University of
                                                                 Western Ontario
-------------------------------------------------------------------------------------------------------------------------------
Graham Strachan                         Director                 President and Chief Executive Officer of Allelix     1989
Toronto, Ontario                                                 (retired)
-------------------------------------------------------------------------------------------------------------------------------
James R. Howard-Tripp                                            Senior Vice President, Neuroscience, Vice            1996
Burlington, Ontario                                              President, Business Development, prior thereto,
                                                                 Vice President, Business Development,
                                                                 Wyeth-Ayerst
-------------------------------------------------------------------------------------------------------------------------------
Paul J. Van Damme                                                Sr. Vice President & Chief Financial Officer,        1997
Toronto, Ontario                                                 Vice President, Finance and Chief Financial
                                                                 Officer, GlycoDesign Inc.; prior thereto, Senior
                                                                 Vice-President and Chief Financial Officer,
                                                                 TeleZone Corporation..
-------------------------------------------------------------------------------------------------------------------------------

     From among its members, the board of directors appoints a number of committees with specific duties, including an Audit Committee, a Compensation Committee and a Corporate Governance Committee. The members of the Audit Committee are Dr. George Connell and Edward Rygiel. The members of the Compensation Committee are Dr. George Connell, Dr. John Evans, Edward Rygiel and Nelson Sims. The members of the Corporate Governance Committee are all of the directors of Allelix except the President and Chief Executive Officer.

Indebtedness of Directors and Senior Officers of Allelix

     None of the directors, executive officers or senior officers of Allelix is, as of the date hereof, in any way, directly or indirectly, indebted to Allelix by way of a guarantee, support agreement or letter of credit or other similar arrangement or understanding provided by Allelix.

Directors' and Officers' Liability Insurance

     Allelix maintains directors' and officers' liability insurance against claims made in the aggregate amount of $20,000,000 per occurrence. The total deductible per occurrence is $250,000. During the year premiums paid in respect of directors and officers as a group for liability insurance totalled $45,000. None of the directors or officers paid any premiums associated with such liability insurance.

Share Capital Matters

     The authorized capital of Allelix consists of an unlimited number of common shares and an unlimited number of preferred shares issuable in series.

Allelix Preferred Shares

     As of November 9, 1999, 1,000 Allelix Preferred Shares were issued and outstanding. The Allelix Preferred Shareholder is generally not entitled to receive notice of or to attend any meeting of the shareholders of Allelix or to vote at any such meeting, except as otherwise provided in the CBCA, unless such meeting is called for the purpose of changing certain terms of the Allelix Preferred Shares. Allelix Preferred Shares rank senior to Allelix Common Shares in respect to the preferences as to distributions and payments upon the liquidation, dissolution or winding-up of Allelix. Pursuant to the Preferred Share Conditions, the Allelix Preferred Shares shall automatically convert into Allelix Common Shares at a specified conversion rate no later than April 30, 2000.

Allelix Common Shares

     As of November 9, 1999, 20,126,232 Allelix Common Shares were issued and outstanding. Allelix Common Shareholders are entitled to one vote for each share held at all meetings of Allelix Common Shareholders, other than meetings at which only registered holders of another specified class or series are entitled to vote and are entitled to receive dividends as and when declared by the board of directors of Allelix from time to time. On the liquidation, dissolution or winding up of Allelix, Allelix Common Shareholders (subject to the rights of registered holders of any shares ranking prior to the Allelix Common Shares) are entitled to receive the remaining property of Allelix.

Executive Compensation

Report on Executive Compensation

     The Compensation Committee approves all of the policies under which compensation is paid or awarded to Allelix's named executive officers. In addition, the Compensation Committee makes recommendations to the board of directors regarding the granting of options to the named executive officers, other employees, directors and various consultants under the Allelix Stock Option Plan.

     Under the direction of the Compensation Committee, Allelix has implemented compensation practices that seek to enhance the performance of Allelix and increase its value to all shareholders.

Compensation Philosophy

     The Compensation Committee intends to continually monitor and refine the executive compensation program of Allelix to ensure a high correlation between level of compensation and return to shareholders, recognizing, however, that, in a very competitive industry and difficult time, executives may be performing well in this regard by protecting, without necessarily enhancing, shareholder value.

     The Compensation Committee attempts to position its executive compensation targets competitively with other companies within the biotechnology/pharmaceutical industry using a number of different sources of information to evaluate and establish appropriate compensation practices.

     Allelix's executive compensation program has two components - base salary and cash and/or stock option bonuses.

Description of Compensation Program

     Base salaries have been established at levels that the Compensation Committee believes are sufficient to attract, motivate and retain highly qualified executives. While aggregate base salary increases are intended to parallel increases in the salary levels of the biotechnology/pharmaceutical industry as a whole, individual executive salary increases will reflect the individuals level of performance and, to a lesser extent, trends within the industry.

     Cash and/or stock option bonuses are utilized to recognize and reward exceptional performance by executives in helping Allelix to achieve significant strategic and operational milestones, establish strategic alliances or joint ventures, or otherwise enhance overall Company value.

     The integrity of Allelix's executive compensation program relies on clearly defined individual executive objectives and annual evaluation of individual executive performance against these objectives.

Discussion of CEO Compensation

[NTD: to be inserted by Allelix]

Summary Compensation Table

     The following table sets forth the compensation awarded or paid to, or earned by each of Allelix's five most highly compensated executive officers (referred to collectively as the "named executive officers") during the financial years ended August 31, 1999, 1998, 1997 and 1996.

                                         Annual Compensation
                                                       Securities
Name & Principal             Year   Salary    Bonus   Under Options    All Other Compensation /(1)/
Function                             ($)       ($)     Granted (#)               ($)
---------------------------------------------------------------------------------------------------
Graham Strachan(2)           1999  225,000   45,000          ---               27,000
President & CEO              1998  220,000   50,000       50,000               26,360
                             1997  206,666   50,000       10,000               13,500
                             1996  191,667   65,000       10,000               13,500
---------------------------------------------------------------------------------------------------
John W. Dietrich(3)          1999  135,000   20,000          ---                4,500
Sr. VP, Research             1998  180,000   20,000          ---                6,750
& Development                1997  180,000   10,000       10,000                6,750
                             1996  180,000   25,000        5,000                6,750
---------------------------------------------------------------------------------------------------
James R. Howard-Tripp(4)     1999  195,000   25,000      100.000                7,350
Sr. VP, Neuroscience         1998  168,333   40,000       50,000                6,733
                             1997  125,210   10,000       23,000                3,413
                             1996
---------------------------------------------------------------------------------------------------
W. Douglas Froom(5)          1999  126,666   20,000          ---                5,067
Sr. VP, Protein              1998  161,167      ---       10,000                6,447
 Therapeutics                1997  142,500   10,000       10,000                5,840
                             1996  134,167   50,000       10,000                5,367
---------------------------------------------------------------------------------------------------
Paul J. Van Damme(6)         1999  149,167   20,000      100,000                5,967
Sr. VP & Chief Financial     1998  137,487      ---       20,000                4,200
 Officer
===================================================================================================

(1) Allelix's contributions to pension plan accounts, including a one-time payment of $12,860 to Graham Strachan in respect of past service.
(2) Graham Strachan retired as President and CEO of Allelix effective August 31, 1999.
(3)  John W. Dietrich resigned May 31, 1999
(4) James R. Howard-Tripp was appointed VP, Business Development effective September 9, 1996 (and is now Sr. VP, Neuroscience).
(5) W. Douglas Froom ceased to be Sr VP, Protein Therapeutics October 31, 1998 and received severance of $__
(6) Paul J. Van Damme was appointed VP Finance and CFO effective September 8, 1997 and is now Sr. VP and CFO.

Termination of Employment, Change of Responsibility and Employment Contracts

     Allelix has not entered into formal employee agreements/contracts with any of the named executive officers.

Long-Term Incentive Plans - Awards in the Year Ended August 31, 1999

     Allelix has no Long-Term Incentive Plan in place at this time.

Option Grants During the Year Ended August 31, 1999


Share Option Plan

[NTD: to be revised by Allelix]

     In December, 1991, Allelix established the Allelix Stock Option Plan pursuant to which it may grant to directors, officers, employees and consultants of Allelix and any Subsidiaries non-assignable options to acquire Allelix Common Shares in numbers not to exceed 10 percent of the aggregate number of issued and outstanding Allelix Common Shares. In March 1994, the TSE revised its policy governing share incentive arrangements. Effective October 11, 1995 (and subsequently ratified by the shareholders at Allelix's Annual and Special General Meeting on February 6, 1996), the board of directors of Allelix adopted an amendment to the Allelix Stock Option Plan to reflect the revised TSE policy and increase Allelix's flexibility in granting compensation in the form of share incentives. Under the Allelix Stock Option Plan, as amended, the aggregate number of Allelix Common Shares that may be issued under the Allelix Stock Option Plan was increased to 2,000,000, provided that the number of options outstanding at any time shall not exceed 12 percent of the then outstanding Allelix Common Shares. In connection with the acquisition of Trophix Pharmaceuticals Inc. during fiscal 1997, Allelix assumed existing obligations under the stock option plan of Trophix by issuing options to purchase 380,367 Allelix Common Shares. At August 31, 1999, there were outstanding a total of
__ options to purchase Allelix Common Shares granted to directors, officers, employees and consultants of Allelix. Excluded from the above are an additional 265,000 options to purchase Allelix Common Shares granted in connection with the acquisition of product licensing rights. Currently,

115,000 are exercisable and the balance of 150,000 are unvested until future milestones are achieved.

     The purpose of the Allelix Stock Option Plan is to attract, encourage and increase the incentive for continued service of directors, officers, employees and consultants of Allelix and its Subsidiaries by facilitating their purchase of equity interests in Allelix. The recipients will be entitled to receive, at no cost to them, options to purchase Allelix Common Shares within a fixed period of time and at a specified price per share. The Allelix Stock Option Plan is administered by the Compensation Committee of the board of directors. Under the Allelix Stock Option Plan, the exercise price for each stock option will be equal to the value of the Allelix Common Shares, determined as of the date immediately preceding the date of the grant, but in any event will not be less than that permitted by the relevant regulatory authorities including any stock exchanges on which the Allelix Common Shares are listed.

Bonus Plan

     In December 1991, Allelix established a bonus share plan (the "Bonus Plan") pursuant to which it may declare bonuses payable to officers, employees and consultants of Allelix and any Subsidiaries, and which bonuses may be payable in common shares. The purpose of the Bonus Plan is to compensate the recipients of the Allelix Common Shares for their contribution to Allelix, and to encourage further participation and contribution to benefit Allelix. The Bonus Plan is administered by the Compensation Committee. Allelix does not currently intend to issue any more than 20,000 common shares pursuant to the Bonus Plan in any year. During the 1998 fiscal year ended August 31, 1998, 19 Allelix Common Shares were issued under the Bonus Plan. During the 1999 fiscal year ended August 31, 1999, shares were issued pursuant to the Bonus Plan. No bonus plan shares were issued to executive officers in 1998 or 1999.

Employee Share Ownership Plan

     All employees of Allelix are eligible to participate in the Employee Share Ownership Plan on the first enrollment date immediately following satisfactory completion of the employee's three-month probationary period of employment. Plan members, upon written notice to Allelix, may terminate their participation in the plan at any time.

     Employee contributions are made through monthly payroll deductions. Each employee determines his or her own contribution level, however it must be at least $20 per month and may not exceed the lesser of 5% of the employee's monthly salary or $3,500 per annum. Each month, Allelix contributes an additional 10% of the employee's contribution towards the purchase of shares in the open market.

     All administrative fees associated with the plan are paid by Allelix. Brokerage fees associated with the purchase of shares are also paid by Allelix. All fees associated with the sale of shares acquired under the plan are, however, the responsibility of the plan member.

Option Grants in Latest Financial Year

     The following table sets forth the particulars of individual grants of options to purchase or acquire securities of Allelix made during the fiscal year ended August 31, 1999 to each of the named executive officers:

                                                        % of Total
                                                      Options Granted           Exercise or Base
Name and Principal            Securities Under        to Employees in                Price                 Expiration Date
Function                      Options Granted           Fiscal Year             ($/Security)(2)
-----------------------------------------------------------------------------------------------------------------------------
James R. Howard-Tripp
Sr. VP, Neuroscience            100,000/(1)/               18.32%                    $2.30                  June 23, 2009
-----------------------------------------------------------------------------------------------------------------------------
Paul J. Van Damme
Sr. VP & Chief Financial
Officer                         100,000/(1)/               18.32%                    $2.30                  June 23, 2009
-----------------------------------------------------------------------------------------------------------------------------

(1) These options become exercisable as follows: 1/3 on December 31, 1999, 1/3 on December 31, 2000 and the remaining 1/3 on December 31, 2001. Options are for a term of 10 years from date of grant.
(2) The exercise price of all options issued is equal to the closing price of the Allelix Common Shares on the TSE as of the date immediately preceding the date of the grant.

Aggregated Option Exercises in Latest Fiscal Year and Fiscal Year-End Option Values

     The following table sets forth particulars concerning each exercise of options during the fiscal year ended August 31, 1999, by each of the named executive officers and the fiscal year end value of unexercised options held by each of the named executive officers on an aggregated basis.

                                                                                                    Value of Unexercised
Name and Principal       Securities          Aggregate           Unexercised Options at            In-the-Money Options at
    Function             Acquired on       Value Realized          Fiscal Year-End (#)             Fiscal Year-End ($)/(1)/
                         Exercise (#)          ($)             Exercisable/Unexercisable/(2)/      Exercisable/Unexercisable
-----------------------------------------------------------------------------------------------------------------------------
Graham Strachan
President & CEO            nil                 nil                     82,600/50,000                          nil/nil
-----------------------------------------------------------------------------------------------------------------------------
John W. Dietrich
Sr. VP, Research
& Development              nil                 nil                      50,000/nil                            nil/nil
-----------------------------------------------------------------------------------------------------------------------------
W. Douglas Froom
Sr. VP, Protein
Therapeutics               nil                 nil                    77,000/10,000                           Nil/nil
-----------------------------------------------------------------------------------------------------------------------------
James R. Howard-
Tripp
Sr. VP,
Neuroscience               nil                 nil                    16,334/181,666                        $15,000
-----------------------------------------------------------------------------------------------------------------------------


Paul J. Van Damme
Sr. VP & Chief
 Financial Officer         nil                 nil                     13,334/131,666                       $15,000
==============================================================================================================================

(1) Value of unexercised in-the-money options calculated using the closing price of Allelix Common Shares on the TSE on August 31, 1999 (i.e. $2.45/share), less the exercise price of in-the-money stock options.

(2) Shareholder approval is sought for the reissuance of options to purchase Allelix Common Shares previously granted to, among others, Graham Strachan, John W. Dietrich, James Howard-Tripp and Paul J. Van Damme. If the shareholder approval is granted, the unexercised options/unexercisable options at the fiscal year end for the above directors will be as follows:
    Graham Strachan (41,301/25,000), John W. Dietrich (50,000/-), James Howard-Tripp (8,167,/153,333) and Paul J. Van Damme (6,667/128,333).

                       TABLE OF OPTION AND SAR REPRICINGS

                                          Securities      Market                                   Length of
                                             Under       Price of      Exercise                    Original
                                           Options/     Securities     Price at                     Option
                                             SARs       at Time of     Time of                       Term
                                           Repriced     Repricing     Repricing        New         Remaining
                                              or            or            or         Exercise     at Date of
                             Date of        Amended     Amendment     Amendment       Price        Repricing
         Name               Repricing         (#)      ($/Security)  ($/Security)  ($/Security)  or Amendment
          (a)                  (b)            (c)          (d)           (e)           (f)            (g)
-------------------------------------------------------------------------------------------------------------
Graham Strachan          April 15, 1999       32,000         $2.80        $ 6.88         $2.80    3.00 years
President & CEO          April 15, 1999        1,268          2.80          6.50          2.80    3.58 years
                         April 15, 1999       20,000          2.80          7.50          2.80    4.58 years
                         April 15, 1999        1,000          2.80          7.00          2.80    4.83 years
                         April 15, 1999        8,334          2.80          5.63          2.80    5.75 years
                         April 15, 1999       10,000          2.80         21.70          2.80    7.00 years
                         April 15, 1999       10,000          2.80         11.00          2.80    7.83 years
                         April 15, 1999       50,000          2.80         11.20          2.80    8.25 years
-------------------------------------------------------------------------------------------------------------
James R. Howard-Tripp    April 15, 1999       20,000          2.80         20.00          2.80    7.25 years
Sr. VP, Neuroscience     April 15, 1999        3,000          2.80         11.00          2.80    8.00 years
                         April 15, 1999       50,000          2.80         11.20          2.80    8.42 years
-------------------------------------------------------------------------------------------------------------
Paul J. Van Damme        April 15, 1999       20,000          2.80         11.20          2.80    8.25years
Senior Vice President,
Chief Financial Officer
and Corporate Secretary
-------------------------------------------------------------------------------------------------------------

Stock Performance Graph

[NTD: to be inserted]

Stock Exchange Listings

     The Allelix Common Shares are listed on the TSE and the ME.

Principal Holders of Allelix Common Shares

     To the knowledge of the directors and officers of Allelix the following are the only persons, entities or corporations beneficially owning, directly or indirectly, or exercising control or direction over greater than 10 percent of the outstanding Allelix Common Shares as of November 9, 1999. BVF Partners L.P. held 2,400,000 Allelix Common Shares representing approximately 11.9 percent of the Allelix Common Shares outstanding.

Auditors, Transfer Agents and Registrars

     The auditors of Allelix are Ernst & Young LLP., Toronto. The transfer agent and registrar for the Allelix Common Shares and the Allelix Preferred Shares is CIBC Mellon Trust Company (Toronto).

                       COMPARISON OF SHAREHOLDERS' RIGHTS

     Allelix was incorporated under the CBCA and, accordingly, is governed by the laws of Canada, the Allelix Articles of Incorporation and the Allelix By-laws. NPS was reincorporated under the Delaware General Corporation Law ("DGCL") and, accordingly, is governed by the laws of Delaware, the NPS Amended and Restated Certificate of Incorporation and the NPS Amended and Restated By-laws. In the event that the Transaction is consummated, Allelix Common Shareholders at the Effective Time will have their Allelix Common Shares exchanged for NPS Common Shares or Exchangeable Shares, and will have the right to exchange the Exchangeable Shares for an equivalent number of NPS Common Shares.

     While the rights and privileges of shareholders of a Delaware corporation are, in many instances, comparable to those of shareholders of a CBCA corporation, there are certain differences. The following is a summary of the most significant differences in shareholder rights. These differences arise from differences between Delaware and Canadian law, between the DGCL and the CBCA and between the Allelix Articles of Incorporation and the Allelix By-laws and the NPS Amended and Restated Certificate of Incorporation and the NPS Amended and Restated By-laws. This summary is not intended to be complete and is qualified in its entirety by reference to the DGCL, the CBCA and the governing corporate instruments of NPS and Allelix. For a description of the respective rights of the registered holders of NPS Common Shares and Allelix Common Shares see, respectively, "Information

Concerning NPS - Share Capital Matters" and "Information Concerning Allelix - Share Capital Matters".

Vote Required for Extraordinary Transactions

CBCA

     Under the CBCA, certain extraordinary corporate actions, such as certain amalgamations, continuances, sales, leases or exchange of all or substantially all of the property of a corporation other than in the ordinary course of business, and other extraordinary corporate actions such as liquidations, dissolutions and (if ordered by a court) arrangements, are required to be approved by special resolution. A special resolution is a resolution passed by not less than two-thirds of the votes cast by the shareholders entitled to vote on the resolution. In certain cases, a special resolution to approve an extraordinary corporate action is also required to be approved separately by the registered holders of a class of series of shares.

     Matters such as take-over bids, issuer bids, or self-tenders, going-private transactions and transactions with directors, officers, significant shareholders and other related parties to which Allelix is a party will be subject to regulation by Canadian provincial securities legislation and administrative policies of Canadian securities administrators.

DGCL

     The DGCL requires the affirmative vote of a majority of the outstanding stock entitled to vote thereon to authorize any merger, consolidation, dissolution or sale of substantially all of the assets of a corporation, except that, no authorizing stockholder vote is required of a corporation surviving a merger if (a) such corporation's certificate of incorporation is not amended in any respect by the merger, (b) each share of stock of such corporation outstanding immediately prior to the effective date of the merger will be an identical outstanding or treasury share of the surviving corporation after the effective date of the merger and (c) the number of shares to be issued in the merger does not exceed 20 percent of such corporation's outstanding common stock immediately prior to the effective date of the merger. Stockholder approval is also not required under the DGCL for mergers or consolidations in which a parent corporation merges or consolidates with a subsidiary of which it owns at least 90 percent of the outstanding shares of each class of stock.

     Matters such as take-over bids, issuer bids, or self-tenders, going private transactions and transactions with directors, officers, significant shareholders officers, significant shareholders and other related parties to which NPS is a party will be subject to regulation under United States securities laws, regulations and policies.

Amendment to Governing Documents

CBCA

     Under the CBCA, any amendment to the articles generally requires the approval by special resolution, which is a resolution passed by a majority of not less than two-thirds of the votes cast by shareholders entitled to vote on the resolution. Under the CBCA, unless the articles or by-laws otherwise provide, the directors may, by resolution, make, amend or repeal any by-law that regulates the business or affairs of a corporation. Where the directors make, amend or repeal a by-law, they are required under the CBCA to submit the by-law, amendment or repeal to the shareholders at the next meeting of shareholders, and the shareholders may confirm, reject or amend the by-law, amendment or repeal by an ordinary resolution, which is a resolution passed by a majority of the votes cast by shareholders present and entitled to vote on the resolution.

DGCL

     The DGCL requires a vote of the corporation's board of directors followed by the affirmative vote of a majority of the outstanding stock of each class entitled to vote for any amendment to the certificate of incorporation. If an amendment alters the powers, preferences or special rights of a particular class or series of stock so as to affect them adversely, that class or series shall be given the power to vote as a class notwithstanding the absence of any specifically enumerated power in the certificate of incorporation. The DGCL also states that the power to adopt, amend or repeal the by-laws of a corporation shall be in the stockholders entitlement to vote, provided that the corporation in its certificate of incorporation may confer such power on the board of directors in addition to the stockholders. The NPS Amended and Restated Certificate of Incorporation allocates by-law adoption and selection rights to the directors and the stockholders.

Dissenters' Rights

CBCA

     The CBCA provides that shareholders of a CBCA corporation entitled to vote on certain matters are entitled to exercise dissent rights and to be paid the fair value of their shares in connection therewith. The CBCA does not distinguish for this purpose between listed and unlisted shares. Such matters include (a) any amalgamation with another corporation (other than with certain affiliated corporations); (b) an amendment to the corporation's articles to add, change or remove any provisions restricting the issue, transfer or ownership of shares; (c) an amendment to the corporation's articles to add, change or remove any restriction upon the business or businesses that the corporation may carry on or upon the powers that the corporation may exercise; (d) a continuance under the laws of another jurisdiction; (e) a sale, lease or exchange of all or substantially all of the property of the corporation other than in the ordinary course of business; (f) a court order permitting a shareholder to dissent in connection with an application to the court for an order approving an arrangement proposed by the corporation; or (g) certain amendments to the articles of a corporation which require a separate class or series vote, provided that a shareholder is not entitled to dissent if an amendment to the articles is effected by a court order approving a reorganization or by a court order made in connection with an action for an oppression remedy. Under the CBCA, a shareholder may, in addition to exercising dissent rights, seek an oppression remedy for any act or omission of a corporation which is oppressive, unfairly prejudicial to or that unfairly disregards a shareholder's interest.

DGCL

     Under the DGCL, registered holders of shares of any class or series have the right, in certain circumstances, to dissent from a merger or consolidation of the corporation by demanding payment in cash for the shares equal to the fair value (excluding any appreciation or depreciation as a consequence, or in expectation, of the transaction) of such shares, as determined by agreement with the corporation or by an independent appraiser appointed by a court in an action timely brought by the corporation or the dissenters. The DGCL grants dissenters appraisal rights only in the case of mergers or consolidations and not in the case of a sale or transfer of assets or a purchase of assets for stock regardless of the number of shares being issued. Further, no appraisal rights are available for shares of any class or series listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by NASDAQ or held of record by more than 2,000 stockholders, unless the agreement of merger or consolidation converts such shares into anything other than (a) stock of the surviving corporation, (b) stock of another corporation which is either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by NASDAQ or held of record by more than 2,000 stockholders, (c) cash in lieu of fractional shares, or (d) some combination of the above. In addition, dissenter's rights are not available for any shares of the surviving corporation if the merger did not require the vote of the stockholders of the surviving corporation.

Oppression Remedy

CBCA

     The CBCA provides an oppression remedy that enables the court to make any order, both interim and final, to rectify the matters complained of, if the Director appointed under section 260 of the CBCA is satisfied upon application by a complainant (as defined below) that: (i) any act or omission of the corporation or an affiliate effects a result; (ii) the business or affairs of the corporation or an affiliate are or have been carried on or conducted in a manner; or (iii) the powers of the directors of the corporation or an affiliate are or have been exercised in a manner; that is oppressive or unfairly prejudicial to, or that unfairly disregards the interest of any security holder, creditor, director or officer of the corporation. A complainant includes: (a) a present or former registered holder or beneficial owner of securities of a corporation or any of its affiliates; (b) a present or former officer or director of the corporation or any of its affiliates; (c) the Director; and (d) any other person who in the discretion of the court is a proper person to make such application.

     Because of the breadth of the conduct which can be complained of and the scope of the court's remedial powers, the oppression remedy is very flexible and is frequently relied upon to safeguard the interest of shareholders and other complainants which have a substantial interest in the corporation. Under the CBCA, it is not necessary to prove that the directors of a corporation acted in bad faith in order to seek an oppression remedy. Furthermore, the court may order the corporation to pay the interim expenses of a complainant seeking an oppression remedy, but the complainant may be held accountable for such interim costs on final disposition of the complaint (as in the case of derivative action).

DGCL

     The DGCL does not provide for an oppression remedy.

Derivative Actions

CBCA

     Under the CBCA, a complainant may apply to the court for leave to bring an action in the name of and on behalf of a corporation or any subsidiary, or to intervene in an existing action to which any such body corporate is a party, for the purpose of prosecuting, defending or discontinuing the action on behalf of the body corporate. Under the CBCA, no action may be brought and no intervention in an action may be made unless the complainant has given reasonable notice to the directors of the corporation or its subsidiary of the complainant's intention to apply to the court and the court is satisfied that
(a) the directors of the corporation or its subsidiary will not bring, diligently prosecute or defend or discontinue the action; (b) the complainant is acting in good faith; and (c) it appears to be in the interests of the corporation or its subsidiary that the action be brought, prosecuted, defended or discontinued.

     Under the CBCA, the court in a derivative action may make any order it thinks fit including, without limitation, (i) an order authorizing the complainant or any other person to control the conduct of the action, (ii) an order giving directions for the conduct of the action, (iii) an order directing that any amount adjudged payable by a defendant in the action shall be paid, in whole or in part, directly to former and present security holders of the corporation or its subsidiary instead of to the corporation or its subsidiary, and (iv) an order requiring the corporation or its subsidiary to pay reasonable legal fees and any other costs reasonably incurred by the complainant in connection with the action. Additionally, under the CBCA, a court may order a corporation or its subsidiary to pay the complainant's interim costs, including reasonable legal fees and disbursements. Although the complainant may be held accountable for the interim costs on final disposition of the complainant, it is not required to give security for costs in a derivative action.

DGCL

     Derivative actions may be brought in Delaware by a stockholder on behalf of, and for the benefit of, the corporation. The DGCL provides that a stockholder must aver in the complaint that he or she was a stockholder of the corporation at the time of the transaction of which he or she complains. A stockholder may not sue derivatively unless he or she first makes demand on the corporation that it bring suit and such demand has been refused, unless it is shown that such demand would have been futile.

Shareholder Consent in Lieu of Meeting

CBCA

     Under the CBCA, shareholders action without a meeting may only be taken by written resolution signed by all shareholders who would be entitled to vote thereon at a meeting.

DGCL

     Under the DGCL, unless otherwise provided in the certificate of incorporation, any action required to be taken or which may be taken at an annual or special meeting of stockholders may be taken without a meeting if a consent in writing is signed by all the registered holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize such action at a meeting at which all shares entitled to vote were present and voted. The NPS Amended and Restated Certificate of Incorporation [does not contain any special provision relating to action by written consent] and the NPS Amended and Restated By-laws [specifically authorize action by written consent].

Director Qualifications

CBCA

     A majority of the directors of a CBCA corporation generally must be resident Canadians but where a corporation earns in Canada directly or through its subsidiaries less than five per cent of the gross revenues of the corporation and all of its subsidiary bodies then not more than one-third of the directors of the corporation are required to be resident Canadians. The CBCA also requires that a corporation whose securities are publicly traded have not fewer than three directors, at least two of whom are not officers or employees of the corporation or any of its affiliates.

DGCL

     The DGCL does not have any residency requirements.

Fiduciary Duties of Directors

CBCA

     Directors of corporations incorporated or organized under the CBCA have fiduciary obligations to the corporation and its shareholders. Pursuant to these fiduciary obligations, the directors must act in accordance with the so-called duties of "due care" and "loyalty".

     Pursuant to section 122 of the CBCA, the duty of loyalty requires directors of a Canadian corporation to act honestly and in good faith with a view to the best interests of the corporation, and the duty of care requires that the directors exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances.

DGCL

     Under the DGCL, the duty of care requires that the directors act in an informed and deliberative manner and to inform themselves, prior to making a business decision, of all material information reasonably available to them. The duty of loyalty may be summarized as the duty to act in good faith, not out of self-interest, in a manner which the directors reasonably believe to be in the best interests of the stockholders.

Indemnification of Officers and Directors

CBCA

     Under the CBCA [and pursuant to the Allelix By-Laws], Allelix may indemnify a director or officer, a former director or officer or a person who acts or acted at the corporation's request as a director or officer of a body corporate of which Allelix is or was a shareholder or creditor, and his or her heirs and legal representatives (an "Indemnifiable Person"), against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by him or her in respect of any civil, criminal or administrative action or proceeding to which he or she is made a party by reason of being or having been a director or officer of Allelix or such body corporation, if: (a) he or she acted honestly and in good faith with a view to the best interests of Allelix; and (b) in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, he or she had reasonable grounds for believing that his or her conduct was lawful. An Indemnifiable Person is entitled to such indemnity from the corporation if he or she was substantially successful on the merits in his or her defense of the action or proceeding and fulfilled the conditions set out in (a) and (b), above. A corporation may, with the approval of a court, also indemnify an Indemnifiable Person in respect of an action by or on behalf of the corporation or such body corporate to procure a judgment in its favour, to which such person is made a party by reason of being or having been a director or officer of the corporation or body corporate, if he or she fulfils the conditions set out in (a) and (b), above.

DGCL

     The DGCL provides that a corporation may indemnify its present and former directors, officers, employees and agents (each an "indemnitee") against all reasonable expenses (including attorneys' fees) and, except in actions initiated by or in the right of the corporation, against all judgments, fines and amounts paid in settlement in actions brought against them, if such indemnitee acted in good faith and in a manner which he or she reasonably believed to be in, or not opposed to, the best interests of the corporation, and in the case of a criminal proceeding, had no reasonable cause to believe that his or her conduct was unlawful. The corporation shall indemnify an indemnitee to the extent that he or she is successful on the merits or otherwise in the defense of any claim, issue or matter associated with an action. [The NPS Amended and Restated Certificate of Incorporation provides for indemnification of directors or officers to the fullest extent permitted by applicable Law].

     The DGCL allows for the advance payment of an indemnitee's expenses prior to the final disposition of an action, provided that the indemnitee undertakes to repay any such amount advanced if it is later determined that the indemnitee is not entitled to indemnification with regard to the action for which such expenses were advanced. The CBCA does not expressly provide for such advance payment.

Director Liability

CBCA

     The CBCA does not permit any limitation of a director's liability.

DGCL

     The DGCL provides that the charter of the corporation may include a provision which limits or eliminates the liability of directors to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided such liability does not arise from certain proscribed conduct, including acts or omissions not in good faith or which involve international misconduct or a knowing violation of law, breach of the duty of loyalty, the payment of unlawful dividends or expenditure of funds for unlawful stock purchases or redemptions or transactions from which such director derived an improper personal benefit. The NPS Amended and Restated Certificate of Incorporation provides for such provisions.

                         DISSENTING SHAREHOLDER RIGHTS

     The CBCA provides shareholders with a statutory right to dissent from certain resolutions of a corporation which effect extraordinary corporate transactions or fundamental corporate changes. Specifically, Allelix Shareholders may dissent from the Continuance Resolution by exercising their right of dissent under section 190 of the CBCA. Assuming the Continuance Resolution is approved by Allelix Shareholders at the Allelix Meeting and Allelix is continued under the OBCA prior to the vote of Allelix Shareholders in respect of the Arrangement Resolution, Allelix Common Shareholders may dissent from the Arrangement Resolution by exercising their dissent rights under section 190 of the CBCA. In addition, the Interim Order expressly provides Allelix Shareholders with the right to dissent from the Continuance Resolution pursuant to section 190 of the CBCA and the Plan of Arrangement and Allelix Common Shareholders the right to dissent from the Arrangement Resolution (assuming the Continuance Resolution is approved) pursuant to section 190 of the CBCA and the Plan of Arrangement. In general, any Allelix Shareholder who dissents from the Continuance Resolution in compliance with section 190 of the CBCA and the Plan of Arrangement will be entitled, in the event the Continuance Resolution is approved, to be paid by Allelix the fair value of the Allelix Common Shares held by such Dissenting Shareholder determined as of the close of business on the day before the Continuance Resolution is adopted. Likewise, any Allelix Common Shareholder who dissents from the Arrangement

Resolution (assuming the Continuance Resolution is approved) in compliance with section 185 of the CBCA and the Plan of Arrangement will be entitled, in the event the Arrangement Resolution is approved, to be paid by Allelix the fair value of the Allelix Common Shares held by such Dissenting Shareholder determined as of the close of business on the day before the Arrangement Resolution is adopted. However, any one Allelix Common Shareholder is entitled to dissent from only one of the Continuance Resolution or the Arrangement Resolution, not both. The following is a summary of the dissent provisions of the CBCA.

     The dissent provisions under the CBCA provide that a shareholder may only make a claim thereunder with respect to all the shares of a class held by the shareholder on behalf of any one beneficial owner and registered in the shareholder's name. One consequence of this provision is that an Allelix Shareholder may only exercise the right to dissent under the Dissent Procedures in respect of Allelix shares that are registered in that holder's name. In many cases, shares beneficially owned by a person are registered either: (a) in the name of an intermediary that the non-registered holder deals with in respect of the shares (such as banks, trust companies, securities dealers and brokers, trustees or administrators of self-administered registered retirement savings plans, registered retirement income funds, registered educational savings plans and similar plans, and their nominees); or (b) in the name of a clearing agency (such as CDS) of which the intermediary is a participant. Accordingly, a non-registered holder of Allelix Common Shares will not be entitled to exercise the right to dissent under section 190 of the CBCA or directly (unless the Allelix Common Shares are re-registered in the non-registered holder's name). A non-registered holder who wishes to exercise the right to dissent should immediately contact the intermediary with whom the non-registered holder deals in respect of his or her Allelix Common Shares and either: (i) instruct the intermediary to exercise the right to dissent on the non-registered holder's behalf (which, if the Allelix Common Shares are registered in the name of CDS or other clearing agency, would require that such shares first be re-registered in the name of the intermediary); or (ii) instruct the intermediary to re-register the Allelix Common Shares in the name of the non-registered holder, in which case the non-registered holder would have to exercise the right to dissent directly.

     An Allelix Shareholder who wishes to dissent from either the Continuance Resolution or the Arrangement Resolution must provide written notice of his, her or its dissent ("Notice of Dissent") to Allelix by depositing such Notice of Dissent with Allelix, or mailing it to Allelix by registered mail, at its principal executive office at 6850 Goreway Drive, Mississauga, Ontario, L4V 1V7, marked to the attention of the Senior Vice-President and Corporate Secretary of Allelix at or before the Allelix Meeting. The filing of a Notice of Dissent does not deprive an Allelix Shareholder of the right to vote at the Allelix Meeting; however, the CBCA provides, in effect, that an Allelix Shareholder who has submitted a Notice of Dissent in respect of either the

Continuance Resolution or the Arrangement Resolution who then votes in favour of such resolution will no longer be considered a Dissenting Shareholder with respect to that class of shares voted in favour of such resolution. The CBCA does not provide, and Allelix will not assume, that a vote against either the Continuance Resolution or the Arrangement Resolution or an abstention constitutes a Notice of Dissent but an Allelix Shareholder need not vote his or her securities against such resolution in order to dissent. Similarly, the revocation of a proxy conferring authority on the proxy holder to vote in favour of such resolution does not constitute a Notice of Dissent; however, any proxy granted by an Allelix Shareholder who intends to dissent, other than a proxy that instructs the proxy holder to vote against either the Continuance Resolution or the Arrangement Resolution, should be validly revoked (see "General Proxy Information - Revocation of Proxies") in order to prevent the proxy holder from voting such securities in favour of such resolution and thereby causing the Allelix Shareholder to forfeit his, her or its right to dissent.

     Allelix is required, within 10 days after the Allelix Shareholders adopt the Continuance Resolution and the Arrangement Resolution, to notify each of the Dissenting Shareholders in respect of each resolution. Such notice is not required to be sent to any Allelix Shareholder who voted in favour of the resolution from which he, she or it submitted a Notice of Dissent nor to any Allelix Shareholder who has withdrawn his or her Notice of Dissent.

     A Dissenting Shareholder who has not withdrawn his or her Notice of Dissent must then, within 20 days after receipt of notice that the resolution from which he, she or it dissented has been adopted or, if the Dissenting Shareholder does not receive such notice, within 20 days after he or she learns that such resolution has been adopted, send to Allelix a Demand for Payment, containing his or her name and address, the number of Allelix Common Shares in respect of which he, she or it dissents, and a demand for payment of the fair value of such shares. Within 30 days after sending a Demand for Payment, the Dissenting Shareholder must send to Allelix or its transfer agent the certificates representing the shares in respect of which he, she or it dissents. A Dissenting Shareholder who fails to send certificates representing the shares in respect of which he, she or it dissents forfeits his or her right to dissent. Allelix or its transfer agent will endorse on any share certificate received from a Dissenting Shareholder a notice that the holder is a Dissenting Shareholder and will forthwith return the share certificates to the Dissenting Shareholder.

     After sending a Demand for Payment, a Dissenting Shareholder ceases to have any rights as a holder of the Allelix Common Shares in respect of which the shareholder has dissented other than the right to be paid the fair value of such shares as determined under the Dissent Procedures, unless: (i) the Dissenting Shareholder withdraws the Demand for Payment before Allelix makes an Offer to

Pay; (ii) Allelix fails to make a timely Offer to Pay to the Dissenting Shareholder and the Dissenting Shareholder withdraws his or her Demand for Payment; or (iii) the directors of Allelix revoke the Continuance Resolution and/or the Arrangement Resolution, as applicable, in all of which cases the Dissenting Shareholder's rights as a shareholder are reinstated.

     In addition, pursuant to the Plan of Arrangement, Allelix Common Shareholders who duly exercise such rights of dissent and who:

     (a) are ultimately determined to be entitled to be paid fair value for their Allelix Common Shares shall be deemed to have transferred such shares to NPS Allelix, to the extent the fair value therefor is paid by NPS Allelix, and to Allelix, to the extent the fair value therefor is paid by Allelix, and, in the case of Allelix Common Shares so transferred to Allelix such shares shall be cancelled as of the Effective Date; or

     (b) are ultimately determined not to be entitled, for any reason, to be paid fair value for their Allelix Common Shares shall be deemed to have participated in the Arrangement on the same basis as a nondissenting holder of Allelix Common Shares and shall receive Exchangeable Shares or NPS Common Shares on the basis determined in accordance with the Plan of Arrangement.

     Allelix is required, not later than 7 days after the later of the Effective Date and the date on which Allelix receives a Demand for Payment from a Dissenting Shareholder, to send such Dissenting Shareholder an Offer to Pay for his or her Allelix Common Shares in an amount considered by the board of directors of Allelix to be the fair value thereof, accompanied by a statement showing the manner in which such fair value was determined. Every Offer to Pay must be on the same terms. Allelix must pay for the Allelix Common Shares of a Dissenting Shareholder within 10 days after an Offer to Pay has been accepted by such Dissenting Shareholder, but any such offer lapses if Allelix does not receive an acceptance thereof within 30 days after the Offer to Pay has been made.

     If Allelix fails to make an Offer to Pay for a Dissenting Shareholder's Allelix Common Shares, or if a Dissenting Shareholder fails to accept an offer which has been made, Allelix may, within 50 days after the Effective Date or within such further period as the Court may allow, apply to the Court to fix a fair value for the Allelix Common Shares of Dissenting Shareholders. If Allelix fails to apply to the Court, a Dissenting Shareholder may apply to the Court for the same purpose within a further period of 20 days or within such further period as the Court may allow. A Dissenting Shareholder is not required to give security for costs in such an application.

     Upon an application to the Court, all Dissenting Shareholders whose Allelix Common Shares have not been purchased by Allelix will be joined as parties and bound by the decision of the Court, and Allelix will be required to notify each affected Dissenting Shareholder of the date, place and consequences of the application and of his or her right to appear and be heard in person or by counsel. Upon any such application to the Court, the Court may determine whether any person is a Dissenting Shareholder who should be joined as a party, and the Court will then fix a fair value for the Allelix Common Shares of all Dissenting Shareholders. The final order of the Court will be rendered against Allelix in favour of each Dissenting Shareholder and for the amount of the fair value of his or her Allelix Common Shares as fixed by the Court. The Court may, in its discretion, allow a reasonable rate of interest on the amount payable to each Dissenting Shareholder from the Effective Date until the date of payment. An application by either Allelix or a Dissenting Shareholder must made to the Court.

     The foregoing is only a summary of the Dissent Procedures under the CBCA and under the Plan of Arrangement, which are technical and complex. A complete copy of section 190 of the CBCA is attached to this Circular as Appendix I. It is recommended that any Allelix Shareholder wishing to avail himself, herself or itself of their Dissent Rights under the Dissent Procedures of the CBCA seek legal advice as failure to comply strictly with the provisions of the CBCA and the Plan of Arrangement may prejudice the right of dissent. For a general summary of certain income tax implications to a Dissenting Shareholder, see "Income Tax Considerations to Allelix Shareholders - Allelix Shareholders Resident in Canada - Dissenting Shareholders".

                             AVAILABLE INFORMATION

     NPS is subject to the informational requirements of the Exchange Act and in accordance therewith will file reports and other information with the SEC. The reports and other information filed by NPS with the SEC can be inspected and copied at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices at Seven World Trade Center, 13th Floor, New York, New York 10048 and at Citicorp Center, 500 West Madison Street, Chicago, Illinois 60661-2511. Copies of such material can also be obtained from the Public Reference section of the SEC at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. NPS public filings in the United States are also available to the public from commercial document retrieval services and at the Internet World Wide Web site maintained by the SEC at www.sec.gov. In addition, such material filed by NPS can be inspected at the offices of the NASDAQ Stock Market [NTD: insert the address of the NASDAQ].

     Allelix is subject to the informational requirements of Canadian securities legislation, the ME and the TSE. The former type of information can be requested from Micromedia, 20 Victoria Street, Toronto, Ontario M5C 2N3 while the latter type of material can be inspected at the offices of the Montreal Exchange, 800 Square Victoria, 4th Floor, Montreal, Quebec, H4Z 1A9; and the TSE, 3rd Floor, 2 First Canadian Place, 130 King Street West, Toronto, Ontario M5X 1J2. Generally, such information is also available at the Internet site maintained by CDS Inc. at www.sedar.com, and the Internet site maintained by the SEC at www.sec.gov.

                                 LEGAL MATTERS

     Certain legal matters in connection with the Transaction will be passed upon by Stikeman, Elliott, Toronto, Ontario and Testa, Hurwitz & Thibeault LLP, Boston, Massachusetts, on behalf of Allelix.

                                    EXPERTS

     The consolidated financial statements of NPS as of December 31, 1998 [and December 31, 1997] included in this Circular have been so included in reliance on the report of KPMG, LLP, given upon the authority of said firm as experts in accounting and auditing. The consolidated financial statements of Allelix as of August 31, 1999 [and August 31, 1998] included in this Circular have been so included in reliance on the report of Ernst & Young LLP, given upon the authority of said firm as experts in accounting and auditing. The Unaudited Pro Forma Statements included in this Circular have been so included in reliance on the report of __, given upon the authority of said firm as experts in accounting and auditing. [The discussion included in this Circular under the heading "Income Tax Considerations to Allelix Shareholders" has been so included in reliance on the tax opinion of Ernst & Young LLP, given upon the authority of said firm as experts in accounting and auditing.]

           APPROVAL OF PROXY CIRCULAR BY ALLELIX'S BOARD OF DIRECTORS

     The contents of this Circular and its sending to Allelix Shareholders have been approved by the board of directors of Allelix.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                                         John R. Evans
November __, 1999                                          Chairman

Toronto, Ontario

                                   APPENDICES


A    FORM OF OPTION RESOLUTION

B    FORM OF CONTINUANCE RESOLUTION

C    FORM OF ARRANGEMENT RESOLUTION

D    PLAN OF ARRANGEMENT INCLUDING EXCHANGEABLE SHARE PROVISIONS

E    FORM OF SUPPORT AGREEMENT

F    FORM OF VOTING AND EXCHANGE TRUST AGREEMENT

G    INTERIM ORDER AND NOTICE OF APPLICATION

H    OPINION OF BANCBOSTON ROBERTSON STEPHENS

I    SECTION 190 OF THE CBCA AND SECTION 185 OF THE OBCA

J    NPS' ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998

K NPS' PROXY STATEMENT DATED APRIL 21, 1999 FOR ITS 1999 ANNUAL MEETING OF STOCKHOLDERS

L    NPS' QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTERLY PERIOD ENDED MARCH 31,
     1999

M    NPS' QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTERLY PERIOD ENDED JUNE 30,
     1999

N NPS' QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTERLY PERIOD ENDED SEPTEMBER 30, 1999

O    NPS' CURRENT REPORT ON FORM 8-K DATED OCTOBER 1, 1999

P    ALLELIX'S CONSOLIDATED FINANCIAL STATEMENTS FOR THE YEAR ENDED AUGUST 31,
     1999

Q ALLELIX'S MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS FOR THE YEAR ENDED AUGUST 31, 1999

R ALLELIX'S AND NPS' UNAUDITED SELECTED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

S    RISK FACTORS RELATED TO THE BUSINESS OF NPS

                                  SCHEDULE C



                      VOTING AND EXCHANGE TRUST AGREEMENT
              MEMORANDUM OF AGREEMENT made as of the  day of , .

A M O N G:

          NPS PHARMACEUTICALS, INC.,
          a corporation existing under the laws of the State of Delaware hereinafter referred to as "NPS"),

                                                              OF THE FIRST PART,

                                    - and -

          NPS - ALLELIX INC.,
          a company existing under the laws of the Province of British Columbia (hereinafter referred to as "NPS Allelix Inc."),

                                                             OF THE SECOND PART,

                                    - and -

          .TRUST COMPANY
          a trust company incorporated under the laws of Canada (hereinafter referred to as "Trustee"),

                                                              OF THE THIRD PART.

          WHEREAS in connection with an arrangement agreement (the "Arrangement Agreement") made as of , between NPS and Allelix Biopharmaceuticals Inc. ("Allelix"), NPS - Allelix Inc. is to issue exchangeable shares (the "Exchangeable Shares") to certain holders of securities of Allelix pursuant to the plan of arrangement (the "Arrangement") contemplated in the Arrangement Agreement;

          AND WHEREAS pursuant to the Arrangement Agreement, NPS and NPS - Allelix Inc. have agreed to execute a voting and exchange trust agreement substantially in the form of this Agreement;

          NOW THEREFORE in consideration of the respective covenants and agreements provided in this Agreement and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto covenant and agree as follows:

                                   ARTICLE 5
                        DEFINITIONS AND INTERPRETATION
5.1  Definitions

     In this Agreement, the following terms shall have the following meanings:

     "Affiliate" of any person means any other person directly or indirectly controlled by, or under control of, that person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control of"), as applied to any person, means the possession by another person, directly or indirectly, of the power to direct or cause the direction of the management and policies of that first mentioned person, whether through the ownership of voting securities, by contract or otherwise.

     "Arrangement" means the arrangement under section 192 of the CBCA and section 182 of the OBCA on the terms and subject to the conditions set out in the Plan of Arrangement, subject to any amendments or variations thereto made in accordance with Article 6 of the Plan of Arrangement or made at the direction of the Court.

     "Arrangement Agreement" means the agreement made , 1999 between NPS and Allelix, as amended, supplemented and/or restated in accordance therewith prior to the Effective Date, providing for, among other things, the Arrangement.

     "Automatic Exchange Rights" means the benefit of the obligation of NPS to effect the automatic exchange of Exchangeable Shares for NPS Common Shares pursuant to section 5.12.

     "Beneficiaries" means the registered holders from time to time of Exchangeable Shares, other than NPS and its Affiliates.

     "Beneficiary Votes" has the meaning ascribed thereto in section 4.2.

     "Board of Directors" means the Board of Directors of NPS - Allelix Inc..

     "Business Day" means any day on which commercial banks are generally open for business in Salt Lake City, Utah and Toronto, Ontario, other than a Saturday, a Sunday or a day observed as a holiday in Salt Lake City, Utah under the laws of the State of Utah or the federal laws of the United States of America or in Toronto, Ontario under the laws of the Province of Ontario or the federal laws of Canada.

     "Canadian Dollar Equivalent" means, in respect of an amount expressed in a currency other than Canadian dollars (the "Foreign Currency Amount") at any date, the product obtained by multiplying (a) the Foreign Currency Amount by (b) the noon spot exchange rate on such date for such foreign currency expressed in Canadian dollars as reported by the Bank of Canada or, in the event such spot exchange rate is not available, such exchange rate on such date for such foreign currency expressed in Canadian dollars as may be deemed by the Board of Directors to be appropriate for such purpose.

     "Current Market Price" means, in respect of a NPS Common Share on any date, the Canadian Dollar Equivalent of the average of the closing bid and asked prices of NPS Common Shares during a period of 20 consecutive trading days ending not more than three trading days before such date on Nasdaq, or, if the NPS Common Shares are not then quoted on Nasdaq, on such other stock exchange or automated quotation system on which the NPS Common Shares are listed or quoted, as the case may be, as may be selected by the Board of Directors for such purpose; provided however, that if in the opinion of the Board of Directors the public distribution or trading activity of NPS Common Shares during such period does not create a market which reflects the fair market value of a NPS Common Share, then the Current Market Price of a NPS Common Share shall be determined by the Board of Directors, in good faith and in its sole discretion, and provided further that any such selection, opinion or determination by the Board of Directors shall be conclusive and binding.

     "Exchange Right" has the meaning ascribed thereto in section 5.1.

     "Exchangeable Shares" means the non-voting exchangeable shares in the capital of NPS - Allelix Inc., having substantially the rights, privileges, restrictions and conditions set out in Appendix 1 to the Plan of Arrangement.

     "Indemnified Parties" has the meaning ascribed thereto in section 9.1.

     "Insolvency Event" means the institution by NPS - Allelix Inc. of any proceeding to be adjudicated a bankrupt or insolvent or to be wound up, or the consent of NPS - Allelix Inc. to the institution of bankruptcy, insolvency or winding-up proceedings against it, or the filing of a petition, answer or consent seeking dissolution or winding-up under any bankruptcy, insolvency or analogous laws, including without limitation the Companies Creditors' Arrangement Act (Canada) and the Bankruptcy and Insolvency Act (Canada), and the failure by NPS - Allelix Inc. to contest in good faith any such proceedings commenced in respect of NPS - Allelix Inc. within 30 days of becoming aware thereof, or the consent by NPS - Allelix Inc. to the filing of any such petition or to the appointment of a receiver, or the making by NPS - Allelix Inc. of a general assignment for the benefit of creditors, or the admission in writing by NPS - Allelix Inc. of its inability to pay its debts generally as they become due, or NPS - Allelix Inc. not being permitted, pursuant to solvency requirements of applicable law, to redeem any Retracted Shares pursuant to section 6.6 of the Share Provisions.

     "Liquidation Call Right" has the meaning ascribed thereto in the Plan of Arrangement.

     "Liquidation Event" has the meaning ascribed thereto in section 5.12(b).

     "Liquidation Event Effective Date" has the meaning ascribed thereto in section 5.12(c).

     "List" has the meaning ascribed thereto in section 4.6.

     "Nasdaq" means the National Association of Securities Dealers Automated Quotation System;

     "NPS Affiliates" means Affiliates of NPS.

     "NPS Common Share" means a share of common stock in the capital of NPS.

     "NPS Consent" has the meaning ascribed thereto in section 4.2.

     "NPS Holdings" means NPS Holdings Limited, a company existing under the laws of the Province of British Columbia and being a direct or indirect wholly-owned subsidiary of NPS.

     "NPS Meeting" has the meaning ascribed thereto in section 4.2.

     "NPS Special Voting Share" means the one share of Special Voting Preferred Stock of NPS issued in its own series which entitles the holder of record to a number of votes at meetings of holders of NPS Common Shares equal to the number of Exchangeable Shares outstanding from time to time (other than Exchangeable Shares held by NPS and NPS Affiliates), which share is to be issued to, deposited with, and voted by, the Trustee as described herein.

     "NPS Successor" has the meaning ascribed thereto in section 11.1(a).

     "OBCA" means the Business Corporations Act (Ontario), as amended.

     "Officer's Certificate" means, with respect to NPS or NPS - Allelix Inc., as the case may be, a certificate signed by any officer or director of NPS or NPS - Allelix Inc., as the case may be.

     "person" includes any individual, firm, partnership, joint venture, venture capital fund, limited liability company, unlimited liability company, association, trust, trustee, executor, administrator, legal personal representative, estate, group, body corporate, corporation, unincorporated association or organization, government body, syndicate or other entity, whether or not having legal status.

     "Plan of Arrangement" means the plan of arrangement substantially in the form and content of Schedule D to the Arrangement Agreement and any amendments or variations thereto.

     "Redemption Call Right" has the meaning ascribed thereto in the Plan of Arrangement.

     "Retracted Shares" has the meaning ascribed thereto in section 5.7.

     "Retraction Call Right" has the meaning ascribed thereto in the Share Provisions.

     "Share Provisions" means the rights, privileges, restrictions and conditions attaching to the Exchangeable Shares.

     "Support Agreement" means that certain support agreement made as of even date herewith among NPS - Allelix Inc., NPS Holdings and NPS substantially in the form and content of Schedule to the Arrangement Agreement, with such changes thereto as the parties to the Arrangement Agreement, acting reasonably, may agree.

     "Trust" means the trust created by this Agreement.

     "Trust Estate" means the NPS Special Voting Share, any other securities, the Exchange Right, the Automatic Exchange Rights and any money or other property which may be held by the Trustee from time to time pursuant to this Agreement.

     "Trustee" means CIBC Mellon Trust Company and, subject to the provisions of
     Article 10, includes any successor trustee.

     "Voting Rights" means the voting rights attached to the NPS Special Voting Share.

5.2  Interpretation Not Affected by Headings, etc.

     The division of this Agreement into Articles, sections and other portions and the insertion of headings are for convenience of reference only and should not affect the construction or interpretation of this Agreement. Unless otherwise indicated, all references to an "Article" or "section" followed by a number and/or a letter refer to the specified Article or section of this Agreement. The terms "this Agreement", "hereof", "herein" and "hereunder" and similar expressions refer to this Agreement and not to any particular Article, section or other portion hereof and include any agreement or instrument supplementary or ancillary hereto.

5.3  Number, Gender, etc.

     Words importing the singular number only shall include the plural and vice versa. Words importing any gender shall include all genders.

5.4  Date for any Action

     If any date on which any action is required to be taken under this Agreement is not a Business Day, such action shall be required to be taken on the next succeeding Business Day.

                                   ARTICLE 6
                             PURPOSE OF AGREEMENT

6.1  Establishment of Trust

     The purpose of this Agreement is to create the Trust for the benefit of the Beneficiaries, as herein provided. The Trustee will hold the NPS Special Voting Share in order to enable the Trustee to exercise the Voting Rights and will hold the Exchange Right and the Automatic Exchange Rights in order to enable the Trustee to exercise such rights, in each case as trustee for and on behalf of the Beneficiaries as provided in this Agreement.


                                   ARTICLE 7
                           NPS SPECIAL VOTING SHARE

7.1  Issue and Ownership of the NPS Special Voting Share

     NPS hereby issues to and deposits with the Trustee, the NPS Special Voting Share to be hereafter held of record by the Trustee as trustee for and on behalf of, and for the use and benefit of, the Beneficiaries and in accordance with the provisions of this Agreement. NPS hereby acknowledges receipt from the Trustee as trustee for and on behalf of the Beneficiaries of good and valuable consideration (and the adequacy thereof) for the issuance of the NPS Special Voting Share by NPS to the Trustee. During the term of the Trust and subject to the terms and conditions of this Agreement, the Trustee shall possess and be vested with full legal ownership of the NPS Special Voting Share and shall be entitled to exercise all of the rights and powers of an owner with respect to the NPS Special Voting Share provided that the Trustee shall:

    (a) hold the NPS Special Voting Share and the legal title thereto as trustee solely for the use and benefit of the Beneficiaries in accordance with the provisions of this Agreement; and

    (b) except as specifically authorized by this Agreement, have no power or authority to sell, transfer, vote or otherwise deal in or with the NPS Special Voting Share and the NPS Special Voting Share shall not be used or disposed of by the Trustee for any purpose other than the purposes for which this Trust is created pursuant to this Agreement.

7.2  Legended Share Certificates

     NPS - Allelix Inc. will cause each certificate representing Exchangeable Shares to bear an appropriate legend notifying the Beneficiaries of their right to instruct the Trustee with respect to the exercise of the Voting Rights in respect of the Exchangeable Shares of the Beneficiaries.

7.3  Keeping of Certificate

     The certificate representing the NPS Special Voting Share shall at all times be held in safe keeping by the Trustee.


                                   ARTICLE 8
                           EXERCISE OF VOTING RIGHTS
8.1  Voting Rights

     The Trustee, as the holder of record of the NPS Special Voting Share, shall be entitled to all of the Voting Rights, including the right to vote in person or by proxy the NPS Special Voting Share on any matters, questions, proposals or propositions whatsoever that may properly come before the shareholders of NPS at a NPS Meeting or in connection with a NPS Consent. The Voting Rights shall be and remain vested in and exercised by the Trustee. Subject to section 7.15:

  (a) the Trustee shall exercise the Voting Rights only on the basis of instructions received pursuant to this Article 4 from Beneficiaries entitled to instruct the Trustee as to the voting thereof at the time at which the NPS Meeting is held or a NPS Consent is sought; and

  (b) to the extent that no instructions are received from a Beneficiary with respect to the Voting Rights to which such Beneficiary is entitled, the Trustee shall not exercise or permit the exercise of such Voting Rights.

8.2  Number of Votes

     With respect to all meetings of shareholders of NPS at which holders of NPS Common Shares are entitled to vote (each, a "NPS Meeting") and with respect to all written consents sought by NPS from its shareholders including the holders of NPS Common Shares (each, a "NPS Consent"), each Beneficiary shall be entitled to instruct the Trustee to cast and exercise one of the votes comprised in the Voting Rights for each Exchangeable Share owned of record by such Beneficiary on the record date established by NPS or by applicable law for such NPS Meeting or NPS Consent, as the case may be (the "Beneficiary Votes"), in respect of each matter, question, proposal or proposition to be voted on at such NPS Meeting or in connection with such NPS Consent.

8.3       Mailings to Shareholders

          With respect to each NPS Meeting and NPS Consent, the Trustee will use its reasonable efforts promptly to mail or cause to be mailed (or otherwise communicate in the same manner as NPS utilizes in communications to holders of NPS Common Shares subject to applicable regulatory requirements and provided such manner of communications is reasonably available to the Trustee) to each of the Beneficiaries named in the List referred to in section 4.6, such mailing or communication to commence on the same day as the mailing or notice (or other communication) with respect thereto is commenced by NPS to its shareholders:

     (a) a copy of such notice, together with any related materials, including, without limitation, any proxy or information statement, to be provided to shareholders of NPS;

     (b) a statement that such Beneficiary is entitled to instruct the Trustee as to the exercise of the Beneficiary Votes with respect to such NPS Meeting or NPS Consent or, pursuant to section 4.7, to attend such NPS Meeting and to exercise personally the Beneficiary Votes thereat;

     (c) a statement as to the manner in which such instructions may be given to the Trustee, including an express indication that instructions may be given to the Trustee to give:

          (i) a proxy to such Beneficiary or his designee to exercise personally the Beneficiary Votes; or

          (ii) a proxy to a designated agent or other representative of the management of NPS to exercise such Beneficiary Votes;

     (d) a statement that if no such instructions are received from the Beneficiary, the Beneficiary Votes to which such Beneficiary is entitled will not be exercised;

     (e) a form of direction whereby the Beneficiary may so direct and instruct the Trustee as contemplated herein; and

     (f) a statement of the time and date by which such instructions must be received by the Trustee in order to be binding upon it, which in the case of a NPS Meeting shall not be earlier than the close of business on the second Business Day prior to such meeting, and of the method for revoking or amending such instructions.

          The materials referred to in this section 4.3 are to be provided to the Trustee by NPS and the materials referred to in section 4.3(c), (e) and (f) shall be subject to reasonable comment by the Trustee in a timely manner. NPS shall ensure that the materials to be provided to the Trustee are provided in sufficient time to permit the Trustee to comment as aforesaid and to send all materials to each Beneficiary at the same time as such materials are first sent to holders of NPS Common Shares.

          For the purpose of determining Beneficiary Votes to which a Beneficiary is entitled in respect of any NPS Meeting or NPS Consent, the number of Exchangeable Shares owned of record by the Beneficiary shall be determined at the close of business on the record date established by NPS or by applicable law for purposes of determining shareholders entitled to vote at such NPS Meeting. NPS will notify the Trustee of any decision of the Board of Directors of NPS with respect to the calling of any NPS Meeting and shall provide all necessary information and materials to the Trustee in each case promptly and in any event in sufficient time to enable the Trustee to perform its obligations contemplated by this section 4.3.

8.4       Copies of Shareholder Information

          NPS will deliver to the Trustee copies of all proxy materials (including notices of NPS Meetings but excluding proxies to vote NPS Common Shares), information statements, reports (including without limitation, all interim and annual financial statements) and other written communications that, in each case, are to be distributed from time to time to holders of NPS Common Shares in sufficient quantities and in sufficient time so as to enable the Trustee to send those materials to each Beneficiary at the same time as such materials are first sent to holders of NPS Common Shares. The Trustee will mail or otherwise send to each Beneficiary, at the expense of NPS, copies of all such materials (and all materials specifically directed to the Beneficiaries or to the Trustee for the benefit of the Beneficiaries by NPS) received by the Trustee from NPS contemporaneously with the sending of such materials to holders of NPS Common Shares. The Trustee will also make available for inspection by any Beneficiary at the Trustee's principal office in Toronto all proxy materials, information statements, reports and other written communications that are:

    (a) received by the Trustee as the registered holder of the NPS Special Voting Share and made available by NPS generally to the holders of NPS Common Shares; or

    (b) specifically directed to the Beneficiaries or to the Trustee for the benefit of the Beneficiaries by NPS.

8.5       Other Materials

          As soon as reasonably practicable after receipt by NPS or shareholders of NPS (if such receipt is known by NPS) of any material sent or given by or on behalf of a third party to holders of NPS Common Shares generally, including without limitation, dissident proxy and information circulars (and related information and material) and tender and exchange offer circulars (and related information and material), NPS shall use its reasonable efforts to obtain and deliver to the Trustee copies thereof in sufficient quantities so as to enable the Trustee to forward such material (unless the same has been provided directly to Beneficiaries by such third party) to each Beneficiary as soon as possible thereafter. As soon as reasonably practicable after receipt thereof, the Trustee will mail or otherwise send to each Beneficiary, at the expense of NPS, copies of all such materials received by the Trustee from NPS. The Trustee will also make available for inspection by any Beneficiary at the Trustee's principal office in Toronto copies of all such materials.

8.6       List of Persons Entitled to Vote

          NPS - Allelix Inc. shall, (a) prior to each annual, general and special NPS Meeting or the seeking of any NPS Consent and (b) forthwith upon each request made at any time by the Trustee in writing, prepare or cause to be prepared a list (a "List") of the names and addresses of the Beneficiaries arranged in alphabetical order and showing the number of Exchangeable Shares held of record by each such Beneficiary, in each case at the close of business on the date specified by the Trustee in such request or, in the case of a List prepared in connection with a NPS Meeting or a NPS Consent, at the close of business on the record date established by NPS or pursuant to applicable law for determining the holders of NPS Common Shares entitled to receive notice of and/or to vote at such NPS Meeting or to give consent in connection with such NPS Consent. Each such List shall be delivered to the Trustee promptly after receipt by NPS - Allelix Inc. of such request or the record date for such meeting or seeking of consent, as the case may be, and in any event within sufficient time as to permit the Trustee to perform its obligations under this Agreement. NPS agrees to give NPS - Allelix Inc. notice (with a copy to the Trustee) of the calling of any NPS Meeting or the seeking of any NPS Consent, together with the record dates therefor, sufficiently prior to the date of the calling of such meeting or seeking of such consent so as to enable NPS - Allelix Inc. to perform its obligations under this section 4.6.

8.7       Entitlement to Direct Votes

          Any Beneficiary named in a List prepared in connection with any NPS Meeting or NPS Consent will be entitled (a) to instruct the Trustee in the manner described in section 4.3 with respect to the exercise of the Beneficiary Votes to which such Beneficiary is entitled or (b) to attend such meeting and personally exercise thereat, as the proxy of the Trustee, the Beneficiary Votes to which such Beneficiary is entitled.

8.8       Voting by Trustee and Attendance of Trustee Representative at Meeting

     (a) In connection with each NPS Meeting and NPS Consent, the Trustee shall exercise, either in person or by proxy, in accordance with the instructions received from a Beneficiary pursuant to section 4.3, the Beneficiary Votes as to which such Beneficiary is entitled to direct the vote (or any lesser number thereof as may be set forth in the instructions); provided, however, that such written instructions are received by the Trustee from the Beneficiary prior to the time and date fixed by the Trustee for receipt of such instruction in the notice given by the Trustee to the Beneficiary pursuant to section 4.3.

     (b) The Trustee shall cause a representative who is empowered by it to sign and deliver, on behalf of the Trustee, proxies for Voting Rights to attend each NPS Meeting. Upon submission by a Beneficiary (or its designee) of identification satisfactory to the Trustee's representative, and at the Beneficiary's request, such representative shall sign and deliver to such Beneficiary (or its designee) a proxy to exercise personally the Beneficiary Votes as to which such Beneficiary is otherwise entitled hereunder to direct the vote, if such Beneficiary either (i) has not previously given the Trustee instructions pursuant to section 4.3 in respect of such meeting or
          (ii) submits to such representative written revocation of any such previous instructions. At such meeting, the Beneficiary exercising such Beneficiary Votes shall have the same rights as the Trustee to speak at the meeting in favour of any matter, question, proposal or proposition, to vote by way of ballot at the meeting in respect of any matter, question, proposal or proposition, and to vote at such meeting by way of a show of hands in respect of any matter, question or proposition.

8.9       Distribution of Written Materials

          Any written materials distributed by the Trustee pursuant to this Agreement shall be sent by mail (or otherwise communicated in the same manner as NPS utilizes in communications to holders of NPS Common Shares subject to applicable regulatory requirements and provided such manner of communications is reasonably available to the Trustee) to each Beneficiary at its address as shown on the books of NPS - Allelix Inc.. NPS - Allelix Inc. shall provide or cause to be provided to the Trustee for this purpose, on a timely basis and without charge or other expense:

     (a)  a current List; and

     (b) upon the request of the Trustee, mailing labels to enable the Trustee to carry out its duties under this Agreement.

8.10      Termination of Voting Rights

          All of the rights of a Beneficiary with respect to the Beneficiary Votes exercisable in respect of the Exchangeable Shares held by such Beneficiary, including the right to instruct the Trustee as to the voting of or to vote personally such Beneficiary Votes, shall be deemed to be surrendered by the Beneficiary to NPS or NPS Holdings, as the case may be, and such Beneficiary Votes and the Voting Rights represented thereby shall cease immediately upon the delivery by such holder to the Trustee of the certificates representing such Exchangeable Shares in connection with the exercise by the Beneficiary of the Exchange Right or the occurrence of the automatic exchange of Exchangeable Shares for NPS Common Shares, as specified in Article 5 (unless, in either case, NPS shall not have delivered the requisite NPS Common Shares issuable in exchange therefor to the Trustee for delivery to the Beneficiaries), or upon the redemption of Exchangeable Shares pursuant to Article 6 or 7 of the Share Provisions, or upon the effective date of the liquidation, dissolution or winding-up of NPS - Allelix Inc. pursuant to Article 5 of the Share Provisions, or upon the purchase of Exchangeable Shares from the holder thereof by NPS Holdings pursuant to the exercise by NPS Holdings of the Retraction Call Right, the Redemption Call Right or the Liquidation Call Right.

8.11      Communications with Shareholders

          NPS agrees not to communicate with holders of NPS Common Shares otherwise than by mail unless such method of communication is also reasonably available to the Trustee for communication with the Beneficiaries.


                                   ARTICLE 9
                     EXCHANGE RIGHT AND AUTOMATIC EXCHANGE

9.1       Grant and Ownership of the Exchange Right

          NPS hereby grants to the Trustee as trustee for and on behalf of, and for the use and benefit of, the Beneficiaries the right (the "Exchange Right"), upon the occurrence and during the continuance of an Insolvency Event, to require NPS to purchase from each or any Beneficiary all or any part of the Exchangeable Shares held by the Beneficiary and the Automatic Exchange Rights, all in accordance with the provisions of this Agreement. NPS hereby acknowledges receipt from the Trustee as trustee for and on behalf of the Beneficiaries of good and valuable consideration (and the adequacy thereof) for the grant of the Exchange Right and the Automatic Exchange Rights by NPS to the Trustee. During the term of the Trust and subject to the terms and conditions of this Agreement, the Trustee shall possess and be vested with full legal ownership of the Exchange Right and the Automatic Exchange Rights and shall be entitled to exercise all of the rights and powers of an owner with respect to the Exchange Right and the Automatic Exchange Rights, provided that the Trustee shall:

     (a) hold the Exchange Right and the Automatic Exchange Rights and the legal title thereto as trustee solely for the use and benefit of the Beneficiaries in accordance with the provisions of this Agreement; and

     (b) except as specifically authorized by this Agreement, have no power or authority to exercise or otherwise deal in or with the Exchange Right or the Automatic Exchange Rights, and the Trustee shall not exercise any such rights for any purpose other than the purposes for which the Trust is created pursuant to this Agreement.

9.2       Legended Share Certificates

          NPS - Allelix Inc. will cause each certificate representing Exchangeable Shares to bear an appropriate legend notifying the Beneficiaries of:

     (a) their right to instruct the Trustee with respect to the exercise of the Exchange Right in respect of the Exchangeable Shares held by a Beneficiary; and

     (b)  the Automatic Exchange Rights.

9.3       General Exercise of Exchange Right

          The Exchange Right shall be and remain vested in and exercisable by the Trustee. Subject to section 7.15, the Trustee shall exercise the Exchange Right only on the basis of instructions received pursuant to this Article 5 from Beneficiaries entitled to instruct the Trustee as to the exercise thereof. To the extent that no instructions are received from a Beneficiary with respect to the Exchange Right, the Trustee shall not exercise or permit the exercise of the Exchange Right.

9.4       Purchase Price

          The purchase price payable by NPS for each Exchangeable Share to be purchased by NPS under the Exchange Right shall be an amount per share equal to
(a) the Current Market Price of a NPS Common Share on the last Business Day prior to the day of closing of the purchase and sale of such Exchangeable Share under the Exchange Right, which shall be satisfied in full by NPS causing to be sent to such holder one NPS Common Share, plus (b) to the extent not paid by NPS - Allelix Inc. on the designated payment date therefor, an additional amount equivalent to the full amount of all declared and unpaid dividends on each such Exchangeable Share held by such holder on any dividend record date which occurred prior to the closing of the purchase and sale. In connection with each exercise of the Exchange Right, NPS shall provide to the Trustee an Officer's Certificate setting forth the calculation of the purchase price for each Exchangeable Share. The purchase price for each such Exchangeable Share so purchased may be satisfied only by NPS issuing and delivering or causing to be delivered to the Trustee, on behalf of the relevant Beneficiary, one NPS Common Share and on the applicable payment date a cheque for the balance, if any, of the purchase price without interest (but less any amounts withheld pursuant to section 5.13). Upon payment by NPS of such purchase price, the relevant Beneficiary shall cease to have any right to be paid any amount in respect of declared and unpaid dividends on each such Exchangeable Share by NPS - Allelix Inc..

9.5       Exercise Instructions

          Subject to the terms and conditions herein set forth, a Beneficiary shall be entitled, upon the occurrence and during the continuance of an Insolvency Event, to instruct the Trustee to exercise the Exchange Right with respect to all or any part of the Exchangeable Shares registered in the name of such Beneficiary on the books of NPS - Allelix Inc.. To cause the exercise of the

Exchange Right by the Trustee, the Beneficiary shall deliver to the Trustee, in person or by certified or registered mail, as its principal office in Toronto or at such other places in Canada as the Trustee may from time to time designate by written notice to the Beneficiaries, the certificates representing the Exchangeable Shares which such Beneficiary desires NPS to purchase, duly endorsed in blank for transfer, and accompanied by such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the OBCA and the articles and by-laws of NPS - Allelix Inc. and such additional documents and instruments as the Trustee, NPS - Allelix Inc. and NPS may reasonably require together with (a) a duly completed form of notice of exercise of the Exchange Right, contained on the reverse of or attached to the Exchangeable Share certificates, stating (i) that the Beneficiary thereby instructs the Trustee to exercise the Exchange Right so as to require NPS to purchase from the Beneficiary the number of Exchangeable Shares specified therein, (ii) that such Beneficiary has good title to and owns all such Exchangeable Shares to be acquired by NPS free and clear of all liens, claims and encumbrances, (iii) the names in which the certificates representing NPS Common Shares issuable in connection with the exercise of the Exchange Right are to be issued and (iv) the names and addresses of the persons to whom such new certificates should be delivered and (b) payment (or evidence satisfactory to the Trustee, NPS - Allelix Inc. and NPS of payment) of the taxes (if any) payable as contemplated by section 5.8 of this Agreement. If only a part of the Exchangeable Shares represented by any certificate or certificates delivered to the Trustee are to be purchased by NPS under the Exchange Right, a new certificate for the balance of such Exchangeable Shares shall be issued to the holder at the expense of NPS - Allelix Inc..

9.6       Delivery of NPS Common Shares; Effect of Exercise

          Promptly after the receipt of the certificates representing the Exchangeable Shares which the Beneficiary desires NPS to purchase under the Exchange Right, together with such documents and instruments of transfer and a duly completed form of notice of exercise of the Exchange Right (and payment of taxes, if any payable as contemplated by section 5.8 or evidence thereof), duly endorsed for transfer to NPS, the Trustee shall notify NPS and NPS - Allelix Inc. of its receipt of the same, which notice to NPS and NPS - Allelix Inc. shall constitute exercise of the Exchange Right by the Trustee on behalf of the holder of such Exchangeable Shares, and NPS shall promptly thereafter deliver or cause to be delivered to the Trustee, for delivery to the Beneficiary of such Exchangeable Shares (or to such other persons, if any, properly designated by such Beneficiary) the number of NPS Common Shares issuable in connection with the exercise of the Exchange Right, and on the applicable payment date cheques for the balance, if any, of the total purchase price therefor without interest (but less any amounts withheld pursuant to section 5.13); provided, however, that no such delivery shall be made unless and until the Beneficiary requesting the same shall have paid (or provided evidence satisfactory to the Trustee, NPS - Allelix Inc. and NPS of the payment of) the taxes (if any) payable as contemplated by section 5.8 of this Agreement. Immediately upon the giving of notice by the Trustee to NPS and NPS - Allelix Inc. of the exercise of the Exchange Right as provided in this section 5.6, the closing of the transaction of purchase and sale contemplated by the Exchange Right shall be deemed to have occurred and the holder of such Exchangeable Shares shall be deemed to have transferred to NPS all of such holder's right, title and interest in and to such Exchangeable Shares and the related interest in the Trust Estate and shall cease to be a holder of such Exchangeable Shares and shall not be entitled to exercise any of the rights of a holder in respect thereof, other than the right to receive his proportionate part of the total purchase price therefor, unless the requisite number of NPS Common Shares is not allotted, issued and delivered by NPS to the Trustee within five Business Days of the date of the giving of such notice by the Trustee or the balance of the purchase price, if any, is not paid by NPS on the applicable payment date therefor, in which case the rights of the Beneficiary shall remain unaffected until such NPS Common Shares are so allotted, issued and delivered, and the balance of the purchase price, if any, has been paid, by NPS. Upon delivery by NPS to the Trustee of such NPS Common Shares, and the balance of the purchase price, if any, the Trustee shall deliver such NPS Common Shares to such Beneficiary (or to such other persons, if any, properly designated by such Beneficiary). Concurrently with such Beneficiary ceasing to be a holder of Exchangeable Shares, the Beneficiary shall be considered and deemed for all purposes to be the holder of the NPS Common Shares delivered to it pursuant to the Exchange Right.

9.7       Exercise of Exchange Right Subsequent to Retraction

          In the event that a Beneficiary has exercised its right under Article 6 of the Share Provisions to require NPS - Allelix Inc. to redeem any or all of the Exchangeable Shares held by the Beneficiary (the "Retracted Shares") and is notified by NPS - Allelix Inc. pursuant to section 6.6 of the Share Provisions that NPS - Allelix Inc. will not be permitted as a result of solvency requirements of applicable law to redeem all such Retracted Shares, and provided that NPS Holdings shall not have exercised the Retraction Call Right with respect to the Retracted Shares and that the Beneficiary has not revoked the retraction request delivered by the Beneficiary to NPS - Allelix Inc. pursuant to section 6.1 of the Share Provisions and provided further that the Trustee has received written notice of same from NPS - Allelix Inc. or NPS, the retraction request will constitute and will be deemed to constitute notice from the Beneficiary to the Trustee instructing the Trustee to exercise the Exchange Right with respect to those Retracted Shares that NPS - Allelix Inc. is unable to redeem. In any such event, NPS - Allelix Inc. hereby agrees with the Trustee and in favour of the Beneficiary promptly to forward or cause to be forwarded to the Trustee all relevant materials delivered by the Beneficiary to NPS - Allelix Inc. or to the transfer agent of the Exchangeable Shares (including without limitation, a copy of the retraction request delivered pursuant to section 6.1 of the Share Provisions) in connection with such proposed redemption of the Retracted Shares and the Trustee will thereupon exercise the Exchange Right with respect to the Retracted Shares that NPS - Allelix Inc. is not permitted to redeem and will require NPS to purchase such shares in accordance with the provisions of this Article 5.



9.8       Stamp or Other Transfer Taxes

          Upon any sale of Exchangeable Shares to NPS pursuant to the Exchange Right or the Automatic Exchange Rights, the share certificate or certificates representing NPS Common Shares to be delivered in connection with the payment of the total purchase price therefor shall be issued in the name of the Beneficiary of the Exchangeable Shares so sold or in such names as such Beneficiary may otherwise direct in writing without charge to the holder of the Exchangeable Shares so sold; provided, however, that such Beneficiary (a) shall pay (and none of NPS, NPS - Allelix Inc. or the Trustee shall be required to pay) any documentary, stamp, transfer or other taxes that may be payable in respect of any transfer involved in the issuance or delivery of such shares to a person other than such Beneficiary or (b) shall have evidenced to the satisfaction of the Trustee, NPS and NPS - Allelix Inc. that such taxes, if any, have been paid.

9.9       Notice of Insolvency Event

          As soon as practicable following the occurrence of an Insolvency Event or any event that with the giving of notice or the passage of time or both would be an Insolvency Event, NPS - Allelix Inc. and NPS shall give written notice thereof to the Trustee. As soon as practicable following the receipt of notice from NPS - Allelix Inc. and NPS of the occurrence of an Insolvency Event, or upon the Trustee becoming aware of an Insolvency Event, the Trustee will mail to each Beneficiary, at the expense of NPS (such funds to be received in advance), a notice of such Insolvency Event in the form provided by NPS, which notice shall contain a brief statement of the rights of the Beneficiaries with respect to the Exchange Right.

9.10      Qualification of NPS Common Shares

          NPS covenants that if any NPS Common Shares to be issued and delivered pursuant to the Exchange Right or the Automatic Exchange Rights require registration or qualification with or approval of or the filing of any document, including any prospectus or similar document, or the taking of any proceeding with or the obtaining of any order, ruling or consent from any governmental or regulatory authority under any Canadian or United States federal, provincial or state law or regulation or pursuant to the rules and regulations of any regulatory authority or the fulfillment of any other Canadian or United States federal, provincial or state legal requirement before such shares may be issued and delivered by NPS to the initial holder thereof or in order that such shares may be freely traded thereafter (other than any restrictions of general application on transfer by reason of a holder being a "control person" of NPS for purposes of Canadian provincial securities law or an "affiliate" of NPS for purposes of United States federal or state securities law), NPS will in good faith expeditiously take all such actions and do all such things as are necessary or desirable to cause such NPS Common Shares to be and remain duly registered, qualified or approved. NPS will in good faith expeditiously take all such actions and do all such things as are reasonably necessary or desirable to cause all NPS Common Shares to be delivered pursuant to the Exchange Right or the Automatic Exchange Rights to be listed, quoted or posted for trading on all stock exchanges and quotation systems on which outstanding NPS Common Shares have been listed by NPS and remain listed and are quoted or posted for trading at such time.

9.11      NPS Common Shares

          NPS hereby represents, warrants and covenants that the NPS Common Shares issuable as described herein will be duly authorized and validly issued as fully paid and non-assessable and shall be free and clear of any lien, claim or encumbrance.

9.12      Automatic Exchange on Liquidation of NPS

     (a) NPS will give the Trustee written notice of each of the following events at the time set forth below:

          (i) in the event of any determination by the Board of Directors of NPS to institute voluntary liquidation, dissolution or winding-up proceedings with respect to NPS or to effect any other distribution of assets of NPS among its shareholders for the purpose of winding up its affairs, at least 60 days prior to the proposed effective date of such liquidation, dissolution, winding-up or other distribution; and

          (ii) as soon as practicable following the earlier of (A) receipt by NPS of notice of, and (B) NPS otherwise becoming aware of, any threatened or instituted claim, suit, petition or other proceedings with respect to the involuntary liquidation, dissolution or winding-up of NPS or to effect any other distribution of assets of NPS among its shareholders for the purpose of winding up its affairs, in each case where NPS has failed to contest in good faith any such proceeding commenced in respect of NPS within 30 days of becoming aware thereof.

     (b) As soon as practicable following receipt by the Trustee from NPS of notice of any event (a "Liquidation Event") contemplated by section
          5.12 (a) (i) or 5.12 (a) (ii) above, the Trustee will give notice thereof to the Beneficiaries. Such notice shall be provided to the Trustee by NPS and shall include a brief description of the automatic exchange of Exchangeable Shares for NPS Common Shares provided for in section 5.12(c).

     (c) In order that the Beneficiaries will be able to participate on a pro rata basis with the holders of NPS Common Shares in the distribution of assets of NPS in connection with a Liquidation Event, on the fifth Business Day prior to the effective date (the "Liquidation Event Effective Date") of a Liquidation Event all of the then outstanding Exchangeable Shares shall be automatically exchanged for NPS Common Shares. To effect such automatic exchange, NPS shall purchase on the fifth Business Day prior to the Liquidation Event Effective Date each Exchangeable Share then outstanding and held by Beneficiaries, and each Beneficiary shall sell the Exchangeable Shares held by it at such time, for a purchase price per share equal to (a) the Current Market Price of a NPS Common

          Share on the fifth Business Day prior to the Liquidation Event Effective Date, which shall be satisfied in full by NPS issuing to the Beneficiary one NPS Common Share, and (b) to the extent not paid by NPS - Allelix Inc., an additional amount equivalent to the full amount of all declared and unpaid dividends on each such Exchangeable Share held by such holder on any dividend record date which occurred prior to the date of the exchange. NPS shall provide the Trustee with an Officer's Certificate in connection with each automatic exchange setting forth the calculation of the purchase price for each Exchangeable Share.

     (d) On the fifth Business Day prior to the Liquidation Event Effective Date, the closing of the transaction of purchase and sale contemplated by the automatic exchange of Exchangeable Shares for NPS Common Shares shall be deemed to have occurred, and each Beneficiary shall be deemed to have transferred to NPS all of the Beneficiary's right, title and interest in and to such Beneficiary's Exchangeable Shares and any right to receive declared and unpaid dividends from NPS - Allelix Inc. and the related interest in the Trust Estate and shall cease to be a holder of such Exchangeable Shares and NPS shall issue to the Beneficiary the NPS Common Shares issuable upon the automatic exchange of Exchangeable Shares for NPS Common Shares and on the applicable payment date shall deliver to the Trustee for delivery to the Beneficiary a cheque for the balance, if any, of the total purchase price for such Exchangeable Shares without interest but less any amounts withheld pursuant to section 5.13. Concurrently with such Beneficiary ceasing to be a holder of Exchangeable Shares, the Beneficiary shall be considered and deemed for all purposes to be the holder of the NPS Common Shares issued pursuant to the automatic exchange of Exchangeable Shares for NPS Common Shares and the certificates held by the Beneficiary previously representing the Exchangeable Shares exchanged by the Beneficiary with NPS pursuant to such automatic exchange shall thereafter be deemed to represent NPS Common Shares issued to the Beneficiary by NPS pursuant to such automatic exchange. Upon the request of a Beneficiary and the surrender by the Beneficiary of Exchangeable Share certificates deemed to represent NPS Common Shares, duly endorsed in blank and accompanied by such instruments of transfer as NPS may reasonably require, NPS shall deliver or cause to be delivered to the Beneficiary certificates representing NPS Common Shares of which the Beneficiary is the holder.

9.13      Withholding Rights

          NPS, NPS - Allelix Inc. and the Trustee shall be entitled to deduct and withhold from any consideration otherwise payable under this Agreement to any holder of Exchangeable Shares or NPS Common Shares such amounts as NPS, NPS
- Allelix Inc. or the Trustee is required or permitted to deduct and withhold with respect to such payment under the Income Tax Act (Canada), the United States Internal Revenue Code of 1986 or any provision of provincial, state, local or foreign tax law, in each case as amended or succeeded. The Trustee may act on the advice of counsel with respect to such matters. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes as having been paid to the holder of the shares in respect of which such deduction and withholding was made, provided that such withheld amounts are actually remitted to the appropriate taxing authority. To the extent that the amount so required or permitted to be deducted or withheld from any payment to a holder exceeds the cash portion of the consideration otherwise payable to the holder, NPS, NPS - Allelix Inc. and the Trustee are hereby authorized to sell or otherwise dispose of such portion of the consideration as is necessary to provide sufficient funds to NPS, NPS - Allelix Inc. or the Trustee, as the case may be, to enable it to comply with such deduction or withholding requirement and NPS, NPS - Allelix Inc. or the Trustee shall notify the holder thereof and remit to such holder any unapplied balance of the net proceeds of such sale. NPS represents and warrants that, based upon facts currently known to it, it has no current intention, as at the date of this Agreement, to deduct or withhold from any dividend paid to holders of Exchangeable Shares any amounts under the United States Internal Revenue Code of 1986.

                                  ARTICLE 10
               RESTRICTIONS ON ISSUE OF NPS SPECIAL VOTING STOCK

10.1      Issue of Additional Shares

          During the term of this Agreement, NPS will not, without the consent of the holders at the relevant time of Exchangeable Shares, given in accordance with section 10.2 of the Share Provisions, issue any shares of its Special Voting Preferred Stock in the same series as NPS Special Voting Share.

                                  ARTICLE 11
                            CONCERNING THE TRUSTEE

11.1      Powers and Duties of the Trustee

          The rights, powers, duties and authorities of the Trustee under this Agreement, in its capacity as Trustee of the Trust, shall include:

     (a) receipt and deposit of the NPS Special Voting Share from NPS as Trustee for and on behalf of the Beneficiaries in accordance with the provisions of this Agreement;

     (b) granting proxies and distributing materials to Beneficiaries as provided in this Agreement;

     (c) voting the Beneficiary Votes in accordance with the provisions of this Agreement;

     (d) receiving the grant of the Exchange Right and the Automatic Exchange Rights from NPS as Trustee for and on behalf of the Beneficiaries in accordance with the provisions of this Agreement;

     (e) exercising the Exchange Right and enforcing the benefit of the Automatic Exchange Rights, in each case in accordance with the provisions of this Agreement, and in connection therewith receiving from Beneficiaries Exchangeable Shares and other requisite documents and distributing to such Beneficiaries NPS Common Shares and cheques, if any, to which such Beneficiaries are entitled upon the exercise of the Exchange Right or pursuant to the Automatic Exchange Rights, as the case may be;

     (f)  holding title to the Trust Estate;

     (g) investing any moneys forming, from time to time, a part of the Trust Estate as provided in this Agreement;

     (h) taking action on its own initiative or at the direction of a Beneficiary or Beneficiaries to enforce the obligations of NPS and NPS - Allelix Inc. under this Agreement; and

     (i) taking such other actions and doing such other things as are specifically provided in this Agreement.

          In the exercise of such rights, powers, duties and authorities the Trustee shall have (and is granted) such incidental and additional rights, powers, duties and authority not in conflict with any of the provisions of this Agreement as the Trustee, acting in good faith and in the reasonable exercise of its discretion, may deem necessary, appropriate or desirable to effect the purpose of the Trust. Any exercise of such discretionary rights, powers, duties and authorities by the Trustee shall be final, conclusive and binding upon all persons.

          The Trustee in exercising its rights, powers, duties and authorities hereunder shall act honestly and in good faith and with a view to the best interests of the Beneficiaries and shall exercise the care, diligence and skill that a reasonably prudent trustee would exercise in comparable circumstances.

          The Trustee shall not be bound to give notice or do or take any act, action or proceeding by virtue of the powers conferred on it hereby unless and until it shall be specifically required to do so under the terms hereof; nor shall the Trustee be required to take any notice of, or to do, or to take any act, action or proceeding as a result of any default or breach of any provision hereunder, unless and until notified in writing of such default or breach, which notices shall distinctly specify the default or breach desired to be brought to the attention of the Trustee, and in the absence of such notice the Trustee may for all purposes of this Agreement conclusively assume that no default or breach has been made in the observance or performance of any of the representations, warranties, covenants, agreements or conditions contained herein.

     11.2 No Conflict of Interest

          The Trustee represents to NPS and NPS - Allelix Inc. that at the date of execution and delivery of this Agreement there exists no material conflict of interest in the role of the Trustee as a fiduciary hereunder and the role of the Trustee in any other capacity. The Trustee shall, within 90 days after it becomes aware that such material conflict of interest exists, either eliminate such material conflict of interest or resign in the manner and with the effect specified in Article 10. If, notwithstanding the foregoing provisions of this section 7.2, the Trustee has such a material conflict of interest, the validity and enforceability of this Agreement shall not be affected in any manner whatsoever by reason only of the existence of such material conflict of interest. If the Trustee contravenes the foregoing provisions of this section 7.2, any interested party may apply to the Ontario Superior Court of Justice for an order that the Trustee be replaced as Trustee hereunder.

11.3      Dealings with Transfer Agents, Registrars, etc.

          NPS and NPS - Allelix Inc. irrevocably authorize the Trustee, from time to time, to:

     (a) consult, communicate and otherwise deal with the respective registrars and transfer agents, and with any such subsequent registrar or transfer agent, of the Exchangeable Shares and NPS Common Shares; and

     (b) requisition, from time to time, (i) from any such registrar or transfer agent any information readily available from the records maintained by it which the Trustee may reasonably require for the discharge of its duties and responsibilities under this Agreement and
          (ii) from the transfer agent of NPS Common Shares, and any subsequent transfer agent of such shares, the share certificates issuable upon the exercise from time to time of the Exchange Right and pursuant to the Automatic Exchange Rights.

          NPS and NPS - Allelix Inc. irrevocably authorize their respective registrars and transfer agents to comply with all such requests. NPS covenants that it will supply its transfer agent with duly executed share certificates for the purpose of completing the exercise from time to time of the Exchange Right and the Automatic Exchange Rights.

11.4      Books and Records

          The Trustee shall keep available for inspection by NPS and NPS - Allelix Inc. at the Trustee's principal office in Toronto correct and complete books and records of account relating to the Trust created by this Agreement, including without limitation, all relevant data relating to mailings and instructions to and from Beneficiaries and all transactions pursuant to the Exchange Right and the Automatic Exchange Rights. On or before January 15, 2000, and on or before January 15th in every year thereafter, so long as the NPS Special Voting Share is on deposit with the Trustee, the Trustee shall transmit to NPS and NPS - Allelix Inc. a brief report, dated as of the preceding December 31/st/, with respect to:

     (a) the property and funds comprising the Trust Estate as of that date;

     (b) the number of exercises of the Exchange Right, if any, and the aggregate number of Exchangeable Shares received by the Trustee on behalf of Beneficiaries in consideration of the issuance by NPS of NPS Common Shares in connection with the Exchange Right, during the calendar year ended on such December 31st; and

     (c) any action taken by the Trustee in the performance of its duties under this Agreement which it had not previously reported and which, in the Trustee's opinion, materially affects the Trust Estate.

11.5      Income Tax Returns and Reports

          The Trustee shall, to the extent necessary, prepare and file on behalf of the Trust appropriate United States and Canadian income tax returns and any other returns or reports as may be required by applicable law or pursuant to the rules and regulations of any securities exchange or other trading system through which the Exchangeable Shares are traded. In connection therewith, the Trustee may obtain the advice and assistance of such experts or advisors as the Trustee considers necessary or advisable (who may be experts or advisors to NPS or NPS - Allelix Inc.). If requested by the Trustee, NPS or NPS - Allelix Inc. shall retain qualified experts or advisors for the purpose of providing such tax advice or assistance.

11.6      Indemnification Prior to Certain Actions by Trustee

          The Trustee shall exercise any or all of the rights, duties, powers or authorities vested in it by this Agreement at the request, order or direction of any Beneficiary upon such Beneficiary furnishing to the Trustee reasonable funding, security or indemnity against the costs, expenses and liabilities which may be incurred by the Trustee therein or thereby, provided that no Beneficiary shall be obligated to furnish to the Trustee any such security or indemnity in connection with the exercise by the Trustee of any of its rights, duties, powers and authorities with respect to the NPS Special Voting Share pursuant to Article 4, subject to section 7.15, and with respect to the Exchange Right pursuant to
Article 5, subject to section 7.15, and with respect to the Automatic Exchange Rights pursuant to Article 5.

          None of the provisions contained in this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the exercise of any of its rights, powers, duties, or authorities unless funded, given security and indemnified as aforesaid.

11.7      Action of Beneficiaries

          No Beneficiary shall have the right to institute any action, suit or proceeding or to exercise any other remedy authorized by this Agreement for the purpose of enforcing any of its rights or for the execution of any trust or power hereunder unless the Beneficiary has requested the Trustee to take or institute such action, suit or proceeding and furnished the Trustee with the funding, security or indemnity referred to in section 7.6 and the Trustee shall have failed to act within a reasonable time thereafter. In such case, but not otherwise, the Beneficiary shall be entitled to take proceedings in any court of competent jurisdiction such as the Trustee might have taken; it being understood and intended that no one or more Beneficiaries shall have any right in any manner whatsoever to affect, disturb or prejudice the rights hereby created by any such action, or to enforce any right hereunder or the Voting Rights, the Exchange Rights or the Automatic Exchange Rights except subject to the conditions and in the manner herein provided, and that all powers and trusts hereunder shall be exercised and all proceedings at law shall be instituted, had and maintained by the Trustee, except only as herein provided, and in any event for the equal benefit of all Beneficiaries.

11.8      Reliance Upon Declarations

          The Trustee shall not be considered to be in contravention of any of its rights, powers, duties and authorities hereunder if, when required, it acts and relies in good faith upon statutory declarations, certificates, opinions or reports furnished pursuant to the provisions hereof or required by the Trustee to be furnished to it in the exercise of its rights, powers, duties and authorities hereunder if such statutory declarations, certificates, opinions or reports comply with the provisions of section 7.9, if applicable, and with any other applicable provisions of this Agreement.

11.9      Evidence and Authority to Trustee

          NPS and/or NPS - Allelix Inc. shall furnish to the Trustee evidence of compliance with the conditions provided for in this Agreement relating to any action or step required or permitted to be taken by NPS and/or NPS - Allelix Inc. or the Trustee under this Agreement or as a result of any obligation imposed under this Agreement, including, without limitation, in respect of the Voting Rights or the Exchange Right or the Automatic Exchange Rights and the taking of any other action to be taken by the Trustee at the request of or on the application of NPS and/or NPS - Allelix Inc. promptly if and when:

     (a) such evidence is required by any other section of this Agreement to be furnished to the Trustee in accordance with the terms of this section 7.9; or

     (b) the Trustee, in the exercise of its rights, powers, duties and authorities under this Agreement, gives NPS and/or NPS - Allelix Inc. written notice requiring it to furnish such evidence in relation to any particular action or obligation specified in such notice.

          Such evidence shall consist of an Officer's Certificate of NPS and/or NPS - Allelix Inc. or a statutory declaration or a certificate made by persons entitled to sign an Officer's Certificate stating that any such condition has been complied with in accordance with the terms of this Agreement.

          Whenever such evidence relates to a matter other than the Voting Rights or the Exchange Right or the Automatic Exchange Rights or the taking of any other action to be taken by the Trustee at the request or on the application of NPS and/or NPS - Allelix Inc., and except as otherwise specifically provided herein, such evidence may consist of a report or opinion of any solicitor, attorney, auditor, accountant, appraiser, valuer, engineer or other expert or any other person whose qualifications give authority to a statement made by him, provided that if such report or opinion is furnished by a director, officer or employee of NPS and/or NPS - Allelix Inc. it shall be in the form of an Officer's Certificate or a statutory declaration.

          Each statutory declaration, Officer's Certificate, opinion or report furnished to the Trustee as evidence of compliance with a condition provided for in this Agreement shall include a statement by the person giving the evidence:

     (c) declaring that he has read and understands the provisions of this Agreement relating to the condition in question;

     (d) describing the nature and scope of the examination or investigation upon which he based the statutory declaration, certificate, statement or opinion; and

     (e) declaring that he has made such examination or investigation as he believes is necessary to enable him to make the statements or give the opinions contained or expressed therein.

11.10     Experts, Advisers and Agents

          The Trustee may:

     (a) in relation to these presents act and rely on the opinion or advice of or information obtained from any solicitor, attorney, auditor, accountant, appraiser, valuer, engineer or other expert, whether retained by the Trustee or by NPS and/or NPS - Allelix Inc. or otherwise, and may retain or employ such assistants as may be necessary to the proper discharge of its powers and duties and determination of its rights hereunder and may pay proper and reasonable compensation for all such legal and other advice or assistance as aforesaid; and

     (b) employ such agents and other assistants as it may reasonably require for the proper determination and discharge of its powers and duties hereunder, and may pay reasonable remuneration for all services performed for it (and shall be entitled to receive reasonable remuneration for all services performed by it) in the discharge of the trusts hereof and compensation for all disbursements, costs and expenses made or incurred by it in the discharge of its duties hereunder and in the management of the Trust.

11.11     Investment of Moneys Held by Trustee

          Unless otherwise provided in this Agreement, any moneys held by or on behalf of the Trustee which under the terms of this Agreement may or ought to be invested or which may be on deposit with the Trustee or which may be in the hands of the Trustee may be invested and reinvested in the name or under the control of the Trustee, in trust for NPS - Allelix Inc., in securities in which, under the laws of the Province of Ontario, trustees are authorized to invest trust moneys, provided that such securities are stated to mature within two years after their purchase by the Trustee, and the Trustee shall so invest such moneys on the written direction of NPS - Allelix Inc.. Pending the investment of any moneys as hereinbefore provided, such moneys may be deposited in the name of the Trustee in any chartered bank in Canada or, with the consent of NPS -Allelix Inc., in the deposit department of the Trustee or any other loan or trust company authorized to accept deposits under the laws of Canada or any province thereof at the rate of interest then current on similar deposits.

11.12     Trustee Not Required to Give Security

          The Trustee shall not be required to give any bond or security in respect of the execution of the trusts, rights, duties, powers and authorities of this Agreement or otherwise in respect of the premises.

11.13     Trustee Not Bound to Act on Request

          Except as in this Agreement otherwise specifically provided, the Trustee shall not be bound to act in accordance with any direction or request of NPS and/or NPS - Allelix Inc. or of the directors thereof until a duly authenticated copy of the instrument or resolution containing such direction or request shall have been delivered to the Trustee, and the Trustee shall be empowered to act upon any such copy purporting to be authenticated and believed by the Trustee to be genuine.

11.14     Authority to Carry on Business

          The Trustee represents to NPS and NPS - Allelix Inc. that at the date of execution and delivery by it of this Agreement it is authorized to carry on the business of a trust company in each of the Provinces of Canada but if, notwithstanding the provisions of this section 7.14, it ceases to be so authorized to carry on business, the validity and enforceability of this Agreement and the Voting Rights, the Exchange Right and the Automatic Exchange Rights shall not be affected in any manner whatsoever by reason only of such event but the Trustee shall, within 90 days after ceasing to be authorized to carry on the business of a trust company in any Province of Canada, either become so authorized or resign in the manner and with the effect specified in
Article 10.

11.15     Conflicting Claims

          If conflicting claims or demands are made or asserted with respect to any interest of any Beneficiary in any Exchangeable Shares, including any disagreement between the heirs, representatives, successors or assigns succeeding to all or any part of the interest of any Beneficiary in any Exchangeable Shares, resulting in conflicting claims or demands being made in connection with such interest, then the Trustee shall be entitled, at its sole discretion, to refuse to recognize or to comply with any such claims or demands. In so refusing, the Trustee may elect not to exercise any Voting Rights, Exchange Rights or Automatic Exchange Rights subject to such conflicting claims or demands and, in so doing, the Trustee shall not be or become liable to any person on account of such election or its failure or refusal to comply with any such conflicting claims or demands. The Trustee shall be entitled to continue to refrain from acting and to refuse to act until:

     (a) the rights of all adverse claimants with respect to the Voting Rights, Exchange Right or Automatic Exchange Rights subject to such conflicting claims or demands have been adjudicated by a final judgment of a court of competent jurisdiction; or

     (b) all differences with respect to the Voting Rights, Exchange Right or Automatic Exchange Rights subject to such conflicting claims or demands have been conclusively settled by a valid written agreement binding on all such adverse claimants, and the Trustee shall have been furnished with an executed copy of such agreement certified to be in full force and effect.

          If the Trustee elects to recognize any claim or comply with any demand made by any such adverse claimant, it may in its discretion require such claimant to furnish such surety bond or other security satisfactory to the Trustee as it shall deem appropriate to fully indemnify it as between all conflicting claims or demands.

11.16     Acceptance of Trust

          The Trustee hereby accepts the Trust created and provided for by and in this Agreement and agrees to perform the same upon the terms and conditions herein set forth and to hold all rights, privileges and benefits conferred hereby and by law in trust for the various persons who shall from time to time be Beneficiaries, subject to all the terms and conditions herein set forth.

                                  ARTICLE 12

                                 COMPENSATION

12.1      Fees and Expenses of the Trustee

          NPS and NPS - Allelix Inc. jointly and severally agree to pay the Trustee reasonable compensation for all of the services rendered by it under this Agreement and will reimburse the Trustee for all reasonable expenses (including, but not limited to, taxes other than taxes based on the net income of the Trustee, fees paid to legal counsel and other experts and advisors and travel expenses) and disbursements, including the cost and expense of any suit or litigation of any character and any proceedings before any governmental agency reasonably incurred by the Trustee in connection with its duties under this Agreement; provided that NPS and NPS - Allelix Inc. shall have no obligation to reimburse the Trustee for any expenses or disbursements paid, incurred or suffered by the Trustee in any suit or litigation in which the Trustee is determined to have acted in bad faith or with negligence, recklessness or wilful misconduct.

                                  ARTICLE 13
                  INDEMNIFICATION AND LIMITATION OF LIABILITY

13.1      Indemnification of the Trustee

          NPS and NPS - Allelix Inc. jointly and severally agree to indemnify and hold harmless the Trustee and each of its directors, officers, employees and agents appointed and acting in accordance with this Agreement (collectively, the "Indemnified Parties") against all claims, losses, damages, reasonable costs, penalties, fines and reasonable expenses (including reasonable expenses of the Trustee's legal counsel) which, without fraud, negligence, recklessness, wilful misconduct or bad faith on the part of such Indemnified Party, may be paid, incurred or suffered by the Indemnified Party by reason or as a result of the Trustee's acceptance or administration of the Trust, its compliance with its duties set forth in this Agreement, or any written or oral instruction delivered to the Trustee by NPS or NPS - Allelix Inc. pursuant hereto.

          In no case shall NPS or NPS - Allelix Inc. be liable under this indemnity for any claim against any of the Indemnified Parties unless NPS and NPS - Allelix Inc. shall be notified by the Trustee of the written assertion of a claim or of any action commenced against the Indemnified Parties, promptly after any of the Indemnified Parties shall have received any such written assertion of a claim or shall have been served with a summons or other first legal process giving information as to the nature and basis of the claim. Subject to (ii) below, NPS and NPS - Allelix Inc. shall be entitled to participate at their own expense in the defence and, if NPS and NPS - Allelix Inc. so elect at any time after receipt of such notice, either of them may assume the defence of any suit brought to enforce any such claim. The Trustee shall have the right to employ separate counsel in any such suit and participate in the defence thereof, but the fees and expenses of such counsel shall be at the expense of the Trustee unless: (i) the employment of such counsel has been authorized by NPS or NPS - Allelix Inc.; or (ii) the named parties to any such suit include both the Trustee and NPS or NPS - Allelix Inc. and the Trustee shall have been advised by counsel acceptable to NPS or NPS - Allelix Inc. that there may be one or more legal defences available to the Trustee that are different from or in addition to those available to NPS or NPS - Allelix Inc. and that, in the judgment of such counsel, would present a conflict of interest were a joint representation to be undertaken (in which case NPS and NPS - Allelix Inc. shall not have the right to assume the defence of such suit on behalf of the Trustee but shall be liable to pay the reasonable fees and expenses of counsel for the Trustee). This indemnity shall survive the termination of this Agreement and the resignation or removal of the Trustee.

13.2      Limitation of Liability

          The Trustee shall not be held liable for any loss which may occur by reason of depreciation of the value of any part of the Trust Estate or any loss incurred on any investment of funds pursuant to this Agreement, except to the extent that such loss is attributable to the fraud, negligence, recklessness, wilful misconduct or bad faith on the part of the Trustee.

                                  ARTICLE 14
                               CHANGE OF TRUSTEE

14.1      Resignation

          The Trustee, or any trustee hereafter appointed, may at any time resign by giving written notice of such resignation to NPS and NPS - Allelix Inc. specifying the date on which it desires to resign, provided that such notice shall not be given less than thirty (30) days before such desired resignation date unless NPS and NPS - Allelix Inc. otherwise agree and provided further that such resignation shall not take effect until the date of the appointment of a successor trustee and the acceptance of such appointment by the successor trustee. Upon receiving such notice of resignation, NPS and NPS - Allelix Inc. shall promptly appoint a successor trustee, which shall be a corporation organized and existing under the laws of Canada and authorized to carry on the business of a trust company in all provinces of Canada, by written instrument in duplicate, one copy of which shall be delivered to the resigning trustee and one copy to the successor trustee. Failing the appointment and acceptance of a successor trustee, a successor trustee may be appointed by order of a court of competent jurisdiction upon application of one or more of the parties to this Agreement. If the retiring trustee is the party initiating an application for the appointment of a successor trustee by order of a court of competent jurisdiction, NPS and NPS - Allelix Inc. shall be jointly and severally liable to reimburse the retiring trustee for its legal costs and expenses in connection with same.


14.2      Removal

          The Trustee, or any trustee hereafter appointed, may (provided a successor trustee is appointed) be removed at any time on not less than 30 days' prior notice by written instrument executed by NPS and NPS - Allelix Inc., in duplicate, one copy of which shall be delivered to the trustee so removed and one copy to the successor trustee.

14.3      Successor Trustee

          Any successor trustee appointed as provided under this Agreement shall execute, acknowledge and deliver to NPS and NPS - Allelix Inc. and to its predecessor trustee an instrument accepting such appointment. Thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with the like effect as if originally named as trustee in this Agreement. However, on the written request of NPS and NPS - Allelix Inc. or of the successor trustee, the trustee ceasing to act shall, upon payment of any amounts then due it pursuant to the provisions of this Agreement, execute and deliver an instrument transferring to such successor trustee all the rights and powers of the trustee so ceasing to act. Upon the request of any such successor trustee, NPS, NPS - Allelix Inc. and such predecessor trustee shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers.


14.4      Notice of Successor Trustee

          Upon acceptance of appointment by a successor trustee as provided herein, NPS and NPS - Allelix Inc. shall cause to be mailed notice of the succession of such trustee hereunder to each Beneficiary specified in a List. If NPS or NPS - Allelix Inc. shall fail to cause such notice to be mailed within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of NPS and NPS - Allelix Inc..

                                  ARTICLE 15
                                NPS SUCCESSORS

15.1      Certain Requirements in Respect of Combination, etc.

          NPS shall not consummate any transaction (whether by way of reconstruction, reorganization, consolidation, merger, transfer, sale, lease or otherwise) whereby all or substantially all of its undertaking, property and assets would become the property of any other person or, in the case of a merger, of the continuing corporation resulting therefrom unless, but may do so if:

     (a) such other person or continuing corporation (herein called the "NPS Successor"), by operation of law, becomes, without more, bound by the terms and provisions of this Agreement or, if not so bound, executes, prior to or contemporaneously with the consummation of such transaction, a trust agreement supplemental hereto and such other instruments (if any) as are satisfactory to the Trustee, acting reasonably, and in the opinion of legal counsel to the Trustee are reasonably necessary or advisable to evidence the assumption by the NPS Successor of liability for all moneys payable and property deliverable hereunder and the covenant of such NPS Successor to pay and deliver or cause to be delivered the same and its agreement to observe and perform all the covenants and obligations of NPS under this Agreement; and

     (b) such transaction shall, to the satisfaction of the Trustee, acting reasonably, and in the opinion of legal counsel to the Trustee, be upon such terms and conditions as substantially to preserve and not to impair in any material respect any of the rights, duties, powers and authorities of the Trustee or of the Beneficiaries hereunder.

15.2      Vesting of Powers in Successor

          Whenever the conditions of section 11.1 have been duly observed and performed, the Trustee, NPS Successor and NPS - Allelix Inc. shall, if required by section 11.1, execute and deliver the supplemental trust agreement provided for in Article 12 and thereupon NPS Successor shall possess and from time to time may exercise each and every right and power of NPS under this Agreement in the name of NPS or otherwise and any act or proceeding by any provision of this Agreement required to be done or performed by the Board of Directors of NPS or any officers of NPS may be done and performed with like force and effect by the directors or officers of such NPS Successor.

15.3      Wholly-Owned Subsidiaries

          Subject to section 4.12 of the Arrangement Agreement, nothing herein shall be construed as preventing the amalgamation or merger of any wholly-owned direct or indirect subsidiary of NPS with or into NPS or the winding-up, liquidation or dissolution of any wholly-owned subsidiary of NPS provided that all of the assets of such subsidiary are transferred to NPS or another wholly-owned direct or indirect subsidiary of NPS and any such transactions are expressly permitted by this Article 11.

                                  ARTICLE 16
                 AMENDMENTS AND SUPPLEMENTAL TRUST AGREEMENTS

16.1      Amendments, Modifications, etc.

          This Agreement may not be amended or modified except by an agreement in writing executed by NPS, NPS - Allelix Inc. and the Trustee and approved by the Beneficiaries in accordance with section 10.2 of the Share Provisions.

16.2      Ministerial Amendments

          Notwithstanding the provisions of section 12.1, the parties to this Agreement may in writing, at any time and from time to time, without the approval of the Beneficiaries, amend or modify this Agreement for the purposes of:

     (a) adding to the covenants of any or all parties hereto for the protection of the Beneficiaries hereunder provided that the Board of Directors of each of NPS - Allelix Inc. and NPS shall be of the good faith opinion that such additions will not be prejudicial to the rights or interests of the Beneficiaries;

     (b) making such amendments or modifications not inconsistent with this Agreement as may be necessary or desirable with respect to matters or questions which, in the good faith opinion of the Board of Directors of each of NPS and NPS - Allelix Inc. and in the opinion of the Trustee, having in mind the best interests of the Beneficiaries it may be expedient to make, provided that such Boards of Directors and the Trustee, acting on the advice of counsel, shall be of the opinion that such amendments and modifications will not be prejudicial to the interests of the Beneficiaries; or

     (c) making such changes or corrections which, on the advice of counsel to NPS, NPS - Allelix Inc. and the Trustee, are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error, provided that the Trustee, acting on the advice of counsel, and the Board of Directors of each of NPS and NPS - Allelix Inc. shall be of the opinion that such changes or corrections will not be prejudicial to the rights and interests of the Beneficiaries.

16.3      Meeting to Consider Amendments

          NPS - Allelix Inc., at the request of NPS, shall call a meeting or meetings of the Beneficiaries for the purpose of considering any proposed amendment or modification requiring approval pursuant hereto. Any such meeting or meetings shall be called and held in accordance with the by-laws of NPS - Allelix Inc., the Share Provisions and all applicable laws.

16.4      Changes in Capital of NPS and NPS - Allelix Inc.

          At all times after the occurrence of any event contemplated pursuant to section 2.7 or 2.8 of the Support Agreement or otherwise, as a result of which either NPS Common Shares or the Exchangeable Shares or both are in any way changed, this Agreement shall forthwith be amended and modified as necessary in order that it shall apply with full force and effect, mutatis mutandis, to all new securities into which NPS Common Shares or the Exchangeable Shares or both are so changed and the parties hereto shall execute and deliver a supplemental trust agreement giving effect to and evidencing such necessary amendments and modifications.

16.5      Execution of Supplemental Trust Agreements

          No amendment to or modification or waiver of any of the provisions of this Agreement otherwise permitted hereunder shall be effective unless made in writing and signed by all of the parties hereto. From time to time NPS - Allelix Inc. (when authorized by a resolution of its Board of Directors), NPS (when authorized by a resolution of its Board of Directors) and the Trustee may, subject to the provisions of these presents, and they shall, when so directed by these presents, execute and deliver by their proper officers, trust agreements or other instruments supplemental hereto, which thereafter shall form part hereof, for any one or more of the following purposes:

     (a) evidencing the succession of NPS Successors and the covenants of and obligations assumed by each such NPS Successor in accordance with the provisions of Article 11 and the successors of any successor trustee in accordance with the provisions of Article 10;

     (b) making any additions to, deletions from or alterations of the provisions of this Agreement or the Voting Rights, the Exchange Right or the Automatic Exchange Rights which, in the opinion of the Trustee, will not be prejudicial to the interests of the Beneficiaries or are, in the opinion of counsel to the Trustee, necessary or advisable in order to incorporate, reflect or comply with any legislation the provisions of which apply to NPS, NPS -Allelix Inc., the Trustee or this Agreement; and

      (c) for any other purposes not inconsistent with the provisions of this Agreement, including without limitation, to make or evidence any amendment or modification to this Agreement as contemplated hereby, provided that, in the opinion of the Trustee, the rights of the Trustee and Beneficiaries will not be prejudiced thereby.

                                  ARTICLE 17
                                  TERMINATION

17.1      Term

          The Trust created by this Agreement shall continue until the earliest to occur of the following events:

     (a)  no outstanding Exchangeable Shares are held by a Beneficiary;

     (b) each of NPS and NPS - Allelix Inc. elects in writing to terminate the Trust and such termination is approved by the Beneficiaries in accordance with section 10.2 of the Share Provisions; and

     (c) 21 years after the death of the last survivor of the descendants of His Majesty King George VI of Canada and the United Kingdom of Great Britain and Northern Ireland living on the date of the creation of the Trust.

17.       Survival of Agreement

          This Agreement shall survive any termination of the Trust and shall continue until there are no Exchangeable Shares outstanding held by a Beneficiary; provided, however, that the provisions of Articles 8 and 9 shall survive any such termination of this Agreement.

                                  ARTICLE 18
                                    GENERAL

18.1      Severability

          If any provision of this Agreement is held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remainder of this Agreement shall not in any way be affected or impaired thereby and the agreement shall be carried out as nearly as possible in accordance with its original terms and conditions.

18.2      Enurement

          This Agreement shall be binding upon and enure to the benefit of the parties hereto and their respective successors and permitted assigns and to the benefit of the Beneficiaries.

18.3      Notices to Parties

          All notices and other communications between the parties hereunder shall be in writing and shall be deemed to have been given if delivered personally or by confirmed telecopy to the parties at the following addresses (or at such other address for such party as shall be specified in like notice):

     (a)  if to NPS or NPS - Allelix Inc., at:

          NPS Pharmaceuticals, Inc.

          420 Chipeta Way

          Salt Lake City, Utah 84108



          Attention:     .

          Telecopier No.:    .

          if to the Trustee, at:

          . Trust Company
          .

          Attention:  Vice President, Client Services
          Telecopier No.:

Any notice or other communication given personally shall be deemed to have been given and received upon delivery thereof and if given by telecopy shall be deemed to have been given and received on the date of receipt thereof unless such day is not a Business Day in which case it shall be deemed to have been given and received upon the immediately following Business Day.

18.4      Notice to Beneficiaries

          Any and all notices to be given and any documents to be sent to any Beneficiaries may be given or sent to the address of such Beneficiary shown on the register of holders of Exchangeable Shares in any manner permitted by the by-laws of NPS - Allelix Inc. from time to time in force in respect of notices to shareholders and shall be deemed to be received (if given or sent in such manner) at the time specified in such by-laws, the provisions of which by-laws shall apply mutatis mutandis to notices or documents as aforesaid sent to such Beneficiaries.

18.5      Counterparts

          This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

18.6      Jurisdiction

          This Agreement shall be construed and enforced in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.


18.7      Attornment

          Each of the Trustee, NPS and NPS - Allelix Inc. agrees that any action or proceeding arising out of or relating to this Agreement may be instituted in the courts of the Province of Ontario, waives any objection which it may have now or hereafter to the venue of any such action or proceeding, irrevocably submits to the jurisdiction of the said courts in any such action or proceeding, agrees to be bound by any judgment of the said courts and not to seek, and hereby waives, any review of the merits of any such judgment by the courts of any other jurisdiction and NPS hereby appoints NPS - Allelix Inc. at its registered office in the Province of Ontario as attorney for service of process.

          IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                              NPS PHARMACEUTICALS, INC.

                              By:___________________________
                              Name:
                              Title:


                              NPS - ALLELIX INC.

                              By:___________________________
                              Name:
                              Title:


                              . TRUST COMPANY

                              By:___________________________
                              Name:
                              Title:


                              By:___________________________
                              Name:
                              Title:

                             CONVERSION AGREEMENT


     This (the "Conversion Agreement") is made as of October ___, 1999 (the "Effective Date") by and between Allelix Biopharmaceuticals Inc., a corporation organized under the laws of Canada ("Allelix"), Johnson & Johnson Development Corp., a New Jersey corporation ("J&J"), and NPS Pharmaceuticals, Inc., a Delaware corporation ("NPS").

                                   RECITALS

     WHEREAS, Allelix and J&J are parties to a Stock Purchase Agreement effective October 30, 1998 (the "SPA"); and

     WHEREAS, J&J has purchased from Allelix under the SPA certain shares of Allelix preferred stock, defined in the SPA as the "Initial Shares" (the "Initial Shares"); and

     WHEREAS, the Initial Shares are convertible into common shares in the capital of Allelix; and

     WHEREAS, pursuant to the SPA, J&J has the right (the "Purchase Right") to acquire common shares in the capital of Allelix (the "Supplementary Shares"); and

     WHEREAS, Allelix and NPS have agreed to merge (the "Merger") under terms set out in a certain Arrangement Agreement dated September 27, 1999 (the "AA"); and

     WHEREAS, NPS is a U.S. public company registered and reporting with the Securities and Exchange Commission under the 1934 Exchange Act with shares listed for public trading on NASDAQ; and

     WHEREAS, each holder of an Allelix common share not resident in Canada will receive (unless such holder properly dissents) under the Merger as provided for in the AA in exchange for each share so held 0.3238 of an NPS common stock which shares are required by the AA (1) to be registered for resale under SEC laws, rules and regulations and on Form S-3, and (2) to be listed on NASDAQ; and

     WHEREAS, the parties hereto desire that the Initial Shares be treated as if they were shares of Allelix common stock for purposes of the merger of NPS and Allelix under the AA, such that J&J will receive free trading shares of NPS common stock in exchange for its Initial Shares, but only to the extent that the Merger closes as contemplated by the AA; and

     WHEREAS, the parties have agreed that J&J's right to acquire common shares in the capitol of Allelix pursuant to the terms of the Initial Shares and the SPA shall, at the Effective Time (as defined in the AA) be amended on the terms and conditions set out herein.

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. J&J supports the Merger under the AA.

     1.1  J&J acknowledges and agrees that

          (a) it received a copy of the AA (filed with the U.S. Securities and Exchange Commission ("SEC") by NPS as an exhibit to a Form S-8 filed on October 1, 1999) and to copies of other forms, financial statements, and documents filed with the SEC by NPS and with the Ontario Securities Commission ("OSC") by Allelix. Allelix and NPS are now preparing Allelix's Management Proxy Circular in connection with the Special Meeting of Allelix Shareholders at which the Merger will be considered (the "Meeting"), and NPS's Proxy Statement, respectively, and these will be delivered to J&J as soon as they are publicly available.

          (b) it has full right, power and authority to vote the Initial Shares at any meeting at which Allelix preferred shares are entitled to vote and hereby revokes any prior proxy delivered in respect of the Initial Shares; and

          (c) it will not sell, transfer, convey, or assign its right, title or interest in or to the Initial Shares prior to the termination of the AA.

     1.2 NPS warrants and represents that it is current in its filing obligations with the SEC and Allelix warrants and represents that it is current in its filing obligations with the OSC.

     1.3 J&J hereby irrevocably appoints Allelix as the holder of its proxy with full power and authority coupled with an interest to vote the Initial Shares at the Meeting and any postponement or adjournment thereof in favor of the Continuance Resolution and the Arrangement Resolution (in each case as defined in the Allelix Management Proxy Circular).

     1.4 Allelix and NPS represent and warrant that they will include this Conversion Agreement in the filing with the Canadian Court for the preliminary order and the final order approving the merger under the terms of the AA.

     1.5 Allelix covenants and agrees to vote the Initial Shares in favor of the Continuance Resolution and the Arrangement Resolution.

     2. The Initial Shares will convert into NPS common shares pursuant to the plan of arrangement.

     2.1 The parties agree that at the Effective Time (as defined in the AA) the Initial Shares (being all of the issued and outstanding shares of Allelix preferred shares purchased by J&J from Allelix under the SPA) will, pursuant to the plan of arrangement, convert into 284,269 NPS common shares (the "NPS Shares").

     2.2 NPS agrees that forthwith after receipt of the certificate evidencing the Initial Shares, NPS shall

          (a) as of the Effective Time cause J&J to be recorded on the books and records of NPS as the registered holder of the NPS Shares; and

          (b)  deliver the certificate evidencing the NPS Shares to J&J.

     2.3 The parties agree that the computation for this exchange is properly shown on the attached "Appendix A: Computation of the Conversion," which is incorporated herein by this reference.

     2.4 NPS warrants to J&J that the NPS Shares will be (a) validly issued as fully paid, and non-assessable and (b) freely tradeable shares of NPS common stock.

     2.5 For greater certainty, the conversion of the Initial Shares described in paragraph 2.1 above is conditional upon completion of the plan of arrangement contemplated by and under the terms of the AA. Accordingly, if such plan of arrangement fails to close for any reason, the Initial Shares will not convert and J&J will continue to hold the Initial Shares in Allelix under the terms of the SPA. The parties further agree that they have no need to make arrangements for continuation of any "share provisions" defining rights and preferences for the preferred stock characteristics of the Initial Shares in any successor company under the Merger contemplated in the AA because either (1) the merger will close and the Initial Shares will become NPS common shares, or (2) the merger will not close and the existing "share provisions" in Allelix's articles will continue to govern the rights and preferences of the Initial Shares.

     3.  The SPA remains in full force and effect.

     3.2 Except as provided in the next sentence, the SPA remains in full force and effect according to the terms thereof. The parties agree that the SPA is amended such that the right to purchase Supplementary Shares is hereby amended such that hereafter J&J shall be entitled to acquire only common stock of NPS on the following terms: (a) purchases by J&J under the SPA shall be made in U.S. dollars; and (b) purchase of shares of NPS common stock shall be based upon the conversion ratio in the AA.

     4.  Further assurances.

     4.1 Each of Allelix and NPS covenants to do all acts and deeds, execute such instruments and to give any further assurances which are reasonably necessary or appropriate to confirm that J&J will receive the full measure of its rights under the SPA.

     5.  No known breach or default.

     5.1 Each party hereby gives to the other party assurances that (1) it knows of no breach or default by any party to the SPA, (2) it knows of no basis in fact or law which, if asserted, would nullify or impair the execution and performance of this Conversion Agreement by it or another party to this Conversion Agreement.

     IN WITNESS WHEREOF, the parties have set their hands and seals hereto as of the Effective Date shown above.

                         ALLELIX BIOPHARMACEUTICALS INC.



                         By   _____________________________________
                         Its  _____________________________________


                         JOHNSON & JOHNSON DEVELOPMENT CORP.



                         By   _____________________________________
                         Its  _____________________________________



                         NPS PHARMACEUTICALS, INC.



                         By   _____________________________________
                         Its  _____________________________________

    This Appendix A is an appendix to a certain Conversion Agreement between Allelix Biopharmaceuticals Inc. ("Allelix"), Johnson & Johnson Development Corp. ("J&J"), and NPS Pharmaceuticals Inc. ("NPS") dated the Effective Date of October ____, 1999.

    1.  Conversion of the Initial Shares into shares of Allelix Common Shares.
        ----------------------------------------------------------------------

    The articles of incorporation of Allelix contain share provisions for the Preferred Shares, Series 1 Shares Share Provision (hereinafter the "Share Provisions") which defines the dates and times for conversion of the Initial Shares into Allelix common shares.

    Section 1 of the Share Provisions provides:

    Conversion Rate  = Stated Value/1/   =  U.S. $2,000 = Cdn$2,949.80
                       ---------------      -----------   ------------
                     Conversion Price/2/ =  Cdn$3.36    =   Cdn$3.36  = 877.9166


    Accordingly, each Preferred Share in the Initial Shares converts to
877.9166 Allelix common shares (2,949.8 + 3.36) and the 1,000 shares of Preferred Stock convert into 877,916 Allelix common shares (fractional shares are rounded down under the SPA).


    2.  Conversion of the Allelix common shares into NPS common shares.
        ---------------------------------------------------------------

    The Arrangement Agreement (the "AA") provides a fixed conversion ratio for converting Allelix common shares into NPS common shares. This ratio is one Allelix common share converts into 0.3238 shares of NPS common stock. This ratio then establishes that the 877,916 Allelix common shares convert into 284,269 shares of NPS common stock. (877,916 x 0.3238.)

    Accordingly, J&J will receive 284,269 shares of NPS common stock upon surrender of its certificate representing the Initial Shares (1,000 Allelix Preferred Shares).




---------------------------------

     /1/    For purposes of computing the exchange rate for the conversion of
U.S. dollars into Canadian dollars the parties agree to use U.S. $1.00 = Cdn$1.4749. This figure is the average of the "noon buying rate in the city of New York for cable transfers in Canadian dollars as certified for customs purposes for the twenty (20) business days preceding October 20, 1999. See the attached sheet taken from the web page for the Federal Reserve Bank of New York.

     /2/    The parties agree that the minimum threshold applies to establish the Conversion Price at Cdn$3.36 per share.

                                  SCHEDULE B


                               SUPPORT AGREEMENT

              MEMORANDUM OF AGREEMENT made as of the  day of , .

     AMONG:

          NPS PHARMACEUTICALS, INC.,
          a corporation existing under the laws of the State of Delaware (hereinafter referred to as "NPS"),

          OF THE FIRST PART,

          - and -

          NPS HOLDINGS LIMITED,
          a company existing under the laws of the Province of British Columbia (hereinafter referred to as "NPS Holdings"),

          OF THE SECOND PART,

          - and -

          NPS ALLELIX INC.
          a company existing under the laws of the Province of British Columbia (hereinafter referred to as "NPS - Allelix Inc."),

OF THE THIRD PART.

          WHEREAS in connection with an arrangement agreement (the "Arrangement Agreement") made as of between NPS and Allelix Biopharmaceuticals Inc. ("Allelix"), NPS - Allelix Inc. is to issue exchangeable shares (the "Exchangeable Shares") to certain holders of securities of Allelix pursuant to the plan of arrangement (the "Arrangement") contemplated by the Arrangement Agreement;

          NOW THEREFORE in consideration of the respective covenants and agreements provided in this Agreement and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto covenant and agree as follows:

                                   ARTICLE 1
                        DEFINITIONS AND INTERPRETATION

1.1       Defined Terms

          Each term denoted herein by initial capital letters and not otherwise defined herein shall have the meaning ascribed thereto in the rights, privileges, restrictions and conditions (collectively, the "Share Provisions") attaching to the Exchangeable Shares attached as Appendix 1 to the Plan of Arrangement as set out in the Articles of Arrangement of Allelix, unless the context requires otherwise.

 1.2      Interpretation Not Affected by Headings

          The division of this agreement into Articles, sections and other portions and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this agreement. Unless otherwise indicated, all references to an "Article" or "section" followed by a number and/or a letter refer to the specified Article or section of this agreement. The terms "this Agreement", "hereof", "herein" and "hereunder" and similar expressions refer to this agreement and not to any particular Article, section or other portion hereof and include any agreement or instrument supplementary or ancillary hereto.

1.3      Number, Gender

          Words importing the singular number only shall include the plural and vice versa. Words importing any gender shall include all genders.

1.4      Date for any Action

          If any date on which any action is required to be taken under this agreement is not a Business Day, such action shall be required to be taken on the next succeeding Business Day. For the purposes of this agreement, a "Business Day" means any day on which commercial banks are open for business in Salt Lake City, Utah and Toronto, Ontario other than a Saturday, a Sunday or a day observed as a holiday in Salt Lake City, Utah under the laws of the State of Utah or the federal laws of the United States of America or in Toronto, Ontario under the laws of the Province of Ontario or the federal laws of Canada.

                                   ARTICLE 2
                       COVENANTS OF NPS AND NPS HOLDINGS

2.1      Covenants Regarding Exchangeable Shares

          So long as any Exchangeable Shares not owned by NPS or its Affiliates are outstanding, NPS will:

(a) not declare or pay any dividend on the NPS Common Shares unless (i) NPS - Allelix Inc. shall simultaneously declare or pay, as the case may be, an equivalent dividend (as provided for in the Share Provisions) on the Exchangeable Shares and (ii) NPS - Allelix Inc. shall have sufficient money or other assets or authorized but unissued securities available to enable the due declaration and the due and punctual payment, in accordance with applicable law, of any such dividend on the Exchangeable Shares;

(b) advise NPS - Allelix Inc. sufficiently in advance of the declaration by NPS of any dividend on NPS Common Shares and take all such other actions as are reasonably necessary, in co-operation with NPS - Allelix Inc., to ensure that the respective declaration date, record date and payment date for a dividend on the Exchangeable Shares shall be the same as the declaration date, record date and payment date for the corresponding dividend on the NPS Common Shares;

(c) ensure that the record date for any dividend declared on NPS Common Shares is not less than 10 Business Days after the declaration date of such dividend;

(d) take all such actions and do all such things as are reasonably necessary or desirable to enable and permit NPS - Allelix Inc., in accordance with applicable law, to pay and otherwise perform its obligations with respect to the satisfaction of the Liquidation Amount, the Retraction Price or the Redemption Price in respect of each issued and outstanding Exchangeable Share (other than Exchangeable Shares owned by NPS or its Affiliates) upon the liquidation, dissolution or winding-up of NPS - Allelix Inc., the delivery of a Retraction Request by a holder of Exchangeable Shares or a redemption of Exchangeable Shares by NPS - Allelix Inc., as the case may be, including without limitation all such actions and all such things as are necessary or desirable to enable and permit NPS - Allelix Inc. to cause to be delivered NPS Common Shares to the holders of Exchangeable Shares in accordance with the provisions of Article 5, 6 or 7, as the case may be, of the Share Provisions; and

(e) take all such actions and do all such things as are reasonably necessary or desirable to enable and permit NPS Holdings, in accordance with applicable law, to perform its obligations arising upon the exercise by it of the Liquidation Call Right, the Retraction Call Right or the Redemption Call Right, including without limitation all such actions and all such things as are necessary or desirable to enable and permit NPS Holdings to cause to be delivered NPS Common Shares to the holders of Exchangeable Shares in accordance with the provisions of the Liquidation Call Right, the Retraction Call Right or the Redemption Call Right, as the case may be.

2.2  Segregation of Funds

     NPS will cause NPS - Allelix Inc. to deposit a sufficient amount of funds in a separate account of NPS - Allelix Inc. and segregate a sufficient amount of such other assets and property as is necessary to enable NPS - Allelix Inc. to pay dividends when due and to pay or otherwise satisfy its respective obligations under Article 5, 6 or 7 of the Share Provisions, as applicable.

2.3  Reservation of NPS Common Shares

     NPS hereby represents, warrants and covenants in favour of NPS -Allelix Inc. and NPS Holdings that NPS has reserved for issuance and will, at all times while any Exchangeable Shares (other than Exchangeable Shares held by NPS or its Affiliates) are outstanding, keep available, free from pre-emptive and other rights, out of its authorized and unissued capital stock such number of NPS Common Shares (or other shares or securities into which NPS Common Shares may be reclassified or changed as contemplated by section 2.7 hereof) (a) as is equal to the sum of (i) the number of Exchangeable Shares issued and outstanding from time to time and (ii) the number of Exchangeable Shares issuable upon the exercise of all rights to acquire Exchangeable Shares outstanding from time to time and (b) as are now and may hereafter be required to enable and permit NPS to meet its obligations under the Voting and Exchange Trust Agreement and under any other security or commitment pursuant to which NPS may now or hereafter be required to issue NPS Common Shares, to enable and permit NPS Holdings to meet its obligations under each of the Liquidation Call Right, the Retraction Call Right and the Redemption Call Right and to enable and permit NPS - Allelix Inc. to meet its respective obligations hereunder and under the Share Provisions.

2.4  Notification of Certain Events

     In order to assist NPS to comply with its obligations hereunder and to permit NPS Holdings to exercise the Liquidation Call Right, the Retraction Call Right and the Redemption Call Right, NPS - Allelix Inc. will notify NPS and NPS Holdings of each of the following events at the time set forth below:

(a) in the event of any determination by the Board of Directors of NPS - Allelix Inc. to institute voluntary liquidation, dissolution or winding-up proceedings with respect to NPS - Allelix Inc. or to effect any other distribution of the assets of NPS - Allelix Inc. among its shareholders for the purpose of winding up its affairs, at least 60 days prior to the proposed effective date of such liquidation, dissolution, winding-up or other distribution;

(b) promptly, upon the earlier of receipt by NPS - Allelix Inc. of notice of and NPS - Allelix Inc. otherwise becoming aware of any threatened or instituted claim, suit, petition or other proceedings with respect to the involuntary liquidation, dissolution or winding-up of NPS - Allelix Inc. or to effect any other distribution of the assets of NPS - Allelix Inc. among its shareholders for the purpose of winding up its affairs;

(c)  immediately, upon receipt by NPS - Allelix Inc. of a Retraction Request;

(d) on the same date on which notice of redemption is given to holders of Exchangeable Shares, upon the determination of a Redemption Date in accordance with the Share Provisions; and

(e) as soon as practicable upon the issuance by NPS - Allelix Inc. of any Exchangeable Shares or rights to acquire Exchangeable Shares (other than the issuance of Exchangeable Shares and rights to acquire Exchangeable Shares in exchange for outstanding Allelix common shares pursuant to the Arrangement).

2.5  Delivery of Common Shares to NPS - Allelix Inc. and NPS Holdings

     In furtherance of its obligations under sections 2.1(d) and (e) hereof, upon notice from NPS - Allelix Inc. or NPS Holdings of any event that requires NPS - Allelix Inc. or NPS Holdings, to cause to be delivered NPS Common Shares to any holder of Exchangeable Shares, NPS shall forthwith issue and deliver or cause to be delivered to NPS - Allelix Inc. or NPS Holdings the requisite number of NPS Common Shares to be received by, and issued to or to the order of, the former holder of the surrendered Exchangeable Shares, as NPS -Allelix Inc. or NPS Holdings shall direct. All such NPS Common Shares shall be duly authorized and validly issued as fully paid and non-assessable and shall be free and clear of any lien, claim or encumbrance. In consideration of the issuance and delivery of each such NPS Common Share, NPS - Allelix Inc. or NPS Holdings, as the case may be, shall pay a cash purchase price equal to the fair market value of such NPS Common Shares.

2.6  Qualification of NPS Common Shares

     If any NPS Common Shares (or other shares or securities into which NPS Common Shares may be reclassified or changed as contemplated by section 2.7 hereof) to be issued and delivered hereunder require registration or qualification with or approval of or the filing of any document, including any prospectus or similar document or the taking of any proceeding with or the obtaining of any order, ruling or consent from any governmental or regulatory authority under any Canadian or United States federal, provincial or state securities or other law or regulation or pursuant to the rules and regulations of any securities or other regulatory authority or the fulfillment of any other United States or Canadian legal requirement before such shares (or such other shares or securities) may be issued by NPS and delivered by NPS at the direction of NPS Holdings or NPS - Allelix Inc., if applicable, to the holder of surrendered Exchangeable Shares or in order that such shares (or such other shares or securities) may be freely traded thereafter (other than any restrictions of general application on transfer by reason of a holder being a "control person" for purposes of Canadian provincial securities law or an "affiliate" of NPS for purposes of United States federal or state securities law), NPS will in
good faith expeditiously take all such actions and do all such things as are necessary or desirable to cause such NPS Common Shares (or such other shares or securities) to be and remain duly registered, qualified or approved under United States and/or Canadian law, as the case may be. NPS will in good faith expeditiously take all such actions and do all such things as are reasonably necessary or desirable to cause all NPS Common Shares (or such other shares or securities) to be delivered hereunder to be listed, quoted or posted for trading on all stock exchanges and quotation systems on which outstanding NPS Common Shares (or such other shares or securities) have been listed by NPS and remain listed and are quoted or posted for trading at such time.

2.7  Economic Equivalence

     So long as any Exchangeable Shares not owned by NPS or its Affiliates are outstanding:

(a) NPS will not without prior approval of NPS - Allelix Inc. and the prior approval of the holders of the Exchangeable Shares given in accordance with section 10.2 of the Share Provisions:

          (i) issue or distribute NPS Common Shares (or securities exchangeable for or convertible into or carrying rights to acquire NPS Common Shares) to the holders of all or substantially all of the then outstanding NPS Common Shares by way of stock dividend or other distribution, other than an issue of NPS Common Shares (or securities exchangeable for or convertible into or carrying rights to acquire NPS Common Shares) to holders of NPS Common Shares who exercise an option to receive dividends in NPS Common Shares (or securities exchangeable for or convertible into or carrying rights to acquire NPS Common Shares) in lieu of receiving cash dividends; or

          (ii) issue or distribute rights, options or warrants to the holders of all or substantially all of the then outstanding NPS Common Shares entitling them to subscribe for or to purchase NPS Common Shares (or securities exchangeable for or convertible into or carrying rights to acquire NPS Common Shares); or

          (iii) issue or distribute to the holders of all or substantially all of the then outstanding NPS Common Shares (A) shares or securities of NPS of any class other than NPS Common Shares (other than shares convertible into or exchangeable for or carrying rights to acquire NPS Common Shares), (B) rights, options or warrants other than those referred to in section 2.7(a)(ii) above, (C) evidences of indebtedness of NPS or (D) assets of NPS, unless the economic equivalent on a per share basis of such rights, options, securities, shares, evidences of indebtedness or other assets is issued or distributed simultaneously to holders of the Exchangeable Shares; provided that, for greater certainty, the above restrictions shall not apply to any securities issued or distributed by NPS in order to give effect to and to consummate the transactions contemplated by, and in accordance with, the Arrangement Agreement. ( i)

(b) NPS will not without the prior approval of NPS - Allelix Inc. and the prior approval of the holders of the Exchangeable Shares given in accordance with section 10.2 of the Share Provisions:

          (i) subdivide, redivide or change the then outstanding NPS Common Shares into a greater number of NPS Common Shares; or

          (ii) reduce, combine, consolidate or change the then outstanding NPS Common Shares into a lesser number of NPS Common Shares; or

          (iii) reclassify or otherwise change NPS Common Shares or effect an amalgamation, merger, reorganization or other transaction affecting NPS Common Shares, unless the same or an economically equivalent change shall simultaneously be made to, or in the rights of the holders of, the Exchangeable Shares.

(c) NPS will ensure that the record date for any event referred to in section 2.7(a) or 2.7(b) above, or (if no record date is applicable for such event) the effective date for any such event, is not less than five Business Days after the date on which such event is declared or announced by NPS (with contemporaneous notification thereof by NPS to NPS - Allelix Inc.).

(d) The Board of Directors of NPS - Allelix Inc. shall determine, in good faith and in its sole discretion, economic equivalence for the purposes of any event referred to in section 2.7(a) or 2.7(b) above and each such determination shall be conclusive and binding on NPS. In making each such determination, the following factors shall, without excluding other factors determined by the Board of Directors of NPS - Allelix Inc. to be relevant, be considered by the Board of Directors of NPS - Allelix Inc.:

          (i) in the case of any stock dividend or other distribution payable in NPS Common Shares, the number of such shares issued in proportion to the number of NPS Common Shares previously outstanding;

          (ii) in the case of the issuance or distribution of any rights, options or warrants to subscribe for or purchase NPS Common Shares (or securities exchangeable for or convertible into or carrying rights to acquire NPS Common Shares), the relationship between the exercise price of each such right, option or warrant and the Current Market Price;

          (iii) in the case of the issuance or distribution of any other form of property (including without limitation any shares or securities of NPS of any class other than NPS Common Shares, any rights, options or warrants other than those referred to in section 2.7
                (d) (ii) above, any evidences of indebtedness of NPS or any assets of NPS), the relationship between the fair market value (as determined by the Board of Directors of NPS - Allelix Inc. in the manner above contemplated) of such property to be issued or distributed with respect to each outstanding NPS Common Share and the Current Market Price;

          (iv) in the case of any subdivision, redivision or change of the then outstanding NPS Common Shares into a greater number of NPS Common Shares or the reduction, combination, consolidation or change of the then outstanding NPS Common Shares into a lesser number of NPS Common Shares or any amalgamation, merger, reorganization or other transaction affecting NPS Common Shares, the effect thereof upon the then outstanding NPS Common Shares; and

          (v) in all such cases, the general taxation consequences of the relevant event to holders of Exchangeable Shares to the extent that such consequences may differ from the taxation consequences to holders of NPS Common Shares as a result of differences between taxation laws of Canada and the United States (except for any differing consequences arising as a result of differing marginal taxation rates and without regard to the individual circumstances of holders of Exchangeable Shares).

(c) NPS - Allelix Inc. agrees that, to the extent required, upon due notice from NPS, NPS - Allelix Inc. will use its best efforts to take or cause to be taken such steps as may be necessary for the purposes of ensuring that appropriate dividends are paid or other distributions are made by NPS - Allelix Inc., or subdivisions, redivisions or changes are made to the Exchangeable Shares, in order to implement the required economic equivalent with respect to the NPS Common Shares and Exchangeable Shares as provided for in this section 2.7.

2.8  Tender Offers

     In the event that a tender offer, share exchange offer, issuer bid, take-over bid or similar transaction with respect to NPS Common Shares (an "Offer") is proposed by NPS or is proposed to NPS or its shareholders and is recommended by the Board of Directors of

NPS, or is otherwise effected or to be effected with the consent or approval of the Board of Directors of NPS, and the Exchangeable Shares are not redeemed by NPS - Allelix Inc. or purchased by NPS Holdings pursuant to the Redemption Call Right, NPS will use its reasonable efforts expeditiously and in good faith to take all such actions and do all such things as are necessary or desirable to enable and permit holders of Exchangeable Shares (other than NPS and its Affiliates) to participate in such Offer to the same extent and on an economically equivalent basis as the holders of NPS Common Shares, without discrimination. Without limiting the generality of the foregoing, NPS will use its reasonable efforts expeditiously and in good faith to ensure that holders of Exchangeable Shares may participate in each such Offer without being required to retract Exchangeable Shares as against NPS - Allelix Inc. (or, if so required, to ensure that any such retraction, shall be effective only upon, and shall be conditional upon, the closing of such Offer and only to the extent necessary to tender or deposit to the Offer). Nothing herein shall affect the rights of NPS - Allelix Inc. to redeem (or NPS Holdings to purchase pursuant to the Redemption Call Right) Exchangeable Shares, as applicable, in the event of a NPS Control Transaction.

2.9   Ownership of Outstanding Shares

      Without the prior approval of NPS - Allelix Inc. and the prior approval of the holders of the Exchangeable Shares given in accordance with section 10.2 of the Share Provisions, NPS covenants and agrees in favour of NPS- Allelix Inc. that, as long as any outstanding Exchangeable Shares are owned by any Person other than NPS or any of its Affiliates, NPS will be and remain the direct or indirect beneficial owner of all issued and outstanding voting shares in the capital of NPS - Allelix Inc. and NPS Holdings.

2.10  NPS and Affiliates Not to Vote Exchangeable Shares

      NPS covenants and agrees that it will appoint and cause to be appointed proxyholders with respect to all Exchangeable Shares held by it and its Affiliates for the sole purpose of attending each meeting of holders of Exchangeable Shares in order to be counted as part of the quorum for each such meeting. NPS further covenants and agrees that it will not, and will cause its Affiliates not to, exercise any voting rights which may be exercisable by holders of Exchangeable Shares from time to time pursuant to the Share Provisions or pursuant to the provisions of the Act (or any successor or other corporate statute by which NPS - Allelix Inc. may in the future be governed) with respect to any Exchangeable Shares held by it or by its Affiliates in respect of any matter considered at any meeting of holders of Exchangeable Shares.

2.11  Rule 10b-18 Purchases

      For certainty, nothing contained in this Agreement, including without limitation the obligations of NPS contained in section 2.8 hereof, shall limit the ability of NPS or NPS - Allelix Inc. to make a "Rule 10b-18 Purchase" of NPS Common Shares pursuant to Rule 10b-18 of the United States Securities Exchange Act of 1934, as amended.

2.12  Stock Exchange Listing

      NPS covenants and agrees in favour of NPS - Allelix Inc. that, as long as any outstanding Exchangeable Shares are owned by any Person other than NPS or any of its Affiliates, NPS will use its reasonable efforts to maintain a listing for such Exchangeable Shares on a Canadian stock exchange.


                                   ARTICLE 3
                                NPS SUCCESSORS

3.1  Certain Requirements in Respect of Combination, etc.

     NPS shall not consummate any transaction (whether by way of reconstruction, reorganization, consolidation, merger, transfer, sale, lease or other-wise) whereby all or substantially all of its undertaking, property and assets would become the property of any other Person or, in the case of a merger, of the continuing corporation resulting therefrom unless, but may do so if:

     (a) such other Person or continuing corporation (the "NPS Successor") by operation of law, becomes, without more, bound by the terms and provisions of this Agreement or, if not so bound, executes, prior to or contemporaneously with the consummation of such transaction, an agreement supplemental hereto and such other instruments (if any) as are reasonably necessary or advisable to evidence the assumption by the NPS Successor of liability for all moneys payable and property deliverable hereunder and the covenant of such NPS Successor to pay and deliver or cause to be delivered the same and its agreement to observe and perform all the covenants and obligations of NPS under this Agreement; and

     (b) such transaction shall be upon such terms and conditions as substantially to preserve and not to impair in any material respect any of the rights, duties, powers and authorities of the other parties hereunder.

3.2  Vesting of Powers in Successor

     Whenever the conditions of section 3.1 have been duly observed and performed, the parties, if required by section 3.1, shall execute and deliver the supplemental agreement provided for in section 3.1(a) and thereupon the NPS Successor shall possess and from time to time may exercise each and every right and power of NPS under this Agreement in the name of NPS or otherwise and any act or proceeding by any provision of this Agreement required to be done or performed by the Board of Directors of NPS or any officers of NPS may be done and performed with like force and effect by the directors or officers of such NPS Successor.

3.3  Wholly-Owned Subsidiaries

     Subject to section 6.5(w) of the Arrangement Agreement, nothing herein shall be construed as preventing the amalgamation or merger of any wholly-owned direct or indirect subsidiary of NPS with or into NPS or the winding-up, liquidation or dissolution of any wholly-owned subsidiary of NPS provided that all of the assets of such subsidiary are transferred to NPS or another wholly-owned direct or indirect subsidiary of NPS and any such transactions are expressly permitted by this Article 3.


                                   ARTICLE 4
                                    GENERAL
4.1  Term

     This Agreement shall come into force and be effective as of the date hereof and shall terminate and be of no further force and effect at such time as no Exchangeable Shares (or securities or rights convertible into or exchangeable for or carrying rights to acquire Exchangeable Shares) are held by any Person other than NPS and any of its Affiliates.

4.2  Changes in Capital of NPS and NPS - Allelix Inc.

     At all times after the occurrence of any event contemplated pursuant to sections 2.7 and 2.8 hereof or otherwise, as a result of which either NPS Common Shares or the Exchangeable Shares or both are in any way changed, this agreement shall forthwith be amended and modified as necessary in order that it shall apply with full force and effect, mutatis mutandis, to all new securities into which NPS Common Shares or the Exchangeable Shares or both are so changed and the parties hereto shall execute and deliver an agreement in writing giving effect to and evidencing such necessary amendments and modifications.

4.3  Severability

     If any provision of this Agreement is held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remainder of this Agreement shall not in any way be affected or impaired thereby and this Agreement shall be carried out as nearly as possible in accordance with its original terms and conditions.

4.4  Amendments, Modifications

     This Agreement may not be amended or modified except by an agreement in writing executed by NPS - Allelix Inc., NPS Holdings and NPS and approved by the holders of the Exchangeable Shares in accordance with section 10.2 of the Share Provisions.

4.5  Ministerial Amendments

     Notwithstanding the provisions of section 4.4, the parties to this Agreement may in writing at any time and from time to time, without the approval of the holders of the Exchangeable Shares, amend or modify this Agreement for the purposes of:

     (a) adding to the covenants of any or all parties provided that the Board of Directors of each of NPS - Allelix Inc., NPS Holdings and NPS shall be of the good faith opinion that such additions will not be prejudicial to the rights or interests of the holders of the Exchangeable Shares;

     (b) making such amendments or modifications not inconsistent with this Agreement as may be necessary or desirable with respect to matters or questions which, in the good faith opinion of the Board of Directors of each of NPS - Allelix Inc., NPS Holdings and NPS, it may be expedient to make, provided that each such Board of Directors shall be of the good faith opinion that such amendments or modifications will not be prejudicial to the rights or interests of the holders of the Exchangeable Shares; or

     (c) making such changes or corrections which, on the advice of counsel to NPS - Allelix Inc., NPS Holdings and NPS, are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error, provided that the Boards of Directors of each of NPS - Allelix Inc., NPS Holdings and NPS shall be of the good faith opinion that such changes or corrections will not be prejudicial to the rights or interests of the holders of the Exchangeable Shares.

4.6  Meeting to Consider Amendments

     NPS - Allelix Inc., at the request of NPS, shall call a meeting or meetings of the holders of the Exchangeable Shares for the purpose of considering any proposed amendment or modification requiring approval pursuant to section 4.4 hereof. Any such meeting or meetings shall be called and held in accordance with the bylaws of NPS - Allelix Inc., the Share Provisions and all applicable laws.

4.7  Amendments Only in Writing

     No amendment to or modification or waiver of any of the provisions of this Agreement otherwise permitted hereunder shall be effective unless made in writing and signed by all of the parties hereto.

4.8  Enurement

     This Agreement shall be binding upon and enure to the benefit of the parties hereto and their respective successors and assigns.

4.9  Notices to Parties

     All notices and other communications between the parties to this Agreement shall be in writing and shall be deemed to have been given if delivered personally or by confirmed telecopy to the parties at the following addresses (or at such other address for any such party as shall be specified in like notice):

          NPS Pharmaceuticals, Inc.

          420 Chipeta Way

          Salt Lake City, UT 84108

               Attention:       Hunter Jackson

               Telecopier No.:  801-583-4961

               with a copy to:

               Blake, Cassels & Graydon

               Box 25, Commerce Court West

               199 Bay Street, 28th Floor

               Toronto, Ontario

               M5L 1A9

               Attention:  Mr. J. Rob Collins

               Telecopier No.:  (416) 863-2653

     Any notice or other communication given personally shall be deemed to have been given and received upon delivery thereof and if given by telecopy shall be deemed to have been given and received on the date of confirmed receipt thereof unless such day is not a Business Day in which case it shall be deemed to have been given and received upon the immediately following Business Day.

4.10 Counterparts

     This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

4.11 Jurisdiction

     This Agreement shall be construed and enforced in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

4.12 Attornment

     Each of the parties hereto agrees that any action or proceeding arising out of or relating to this Agreement may be instituted in the courts of the Province of Ontario, waives any objection which it may have now or hereafter to the venue of any such action or proceeding, irrevocably submits to the jurisdiction of the said courts in any such action or proceeding, agrees to be bound by any judgment of the said courts and not to seek, and hereby waives, any review of the merits of any such judgment by the courts of any other jurisdiction and NPS hereby appoints NPS - Allelix Inc. at its registered office in the Province of Ontario as attorney for service of process.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                              NPS PHARMACEUTICALS, INC.

                              By:________________________________
                              Name:
                              Title:


                              NPS HOLDINGS LIMITED

                              By:________________________________
                              Name:
                              Title:


                              NPS - ALLELIX INC.

                              By:________________________________
                              Name:
                              Title:

                               ANNUAL INFORMATION

                                 Incorporation

   Allelix Biopharmaceuticals Inc. (the "Company" or "Allelix") is governed by the provisions of the Canada Business Corporations Act. The Company was originally incorporated in 1981 as Allelix Inc. and its original emphasis was on agricultural biotechnology and human diagnostics. In October 1989, the Company redirected its focus to human therapeutics and changed its name to Allelix Biopharmaceuticals Inc.

   The Corporation's head office is located in the City of Mississauga at 6850 Goreway Drive, Mississauga, Ontario L4V 1V7.

   In December 1991, the articles of the Company were amended to combine the outstanding series A and B common shares into a single class of common shares on a two for one basis and to create a class of preference shares. As a result of this amendment Allelix is currently authorized to issue an unlimited number of common shares and an unlimited number of preference shares in series. The Company's directors are authorized to create and issue these preferred shares. In November 1998, 1,000 preferred shares--Series 1, were issued to Johnson & Johnson Development Corporation ("JJDC") for US$2,000,000.

   In May 1996, Allelix incorporated a subsidiary company Base4 Bioinformatics Inc. ("Base4") pursuant to the provisions of the Canada Business Corporations Act. Base4 will develop and apply bioinformatics techniques to drug discovery and development.

   On July 29, 1997, Allelix acquired all of the outstanding shares and extinguished certain outstanding debt of Allelix Neuroscience Inc., formerly Trophix Pharmaceuticals Inc. ["Trophix"] of South Plainfield, New Jersey, in exchange for 2,495,203 Allelix common shares valued at $24,450,000 and US$3,222,000 in cash. Following the completion of a licensing agreement with Janssen Pharmaceutica N.V., ("Janssen") a US$1,000,000 milestone payment payable in Allelix common shares to the former Trophix shareholders was made. As a result, the Company issued 486,395 common shares valued at $3.19 each in November 1998. Up to an additional US$3,000,000 may be paid to Trophix shareholders in Allelix common shares upon achievement by Allelix Neuroscience Inc. of further clinical and commercial milestones by July 29, 2001. The acquisition added a new technology platform and three products to the Company's neuroscience portfolio for the treatment of schizophrenia and/or dementia, for neuropathic pain and for spinal cord injury. Allelix Neuroscience Inc. moved its offices to Cranbury, New Jersey in December 1998.

   On April 8, 1997, the Company and Pharm-Eco Laboratories, Inc. ["Pharm-Eco"] of Lexington, Massachusetts formed Allelix Pharm-Eco LP, a United States limited partnership, to develop jointly two families of neuropharmaceutical compounds for cognition enhancement and cocaine addiction. Allelix paid US$1,800,000, consisting of 88,094 Allelix common shares valued at $12.62 each and US$1,000,000 in cash to Pharm-Eco for its interest in the joint venture. The Company further invested US$1,000,000 in the joint venture in April 1997 to fund pre-clinical development of the two programs to bring Allelix's ownership interest to 60.5%. The purchase was accounted for as research and development acquired. During 1998, the Company paid an additional US$1,800,000 by issuing 247,295 Allelix common shares to Pharm-Eco following the achievement of certain commercial milestones. Allelix invested in the joint venture an additional US$1,000,000 in cash and converted its accounts receivable of US$839,000 from the Allelix Pharm-Eco LP into units of the partnership to bring Allelix's ownership interest to 68.2%. Under the terms of the agreement with Pharm-Eco, the Company will be responsible for its proportionate 68.2% share of the research and development costs while Pharm-Eco will be responsible for the balance.

                        General Development of Business

   Allelix was formed in 1989 as the result of a management buyout of the company then known as Allelix Inc. During 1989 the Company raised $8.4 million from institutional and strategic investors. The Company completed an initial public offering in December 1991 to raise $25 million and its common shares are listed on the Montreal and Toronto stock exchanges.

Overview of Business Activities

   Allelix discovers and develops pharmaceutical product candidates for commercialization through partnerships with established pharmaceutical companies. Allelix discovers products by applying chemical and biological approaches to disease targets identified through biotechnology. The Company has completed a Phase II clinical trial for its leading product candidate: ALX1-11, a recombinant form of human parathyroid hormone, for the treatment of postmenopausal osteoporosis and in 1998 completed a Phase I trial for the treatment of migraine. The Company has developed core capabilities in two areas of pharmaceutical drug discovery: protein therapeutics (particularly recombinant production of proteins and peptides) and receptor and transporter-based drug design (focussed specifically in neuroscience) and has organized itself into two business units around these areas of expertise. The Company believes that the core capabilities of its business units represent technology platforms, which can be applied within and between the business units to support development of additional product candidates.

   The Company discovers, patents and develops promising lead compounds as human therapeutics. If such products are successfully commercialized, they typically enjoy significant periods of market exclusivity (depending on patent protection granted). To achieve profitable operations the Company, alone or with others, must successfully develop and obtain regulatory approvals to market its products. To obtain these regulatory approvals and to achieve commercial success clinical trials must demonstrate that the products are safe for use in humans and that they are effective. There can be no assurances that the research and development conducted by Allelix will result in commercially viable products.

   All of Allelix's products are in either the research or the development stage and therefore the Company does not generate revenue from product sales. The Company funds its operations with the proceeds from collaborations with corporate partners, the sale of equity, interest income and government grants.

   The Company forms strategic collaborations with established pharmaceutical companies to exploit fully its technological strengths in drug discovery and gain access to worldwide pharmaceutical markets. Allelix currently has five significant collaborative agreements with established pharmaceutical companies: two agreements with Eli Lilly Canada Inc. ("Eli Lilly") to discover new drugs for psychiatric, neurological and eating disorders, two agreements with Janssen to discover new drugs for schizophrenia and/or dementia, and for neuropathic pain plus an agreement with Hoechst Marion Roussel ("Hoechst") for dopamine D4 drugs for neuropsychiatric disorders. To strengthen and accelerate its research and development efforts, the Company also has established a network of collaborations with universities, academics, clinicians and research institutions.

   In deciding to initiate, continue or discontinue scientific programs, management rigorously evaluates each discovery target and product candidate from a commercial perspective, focusing on unserved or underserved medical needs which represent significant commercial opportunities. Market size, development cost, competitive environment, intellectual property protection, and attractiveness to potential pharmaceutical industry partners, among other factors impact the commercial opportunity.

   Allelix's business strategy is to enhance shareholder value by focusing on its core strengths through its business unit structure; developing technology platforms for drug discovery and development; collaborating with established pharmaceutical companies for broad-based clinical trials and worldwide commercialization; while building and maintaining strong relationships with universities, academics, clinicians and research institutions to gain access to novel product candidates and technologies. Patent protection is secured wherever possible. It is the Company's full intent to reach profitability in as short a time period as possible.

                       Narrative Description of Business
Business Units

 Protein Therapeutics

   The primary focus of the Protein Therapeutics business unit is the development and commercialization of protein-based drugs for treating medical diseases or disorders related to hormone abnormalities or deficiencies. The scientific staff that supports the Protein Therapeutics business unit has experience in microbiology, protein manufacturing, purification and analytical chemistry.

   A key strength of the Company is its ability to develop efficient production processes for the manufacture of recombinant therapeutic proteins like ALX1-11. The Company has developed a proprietary production process to produce PTH by fermentation and purification in accordance with the Food and Drug Administration ("FDA") and European Community Good Manufacturing Practices
(GMP). In selecting protein-based product candidates the Company favours those that can be produced recombinantly through its proprietary E. coli production process.

 ALXI-11 Osteoporosis Program

   Allelix has developed ALX1-11, the full-length recombinant parathyroid hormone PTH, an 84 amino acid protein, as a treatment for postmenopausal osteoporosis. Osteoporosis is a progressive skeletal disease characterized by the loss of bone mass and bone mineral density leading to fractures. Bone mass decreases with age, particularly in women, leaving the bones prone to fracture, especially in the wrist, spine and hip. In women, this condition typically occurs after menopause and the complications from these fractures can lead to hospitalization and death. Approximately 20% of osteoporosis patients are male.

   Demographic studies have shown that 35% of women over the age of 50 will suffer an osteoporosis-related fracture during their lifetime. In North America, 1.5 million individuals sustain a fracture related to this disease each year, including 300,000 hip fractures, resulting in a significant economic burden on the health care system. The National Osteoporosis Foundation in the United States estimates that a woman's risk of suffering a hip fracture is equal to her combined risk of developing breast, uterine and ovarian cancer. The annual cost of osteoporosis in the United States in 1995 was estimated to be more than US$13 billion. The National Institutes of Health estimate that, on a worldwide basis, more than 200 million people suffer from reduced bone mass, which contributes to more than 4 million fractures annually. Mortality in the first year following a hip fracture is 15% to 20%. The successful treatment of osteoporosis would result in the reduction of bone fractures, significantly improving quality of life and reducing health care costs associated with treatment and chronic care.

   ALX1-11 is a recombinant form of human PTH. PTH is a hormone that plays an important role in the natural regulation of bone mineral metabolism in the body. Recently published studies have shown that PTH has a marked stimulatory effect on new bone formation in animals when administered as a single daily injection. Furthermore, several clinical investigators have demonstrated in independent studies that a fragment of the PTH molecule enhances bone formation in humans. Allelix believes that these results, published over the past 20 years, suggest that PTH is able to reverse bone loss in osteoporosis sufferers. Allelix believes that PTH increases the number of bone-forming cells and may also increase the activity of such cells. The increase in bone density observed in these studies was confirmed in the Phase II clinical trial indicating that PTH may represent a significant treatment alternative for osteoporosis sufferers. The results demonstrated that PTH significantly increases bone mineral density and bone content in the spine of women with postmenopausal osteoporosis.

   Traditional treatments for osteoporosis include calcium supplements, vitamin D compounds, estrogen replacement therapy, calcitonin, diet and exercise. In addition, a class of drugs known as bisphosphonates has been developed which slow the resorption of bone and over several years can increase bone mass by amounts ranging from 3% to 8%. Alendronate, marketed by Merck and Co. Inc. ("Merck") under the brand name

Fosamax, is the most recently approved bisphosphonate and has demonstrated an increase in bone mineral density ("BMD") of 8% over three years and a reduction in the incidence of bone fractures by 50%. However, there is a widely recognized need for a treatment that can prevent fractures by replacing lost bone more rapidly. The Company believes that PTH may address this need. If approved for commercial sale, ALX1-11 would be positioned as a therapy for postmenopausal osteoporosis in patients who either have suffered a fracture due to osteoporosis, or have been diagnosed to have significantly decreased bone mass. Once bone mass is restored, patients could be treated with anti-resorptive therapeutics. The Company has no way of knowing the extent or progress of such competitors' trials. If any such trial were to result in regulatory approval to market a competing PTH the market potential of ALX1-11 could be adversely affected. See "Competition".

   In 1994, Allelix conducted a Phase I clinical trial in The Netherlands that demonstrated the safety of ALX1-11 in humans. The Phase II clinical trial for ALX1-11 was initiated in June 1995 in 18 centres throughout Canada and the United States and involved over 200 women suffering from postmenopausal osteoporosis. The trial was a double blind, placebo-controlled, dose-ranging safety and efficacy study and the course of treatment was 12 months. Patients self-administered one of three different dosages of ALX1-11 or a placebo by subcutaneous injection in a manner similar to self-administered daily insulin injections by diabetics. The goal of the clinical trial was to compare the relative effectiveness of the three dose levels on spinal BMD. Blood samples were taken in the clinical trial to monitor the effects of the drug on several biochemical markers of bone growth and bone metabolism. In June 1996, Allelix entered into a collaboration agreement with Astra AB ("Astra") for the development and commercialization of ALX1-11 for osteoporosis. See "Collaboration Agreements--Development Agreement with Astra AB". The Phase II trial was completed in February 1997. The final report was submitted to Astra in June 1997 and Astra conveyed its decision to conduct a Phase III trial with ALX1-11 to Allelix in September 1997. In September 1998, Astra notified the Company that it would return all of the assets associated with the program and all related proprietary rights to Allelix at no cost and paid a 4,800,000 Netherlands Guilders cancellation penalty.

   Since PTH is a protein, it must be administered by subcutaneous injection at the present time. There is a possibility that alternate routes of administration such as inhalation, intranasal or transdermal may be feasible. A number of companies are investigating alternative routes of administration for a variety of peptides. In particular, insulin has been shown to be absorbed by the inhalation route and calcitonin is commercially available in an intranasal form. Allelix believes that there is at least one company working on an inhalation form of PTH. The feasibility of administering PTH by one of these other routes is unknown and will need to be investigated.

 ALX-0600 (Glucagon-Like Peptide-2 or GLP-2)

   ALX-0600 is an analog of glucagon-like peptide-2 (GLP-2), a naturally occurring 33 amino acid hormone. A published study by one of the Company's academic collaborators demonstrated that the use of ALX-0600 in animals resulted in a marked stimulatory effect on the rate of growth of epithelial cells lining the small intestine. In this study, GLP-2 induced an approximately 50% increase in weight of small intestine epithelium within ten days of administration. The Company believes that ALX-0600 may have the ability to induce a similar effect in humans. Furthermore, the growth-promoting properties of ALX-0600 appear to be highly tissue-specific, predominantly affecting the small intestine, thereby reducing the risk of adverse side effects.

   The Company is currently developing ALX-0600 for the treatment of short bowel syndrome, a condition caused by removal of large segments of the small intestine. Approximately 20,000 to 40,000 patients in North America have undergone surgical resection (removal) of a portion of the small intestine because of gastrointestinal problems that cause the intestine to malfunction. Patients with this condition often do not have enough small intestine remaining after resection to allow for the absorption of sufficient nutrients from the diet since the epithelium of the small intestine is the primary site of nutrient absorption. There are currently no effective therapies available for enhancing the growth and repair of the small intestine epithelium. In extreme cases, the remaining intestine is no longer able to perform its normal function of transporting vital nutrients into the blood stream.

   Patients with severely impaired intestinal function caused by short bowel syndrome often must be fed intravenously by a technique called total parenteral nutrition ("TPN") for a period of time, and in some cases permanently. TPN costs can exceed $100,000 annually per patient. Approximately 100,000 people in North America are on long-term TPN. The Company believes that ALX-0600 for short bowel syndrome may qualify for orphan drug status in the U.S. because of the small patient population, the poor quality of life and the high mortality rate facing these patients, and the current absence of an effective therapy for enhancing growth and repair of small intestine epithelium. There is no assurance that the Company will be successful in obtaining orphan drug status for ALX-0600. See "Risk Factors--Government Regulation; No Assurance of Regulatory Approval".

   Allelix is also investigating the use of ALX-0600 for the replenishment of epithelial cells of the small intestine which are damaged by chemotherapy treatment for cancer. The Company believes that ALX-0600 may be suitable as an adjunct therapy to cancer chemotherapy if it can ameliorate the toxic gastrointestinal side effects, thereby improving patient compliance with the chemotherapy regimen and possibly allowing for dose escalation of the chemotherapy agent. The principal agents that would benefit from such an adjunctive therapy are 5-fluorouracil (administered to approximately 1 million patients per year) and CPT-11 (approximately 500,000 patients per year and increasing). Approximately 16% and 50% of patients receiving these respective therapies experience extreme gastrointestinal side effects sufficient to warrant treatment with an agent such as ALX-0600 should its safety and efficacy be proven in clinical trials.

   Allelix is evaluating the potential use of ALX-0600 for the treatment of other intestinal disorders, such as inflammatory bowel diseases and other conditions and diseases associated with impaired intestinal function.

   The Company has licensed rights to ALX-0600 from an academic collaborator who is entitled to participate in the proceeds of commercialization of the product candidates, if successfully developed and approved. The Company completed a Phase I clinical trial of ALX-0600 in normal subjects in November 1998. Allelix has also identified a supplier of clinical grade ALX-0600. The Company is also developing a recombinant production system that may be used to produce the product.

   The U.S. Patent and Trademark Office ("PTO") in August 1998 issued a Notice of Allowance to the Company for its basic patent containing claims covering the composition and medical uses of ALX-0600 and related gastrointestinal drug candidate compounds.

Neuroscience

   The primary focus of the Neuroscience business unit is the use of rational drug design to develop novel drug candidates for the treatment of psychiatric, neurological and immunological disorders. The business unit has demonstrated its ability to discover and utilize human neuroreceptors, ion channels and neurotransporters for drug screening. The unit is currently developing product candidates for schizophrenia, dementia, obesity, diabetes, migraine, drug abuse, spasticity and pain.

   Control of physiological function in the nervous system depends on production by nerve cells ("neurons") of chemical messengers called neurotransmitters. These neurotransmitters interact with proteins located on the surface of target cells (receptors or ion channels), thereby inducing physiological activity. Neurotransmitters also interact with other membrane-bound proteins (transporters) which control their actions by removing the neurotransmitters from the synapse. Drugs can be designed to interact with these membrane proteins to inhibit or augment the activity of the natural neurotransmitter and bring about a therapeutic effect. Typically, receptor, ion channels and transporters exist in families with several similar variations, or subtypes, and it is possible to design drugs which interact only with particular subtypes, leaving others unaffected. Such drugs will interfere selectively with the physiological activity governed by the specific subtype, potentially maximizing efficacy while reducing the risk of undesirable side effects.

   By using biochemical pharmacology methods to study the binding of neurotransmitters to their recognition sites, chemists can design drugs that bind more strongly and more selectively to specific subtypes. Computer-based molecular modelling studies of the receptor, ion channel or transporter and of their interaction with drugs provide useful information to chemists in designing novel and more effective drugs. These technologies make the overall drug discovery process more efficient and predictive.

   The number and diversity of targets that continue to be discovered in the human brain complicate neuropharmaceutical drug design. Until the late 1980s, new drug compounds were mostly discovered by random screening and the success rate was approximately one active compound for each 20,000 tested. Now, pharmacology is a key element in the streamlined discovery strategy which applies rational drug design to molecular targets. By understanding the structure and nature of the targets, compounds are synthesized to fit the target and the success rate of identifying active compounds improves.

   Allelix applies an integrated discovery strategy, with close co-operation between chemists and pharmacologists, using tools provided by molecular and cellular biologists and computer modelers. Allelix biologists clone human receptor, ion channel and transporter genes and induce cells to express proteins from these genes. Genetically engineered cells which express the pure protein at their surface are used for discovery and evaluating chemical libraries provided by Allelix's collaborative partners. Finally, the actions of potential drug candidates emerging from the screening process are tested in vivo, using in-house behavioral pharmacology expertise, in animal models of CNS diseases.

 Migraine

   Migraine is a debilitating CNS disorder that affects more than 20 million people in North America. At present, the "triptans", lead by sumatriptan, are the dominant players in the estimated US$1.5 billion market. The "triptans" are non-selective serotonergic agonists that demonstrate approximately equal affinities for both the 5-HT1D and 5-HT1B receptor subtypes. Although these compounds have efficacy as anti-migraine therapeutics, they have received class labelling from the regulatory authorities due to the risk of serious cardiovascular events. As the 5-HT1B receptor, but not the 5-HT1D receptor, is expressed on human blood vessels, Allelix scientists hypothesized that 5-HT1B likely mediates the coronary artery vasospasm. Consequently, Allelix used a receptor-based drug design approach to identify and develop subtype-selective compounds that have high affinity for 5-HT1D and minimal activity at 5-HT1B. ALX-0646, our development compound, demonstrated efficacy in animal models predictive of anti-migraine activity and importantly, ALX-0646 was virtually devoid of activity on isolated human coronary arteries. In 1998, ALX-0646 completed a Phase Ia clinical trial in the United Kingdom. The compound was deemed safe and no significant adverse events were detected during the study at any of the dose levels examined. In particular, no cardiovascular effects were reported. The company is preparing for Phase II studies in the United States in 1999 and the identification of a development and commercialization partner is currently underway.

 GlyT-1 for Schizophrenia and Dementia with Janssen Pharmaceutica N.V.

   Prospective drug candidates are glycine reuptake inhibitors selective for the GlyT-1 transporter. GlyT-1 inactivates the neurotransmitter glycine by transport (reuptake) out of the synapse back into the releasing nerve cell. Glycine acts as a co-transmitter with glutamic acid at the NMDA receptor. There is evidence that this receptor is in a hypofunctional state in schizophrenia. Based on this, Allelix has established a program to discover drugs which block the reuptake of glycine. This approach should result in increased levels of glycine, resultant activation of the NMDA receptor and a novel route to a therapeutic effect in schizophrenia. In addition, the NMDA receptor is known to be essential for learning and memory. Because of this, the Company is also targeting reuptake inhibitors for dementia where the hallmark symptom is memory loss.

   In October 1998, Allelix entered into a collaborative agreement with Janssen for the development and commercialization of GlyT-1 inhibitors for schizophrenia and dementia. It is the intent of the partners to have a development candidate in clinical trial by the end of 1999. See "Collaboration Agreements--Development Agreement with Janssen Pharmaceutica N.V.".

 Research with Pharm-Eco Laboratories Inc.

   In 1997 Allelix and Pharm-Eco established a joint venture ("JV") to develop and commercialize therapeutic agents for dementia and cocaine abuse.

 Dementia Program

   Dementia, primarily Alzheimer's disease, is a major public health problem globally, afflicting over 20 million people worldwide and increasing in incidence with age to about one in two in the eighth decade of life. One of the hallmark symptoms of dementia is memory loss and overall decline of cognitive ability. The ability to treat dementia pharmacologically has only been realised in the last several years, but existing treatments are of limited efficacy. Only two drugs have been approved in North America to date (COGNEX(TM) and ARICEPT(TM)) and both of these are of the same class. The Allelix Pharm-Eco JV has identified ALE-26015, a compound that has been shown to enhance long term potentiation ("LTP") and cognitive performance in animals as a novel approach to treating dementia. LTP is widely believed to represent the fundamental cellular mechanism of learning and memory. The Company believes that ALX-26015, by enhancing LTP, could represent a means of improving memory and cognitive function in Alzheimer's disease patients. The Company has received approval to conduct Phase I studies in the United Kingdom, and will begin human dosing early in 1999.

   The Company plans to develop the compound through Phase I clinical trials and license it to a major pharmaceutical partner. Partnering discussions have been initiated.

 Cocaine Abuse Program

   The JV is collaborating with the U.S. National Institute of Drug Abuse (whose mission is to reduce substance abuse) to develop a dopamine reuptake inhibitor (DRI), as a substitution therapy for cocaine abuse. There is currently no approved pharmacotherapeutic available to treat this form of substance abuse, which afflicts approximately 1 million individuals in North America, and engenders large dollar costs to society. Cocaine is believed to exert its addictive effects by blocking the inactivation mechanism for the neurotransmitter dopamine, which mediates reinforcing behavior. The Company believes that DRI treatment can block the effects of cocaine at the inactivation site for dopamine and relieve the abuser of the need to ingest more cocaine.

 CNS Receptor Research with Eli Lilly Canada Inc.

   Allelix and Eli Lilly first entered into a collaborative agreement in November 1989 to develop excitatory amino acid ("EAA") receptors as therapeutic targets. EAA receptors, encoded by a large gene family, mediate the actions of glutamate, the primary excitatory neurotransmitter in the central nervous system. As a result of their important role in neuronal communication, glutamatergic dysfunction has been implicated in variety of neuropathological conditions, including neuropsychiatric disorders, Alzheimer's disease, epilepsy and secondary damage caused by stroke. These diseases continue to represent significant unmet medical need. Allelix has cloned and expressed the majority of human EAA receptors in stable cell lines for use as drug targets. Research efforts have identified numerous subtype-selective series' of compounds that have the potential to treat a number of the above therapeutic indications. The first clinical candidates are expected to be declared in early 1999. The success of the research and the commitment of both parties to continue their leadership role in this area is reflected by the two year extension and expansion of the EAA program signed in November 1998.

   In 1994, the Eli Lilly collaboration was expanded to include the identification of novel neuropeptide Y (NPY) receptors implicated in eating disorders leading to obesity. With few safe and effective drugs on the market, obesity continues to be a growing problem in North America. Current estimates suggest that 50% of all adults in the United States are clinically obese. In 1997, the program was broadened further to include a genomics-based approach focused on identifying novel genetic targets as tools for drug discovery in obesity and diabetes mellitus. These efforts are ongoing and the program has been extended for one year until the end of 1999.

 Research on Neuron-Selective Sodium Channels with Janssen Pharmaceutica N. V

   In December 1995, Trophix, entered into a collaborative research agreement with Janssen, a wholly owned subsidiary of Johnson & Johnson, for the discovery and development of compounds for the treatment of neuropathic pain. Janssen is responsible for all research and development costs and has exclusive marketing rights to drugs resulting from the collaboration. The Company received approximately US$0.8 million from Janssen under the terms of the agreement in 1998. Allelix will receive milestone payments upon the achievement of development and clinical benchmarks, as well as royalties when a product is commercialized. This program is in discovery phase.

 Dopamine Receptor Research with Hoechst Marion Roussel

   In January 1995, Allelix entered into a research collaboration agreement with Hoechst to discover and develop D4 receptor-specific compounds for the treatment of antipsychotic disorders, particularly schizophrenia. See "Collaboration Agreements--Dopamine D4 Receptor Research Agreement with Hoechst Marion Roussel".

   Allelix has completed use of the human dopamine D4 receptor subtype to identify specific D4 antagonists, in collaboration with Hoechst, with the objective of producing more selective drugs for the treatment of neuropsychiatric disorders. Potential drug candidates from both Allelix and Hoechst were identified during 1997 and are being further evaluated for a number of potential therapeutic indications, in pre-clinical testing, by Hoechst. Future development of the potential drug candidates, as per the collaborative agreement, now lies with Hoechst.

Other Initiatives

 Resolution Pharmaceuticals Inc.

   Allelix and MDS Nordion Inc., ("Nordion"), a Canadian-based company that is the world's leading supplier of technetium, formed Resolution Pharmaceuticals Inc. ("Resolution") in August 1992 as a joint venture to develop peptide based radiopharmaceuticals for the diagnosis of disease using nuclear imaging. Allelix currently owns 21.8% of Resolution after giving effect to a $10 million private financing in May 1996. The joint venture was created to take advantage of Allelix's expertise in peptides and receptor based drug design and Nordion's knowledge of the radiopharmaceuticals industry. Resolution's radiopharmaceuticals consist of peptide-targeting compounds, chemically linked (chelated) with the radioisotope technetium-99m. The peptide portions of the molecules are used to target receptors affiliated with disease, while technetium provides images useful in disease diagnosis. The unique structure and specificity of the peptides permit their selective accumulation at disease sites to allow physicians to diagnose internal disorders using imaging cameras. The use of these labeled peptides represents the latest advance in the development of imaging agents as they are inexpensive to produce, have a low probability of immune reaction and clear from the blood faster, resulting in increased imaging sensitivity and superior image quality relative to other imaging agents. Resolution has two products in clinical trials. The most advanced RP128 for the diagnostic imaging of inflammation has successfully completed Phase II trials for rheumatoid arthritis and Crohn's disease. A further clinical trial for osteomyelitis is underway conducted by our corporate partner CIS BioInternational. RP527 which images prostate, breast and small cell lung cancer started Phase I/II clinical trials in January 1999. Other diagnostic and therapeutic radiopharmaceutical products for the cancer and neuroscience markets are anticipated to enter clinical trials in 1999-2000.

 Base4 Bioinformatics Inc.

   In May 1996, Allelix incorporated Base4 to develop and apply bioinformatics techniques to drug discovery and development. In January 1998, Base4 completed a private financing by raising $4.5 million of equity capital. Allelix now holds a 29.2% ownership interest in the company. Base4 had twenty-eight employees at August 1998.

   Bioinformatics applies advanced information technology methodologies to the management and analysis of pharmaceutical discovery information. The need for these methods has developed in part because of the various genome-sequencing projects underway internationally, which are doubling the number of known gene sequences every 15-18 months. These sequences provide a wealth of new targets for pharmaceutical development. Comparable advances in chemistry and pharmacology have generated major information management issues.

   Base4 developed and markets PharMatrix(TM), which is a browser-based collaborative Knowledge Management and Project Management System tailored for the pharmaceutical and biotechnology industries. Built upon the Livelink(TM) product from Open Text Corporation, PharMatrix addresses specific requirements of the target industries. The structure of Project Management and Laboratory Management components are ideally suited to Base4's typical client's matrix organizations and processes. Allelix was the first customer of PharMatrix.

   Within the biotechnology industry, often the specialized nature of a company's activities precludes applying an "off the shelf" software solution to its information management requirements. In such cases, a custom database solution is in order and Base4 has the expertise to guide customers through the specification, design, development, implementation and testing stages of the system development process. This ensures that the ultimate system incorporates state of the art technology, fully achieves the customer's business objectives and is able to grow and evolve with the customer's business.

   Base4 employs advanced computer networking methods and software that allows its staff to be distributed to multiple geographic sites within research institutes allowing them to work closely with the scientific staff of these institutes. Base4 has recently renewed its supply agreement with Canada's National Research Council ("NRC") to take responsibility for the NRC's Canadian Bioinformatics Resource "CBR" database that is available to biological researchers. Base4 has also entered into collaboration arrangements with the Samuel Lunenfeld Research Institute at Mount Sinai Hospital in Toronto and with the Centre for Molecular Medicine and Therapeutics of the University of British Columbia in Vancouver. An office in Carlsbad, California was recently opened and an office in the eastern United States is planned to serve customers in that region.

Collaboration Agreements

   The Company forms strategic alliances with established pharmaceutical companies to exploit fully its technological strengths, gain access to worldwide pharmaceutical markets and to generate revenue. Allelix's timing and choice of partner for such collaborations are based on the costs involved in conducting further trials, Allelix's available resources, and the risk profile of the product candidate, among other considerations. The collaboration agreements Allelix enters into include rights of termination in favour of Allelix's partners. Furthermore, these agreements generally provide that Allelix will not conduct independently, or with any third party, any research that competes with the research conducted under the collaborative program. See "Risk Factors--Dependence on Strategic Alliances".

 Protein Therapeutics

 Development Agreement with Astra AB

   In June 1996 Allelix entered into a collaboration agreement with Astra for the development and worldwide commercialization of ALXI-11 for the treatment of osteoporosis. Under the terms of the agreement, Allelix received a non-refundable license fee of US$5 million in July, 1996, a progress payment of US$2 million in November, 1996, representing partial reimbursement for its Phase II clinical trial costs and a milestone payment and reimbursement of costs of $17.1 million in November, 1997.

   In September 1998, Astra terminated its agreement due to a change in research focus. As a result, all assets were returned to Allelix.

   ALX1-11 Supply Agreement with Chiron Corporation

   In May 1992, Allelix entered into an agreement with Chiron B.V. ("Chiron"), a Netherlands company and a subsidiary of Chiron Corporation of Emeryville, California, for the production of clinical grade ALX1-11 at Chiron's GMP plant in the Netherlands. Chiron is currently producing clinical grade ALX1-11 for Allelix using Allelix's proprietary protein manufacturing process. To prepare for Phase II and Phase III clinical trials and commercial production, this agreement was amended in April 1994 to increase the amount of ALX1-11 supplied by Chiron and, in May 1996, the term was extended to December 31, 2002. The agreement requires Chiron to produce ALX1-11 in accordance with FDA and European Community guidelines for GMP of medicinal compounds. The agreement provides for minimum annual purchases of bulk ALX1-11 material by Allelix in each year and may be terminated by Allelix upon payment of a cancellation penalty of 4.8 million Netherlands Guilders (currently approximately $3.8 million). The Company terminated in December 1998. The agreement provides that Chiron will not manufacture recombinant human PTH or any related compound for itself or any third party for 10 years after the termination of the agreement.

 Neuroscience

   Dopamine D4 Receptor Research Agreement with Hoechst Marion Roussel

   Effective January 2, 1995, Allelix entered into a research collaboration with Hoechst to discover and develop dopamine D4 receptor-specific compounds for the treatment of antipsychotic disorders, particularly schizophrenia. Under the terms of this agreement, Hoechst agreed to fund research through to January 1, 1998 up to US$2.3 million per year, extendable to January 2000. In addition, Allelix could receive up to an additional US$18.0 million if certain research and development milestones are met. A portion of these milestone payments is creditable against future royalty payments made by Hoechst to Allelix, if any. Hoechst could terminate this agreement upon six months notice on or after January 2, 1998, or at any time if a change of control occurred with respect to Allelix.

   Pursuant to the terms of the agreement, Hoechst has been granted all rights in any compounds discovered by Allelix under the research program. If products are commercialized and sold by Hoechst, the agreement provides for the payment by Hoechst of royalties to Allelix. Allelix has the right to co-promote products in Canada and Scandinavia. The Company received approximately $1.0 million from Hoechst under the terms of the agreement in 1998 ($3.4 million in 1997). Hoechst also made a $9.9 million equity investment in Allelix in 1995 and currently owns approximately 6.6% of the Company's outstanding common shares.

   Pursuant to its option to allow termination of the collaboration on January 2, 1998, Hoechst has elected to do this. Although the scientific collaboration has fully succeeded in developing D4-selective compounds, the D4-schizophrenia hypothesis has not yet been proven and the program is judged to be high risk. Additional preclinical work is therefore in progress in order to determine possible additional therapeutic indications.

 Research Agreement with Eli Lilly Canada Inc.

   In December 1989, Allelix entered into a research agreement with Eli Lilly under which scientists from Allelix collaborated with scientists from Lilly Research Laboratories in Indianapolis to develop a number of proprietary mammalian cell lines containing human glutamate or EAA receptors. This program is funded by Eli Lilly and, effective November, 1994, was extended to similar types of research activities as applied to the NPY class of CNS receptors. Under the terms of this agreement, Eli Lilly committed to provide Allelix with up to approximately US$10.7 million in research funding over the four-year term that commenced in November, 1994. This program has again been renewed (November, 1998)--EAA for two years, and eating disorders for one year, for $4.1 million in revenue to Allelix in fiscal 1999. If products are marketed and sold by Eli Lilly, royalty payments will be paid to Allelix. This program was extended and expanded twice prior to November,

1994. In 1998 and 1997 the Company received approximately $4.1 million and $3.6 million, respectively, from Eli Lilly. Under the terms of the agreement Eli Lilly also made a US$2.25 million equity investment in Allelix in 1991 and currently holds approximately 1.8% of the Company's outstanding common shares.

 Limited Partnership with Pharm-Eco Laboratories Inc.

   With respect to commercialization of products which arise from the Limited Partnership, it is the Limited Partnership's intent to market the treatment for cocaine abuse within North America (this is commercially and strategically viable in that this would constitute a defined market accessible with a small sales force), but license the rights to the rest of the world. A cognitive enhancement product for the treatment of dementia would be licensed for co-development and marketing to a large pharmaceutical partner.

   Allelix anticipates that it will fund virtually all of the research and development costs incurred by the Allelix Pharm-Eco LP and, in this way, will earn an increasing interest in the Limited Partnership.

Technology Platform

  Research Collaboration with Groupe Fournier

   In August 1994, Allelix entered into a research collaboration agreement with Groupe Fournier, France to identify and develop new therapies for the treatment of atherosclerosis, combining Groupe Fournier's knowledge and capabilities in the lipid field with Allelix's transcription drug discovery technology. The Company received approximately $1.4 million in each of 1997, 1996 and 1995, from Groupe Fournier as technology licensing fees and research support payments. The collaboration was terminated in accordance with the agreement on October 31, 1997. Fournier is presently evaluating the potential clinical utility of some of the lead compounds which emerged from this collaboration.

Competition

   The Company competes with numerous entities that develop and produce products aimed at treating similar conditions to those addressed by the Company, including early-stage companies, established pharmaceutical companies, universities, research institutions, governmental agencies and health care providers. In addition, the Company's product candidates will be required to compete with existing pharmaceutical products, or products developed in the future, that are based on established technologies. The Company is subject to significant competition from industry participants who are pursuing the same or similar technologies as those which constitute the Company's technology platforms and from organizations that are pursuing pharmaceutical products or therapies, or diagnostic products that are competitive with the Company's product candidates. Many of the Company's competitors have substantially more financial and other resources, larger research and development staffs, and more experience and capabilities in researching, developing and testing products in clinical trials, in obtaining FDA and other regulatory approvals, and in manufacturing, marketing and distribution than the Company. The Company's competitors may succeed in developing, obtaining patent protection for, receiving FDA and other regulatory approvals for, or commercializing products more rapidly than the Company. In addition, competitive products may be manufactured and marketed more successfully than the Company's product candidates.

   The Company is aware of certain pharmaceutical companies that are pursuing research and development for pharmaceutical products that are aimed at treating conditions similar to those targeted by the Company's product candidates. In particular, Merck has introduced the drug Fosamax for the treatment of osteoporosis in postmenopausal women. If Fosamax enjoys wide clinical acceptance, the Company's business, financial condition and results of operations could be materially or adversely affected. At least two other companies have an ALX1-11-like drug in clinical trials for osteoporosis, including one in North America/Europe and one in Japan. The Company has no way of knowing the extent or progress of such competitors' trials. If any such competitors' trial were to result in regulatory approval to market a competing PTH the market potential of

ALX1-11 could be adversely affected. Moreover, even without such approval, the announcement of clinical trials of PTH by a significant competitor could result in a decrease in the market price of the Company's common shares.

   The Company believes that its ability to compete successfully will be based upon, among other things, its ability to create and maintain scientifically advanced technology, attract and retain scientific personnel with a broad range of expertise, obtain patent protection or otherwise develop proprietary products or processes, enter into collaborative agreements, and, independently or with its collaborative partners, conduct clinical trials, obtain required governmental approvals on a timely basis, and through its collaborative partners or directly, to commercialize its products. See "Risk Factors--Intense Competition; Rapid Technological Change".

Patents and Trade Secrets

   The Company's success depends, in part, on its ability to obtain patents, maintain its trade secrets and operate without infringing the proprietary rights of third parties. The Company attempts to protect any product candidates and processes developed by it under the intellectual property laws of the United States, Canada and other major market countries. Allelix employs three full-time professionals to monitor competitive patent activities and ensure prompt filings of patent applications. Patent and scientific staff members from each of the business units work closely together to channel scientific activities in patentable and non-infringing directions.

   The Company's patent portfolio embraces more than 100 inventions made by Allelix employees and its collaborators. This has resulted to date in more than 50 U.S. patents; another 85 U.S. patent applications are pending. Of these, 24 patents and 72 filings relate to the Company's business as described in this Annual Information Form. It is the Company's policy to file counterparts of its United States applications in various countries around the world, usually in Canada, Europe and Japan and in other markets where circumstances warrant. The failure to receive patents in respect of pending applications could have a material adverse effect on the Company's business, financial condition and results of operations. See "Risk Factors--Patents and Proprietary Technology".

   The Company's policy in respect of licensing its patents is to generate revenue by licensing patent rights for applications other than human therapeutics. If required, Allelix may seek to negotiate licences under competitive or blocking patents that it believes are required for it to commercialize its products. See "Risk Factors--Patents and Proprietary Technology".

   There can be no assurance that the Company's outstanding patent applications will be allowed, that the Company will develop additional proprietary products that are patentable, that issued patents will provide the Company with any competitive advantages or will not be challenged by any third parties, or that the patents of others will not have an adverse effect on the ability of the Company to do business. Furthermore, there can be no assurance that others will not develop independently similar products, duplicate any of the Company's products or design around the patented products developed by the Company. In addition, the Company may be required to obtain licences under patents or other proprietary rights of third parties. No assurance can be given that any licence required under patents or proprietary rights will be available on terms acceptable to the Company. If Allelix does not obtain such licences, it or its collaborative partners could encounter delays in introducing products to the market while it attempts to design around such patents or proprietary rights, or could find that the development, manufacture or sale of products requiring such licences could be foreclosed. In addition, the Company could incur substantial costs in defending itself in suits brought against Allelix on such patents or in suits in which the Company attempts to enforce its own patents against other parties.

 Protein Therapeutics

   The Company is not aware of any competitive patents covering the use of PTH alone in bone treatment and believes that its patents will enhance its ability to market its ALX1-11. Some competitive patents covering various formulations, PTH production systems and combinations of PTH with other compounds are either granted or pending.

   Since PTH is a naturally occurring compound, limited patent protection is available for recombinant or synthetic forms of PTH or PTH fragments. Patent protection is available for unique PTH compositions and for processes developed for the production of highly pure PTH. Highly pure ALX1-11, its formulation and a cost-effective means for its production are covered by United States patents. Patents are pending for these inventions in other major markets. The Company's Australian patent for ALX1-11, having been accepted by that patent office, was the subject of an opposition proceeding in which a third party challenged grant of the patent. In a subsequent decision received after transfer of the patent to Astra, grant of certain claims of the patent was refused. The Company is considering appeal of that decision. The opponent has recently indicated that it is withdrawing its action if permitted by the Commissioner of Patents. See "Risk Factors--Patents and Proprietary Technology".

   The Company's GLP-2 patent portfolio includes patent applications filed in the United States and internationally for pharmaceutically useful forms and applications of GLP-2. In addition, Allelix has filed composition of matter claims for a number of families of GLP-2 analogs, including ALX-0600 and their use in a variety of intestine-related applications. Patent applications will be filed internationally for these inventions. The Company is not aware of any competitive patents or applications that would interfere with its development program for ALX-0600.

 Neuroscience

   In the dopamine receptor field, Allelix has filed for United States patent protection on five families of lead compounds, and on receptor cell lines useful to assay other drug compounds. Other patent applications have also been filed internationally for these inventions. Allelix has licensed certain relevant patents owned by the Oregon Health Sciences University. The Company is aware of other patents in the dopamine receptor field but does not believe that other patents will affect the Company's current activities or product candidates.

   Allelix has patents pending in the United States and other major markets for numerous inventions relating to the human forms of EAA receptors. The Company is aware of a patent granted in the U.S. to the Salk Institute which describes certain non-human receptor types and is aware of a patent that has been granted to Synaptic Pharmaceutical Corporation on a possible NPY feeding receptor. The Company does not believe that either of these patents will affect the Company's current activities.

   In the migraine field, the Company, through its relationship with the Virginia Commonwealth University, has arranged for patent application filings relating to lead drug compounds. Patent rights for these compounds and all others arising from research at Virginia are owned by the University and Allelix has the option to acquire exclusive and worldwide commercialization rights. While the Company is aware of United States patents and other applications held by others that cover certain receptor types, the Company does not believe that these patents impede its on-going activities.

Regulatory Requirements

   The Canadian pharmaceutical industry is regulated primarily by the Health Protection Branch (the "HPB"), a department of the Government of Canada. This federal agency is similar to the Food and Drug Administration (the "FDA") in the United States and is responsible for regulating drugs for both human and animal use, cosmetics, medical devices, radiation emitting devices, foods and food additives, chemicals and other products affecting human health. A manufacturer is required to follow specific GMP regulations in the production of such products.

   Regulations imposed by federal and local authorities in Canada and the United States, as well as their counterparts in other countries, are a significant factor in the conduct of the research, development, manufacturing and eventual marketing activities for the Company's proposed products. The regulatory processes in Canada and the United States follow the same essential steps, although timing and results may be different.

   Before testing of any agents with potential therapeutic value in healthy human test subjects or patients may begin in Canada and the United States, stringent government requirements for pre-clinical data must be satisfied. These data, obtained from studies in several animal species as well as from laboratory studies, are submitted in Canada and the United States in an Investigational New Drug ("IND") application which must be approved prior to commencement of clinical studies. These pre-clinical data must provide an adequate basis for evaluating both the safety and the scientific rationale for the initial (Phase I) trials in human volunteers.

   Phase I clinical trials commonly are performed in healthy human subjects or, in rare cases such as the testing of HIV treatments, in selected patients with the targeted disease or disorder. The goal of these studies is to establish initial data about tolerance and safety of the drugs in humans. Also, the first data regarding the absorption, distribution, metabolism and excretion of the drug in humans are obtained.

   Phase II clinical trials accumulate preliminary evidence about the pharmacological effects of the drug and the desired therapeutic efficacy in limited studies with moderate numbers of carefully selected patients with the target disease or disorder. The goal is to evaluate the effects of various dosages and to establish an optimal dosage level and dosage schedule. Additional safety data also are gathered from these studies.

   Phase III clinical trials involve expanded, large-scale studies of patients with the target disease or disorder to obtain definitive statistical evidence of the efficacy and safety of the product and dosing regimen. These studies may include investigation of the effects in sub-populations of patients, such as the elderly.

   At the same time that the human clinical program is being performed, additional animal studies are also conducted. Reproductive safety studies are required to justify enrolling female subjects in their childbearing years. Extensive toxicity and carcinogenicity studies lasting as long as 24 months are undertaken to demonstrate the safety of drug administration for the extended period of time required for effective therapy. A variety of studies are also performed to establish manufacturing methods for the drug, as well as stable, effective dosage forms.

   After successful completion of Phase III clinical trials, all data obtained from this comprehensive development program are submitted as a New Drug Submission ("NDS") to the HPB in Canada and as a New Drug Application ("NDA") to the United States FDA, and the corresponding documentation is submitted to agencies in other countries for review and approval. Essentially, all proposed products of the Company will be subject to demanding and time-consuming NDS/NDA and facility approval procedures in most countries where marketing of the product is intended. The regulations governing these procedures not only define the form and content of the development of safety and efficacy data regarding the proposed product, but also impose specific requirements regarding manufacture of the product, quality assurance, packaging, storage, documentation and record keeping, labelling, advertising and marketing procedures.

   To obtain approval, an applicant must submit, as relevant for the particular product, proof of safety, purity, potency and efficacy. In most cases, such proof entails extensive pre-clinical testing, clinical testing and laboratory tests. The testing, preparation of necessary applications and processing of those applications is expensive and time-consuming and may take several years to complete. With respect to patented products or technologies, delays imposed by the government approval process may reduce materially the period during which the Company will have the exclusive right to exploit these products or technologies because patent protection lasts for a limited time only, beginning on the date the patent is first granted in the case of United States patent applications and on the date the patent application is first filed in the case of patent applications filed in the European Economic Community and Canada. The Company seeks to maximize the useful life of its patents under the Patent Term Restoration Act of 1984 in the United States and under similar laws, if available, in other countries.

   Among the requirements for product approval is the requirement that prospective manufacturers conform to the FDA's and HPB's current GMP standards which, thereafter, must be followed at all times. In complying with GMP standards, manufacturers must continue to expend time, money and effort in production, record keeping and quality control. Continued compliance with all requirements of the applicable legislation and the conditions in an approved application, including but not limited to product specification, manufacturing process, labelling, promotional material, and record keeping and reporting requirements, is necessary for all products. Failure to comply, or the occurrence of unanticipated, adverse effects during commercial marketing, could lead to the need for product recall, or regulator-initiated action such as the suspension of manufacturing or seizure of the product, which could delay further marketing until the products are brought into compliance. The regulator may also request a voluntary recall of a product.

   The process of obtaining regulatory approvals for clinical trials or for the manufacturing or marketing of the Company's potential products is costly, time-consuming and subject to unanticipated delays. The approval process varies from country to country and approval for sale in one country may facilitate, but does not ensure, approvals in other countries. Delays in obtaining regulatory approvals by the Company or its collaborators would adversely affect the development, testing and marketing of the Company's products. There can be no assurance that any product candidates will prove to be safe and effective in clinical trials or that the Company will obtain regulatory approvals for its products in a timely manner, or at all. Even if regulatory approval of a potential product is obtained, such approval may entail limitations on the indicated use for which such product may be marketed and these limitations may restrict the patient population for which such product may be prescribed. Later discovery of previously unknown defects or failure to comply with applicable regulatory requirements may result in restrictions on marketing or withdrawal from the market, as well as possible civil or criminal sanctions. See "Risk Factors--Government Regulation; No Assurance of Regulatory Approval".

Manufacturing

   The Company currently produces material at its premises for pre-clinical testing. In addition, other material is obtained from contract production firms. For certain pre-clinical tests and clinical trials, material must be manufactured under GMP. As the Company does not presently meet GMP requirements, materials for pre-clinical testing and clinical trials are obtained through contracts with contract production firms. For example, in the protein therapeutics area, Allelix has developed and implemented a production process for recombinant therapeutic proteins such as ALX1-11. Allelix has developed a proprietary production process whereby ALX1-11 is produced by fermentation in accordance with GMP. Clinical grade ALX1-11 was produced by Chiron in accordance with the production specifications developed by Allelix.

   The Company is currently reviewing alternatives to meet current and planned manufacturing needs for ALX1-11 including, for example, the possible acquisition, leasing or participation in the construction of a GMP facility. The decision to proceed with these or any other such alternatives will be determined through a cost-benefit analysis of constructing a GMP facility, compared to contract manufacture and with due consideration for competitive implications.

Employees

   As of December 31, 1998, Allelix had 168 full time employees. Approximately 132 individuals are employed in the research and development activities of the Company, with 52 holding Ph.D. degrees. As a group, these employees represent skills in molecular biology, receptor technology, biochemical pharmacology, synthetic organic chemistry, computational chemistry and manufacturing process development. Approximately 36 of Allelix's employees are involved in managerial and administrative functions at the Company's offices in Mississauga, Ontario and Cranbury, New Jersey.

Premises

   The Company's main facilities are located at 6850 Goreway Drive, in Mississauga, Ontario. The Company leases a 9,000 square metre (90,000 square foot) building custom built as a biotechnology research and development facility. The facility includes offices, biology and chemical research laboratories and fermentation operations. The Company's subsidiary leases 1,700 square metres (17,000 square feet) of research laboratories and office space in Cranbury, New Jersey.

Risk Factors

 Early Stage of Product Development; Technological Uncertainty

   The Company currently has no commercial products and all of its product candidates are in research, development or clinical trials. As such, the Company cannot predict when or if any of its product candidates under development will be commercialized. Products, if any, resulting from the Company's research and development programs are not expected to be commercially available for a number of years, if at all, even if they are successfully developed and proven safe and effective. The Company has a limited relevant operating history upon which an evaluation of its prospects can be made. Such prospects must be considered in light of the risks, expenses and difficulties frequently encountered in establishing a business in the evolving, heavily regulated pharmaceutical industry, which is characterized by an increasing number of market entrants, intense competition and a high failure rate. In addition, significant challenges are often encountered in shifting from development to commercialization of new products.

   The Company has devoted substantial efforts to the development of ALX1-11, for the treatment of osteoporosis. Product candidates that appear to be promising at early stages of development may not reach the market for a number of reasons. There can be no assurance that ALX1-11 will receive the necessary regulatory approvals, prove to be safe and effective, be capable of being produced in commercial quantities at acceptable cost, be protected from the proprietary rights of third parties or be successfully marketed by the Company or a partner. The failure of ALX1-11 to achieve any of the foregoing would have a material adverse effect on the Company's business, financial condition and results of operations.

 History of Net Losses and Uncertainty of Future Operating Results

   To date, the Company has not generated sufficient revenues to offset its research and development costs and accordingly, has not made an operating profit. The Company's accumulated deficit as at August 31, 1998 was $83,745,000. During the year ended 1998, the Company incurred a net loss of $21,764,000 and for the fiscal years ended 1997, 1996 and 1995, the net losses were: $15,953,000, $6,779,000 and 12,759,000, respectively. See "Selected
Consolidated Information". While Allelix has historically benefited from the inclusion of government grants and funds for research collaboration projects in its annual revenue, there can be no assurance that either government grants or research collaboration payments will continue to be available to the Company or, if so, at what levels. There can be no assurance that the Company will ever achieve significant revenues or profitable operations. The Company expects to incur additional operating losses over the next few years as the Company's research and development efforts and pre-clinical testing are expanded and clinical trials are continued. The Company's ability to achieve profitability depends on its ability, alone or with others, to select successfully therapeutic compounds for development, to obtain the required regulatory consents and to manufacture and market any resulting products.

 Liquidity and Capital Needs

   Although the Company's future capital requirements will depend on many factors, including continued scientific progress in its drug discovery and development programs, progress in its pre-clinical testing and clinical trials of product candidates, time and expense associated with filing, prosecuting and enforcing its patent claims, and costs associated with obtaining regulatory approvals, the Company anticipates needing additional capital to meet its business plan. In order to meet such capital requirements, the Company will consider contract fees, collaborative research and development agreements, and additional public or private financing (including the issuance of additional equity securities). There can be no assurance that additional funding will be available or, if available, that it will be available on terms acceptable to the Company. If adequate funds are not available, the Company may have to reduce substantially or eliminate expenditures for research and development, testing, production and marketing of its product candidates, or obtain funds through further agreements with corporate partners that require the Company to relinquish rights to certain of its technologies or products. There can be no assurance that the Company will be able to raise additional capital if its capital resources are exhausted.

   Generally, the Company's funding pursuant to any particular collaborative research agreement is subject to reduction or termination under various circumstances. There can be no assurance that scheduled payments will be made by third parties, that current agreements will not be cancelled, that government research grants will continue to be received at current levels or that unanticipated events requiring the expenditure of funds will not occur. There can be no assurance that the Company's cash reserves and other liquid assets, including funding that may be received from the Company's collaborative partners and interest income earned thereon, will be adequate to satisfy its capital and operating requirements for the foreseeable future.

 Dependence on Strategic Alliances

   The Company has collaborative agreements and/or joint ventures with certain established pharmaceutical companies for the development, regulatory approval and marketing of certain of its product candidates. The Company has granted to its collaborative and/or joint venture partners rights to license and commercialize the products developed under these agreements and, in some instances, proprietary rights, and such rights will limit the Company's flexibility in considering alternatives for the commercialization of such product candidates. Under its agreements, the Company is relying on its collaborative and/or joint venture partners to assist or conduct research efforts, pre-clinical testing and clinical trials, to assist in obtaining regulatory approvals and to market certain of the Company's product candidates. Although the Company believes that its collaborative and/or joint venture partners will have an economic motivation to commercialize the product candidates which they may licence, the amount and timing of resources devoted to these activities will be largely controlled by each partner. There can be no assurance that the strategic partners will continue to perform their obligations under these agreements, that they will be successful in their clinical trials or in receiving the necessary regulatory approvals for the products or that they will be successful in marketing and distributing the products if regulatory approvals are received. The failure of the strategic partners to perform any such obligations or to be successful in marketing and distributing the products, if any, would have a material adverse effect on the Company's business, financial condition and results of operations. Furthermore, there can be no assurance that business conflicts will not arise between the strategic partners or between the Company and the strategic partners. In addition, each of Allelix's collaborative and/or joint venture agreements contain termination provisions in favour of the Company's strategic partner. If any of the Company's collaborative partners terminates or breaches its agreement with the Company, or fails to devote the necessary resources to the project, the project subject to the agreement would be materially adversely affected, and such actions would have a material adverse effect on the Company's business, financial condition and results of operation.

   Generally, in its collaborative agreements, the Company agrees not to conduct independently, or with any third party, any research that competes with the research conducted under its collaborative programs. The Company's collaborative relationships may limit the areas of research the Company may pursue. However, the Company's collaborative partners may develop, either alone or with others, products that are similar to or competitive with the product candidates that are the subject of the Company's collaborations with such partners. Competing products, either developed by the collaborative partners or to which the collaborative partners have rights, may result in the withdrawal of such partners' support for the Company's product candidates. This outcome would have a material adverse effect on the Company's business, financial condition and results of operations.

   The Company's strategy for the discovery, pre-clinical testing, clinical trials, manufacturing and marketing of certain of its product candidates includes establishing additional collaborations. There can be no assurance that the Company will be able to negotiate such collaborative agreements on acceptable terms, if at all, or that such collaborations will be successful. See "Collaboration Agreements".

 Patents and Proprietary Technology

   The Company's success will depend, in part, on its ability to obtain patents, maintain trade secret protection and operate without infringing the proprietary rights of third parties, both in the United States and in other countries. The failure of the Company or its licensors to obtain and maintain patent protection for the Company's technology could have a material adverse effect on the Company. The Company has been issued a number of patents in the United States and has filed numerous applications for patents in the United States and other jurisdictions. The patent positions of pharmaceutical and biotechnology firms, including the Company, are uncertain and involve complex legal and factual questions for which important legal principles are largely unresolved, particularly in regard to methods for treating or preventing human diseases. Substantial periods of time pass before the United States Patent & Trademark Office ("USPTO") responds on the merits to patent applications and submissions on behalf of the inventors. In addition, the coverage originally claimed in a patent application can be significantly reduced or modified before and after a patent is issued. There can be no assurance that the Company's outstanding patent applications will be allowed, that the Company will develop additional proprietary products that are patentable, that issued patents will provide the Company with any competitive advantages or will not be challenged by any third parties, or that the patents of others will not have an adverse effect on the ability of the Company to do business. Patent applications in the United States are maintained in secrecy until patents are issued, and patent applications in certain other countries generally are not published until more than 18 months after they are filed. In addition, publication of scientific or patent literature often lags behind actual discoveries. As a result, the Company cannot be certain that it or any of its licensors was the first to invent the subject matter covered by the Company's or its licensors' pending patent applications or that the Company or its licensors were the first to file such applications. In addition, the Company may be required to obtain licences under patents or other proprietary rights of third parties. No assurance can be given that any licences required under any such patents or proprietary rights will be available on terms acceptable to the Company. If Allelix does not obtain such licences, it or its collaborators could encounter delays in introducing products to the market while it attempts to design around such patents or proprietary rights, or could find that the development, manufacture or sale of products requiring such licences could be foreclosed. In addition, the Company could incur substantial costs in defending itself in suits brought against Allelix on such patents or in suits in which the Company attempts to enforce its own patents against other parties.

   There can be no assurance that the Company's or licensors' patents, if issued, would not be found invalid or unenforceable by a court or that such patents would not cover products or technologies of the Company's competitors. Competitors or potential competitors may have filed applications or received patents, and may obtain additional patents and proprietary rights relating to products or methods for treating or preventing human disease that are competitive with those of the Company. To protect its proprietary rights, the Company may be required to participate in interference proceedings declared by the USPTO to determine priority of invention, which could result in substantial cost to the Company. Moreover, even if the Company's or licensors' patents issue, there can be no assurance that such patents will provide sufficient proprietary protection or will not be later limited, circumvented or invalidated.

   There is substantial uncertainty whether human clinical data will be required for the issuance of patents for methods of treating or preventing human disease. If such data are required, the Company's ability to obtain patent protection could be delayed or otherwise adversely affected. Although the USPTO issued new utility guidelines in July 1995 that address the requirements for demonstrating utility for biotechnology inventions, including inventions relating to methods for treating or preventing human diseases, there can be no assurance that USPTO patent examiners will follow such guidelines or that the USPTO's position will not change with respect to what is required to establish utility for future potential products of the Company in the treatment of human diseases. Nor can it be assured that compliance with such guidelines will result in patents that are valid and enforceable. Furthermore, the enactment of legislation implementing the General Agreement on Trade and Tariffs has resulted in certain changes to United States patent laws that became effective on June 8, 1995. Most notably, the term of patents that issue from patent applications filed on or after June 8, 1995 is no longer a period of 17 years from the date of grant. The new term of United States patents will commence on the date of issuance and terminate 20 years from the earliest claimed filing date of the application. Because the time from filing to issuance of biotechnology patent applications is often more than three years, a 20-year term from the claimed date of filing may result in a substantially shortened term of patent protection, which may adversely impact the Company's patent position. In addition, if this change results in a shorter period of patent coverage, and if the Company negotiates royalties based on the existence of valid patents, there could be an adverse effect on the Company's business, financial condition and results of operation.

   The Company is currently involved in an opposition proceeding in Australia relating to ALX1-11 in which certain claims of the grant of one of its Australian patents have been challenged. The Company understands that a decision against grant of the patent has been received. The Company is considering an appeal of that decision. The opponent has recently indicated that it is withdrawing its action if permitted by the Commissioner of Patents. This patent has been issued in the United States and Japan.

   The Company also relies upon unpatented proprietary technology. The Company relies on proprietary know-how and confidential information and employs various methods, such as entering into confidentiality and non-competition agreements with its current employees and with third parties to whom it divulges proprietary information, to protect the processes, concepts, ideas and documentation associated with its technologies. Such methods may afford incomplete protection, and there can be no assurance that the Company will be able to protect adequately its trade secrets or that other companies will not acquire or independently develop information that the Company considers to be proprietary. The inability to maintain its trade secrets for its exclusive use could have a material adverse effect on the Company's business, financial condition and results of operations. See "Patents and Trade Secrets".

 Government Regulation; No Assurance of Regulatory Approval

   Prior to marketing by a collaborative partner, any new drug compound discovered by the Company must undergo an extensive regulatory process in Canada, the United States and other countries. The process of obtaining regulatory approvals for clinical trials or for the manufacturing or marketing of the Company's product candidates is costly, time-consuming and subject to unanticipated delays. Prior to marketing in the United States, a product candidate must undergo extensive pre-clinical testing and clinical trials to satisfy the FDA that the product candidate is safe and efficacious in each clinical indication (the specific condition intended to be treated), dosage, dose schedule and route of administration for which approval for use is sought. In addition, approval by analogous regulatory authorities in other countries must be obtained prior to commencing marketing of pharmaceutical products in those countries. Data obtained from pre-clinical testing and clinical trials are susceptible to varying interpretations that could delay, limit or prevent regulatory approval. In addition, delays or rejections may be encountered based upon changes in FDA policies for drug approval during the period of product development and FDA regulatory review of each submitted new drug application. The approval process varies from country to country and approval for sale in one country may facilitate, but does not ensure, approval in other countries. Delays in obtaining regulatory approvals would adversely affect the development, testing and marketing of the Company's product candidates. There can be no assurance that any product candidates will prove to be safe and effective in clinical trials or that the Company or its collaborators will obtain regulatory approvals for its product candidates in a timely manner, or at all. Even if regulatory approval of a product candidate is obtained, such approval may entail limitations on the indicated uses for which such product candidate may be marketed and these limitations may restrict the patient population for which such product may be prescribed. Later discovery of previously unknown defects or failure to comply with applicable regulatory requirements may result in restrictions on marketing or withdrawal from the market, as well as possible civil or criminal sanctions.

   To commercialize any product and prior to submitting the application for marketing approval in the United States, the Company must sponsor and file an IND for each proposed product candidate and must be responsible for initiating and overseeing the clinical trials to demonstrate the safety and efficacy that are necessary to obtain FDA approval of such product candidate. None of the Company's product candidates has been approved for commercialization in Canada, the United States or elsewhere. After completion of clinical trials of a product candidate, marketing approval must be obtained from the FDA before marketing can occur in the United States. At that time, the Company or its collaborators must submit relevant data, including the results of product candidate development activities, pre-clinical testing and clinical trials, in addition to detailed manufacturing information. Notwithstanding the submission of relevant data, the FDA may withhold marketing approval and may require additional clinical trials. All manufacturing operations are also subject to the FDA's current GMP requirements on an ongoing basis. There can be no assurance that the Company or its collaborators will be able to attain or maintain compliance with GMP requirements. The Company is subject to similar regulation by governmental authorities in other jurisdictions, including Canada. Failure to obtain regulatory approvals for its product candidates or to either attain or maintain compliance with GMP requirements would have a material adverse effect on the Company's business, financial condition and results of operations. See "Regulatory Requirements".

 Intense Competition; Rapid Technological Change

   The Company competes with numerous entities that develop and produce products aimed at treating similar conditions to those treated by the Company, including early-stage companies, established pharmaceutical companies, universities, research institutions, governmental agencies and health care providers. In addition, the Company's product candidates will be required to compete with existing pharmaceutical products, or products developed in the future, that are based on established technologies. The Company is subject to significant competition from industry participants who are pursuing the same or similar technologies as those which constitute the Company's technology platform and from organizations that are pursuing pharmaceutical products or therapies, or diagnostic products that are competitive with the Company's product candidates. Many of the Company's competitors have substantially more financial and other resources, larger research and development staffs, and more experience and capabilities in researching, developing and testing products in clinical trials, in obtaining FDA and other regulatory approvals, and in manufacturing, marketing and distribution than the Company. The Company's competitors may succeed in developing, obtaining patent protection for, receiving FDA and other regulatory approvals for, or commercializing products more rapidly than the Company.

   The Company is aware of certain pharmaceutical companies that are pursuing research and development for pharmaceutical products that are aimed at treating conditions similar to those targeted by the Company's product candidates. In particular, Merck has introduced the drug Fosamax for the treatment of osteoporosis in postmenopausal women. If Fosamax enjoys wide clinical acceptance, the Company's business, financial condition and results of operations could be materially or adversely affected. The Company is aware of at least two companies that are engaged in clinical trials of PTH for osteoporosis. The Company has no way of knowing the extent or progress of such trials. If any such trial were to result in regulatory approval to market a competing PTH prior to the Company receiving approval to market ALX1-11, the marketing of ALX1-11 would be more difficult and the Company's business, financial condition and results of operations could be materially adversely affected. Moreover, even without such approval, the announcement of clinical trials of PTH by a significant competitor could result in a decrease in the market price of the Company's common shares. In addition, Synaptic Pharmaceutical Corporation is currently conducting a drug discovery program with Ciba-Geigy Limited on the NPY family of receptors to identify and develop NPY receptor subtype-specific drugs for the treatment of obesity. Should competitors of the Company receive the necessary approval for commercial marketing of a product and receive market acceptance for such product, there could be a material adverse effect on the Company's business, financial condition and results of operations. The Company also competes with others in acquiring products from research institutions and universities. The Company's competitors may develop new technologies and products that are available for sale prior to the Company's product candidates or that are more effective than the Company's product candidates are. In addition, competitive products may be manufactured and marketed more successfully than the Company's product candidates. Such developments could render the Company's product candidates less competitive or obsolete, and could have a material adverse effect on the Company's business, financial condition and results of operations.

   The Company will, for the foreseeable future, rely on its collaborative partners for Phase III clinical trials of its product candidates and manufacturing and marketing of any products. In addition, the Company relies on its collaborative partners for support in its drug discovery operations. It is likely that all of the pharmaceutical companies with which the Company has collaborations are conducting multiple product development efforts within each disease area. Generally, the Company's collaborative research agreements do not restrict a party from pursuing competing internal development efforts based on reasonable commercial judgement and other factors. Any product candidate of the Company, therefore, may be in competition with a product candidate of the pharmaceutical company with which the Company is collaborating.

   Biotechnology and related pharmaceutical technology have undergone rapid and significant change. The Company expects the technology associated with the Company's future success to depend, in large part, on its ability to maintain a competitive position with respect to this technology. Rapid technological development by the Company or others may result in its product candidates or processes becoming obsolete before the Company recovers any expenses it incurs in connection with developing such products or processes. See "Competition".

 No Assurance of Market Acceptance; Uncertainties Related to Pharmaceutical Pricing and Reimbursement

   There can be no assurance that products, if any, successfully developed by the Company, if approved for marketing, will achieve market acceptance. The product candidates that the Company is attempting to develop will compete with a number of drugs and therapies marketed and manufactured by pharmaceutical companies, as well as products currently under development by such companies and others. The degree of market acceptance of products developed by the Company, if any, will depend on a number of factors, including the establishment and demonstration in the medical community of the clinical efficacy and safety of the Company's products, their potential advantage over alternative treatment methods and the reimbursement policies of government and third party payors. There is no assurance that physicians, patients or the medical community in general will accept and utilize any products that may be developed by the Company.

   Sales of the Company's approved products, if any, will depend on the availability of reimbursement from third party payors such as governmental health administration authorities, private health insurers, health maintenance organizations, pharmacy benefit management companies and other organizations. Both federal and state governments in the United States and foreign governments continue to propose and pass legislation designed to contain or reduce the cost of health care through various means. Legislation and regulations affecting the pricing of pharmaceuticals and other medical products may change or be adopted before any of the Company's potential products is approved for marketing. Cost control initiatives could decrease the price that the Company or its collaborators receive for a product and could have a material adverse effect on the Company's business, financial condition or results of operations. Further, to the extent that cost control initiatives have a material adverse effect on the Company's collaborative partners, the ability to commercialize products developed through the collaboration and accordingly, the Company's ability to receive royalty payments based on the sale of such products may be adversely affected. In addition, third party payors increasingly are challenging the price and cost-effectiveness of medical products and services. Significant uncertainty exists as to the reimbursement status of newly approved health care products, including pharmaceuticals. Government and other third party payors increasingly are attempting to contain health care costs by limiting both coverage and reimbursement for uses of approved products for disease indications for which the FDA has not granted labelling approval. If adequate coverage and reimbursement levels are not provided by government and other third party payors for the Company's products, the market acceptance of these products will be adversely affected which would have a material adverse effect on the Company's business, financial condition and results of operations.

 No Manufacturing Capacity; Reliance on Third Party Manufacturing

   The Company currently does not have facilities for the manufacture of product candidates for clinical trials or commercial purposes, and has been, and expects to remain, dependent on its collaborative partners or third parties for the manufacture of product candidates for pre-clinical testing, clinical trials and commercial purposes. There can be no assurance that the Company will be able to enter into any necessary third party manufacturing agreements on acceptable terms, if at all.

   The manufacture of the Company's product candidates for clinical trials and the manufacture of resulting products for commercial purposes are subject to regulations promulgated by the FDA. The Company currently relies on and may continue to rely on collaborative partners or outside contractors to manufacture its products in GMP facilities. The Company's products, if any, may be in competition with other products for priority of access to these facilities. There can be no assurance that the Company's collaborative partners or third party manufacturers will manufacture such products in an effective or timely manner. If not performed in a timely manner, the clinical trials of the Company's product candidates or such product candidates' submissions for regulatory approval could be delayed and the Company's ability to deliver products on a timely basis could be impaired or precluded. The Company's current dependence upon others for the manufacture of its products may affect adversely its ability to commercialize approved products, if any, on a timely and competitive basis.

 Dependence on Key Employees and Scientific Collaborators

   The Company is highly dependent on the principal members of its management and scientific staff as well as its advisors and scientific collaborators, the loss of whose services might impede the achievement of development objectives. There can be no assurance that the Company will be successful in retaining its existing personnel or advisors, or in attracting additional qualified employees. The failure to attract and retain such personnel or the loss of existing personnel could have a material adverse effect on the Company's business, financial condition and results of operations. The Company's ability to develop product candidates will depend, to a great extent, on its ability to attract and retain highly qualified scientific personnel and to develop and maintain existing relationships with leading research institutions. Competition among biotechnology and pharmaceutical companies for such personnel and relationships is intense.

   The Company also depends on the continued availability of outside scientific collaborators who perform research, which may be funded by the Company, in certain areas relevant to the Company's research. There can be no assurance that the Company will be able to negotiate such collaborative agreements on acceptable terms, if at all, or that such collaborations will be successful. The Company's scientific collaborators are not employees of the Company and generally may terminate their relationship with the Company at any time. In addition, certain of the Company's scientific collaborators have consulting or advisory relationships with other entities that may conflict with their obligations to the Company. As a result, the Company has limited control over their activities and can expect that only limited amounts of their time will be dedicated to Company activities. For these reasons, there can be no assurance that inventions or processes developed by the Company's scientific collaborators will become the property of the Company. Although certain of the Company's scientific collaborators have agreed not to engage in activities that would involve a conflict of interest with the Company, there can be no assurance that such conflicts of interest will not occur.

 Product Liability and Insurance

   The sale and use of product candidates under development by the Company and its collaborative partners may entail risk of product liability. The Company has obtained product liability insurance in the amount of $20 million for its product candidates in clinical trials; however, there is no way to determine the adequacy of such insurance coverage. In addition, as the Company expands, there can be no assurances that it will be able to obtain appropriate levels of product liability insurance prior to any use of the product candidates discovered and developed by the Company and its collaborative partners in clinical trials or offered for commercial sale. An inability to obtain insurance on commercially reasonable terms or otherwise to protect against potential product liability claims could inhibit or prevent the commercialization of such products or expose the Company to significant product liability risks following commercialization. The obligation to pay any product liability claim or a recall of a product could have a material adverse effect on the Company's business, financial condition and results of operations.

 Hazardous Material; Environmental Matters

   The Company's research and development activities involve the controlled use of hazardous materials, chemicals, biological materials and radioactive compounds. The Company is subject to federal, provincial, state and local laws and regulations governing the use, manufacture, storage, handling and disposal of such materials and certain waste products. Although the Company believes that its safety procedures for handling and disposing of such materials comply with the standards prescribed by such laws and regulations, the risk of accidental contamination or injury from these materials cannot be completely eliminated. In the event of such an accident, the Company could be held liable for any resulting damages and any such liability could exceed the Company's resources. There can be no assurance that the Company will not be required to incur significant costs to comply with environmental laws and regulations in the future.

 Volatility of Share Price; Absence of Dividends

   Since its initial public offering in Canada in 1991, the market price of the Company's common shares on The Toronto Stock Exchange has fluctuated significantly. During that time, the stock market has also fluctuated significantly in terms of price and volume. Stock market fluctuations are often unrelated to the operating performance of particular companies. In addition, market prices for securities of biotechnology companies generally are subject to wide fluctuations in response to factors such as: announcements (through news media or at scientific conferences) of technological innovations, new commercial products and patents; the development of proprietary rights by the Company or its competitors, results of clinical trials and regulatory actions; actual or anticipated variations in the Company's operating results due to a number of factors including, among others, the level of development expenses, changes in financial estimates by securities analysts, and conditions and trends in pharmaceutical, biotechnology and other industries; the adoption of new accounting standards affecting the industry; general market conditions; and other factors. As a result, it is possible that the Company's operating results will be below the expectations of market analysts and investors, which likely would have an adverse effect on the prevailing market price of the Company's common shares. The prevailing market price of the Company's common shares may also be adversely affected by public concern over the safety of biotechnology and future sales of the Company's common shares by current shareholders.

   The Company has never paid cash dividends on its common shares and does not anticipate paying cash dividends in the foreseeable future.

 Currency Risk

   A significant amount of the Company's revenues are received and expenses are incurred in U.S. dollars while the Company reports its financial results in Canadian dollars. Accordingly, large fluctuations in the exchange rate between the Canadian dollar and the U.S. dollar could have a material effect on the Company's reported results. The exchange rate between the Canadian and U.S. dollars has varied substantially during the last three years. To date, the Company has not engaged in exchange rate hedging activities.

Selected Consolidated Financial Information

   Revenues for the first quarter of 1998 ended November 30, 1997 include a milestone payment and the reimbursement of certain Phase II clinical trial costs by Astra AB totalling $17.1 million. Revenues for the first quarter of 1997 include a progress payment of $2.7 million from Astra. Revenues in the third and fourth quarters of 1998 were lower than previous quarters as a result of the elimination of research support payments from Hoechst Marion Roussel on January 1, 1998.

   Expenses and net loss (excluding the impact of the payments from Astra) increased in the fourth quarter of 1997 as a result of the acquisition of Allelix Neuroscience Inc. and the resulting increase in amortization expense of $3.0 million per quarter.

Years ended August 31                     1998   1997   1996    1995     1994
---------------------                    ------ ------ ------  -------  -------
Total revenues ($000s).................. 29,915 17,468 19,953   10,004    5,819
Net loss for the year ($000s)........... 21,764 15,953  6,779   12,760   10,818
Loss per share ($)......................   1.21   1.11   0.57     1.20     1.29
Total assets ($000s).................... 77,628 95,764 47,601   30,483   31,387
Fiscal 1998                                       Q1     Q2      Q3       Q4
-----------                                     ------ ------  -------  -------
Total revenues ($000s)......................... 20,759  3,608    2,745    2,803
Net income (loss) for the quarter ($000s)......  8,393 (8,609) (10,869) (10,679)
Net income (loss) per share ($)................   0.47  (0.48)   (0.60)   (0.59)
Fiscal 1997
-----------
Total revenues ($000s).........................  6,366  3,503    3,676    3,923
Loss for the quarter ($000s)...................    955  4,765    3,381    6,852
Loss per share ($).............................   0.07   0.36     0.22     0.43

Dividend Record and Policy

   Allelix has not declared or paid any dividends in the past five years nor does it intend to pay dividends on the common or preferred shares in the foreseeable future. The Company currently intends to retain any earnings to finance the growth of the Company's business and to expand its research and product development activities. Any future declaration and payment of dividends will be in the discretion of the Company's Board of Directors and subject to applicable law and will depend upon the Company's result of operations, financial condition, contractual limitations, cash requirements, future prospects and other matters deemed relevant by the Board of Directors.

Management's Discussion and Analysis of Operating Results

   Reference is made to Management's Discussion and Analysis of Operating Results ("MD&A") which accompanies the Company's financial statements contained in the Annual Report which MD&A is hereby incorporated by reference.

Market for Securities

   The common shares of Allelix are publicly traded on the Montreal and The Toronto stock exchanges under the trading symbol AXB.

Directors and Officers

                                                                      Director/Officer
     Name/Residence          Position        Principal Occupation          Since
     --------------      ----------------  ------------------------   ----------------
 Digby Barrios(2)......  Director          Pharmaceutical Industry          1993
  Ridgefield,                              Consultant since 1992,
  Connecticut                              prior thereto,
                                           President, Boehringer
                                           Ingelheim Corporation (a
                                           pharmaceutical company)

 George E.                                 President Emeritus,              1995
  Connell(1)(2)........  Director          University of Toronto
  Toronto, Ontario

 William Crouse........  Director          Managing Director,               1997
  Princeton, NJ                            HealthCare Ventures
                                           L.L.C.

 John R. Evans,                            Chairman of Allelix              1983
  M.D.(1)..............  Director
  Toronto, Ontario


                                                                      Director/Officer
     Name/Residence          Position        Principal Occupation          Since
     --------------      ----------------  ------------------------   ----------------
 Irving S. Johnson,                        Biomedical Research              1992
  Ph.D.................  Director          Consultant since 1988,
  Sanibel Island,                          prior thereto, Vice
  Florida                                  President, Research, Eli
                                           Lilly & Co., ( a
                                           pharmaceutical company)

 Edward Rygiel(1)(2)...  Director          President & Chief                1989
  Toronto, Ontario                         Executive Officer, MDS
                                           Capital Corp., (a
                                           venture capital
                                           corporation)

 Nelson Sims(1)........  Director          President, Eli Lilly             1995
  Toronto, Ontario                         Canada Inc.

 Graham Strachan.......  Director,         President and Chief              1989
  Toronto, Ontario       President and     Executive Officer of
                         Chief Executive   Allelix
                         Officer

 John Dietrich, Ph.D...  Senior Vice       Vice President, Research         1991
  Toronto, Ontario       President,        and Development of
                         Research and      Allelix; prior thereto,
                         Development       Vice President,
                                           Research, Chemex
                                           Pharmaceuticals Inc.

 James Howard-Tripp....  Senior Vice       Vice President, Business         1996
  Burlington, Ontario    President,        Development, prior
                         Business          thereto, Vice President,
                         Development       Business Development,
                                           Wyeth-Ayerst.

 Paul J. Van Damme.....  Vice President,   Prior to Allelix, Vice           1997
  Toronto, Ontario       Finance, Chief    President, Finance and
                         Financial         Chief Financial Officer,
                         Officer and       GlycoDesign Inc.
                         Corporate
                         Secretary

--------
(1) Member of Compensation Committee
(2) Member of Audit Committee Directors and officers of the Company controlled either directly or indirectly approximately 4.5% of the outstanding common shares of the Company as at fiscal 1998 year-end. In addition, HealthCare Ventures L.L.C., of which Mr. Crouse is a senior officer, owned 1,432,611 of Allelix's shares, MDS Capital Corp., of which Mr. Rygiel is a senior officer, owned 200,194, and Eli Lilly Canada Inc., of which Mr. Sims is a senior officer, owned 333,334.

Additional Information

   Upon request being made by any person to the Corporate Secretary of the Company, the Company shall provide to that person the following:

     (a) when the securities of the Company are in the course of a distribution pursuant to a short form prospectus or a preliminary short form prospectus has been filed in respect of the distribution of its securities,

       (i) one copy of this Annual Information Form, together with one copy of any document or the pertinent pages of any document incorporated by reference therein;

       (ii) one copy of the Company's comparative consolidated financial statements for its most recently completed financial year, together with the accompanying report of the auditor, and one copy of any interim consolidated financial statements of the Company subsequent to the consolidated financial statements for the most recently completed financial year;

       (iii) one copy of the Management Proxy Circular of the Company in respect of its most recent annual meeting of shareholders that involved the election of directors; and

       (iv) one copy of any other documents that are incorporated by reference into the preliminary short form prospectus or the short form prospectus and are not required to be provided under (i) to (iii) above; or

     (b) at any other time, one copy of any other documents referred to in
  (a) (i), (ii) and (iii) above. The Company may require the payment of a reasonable charge if a person who is not a security holder of the Company makes the request.

   Additional information, including directors and officers remuneration and indebtedness, principal holders of the Company's securities, options to purchase securities and interests of insiders in material transactions, where applicable, is contained in the Company's Management Proxy Circular for its annual meeting of shareholders which is to take place on January 14, 1999. Additional financial information is provided in the Consolidated Financial Statements for its most recently completed financial year. Copies of the Management Proxy Circular, Consolidated Financial Statements and the Annual Report may be obtained upon request from the Corporate Secretary, Allelix Biopharmaceuticals Inc., 6850 Goreway Drive, Mississauga, Ontario, L4V 1V7. (telephone: (905) 677-0831; facsimile: (905) 677-9595)

January 14, 1999

                       CONSOLIDATED FINANCIAL STATEMENTS

                        ALLELIX BIOPHARMACEUTICALS INC.

                                August 31, 1999

                                AUDITORS' REPORT

To the Shareholders of
Allelix Biopharmaceuticals Inc.

   We have audited the consolidated balance sheets of Allelix Biopharmaceuticals Inc. as at August 31, 1999 and 1998 and the consolidated statements of loss and deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

   In our opinion, these consolidated financial statements present fairly, in all material respects, the financial position of the Company as at August 31, 1999 and 1998 and the results of its operations and its cash flows for the years then ended in accordance with generally accepted accounting principles in Canada.

                                          Chartered Accountants

Toronto, Canada,
October 15, 1999.

                        ALLELIX BIOPHARMACEUTICALS INC.

                          CONSOLIDATED BALANCE SHEETS
                  [expressed in thousands of Canadian dollars]

                                                            As at August 31
                                                            -----------------
                                                              1999     1998
                                                               $         $
                                                            --------  -------
ASSETS
Current
Cash and cash equivalents [note 3].........................    3,952    5,365
Marketable securities [note 3].............................   20,836   32,832
Accounts and grants receivable.............................      461    1,986
Due from related parties [note 14].........................       59        9
Other current assets [note 6]..............................    2,287    3,201
                                                            --------  -------
Total current assets.......................................   27,595   43,393
                                                            --------  -------
Restricted funds [notes 3 and 4]...........................    1,130    1,130
Research and development acquired, net of accumulated
 amortization of $29,756 [1998--$15,093] [note 8]..........   14,741   27,291
Capital assets, net [note 7]...............................    6,743    3,849
Long-term investments [note 8].............................      216    1,120
Other assets...............................................      114      845
                                                            --------  -------
                                                              50,539   77,628
                                                            ========  =======
LIABILITIES AND SHAREHOLDERS' EQUITY
Current
Accounts payable and accrued liabilities...................    6,569    6,553
Due to related parties [note 14]...........................      252      517
Deferred revenue and other.................................      662       15
Current portion of capital lease obligations [note 9]......      569      831
                                                            --------  -------
Total current liabilities..................................    8,052    7,916
                                                            --------  -------
Capital lease obligations [note 9].........................      664    1,240
Long-term debt [note 10]...................................    2,296      --
Total liabilities..........................................   11,012    9,156
                                                            --------  -------
Shareholders' equity
Share capital [note 11]....................................  161,867  152,217
Deficit.................................................... (122,340) (83,745)
                                                            --------  -------
Total shareholders' equity.................................   39,527   68,472
                                                            --------  -------
                                                              50,539   77,628
                                                            ========  =======

On behalf of the Board:

                           Director          Director

                             See accompanying notes

                        ALLELIX BIOPHARMACEUTICALS INC.

                  CONSOLIDATED STATEMENTS OF LOSS AND DEFICIT
                  [expressed in thousands of Canadian dollars]

                                                       Years ended August 31
                                                       ----------------------
                                                          1999        1998
                                                           $           $
                                                       ----------  ----------
REVENUES
Collaborative and contract revenue [notes 5, 14 and
 17]..................................................     13,684      27,720
                                                       ----------  ----------
EXPENSES
Research and development..............................     25,463      29,131
General and administrative............................      9,336      10,105
Foreign exchange loss (gain)..........................        966      (2,290)
Interest..............................................        256         289
                                                       ----------  ----------
                                                           36,021      37,235
                                                       ----------  ----------
Loss before the following.............................    (22,337)     (9,515)
Interest income.......................................      1,482       2,195
Dilution gain [note 8]................................        --        1,089
Loss from equity investments..........................     (1,486)       (243)
Amortization..........................................    (16,254)    (15,290)
                                                       ----------  ----------
Net loss for the year.................................    (38,595)    (21,764)
Deficit, beginning of year............................    (83,745)    (61,981)
                                                       ----------  ----------
Deficit, end of year..................................   (122,340)    (83,745)
                                                       ==========  ==========
Loss per share........................................     $(2.02)     $(1.21)
                                                       ==========  ==========
Weighted average number of shares outstanding for the
 year................................................. 19,109,586  17,954,909
                                                       ==========  ==========



                             See accompanying notes

                        ALLELIX BIOPHARMACEUTICALS INC.

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                  [expressed in thousands of Canadian dollars]

                                                              Years ended
                                                               August 31
                                                          --------------------
                                                           1999       1998
                                                             $          $
                                                          -------  -----------
                                                                   [Restated--
                                                                    see note
                                                                       19]
OPERATING ACTIVITIES
Net loss for the year.................................... (38,595)   (21,764)
Add (deduct) items not involving cash
  Amortization...........................................  16,254     15,290
  Loss from equity investments...........................   1,486        243
  Dilution gain..........................................     --      (1,089)
                                                          -------    -------
                                                          (20,855)    (7,320)
Net change in non-cash working capital balances related
 to operations...........................................   2,596        513
                                                          -------    -------
Cash used in operating activities........................ (18,259)    (6,807)
                                                          -------    -------
INVESTING ACTIVITIES
Purchase of capital assets...............................  (2,449)    (2,036)
Net decrease in marketable securities....................  11,996     12,048
Increase in investment in Resolution Pharmaceuticals.....    (250)       --
Increase in investment in Allelix Pharm-Eco LP...........    (442)      (512)
Increase in investment in Base4 Bioinformatics Inc.......     --        (141)
Decrease (increase) in other assets......................     731       (699)
                                                          -------    -------
Cash provided by investing activities....................   9,586      8,660
                                                          -------    -------
FINANCING ACTIVITIES
Payment of capital lease obligations.....................    (838)    (1,500)
Proceeds from issuance of share capital, net.............   8,098        591
                                                          -------    -------
Cash provided by (used in) financing activities..........   7,260       (909)
                                                          -------    -------
Net increase (decrease) in cash and cash equivalents
 during the year.........................................  (1,413)       944
Cash and cash equivalents, beginning of year.............   5,365      4,421
                                                          -------    -------
Cash and cash equivalents, end of year...................   3,952      5,365
                                                          =======    =======


                             See accompanying notes

                        ALLELIX BIOPHARMACEUTICALS INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
        [Tabular amounts are expressed in thousands of Canadian dollars, except the number of shares and per share information]

                                August 31, 1999


1. NATURE OF THE COMPANY

   Allelix Biopharmaceuticals Inc. ["Allelix" or the "Company"] is a drug development company with product programs focused on neuropharmaceuticals and protein therapeutics. Allelix is a public company, currently trading on the Montreal and Toronto Stock Exchanges, which is incorporated under the Canada Business Corporations Act.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   The consolidated financial statements have been prepared by management in accordance with accounting principles generally accepted in Canada. The more significant of these accounting policies are as follows:

 Basis of presentation

   The Company follows accounting principles generally accepted in Canada which in respect of the Company comply in all material respects with those in the United States, except as disclosed in note 15.

 Use of estimates

   The preparation of the consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates that affect the amounts recorded in the consolidated financial statements. Actual results could differ from these estimates.

 Cash and cash equivalents

   Cash and cash equivalents consists of all bank balances and short-term investments with original maturities of less than 90 days.

 Marketable securities

   Marketable securities, having interest rates of 2.38% to 5.0%, are carried at the lower of cost plus accrued interest and market value.

 Capital assets

   Capital assets are recorded at acquisition cost less any related government assistance. Amortization is provided using the straight-line method at rates which are expected to charge operations with the cost of the assets over their estimated useful lives as follows:

Building............................................. 4%
Leasehold improvements............................... over the term of the lease
Equipment and furniture.............................. 20%--50%
Equipment under capital lease........................ 20%--33 1/3%

                        ALLELIX BIOPHARMACEUTICALS INC.

        [Tabular amounts are expressed in thousands of Canadian dollars, except the number of shares and per share information]

                                August 31, 1999

 Long-term investments

   Investments in companies over which the Company can exercise significant influence are accounted for on the equity basis of accounting under which consolidated net loss includes the Company's share of the net income or loss of the investee. The cost of the investment is adjusted for the Company's share of undistributed income or losses since acquisition and write-downs are only made for declines in value which are other than temporary.

 Foreign exchange translation

   Transactions denominated in foreign currencies are translated into Canadian dollars at exchange rates in effect on the date of the transactions. Monetary assets and liabilities are translated into Canadian dollars at the exchange rate in effect as at the consolidated balance sheet dates. Gains or losses resulting from these translation adjustments are included in income.

   Monetary assets and liabilities of integrated foreign operations are translated into Canadian dollars at exchange rates in effect as at the consolidated balance sheet dates. Non-monetary items are translated at historic exchange rates. Operating revenues and expenses are translated at average exchange rates prevailing during the year. Any corresponding foreign exchange gains and losses are included in income.

 Revenue recognition

   Collaborative and contract revenue includes initial licence fees, research and development support and milestone payments earned. Initial licence fees and milestone payments are recognized when earned under the terms of the related agreement. Research and development support is recognized in the year in which the related research and development expenditures are incurred. Funds received in advance of meeting the criteria for revenue recognition are deferred and recorded as revenue as they are earned.

 Research and development

   Research and development expenditures [except for capital assets] are charged to expenses as incurred unless a development project meets the generally accepted accounting criteria for deferral and amortization. No development costs have been deferred to date.

   The Company capitalizes the costs of research and development acquired upon the acquisition of a business. These costs are amortized on a straight-line basis over three years. Any unamortized portion of these costs related to specific projects will be written off in the year in which the project is discontinued or deemed to have experienced a permanent impairment in value.

   Research and development acquired does not necessarily reflect the present or future values of the projects and the ultimate amount recoverable is dependent on advancing the acquired research and development through clinical trials and ultimately to commercialization.

   Costs associated with the supply of materials for clinical trial testing are expensed as purchased unless the Company is reasonably certain of their recovery from licensing partners or use in future clinical trials. In these circumstances, the amounts are deferred on the consolidated balance sheets in other current assets at the lower of cost and net realizable value.

                        ALLELIX BIOPHARMACEUTICALS INC.

        [Tabular amounts are expressed in thousands of Canadian dollars, except the number of shares and per share information]

                                August 31, 1999


 Joint venture

   The Company has an investment in a joint venture which conducts research and development activities. The Company's proportionate share of the assets, liabilities and expenses of the joint venture is included in the Company's accounts.

 Pension plan

   The Company maintains a defined contribution pension plan covering substantially all employees. The funding requirements for current service pension costs are included in expenses during the year.

 Loss per share

   Loss per share is based on the weighted average number of common shares outstanding during the year. Fully-diluted loss per share has not been disclosed as the effect of the exercise of options or warrants would be anti-dilutive.

 Income taxes

   Income taxes are accounted for using the deferral method of income tax allocation.

 Government assistance

   The Company makes periodic applications for financial assistance under available government incentive programs. Grants relating to capital expenditures are recorded as a reduction of the cost of such assets. Grants relating to current expenses are credited to income in the year the expenses are incurred. Loans which are contingently repayable are treated as grants.

3. MARKETABLE SECURITIES

   The Company's marketable securities by type of security, contractual maturity and classification in the consolidated balance sheets are as follows:

                                                                    1999   1998
                                                                     $      $
                                                                   ------ ------
Type of security
Corporate debt.................................................... 10,887 11,101
Government debt...................................................  1,657  8,913
Guaranteed Investment Certificates................................    --   2,032
U.S. dollar corporate debt........................................  9,021 11,916
U.S. dollar fixed deposit.........................................  1,493    --
Euro dollar fixed deposit.........................................  2,526    --
                                                                   ------ ------
                                                                   25,584 33,962
                                                                   ====== ======

                        ALLELIX BIOPHARMACEUTICALS INC.

        [Tabular amounts are expressed in thousands of Canadian dollars, except the number of shares and per share information]

                                August 31, 1999

                                                                    1999   1998
                                                                     $      $
                                                                   ------ ------
Contractual maturity
Maturing in one year or less...................................... 25,084 18,753
Maturing after one year through three years.......................    --  14,946
Maturing after three years........................................    500    263
                                                                   ------ ------
                                                                   25,584 33,962
                                                                   ====== ======
Classification in the consolidated balance sheets
Cash and cash equivalents.........................................  3,618    --
Marketable securities............................................. 20,836 32,832
Restricted funds..................................................  1,130  1,130
                                                                   ------ ------
                                                                   25,584 33,962
                                                                   ====== ======

   The cash and cash equivalents amount above represents marketable securities with terms to maturity less than 90 days.

4. RESTRICTED FUNDS

   The Company maintains restricted funds of $1,130,000 in the form of marketable securities as collateral deposits in respect of certain lease commitments.

5. LICENSING AGREEMENTS

 [a] Astra AB

   On June 18, 1996, Allelix signed a long-term agreement with Astra AB ["Astra"] for the worldwide development and commercialization of ALX1-11, the recombinant human parathyroid hormone therapeutic ["PTH"] developed by Allelix for the treatment of postmenopausal osteoporosis. During 1998, Allelix received a $6,928,000 milestone payment, $10,730,000 reimbursement of costs of commercial development and the Phase II clinical trial and $1,615,000 in development support revenue.

   In September 1998, Astra announced that it had completed a restructuring of its product portfolio and determined it would cancel its previous commitment to commence Phase III trials of ALX1-11 for osteoporosis. Under the terms of the agreement, Astra paid a 4,800,000 Netherlands Guilders [Cdn$3,981,000] cancellation penalty and reimbursed the company 3,500,000 Netherlands Guilders [Cdn$2,800,000] for PTH manufacturing costs that were incurred prior to its decision to end the collaboration. The amount received for PTH research material was included in the determination of revenues, while the cancellation penalty partially offset the cancellation penalty expense Allelix paid Chiron described below.

   In connection with the above agreement, Allelix had entered into a long-term agreement with Chiron B.V. ["Chiron"] to supply PTH research material for clinical trials and eventual commercialization. This agreement was cancelled in December 1998. Under the terms of the agreement, Allelix paid a cancellation penalty of 5,000,000 Netherlands Guilders [Cdn$4,048,000] in June 1999 and fulfilled its commitment to purchase PTH research material at a cost of 4,000,000 Netherlands Guilders [Cdn$2,857,000]. Both the amount paid for PTH

                        ALLELIX BIOPHARMACEUTICALS INC.

        [Tabular amounts are expressed in thousands of Canadian dollars, except the number of shares and per share information]

                                August 31, 1999

research material and the cancellation penalty were included in the determination of research and development expenses.

 [b] Janssen Pharmaceutica N.V.

   On October 30, 1998, Allelix entered into a collaborative agreement with Janssen Pharmaceutica N.V. ["Janssen"], a wholly owned subsidiary of Johnson & Johnson, for the research, development and marketing of new drugs for neuropsychiatric disorders. Under the terms of the agreement, Allelix is entitled to receive initial licensing revenue of U.S.$2,000,000 [Cdn$3,100,000], annual research and development funding of U.S. $2,250,000 [Cdn$3,400,000] for a minimum of two years and may receive milestone payments of up to U.S.$21,500,000 [Cdn$33,000,000] which are dependent on successful achievement of clinical development benchmarks. During 1999, U.S.$3,900,000 [Cdn$5,900,000] of revenue was recorded in connection with this agreement, which represents the initial licensing revenue and a portion of the annual research and development funding. Allelix will also receive royalties from the commercial sale of products resulting from the partnership. Royalties will be calculated under a tiered formula that provides for increases in the royalty rate based on aggregate annual sales revenue. In addition, Janssen will assume responsibility for development of the compounds, including expenses. Janssen has the right to market products worldwide, subject to an Allelix option for co-promotion in Canada.

6. OTHER CURRENT ASSETS

   Other current assets consist of the following:

                                                                     1999  1998
                                                                       $     $
                                                                     ----- -----
PTH research material............................................... 1,693 1,693
Prepaid expenses....................................................   405 1,193
Other inventory.....................................................   189   315
                                                                     ----- -----
                                                                     2,287 3,201
                                                                     ===== =====

   The realization of the PTH research material is dependent on obtaining a new licensing partner for ALX1-11 or commencing Phase III clinical trials. If neither event occurs, a material write-down of this asset in the future may be required.

                        ALLELIX BIOPHARMACEUTICALS INC.

        [Tabular amounts are expressed in thousands of Canadian dollars, except the number of shares and per share information]

                                August 31, 1999

7. CAPITAL ASSETS

   Capital assets consist of the following:

                                                                     1999  1998
                                                                       $     $
                                                                     ----- -----
Cost
Land................................................................   650   --
Building............................................................ 1,800   --
Leasehold improvements.............................................. 1,801   366
Equipment and furniture............................................. 3,097 2,653
Equipment under capital lease....................................... 2,158 3,517
                                                                     ----- -----
                                                                     9,506 6,536
                                                                     ===== =====
Accumulated amortization
Building............................................................    31   --
Leasehold improvements..............................................   187    76
Equipment and furniture............................................. 1,029   597
Equipment under capital lease....................................... 1,516 2,014
                                                                     ----- -----
                                                                     2,763 2,687
                                                                     ----- -----
Net book value...................................................... 6,743 3,849
                                                                     ===== =====

8. JOINT VENTURES AND LONG-TERM INVESTMENTS

 [a] Allelix Pharm-Eco LP

   On April 8, 1997, the Company and Pharm-Eco Laboratories, Inc. ["Pharm-Eco"] of Lexington, Massachusetts formed Allelix Pharm-Eco LP ["APE"], a United States limited partnership, to develop jointly two families of neuropharmaceutical compounds. At that time, Allelix paid U.S.$1,800,000 [Cdn$2,481,000], consisting of 88,094 Allelix common shares valued at U.S.$800,000 [Cdn$1,112,000] and U.S.$1,000,000 [Cdn$1,369,000] in cash to
Pharm-Eco for its interest in the joint venture. The Company further invested U.S.$1,000,000 [Cdn$1,379,000] in the joint venture in April 1997 to fund pre-clinical development of the two programs to bring Allelix's ownership interest to 60.5%. The purchase was accounted for as research and development acquired.

   During 1998, the Company paid an additional U.S.$1,800,000 [Cdn$2,587,000] by issuing 247,295 Allelix common shares to Pharm-Eco following the achievement of certain commercial milestones. Allelix invested in the joint venture an additional U.S.$1,000,000 [Cdn$1,507,000] in cash and converted its accounts receivable [U.S.$839,000 or Cdn$1,314,000] from the APE into units of the partnership to bring Allelix's ownership interest to 68.2%. The excess of these amounts, of $3,623,000, over the underlying net book value was allocated to research and development acquired.

   In December 1998, an additional U.S.$1,000,000 [Cdn$1,536,800] in cash and the conversion of U.S.$622,000 [Cdn$932,000] of the Company's accounts receivable into units of the partnership increased Allelix's ownership in the joint venture to 71.6%. The excess of these amounts, of $561,000, over the underlying net book value was allocated to research and development acquired.

                        ALLELIX BIOPHARMACEUTICALS INC.

        [Tabular amounts are expressed in thousands of Canadian dollars, except the number of shares and per share information]

                                August 31, 1999


   During 1999, the Company's proportionate share of the expenses of the joint venture was $1,837,000 [1998--$1,906,000] which has been included in research and development expenses. As at August 31, 1999, the Company's proportionate share of assets was $30,297 [1998--$564,000] and the proportionate share of liabilities was $207,000 [1998--$406,000].

 [b] Resolution Pharmaceuticals Inc.

   During 1993, the Company commenced certain research and development activities in Resolution Pharmaceuticals Inc. ["Resolution"], a 50% owned joint venture with Nordion International Inc. As a result of Resolution issuing $7,500,000 of common and Class A preference shares to new investors during fiscal 1997 and 1996, Allelix's investment was reduced to 25.4% and Resolution was no longer considered a joint venture.

   In June 1998, an additional $2,500,000 was advanced to Resolution from the other investors upon the achievement by Resolution of certain commercial milestones. As a result, Allelix's investment in Resolution, on a fully diluted basis, was reduced from 25.4% to 21.8%. Allelix has the potential to earn back a further 4.2%, based on the achievement by Resolution of certain research and financial milestones.

   On March 1, 1999, Allelix and the other investors loaned $1,250,000 to Resolution. The Company's share of the loan was $250,000. As at August 31, 1999, the carrying balance of the loan has been fully reduced by equity losses recorded in 1999.

 [c] Base4 Bioinformatics Inc.

   On January 14, 1998, Base4 Bioinformatics Inc. ["Base4"], a subsidiary company established in 1996, successfully completed a private placement financing for approximately $4,500,000. The funding came from three institutional investors and reduced Allelix's shareholding in Base4 to an equity position of approximately 30%. Allelix ceased consolidating this subsidiary at this date and began accounting for Base4 as an equity investment. Allelix recorded a dilution gain of $1,089,000 in 1998.

 [d] Maxxam BioDiscoveries Inc.

   On March 9, 1999, the Company, together with Maxxam Analytics Inc., formed a new company, Maxxam BioDiscoveries Inc. ["MBD"]. The new company will provide advanced high-throughput screening and pharmacology services for drug discovery. Allelix received a 49.9% interest in MBD in return for the assignment of patents and other intangible property to MBD. Allelix has entered into a loan agreement with an initial carrying value of $332,000 with MBD as a result of the transfer of certain research equipment to MBD. The loan is interest free for the first two years and subsequently bears interest at prime plus 3%. As at August 31, 1999, the carrying balance of the loan has been fully reduced by equity losses recorded in 1999.

                        ALLELIX BIOPHARMACEUTICALS INC.

        [Tabular amounts are expressed in thousands of Canadian dollars, except the number of shares and per share information]

                                August 31, 1999

9. LEASE OBLIGATIONS

 [a] Capital leases

   Future minimum annual lease payments consist of the following:

                                                                            $
                                                                          -----
2000.....................................................................   655
2001.....................................................................   527
2002.....................................................................   179
2003.....................................................................     2
                                                                          -----
                                                                          1,363
Less amounts representing interest at rates ranging from 8.2% to 14.7%...   130
                                                                          -----
                                                                          1,233
Less current portion.....................................................   569
                                                                          -----
                                                                            664
                                                                          =====

   The carrying value of these leases approximates fair value.

 [b] Operating leases

   At August 31, 1999, the Company had commitments under operating leases requiring annual rental payments as follows:

                                                                             $
                                                                           -----
2000......................................................................   707
2001......................................................................   642
2002......................................................................   631
2003......................................................................   606
2004......................................................................   664
Thereafter................................................................ 3,015
                                                                           -----
                                                                           6,265
                                                                           =====

10. LONG-TERM DEBT

   On March 8, 1999 Allelix purchased the land and building on 6850 Goreway Drive from the Ontario Development Corporation. Allelix financed the purchase with a Committed Instalment Loan [the "loan"] of $2,300,000 which is available on a revolving basis and matures March 15, 2004. As at August 31, 1999, the interest rate on the loan is based on a three month Banker's Acceptance plus 1%. Interest expense in 1999 was $60,000 [1998--nil]. Since the interest rate floats with current market rate, the current value approximates fair value. Terms of the loan require the Company to maintain a minimum amount of cash and cash equivalents and/or marketable securities.

11. SHARE CAPITAL

 [a] Authorized

   The authorized share capital of the Company consists of unlimited common shares and unlimited preferred shares issuable in series.

                        ALLELIX BIOPHARMACEUTICALS INC.

        [Tabular amounts are expressed in thousands of Canadian dollars, except the number of shares and per share information]

                                August 31, 1999


   The preferred shares may be issued solely by resolution of the Board of Directors. The Board of Directors has the authority to provide for the creation of each series and to determine the rate, amount or method of calculation of dividends, whether such dividends are cumulative and the redemption, conversion and other rights of each series. [note 5 [b]]

 [b] Issued and outstanding

   Summarized below are the Company's issued and outstanding shares, warrants and options:

                                             Preferred                Options
                            Common shares     shares      Warrants      [v]
                          ------------------ --------- -------------- -------
                                     Stated   Stated           Stated          Total share
                                      value    value           value             capital
                            Number      $        $     Number    $       $          $
                          ---------- ------- --------- ------- ------ -------  -----------
Balance, August 31,
 1997...................  17,704,520 144,434     --    162,441  705    3,900     149,039
 Issued for business
  acquisitions [i]......     247,295   2,587     --        --   --       --        2,587
 Issued under stock
  option plans [v]......     196,276   3,347     --        --   --    (2,756)        591
                          ---------- -------   -----   -------  ---   ------     -------
Balance, August 31,
 1998...................  18,148,091 150,368     --    162,441  705    1,144     152,217
 Issued for cash [ii],
  [iii].................   1,470,588   5,000   3,060   666,667  --       --        8,060
 Issued for business
  acquisitions [iv].....     486,395   1,552     --        --   --       --        1,552
 Issued under stock
  option plans..........      21,108     294     --        --   --      (256)         38
                          ---------- -------   -----   -------  ---   ------     -------
Balance, August 31,
 1999...................  20,126,182 157,214   3,060   829,108  705      888     161,867
                          ========== =======   =====   =======  ===   ======     =======

--------
[i] On December 22, 1997 and February 12, 1998, the Company issued 57,901 and 189,394 common shares at $12.39 and $9.87, respectively, per share for an aggregate value of $2,587,000 to Pharm-Eco [note 8[a]].

[ii] On April 19, 1999 the Company completed a private placement of 1,470,588 common shares together with 666,667 common share purchase warrants for an aggregate value of $5,000,000. Each warrant entitles the holder to purchase one common share at an exercise price of $7.50 per share to July 17, 2000.

[iii] On November 2, 1998, the Company issued 1,000 Series 1 preferred shares to Johnson & Johnson Development Corporation ["JJDC"] for an aggregate amount of U.S.$2,000,000 [Cdn$3,100,000]. The shares are non-voting, pay no dividend and are mandatorily convertible into common shares on or before April 30, 2000. The conversion price will be at a 20% discount from fair market value subject to floor and ceiling prices of $3.36 and U.S.$9.00 [Cdn$13.44] per share, respectively. At the time of conversion JJDC will purchase an additional U.S.$2,000,000 [Cdn$2,986,000] of common shares at the then current price subject to floor and ceiling prices of $3.95 and U.S.$9.00 [Cdn$13.44] per share, respectively and other conditions set forth in a stock purchase agreement.

[iv] Following the completion of the Janssen licensing agreement [note 5[b]], a U.S.$1,000,000 [Cdn$1,552,000] milestone payment payable in Allelix common shares to the former Trophix Pharmaceuticals Inc. ["Trophix"] shareholders was required. As a result the Company issued 486,395 common shares valued at $3.19 per share in November 1998. Up to an additional U.S.$3,000,000 [Cdn$4,479,000] may be paid to Trophix shareholders in Allelix common shares upon achievement by Allelix Neuroscience Inc. of further clinical and commercial milestones by July 29, 2001.

[v] Upon acquisition of Trophix in 1997, 375,000 options of the Company were issued to replace options held by Trophix shareholders. The fair value of these options, $10.40 per option [aggregating $3,900,000 million], was recorded at the time of acquisition. As each option is either exercised or canceled, the carrying value per unit is transferred to common shares.

 [c] Stock option plans

   [i] The Board of Directors may authorize the issuance of up to 2,000,000 options to purchase common shares [excluding the options described in note 11[c][ii]] under various stock option plans provided that the number of options outstanding at any time shall not exceed 12% of the then outstanding common shares.

                        ALLELIX BIOPHARMACEUTICALS INC.

        [Tabular amounts are expressed in thousands of Canadian dollars, except the number of shares and per share information]

                                August 31, 1999

   Stock option transactions for the respective periods and the number of share options outstanding are summarized as follows:

                                                                          #
                                                                      ---------
Issued and outstanding as at August 31, 1997......................... 1,336,944
Issued during the year...............................................   534,750
Exercised during the year............................................  (192,775)
Cancelled during the year............................................  (233,415)
                                                                      ---------
Issued and outstanding as at August 31, 1998......................... 1,445,504
Issued during the year...............................................   545,800
Exercised during the year............................................   (20,760)
Issued as a result of re-pricing.....................................   205,337
Cancelled as a result of re-pricing..................................  (410,664)
Cancelled during the year............................................  (330,952)
                                                                      ---------
Issued and outstanding as at August 31, 1999......................... 1,434,265
                                                                      =========

   During the year, the Board of Directors of Allelix approved a revaluation of 410,664 options outstanding and offered the employees of Allelix the opportunity to exchange the options that they held for new options with an exercise price of $2.80 each at a ratio of 2:1.

   Pending shareholder approval, 225,600 options held by three officers of the Company have been revalued at a ratio of 2:1 with an exercise price of $2.80.

   The stock options outstanding as at August 31, 1999, allow individuals to purchase 1,434,265 shares at prices between $0.75 and $22.45 per share. These options vest over a period of three to five years and expire at various dates as follows:

                                                          Expiry                     Weighted
   Option price            Outstanding                     date                      average
   ------------            -----------                   ---------                   --------
   $0.75-$2.16                 85,359                    2003-2007                    $ 1.54
   $2.30-$2.60                364,000                    2001-2005                    $ 2.43
   $2.80                      271,812                    2001-2009                    $ 2.80
   $3.20-$6.88                324,369                    2001-2009                    $ 4.99
   $7.00-$22.45               388,725                    2005-2008                    $12.23
                            ---------                    ---------                    ------
   $0.75-$22.45             1,434,265                    2001-2009                    $ 5.68
                            =========                    =========                    ======

     [ii] In 1995, the Company issued 265,000 stock options to a company to acquire exclusive worldwide licencing rights to a metabolic hormone. Of the stock options issued, 65,000 are currently exercisable at a price of $9.63 and 50,000 are exercisable at $3.43; the remaining 150,000 options become exercisable only when defined drug development milestones are achieved, at prices to be set based upon market prices for Allelix common shares prevailing when the milestones are met. These options are excluded from the maximum option limits described in note 11[c][i].

                        ALLELIX BIOPHARMACEUTICALS INC.

        [Tabular amounts are expressed in thousands of Canadian dollars, except the number of shares and per share information]

                                August 31, 1999

12. CONSOLIDATED STATEMENTS OF CASH FLOWS

   The following represent the non-cash transactions of the Company:

   During 1999, capital assets were acquired at an aggregate cost of $4,745,000 [1998--$2,145,000] of which none were acquired by means of a capital lease [1998--$109,000] and $2,296,000 [1998--nil] were financed through long-term debt. In addition, capital assets with a book value of $332,000 [1998--nil] were sold to MBD in exchange for a note payable.

   During 1999, the Company converted $119,000 [1998--$524,000] of accounts receivable due from APE into additional ownership units of APE.

   During 1999, the Company paid $1,552,000 to Trophix shareholders by issuing 486,395 common shares pursuant to the achievement of certain milestones.

   During 1999, 25,203 of the options either exercised or canceled as part of the acquisition of Trophix were converted into common shares of the Company. As a result, $256,000 of the value assigned to the options were transferred into common stock.

   During 1998, the reduction of the Company's interest in Base4 to approximately 30% required the Company to cease consolidating this subsidiary and begin accounting for Base4 as an equity investment. This recording of the investment resulted in a reduction of $133,000 in non-cash net assets.

   During 1998, the Company paid $2,587,000 to Pharm-Eco by issuing 247,295 common shares pursuant to the achievement of certain milestones.

   During 1999, cash interest paid was $231,000 [1998--$289,000] and no cash income taxes were paid.

13. INVESTMENT TAX CREDITS AND SCIENTIFIC RESEARCH AND EXPERIMENTAL DEVELOPMENT EXPENDITURES

   The Company earns investment tax credits ["ITCs"] at the rate of 20% of eligible scientific research and experimental development ["SRED"] expenditures. Unclaimed ITCs may be carried forward to apply against future years' federal income taxes. The Company has unclaimed ITCs of approximately $12,700,000 which expire over the period from 2005 to 2009. In addition, as at August 31, 1999, the Company has SRED expenditures not claimed for income tax purposes of approximately $100,000,000 available to reduce taxable income in future years, which have no expiry date. The Company also has Federal income tax loss carryforwards of $1,200,000 and Ontario tax loss carryforwards of $3,400,000 which will expire in 2006. The potential future tax benefits that may result from the application of these carryforward amounts or from the utilization of the unclaimed ITCs have not been recognized in these consolidated financial statements.

   At August 31, 1999, Allelix Neuroscience Inc. had accumulated net operating losses of U.S.$17,800,000 for United States Federal income tax purposes. Net operating losses prior to the change in ownership that occurred in July 1997, when Allelix Neuroscience Inc. was purchased by the Company, will be subject to an annual utilization limitation for U.S. income tax purposes. No tax benefit has been recorded in these consolidated financial statements in respect of losses. These losses will expire over the period from 2008 to 2014.

                        ALLELIX BIOPHARMACEUTICALS INC.

        [Tabular amounts are expressed in thousands of Canadian dollars, except the number of shares and per share information]

                                August 31, 1999

14. RELATED PARTY TRANSACTIONS

   The Company conducted research projects under a collaborative agreement at commercial rates with two shareholders resulting in approximately $10,029,000 [1998--$5,225,000] of revenue. The amount due from one of these shareholders as at August 31, 1999 is $10,000 [1998--nil].

   Effective January 1, 1997, Allelix entered into a services agreement with Base4 to obtain systems administration services, custom programming and project support. Amounts charged by Base4 in 1999 under this agreement were $598,000 [1998--$1,280,000 ]. The amount due to Base4 as at August 31, 1999 is $252,000
[1998--$517,000]. This amount is non-interest bearing.

   The Company provided drug discovery research and development services to Pharm-Eco at commercial rates resulting in approximately $631,000 [1998-- $644,000] of revenue. The amount due from Pharm-Eco as at August 31, 1999 is $49,000 [1998--nil].

   During 1999, the Company provided assay testing services to Resolution at commercial rates resulting in approximately $58,000 [1998--nil] of revenue. The Company was also reimbursed $158,000 [1998--203,000] by Resolution under the terms of a shared services agreement. The amount due from Resolution as at August 31, 1999 is nil [1998--$9,000].

15. SIGNIFICANT DIFFERENCES BETWEEN CANADIAN AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

   The Company's consolidated financial statements are prepared in accordance with accounting principles generally accepted ["GAAP"] in Canada. The most significant differences between Canadian and United States GAAP insofar as they affect the Company's consolidated financial statements are described below.

                        ALLELIX BIOPHARMACEUTICALS INC.

        [Tabular amounts are expressed in thousands of Canadian dollars, except the number of shares and per share information]

                                August 31, 1999

   The following table reconciles results as reported under Canadian GAAP with those that would have been reported under U.S. GAAP:

                                                               1999     1998
                                                                 $        $
                                                              -------  -------
Net loss for the year--Canadian GAAP......................... (38,595) (21,764)
Stock-based compensation [i].................................     (93)     --
Dilution gain [iii]..........................................     --    (1,089)
Acquired research and development [iv].......................   1,195    1,195
                                                              -------  -------
Net loss for the year--U.S. GAAP............................. (37,493) (21,658)
Amortization of beneficial conversion feature [viii].........    (397)     --
                                                              -------  -------
Net loss attributable to common shareholders - U.S GAAP...... (37,890) (21,658)
Loss per share--U.S. GAAP....................................    1.98     1.21
                                                              =======  =======
Net loss for the year--U.S. GAAP............................. (37,493) (21,658)
Unrealized gains (losses) on securities available for sale...      94     (153)
                                                              -------  -------
Comprehensive Income......................................... (37,399) (21,811)
                                                              =======  =======

--------
[i] SFAS No.123, "Accounting for Stock-based Compensation", became effective for the Company's fiscal 1997 year. The Company continues, for reconciliation to U.S. GAAP purposes, to account for its outstanding fixed price stock options under Acounting Principles Board Opinion 25, "Accounting for Stock Issued to Employees", which results in the recording of no compensation expense in the Company's circumstances. U.S. GAAP does, however, require stock option transactions with non-employees be recorded as compensation expense and measured at the fair value of the consideration received or the compensation paid, whichever is more reliably measured. The fair value of the options granted to non-employees have been estimated at the date of grant using the Black-Scholes option pricing model with the following weighted average assumptions: risk free interest rate of 5.0%; dividend yield of 0%; volatility factor of the expected market price of the Company's common shares of 0.566; and a weighted average expected option life of five years.
[ii] Under U.S. GAAP, share issue costs must be accounted for in share capital as a reduction to the proceeds received from the share issue. Under Canadian GAAP, the Company has excluded share issue costs from the determination of net loss and has recorded them as an increase to accumulated deficit.
[iii] Under U.S. GAAP, dilution gains for which realization is not assured must be treated as an equity transaction. Since Base4 is an entity whose ability to continue in existence remains in question, the realization of the dilution gain the Company experienced on the issuance of Base4 common shares is not assured. Under Canadian GAAP, the Company has included the dilution gain in the determination of net loss.
[iv] Under U.S. GAAP, in a business combination accounted for as a purchase, a portion of the purchase price should be allocated to in-process research and development projects. Unless the project in process has an alternative future use, the fair value is charged to expense as research and development costs. The $3,586,000 of in-process research and development projects acquired in connection with the purchase of Trophix in 1997 do not have alternative future uses. The Company, under Canadian GAAP, capitalized the fair value of the in-process research and development projects acquired and has been amortizing the amount over three years. Amortization expense in 1999 was $1,195,000 [1998--$1,195,000, 1997--
     $100,000]. Under U.S. GAAP, the Company is required to expense the $3,586,000 in 1997 and reverse the amortization for each of the three years mentioned above.

                        ALLELIX BIOPHARMACEUTICALS INC.

       [Tabular amounts are expressed in thousands of Canadian dollars, except the number of shares and per share information]

                                August 31, 1999

[v] SFAS No. 128, "Earnings Per Share", is effective for fiscal periods ending after December 15, 1997. This statement has no significant effect on the reported U.S. GAAP earnings per share data for the years ended August 31, 1999 and 1998.
[vi] The Company has certain interest in a jointly controlled entity which has been proportionately consolidated in the Company's consolidated financial statements. For purposes of U.S. GAAP, this interest would be accounted for by the equity method. Net loss, loss per share and deficit under U.S. GAAP are not impacted by the proportionate consolidation of this interest in a jointly controlled entity.
[vii] Under U.S GAAP, the preferred shares issued during the year which allow the holder to convert the preferred shares at a discount to a future market value is considered a beneficial conversion feature. The value of this feature is amortized, using the effective yield method, over the period to the preferred shares' earliest conversion date.

   As a result of the above differences, as at August 31, 1999 under U.S. GAAP, long-term assets would decrease by $1,096,000 [1998--$2,291,000], current assets would decrease by $59,000 [1998--$153,000], share capital would decrease by $5,999,000 [1998--$6,092,000], and total shareholders' equity would decrease by $1,155,000 [1998--$2,650,000]. In addition, comprehensive income would decrease by $94,000 [1998--$153,000].

16. SEGMENTED INFORMATION

   Allelix monitors its operations as one segment which involves the development and discovery of biopharmaceuticals with focus on neuropharmaceuticals and protein therapeutics. While in the current growth phase, operating expenses are reviewed at the consolidated level. This represents the manner in which the Company is organized for assessing performance and making resource allocation decisions.

   The Company's revenues by location of customer and capital assets by geographic location are as follows:

                                      Canada United States Sweden Belgium Total
1999                                    $          $         $       $      $
----                                  ------ ------------- ------ ------- ------
Revenues............................. 3,965        639      3,124  5,956  13,684
Capital assets, net.................. 4,481      2,262        --     --    6,743
1998
----
Revenues............................. 6,816        527     19,270  1,107  27,720
Capital assets, net.................. 3,187        662        --     --    3,849

   Revenues from 2 related customers approximate $5,956,000 and $4,073,000 and revenues from non-related customers approximate $3,124,000 of the Company's total revenues.

17. GOVERNMENT GRANTS

   During the year, Allelix earned government grants of approximately nil [1998--$1,400,000] which are included in collaborative and contract revenue, and nil [1998--$96,000] which are included as a reduction of capital assets.

18. UNCERTAINTY DUE TO THE YEAR 2000 ISSUE

   The Year 2000 Issue arises because many computerized systems use two digits rather than four to identify a year. Date-sensitive systems may recognize the year 2000 as 1900 or some other date, resulting in errors when information using year 2000 dates is processed. In addition, similar problems may arise in some systems which use certain dates in 1999 to represent something other than a date. The effects of the Year 2000 Issue

                        ALLELIX BIOPHARMACEUTICALS INC.

        [Tabular amounts are expressed in thousands of Canadian dollars, except the number of shares and per share information]

                                August 31, 1999

may be experienced before, on, or after January 1, 2000, and, if not addressed, the impact on operations and financial reporting may range from minor errors to significant systems failure which could affect an entity's ability to conduct normal business operations. It is not possible to be certain that all aspects of the Year 2000 Issue affecting the Company, including those related to the efforts of customers, suppliers, or other third parties, will be fully resolved.

19. COMPARATIVE CONSOLIDATED FINANCIAL STATEMENTS

   The comparative consolidated financial statements have been reclassified from statements previously presented to conform to the presentation of the 1999 consolidated financial statements. The consolidated statements of cash flows for the year ended August 31, 1998 have been restated to reflect the retroactive adoption of The Canadian Institute of Chartered Accountants revised guideline for cash flow statements. In addition, the Company has reclassified the fair value of the options issued pursuant to the Trophix acquisition from accounts payable to share capital.

20. MERGER WITH NPS PHARMACEUTICALS, INC.

   On September 27, 1999, Allelix announced that a definitive agreement had been signed to merge the operations of the Company with NPS Pharmaceuticals, Inc. ["NPS"] subject to approval by the shareholders of both companies. The transaction is expected to close in the first quarter of 2000. The combined company will operate as NPS Pharmaceuticals, Inc. in the U.S., and as NPS Allelix in Canada. Based on the number of outstanding Allelix shares, NPS will issue approximately 6,500,000 shares of common stock to Allelix common shareholders at an exchange ratio of 0.3238 shares of NPS common stock for each outstanding share of Allelix stock. In addition to the 6,500,000 shares initially issued, 1,000,000 shares of NPS stock will be reserved for issuance to the holders of Allelix options, warrants and preferred stock at the same exchange ratio. Consummation of the merger may significantly affect the future operations, capital requirements and liquidity of the Company in manners that differ from those originally contemplated by management.

                     MANAGEMENT'S DISCUSSION AND ANALYSIS
                OF FINANCIAL POSITION AND RESULTS OF OPERATIONS



Corporate Structure

Allelix Biopharmaceuticals Inc. is a biopharmaceutical company applying innovative chemical and biological approaches to the discovery and development of novel pharmaceutical products. The Company plans to commercialize products for major therapeutic categories globally through partnerships with leading multinational pharmaceutical companies that may generate royalty revenue for Allelix. In addition, the Company intends to develop products for niche indications that it will bring to market itself.

The Company has developed expertise in two areas of biopharmaceutical drug discovery: large molecule protein therapeutics based on the recombinant production of proteins and peptides and receptor and transporter-based drug design focused on small molecule drugs for the neurosciences. Its technological capabilities are sufficiently broad to support the development of a rich pipeline of products.

The Company has incurred net losses since 1989 as a result of its investment in technology and product development. Given the significant scientific, regulatory and commercial uncertainties regarding the outcome of the Company's development efforts, all development costs have been expensed to date .

The largest single cash expense for Allelix is the salaries and benefits of its personnel. Costs such as research supplies are proportional to the staff levels assigned to a given project. As products have entered clinical trials, payments to external suppliers, including contract research organizations, clinical investigators and suppliers of drug for use in the trials, have become more significant. These costs are being incurred to bring products to the stage where they can either lead to partnerships with pharmaceutical companies or where they can be commercialized by Allelix itself. The partnerships typically provide significant revenue to Allelix through licensing fees, milestone payments and reimbursement of research and development expenditures. Additionally, sales of the products in future years by the partners may generate significant sustainable revenue for the Company through royalty payments.

Effective July 29, 1997, the Company acquired Trophix Pharmaceuticals, Inc. of South Plainfield, New Jersey, in exchange for common shares of the Company valued at $24.45 million. All amounts are in Canadian dollars, except where otherwise indicated. In November 1998, Allelix made a milestone payment in common shares of the Company valued at US$3.19 each for an aggregate value of US$1 million. Trophix shareholders may receive further payments of up to US$3 million in Allelix common shares upon achievement of certain clinical and business milestones prior to July 29, 2001. The acquisition added a new technology platform and three programs to the Company's neuroscience portfolio. These were for the treatment of schizophrenia, neuropathic pain and for pain/spinal cord injury. The neuropathic pain product was being developed jointly with Janssen Pharmaceutica N.V. of Belgium. Subsequent to acquisition, Trophix was renamed Allelix Neuroscience Inc. (ANI).

On April 8, 1997, the Company and Pharm-Eco Laboratories, Inc. of Lexington, Massachusetts formed Allelix Pharm-Eco LP, a United States limited partnership to jointly develop two families of neuropharmaceutical compounds in dementia and cocaine addiction. At that time, Allelix contributed cash and common shares of the Company having a combined value of $ 2.48 million. In April 1998, the Company further invested $2.59 million, consisting of 247,295 common shares valued at $10.46 each. Pharm-Eco contributed its intellectual property and rights to the two programs. Allelix also funded US$1 million of pre-clinical development costs during the current year and converted $0.9 million of accounts receivable from the joint venture thereby increasing its interest in it to 71.6%. Under the terms of the agreement with Pharm-Eco, the Company will be responsible for its proportionate share of the research and development costs while Pharm-Eco will be responsible for the balance.

In March 1999, the Company formed a joint venture with Maxxam Analytics Inc. to establish a high throughput screening company, Maxxam BioDiscoveries Inc. Allelix owns a 49.9% interest in the company and has no obligation to provide equity funding to the company. Allelix expects to continue its strategy of developing and obtaining financing for businesses that may not be central to its major areas of focus.

Results of Operations

For the fiscal year ended August 31, 1999, the Company incurred a net loss of $38.6 million or $2.02 per common share. These results compare with a net loss of $21.8 million or $1.21 per common share for the year ended August 31, 1998. Conducting clinical trials is one of the most expensive aspects of drug development. The Company's expenses are determined by the number of product candidates it places into the clinical development phase (as compared to earlier, less expensive research phases) and the financial support of corporate partners, if any. In September 1997, the Company's pharmaceutical partner for the commercialization of ALX1-11, a recombinant human form of PTH for the treatment of post-menopausal osteoporosis, Astra AB of Sweden, announced its decision to proceed into Phase III clinical trials. As a result, Allelix received $19.3 million from Astra for a milestone payment and the reimbursement of specific Phase II and other costs. In September 1998, Astra announced that it had completed a restructuring of its product portfolio and would not commence Phase III trials of ALX1-11. Astra returned the non-capital assets associated with the program to Allelix at no cost and paid a cancellation penalty of 4.8 million Netherlands Guilders (Cdn$4.0 million) to the Company. As a result, Allelix ended its long-term agreement with Chiron B.V. (Chiron) to supply PTH research material for clinical trials and paid a similar cancellation fee in June 1999 which was offset against the Astra payment.

Revenues


Collaborative and contract revenues

Astra's decision to end its collaboration was the primary cause of the reduced collaborative and contract revenues in 1999 of $13.7 million compared with $27.7 million in 1998. The Company earned $10.7 million in 1998 from Astra following the submission of the final report on the Phase II clinical trial for ALX1-11 as full reimbursement of Phase II costs. Allelix also received a milestone payment of $7.0 million from Astra in 1998 for the successful completion of the trial. In addition, the Company earned development support revenue from Astra of $0.3 million in 1999 compared with $1.6 million in 1998. In 1999 Allelix earned $2.8 million as a reimbursement from Astra for the PTH manufacturing costs that were incurred prior to its decision to end the collaboration. Contract revenue from the Company's other pharmaceutical partners was $12.4 million compared with $8.4 million in 1998. The increase was due to the new collaborative agreement for GRI-1 entered into with Janssen Pharmaceutica N.V. ("Janssen") in the first quarter of 1999.

New Alliances

On October 30, 1998, Allelix entered into a collaborative agreement with Janssen, a wholly owned subsidiary of Johnson & Johnson, for the research, development and marketing of new drugs for neuropsychiatric disorders. Under the terms of the agreement, Allelix received initial licensing revenue of $3.1 million, annual R&D funding of $3.4 million for a minimum of two years and may receive milestone payments of up to $33 million tied to clinical development benchmarks. Allelix will also receive royalties from the commercial sale of products resulting from the partnership. Janssen has the right to market products worldwide, subject to an Allelix option for co-promotion in Canada.

Interest Income

Interest income decreased to $1.5 million compared to $2.2 million in 1998 as a result of lower cash balances. Prevailing interest rates increased slightly over the course of the year, the average rate increasing to 4.7% in 1999 from 4.6% in 1998.

Costs and Expenses


Research and Development

The Company's total operating expenses before amortization declined to $36.0 million in 1999 from $37.2 million in fiscal 1998. Research and development expenses amounted to $25.5 million in 1999, a decrease of 12.4% from the $29.1 million in the preceding year. The most significant reason for the decrease is the prior year's decision to terminate some of the early-stage discovery programs and the reduction in related staffing and contract expenses. Expenses associated with the anti-migraine drug ALX-0646, $1.7 million, which is approaching Phase II trials, ALX-0600, $5.0 million, which completed Phase I and is recruiting patients for a pilot Phase II trial, ALX1-11 for osteoporosis, $5.3 million, and the GRI-1 program, $2.7 million, partnered with Janssen Pharmaceutica, accounted for approximately $14.5 million of the $25.5 million of R&D expenses during the year. The expenditures on these programs contributed to the initiation of a Phase II clinical trial with ALX-0600 subsequent to year-end and to the Janssen collaboration.


General and Administrative

Allelix includes in general and administrative expense all costs not directly related to the conduct of research and development, including the costs of premises, information services, human resources, accounting and senior management compensation. This amount decreased by $0.8 million or 8% to $9.3 million in 1999 from $10.1 million in 1998. The decrease is primarily the result of lower compensation costs as a result of the reduction in the senior management complement.

Amortization

Allelix amortizes capital assets and research and development that are acquired. Amortization expense of $16.3 million for 1999 increased from $15.3 million in 1998 due to the additional investment in Pharm-Eco LP through the current and prior year.

Liquidity and Capital Resources

Since 1989, the Company has financed product candidate development costs, operations and capital expenditures primarily from payments received under agreements with other pharmaceutical companies, public and private sales of equity securities and interest income.

As at August 31, 1999 the Company had total assets of $50.5 million, compared with $77.6 million as at August 31, 1998. This decrease is primarily due to the use of $18.3 million of cash to finance operations in 1999 and the $14.7 million of amortization of acquired research and development.

Current assets also decreased due to the use of cash, from $43.4 million as at August 31, 1998 to $27.6 million as at August 31, 1999. Current liabilities increase $7.9 million as at August 31, 1998 to $8.1 million as at August 31, 1999. Therefore, working capital amounted to $19.5 million as at August 31, 1999 compared with $35.5 million the previous year.

The balance of cash, marketable securities and restricted funds at August
31, 1999 was $25.9 million, compared with  $39.3 million at August 31, 1998.
The decrease represents the use of funds to support ongoing product development activities. The Company invests its cash reserves in liquid, high-grade investment securities with terms to maturity not exceeding two years. The terms are selected based on prevailing interest rates and the expected timing of expenditures for operations and capital requirements.

The Company anticipates funding virtually all of the pre-clinical drug development costs of the dementia program in the Allelix Pharm-Eco LP, notwithstanding its 71.6% interest.

The Company receives an increased percentage ownership if it finances more than its proportionate share in this joint venture.

The two U.S. subsidiaries involve the Company in foreign exchange transactions as it funds their drug discovery and clinical trial costs. These U.S. dollar costs will be partially offset by revenue received from its pharmaceutical partners, most of which will likely be denominated in U.S. currency. As a result, the Company will have created a natural hedge that should reduce the necessity to engage in foreign exchange or other derivatives transactions.

On November 2, 1998, as part of the GRI-1 licensing transaction, Allelix received $3.1 million from the sale of convertible preferred shares - series 1 to Johnson & Johnson Development Corporation ("JJDC"), a subsidiary of Janssen's parent company, which is already an Allelix shareholder. The shares are non-voting, pay no dividend and are mandatorily convertible in April 2000 into common shares at a 20% discount from fair market value at the time of conversion subject to floor and ceiling prices of $3.36 and US$9.00 (Cdn$13.44) respectively per share. Also in April 2000, JJDC will purchase an additional US$2 million (Cdn$3.0 million) of common shares at the then current price subject to floor and ceiling prices of $3.95 and US$9.00 (Cdn$13.44) respectively per share.

Completion of the Janssen agreement also triggered a US$1 million milestone payment to the Trophix shareholders and as a result the Company issued 486,395 common shares valued at $3.19 each or $1.55 million in November 1998.

In April 1999, the Company completed a private placement of 1,470,588 common shares together with 666,667 common share purchase warrants for an aggregate value of $5 million. Each warrant entitles the holder to purchase one common share at an exercise price of $7.50 per share to July 17, 2000.

Outlook

The Company expects to generate a milestone payment in 2000 from the GRI-1 drug development agreement signed with Janssen, as well as another research, development and distribution agreement expected to be completed in the neuroscience area. The extent and timing of such additional licensing fees, if any, will be dependent upon the overall structure of each proposed agreement, including the royalties from product sales. In addition, one existing research agreement has been extended for at least one more year generating $2.7 million of collaborative and contract revenue in 2000.

The Company also expects a decrease in research and development expenses as a result of the termination of certain early and mid-stage discovery programs and the reduction of related staffing and contract expenses. This decrease will be partially offset by the cost of the Phase II clinical trial of ALX-0600 for gastrointestinal disorders and the Phase III trial in the U.S. of ALX1-11 for osteoporosis.

As a result, Allelix anticipates losses for at least the next two years as the Company moves its product candidates through the rigorous clinical trial process toward regulatory approval for marketing.

Capital expenditures for 2000 will be substantially lower than in 1999 as a result of the move of ANI into new premises in December 1998. The Company acquired the premises that were leased in Mississauga, Ontario in March 1999 for $2.45 million. The purchase price was funded with debt financing. All other significant capital expenditures are being curtailed.

The Company believes that its cash and marketable securities, together with committed and expected revenue from partners and interest income, will be sufficient to meet the operating and capital requirements of its existing programs for at least the next two years.

Risks and Uncertainties

The Company has signed agreements with partners in the pharmaceutical industry, which provide for royalty payments upon the commercialization of certain Allelix products. However, it is very difficult to estimate the timing or extent of such payments. There are long lead times involved in development and testing, as well as stringent government regulatory processes, in jurisdictions around the world, before a product can be marketed. The Company has not yet earned revenues from the sale of products and does not expect to do so in the near future, although niche products for certain indications may be brought to market sooner.

The nature and speed of scientific progress, the advancement of pre-clinical testing and clinical trials and the timing and costs of obtaining regulatory approvals for its product candidates will determine whether Allelix has sufficient cash on hand and the future requirements for external funding to support its long-term product development and commercialization programs. The Company will form strategic alliances with established pharmaceutical companies to enhance its ability to exploit fully its technological strengths and gain access to worldwide pharmaceutical markets. The timing and choice of partners for such collaborations are based primarily on the costs involved in conducting further trials, the Company's available resources and the ability of the partner to quickly develop and commercialize the product. The revenues from research contracts with pharmaceutical partners are typically of a limited duration and there is no assurance that they will be renewed. Changes in existing collaborative and joint venture relationships, as well as the establishment of new ones, product licensing efforts and other financing relationships could materially impact the Company's financial position. To the extent that the Company expands therapeutic programs by licensing or acquiring rights to product candidates or technology, the nature and stage of development of the product candidates or technology so acquired will determine the Company's ongoing resource requirements.

Allelix will require additional capital in the future to continue research programs and to fund development costs, including the costs of conducting clinical trials. The Company will decide to issue any debt or additional equity securities based on market conditions, requirements for funding of its development programs, the price of the Company's common shares and the relative attractiveness of other financing alternatives. However, given the nature of the Company's business, there can be no assurances that adequate funds will be available or that they will be available on terms acceptable to the Company.

The Company has obtained $20 million of liability insurance for its product candidates entering clinical trials. There is no way of determining the adequacy of such coverage.

Year 2000 Compliance

We continue to assess impact of the year 2000 on our operations and systems. We have developed assessment procedures and a plan to address identified issues. A Y2K Task Force was assembled in the beginning of 1998 to evaluate the potential impact of the so called "Year 2000 millennium bug" on our operations. Since formation, the task force has monitored the evaluation of financial, accounting, information management, scientific equipment, and building systems. To date, financial, accounting, and information management systems reviews have been completed. Those systems which were not compliant have been replaced. We continue to assess the impact of the Year 2000 issue on our other systems and equipment. We expect to have identified and replaced or updated all internal systems and equipment which are not Year 2000 compliant before the Year 2000 to the extent necessary to enable us to continue operations. We do not expect the cost of repair or replacement to be material to our operations. We are also seeking assurance from primary third-party service and goods suppliers, including financial institutions, suppliers, CROs and other collaborative parties that they do not expect the Year 2000 matter to impact materially their dealings with us. To date, we are not aware of any critical third-party suppliers that will not be able to meet our needs in order to maintain operations. We cannot assure that these third parties are using systems that are Year 2000 compliant or will address any Year 2000 issues in a timely fashion. Any Year 2000 compliance problems of our suppliers, clinical research organizations, or our licensees could have a material adverse effect on our business, operating results, and financial condition.

                             MATERIAL CHANGE REPORT

                    S.75(2) OF THE SECURITIES ACT (ONTARIO)
                    S.118(1) OF THE SECURITIES ACT (ALBERTA)
                S.85(1) OF THE SECURITIES ACT (BRITISH COLUMBIA)
                      S.73 OF THE SECURITIES ACT (QUEBEC)
                  S.81(2) OF THE SECURITIES ACT (NOVA SCOTIA)
               S.84(1) OF THE SECURITIES ACT, 1988 (SASKATCHEWAN)
                     S.112 OF THE SECURITIES ACT (MANITOBA)
               S.76(2) OF THE SECURITIES ACT, 1990 (NEWFOUNDLAND)

1. Reporting Issuer

   Allelix Biopharmaceuticals Inc.

2. Date of Material Change

   September 27, 1999

3. News Release

   A news release disclosing the material change was issued on September 28, 1999. A copy of the news release is attached hereto as Exhibit "1".

4. Summary of the Material Change

   Allelix Biopharmaceuticals Inc. ("Allelix") and NPS Pharmaceuticals, Inc. ("NPS") have entered into a definitive arrangement agreement dated September 27, 1999 (the "Arrangement Agreement") pursuant to which NPS Allelix Inc. ("NPS Allelix"), an indirect, wholly-owned subsidiary of NPS, will acquire, subject to the terms and conditions set out therein, all of the issued and outstanding common shares in the capital of Allelix ("Allelix Common Shares") pursuant to a plan of arrangement (the "Arrangement"). Pursuant to the Arrangement, each Canadian resident holder of Allelix Common Shares will receive, at his or her option, 0.3238 fully-paid and non-assessable common shares in the capital of NPS ("NPS Common Shares") or 0.3238 fully-paid and non-assessable exchangeable shares in the capital of NPS Allelix ("Exchangeable Shares"), for each Allelix Common Share held. Holders of Allelix Common Shares who are not Canadian residents will receive 0.3238 NPS Common Shares for each Allelix Common Share held and are not entitled to elect to receive Exchangeable Shares. In this report, where the context permits, references to "Allelix" shall include its material subsidiaries.

5. Full Description of Material Change

 Overview

   Allelix and NPS have entered into the Arrangement Agreement pursuant to which NPS Allelix will acquire, subject to the terms and conditions set out therein, all of the issued and outstanding Allelix Common Shares under the Arrangement. Pursuant to the Arrangement, each Canadian resident holder of Allelix Common Shares will receive, at his or her option, 0.3238 NPS Common Shares or 0.3238 Exchangeable Shares for each Allelix Common Share held. Holders of Allelix Common Shares who are not Canadian residents will receive
0.3238 NPS Common Shares for each Allelix Common Share held and are not entitled to elect to receive Exchangeable Shares. Subject to regulatory approval, it is intended that the Exchangeable Shares will be listed on The Toronto Stock Exchange ("TSE").

   The Exchangeable Shares will be securities of NPS Allelix that entitle their holders to dividend and other rights that are functionally and economically equivalent in all material respects to those of the NPS Common Shares. Some of the principal characteristics of the Exchangeable Shares are as follows:

  . the right of the holders of Exchangeable Shares at any time to exchange these shares for NPS Common Shares on a share-for-share basis (with an adjustment for dividends payable, if any);

  . the continued economic equivalency of the Exchangeable Shares and the NPS Common Shares through extensive anti-dilution provisions;

  . the right to receive dividends, on a per share basis, in amounts (in equivalent Cdn. currency) (or property in the case of non-cash dividends) which are the same as, and which are payable at the same time as, dividends declared on NPS Common Shares;

  . the right to vote, on a per share equivalent basis, at all stockholder meetings at which NPS Common Shares are entitled to vote, through a special voting share in the capital of NPS carrying votes equal to the number of outstanding Exchangeable Shares which is held by a trustee for the benefit of the holders of the Exchangeable Shares; and

  . the right to participate, on a per share equivalent basis, in a liquidation, dissolution or other winding-up of NPS, on a pro rata basis with the holders of NPS Common Shares in the distribution of assets of NPS, pursuant to a mandatory exchange of Exchangeable Shares for NPS Common Shares.

   Pursuant to the Arrangement Agreement, NPS will enter into: (i) a support agreement (the "Support Agreement") with NPS Allelix and NPS Holdings Limited, a wholly-owned subsidiary of NPS ("NPS Holdings"), and (ii) a voting and exchange trust agreement (the "Voting and Exchange Trust Agreement") with NPS Allelix and a trustee, in order to ensure that the Exchangeable Shares have equivalent economic and other attributes to the NPS Common Shares. NPS Holdings has the right pursuant to the Arrangement to purchase from the holders of the Exchangeable Shares all but not less than all of the then outstanding Exchangeable Shares in exchange for an equal number of NPS Common Shares i) at any time that there are fewer than 1,000,000 Exchangeable Shares outstanding (other than those held by NPS and its affiliates); ii) at any time on or after the occurrence of certain control transactions (e.g. any merger, amalgamation, tender offer, material sale of shares, etc.) involving NPS where it is not reasonably practicable to substantially replicate the existing terms and conditions of the Exchangeable Shares in connection with such control transaction; and iii) at any time on or after December 31, 2004.

   The Arrangement requires the approval of the registered shareholders of Allelix as well as the approval of the Superior Court of Justice (Ontario) (the "Court"). Accordingly, pursuant to the Arrangement, Allelix and NPS will apply to the Court for an order approving the Arrangement. In connection with such application, Allelix and NPS will proceed with an application for an interim order (the "Interim Order") of the Court providing for, among other things, the calling and holding of a special meeting of the registered shareholders of Allelix (the "Allelix Meeting") for the purpose of such holders considering and, if deemed advisable, approving the Arrangement. In connection with the Arrangement, it is proposed that Allelix will be continued (the "Continuance") under the Business Corporations Act (Ontario) ("OBCA"). Accordingly, the registered shareholders of Allelix will also be asked to consider and, if deemed advisable, approve a resolution authorizing the Continuance. Subject to obtaining the approval of the registered shareholders of Allelix of the Arrangement and the Continuance as contemplated by the Interim Order, Allelix and NPS will take all remaining steps necessary to submit the Arrangement to the Court and to apply for a final order of the Court (the "Final Order").

   Both the Arrangement and the Continuance must be approved by a specified majority of the votes cast at the Allelix Meeting (likely to be two-thirds of the votes cast unless the Court provides otherwise in the Interim Order). NPS will also hold a meeting of the registered holders of NPS Common Shares (the "NPS Meeting") where such holders will consider and, if determined advisable, approve, among other things: (i) an amendment to the articles of incorporation of NPS to increase the number of NPS Common Shares authorized for issuance;

and (ii) the issuance of NPS Common Shares in connection with the Arrangement, such shares being listed on the NASDAQ.

 Arrangement Agreement

   The following is a summary of the material terms of the Arrangement Agreement and as such is qualified in its entirety by the Arrangement Agreement which is attached hereto as Exhibit "2".

   Allelix--No Soliciting Other Offers

   Without the prior written consent of NPS, from and after the date of the Arrangement Agreement, Allelix and its subsidiaries will not, and will not authorize or permit any of their officers, directors, employees, financial advisors, representatives and agents (the "Representatives") to, directly or indirectly, solicit, initiate or encourage (including by way of furnishing information) or take any other action to facilitate any enquiries or the making of any proposal which constitutes or may reasonably be expected to lead to an Acquisition Proposal (as defined below) from any person, or engage in any discussions or negotiations relating thereto or accept any Acquisition Proposal.

   Notwithstanding the above however, Allelix may at any time prior to the time the holders of the Allelix Common Shares shall have voted to approve the Arrangement and the other transactions contemplated thereby, engage in discussions or negotiations with a third party who (without any solicitation, initiation, or encouragement, directly or indirectly, by Allelix, any of its subsidiaries or the Representatives after the date of the Arrangement Agreement) seeks to initiate such discussions or negotiations and may furnish such third party information concerning Allelix and its business, properties and assets if and only to the extent that:

     (i) the third party has (A) first made an Acquisition Proposal that is financially superior to the transaction contemplated by the Arrangement Agreement which, in any event, shall mean that such proposal shall offer a value per Allelix Common Share greater than the per share value attributable thereto under the transaction contemplated by the Arrangement Agreement and (B) demonstrated that the funds or other consideration necessary for the Acquisition Proposal are reasonably likely to be available (as determined in good faith, in each case by Allelix's board of directors after receiving the advice of its financial advisors to this effect in writing or recorded in the minutes) (a "Superior Proposal") and Allelix's board of directors has concluded in good faith, after considering the applicable law and receiving the advice of outside counsel to this effect in writing or recorded in the minutes, that such action is necessary for the board of directors to act in a manner consistent with its fiduciary duties under the applicable law; and

     (ii) prior to furnishing such information to or entering into discussions or negotiations with such person or entity, Allelix provides prompt notice to NPS to the effect that it is furnishing information to or entering into discussions or negotiations with such person or entity and receives from such person or entity an executed confidentiality and restricted use agreement in reasonably customary form.

   Pursuant to the Arrangement Agreement, Allelix is obligated to notify NPS orally and in writing of any enquiries, offers or proposals with respect to an Acquisition Proposal (including, without limitation, terms and conditions of any such proposal, the identity of the person making it and all other information reasonably requested by NPS) within 12 hours of the receipt thereof, shall answer NPS's questions with respect to such enquiries, offers or proposals and shall give NPS five days advance notice of any agreement to be entered into with, or information to be supplied to, any person making such enquiry, offer or proposal.

   Allelix has covenanted that it will not enter into any agreement regarding a Superior Proposal (the "Proposed Agreement") without providing NPS with an opportunity to amend the Arrangement Agreement to provide for a value per Allelix Common Share at least equal to that included in the Proposed Agreement (as determined in good faith by Allelix's board of directors after receiving the advice of its financial advisors to this effect in writing or recorded in the minutes). In particular, Allelix has covenanted to provide NPS with a copy of any Proposed Agreement as executed by the party making the proposal at least 72 hours prior to its proposed execution by Allelix. In the event that NPS decided to amend the Arrangement Agreement as provided above, Allelix has covenanted that it will not enter into the Proposed Agreement.

   "Acquisition Proposal" is defined in the Arrangement Agreement to mean a written proposal or offer by any person to acquire beneficial ownership of all or a material portion of the assets of Allelix (including shares of its subsidiaries) or one or more of its subsidiaries or not less than 10 percent of the Allelix Common Shares or of one or more of its subsidiaries pursuant to an amalgamation, plan of arrangement, consolidation or other business combination, sale of shares or other securities, sale of assets, take-over bid or tender offer or exchange offer or similar transaction involving Allelix or one or more of its subsidiaries including, without limitation, any single or multi-step transaction or series of related transactions which is structured to permit such third party to acquire beneficial ownership or any material portion of the assets of, or such percentage of the Allelix Common Shares or one or more of its subsidiaries (other than transactions contemplated by the Arrangement Agreement).

   NPS--No Shop

   Without the prior written consent of Allelix, NPS and its subsidiaries will not, and will not authorize or permit any of their officers, directors, employees, financial advisors, representatives and agents to, directly or indirectly, solicit, initiate or encourage or take any other action to facilitate any enquiries or the making of a proposal which constitutes or may be reasonably expected to lead to an NPS Acquisition Proposal, which is defined in the Arrangement Agreement to be a written proposal or offer by any person to acquire not less than 20 percent of the NPS Common Shares by business combination, sale of issued or treasury shares or tender or exchange offer or similar transaction, including, without limitation, any single or multi-step transaction or series of related transactions which are structured to permit a person to acquire such NPS Common Shares. However, NPS may engage in discussions or negotiations at any time with a third party who seeks to initiate such discussions and may furnish such a third party with information concerning NPS if the board of directors of NPS has concluded, after considering applicable law and receiving the advice of counsel in writing, in good faith that such action is necessary for the board of directors to act in a manner consistent with its fiduciary duties.

   Access

   NPS will be entitled, on reasonable notice to Allelix, to access Allelix's premises and will be entitled to meet with Allelix's shareholders, creditors, licensors, licensees and employees. Allelix and its subsidiaries must keep NPS fully informed as to its and its subsidiaries' business and affairs and as to the decisions required with respect to the most advantageous methods of operating and producing from its and its subsidiaries' assets.

   Topping Fee/Break Fee

   Allelix is obligated to pay to NPS a U.S.$2,000,000 topping fee if any of the following occur:

     (i) Allelix breaches its covenants or agreements in the Arrangement Agreement in any material respect;

     (ii) NPS terminates the Arrangement Agreement because the board of directors of Allelix has withdrawn or varied in a manner determined by NPS to be adverse, its approval of the Arrangement Agreement or the Arrangement or its unanimous recommendation to the holders of Allelix Common Shares unless the board of directors of Allelix has so acted because of a material adverse change affecting NPS, and such change is not attributable to a material adverse change affecting Allelix;

     (iii) Allelix terminates the Arrangement Agreement in order to enter into a definitive written agreement with respect to a Superior Proposal; or

     (iv) an Acquisition Proposal is announced (in this instance, the reference to 10 percent of the Allelix Common Shares in the definition of Acquisition Proposal shall be deemed to be a reference to 20 percent of the Allelix Common Shares), the holders of the Allelix Common Shares do not approve the Arrangement at the Allelix Meeting, and a significant transaction involving the acquisition of a material portion of the assets of Allelix or one or more of its subsidiaries or Allelix Common Shares so as to hold not less than 20 percent or more of the Allelix Common Shares outstanding is completed with the person who made the Acquisition Proposal within the twelve months following the date of the Allelix Meeting.

   NPS is obligated to pay to Allelix a break fee of U.S.$1,000,000 in the event that NPS breaches a covenant or agreement on its part in the Arrangement Agreement in any material respect, or the holders of the NPS Common Shares do not approve the matters relating to the Arrangement considered at the NPS Meeting except following a material adverse change affecting Allelix. The break fee shall be increased to U.S.$2,000,000 in the event that the board of directors of NPS withdraws or varies its unanimous recommendation to the holders of NPS Common Shares in a manner determined by Allelix to be adverse to Allelix, otherwise than because of a material adverse change affecting Allelix.

   Standstill

   Each of Allelix and NPS has agreed that neither it nor an affiliate will, prior to June 27, 2000, without the prior written consent of the other party, among other things:

     (i) acquire, offer or agree to acquire, directly or indirectly, by purchase or otherwise, individually or in concert with any other person, any voting securities or securities convertible into or exchangeable for voting securities, of the other party;

     (ii) directly or indirectly make, or in any way participate in, any solicitation of proxies to vote, or seek to advise or influence any other person with respect to the voting of any voting securities of the other party; or

     (iii) act alone or in concert with others to seek to control the management, directors or corporate policies of the other party.

   The above restrictions will not apply in the event an offer is made (and not withdrawn at the time the conduct otherwise prohibited by the foregoing has commenced) to acquire beneficial ownership of all or a material portion of the assets of the other party or one or more of its subsidiaries or not less than 20 percent of the issued and outstanding common shares of the other party pursuant to a transaction to be considered at a meeting of security holders requisitioned by a security holder of such other party or pursuant to a take-over bid, tender offer, or similar transaction involving the other party.

   Termination

   The Arrangement Agreement may be terminated by:

     (i) the delivery by one party to another of a written notice stating that a condition precedent for the benefit of the party initiating such notice has not been fulfiled or satisfied within the time contemplated by the Arrangement Agreement and that the Arrangement Agreement is accordingly terminated;

     (ii) NPS if the board of directors of Allelix has withdrawn or varied in a manner determined by NPS to be adverse to NPS, approval of the Arrangement Agreement or the Arrangement or its unanimous recommendation to the holders of Allelix Common Shares;

     (iii) Allelix if the board of directors of NPS has withdrawn its unanimous recommendation to the holders of the NPS Common Shares to vote in favour of the resolutions contemplated in the Arrangement Agreement to be considered at the NPS Meeting;

     (iv) Allelix in order to enter into a definitive written agreement with respect to a Superior Proposal;

     (v) the mutual agreement of Allelix and NPS (without further action on the part of the holders of the Allelix Common Shares if terminated after the holding of the Allelix Meeting); or

     (vi) either NPS or Allelix if there has been passed any law or regulation that makes consummation of the transactions contemplated by the Arrangement Agreement illegal or otherwise prohibited or if any injunction, order or decree enjoining NPS or Allelix from consummation of the transactions contemplated by the Arrangement Agreement is entered into and such injunction, order or decree becomes final and non-applicable.

   Mutual Conditions to Closing

   The Arrangement Agreement provides that the respective obligations of each of Allelix and NPS to complete the transactions contemplated therein are subject to the satisfaction, on or before the Effective Date or at such other specified time, of a number of conditions precedent, including the following:

     (i) the Interim Order shall have been granted in form and substance satisfactory to Allelix and NPS, acting reasonably, on or before October 31, 1999 and shall not have been set aside or modified in a manner unacceptable to such parties on appeal or otherwise;

     (ii) the resolution approving the Arrangement shall have been duly approved by the required majority of the holders of Allelix Common Shares, with or without amendment, in accordance with the Interim Order, on or before January 20, 2000;

     (iii) each of the resolutions considered at the NPS Meeting shall have been duly approved by the required majority without amendment on or before January 20, 2000;

     (iv) Allelix shall have obtained articles of continuance from the Director appointed under section 278 of the OBCA (the "OBCA Director") in form and substance satisfactory to Allelix and NPS, acting reasonably;

     (v) the Final Order shall have been granted in form and substance satisfactory to Allelix and NPS, acting reasonably, on or before January 31, 2000, and shall not have been set aside or modified in a manner unacceptable to such parties on appeal or otherwise;

     (vi) the articles of arrangement relating to the Arrangement shall be in form and substance satisfactory to Allelix and NPS, acting reasonably;

     (vii) the Effective Date shall be on or before January 31, 2000;

     (viii) (A) no act, action, suit or proceeding shall have been taken or be outstanding before or by any domestic or foreign court or tribunal or governmental agency or other regulatory authority or administrative agency or commission by any elected or appointed public official or private person (including, without limitation, any individual, corporation, firm, group or other entity) in Canada or elsewhere, whether or not having the force of law, and (B) no law, regulation or policy shall have been proposed, enacted, promulgated or applied which, in either case, has effect, or may have effect, to cease trade, enjoin, or prohibit the acquisition by NPS of the Allelix Common Shares, or the right of NPS to own or exercise full rights of ownership of the Allelix Common Shares, or the issuance, pursuant to the Arrangement, of NPS Common Shares and Exchangeable Shares to the holders of Allelix Common Shares;

     (ix) there shall not exist any prohibition at law against NPS or Allelix and the holders of Allelix Common Shares consummating the Arrangement;

     (x) Allelix and NPS shall have obtained the consents, approvals and authorizations referred to in Section 3.18 of the Arrangement Agreement and such other material consents, approvals and authorizations (if any), regulatory or otherwise, required or necessary in connection with the transactions contemplated therein on terms and conditions satisfactory to each of them, acting reasonably;

     (xi) the Exchangeable Shares issuable pursuant to the Arrangement shall have been conditionally approved for listing on the TSE subject to the filing of the usual and customary documentation;

     (xii) any required orders from applicable securities authorities authorizing the issue of the Exchangeable Shares shall have been obtained on terms satisfactory to NPS and Allelix, both acting reasonably;

     (xiii) there shall not have occurred any actual or threatened change (including a proposal by the Minister of Finance of Canada to amend the ITA or any announcement, governmental or regulatory initiative, condition, event or development involving a change or a prospective change) that, in the judgment of NPS, acting reasonably, directly or indirectly, has or may have a material adverse effect with respect to consummating the proposed transaction; and

     (xiv) holders of not more than 10 percent of Allelix's Common Shares shall have exercised Dissent Rights (as defined in the Arrangement Agreement).

   Conditions to Closing for the Benefit of Allelix

   The Arrangement Agreement provides that the obligation of Allelix to complete the transactions contemplated therein is subject to the satisfaction or waiver, where permissible, of a number of additional conditions, including the following:

     (i) the representations and warranties made by NPS in the Arrangement Agreement shall be true as of the Effective Date as if made on and as of such date and NPS shall have provided to Allelix the certificate of one senior officer of NPS certifying such accuracy on the Effective Date (and Allelix shall have no knowledge to the contrary);

     (ii) NPS shall have provided Allelix with opinions of NPS's counsel and addressed to Allelix and Allelix's counsel as required pursuant to the Arrangement Agreement;

     (iii) the appointment of three Allelix directors, to be jointly designated by NPS and Allelix, acting reasonably, to the board of directors of NPS;

     (iv) NPS shall have complied with its covenants in the Arrangement Agreement and shall have provided to Allelix the certificate of a senior officer of NPS certifying that NPS has complied with its respective covenants therein and Allelix shall have no knowledge to the contrary;

     (v) between the date of the most recent public disclosure by NPS and the Effective Date, there shall not have occurred any material adverse change with respect to NPS that is not attributable to a material adverse change with respect to Allelix;

     (vi) NPS, NPS Holdings and NPS Allelix shall have entered into the Support Agreement; and

     (vii) NPS, NPS Allelix and a trust company acceptable to NPS and Allelix, acting reasonably, shall have entered into the Voting and Exchange Trust Agreement.

   Conditions to Closing for the Benefit of NPS

   The Arrangement Agreement provides that the obligation of NPS to complete the transactions contemplated therein is subject to the satisfaction or waiver, where permissible, of a number of additional conditions, including the following:

     (i) the representations and warranties made by Allelix in the Arrangement Agreement shall be true as of the Effective Date as if made on and as of such date and Allelix shall have provided to NPS a certificate of the Chairman of the board of directors of Allelix and the Chief Executive Officer (or such other officer of Allelix that may be acceptable to NPS, acting reasonably) certifying such accuracy on the Effective Date (and NPS shall have no knowledge to the contrary);

     (ii) Allelix shall have provided NPS with an opinion of Allelix's counsel in form and substance satisfactory to NPS, acting reasonably dated the Effective Date (or such other date as Allelix and NPS may agree) and addressed to NPS and NPS's counsel as required pursuant to the Arrangement Agreement;

     (iii) Allelix shall have complied, in all material respects, with its covenants in the Arrangement Agreement and Allelix shall have provided to NPS a certificate of the Chairman of the board of directors of Allelix and the Chief Executive Officer (or such other officer of Allelix that may be acceptable to NPS, acting reasonably) certifying that Allelix has complied with its covenants therein and NPS shall have no knowledge to the contrary;

     (iv) the Interim Order, the Final Order and any required orders from the applicable securities commissions authorizing the issuance of the Exchangeable Shares shall have been obtained on terms satisfactory to NPS, acting reasonably;

     (v) between the date of the most recent public disclosure by Allelix, and the Effective Date, there shall not have occurred any material adverse change with respect to Allelix; and

     (vi) the directors of Allelix and its subsidiaries shall have tendered their resignations to be effective on the Effective Date.

   Mutual Representations and Warranties

   The Arrangement Agreement contains a number of mutual representations and warranties of Allelix and NPS, relating to, among other things: (i) the corporate existence, organization and qualification of each of Allelix and NPS;
(ii) authorization, execution, delivery and enforceability of the Arrangement Agreement; (iii) the absence of any violations, conflicts, breaches, defaults, rights, encumbrances, suspensions, revocations or lack of consents, approvals or notices which would have a material adverse effect on the party giving the representation and warranty; (iv) the absence of any outstanding actions, suits, proceedings or investigations, either commenced, contemplated or threatened against either of Allelix or NPS, including their respective subsidiaries, which could reasonably be expected to have a material adverse effect on the party giving the representation and warranty; (v) financial statements; (vi) minute books and records; (vii) the filing of tax returns and the payment of taxes; (viii) the maintenance of insurance; (ix) environmental matters; (x) employment agreements and labour matters; (xi) the obtaining by Allelix and NPS of various consents and approvals except where the failure to obtain such consent or approval would not constitute a material adverse effect to the party giving the representation and warranty; and (xii) intellectual property rights.

   Representations and Warranties of Allelix

   The Arrangement Agreement contains a number of additional representations and warranties of Allelix relating to, among other things: (i) the capitalization of Allelix; (ii) the status of Allelix as a reporting issuer under the securities laws of each province of Canada and the listing of all issued and outstanding Allelix Common Shares on the TSE (issuable Allelix Common Shares are listed on the TSE subject to issuance); (iii) the truth and correctness of the material provided by Allelix for inclusion in the information circular of NPS; and (iv) the 1999 audited financial statements of Allelix. Allelix has also represented and warranted that the board of directors of Allelix has: i) unanimously determined that the Arrangement is fair to the holders of Allelix Common Shares and that the Arrangement is in the best interests of Allelix and the holders of Allelix Common Shares; ii) approved the Arrangement and the entering into and execution of the Arrangement Agreement; and iii) resolved to recommend that the holders of the Allelix Common Shares vote in favour of the Arrangement.

   Representations and Warranties of NPS

   The Arrangement Agreement contains a number of additional representations and warranties of NPS relating to, among other things, (i) the capitalization of NPS; (ii) the status of NPS as a reporting company under the U.S. Securities Exchange Act of 1934, as amended; and (iii) the truth and correctness of the material provided by NPS for inclusion in the information circular of Allelix. NPS has also represented and warranted that the board of directors of NPS has unanimously approved the Arrangement Agreement and has determined to recommend that the holders of the NPS Common Shares vote in favour of the matters contemplated in the Arrangement Agreement to be voted on at the NPS Meeting.

   Mutual Covenants

   Each of Allelix and NPS has covenanted, among other things, that, until the Effective Date or the date upon which the Arrangement Agreement is terminated, whichever is earlier, they will:

     (i) use all reasonable commercial efforts to satisfy the conditions precedent to their respective obligations set out in the Arrangement Agreement and to do all other things necessary, proper or advisable under applicable laws to complete the Arrangement, including using all reasonable commercial efforts to obtain all necessary waivers, consents, approvals and authorizations required to be obtained under loan agreements, leases, other contracts or under applicable law and to effect all necessary registrations and filings and submissions of information requested by governmental authorities required to be effected in connection with the Arrangement;

     (ii) make available and cause to be made available to the other party, their agents and advisors, all documents and agreements in any way relating to or affecting their business, financial condition, operations, prospects, properties, assets or affairs, except where they are contractually precluded from making such document or agreement available in which case they shall co-operate with the other party in securing access to any such documentation not in their possession or under their control;

     (iii) not take any action, refrain from taking any action or permit any action to be taken or not taken, inconsistent with the Arrangement Agreement or which might, directly or indirectly, interfere with or adversely affect the consummation of the Arrangement; and

     (iv) not, during the period commencing on the date of the Arrangement Agreement and ending on the earlier of the Effective Date of the Arrangement and the second anniversary of the termination of the Arrangement Agreement, directly or indirectly solicit, induce, recruit or encourage any of the other party's employees to terminate their employment with the other party or attempt to solicit, induce or recruit employees of the other party.

   Covenants of Allelix

   Allelix has covenanted and agreed, among other things, that, until the Effective Date or the date on which the Arrangement Agreement is terminated, whichever is earlier, it will:

     (i) in a timely and expeditious manner and as soon as reasonably practicable, but in any event not later than October 31, 1999, file, proceed with and prosecute an application to the Court under the Canada Business Corporations Act and/or the OBCA, as required, for the Interim Order with respect to the Arrangement;

     (ii) in a timely and expeditious manner and as soon as reasonably practicable, carry out the terms of the Interim order; prepare and file the notice of meeting and management information circular of Allelix (the "Information Circular") prepared in connection with the Allelix Meeting; allow NPS and its counsel to participate fully in preparation of the Information Circular; convene the Allelix Meeting; solicit proxies to be voted at the Allelix Meeting in favour of the Arrangement; provide notice to NPS of the Allelix Meeting and allow NPS's representatives to attend the Allelix Meeting; and conduct the Allelix Meeting in accordance with the Interim Order, the by-laws of Allelix and any instrument governing such meeting;

     (iii) in a timely and expeditious manner and, in any event not later than October 20, 1999, deliver to NPS the audited financial statements prepared in respect of its fiscal year ended August 31, 1999;

     (iv) subject to the approval of the Arrangement at the Allelix Meeting in accordance with the provisions of the Interim Order, file, proceed with and prosecute an application for the Final Order;

     (v) forthwith carry out the terms of the Final Order and, subject to the receipt of the Final Order, will file the articles of arrangement and the Final Order with the OBCA Director in order for the Arrangement to become effective on or before January 31, 2000;

     (vi) subject to approval of the resolution relating to the Continuance at the Allelix Meeting, file articles of continuance with the OBCA Director;

     (vii) not to incur significant new capital expenditures above specified levels;

     (viii) not to incur any indebtedness for borrowed money; and

     (ix) not to enter into or agree to enter into any licence agreement, collaboration and/or development agreement or any other agreement to sell, convey, transfer, assign or encumber any of its right, title or interest in any of its research, pre-clinical or clinical development programs.

   Covenants of NPS

   NPS has covenanted and agreed, among other things, that, until the Effective Date or the date on which the Arrangement Agreement is terminated, whichever is earlier, it will:

     (i) not issue NPS Common Shares at a price which is less than the then current market price on their date of issue, less 10 percent, except upon the exercise of NPS options;

     (ii) allow Allelix and its counsel to participate fully in the preparation of the notice of meeting and management information circular of NPS prepared in connection with the NPS Meeting;

     (iii) in a timely and expeditious manner and as soon as practicable but in any event not later than January 15, 2000, convene the NPS Meeting;

     (iv) solicit proxies to be voted at the NPS Meeting in favour of the matters to be considered thereat;

     (v) provide notice to Allelix of the NPS Meeting and allow Allelix's representatives to attend the NPS Meeting;

     (vi) to the extent within its power, forthwith carry out the terms of the Interim Order and the Final Order;

     (vii) to appoint three Allelix directors to the board of directors of NPS mutually acceptable to Allelix and NPS, acting reasonably;

     (viii) not to acquire or agree to acquire (by acquisition of securities or assets or otherwise) any corporation, partnership or other business organization or division or any assets or properties for consideration of more than U.S.$4,000,000 in total; and

     (ix) except with the prior written consent of Allelix, to cause it and its subsidiaries to use all reasonable efforts to preserve intact their present business, licenses and permits and to not, nor permit its subsidiaries to enter into any transaction out of the ordinary course of business if the total obligations and commitments of NPS and its subsidiaries thereunder exceed U.S.$4,000,000.

6. Reliance on Confidentiality Provisions of Securities Legislation

   Not applicable.

7. Omitted Information

   No information has been omitted in respect of the material change.

8. Senior Officers

   For further information, please contact:

   Paul J. Van Damme
   Senior Vice-President and Chief Financial Officer

   Telephone: (905) 677-0831

9. Statement of Senior Officer

   The foregoing accurately discloses the material change referred to herein.

   DATED at Toronto, this 6th day of October, 1999.


                                                  /s/ James Howard-Tripp
                                          _____________________________________
                                                   James Howard-Tripp
                                           Senior Vice-President, Neuroscience

   IT IS AN OFFENCE FOR A PERSON TO MAKE A STATEMENT IN A DOCUMENT REQUIRED TO BE FILED OR FURNISHED UNDER THIS ACT OR THIS REGULATION THAT, AT THE TIME AND IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH IT IS MADE, IS A MISREPRESENTATION.

                           NPS PHARMACEUTICALS, INC.
                        SPECIAL MEETING OF STOCKHOLDERS
                               DECEMBER 15, 1999

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned constitutes and appoints Hunter Jackson and James U. Jensen (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of common stock of NPS Pharmaceuticals, Inc., registered in the name provided herein which the undersigned is entitled to vote, at a Special Meeting of Stockholders. This meeting will be held at the Marriott-University Park Hotel located at 500 South Wakara Way, Salt Lake City, Utah on December 15, 1999 at 10:00 a.m. (local time). This Proxy is given in accordance with the following instructions, and carries discretionary authority related to any and all other matters that may come before the meeting and any adjournments thereof.

  1. To approve the issuance of shares of NPS common stock, $0.001 par value per share, in connection with the Arrangement Agreement, dated as of September 27, 1999, by and among Allelix Biopharmaceuticals Inc. and NPS Pharmaceuticals, Inc. as set forth in the Proxy Statement:

                    [ ]  FOR   [ ]  AGAINST   [ ]  ABSTAIN

  2. To approve an amendment to the Certificate of Incorporation of NPS increasing the total number of shares of capital stock that NPS is authorized to issue from 25,000,000 shares to 50,000,000 shares and the total number of shares of common stock authorized for issuance thereunder to 45,000,000 shares from 20,000,000 shares.

                    [ ]  FOR   [ ]  AGAINST   [ ]  ABSTAIN

This Proxy when properly executed will be voted as directed above. If no direction is made, this Proxy will be voted FOR the issuance of shares of NPS common stock, in connection with the Arrangement Agreement between Allelix Biopharmaceuticals Inc. and NPS Pharmaceuticals, Inc.; FOR the approval of an amendment to the Certificate of Incorporation of NPS increasing the total number of shares of capital stock that NPS is authorized to issue from 25,000,000 shares to 50,000,000 shares and the total number of shares of common stock authorized for issuance thereunder to 45,000,000 shares from 20,000,000 shares.


                      Dated
                           -----------------------------------------------------

                       ---------------------------------------------------------

                       ---------------------------------------------------------
                                           Please sign here

                       Do you plan to attend the Special Meeting? [ ] Yes [ ] No

                       Please date this Proxy and sign your name exactly as it appears hereon. Joint owners should each sign. When signing as an agent, attorney, administrator, executor, guardian, or trustee, please indicate your title as such. If executed by a corporation, the Proxy should be signed in the corporate name by a duly authorized officer who should indicate his title. Please date, sign, and mail
                                                  ---------------------------
                       this proxy card in the enclosed envelope.
                       ----------------------------------------